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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Item 1.	Reports to Stockholders.

MainStay Epoch U.S. Equity Yield Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (2/3/09)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.63 1.98%	3.15 9.15%	10.57 11.83%	14.68 15.72%	1.63 1.63%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (12/3/08)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.69 1.92%	2.96 8.95%	10.43 11.69%	14.60 15.62%	1.83 1.83%
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	0.55 1.53%	7.17 8.17%	10.89 10.89%	14.80 14.80%	2.58 2.58%
Class I Shares[4]	No Sales Charge		2.08%	9.40%	12.10%	16.02%	1.38%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from December 3, 2008 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares would likely have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from December 3, 2008 and the Class P shares from February 3, 2009, respectively, of the Epoch U.S. Large Cap Equity Fund (the predecessor to the Fund), through November 15, 2009. The Epoch U.S. Large Cap Equity Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Russell 1000® Value Index[5]	2.89%	9.31%	13.39%	15.79%
Russell 1000® Index[6]	4.75	13.00	14.47	17.73
Average Lipper Multi-Cap Core Fund[7]	4.64	10.55	12.64	17.71

5.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Fund selected the Russell 1000® Value Index as its primary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Fund has selected the Russell 1000® Index as its secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have average characteristics compared to the S&P Super Composite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,019.80	$6.21	$1,018.60	$6.21

Investor Class Shares	$1,000.00	$1,019.20	$6.76	$1,018.10	$6.76

Class C Shares	$1,000.00	$1,015.30	$10.44	$1,014.40	$10.44

Class I Shares	$1,000.00	$1,020.80	$4.96	$1,019.90	$4.96

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.24% for Class A, 1.35% for Investor Class, 2.09% for Class C and 0.99% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of April 30, 2015 (Unaudited)

Oil, Gas & Consumable Fuels	8.8%
Multi-Utilities	7.1
Aerospace & Defense	6.9
Tobacco	6.4
Electric Utilities	5.8
Pharmaceuticals	5.1
Commercial Services & Supplies	4.3
Diversified Telecommunication Services	3.9
Chemicals	3.6
Beverages	3.2
Food Products	3.1
Semiconductors & Semiconductor Equipment	3.1
Household Products	3.0
Insurance	3.0
Banks	2.7
Technology Hardware, Storage & Peripherals	2.7
Real Estate Investment Trusts	2.6
IT Services	2.4
Electrical Equipment	2.2

Food & Staples Retailing	2.0%
Software	2.0
Industrial Conglomerates	1.5
Diversified Financial Services	1.4
Media	1.4
Metals & Mining	1.1
Specialty Retail	1.1
Capital Markets	1.0
Health Care Providers & Services	1.0
Air Freight & Logistics	0.9
Distributors	0.9
Wireless Telecommunication Services	0.9
Containers & Packaging	0.8
Health Care Equipment & Supplies	0.7
Gas Utilities	0.6
Hotels, Restaurants & Leisure	0.6
Short-Term Investment	2.6
Other Assets, Less Liabilities	–0.4

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2015 (excluding short-term investment) (Unaudited)

1.	Altria Group, Inc.

2.	AbbVie, Inc.

3.	Reynolds American, Inc.

4.	Kinder Morgan, Inc.

5.	Lockheed Martin Corp.
6.	Kraft Foods Group, Inc.

7.	Raytheon Co.

8.	Seagate Technology PLC

9.	Kimberly-Clark Corp.

10.	Johnson & Johnson

8	MainStay Epoch U.S. Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Sappenfield, Michael Welhoelter, CFA, William Priest, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. Equity Yield Fund perform relative to its benchmarks and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Epoch U.S. Equity Yield Fund returned 1.98% for Class A shares, 1.92% for Investor Class shares and 1.53% for Class C shares for the six months ended April 30, 2015. Over the same period, Class I shares returned 2.08%. For the six months ended April 30, 2015, all share classes underperformed the 2.89% return of the Russell 1000® Value Index,1 which is the Fund’s primary benchmark and the 4.75% return of the Russell 1000 Index,1 which is the Fund’s secondary benchmark. Over the same period, all share classes underperformed the 4.64% return of the Average Lipper2 Multi-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests in a diversified group of companies that continued to achieve growth in free cash flow and provide shareholders with positive returns from cash dividends, share buybacks and debt reduction. The largest contributors to the Fund’s performance relative to the Russell 1000® Value Index were the consumer staples and energy sectors. (Contributions take weightings and total returns into account.) Stock selection in the consumer discretionary sector was the most significant detractor from the Fund’s performance relative to the Russell 1000® Value Index.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the strongest-contributing stocks to the Fund’s absolute performance were Kraft Foods Group and tobacco companies Reynolds America and Lorillard. Shares of Kraft Foods, a North American food and beverage company, rose strongly following the announcement that Heinz would merge with Kraft to create a leading global food and beverage company. Reynolds America continued to benefit from its total tobacco portfolio approach. Reynolds America’s management was keenly focused on innovation and building sustainable growth, and both Reynolds and Lorillard benefited after the latter was acquired and confidence increased that the deal would close in the second quarter of 2015.

Among the stocks that detracted the most from the Fund’s absolute performance were oil, gas & consumable fuels company ONEOK; telecommunication services company

CenturyLink; and toy manufacturer Mattel. ONEOK is the sole general partner of ONEOK Partners, L.P. (the partnership), with its earnings and cash flow underpinned by distributions from the partnership. The shares were negatively affected by a significant decline in commodity prices during the last six months. CenturyLink is a provider of fixed line telephone, Internet, cable TV and IT services. After strong performance during 2014, the company’s shares pulled back as management tempered growth expectations for 2015. Mattel, the largest toy manufacturer in the world, posted disappointing results once again during the important holiday season, and we eliminated the Fund’s position in the stock.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several significant purchases during the reporting period. We added Fund positions in insurance company Allianz and records management company Iron Mountain, because of the stocks’ favorable shareholder yield attributes.

Positions eliminated from the Fund included Mattel and Deere. We sold Mattel when our confidence in future cash returns to shareholders declined after a disappointing year. We also sold Deere, a large manufacturer of agricultural and construction equipment. The outlook for agricultural equipment was challenging, and the shares provided a dividend yield of less than 3%. We sold the Fund’s position in Deere to acquire stocks that we believed offered more attractive shareholder yield opportunities.

How did the Fund’s sector weightings change during the reporting period?

Sector weights are generally the result of our bottom-up stock selection process and do not reflect top-down assessments of individual sectors. During the reporting period, the most significant increases were in the financials and consumer staples sectors. Over the same period, the Fund reduced exposure in the consumer discretionary and utilities sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2015, the Fund remained significantly overweight relative to the Russell 1000® Value Index in the consumer staples, utilities and industrials sectors. As of the same date, the Fund’s most substantially underweight positions were in the financials and health care sectors. The Fund continued to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value
Common Stocks 97.8%†
Aerospace & Defense 6.9%
Boeing Co. (The)	1,240	$177,742
General Dynamics Corp.	2,405	330,254
Honeywell International, Inc.	2,405	242,713
♦Lockheed Martin Corp.	2,355	439,443
♦Raytheon Co.	3,780	393,120
United Technologies Corp.	2,035	231,481

		1,814,753

Air Freight & Logistics 0.9%
United Parcel Service, Inc. Class B	2,380	239,261

Banks 2.7%
Commonwealth Bank of Australia, Sponsored ADR	2,120	148,824
M&T Bank Corp.	1,570	187,882
People’s United Financial, Inc.	10,795	163,112
Wells Fargo & Co.	3,880	213,788

		713,606

Beverages 3.2%
Coca-Cola Co. (The)	4,915	199,352
Coca-Cola Enterprises, Inc.	4,770	211,836
Molson Coors Brewing Co. Class B	3,825	281,176
PepsiCo., Inc.	1,555	147,911

		840,275

Capital Markets 1.0%
BlackRock, Inc.	690	251,119

Chemicals 3.6%
Dow Chemical Co. (The)	5,720	291,720
E.I. du Pont de Nemours & Co.	2,925	214,110
Potash Corporation of Saskatchewan, Inc.	8,175	266,832
RPM International, Inc.	3,315	157,595

		930,257

Commercial Services & Supplies 4.3%
Deluxe Corp.	5,135	332,491
R.R. Donnelley & Sons Co.	10,050	187,131
Republic Services, Inc.	5,660	229,966
Waste Management, Inc.	7,335	363,303

		1,112,891

Containers & Packaging 0.8%
Bemis Co., Inc.	4,860	218,700

Distributors 0.9%
Genuine Parts Co.	2,650	238,103

	Shares	Value
Diversified Financial Services 1.4%
CME Group, Inc.	4,153	$377,549

Diversified Telecommunication Services 3.9%
AT&T, Inc.	9,615	333,064
CenturyLink, Inc.	10,210	367,151
Verizon Communications, Inc.	6,095	307,432

		1,007,647

Electric Utilities 5.8%
Duke Energy Corp.	5,005	388,238
Entergy Corp.	1,920	148,186
Eversource Energy	6,253	304,896
PPL Corp.	9,515	323,795
Southern Co. (The)	3,810	168,783
Westar Energy, Inc.	4,540	170,931

		1,504,829

Electrical Equipment 2.2%
Eaton Corp. PLC	4,150	285,229
Emerson Electric Co.	4,960	291,797

		577,026

Food & Staples Retailing 2.0%
CVS Health Corp.	3,200	317,728
Wal-Mart Stores, Inc.	2,750	214,637

		532,365

Food Products 3.1%
Campbell Soup Co.	5,320	237,857
Hershey Co. (The)	1,715	157,643
♦Kraft Foods Group, Inc.	4,960	420,360

		815,860

Gas Utilities 0.6%
WGL Holdings, Inc.	3,070	168,881

Health Care Equipment & Supplies 0.7%
Medtronic PLC	2,490	185,381

Health Care Providers & Services 1.0%
UnitedHealth Group, Inc.	2,340	260,676

Hotels, Restaurants & Leisure 0.6%
McDonald’s Corp.	1,590	153,515

Household Products 3.0%
Colgate-Palmolive Co.	2,080	139,942
♦Kimberly-Clark Corp.	3,560	390,497
Procter & Gamble Co. (The)	3,200	254,432

		784,871

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2015, excluding short-term investment. May be subject to change daily.

10	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Industrial Conglomerates 1.5%
3M Co.	2,445	$382,374

Insurance 3.0%
Allianz S.E., Sponsored ADR	12,050	207,260
Arthur J. Gallagher & Co.	7,290	348,681
Marsh & McLennan Cos., Inc.	4,060	228,009

		783,950

IT Services 2.4%
Automatic Data Processing, Inc.	3,765	318,293
Paychex, Inc.	6,530	315,987

		634,280

Media 1.4%
Regal Entertainment Group Class A	8,595	189,090
Time Warner, Inc.	2,049	172,956

		362,046

Metals & Mining 1.1%
BHP Billiton, Ltd., Sponsored ADR	2,750	141,048
Rio Tinto PLC, Sponsored ADR	3,260	146,015

		287,063

Multi-Utilities 7.1%
Ameren Corp.	6,270	256,694
CMS Energy Corp.	7,825	265,502
Dominion Resources, Inc.	3,360	240,845
NiSource, Inc.	4,650	201,903
SCANA Corp.	2,840	150,463
TECO Energy, Inc.	9,830	186,278
Vectren Corp.	4,410	190,380
Wisconsin Energy Corp.	7,365	361,769

		1,853,834

Oil, Gas & Consumable Fuels 8.8%
ConocoPhillips	4,930	334,845
Enterprise Products Partners, L.P.	4,945	169,366
Exxon Mobil Corp.	1,615	141,102
♦Kinder Morgan, Inc.	10,407	446,981
MarkWest Energy Partners, L.P.	2,165	146,051
Occidental Petroleum Corp.	2,460	197,046
ONEOK Partners, L.P.	3,475	145,776
ONEOK, Inc.	4,190	201,539
Royal Dutch Shell PLC, Sponsored ADR	3,055	193,779
Spectra Energy Corp.	5,495	204,689
Targa Resources Partners, L.P.	2,620	119,053

		2,300,227

Pharmaceuticals 5.1%
♦AbbVie, Inc.	7,610	492,063
♦Johnson & Johnson	3,925	389,360
Merck & Co., Inc.	4,440	264,446

	Shares	Value
Pharmaceuticals (continued)
Pfizer, Inc.	5,450	$184,918

		1,330,787

Real Estate Investment Trusts 2.6%
Corrections Corporation of America	5,030	185,054
Health Care REIT, Inc.	4,335	312,206
Iron Mountain, Inc.	5,500	189,695

		686,955

Semiconductors & Semiconductor Equipment 3.1%
Intel Corp.	4,640	151,032
KLA-Tencor Corp.	3,665	215,502
Linear Technology Corp.	2,520	116,248
Microchip Technology, Inc.	6,605	314,761

		797,543

Software 2.0%
Microsoft Corp.	5,605	272,627
Oracle Corp.	6,025	262,811

		535,438

Specialty Retail 1.1%
Home Depot, Inc. (The)	2,780	297,404

Technology Hardware, Storage & Peripherals 2.7%
Apple, Inc.	2,490	311,624
♦Seagate Technology PLC	6,660	391,075

		702,699

Tobacco 6.4%
♦Altria Group, Inc.	10,095	505,255
Lorillard, Inc.	5,135	358,731
Philip Morris International, Inc.	4,310	359,756
♦Reynolds American, Inc.	6,255	458,491

		1,682,233

Wireless Telecommunication Services 0.9%
Vodafone Group PLC, Sponsored ADR	6,315	222,288

Total Common Stocks (Cost $21,178,263)		25,586,686

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Short-Term Investment 2.6%
Repurchase Agreement 2.6%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $671,333 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $695,000 and a Market Value of $684,839)	$671,333	$671,333

Total Short-Term Investment (Cost $671,333)		671,333

Total Investments (Cost $21,849,596) (a)	100.4%	26,258,019
Other Assets, Less Liabilities	(0.4)	(102,443)
Net Assets	100.0%	$26,155,576
(a)	As of April 30, 2015, cost was $21,907,174 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$4,608,136
Gross unrealized depreciation	(257,291)

Net unrealized appreciation	$4,350,845

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$25,586,686	$—	$—	$25,586,686
Short-Term Investment
Repurchase Agreement	—	671,333	—	671,333

Total Investments in Securities	$25,586,686	$671,333	$—	$26,258,019

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $21,849,596)	$26,258,019
Receivables:
Fund shares sold	109,183
Dividends	47,475
Other assets	32,404

Total assets	26,447,081

Liabilities
Payables:
Fund shares redeemed	236,657
Professional fees	25,583
Manager (See Note 3)	7,259
NYLIFE Distributors (See Note 3)	6,827
Shareholder communication	4,985
Transfer agent (See Note 3)	4,571
Custodian	3,113
Accrued expenses	2,510

Total liabilities	291,505

Net assets	$26,155,576

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$1,846
Additional paid-in capital	21,672,400

21,674,246
Distributions in excess of net investment income	(26,065)
Accumulated net realized gain (loss) on investments	98,972
Net unrealized appreciation (depreciation) on investments	4,408,423

Net assets	$26,155,576

Class A
Net assets applicable to outstanding shares	$12,658,860

Shares of beneficial interest outstanding	890,838

Net asset value per share outstanding	$14.21
Maximum sales charge (5.50% of offering price)	0.83

Maximum offering price per share outstanding	$15.04

Investor Class
Net assets applicable to outstanding shares	$1,819,672

Shares of beneficial interest outstanding	128,521

Net asset value per share outstanding	$14.16
Maximum sales charge (5.50% of offering price)	0.82

Maximum offering price per share outstanding	$14.98

Class C
Net assets applicable to outstanding shares	$4,527,815

Shares of beneficial interest outstanding	327,819

Net asset value and offering price per share outstanding	$13.81

Class I
Net assets applicable to outstanding shares	$7,149,229

Shares of beneficial interest outstanding	498,929

Net asset value and offering price per share outstanding	$14.33

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$462,654

Expenses
Manager (See Note 3)	99,731
Distribution/Service—Class A (See Note 3)	14,804
Distribution/Service—Investor Class (See Note 3)	2,118
Distribution/Service—Class C (See Note 3)	19,685
Registration	27,898
Professional fees	22,184
Transfer agent (See Note 3)	16,166
Custodian	8,594
Shareholder communication	3,702
Trustees	197
Miscellaneous	4,819

Total expenses before waiver/reimbursement	219,898
Expense waiver/reimbursement from Manager (See Note 3)	(56,910)

Net expenses	162,988

Net investment income (loss)	299,666

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	97,252
Net change in unrealized appreciation (depreciation) on investments	22,663

Net realized and unrealized gain (loss) on investments	119,915

Net increase (decrease) in net assets resulting from operations	$419,581

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,660.

14	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$299,666	$386,621
Net realized gain (loss) on investments	97,252	700,657
Net change in unrealized appreciation (depreciation) on investments	22,663	1,620,231

Net increase (decrease) in net assets resulting from operations	419,581	2,707,509

Dividends and distributions to shareholders:
From net investment income:
Class A	(138,781)	(230,738)
Investor Class	(19,465)	(34,100)
Class C	(29,006)	(26,296)
Class I	(98,414)	(231,251)

	(285,666)	(522,385)

From net realized gain on investments:
Class A	(324,193)	(311,879)
Investor Class	(50,878)	(52,122)
Class C	(93,376)	(59,985)
Class I	(234,510)	(317,918)

	(702,957)	(741,904)

Total dividends and distributions to shareholders	(988,623)	(1,264,289)

Capital share transactions:
Net proceeds from sale of shares	8,608,006	6,696,946
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	939,499	1,161,069
Cost of shares redeemed	(4,880,895)	(4,880,548)

Increase (decrease) in net assets derived from capital share transactions	4,666,610	2,977,467

Net increase (decrease) in net assets	4,097,568	4,420,687

Net Assets
Beginning of period	22,058,008	17,637,321

End of period	$26,155,576	$22,058,008

Distributions in excess of net investment income at end of period	$(26,065)	$(40,065)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,					January 1, 2010 through October 31,		February 3, 2009** through December 31,
Class A	2015*		2014	2013	2012		2011	2010***		2009
Net asset value at beginning of period	$14.55		$13.57	$13.56	$12.68		$13.52	$12.67		$10.24

Net investment income (loss) (a)	0.18		0.28	0.26	0.12		0.05	0.02		0.08
Net realized and unrealized gain (loss) on investments	0.10		1.66	2.53	1.47		0.51	0.83		3.33

Total from investment operations	0.28		1.94	2.79	1.59		0.56	0.85		3.41

Less dividends and distributions:
From net investment income	(0.17)		(0.39)	(0.10)	(0.04)		(0.05)	—		(0.10)
From net realized gain on investments	(0.45)		(0.57)	(2.68)	(0.67)		(1.35)	—		(0.88)

Total dividends and distributions	(0.62)		(0.96)	(2.78)	(0.71)		(1.40)	—		(0.98)

Net asset value at end of period	$14.21		$14.55	$13.57	$13.56		$12.68	$13.52		$12.67

Total investment return (b)	1.98	%(c)	15.14%	25.99%	13.24%		4.18%	6.71	%(c)	33.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.46	%††	2.05%	2.07%	0.89%		0.41%	0.19	%††	0.76	%††
Net expenses	1.24	%††	1.26%	1.32%	1.31	%(d)	1.25%	1.34	%††	1.35	%††
Expenses (before waiver/reimbursement)	1.70	%††	1.63%	2.03%	1.62	%(d)	1.25%	1.37	%††	1.44	%††
Portfolio turnover rate	2%		16%	39%	50%		54%	54%		54%
Net assets at end of period (in 000’s)	$12,659		$10,219	$7,272	$1,090		$534	$850		$127

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

Six months ended April 30,			Year ended October 31,					January 1, 2010 through October 31,		November 16, 2009** through December 31,
Investor Class	2015*		2014	2013	2012		2011	2010***		2009
Net asset value at beginning of period	$14.50		$13.52	$13.54	$12.66		$13.51	$12.67		$12.38

Net investment income (loss) (a)	0.17		0.25	0.25	0.13		0.04	0.03		0.02
Net realized and unrealized gain (loss) on investments	0.10		1.65	2.53	1.46		0.51	0.81		0.30

Total from investment operations	0.27		1.90	2.78	1.59		0.55	0.84		0.32

Less dividends and distributions:
From net investment income	(0.16)		(0.35)	(0.12)	(0.04)		(0.05)	—		(0.03)
From net realized gain on investments	(0.45)		(0.57)	(2.68)	(0.67)		(1.35)	—		—

Total dividends and distributions	(0.61)		(0.92)	(2.80)	(0.71)		(1.40)	—		(0.03)

Net asset value at end of period	$14.16		$14.50	$13.52	$13.54		$12.66	$13.51		$12.67

Total investment return (b)	1.92	%(c)	14.86%	25.95%	13.22%		4.06%	6.63	%(c)	2.60	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.39	%††	1.85%	2.05%	1.02%		0.27%	0.25	%††	1.11	%††
Net expenses	1.35	%††	1.46%	1.47%	1.21	%(d)	1.36%	1.40	%††	1.19	%††
Expenses (before waiver/reimbursement)	1.81	%††	1.83%	2.18%	1.50	%(d)	1.36%	1.43	%††	1.19	%††
Portfolio turnover rate	2%		16%	39%	50%		54%	54%		54%
Net assets at end of period (in 000’s)	$1,820		$1,610	$1,193	$444		$273	$74		$28

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

16	MainStay Epoch U.S. Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,					January 1, 2010 through October 31,		November 16, 2009** through December 31,
Class C	2015*		2014	2013	2012		2011	2010***		2009
Net asset value at beginning of period	$14.16		$13.18	$13.34	$12.53		$13.42	$12.67		$12.38

Net investment income (loss) (a)	0.10		0.15	0.15	0.03		(0.05)	(0.07)		0.01
Net realized and unrealized gain (loss) on investments	0.11		1.62	2.47	1.45		0.51	0.82		0.30

Total from investment operations	0.21		1.77	2.62	1.48		0.46	0.75		0.31

Less dividends and distributions:
From net investment income	(0.11)		(0.22)	(0.10)	—		—	—		(0.02)
From net realized gain on investments	(0.45)		(0.57)	(2.68)	(0.67)		(1.35)	—		—

Total dividends and distributions	(0.56)		(0.79)	(2.78)	(0.67)		(1.35)	—		(0.02)

Net asset value at end of period	$13.81		$14.16	$13.18	$13.34		$12.53	$13.42		$12.67

Total investment return (b)	1.53	%(c)	14.08%	24.84%	12.49%		3.30%	5.92	% (c)(d)	2.51	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.48	%††	1.10%	1.24%	0.23%		(0.42%)	(0.63	%)††	0.37	%††
Net expenses	2.09	%††	2.21%	2.22%	1.98	%(e)	2.10%	2.15	% ††	1.94	%††
Expenses (before waiver/reimbursement)	2.55	%††	2.58%	2.93%	2.23	%(e)	2.10%	2.18	% ††	1.94	%††
Portfolio turnover rate	2%		16%	39%	50%		54%	54%		54%
Net assets at end of period (in 000’s)	$4,528		$2,612	$1,280	$393		$208	$33		$26

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Net of interest expense which is less than one-tenth of a percent.

	Six months ended April 30,		Year ended October 31,					January 1, 2010 through October 31,		Year ended December 31,
Class I	2015*		2014	2013	2012		2011	2010***		2009
Net asset value at beginning of period	$14.67		$13.68	$13.62	$12.75		$13.58	$12.70		$10.85

Net investment income (loss) (a)	0.20		0.32	0.39	0.14		0.09	0.04		0.11
Net realized and unrealized gain (loss) on investments	0.10		1.67	2.45	1.48		0.51	0.84		2.74

Total from investment operations	0.30		1.99	2.84	1.62		0.60	0.88		2.85

Less dividends and distributions:
From net investment income	(0.19)		(0.43)	(0.10)	(0.08)		(0.08)	—		(0.12)
From net realized gain on investments	(0.45)		(0.57)	(2.68)	(0.67)		(1.35)	—		(0.88)

Total dividends and distributions	(0.64)		(1.00)	(2.78)	(0.75)		(1.43)	—		(1.00)

Net asset value at end of period	$14.33		$14.67	$13.68	$13.62		$12.75	$13.58		$12.70

Total investment return (b)	2.08	%(c)	15.42%	26.36%	13.43%		4.43%	6.93	%(c)	26.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.81	%††	2.32%	3.15%	1.06%		0.67%	0.40	%††	0.98%
Net expenses	0.99	%††	1.01%	1.07%	1.05	%(d)	1.00%	1.09	%††	1.09%
Expenses (before waiver/reimbursement)	1.45	%††	1.38%	1.78%	1.10	%(d)	1.00%	1.12	%††	1.19%
Portfolio turnover rate	2%		16%	39%	50%		54%	54%		54%
Net assets at end of period (in 000’s)	$7,149		$7,618	$7,892	$37,430		$268,622	$229,830		$155,231

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. Equity Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Prior to September 17, 2012, the Fund’s name was MainStay Epoch U.S. Equity Fund, with a different investment objective, investment strategies, and investment process. The Fund is the successor to the Epoch U.S. Large Cap Equity Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information regarding and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on February 3, 2009 and December 3, 2008, respectively. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income and capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market

18	MainStay Epoch U.S. Equity Yield Fund

participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level, of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

19

Notes to Financial Statements (Unaudited) (continued)

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an

20	MainStay Epoch U.S. Equity Yield Fund

amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (‘‘Epoch’’ or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $500 million; and 0.79% in excess of $500 million. During the six-month period ended April 30, 2015, the effective management fee rate was 0.80%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.24% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $99,731 and waived its fees and/or reimbursed expenses in the amount of $56,910.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from Investor and Class A shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $4,885 and $1,837, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $601.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$6,285
Investor Class	1,798
Class C	4,148
Class I	3,935

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$878,337
Long-Term Capital Gain	385,952
Total	$1,264,289

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

21

Notes to Financial Statements (Unaudited) (continued)

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities, other than short-term securities, were $4,448 and $579, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	275,815	$3,970,478
Shares issued to shareholders in reinvestment of dividends and distributions	30,757	433,516
Shares redeemed	(123,046)	(1,777,047)

Net increase (decrease) in shares outstanding before conversion	183,526	2,626,947
Shares converted into Class A (See Note 1)	10,117	145,764
Shares converted from Class A (See Note 1)	(4,954)	(70,050)

Net increase (decrease)	188,689	$2,702,661

Year ended October 31, 2014:
Shares sold	257,869	$3,539,097
Shares issued to shareholders in reinvestment of dividends and distributions	38,382	504,565
Shares redeemed	(137,176)	(1,867,408)

Net increase (decrease) in shares outstanding before conversion	159,075	2,176,254
Shares converted into Class A (See Note 1)	9,493	126,754
Shares converted from Class A (See Note 1)	(2,203)	(30,336)

Net increase (decrease)	166,365	$2,272,672

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	39,206	$562,981
Shares issued to shareholders in reinvestment of dividends and distributions	4,921	69,109
Shares redeemed	(21,448)	(309,545)

Net increase (decrease) in shares outstanding before conversion	22,679	322,545
Shares converted into Investor Class (See Note 1)	4,972	70,050
Shares converted from Investor Class (See Note 1)	(10,152)	(145,764)

Net increase (decrease)	17,499	$246,831

Year ended October 31, 2014:
Shares sold	40,980	$556,957
Shares issued to shareholders in reinvestment of dividends and distributions	6,400	83,850
Shares redeemed	(17,324)	(235,841)

Net increase (decrease) in shares outstanding before conversion	30,056	404,966
Shares converted into Investor Class (See Note 1)	2,211	30,336
Shares converted from Investor Class (See Note 1)	(9,518)	(126,754)

Net increase (decrease)	22,749	$308,548

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	216,712	$3,042,286
Shares issued to shareholders in reinvestment of dividends and distributions	8,911	122,271
Shares redeemed	(82,213)	(1,155,539)

Net increase (decrease)	143,410	$2,009,018

Year ended October 31, 2014:
Shares sold	115,135	$1,565,891
Shares issued to shareholders in reinvestment of dividends and distributions	6,749	86,209
Shares redeemed	(34,560)	(471,062)

Net increase (decrease)	87,324	$1,181,038

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	70,486	$1,032,261
Shares issued to shareholders in reinvestment of dividends and distributions	22,151	314,603
Shares redeemed	(113,046)	(1,638,764)

Net increase (decrease)	(20,409)	$(291,900)

Year ended October 31, 2014:
Shares sold	73,537	$1,035,001
Shares issued to shareholders in reinvestment of dividends and distributions	36,793	486,445
Shares redeemed	(168,019)	(2,306,237)

Net increase (decrease)	(57,689)	$(784,791)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay Epoch U.S. Equity Yield Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch U.S. Equity Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Epoch and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch,

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

and Epoch’s overall legal and compliance environment. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York

24	MainStay Epoch U.S. Equity Yield Fund

Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

26	MainStay Epoch U.S. Equity Yield Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

27

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1651570 MS139-15	MSEUE10-06/15 NL0F1

MainStay Epoch Global Choice Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (8/15/06)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.10 6.98%	2.82 8.80%	9.22 10.46%	4.75 5.43%	1.34 1.34%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (7/25/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.99 6.87%	2.56 8.53%	8.97 10.21%	4.29 4.90%	1.59 1.59%
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5.49 6.48	6.67 7.67	9.36 9.36	4.31 4.31	2.34 2.34
Class I Shares[4]	No Sales Charge		7.13	9.06	10.73	5.49	1.09

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from July 25, 2005 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares would likely have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from July 25, 2005 and the Class P shares from August 15, 2006, respectively, of the Epoch U.S. All Cap Equity Fund (the predecessor to the Fund) through November 15, 2009. The Epoch U.S. All Cap Equity Fund was subject to a different fee structure, had different principal investment strategies and investment process and was advised by Epoch Investment Partners, Inc. for periods prior to November 16, 2009.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
MSCI World Index[5]	5.09%	7.41%	10.51%	6.47%
Average Lipper Global Multi-Cap Growth Fund[6]	5.04	8.13	9.86	6.14

5.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper global multi-cap growth fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap growth funds typically have above-average characteristics compared to the MSCI World Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Choice Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,069.80	$6.83	$1,018.20	$6.66

Investor Class Shares	$1,000.00	$1,068.70	$8.00	$1,017.10	$7.80

Class C Shares	$1,000.00	$1,064.80	$11.83	$1,013.30	$11.53

Class I Shares	$1,000.00	$1,071.30	$5.55	$1,019.40	$5.41

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.33% for Class A, 1.56% for Investor Class, 2.31% for Class C and 1.08% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month perod.

7

Country Composition as of April 30, 2015 (Unaudited)

United States	53.6%
France	16.4
Germany	10.0
United Kingdom	5.5
Belgium	4.6
Switzerland	3.0

Israel	2.9%
Canada	2.4
Japan	1.0
Other Assets, Less Liabilities	0.6

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2015 (excluding short-term investment) (Unaudited)

1.	CIT Group, Inc.

2.	CVS Health Corp.

3.	Apple, Inc.

4.	Safran S.A.

5.	Airbus Group N.V.
6.	WPP PLC

7.	UnitedHealth Group, Inc.

8.	Allianz S.E.

9.	American International Group, Inc.

10.	Boeing Co. (The)

8	MainStay Epoch Global Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers William Priest, CFA, Michael Welhoelter, CFA, David Pearl and William J. Booth, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Choice Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Epoch Global Choice Fund returned 6.98% for Class A shares, 6.87% for Investor Class shares and 6.48% for Class C shares for the six months ended April 30, 2015. Over the same period, Class I shares returned 7.13%. For the six months ended April 30, 2015, all share classes outperformed the 5.09% return of the MSCI World Index,1 which is the Fund’s broad-based securities-market index, and the 5.04% return of the Average Lipper2 Global Multi-Cap Growth Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Stock selection was the most significant contributor to the Fund’s outperformance of the MSCI World Index, specifically in the industrials and health care sectors. (Contributions take weightings and total returns into account.) Stock selection and an overweight position relative to the Index in the consumer discretionary sector offset some of the relative gains.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Sector weights are generally the result of our bottom-up stock selection process. The health care, industrials and consumer staples sectors were the most significant positive contributors to relative performance during the reporting period. Consumer discretionary and information technology were the sectors that detracted the most from the Fund’s performance relative to the MSCI World Index. From a regional perspective, stock selection in the United States helped relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks that made the strongest positive contributions to the Fund’s absolute performance were CVS Health and UnitedHealth Group. CVS, a retail pharmacy and pharmaceutical benefit manager, continued to benefit from expanded health care coverage under the Affordable Care Act. The Act has led to increases in prescription volumes and growth in the higher-margin specialty pharmaceuticals segment (drugs that require special handling or administration). UnitedHealth Group, a managed care company, reported better-than-expected results and maintained its 2015 revenue guidance. The positive results were driven by continued strength in Medicaid and Optum UnitedHealth Group’s health services business, as well as successful efforts to control medical costs. At the end of the first quarter of 2015, UnitedHealth Group announced that it would acquire Catamaran, a pharmaceutical benefit manager.

Among the stocks that detracted the most from the Fund’s absolute performance were oil, gas & consumable fuels company Occidental Petroleum and storage solutions provider Seagate Technology. Occidental Petroleum saw its share price decline during the reporting period, but the stock outperformed the broader energy market, which was hurt by a precipitous decline in oil prices. Despite the challenging price environment, the company recently reduced costs and is transitioning its focus to returning capital to shareholders. Shares of Seagate Technology declined after the company reported revenue growth and earnings that were slightly below expectations. Seagate Technology’s management also lowered revenue guidance for its fiscal third quarter, citing weaker pricing in Europe. Beyond these near term headwinds, we believe that the company is poised to benefit in the long-run from a dominant position in the disk drive market and significant economies of scale. While results may be volatile in the short run because of the cyclical nature of the industry, we believe that over time, the company should experience increasing levels of revenue and cash flow.

Did the Fund make any significant purchases or sales during the reporting period?

We added several positions during the reporting period. We increased exposure to the consumer discretionary sector. In the United States, we initiated a position in home improvement retailer Home Depot. Outside of the United States, we added German automotive parts manufacturer Continental AG and French hotel group Accor. In health care, we initiated a position in Roche, a global leader in pharmaceuticals and diagnostics.

During the reporting period, we eliminated several companies from the Fund’s portfolio. Among them were Amerisource-Bergen and CME Group. Shares of AmerisourceBergen, the second largest distributor of pharmaceuticals in the United States, advanced as the company reported strong revenue growth during the reporting period. Growth is being driven by the onboarding of the Walgreens-Alliance Boots generic business, strong Hepatitis C product sales and solid organic growth in the company’s independent pharmacy unit. We eliminated the position as the stock reached our price target. We also eliminated CME Group, a futures exchange, as the stock reached our price target. Both of these positions had exceptional returns during our holding period.

1.	See footnote on page 6 for more information on the MSCI World Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

How did the Fund’s sector weightings change during the reporting period?

Sector weights are generally a function of our bottom-up stock-selection process. During the reporting period, the Fund reduced exposure to the health care, consumer staples and information technology sectors. Over the same period, the Fund increased exposure to the consumer discretionary, financials and industrials sectors.

How was the Fund positioned at the end of the reporting period?

The Fund continues to seek attractive returns by investing in companies focused on generating significant free cash flow and returning it to shareholders. Large diversions from the MSCI World Index are to be expected in light of the concentrated nature of the Fund. As of April 30, 2015, the Fund’s most significantly overweight sector position relative to the Index was in information technology. As of the same date, the Fund’s most substantially underweight sector positions relative to the Index were in materials and energy.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Choice Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value
Common Stocks 94.7%†
Belgium 4.6%
Anheuser-Busch InBev N.V. (Beverages)	49,790	$6,049,007
KBC Groep N.V. (Banks) (a)	77,750	5,122,269

		11,171,276

Canada 2.4%
Canadian Pacific Railway, Ltd. (Road & Rail)	30,198	5,757,518

France 16.4%
Accor S.A. (Hotels, Restaurants & Leisure)	111,190	6,084,575
♦Airbus Group N.V. (Aerospace & Defense)	129,920	9,021,935
AXA S.A. (Insurance)	278,650	7,034,358
♦Safran S.A. (Aerospace & Defense)	124,668	9,099,156
Sanofi (Pharmaceuticals)	47,050	4,784,907
Sodexo S.A. (Hotels, Restaurants & Leisure)	38,250	3,875,946

		39,900,877

Germany 10.0%
♦Allianz S.E. Registered (Insurance)	43,950	7,515,296
Bayer A.G. (Pharmaceuticals)	33,730	4,913,721
Continental A.G. (Auto Components)	25,540	6,033,872
GEA Group A.G. (Machinery)	124,200	5,988,372

		24,451,261

Israel 2.9%
Check Point Software Technologies, Ltd. (Software) (a)	83,787	6,994,539

Japan 1.0%
Tokyo Electron, Ltd. (Semiconductors & Semiconductor Equipment)	44,700	2,441,819

Switzerland 3.0%
Roche Holding A.G. (Pharmaceuticals)	25,440	7,327,726

United Kingdom 5.5%
Imperial Tobacco Group PLC (Tobacco)	99,250	4,852,569
♦WPP PLC (Media)	371,996	8,686,673

		13,539,242

United States 48.9%
♦American International Group, Inc. (Insurance)	131,905	7,424,932
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	53,785	5,061,169
♦Apple, Inc. (Technology Hardware, Storage & Peripherals)	72,724	9,101,409
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	311,565	6,165,871
♦Boeing Co. (The) (Aerospace & Defense)	51,795	7,424,295
♦CIT Group, Inc. (Banks)	208,171	9,373,940
Citrix Systems, Inc. (Software) (a)	102,030	6,852,335

	Shares	Value
United States (continued)
♦CVS Health Corp. (Food & Staples Retailing)	91,960	$9,130,708
Home Depot, Inc. (The) (Specialty Retail)	59,125	6,325,192
Ingersoll-Rand PLC (Machinery)	80,845	5,322,835
Microsoft Corp. (Software)	132,420	6,440,909
Northern Trust Corp. (Capital Markets)	67,125	4,910,194
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	48,905	3,917,291
Oracle Corp. (Software)	169,650	7,400,133
Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	77,250	4,536,120
Synchrony Financial (Consumer Finance) (a)	201,890	6,288,874
Twenty-First Century Fox, Inc. Class B (Media)	167,035	5,570,617
♦UnitedHealth Group, Inc. (Health Care Providers & Services)	71,450	7,959,530

		119,206,354

Total Common Stocks (Cost $205,155,572)		230,790,612

	Principal Amount
Short-Term Investment 4.7%
Repurchase Agreement 4.7%
United States 4.7%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $11,603,615 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $12,015,000 and a Market Value of $11,839,341) (Capital Markets)	$11,603,615	11,603,615

Total Short-Term Investment (Cost $11,603,615)		11,603,615

Total Investments (Cost $216,759,187) (b)	99.4%	242,394,227
Other Assets, Less Liabilities	0.6	1,344,432
Net Assets	100.0%	$243,738,659

(a)	Non-income producing security.

(b)	As of April 30, 2015, cost was $216,814,570 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$28,188,663
Gross unrealized depreciation	(2,609,006)

Net unrealized appreciation	$25,579,657

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
Belgium	$—	$11,171,276	$—	$11,171,276
France	—	39,900,877	—	39,900,877
Germany	—	24,451,261	—	24,451,261
Japan	—	2,441,819	—	2,441,819
Switzerland	—	7,327,726	—	7,327,726
United Kingdom	—	13,539,242	—	13,539,242
All Other Countries	131,958,411	—	—	131,958,411

Total Common Stocks	131,958,411	98,832,201	—	230,790,612

Short-Term Investment
Repurchase Agreement	—	11,603,615	—	11,603,615

Total Investments in Securities	$131,958,411	$110,435,816	$—	$242,394,227

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2015, certain foreign equity securities with a market value of $70,519,145 held by the Fund at October 31, 2014, transferred from Level 1 to Level 2 due to these securities being fair valued at period end by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Epoch Global Choice Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$25,545,386	10.5%
Auto Components	6,033,872	2.5
Banks	14,496,209	5.9
Beverages	6,049,007	2.5
Capital Markets	16,513,809	6.8
Consumer Finance	6,288,874	2.6
Food & Staples Retailing	9,130,708	3.7
Health Care Providers & Services	7,959,530	3.3
Hotels, Restaurants & Leisure	9,960,521	4.1
Insurance	21,974,586	9.0
Machinery	11,311,207	4.6
Media	14,257,290	5.8
Oil, Gas & Consumable Fuels	8,978,460	3.7
Pharmaceuticals	17,026,354	7.0
Road & Rail	5,757,518	2.4
Semiconductors & Semiconductor Equipment	8,607,690	3.5
Software	27,687,916	11.3
Specialty Retail	6,325,192	2.6
Technology Hardware, Storage & Peripherals	13,637,529	5.6
Tobacco	4,852,569	2.0

	242,394,227	99.4
Other Assets, Less Liabilities	1,344,432	0.6

Net Assets	$243,738,659	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $216,759,187)	$242,394,227
Cash denominated in foreign currencies (identified cost $175,921)	181,218
Receivables:
Investment securities sold	2,753,346
Dividends	239,412
Fund shares sold	69,896
Other assets	36,545

Total assets	245,674,644

Liabilities
Payables:
Investment securities purchased	1,687,471
Manager (See Note 3)	201,254
Professional fees	19,128
Shareholder communication	9,360
Fund shares redeemed	7,015
Custodian	6,376
Transfer agent (See Note 3)	2,657
NYLIFE Distributors (See Note 3)	2,628
Trustees	96

Total liabilities	1,935,985

Net assets	$243,738,659

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$12,070
Additional paid-in capital	209,464,434

209,476,504
Undistributed net investment income	427,512
Accumulated net realized gain (loss) on investments and foreign currency transactions	8,204,138
Net unrealized appreciation (depreciation) on investments	25,635,040
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(4,535)

Net assets	$243,738,659

Class A
Net assets applicable to outstanding shares	$5,875,498

Shares of beneficial interest outstanding	298,878

Net asset value per share outstanding	$19.66
Maximum sales charge (5.50% of offering price)	1.14

Maximum offering price per share outstanding	$20.80

Investor Class
Net assets applicable to outstanding shares	$704,271

Shares of beneficial interest outstanding	35,979

Net asset value per share outstanding	$19.57
Maximum sales charge (5.50% of offering price)	1.14

Maximum offering price per share outstanding	$20.71

Class C
Net assets applicable to outstanding shares	$1,571,004

Shares of beneficial interest outstanding	83,559

Net asset value and offering price per share outstanding	$18.80

Class I
Net assets applicable to outstanding shares	$235,587,886

Shares of beneficial interest outstanding	11,651,593

Net asset value and offering price per share outstanding	$20.22

14	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,890,319

Expenses
Manager (See Note 3)	1,180,475
Registration	28,871
Professional fees	28,182
Distribution/Service—Class A (See Note 3)	6,294
Distribution/Service—Investor Class (See Note 3)	786
Distribution/Service—Class C (See Note 3)	6,799
Custodian	13,218
Shareholder communication	8,454
Transfer agent (See Note 3)	8,387
Trustees	1,994
Miscellaneous	11,761

Total expenses	1,295,221

Net investment income (loss)	595,098

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	8,288,804
Foreign currency transactions	(29,256)

Net realized gain (loss) on investments and foreign currency transactions	8,259,548

Net change in unrealized appreciation (depreciation) on:
Investments	7,588,969
Translation of other assets and liabilities in foreign currencies	665

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	7,589,634

Net realized and unrealized gain (loss) on investments and foreign currency transactions	15,849,182

Net increase (decrease) in net assets resulting from operations	$16,444,280

(a)	Dividends recorded net of foreign withholding taxes in the amount of $71,401.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$595,098	$1,668,119
Net realized gain (loss) on investments and foreign currency transactions	8,259,548	14,363,288
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	7,589,634	(8,600,279)

Net increase (decrease) in net assets resulting from operations	16,444,280	7,431,128

Dividends and distributions to shareholders:
From net investment income:
Class A	(21,832)	(22,068)
Investor Class	(1,423)	(1,049)
Class I	(1,576,754)	(1,027,139)

	(1,600,009)	(1,050,256)

From net realized gain on investments:
Class A	(309,983)	(394,209)
Investor Class	(40,683)	(35,447)
Class C	(83,578)	(52,147)
Class I	(14,208,668)	(11,505,149)

	(14,642,912)	(11,986,952)

Total dividends and distributions to shareholders	(16,242,921)	(13,037,208)

Capital share transactions:
Net proceeds from sale of shares	17,485,944	48,432,005
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	15,861,210	12,650,915
Cost of shares redeemed	(17,665,611)	(20,971,927)

Increase (decrease) in net assets derived from capital share transactions	15,681,543	40,110,993

Net increase (decrease) in net assets	15,882,902	34,504,913

Net Assets
Beginning of period	227,855,757	193,350,844

End of period	$243,738,659	$227,855,757

Undistributed net investment income at end of period	$427,512	$1,432,423

16	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				January 1, 2010 through October 31,		Year ended December 31,
Class A	2015*		2014	2013	2012	2011	2010***		2009
Net asset value at beginning of period	$19.75		$20.39	$16.09	$14.25	$14.24	$13.49		$10.84

Net investment income (loss) (a)	0.03		0.09	0.10	0.09	0.02	0.01		0.04
Net realized and unrealized gain (loss) on investments	1.26		0.63	4.25	1.78	0.00 ‡	0.79		2.70
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.01)	(0.01)	(0.00)‡	(0.05)		(0.01)

Total from investment operations	1.29		0.71	4.34	1.86	0.02	0.75		2.73

Less dividends and distributions:
From net investment income	(0.09)		(0.07)	(0.04)	(0.02)	(0.01)	—		(0.08)
From net realized gain on investments	(1.29)		(1.28)	—	—	—	—		—

Total dividends and distributions	(1.38)		(1.35)	(0.04)	(0.02)	(0.01)	—		(0.08)

Net asset value at end of period	$19.66		$19.75	$20.39	$16.09	$14.25	$14.24		$13.49

Total investment return (b)	6.98	%(c)	3.60%	27.01%	13.07%	0.15%	5.56	%(c)	25.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.26	%††	0.47%	0.54%	0.63%	0.13%	0.11	%††	0.30%
Net expenses	1.33	%††	1.34%	1.38%	1.48%	1.54%	1.54	%††	1.55%
Expenses (before waiver/reimbursement)	1.33	%††	1.34%	1.38%	1.48%	1.68%	1.88	%††	1.78%
Portfolio turnover rate	34%		101%	105%	91%	162%	151%		74%
Net assets at end of period (in 000’s)	$5,875		$4,757	$6,219	$3,921	$3,432	$1,855		$2,973

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,				January 1, 2010 through October 31,		November 16, 2009** through December 31,
Investor Class	2015*		2014	2013	2012	2011	2010***		2009
Net asset value at beginning of period	$19.65		$20.31	$16.03	$14.21	$14.22	$13.49		$13.36

Net investment income (loss) (a)	0.00	‡	0.06	0.07	0.06	(0.02)	(0.02)		0.00	‡
Net realized and unrealized gain (loss) on investments	1.26		0.61	4.22	1.77	0.01	0.80		0.18
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.01)	(0.01)	(0.00)‡	(0.05)		(0.00	)‡

Total from investment operations	1.26		0.66	4.28	1.82	(0.01)	0.73		0.18

Less dividends and distributions:
From net investment income	(0.05)		(0.04)	(0.00)‡	—	—	—		(0.05)
From net realized gain on investments	(1.29)		(1.28)	—	—	—	—		—

Total dividends and distributions	(1.34)		(1.32)	(0.00)‡	—	—	—		(0.05)

Net asset value at end of period	$19.57		$19.65	$20.31	$16.03	$14.21	$14.22		$13.49

Total investment return (b)	6.87	%(c)	3.33%	26.74%	12.81%	(0.07%)	5.41	% (c)	1.33	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.04	%††	0.31%	0.38%	0.39%	(0.11%)	(0.17	%)††	0.03	%††
Net expenses	1.56	%††	1.59%	1.61%	1.71%	1.76%	1.76	% ††	1.53	%††
Expenses (before waiver/reimbursement)	1.56	%††	1.59%	1.61%	1.71%	1.90%	2.10	% ††	1.72	%††
Portfolio turnover rate	34%		101%	105%	91%	162%	151%		74%
Net assets at end of period (in 000’s)	$704		$618	$537	$303	$247	$119		$28

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				January 1, 2010 through October 31,		November 16, 2009** through December 31,
Class C	2015*		2014	2013	2012	2011	2010***		2009
Net asset value at beginning of period	$18.94		$19.73	$15.68	$14.01	$14.12	$13.49		$13.36

Net investment income (loss) (a)	(0.07)		(0.08)	(0.08)	(0.05)	(0.12)	(0.10)		(0.01)
Net realized and unrealized gain (loss) on investments	1.22		0.58	4.14	1.73	0.01	0.78		0.17
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.01)	(0.01)	(0.00)‡	(0.05)		(0.00	)‡

Total from investment operations	1.15		0.49	4.05	1.67	(0.11)	0.63		0.16

Less distributions:
From net investment income	—		—	—	—	—	—		(0.03)
From net realized gain on investments	(1.29)		(1.28)	—	—	—	—		—

Total distributions	(1.29)		(1.28)	—	—	—	—		(0.03)

Net asset value at end of period	$18.80		$18.94	$19.73	$15.68	$14.01	$14.12		$13.49

Total investment return (b)	6.48	% (c)	2.53%	25.83%	11.92%	(0.78%)	4.67	% (c)	1.23	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.72	%)††	(0.41%)	(0.47%)	(0.36%)	(0.86%)	(0.92	%)††	(0.78	%)††
Net expenses	2.31	% ††	2.34%	2.36%	2.46%	2.51%	2.51	% ††	2.28	% ††
Expenses (before waiver/reimbursement)	2.31	% ††	2.34%	2.36%	2.46%	2.65%	2.85	% ††	2.47	% ††
Portfolio turnover rate	34%		101%	105%	91%	162%	151%		74%
Net assets at end of period (in 000’s)	$1,571		$1,261	$806	$342	$59	$38		$28

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,				January 1, 2010 through October 31,		Year ended December 31,
Class I	2015*		2014	2013	2012	2011	2010***		2009
Net asset value at beginning of period	$20.30		$20.92	$16.50	$14.60	$14.59	$13.79		$11.06

Net investment income (loss) (a)	0.05		0.16	0.15	0.12	0.05	0.04		0.07
Net realized and unrealized gain (loss) on investments	1.30		0.62	4.36	1.83	0.01	0.81		2.76
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.01)	(0.01)	(0.00)‡	(0.05)		(0.01)

Total from investment operations	1.35		0.77	4.50	1.94	0.06	0.80		2.82

Less dividends and distributions:
From net investment income	(0.14)		(0.11)	(0.08)	(0.04)	(0.05)	—		(0.09)
From net realized gain on investments	(1.29)		(1.28)	—	—	—	—		—

Total dividends and distributions	(1.43)		(1.39)	(0.08)	(0.04)	(0.05)	—		(0.09)

Redemption fee (b)	—		—	—	—	—	0.00	‡	—

Net asset value at end of period	$20.22		$20.30	$20.92	$16.50	$14.60	$14.59		$13.79

Total investment return (c)	7.13	%(d)	3.82%	27.36%	13.33%	0.42%	5.80	%(d)	25.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.52	%††	0.80%	0.80%	0.80%	0.33%	0.35	%††	0.62%
Net expenses	1.08	%††	1.09%	1.13%	1.23%	1.29%	1.29	%††	1.29%
Expenses (before waiver/reimbursement)	1.08	%††	1.09%	1.13%	1.23%	1.43%	1.63	%††	1.54%
Portfolio turnover rate	34%		101%	105%	91%	162%	151%		74%
Net assets at end of period (in 000’s)	$235,588		$221,219	$185,789	$84,193	$73,723	$54,695		$38,976

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

18	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Choice Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor to the Epoch U.S. All Cap Equity Fund (the “Predecessor Fund”), which was a series of a different registered investment company with different principal investment strategies and investment process, for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization on November 16, 2009. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information regarding and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on July 25, 2005 and August 15, 2006, respectively. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets

19

Notes to Financial Statements (Unaudited) (continued)

or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund did not hold any securities that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2015, certain foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax

20	MainStay Epoch Global Choice Fund

liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). During the six-month period ended April 30, 2015, taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency

21

Notes to Financial Statements (Unaudited) (continued)

gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(K)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the

Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.00% of the Fund’s average daily net assets.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $1,180,475.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $468 and $489, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $512.

22	MainStay Epoch Global Choice Fund

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$130
Investor Class	737
Class C	1,594
Class I	5,926

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$2,791,094
Long-Term Capital Gain	10,246,114
Total	$13,037,208

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal

Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities, other than short-term securities, were $77,396 and $79,043, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	70,914	$1,385,914
Shares issued to shareholders in reinvestment of dividends and distributions	17,400	322,251
Shares redeemed	(31,920)	(603,699)

Net increase (decrease) in shares outstanding before conversion	56,394	1,104,466
Shares converted into Class A (See Note 1)	1,600	31,075

Net increase (decrease)	57,994	$1,135,541

Year ended October 31, 2014:
Shares sold	100,852	$2,007,123
Shares issued to shareholders in reinvestment of dividends and distributions	21,112	411,692
Shares redeemed	(187,779)	(3,701,387)

Net increase (decrease) in shares outstanding before conversion	(65,815)	(1,282,572)
Shares converted into Class A (See Note 1)	3,162	62,675
Shares converted from Class A (See Note 1)	(1,445)	(28,357)

Net increase (decrease)	(64,098)	$(1,248,254)

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	5,214	$101,529
Shares issued to shareholders in reinvestment of dividends and distributions	2,282	42,106
Shares redeemed	(1,375)	(25,619)

Net increase (decrease) in shares outstanding before conversion	6,121	118,016
Shares converted from Investor Class (See Note 1)	(1,607)	(31,075)

Net increase (decrease)	4,514	$86,941

Year ended October 31, 2014:
Shares sold	10,693	$210,562
Shares issued to shareholders in reinvestment of dividends and distributions	1,878	36,496
Shares redeemed	(5,849)	(114,202)

Net increase (decrease) in shares outstanding before conversion	6,722	132,856
Shares converted into Investor Class (See Note 1)	1,451	28,357
Shares converted from Investor Class (See Note 1)	(3,173)	(62,675)

Net increase (decrease)	5,000	$98,538

23

Notes to Financial Statements (Unaudited) (continued)

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	24,378	$450,587
Shares issued to shareholders in reinvestment of dividends and distributions	4,701	83,578
Shares redeemed	(12,097)	(224,257)

Net increase (decrease)	16,982	$309,908

Year ended October 31, 2014:
Shares sold	35,690	$678,893
Shares issued to shareholders in reinvestment of dividends and distributions	2,763	52,147
Shares redeemed	(12,710)	(243,230)

Net increase (decrease)	25,743	$487,810

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	790,870	$15,547,914
Shares issued to shareholders in reinvestment of dividends and distributions	809,946	15,413,275
Shares redeemed	(846,003)	(16,812,036)

Net increase (decrease)	754,813	$14,149,153

Year ended October 31, 2014:
Shares sold	2,253,426	$45,535,427
Shares issued to shareholders in reinvestment of dividends and distributions	607,529	12,150,580
Shares redeemed	(846,215)	(16,913,108)

Net increase (decrease)	2,014,740	$40,772,899

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay Epoch Global Choice Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch Global Choice Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Epoch and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board noted the Fund’s recent underperformance relative to peers, and considered its recent discussions with management regarding efforts to improve the Fund’s investment performance. The Board determined that it would continue to monitor the Fund’s investment performance in the coming year.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide

26	MainStay Epoch Global Choice Fund

research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds histor-

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

ically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

28	MainStay Epoch Global Choice Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

29

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1652392 MS139-15	MSEGC10-06/15 NL0F2

MainStay Epoch Global Equity Yield Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (8/2/06)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.13 2.51%	–2.93 2.72%	10.47 11.73%	6.27 6.96%	1.07 1.07%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (12/27/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.13 2.50%	–2.93 2.71%	10.47 11.73%	6.90 7.55%	1.09 1.09%
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1.10 2.08	0.95 1.92	10.91 10.91	6.69 6.69	1.84 1.84
Class I Shares[4]	No Sales Charge		2.59	2.93	11.99	7.74	0.82
Class R2 Shares[5]	No Sales Charge		2.47	2.64	11.61	7.37	1.17
Class R6 Shares[6]	No Sales Charge		2.69	3.08	12.04	7.77	0.74

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from December 27, 2005 through November 15, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares would likely have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from December 27, 2005 and the Class P shares from August 2, 2006, respectively, of the Epoch Global Equity Shareholder Yield Fund (the predecessor to the Fund) through November 15, 2009. The Epoch Global Equity Shareholder Yield Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.
5.	Performance figures for Class R2 shares, first offered on February 28, 2014, include the historical performance of Class I shares from December 27, 2005 through February 27, 2014 adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares from December 27, 2005 through June 16, 2013. Performance for Class R6 shares would likely have been different because of differences in expenses attributable to each share class.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
MSCI World Index[7]	5.09%	7.41%	10.51%	5.90%
Average Lipper Global Large-Cap Value Fund[8]	3.93	4.84	10.52	6.26

7.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The average Lipper global large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap value funds typically have below-average characteristics compared to their large-cap specific subset of the MSCI World Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,025.10	$5.37	$1,019.50	$5.36

Investor Class Shares	$1,000.00	$1,025.00	$5.47	$1,019.40	$5.46

Class C Shares	$1,000.00	$1,020.80	$9.22	$1,015.70	$9.20

Class I Shares	$1,000.00	$1,025.90	$4.12	$1,020.70	$4.11

Class R2 Shares	$1,000.00	$1,024.70	$5.87	$1,019.00	$5.86

Class R6 Shares	$1,000.00	$1,026.90	$3.67	$1,021.20	$3.66

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.07% for Class A, 1.09% for Investor Class, 1.84% for Class C, 0.82% for Class I, 1.17% for Class R2 and 0.73% for Class R6) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of April 30, 2015 (Unaudited)

United States	46.5%
United Kingdom	17.0
France	8.4
Germany	7.3
Canada	4.7
Switzerland	4.1
Australia	3.6
Norway	2.5
Netherlands	2.1
Italy	1.4
Sweden	1.2
Spain	0.8
Other Assets, Less Liabilities	0.4

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2015 (excluding short-term investment) (Unaudited)

1.	Reynolds American, Inc.

2.	Imperial Tobacco Group PLC

3.	Lorillard, Inc.

4.	National Grid PLC

5.	BCE, Inc.
6.	Vodafone Group PLC

7.	Altria Group, Inc.

8.	Deutsche Telekom A.G. Registered

9.	Swisscom A.G. Registered

10.	Philip Morris International, Inc.

8	MainStay Epoch Global Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Sappenfield, Michael Welhoelter, CFA, William Priest, CFA, Kera Van Valen, CFA, and John Tobin, PhD, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Equity Yield Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Epoch Global Equity Yield Fund returned 2.51% for Class A shares, 2.50% for Investor Class shares and 2.08% for Class C shares for the six months ended April 30, 2015. Over the same period, Class I shares returned 2.59%, Class R2 shares returned 2.47% and Class R6 share returned 2.69%. For the six months ended April 30, 2015, all share classes underperformed the 5.09% return of the MSCI World Index,1 which is the Fund’s broad-based securities-market index, and the 3.93% return of the Average Lipper2 Global Large-Cap Value Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund seeks to invest in a diversified group of companies that achieve growth in free cash flow and provide shareholders with positive returns from cash dividends, share buybacks and debt reduction. During the reporting period, the most significant detractor from relative performance was the Fund’s overweight position relative to the MSCI World Index in the utilities sector. Stock selection in the consumer staples, financials and energy sectors helped offset some of the relative losses. From a regional perspective, stock selection in the United States detracted from the Fund’s performance relative to the MSCI World Index. An overweight position relative to the Index and stock selection in Germany contributed positively to the Fund’s relative performance. (Contributions take weightings and total returns into account.)

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Generally, the Fund’s performance is dependent on our ability to find companies that can grow free cash flow and are committed to returning a significant portion of that cash to shareholders. The vast majority of stocks in the Fund were able to achieve this and increase their dividends during the reporting period. We believe that understanding this “slow and steady” approach is more helpful to understanding relative performance than parsing returns in terms of sector weights and relative returns within those sectors. That said, sector commentary may provide additional insight if it is viewed in the proper context for this strategy.

The most significant detractor from relative performance was the Fund’s overweight position relative to the MSCI World Index in the utilities sector. Stock selection in the consumer staples, financials and energy sectors helped offset some of the relative losses.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks that made the strongest positive contributions to the Fund’s absolute performance were Deutsche Telekom, Reynolds American and Daimler. Deutsche Telekom, Germany’s largest telecommunication services provider (with additional operations in greater Europe and the United States through its T-Mobile subsidiary), outperformed during the reporting period amidst muted competition in Germany in the wake of industry consolidation. Daimler, a German-based luxury automobile and truck manufacturer, delivered strong results with a favorable outlook for 2015. Reynolds American, a U.S. tobacco company, continues to benefit from its total tobacco portfolio approach. We also noted that Reynolds’ management is keenly focused on innovation and building sustainable growth.

Among the stocks that detracted the most from the Fund’s absolute performance were Centrica, CenturyLink and Electricite de France. Centrica is a U.K.-based utility company that explores for and produces natural gas and oil and produces and supplies electricity. The company experienced a series of setbacks, including extremely unfavorable weather conditions, an extended nuclear power plant outage and a substantial decline in oil and gas prices during the reporting period, weakening the company’s balance sheet. As a result, management decided to cut its dividend by 30%, and we exited the position. CenturyLink is a provider of fixed-line telephone, Internet, cable TV, and IT services. After strong performance during 2014, the company’s shares have pulled back as management has tempered growth expectations for 2015. Electricite de France is a global utility company that generates, transmits and distributes electricity in France, the U.K., Italy, the United States and several countries in South America and Asia. During the reporting period, shares were hurt by concerns that the company might be involved in the rescue of Areva, a troubled French nuclear-engineering company. Areva’s management remains focused on its strategy and is expected to deliver EBITDA3 growth in 2015 through regulated price increases and cost controls.

1.	See footnote on page 6 for more information on the MSCI World Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Earnings before income taxes, depreciation and amortization.

9

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several significant purchases during the reporting period. Companies including French international insurance company AXA, Spanish natural gas utilities company Gas Natural, records management company Iron Mountain and German multinational conglomerate Siemens, were added to the Fund because of their favorable shareholder-yield attributes.

Among the positions eliminated from the Fund were U.K.-based utility Centrica, after its aforementioned dividend cut; U.K.-based food service, cleaning, and property management company Compass Group; and Virginia-based power and energy company Dominion Resources. We sold these positions to pursue investments that we felt could provide higher yields.

How did the Fund’s sector weightings change during the reporting period?

Sector weights are generally a function of our bottom-up stock-selection process. During the reporting period, the Fund’s most significant reductions included the utilities and consumer discretionary sectors. Among the sectors with the most substantial weighting increases were financials and industrials.

How was the Fund positioned at the end of the reporting period?

The Fund continues to seek attractive returns by investing in a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction. That stock-by-stock process often results in the Fund having a different composition than the MSCI World Index in terms of types of companies held. At the end of the reporting period, the Index contained many companies that either lacked free cash flow or that used free cash flow primarily to reinvest and make acquisitions. The composition of the Fund may also differ in terms of sector weights.

As of April 30, 2015, the Fund’s most substantially overweight positions relative to the MSCI World Index were in the utilities and telecommunication services sectors. As of the same date, the Fund’s most substantially underweight positions relative to the Index were in the information technology and consumer discretionary sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Equity Yield Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value

Common Stocks 96.4%†
Australia 3.6%
BHP Billiton, Ltd. (Metals & Mining)	1,543,990	$39,626,962
Commonwealth Bank of Australia (Banks)	501,520	35,155,033
Telstra Corp., Ltd. (Diversified Telecommunication Services)	15,269,510	75,086,392
Westpac Banking Corp. (Banks)	1,340,342	38,536,573

		188,404,960

Canada 4.7%
♦BCE, Inc. (Diversified Telecommunication Services)	2,137,530	94,235,575
Potash Corporation of Saskatchewan, Inc. (Chemicals)	1,881,355	61,407,427
Rogers Communications, Inc. Class B (Wireless Telecommunication Services)	1,544,070	55,159,069
Shaw Communications, Inc. Class B (Media)	1,752,090	40,051,921

		250,853,992

France 8.4%
AXA S.A. (Insurance)	1,263,670	31,900,616
Electricite de France S.A. (Electric Utilities)	2,391,630	60,819,972
Sanofi (Pharmaceuticals)	356,986	36,304,886
SCOR S.E. (Insurance)	1,686,400	60,677,175
Total S.A. (Oil, Gas & Consumable Fuels)	1,403,880	76,032,644
Unibail-Rodamco S.E. (Real Estate Investment Trusts)	190,505	52,728,450
Vinci S.A. (Construction & Engineering)	1,298,760	79,666,803
Vivendi S.A. (Media)	1,881,363	47,197,672

		445,328,218

Germany 7.3%
Allianz S.E. Registered (Insurance)	236,510	40,442,379
BASF S.E. (Chemicals)	624,190	62,620,365
Daimler A.G. Registered (Automobiles)	556,258	53,776,064
Deutsche Post A.G. Registered (Air Freight & Logistics)	792,860	26,303,638
♦Deutsche Telekom A.G. Registered (Diversified Telecommunication Services)	4,975,990	91,857,016
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Insurance)	387,620	76,067,895
Siemens A.G. (Industrial Conglomerates)	343,860	37,637,625

		388,704,982

Italy 1.4%
Terna Rete Elettrica Nazionale S.p.A. (Electric Utilities)	15,560,860	73,238,698

Netherlands 2.1%
Royal Dutch Shell PLC, Sponsored ADR (Oil, Gas & Consumable Fuels)	1,200,180	76,127,417
Wolters Kluwer N.V. (Media)	1,044,690	33,730,865

		109,858,282

	Shares	Value

Norway 2.5%
Orkla ASA (Food Products)	5,030,760	$39,415,976
Statoil ASA (Oil, Gas & Consumable Fuels)	3,079,310	65,209,000
Yara International ASA (Chemicals)	560,650	28,707,460

		133,332,436

Spain 0.8%
Gas Natural SDG S.A. (Gas Utilities)	1,690,760	41,500,923

Sweden 1.2%
Svenska Handelsbanken AB Class A (Banks)	1,427,970	65,687,769

Switzerland 4.1%
Nestle S.A. Registered (Food Products)	385,500	30,061,165
Novartis A.G. Registered (Pharmaceuticals)	565,066	58,382,112
Roche Holding A.G. (Pharmaceuticals)	127,010	36,583,903
♦Swisscom A.G. Registered (Diversified Telecommunication Services)	153,305	91,477,852

		216,505,032

United Kingdom 17.0%
Aberdeen Asset Management PLC (Capital Markets)	4,527,000	32,917,629
AstraZeneca PLC, Sponsored ADR (Pharmaceuticals)	738,090	50,544,403
BAE Systems PLC (Aerospace & Defense)	10,293,620	80,130,858
British American Tobacco PLC (Tobacco)	1,064,360	58,542,081
Diageo PLC, Sponsored ADR (Beverages)	212,450	23,586,199
GlaxoSmithKline PLC (Pharmaceuticals)	3,458,200	80,004,820
♦Imperial Tobacco Group PLC (Tobacco)	2,028,620	99,184,059
♦National Grid PLC (Multi-Utilities)	7,071,943	95,082,009
Pearson PLC (Media)	2,227,370	45,019,979
Rio Tinto PLC (Metals & Mining)	900,130	40,098,003
SSE PLC (Electric Utilities)	3,600,560	85,286,906
Unilever PLC (Food Products)	854,100	37,500,887
United Utilities Group PLC (Water Utilities)	5,560,687	82,767,459
♦Vodafone Group PLC (Wireless Telecommunication Services)	26,373,395	93,073,957

		903,739,249

United States 43.3%
AbbVie, Inc. (Pharmaceuticals)	700,800	45,313,728
♦Altria Group, Inc. (Tobacco)	1,852,830	92,734,141
Ameren Corp. (Multi-Utilities)	1,903,220	77,917,827
Apple, Inc. (Technology Hardware, Storage & Peripherals)	247,480	30,972,122
Arthur J. Gallagher & Co. (Insurance)	591,380	28,285,705
AT&T, Inc. (Diversified Telecommunication Services)	2,437,645	84,440,023
Automatic Data Processing, Inc. (IT Services)	372,340	31,477,624
CenturyLink, Inc. (Diversified Telecommunication Services)	2,352,240	84,586,550

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
United States (continued)
CME Group, Inc. (Diversified Financial Services)	411,760	$37,433,102
Coca-Cola Co. (The) (Beverages)	681,150	27,627,444
ConocoPhillips (Oil, Gas & Consumable Fuels)	632,970	42,991,322
Corrections Corporation of America (Real Estate Investment Trusts)	1,791,540	65,910,757
Dow Chemical Co. (The) (Chemicals)	948,360	48,366,360
Duke Energy Corp. (Electric Utilities)	1,073,137	83,243,237
E.I. du Pont de Nemours & Co. (Chemicals)	437,980	32,060,136
Enterprise Products Partners, L.P. (Oil, Gas & Consumable Fuels)	1,112,540	38,104,495
Health Care REIT, Inc. (Real Estate Investment Trusts)	1,244,000	89,592,880
Iron Mountain, Inc. (Real Estate Investment Trusts)	1,077,510	37,163,320
Johnson & Johnson (Pharmaceuticals)	297,830	29,544,736
Kimberly-Clark Corp. (Household Products)	422,705	46,366,511
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	2,078,393	89,266,979
KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	435,805	25,625,334
Lockheed Martin Corp. (Aerospace & Defense)	289,115	53,948,859
♦Lorillard, Inc. (Tobacco)	1,376,820	96,184,645
MarkWest Energy Partners, L.P. (Oil, Gas & Consumable Fuels)	464,310	31,322,353
McDonald’s Corp. (Hotels, Restaurants & Leisure)	311,010	30,028,016
Merck & Co., Inc. (Pharmaceuticals)	659,210	39,262,548
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	779,690	37,156,127
Microsoft Corp. (Software)	762,140	37,070,490
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	470,850	37,715,085
People’s United Financial, Inc. (Banks)	2,244,880	33,920,137
PepsiCo., Inc. (Beverages)	319,780	30,417,474
♦Philip Morris International, Inc. (Tobacco)	1,081,895	90,305,776
PPL Corp. (Electric Utilities)	2,260,180	76,913,925
R.R. Donnelley & Sons Co. (Commercial Services & Supplies)	2,120,050	39,475,331
Regal Entertainment Group Class A (Media)	1,817,820	39,992,040
♦Reynolds American, Inc. (Tobacco)	1,368,780	100,331,574
Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	628,600	36,911,392
Southern Co. (The) (Electric Utilities)	825,665	36,576,959
Targa Resources Partners, L.P. (Oil, Gas & Consumable Fuels)	543,110	24,678,918
TECO Energy, Inc. (Multi-Utilities)	3,247,940	61,548,463

	Shares	Value

United States (continued)
Verizon Communications, Inc. (Diversified Telecommunication Services)	1,754,280	$88,485,883
Waste Management, Inc. (Commercial Services & Supplies)	617,610	30,590,223
Wells Fargo & Co. (Banks)	797,250	43,928,475
Wisconsin Energy Corp. (Multi-Utilities)	681,100	33,455,632

		2,299,244,658

Total Common Stocks (Cost $4,631,096,413)		5,116,399,199

	Principal Amount
Short-Term Investment 3.2%
Repurchase Agreement 3.2%
United States 3.2%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $168,863,672 (Collateralized by a Federal National Mortgage Association security with a rate of 2.14% and a maturity date of 11/7/22, with a Principal Amount of $172,225,000 and a Market Value of $172,243,084) (Capital Markets)	$168,863,672	168,863,672

Total Short-Term Investment (Cost $168,863,672)		168,863,672

Total Investments (Cost $4,799,960,085) (a)	99.6%	5,285,262,871
Other Assets, Less Liabilities	0.4	19,109,159
Net Assets	100.0%	$5,304,372,030

(a)	As of April 30, 2015, cost was $4,792,068,612 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$569,564,018
Gross unrealized depreciation	(76,369,759)

Net unrealized appreciation	$493,194,259

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

12	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
Australia	$—	$188,404,960	$—	$188,404,960
France	52,728,450	392,599,768	—	445,328,218
Germany	—	388,704,982	—	388,704,982
Italy	—	73,238,698	—	73,238,698
Netherlands	76,127,417	33,730,865	—	109,858,282
Norway	—	133,332,436	—	133,332,436
Spain	—	41,500,923	—	41,500,923
Sweden	—	65,687,769	—	65,687,769
Switzerland	—	216,505,032	—	216,505,032
United Kingdom	74,130,602	829,608,647	—	903,739,249
All Other Countries	2,550,098,650	—	—	2,550,098,650

Total Common Stocks	2,753,085,119	2,363,314,080	—	5,116,399,199

Short-Term Investment
Repurchase Agreement	—	168,863,672	—	168,863,672

Total Investments in Securities	$2,753,085,119	$2,532,177,752	$—	$5,285,262,871

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2015, certain foreign equity securities with a market value of $1,968,350,615 held by the Fund at October 31, 2014, transferred from Level 1 to Level 2 due to these securities being fair valued at period end by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

The table below sets forth the diversification of MainStay Epoch Global Equity Yield Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$134,079,717	2.5%
Air Freight & Logistics	26,303,638	0.5
Automobiles	53,776,064	1.0
Banks	217,227,987	4.1
Beverages	81,631,117	1.5
Capital Markets	201,781,301	3.8
Chemicals	233,161,748	4.4
Commercial Services & Supplies	70,065,554	1.3
Construction & Engineering	79,666,803	1.5
Diversified Financial Services	37,433,102	0.7
Diversified Telecommunication Services	610,169,291	11.5
Electric Utilities	416,079,697	7.8
Food Products	106,978,028	2.0
Gas Utilities	41,500,923	0.8
Hotels, Restaurants & Leisure	30,028,016	0.6
Household Products	46,366,511	0.9
Industrial Conglomerates	37,637,625	0.7
Insurance	237,373,770	4.5
IT Services	31,477,624	0.6
Media	205,992,477	3.9
Metals & Mining	79,724,965	1.5
Multi-Utilities	268,003,931	5.0
Oil, Gas & Consumable Fuels	481,448,213	9.1
Pharmaceuticals	375,941,136	7.1
Real Estate Investment Trusts	245,395,407	4.6
Semiconductors & Semiconductor Equipment	62,781,461	1.2
Software	37,070,490	0.7
Technology Hardware, Storage & Peripherals	67,883,514	1.3
Tobacco	537,282,276	10.1
Water Utilities	82,767,459	1.6
Wireless Telecommunication Services	148,233,026	2.8

	5,285,262,871	99.6
Other Assets, Less Liabilities	19,109,159	0.4

Net Assets	$5,304,372,030	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $4,799,960,085)	$5,285,262,871
Cash denominated in foreign currencies (identified cost $104,593)	106,980
Receivables:
Dividends	16,439,561
Fund shares sold	10,171,178
Other assets	345,655

Total assets	5,312,326,245

Liabilities
Payables:
Fund shares redeemed	3,655,887
Manager (See Note 3)	3,035,887
Transfer agent (See Note 3)	637,173
NYLIFE Distributors (See Note 3)	460,921
Custodian	85,753
Professional fees	45,678
Shareholder communication	17,353
Accrued expenses	15,563

Total liabilities	7,954,215

Net assets	$5,304,372,030

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$266,555
Additional paid-in capital	4,765,928,881

4,766,195,436
Undistributed net investment income	20,282,218
Accumulated net realized gain (loss) on investments and foreign currency transactions	32,568,261
Net unrealized appreciation (depreciation) on investments	485,302,786
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	23,329

Net assets	$5,304,372,030

Class A
Net assets applicable to outstanding shares	$1,114,038,997

Shares of beneficial interest outstanding	55,911,472

Net asset value per share outstanding	$19.93
Maximum sales charge (5.50% of offering price)	1.16

Maximum offering price per share outstanding	$21.09

Investor Class
Net assets applicable to outstanding shares	$11,655,320

Shares of beneficial interest outstanding	585,809

Net asset value per share outstanding	$19.90
Maximum sales charge (5.50% of offering price)	1.16

Maximum offering price per share outstanding	$21.06

Class C
Net assets applicable to outstanding shares	$282,612,824

Shares of beneficial interest outstanding	14,275,306

Net asset value and offering price per share outstanding	$19.80

Class I
Net assets applicable to outstanding shares	$3,895,587,228

Shares of beneficial interest outstanding	195,758,653

Net asset value and offering price per share outstanding	$19.90

Class R2
Net assets applicable to outstanding shares	$154,527

Shares of beneficial interest outstanding	7,754

Net asset value and offering price per share outstanding	$19.93

Class R6
Net assets applicable to outstanding shares	$323,134

Shares of beneficial interest outstanding	16,233

Net asset value and offering price per share outstanding	$19.91

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$110,738,039

Expenses
Manager (See Note 3)	17,633,098
Distribution/Service—Class A (See Note 3)	1,301,722
Distribution/Service—Investor Class (See Note 3)	12,808
Distribution/Service—Class C (See Note 3)	1,322,894
Distribution/Service—Class R2 (See Note 3)	60
Transfer agent (See Note 3)	2,278,324
Registration	190,789
Shareholder communication	171,565
Custodian	161,892
Professional fees	98,246
Trustees	40,565
Shareholder service (See Note 3)	24
Miscellaneous	67,677

Total expenses	23,279,664

Net investment income (loss)	87,458,375

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	25,675,719
Foreign currency transactions	(997,375)

Net realized gain (loss) on investments and foreign currency transactions	24,678,344

Net change in unrealized appreciation (depreciation) on:
Investments	17,124,394
Translation of other assets and liabilities in foreign currencies	285,884

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	17,410,278

Net realized and unrealized gain (loss) on investments and foreign currency transactions	42,088,622

Net increase (decrease) in net assets resulting from operations	$129,546,997

(a)	Dividends recorded net of foreign withholding taxes in the amount of $6,021,901.

16	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$87,458,375	$169,949,072
Net realized gain (loss) on investments and foreign currency transactions	24,678,344	113,313,061
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	17,410,278	39,792,964

Net increase (decrease) in net assets resulting from operations	129,546,997	323,055,097

Dividends and distributions to shareholders:
From net investment income:
Class A	(19,378,449)	(25,181,316)
Investor Class	(192,975)	(242,456)
Class C	(4,033,178)	(4,917,708)
Class I	(75,227,146)	(96,991,881)
Class R2	(970)	(601)
Class R6	(4,739)	(2,612)

	(98,837,457)	(127,336,574)

From net realized gain on investments:
Class A	(22,654,975)	(1,520,736)
Investor Class	(233,469)	(14,936)
Class C	(5,995,369)	(376,316)
Class I	(84,953,313)	(5,130,296)
Class R2	(605)	—
Class R6	(3,864)	(55)

	(113,841,595)	(7,042,339)

Total dividends and distributions to shareholders	(212,679,052)	(134,378,913)

Capital share transactions:
Net proceeds from sale of shares	906,710,169	2,187,809,545
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	155,621,983	93,182,885
Cost of shares redeemed	(520,191,427)	(756,166,310)

Increase (decrease) in net assets derived from capital share transactions	542,140,725	1,524,826,120

Net increase (decrease) in net assets	459,008,670	1,713,502,304

	2015	2014
Net Assets
Beginning of period	4,845,363,360	3,131,861,056

End of period	$5,304,372,030	$4,845,363,360

Undistributed net investment income at end of period	$20,282,218	$31,661,300

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				January 1, 2010 through October 31,		Year ended December 31,
Class A	2015*		2014	2013	2012	2011	2010***		2009
Net asset value at beginning of period	$20.30		$19.33	$16.16	$15.21	$14.73	$13.72		$11.52

Net investment income (loss)	0.33	(a)	0.82 (a)	0.56 (a)	0.50 (a)	0.50 (a)	0.36	(a)	0.44
Net realized and unrealized gain (loss) on investments	0.15		0.79	3.14	0.92	0.45	1.03		2.14
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.00)‡	(0.00)‡	(0.01)	(0.01)		(0.03)

Total from investment operations	0.48		1.60	3.70	1.42	0.94	1.38		2.55

Less dividends and distributions:
From net investment income	(0.38)		(0.59)	(0.53)	(0.47)	(0.46)	(0.37)		(0.35)
From net realized gain on investments	(0.47)		(0.04)	—	—	—	—		—

Total dividends and distributions	(0.85)		(0.63)	(0.53)	(0.47)	(0.46)	(0.37)		(0.35)

Redemption fee (b)	—		—	—	—	—	—		0.00 ‡

Net asset value at end of period	$19.93		$20.30	$19.33	$16.16	$15.21	$14.73		$13.72

Total investment return (c)	2.51	%(d)	8.32%	23.31%	9.40%	6.45%	10.40	%(d)	22.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.33	%††	4.12%	3.18%	3.17%	3.27%	3.22	%††	3.66%
Net expenses	1.07	%††	1.07%	1.05%	1.13%	1.19%	1.24	%††	1.21%
Expenses (before waiver/reimbursement)	1.07	%††	1.07%	1.05%	1.13%	1.19%	1.39	%††	1.21%
Portfolio turnover rate	8%		15%	28%	23%	28%	41%		59%
Net assets at end of period (in 000’s)	$1,114,039		$972,426	$726,215	$404,497	$204,366	$33,559		$23,336

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

18	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				January 1, 2010 through October 31,		November 16, 2009** through December 31,
Investor Class	2015*		2014	2013	2012	2011	2010***		2009
Net asset value at beginning of period	$20.28		$19.31	$16.14	$15.19	$14.72	$13.72		$13.46

Net investment income (loss)	0.33	(a)	0.81 (a)	0.55 (a)	0.51 (a)	0.51 (a)	0.38	(a)	0.05
Net realized and unrealized gain (loss) on investments	0.14		0.79	3.14	0.91	0.44	1.02		0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.00)‡	(0.00)‡	(0.01)	(0.01)		—

Total from investment operations	0.47		1.59	3.69	1.42	0.94	1.39		0.34

Less dividends and distributions:
From net investment income	(0.38)		(0.58)	(0.52)	(0.47)	(0.47)	(0.39)		(0.08)
From net realized gain on investments	(0.47)		(0.04)	—	—	—	—		—

Total dividends and distributions	(0.85)		(0.62)	(0.52)	(0.47)	(0.47)	(0.39)		(0.08)

Net asset value at end of period	$19.90		$20.28	$19.31	$16.14	$15.19	$14.72		$13.72

Total investment return (b)	2.50	%(c)	8.32%	23.29%	9.43%	6.41%	10.44	%(c)	2.54	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.32	%††	4.04%	3.14%	3.22%	3.32%	3.36	%††	2.67	%††
Net expenses	1.09	%††	1.09%	1.10%	1.13%	1.15%	1.16	%††	1.09	%††
Expenses (before waiver/reimbursement)	1.09	%††	1.09%	1.10%	1.13%	1.15%	1.31	%††	1.09	%††
Portfolio turnover rate	8%		15%	28%	23%	28%	41%		59%
Net assets at end of period (in 000’s)	$11,655		$9,940	$7,237	$3,402	$1,406	$230		$26

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				January 1, 2010 through October 31,		November 16, 2009** through December 31,
Class C	2015*		2014	2013	2012	2011	2010***		2009
Net asset value at beginning of period	$20.18		$19.22	$16.08	$15.15	$14.68	$13.72		$13.46

Net investment income (loss)	0.25	(a)	0.65 (a)	0.42 (a)	0.38 (a)	0.38 (a)	0.27	(a)	0.03
Net realized and unrealized gain (loss) on investments	0.15		0.80	3.12	0.91	0.47	1.04		0.30
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.00)‡	(0.00)‡	(0.01)	(0.01)		—

Total from investment operations	0.40		1.44	3.54	1.29	0.84	1.30		0.33

Less dividends and distributions:
From net investment income	(0.31)		(0.44)	(0.40)	(0.36)	(0.37)	(0.34)		(0.07)
From net realized gain on investments	(0.47)		(0.04)	—	—	—	—		—

Total dividends and distributions	(0.78)		(0.48)	(0.40)	(0.36)	(0.37)	(0.34)		(0.07)

Net asset value at end of period	$19.80		$20.18	$19.22	$16.08	$15.15	$14.68		$13.72

Total investment return (b)	2.08	%(c)	7.52%	22.31%	8.65%	5.67%	9.83	%(c)	2.45	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.56	%††	3.26%	2.39%	2.43%	2.52%	2.33	%††	1.80	%††
Net expenses	1.84	%††	1.84%	1.85%	1.88%	1.90%	1.91	%††	1.84	%††
Expenses (before waiver/reimbursement)	1.84	%††	1.84%	1.85%	1.88%	1.90%	2.06	%††	1.84	%††
Portfolio turnover rate	8%		15%	28%	23%	28%	41%		59%
Net assets at end of period (in 000’s)	$282,613		$252,916	$175,634	$95,301	$35,975	$6,547		$36

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

20	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				January 1, 2010 through October 31,		Year ended December 31,
Class I	2015*		2014	2013	2012	2011	2010***		2009
Net asset value at beginning of period	$20.28		$19.31	$16.14	$15.19	$14.70	$13.70		$11.53

Net investment income (loss)	0.35	(a)	0.85 (a)	0.60 (a)	0.54 (a)	0.52 (a)	0.41	(a)	0.44
Net realized and unrealized gain (loss) on investments	0.15		0.81	3.14	0.92	0.47	1.00		2.13
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.00)‡	(0.00)‡	(0.01)	(0.01)		(0.03)

Total from investment operations	0.50		1.65	3.74	1.46	0.98	1.40		2.54

Less dividends and distributions:
From net investment income	(0.41)		(0.64)	(0.57)	(0.51)	(0.49)	(0.40)		(0.37)
From net realized gain on investments	(0.47)		(0.04)	—	—	—	—		—

Total dividends and distributions	(0.88)		(0.68)	(0.57)	(0.51)	(0.49)	(0.40)		(0.37)

Redemption fee (b)	—		—	—	—	—	—		0.00 ‡

Net asset value at end of period	$19.90		$20.28	$19.31	$16.14	$15.19	$14.70		$13.70

Total investment return (c)	2.59	%(d)	8.60%	23.63%	9.66%	6.76%	10.54	%(d)	22.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.58	%††	4.27%	3.42%	3.46%	3.44%	3.61	%††	3.85%
Net expenses	0.82	%††	0.82%	0.80%	0.88%	0.94%	0.99	%††	0.96%
Expenses (before waiver/reimbursement)	0.82	%††	0.82%	0.80%	0.88%	0.94%	1.13	%††	0.96%
Portfolio turnover rate	8%		15%	28%	23%	28%	41%		59%
Net assets at end of period (in 000’s)	$3,895,587		$3,609,899	$2,222,748	$1,140,677	$790,679	$398,750		$383,228

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

Class R2	Six months ended April 30, 2015*	February 28, 2014** through October 31, 2014
Net asset value at beginning of period	$20.30	$19.85

Net investment income (loss) (a)	0.32	0.42
Net realized and unrealized gain (loss) on investments	0.16	0.51
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)

Total from investment operations	0.48	0.92

Less dividends and distributions:
From net investment income	(0.38)	(0.47)
From net realized gain on investments	(0.47)	—

Total dividends and distributions	(0.85)	(0.47)

Net asset value at end of period	$19.93	$20.30

Total investment return (b)(c)	2.47%	4.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.24%††	3.25%††
Net expenses	1.17%††	1.17%††
Portfolio turnover rate	8%	15%
Net assets at end of period (in 000’s)	$155	$26

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

22	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	Six months ended April 30, 2015*		Year ended October 31, 2014	June 17, 2013** through October 31, 2013
Net asset value at beginning of period	$20.28		$19.31	$18.09

Net investment income (loss) (a)	0.38		0.46	0.15
Net realized and unrealized gain (loss) on investments	0.14		1.21	1.38
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.00	)‡

Total from investment operations	0.52		1.66	1.53

Less dividends and distributions:
From net investment income	(0.42)		(0.65)	(0.31)
From net realized gain on investments	(0.47)		(0.04)	—

	(0.89)		(0.69)	(0.31)

Net asset value at end of period	$19.91		$20.28	$19.31

Total investment return (b)	2.69	%(c)	8.69%	8.63	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.86	%††	4.29%	2.18	%††
Net expenses	0.73	%††	0.74%	0.74	%††
Portfolio turnover rate	8%		15%	28%
Net assets at end of period (in 000’s)	$323		$156	$27

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch Global Equity Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor to the Epoch Global Equity Shareholder Yield Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization on November 16, 2009. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information regarding and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers six classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on December 27, 2005 and August 2, 2006, respectively. Class R6 shares commenced operations on June 17, 2013. Class R2 shares commenced operations on February 28, 2014. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R2 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek a high level of income. Capital appreciation is a secondary investment objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund pre-

pares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs

24	MainStay Epoch Global Equity Yield Fund

reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund did not hold any securities that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2015, certain foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection

25

Notes to Financial Statements (Unaudited) (continued)

with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). During the six-month period ended April 30, 2015, taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

26	MainStay Epoch Global Equity Yield Fund

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(K)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (‘‘Epoch’’ or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.70% of the Fund’s average daily net assets.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $17,633,098.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor.

27

Notes to Financial Statements (Unaudited) (continued)

Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $44,932 and $4,290, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $17,383 and $17,379, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$466,973
Investor Class	5,468
Class C	141,288
Class I	1,664,573
Class R2	22

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R2	$26,811	17.4%

Note 4–Federal Income Tax

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$127,336,574
Long-Term Capital Gain	7,042,339
Total	$134,378,913

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities, other than short-term securities, were $737,983 and $396,601, respectively.

28	MainStay Epoch Global Equity Yield Fund

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	13,349,573	$263,260,855
Shares issued to shareholders in reinvestment of dividends and distributions	1,886,261	36,610,179
Shares redeemed	(7,227,537)	(143,683,180)

Net increase (decrease) in shares outstanding before conversion	8,008,297	156,187,854
Shares converted into Class A (See Note 1)	17,908	353,881
Shares converted from Class A (See Note 1)	(9,704)	(190,004)

Net increase (decrease)	8,016,501	$156,351,731

Year ended October 31, 2014:
Shares sold	25,395,433	$503,549,792
Shares issued to shareholders in reinvestment of dividends and distributions	1,216,398	24,525,398
Shares redeemed	(16,326,480)	(330,082,835)

Net increase (decrease) in shares outstanding before conversion	10,285,351	197,992,355
Shares converted into Class A (See Note 1)	65,955	1,326,833
Shares converted from Class A (See Note 1)	(21,316)	(427,694)

Net increase (decrease)	10,329,990	$198,891,494

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	123,602	$2,449,273
Shares issued to shareholders in reinvestment of dividends and distributions	21,747	421,426
Shares redeemed	(41,595)	(823,716)

Net increase (decrease) in shares outstanding before conversion	103,754	2,046,983
Shares converted into Investor Class (See Note 1)	9,719	190,004
Shares converted from Investor Class (See Note 1)	(17,931)	(353,881)

Net increase (decrease)	95,542	$1,883,106

Year ended October 31, 2014:
Shares sold	208,949	$4,181,626
Shares issued to shareholders in reinvestment of dividends and distributions	12,440	250,245
Shares redeemed	(61,246)	(1,214,656)

Net increase (decrease) in shares outstanding before conversion	160,143	3,217,215
Shares converted into Investor Class (See Note 1)	21,338	427,694
Shares converted from Investor Class (See Note 1)	(66,046)	(1,326,833)

Net increase (decrease)	115,435	$2,318,076

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	2,577,910	$50,813,636
Shares issued to shareholders in reinvestment of dividends and distributions	322,616	6,229,599
Shares redeemed	(1,159,447)	(22,840,897)

Net increase (decrease)	1,741,079	$34,202,338

Year ended October 31, 2014:
Shares sold	4,755,961	$94,617,420
Shares issued to shareholders in reinvestment of dividends and distributions	155,938	3,135,777
Shares redeemed	(1,515,208)	(30,066,330)

Net increase (decrease)	3,396,691	$67,686,867

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	29,772,768	$589,682,222
Shares issued to shareholders in reinvestment of dividends and distributions	5,797,748	112,350,600
Shares redeemed	(17,822,418)	(352,629,297)

Net increase (decrease)	17,748,098	$349,403,525

Year ended October 31, 2014:
Shares sold	79,455,246	$1,585,065,358
Shares issued to shareholders in reinvestment of dividends and distributions	3,245,925	65,268,197
Shares redeemed	(19,809,801)	(394,552,819)

Net increase (decrease)	62,891,370	$1,255,780,736

Class R2	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	6,384	$125,307
Shares issued to shareholders in reinvestment of dividends and distributions	81	1,576

Net increase (decrease)	6,465	$126,883

Period ended October 31, 2014 (a):
Shares sold	1,259	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	30	601

Net increase (decrease)	1,289	$25,601

29

Notes to Financial Statements (Unaudited) (continued)

Class R6	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	18,807	$378,876
Shares issued to shareholders in reinvestment of dividends and distributions	444	8,603
Shares redeemed	(10,706)	(214,337)

Net increase (decrease)	8,545	$173,142

Year ended October 31, 2014:
Shares sold	18,599	$370,349
Shares issued to shareholders in reinvestment of dividends and distributions	131	2,667
Shares redeemed	(12,448)	(249,670)

Net increase (decrease)	6,282	$123,346

(a)	Inception date was February 28, 2014

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay Epoch Global Equity Yield Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch Global Equity Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Epoch and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track records and experience in providing investment advisory services, the experience of investment

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various

32	MainStay Epoch Global Equity Yield Fund

other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

34	MainStay Epoch Global Equity Yield Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at
800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

35

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1652393 MS139-15	MSEGEY10-06/15 NL0F3

MainStay Epoch International Small Cap Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Year Charge		Six Months	One Year	Five Years	Since Inception (8/2/06)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.11 8.06%	–9.73 –4.48%	6.24 7.45%	3.80 4.47%	1.55 1.55%
Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.98 7.91%	–9.97 –4.73%	6.10 7.30%	7.04 7.65%	1.78 1.78%
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6.52 7.52%	–6.41 –5.46%	6.49 6.49%	6.96 6.96%	2.53 2.53%
Class I Shares[4]	No Sales Charge		8.19%	–4.25%	7.71%	8.10%	1.30%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from January 25, 2005 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class and Class C shares would likely have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from January 25, 2005 and the Class P shares from August 2, 2006, respectively, of the Epoch International Small Cap Fund (the predecessor to the Fund), through November 15, 2009. The Epoch International Small Cap Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.

The footnotes on the next page are an integral part of the tables and graphs and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI World Ex U.S. Small Cap Index[5]	8.37%	0.34%	8.28%	6.70%
Average Lipper International Small-/Mid-Cap Growth Fund[6]	7.63	1.96	10.07	8.50

5.	The MSCI World Ex U.S. Small Cap Index is composed of small capitalization stocks designed to measure equity performance in global developed markets, excluding the U.S. The MSCI World Ex U.S. Small Cap Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper international small-/mid-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor. International small-/mid-cap growth funds typically have above-average characteristics compared to their mid- and small-cap-specific subset of the MSCI EAFE® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch International Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,080.60	$8.10	$1,017.00	$7.85

Investor Class Shares	$1,000.00	$1,079.10	$9.28	$1,015.90	$9.00

Class C Shares	$1,000.00	$1,075.20	$13.07	$1,012.20	$12.67

Class I Shares	$1,000.00	$1,081.90	$6.81	$1,018.20	$6.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.57% for Class A, 1.80% for Investor Class, 2.54% for Class C and 1.32% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of April 30, 2015 (Unaudited)

Japan	25.4%
United Kingdom	19.8
Italy	9.1
Canada	7.8
France	5.8
Spain	5.8
Germany	4.2
Australia	3.5
Switzerland	2.6
Republic of Korea	1.8
Hong Kong	1.7
Netherlands	1.6
Ireland	1.3

Brazil	0.9%
Sweden	0.9
New Zealand	0.8
United States	0.7
Finland	0.6
Portugal	0.6
Belgium	0.5
Denmark	0.5
Mexico	0.5
Norway	0.3
Singapore	0.3
Other Assets, Less Liabilities	3.0

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2015 (excluding short-term investment) (Unaudited)

1.	Altran Technologies S.A.

2.	Ashtead Group PLC

3.	Azimut Holding S.p.A.

4.	Playtech PLC

5.	ProSiebenSat.1 Media A.G.
6.	Intermediate Capital Group PLC

7.	OBIC Co., Ltd.

8.	Liberbank S.A.

9.	Whitecap Resources, Inc.

10.	Algonquin Power & Utilities Corp.

8	MainStay Epoch International Small Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Citerne, CFA, Michael Welhoelter, CFA, and John Morgan of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch International Small Cap Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Epoch International Small Cap Fund returned 8.06% for Class A shares, 7.91% for Investor Class shares and 7.52% for Class C shares for the six months ended April 30, 2015. Over the same period, Class I shares returned 8.19%. For the six months ended April 30, 2015, all share classes underperformed the 8.37% return of the MSCI World Ex U.S. Small Cap Index,1 which is the Fund’s broad-based securities-market index. Over the same period, Class A, Investor Class and Class I shares outperformed—and Class C shares underperformed—the 7.63% return of the Average Lipper2 International Small-/Mid-Cap Growth Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Stock selection in the consumer discretionary, financials and information technology sectors was the most significant positive contributor to the Fund’s performance relative to the MSCI World Ex U.S. Small Cap Index. Stock selection in the health care and consumer staples sectors detracted from the Fund’s relative performance. (Contributions take weightings and total returns into account.) From a regional perspective, stock selection helped in Australia and detracted in Spain and the U.K.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the top contributors to the Fund’s absolute performance were Hanatour Services and ProSiebenSat.1 Media. Hanatour, South Korea’s leading tour and ticket operator, advanced because of the relative strength of the Korean won, which boosted Korean outbound tourism traffic. Germany-based media concern ProSiebenSat.1 Media advanced along with most German stocks, which have been significant beneficiaries of the European Central Bank’s stimulus program.

Among the companies that detracted the most from the Fund’s absolute performance were engineering and construction company Abengoa and beverage company Stock Spirits Group. Abengoa saw its share price decline after an investor misunderstanding over the classification of a bridge financing bond. The company’s shares have since started to recover. Stock Spirits Group came under pressure after warning that higher Polish excise duties and aggressive pricing by competitors could hurt the company’s full-year profit.

Did the Fund make any significant purchases or sales during the reporting period?

Several positions were added to the Fund during the reporting period, including Australia-domiciled Ainsworth Game Technology, which we believe is a rising contender in the gaming industry, and Grand Korea Leisure, which is a Korean casino company. With a 40% market share at the end of the reporting period, Grand Korea Leisure was one of the two main players in the growing Korean gaming market. Several positions were eliminated, either as a result of price appreciation or a change in the stock’s core investment thesis. Among these were positions in financial services company Monex Group and Germany-based packaging and bottling-machine manufacturer Krones.

How did the Fund’s sector weightings change during the reporting period?

Among the most significant changes during the reporting period were increases in the Fund’s exposure to the consumer discretionary and health care sectors. We reduced exposure to the industrials, telecommunication services and information technology sectors. From a country perspective, we increased the Fund’s exposure to Australia, Korea and Sweden while reducing exposure to Germany and the U.K., among others.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2015, the most significantly overweight positions relative to the MSCI World Ex U.S. Small Cap Index were in the information technology and consumer discretionary sectors. As of the same date, the most substantially underweight positions were in the financials and health care sectors.

1.	See footnote on page 6 for more information on the MSCI World Ex U.S. Small Cap Index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value

Common Stocks 96.7%†
Australia 3.5%
Ainsworth Game Technology, Ltd. (Hotels, Restaurants & Leisure)	212,150	$468,582
Aristocrat Leisure, Ltd. (Hotels, Restaurants & Leisure)	105,385	689,758
Asaleo Care, Ltd. (Personal Products)	281,075	409,201
Flight Centre Travel Group, Ltd. (Hotels, Restaurants & Leisure)	4,170	142,784
Pact Group Holdings, Ltd. (Containers & Packaging)	172,802	561,804
Spotless Group Holdings, Ltd. (Commercial Services & Supplies)	234,460	422,035

		2,694,164

Belgium 0.5%
Ontex Group N.V. (Personal Products) (a)	12,410	368,737

Brazil 0.7%
JSL S.A. (Road & Rail)	40,800	156,947
Raia Drogasil S.A. (Food & Staples Retailing)	32,100	364,367

		521,314

Canada 7.8%
♦Algonquin Power & Utilities Corp. (Independent Power & Renewable Electricity Producers)	128,633	1,048,042
ATS Automation Tooling Systems, Inc. (Machinery) (a)	21,557	237,815
Calfrac Well Services, Ltd. (Energy Equipment & Services)	20,800	173,089
Capstone Mining Corp. (Metals & Mining) (a)	191,660	266,878
CCL Industries, Inc. Class B (Containers & Packaging)	7,290	838,123
Element Financial Corp. (Diversified Financial Services) (a)	50,500	724,119
Legacy Oil + Gas, Inc. (Oil, Gas & Consumable Fuels) (a)	40,940	98,066
MacDonald Dettwiler & Associates, Ltd. (Aerospace & Defense)	8,800	698,603
Surge Energy, Inc. (Oil, Gas & Consumable Fuels)	233,800	850,710
♦Whitecap Resources, Inc. (Oil, Gas & Consumable Fuels)	87,000	1,078,036

		6,013,481

Denmark 0.5%
ALK-Abello A/S (Pharmaceuticals)	3,480	412,656

Finland 0.6%
Cramo Oyj (Trading Companies & Distributors)	25,300	472,026

	Shares	Value

France 5.8%
Alten S.A., Ltd. (IT Services)	11,810	$577,272
♦Altran Technologies S.A. (IT Services)	150,040	1,633,167
Elior Participations SCA (Commercial Services & Supplies) (b)	24,050	450,982
Eurofins Scientific (Life Sciences Tools & Services)	1,270	358,524
Havas S.A. (Media)	34,284	285,195
IPSOS (Media)	9,280	273,936
Saft Groupe S.A. (Electrical Equipment)	5,546	221,384
Sopra Steria Group (IT Services)	7,983	704,101

		4,504,561

Germany 4.2%
Duerr A.G. (Machinery)	2,550	262,822
Gerresheimer A.G. (Life Sciences Tools & Services)	9,474	538,608
KION Group A.G. (Machinery)	16,280	727,877
Morphosys A.G. (Life Sciences Tools & Services) (a)	6,371	458,576
♦ProSiebenSat.1 Media A.G. (Media)	23,690	1,219,100

		3,206,983

Hong Kong 1.7%
Dawnrays Pharmaceutical Holdings, Ltd. (Pharmaceuticals)	792,000	669,317
Emperor Watch & Jewellery, Ltd. (Specialty Retail)	2,130,000	97,450
Hutchison Telecommunications Hong Kong Holdings, Ltd. (Diversified Telecommunication Services)	890,760	410,456
Vitasoy International Holdings, Ltd. (Food Products)	75,027	137,638

		1,314,861

Ireland 1.3%
Kingspan Group PLC (Building Products)	23,550	467,143
Smurfit Kappa Group PLC (Containers & Packaging)	16,942	518,575

		985,718

Italy 9.1%
Astaldi S.p.A. (Construction & Engineering)	66,948	583,797
♦Azimut Holding S.p.A. (Capital Markets)	45,269	1,333,959
Banca Generali S.p.A. (Capital Markets)	11,433	382,912
Banca Popolare dell’Emilia Romagna S.C. (Banks) (a)	101,850	837,116
Banco Popolare S.C. (Banks) (a)	41,049	647,906
Buzzi Unicem S.p.A. (Construction Materials)	25,100	403,901
Credito Valtellinese S.C. (Banks) (a)	681,070	847,906
Danieli & Co. S.p.A. (Machinery)	12,344	229,157

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2015, excluding short-term investment. May be subject to change daily.

10	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Italy (continued)
Hera S.p.A (Multi-Utilities)	255,400	$672,493
Mediolanum S.p.A. (Insurance)	58,977	497,094
RAI Way S.p.A (Media) (a)(b)	115,700	567,906

		7,004,147

Japan 25.4%
Aida Engineering, Ltd. (Machinery)	22,400	255,275
Air Water, Inc. (Chemicals)	35,160	623,404
Asahi Holdings, Inc. (Metals & Mining)	2,338	44,195
ASKUL Corp. (Internet & Catalog Retail)	12,400	290,839
Century Tokyo Leasing Corp. (Diversified Financial Services)	10,400	326,546
CyberAgent, Inc. (Media)	9,700	464,399
Daicel Corp. (Chemicals)	83,000	997,815
Daifuku Co., Ltd. (Machinery)	39,500	528,026
Doutor Nichires Holdings Co., Ltd. (Hotels, Restaurants & Leisure)	31,000	586,627
DTS Corp. (IT Services)	28,800	585,934
GMO Internet, Inc. (Internet Software & Services)	45,200	568,415
Hakuhodo DY Holdings, Inc. (Media)	37,500	400,732
Horiba, Ltd. (Electronic Equipment, Instruments & Components)	19,950	749,836
IBJ Leasing Co., Ltd. (Diversified Financial Services)	12,000	269,355
Japan Logistics Fund, Inc. (Real Estate Investment Trusts)	197	418,384
Kanamoto Co., Ltd. (Trading Companies & Distributors)	5,300	154,646
Kansai Paint Co., Ltd. (Chemicals)	21,440	382,604
Leopalace21 Corp. (Real Estate Management & Development) (a)	76,000	439,539
Meitec Corp. (Professional Services)	7,700	247,392
MISUMI Group, Inc. (Trading Companies & Distributors)	20,400	765,109
Nachi-Fujikoshi Corp. (Machinery)	43,000	252,039
Nichias Corp. (Building Products)	49,000	295,595
Nifco, Inc. (Auto Components)	16,150	572,347
Nihon Kohden Corp. (Health Care Equipment & Supplies)	16,700	437,157
Nippo Corp. (Construction & Engineering)	11,000	183,733
Nippon Shokubai Co., Ltd. (Chemicals)	25,000	345,559
Nishio Rent All Co., Ltd. (Trading Companies & Distributors)	14,700	418,491
OBIC Business Consultants, Ltd. (Software)	5,500	206,271
♦OBIC Co., Ltd. (IT Services)	27,200	1,131,233
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	5,600	319,643
SCSK Corp. (IT Services)	34,000	993,666
Skylark Co., Ltd. (Hotels, Restaurants & Leisure)	43,600	630,836

	Shares	Value

Japan (continued)
St. Marc Holdings Co., Ltd. (Hotels, Restaurants & Leisure)	13,500	$454,938
Sundrug Co., Ltd. (Food & Staples Retailing)	15,900	793,270
Suruga Bank, Ltd. (Banks)	26,700	588,632
Temp Holdings Co., Ltd. (Professional Services)	28,700	911,270
Tokai Rika Co., Ltd. (Auto Components)	9,400	229,173
Tokyo Ohka Kogyo Co., Ltd. (Chemicals)	15,300	476,833
TS Tech Co., Ltd. (Auto Components)	16,500	493,157
Zenkoku Hosho Co., Ltd. (Diversified Financial Services)	19,900	733,357

		19,566,272

Mexico 0.5%
Grupo Aeroportuario del Sureste S.A.B. de C.V. Class B (Transportation Infrastructure)	29,550	418,076

Netherlands 1.6%
Aalberts Industries N.V. (Machinery)	22,180	685,268
USG People N.V. (Professional Services)	42,350	571,397

		1,256,665

New Zealand 0.8%
SKYCITY Entertainment Group, Ltd. (Hotels, Restaurants & Leisure)	198,800	637,245

Norway 0.3%
SpareBank 1 SMN (Banks)	29,600	264,329

Portugal 0.6%
Mota-Engil SGPS S.A. (Construction & Engineering)	124,360	428,574

Republic of Korea 1.8%
Grand Korea Leisure Co., Ltd. (Hotels, Restaurants & Leisure)	9,302	333,891
Hana Tour Service, Inc. (Hotels, Restaurants & Leisure)	6,100	724,439
Paradise Co., Ltd. (Hotels, Restaurants & Leisure)	14,327	333,209

		1,391,539

Singapore 0.3%
M1, Ltd. (Wireless Telecommunication Services)	87,300	234,885

Spain 5.7%
Abengoa S.A. Class B (Construction & Engineering)	186,123	605,820
Abengoa Yield PLC (Independent Power & Renewable Electricity Producers)	16,453	557,921
Fomento de Construcciones y Contratas S.A. (Construction & Engineering) (a)	20,965	269,371

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Spain (continued)
♦Liberbank S.A. (Banks) (a)	1,309,300	$1,129,942
Mediaset Espana Comunicacion S.A. (Media) (a)	25,070	340,061
Melia Hotels International S.A. (Hotels, Restaurants & Leisure)	61,062	763,597
Merlin Properties Socimi S.A. (Real Estate Investment Trusts) (a)	51,950	709,383

		4,376,095

Sweden 0.9%
BillerudKorsnas AB (Containers & Packaging)	32,500	562,098
Modern Times Group AB Class B (Media)	4,360	144,782

		706,880

Switzerland 2.6%
EFG International A.G. (Capital Markets) (a)	13,132	193,065
Gategroup Holding A.G. (Commercial Services & Supplies) (a)	19,120	668,347
Kuoni Reisen Holding A.G. Registered (Hotels, Restaurants & Leisure) (a)	1,259	424,790
Temenos Group A.G. Registered (Software) (a)	20,124	731,790

		2,017,992

United Kingdom 19.8%
Alent PLC (Chemicals)	43,695	240,383
♦Ashtead Group PLC (Trading Companies & Distributors)	86,418	1,488,907
Babcock International Group PLC (Commercial Services & Supplies)	44,717	690,967
Bovis Homes Group PLC (Household Durables)	26,255	375,308
Domino’s Pizza Group PLC (Hotels, Restaurants & Leisure)	56,050	678,732
Halma PLC (Electronic Equipment, Instruments & Components)	54,650	597,019
Hays PLC (Professional Services)	362,350	853,442
Inchcape PLC (Distributors)	45,215	576,349
♦Intermediate Capital Group PLC (Capital Markets)	144,990	1,171,409
International Personal Finance PLC (Consumer Finance)	27,647	210,223
Just Eat PLC (Internet Software & Services) (a)	45,100	316,945
Ladbrokes PLC (Hotels, Restaurants & Leisure)	208,250	327,244
Lancashire Holdings, Ltd. (Insurance)	30,940	303,575
Lavendon Group PLC (Trading Companies & Distributors)	101,800	271,143
Michael Page International PLC (Professional Services)	102,570	838,046
Micro Focus International PLC (Software)	29,911	575,536
Paragon Group of Cos. PLC (Thrifts & Mortgage Finance)	51,437	336,306
♦Playtech PLC (Software)	101,380	1,274,957
Premier Oil PLC (Oil, Gas & Consumable Fuels) (a)	246,701	660,095

	Shares	Value

United Kingdom (continued)
Restaurant Group PLC (Hotels, Restaurants & Leisure)	38,900	$405,217
Savills PLC (Real Estate Management & Development)	18,390	232,816
SThree PLC (Professional Services)	43,444	248,712
Stock Spirits Group PLC (Beverages)	121,500	353,419
Taylor Wimpey PLC (Household Durables)	177,396	450,940
Thomas Cook Group PLC (Hotels, Restaurants & Leisure) (a)	411,050	904,747
Vesuvius PLC (Machinery)	66,170	460,955
William Hill PLC (Hotels, Restaurants & Leisure)	74,350	411,367

		15,254,759

United States 0.7%
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	57,290	535,089

Total Common Stocks (Cost $67,596,151)		74,587,048

Preferred Stock 0.2%
Brazil 0.2%
Banco ABC Brasil S.A. 5.18% (Banks)	32,800	140,434

Total Preferred Stock (Cost $200,162)		140,434

	Number of Rights
Rights 0.1%
Spain 0.1%
Merlin Properties Socimi S.A. Expires 5/12/15 (Real Estate Investment Trusts) (a)	64,100	97,885

Total Rights (Cost $0)		97,885

Total Investments (Cost $67,796,313) (c)	97.0%	74,825,367
Other Assets, Less Liabilities	3.0	2,316,183
Net Assets	100.0%	$77,141,550

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	As of April 30, 2015, cost was $70,063,751 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$10,825,801
Gross unrealized depreciation	(6,064,185)

Net unrealized appreciation	$4,761,616

12	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
Australia	$—	$2,694,164	$—	$2,694,164
Belgium	—	368,737	—	368,737
Denmark	—	412,656	—	412,656
Finland	—	472,026	—	472,026
France	—	4,504,561	—	4,504,561
Germany	—	3,206,983	—	3,206,983
Hong Kong	—	1,314,861	—	1,314,861
Ireland	—	985,718	—	985,718
Italy	—	7,004,147	—	7,004,147
Japan	44,195	19,522,077	—	19,566,272
Netherlands	—	1,256,665	—	1,256,665
New Zealand	—	637,245	—	637,245
Norway	—	264,329	—	264,329
Portugal	—	428,574	—	428,574
Republic of Korea	—	1,391,539	—	1,391,539
Singapore	—	234,885	—	234,885
Spain	557,921	3,818,174	—	4,376,095
Sweden	—	706,880	—	706,880
Switzerland	—	2,017,992	—	2,017,992
United Kingdom	—	15,254,759	—	15,254,759
All Other Countries	7,487,960	—	—	7,487,960

Total Common Stocks	8,090,076	66,496,972	—	74,587,048

Preferred Stock	140,434	—	—	140,434
Rights	97,885	—	—	97,885

Total Investments in Securities	$8,328,395	$66,496,972	$—	$74,825,367

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2015, certain foreign equity securities with a market value of $ 90,108,206 held by the Fund at October 31, 2014, transferred from Level 1 to Level 2 due to these securities being fair valued at period end by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2015 (a)
Common Stock
Spain	$206,503	$—	$(366,843)	$215,413	$—	$(55,073)	$—	$—	$—	$—

Total	$206,503	$—	$(366,843)	$215,413	$—	$(55,073)	$—	$—	$—	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

The table below sets forth the diversification of MainStay Epoch International Small Cap Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$698,603	0.9%
Auto Components	1,294,677	1.7
Banks	4,456,265	5.8
Beverages	353,419	0.5
Building Products	762,738	1.0
Capital Markets	3,081,345	4.0
Chemicals	3,066,598	4.0
Commercial Services & Supplies	2,232,331	2.9
Construction & Engineering	2,071,295	2.7
Construction Materials	403,901	0.5
Consumer Finance	210,223	0.3
Containers & Packaging	2,480,600	3.2
Distributors	576,349	0.7
Diversified Financial Services	2,053,377	2.7
Diversified Telecommunication Services	410,456	0.5
Electrical Equipment	221,384	0.3
Electronic Equipment, Instruments & Components	1,346,855	1.7
Energy Equipment & Services	173,089	0.2
Food & Staples Retailing	1,157,637	1.5
Food Products	137,638	0.2
Health Care Equipment & Supplies	437,157	0.6
Hotels, Restaurants & Leisure	8,918,003	11.6
Household Durables	826,248	1.1
Independent Power & Renewable Electricity Producers	1,605,963	2.1
Insurance	800,669	1.0
Internet & Catalog Retail	290,839	0.4
Internet Software & Services	885,360	1.1
IT Services	5,625,373	7.3
Life Sciences Tools & Services	1,355,708	1.7
Machinery	3,639,234	4.7
Media	3,696,111	4.8
Metals & Mining	311,073	0.4
Multi-Utilities	672,493	0.9
Oil, Gas & Consumable Fuels	3,221,996	4.2
Personal Products	777,938	1.0
Pharmaceuticals	1,401,616	1.8
Professional Services	3,670,259	4.8
Real Estate Investment Trusts	1,225,652	1.6
Real Estate Management & Development	672,355	0.9
Road & Rail	156,947	0.2
Software	2,788,554	3.6
Specialty Retail	97,450	0.1
Thrifts & Mortgage Finance	336,306	0.4
Trading Companies & Distributors	3,570,322	4.6
Transportation Infrastructure	418,076	0.5
Wireless Telecommunication Services	234,885	0.3

	74,825,367	97.0
Other Assets, Less Liabilities	2,316,183	3.0

Net Assets	$77,141,550	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $67,796,313)	$74,825,367
Cash denominated in foreign currencies (identified cost $238,138)	240,023
Receivables:
Investment securities sold	2,185,002
Dividends	312,459
Fund shares sold	215,418
Other assets	34,331

Total assets	77,812,600

Liabilities
Due to custodian	168,199
Payables:
Investment securities purchased	330,863
Manager (See Note 3)	76,243
Fund shares redeemed	38,730
Professional fees	19,507
Custodian	18,941
Shareholder communication	11,701
Transfer agent (See Note 3)	3,500
NYLIFE Distributors (See Note 3)	2,086
Trustees	269
Accrued expenses	1,011

Total liabilities	671,050

Net assets	$77,141,550

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$3,434
Additional paid-in capital	122,338,895

122,342,329
Distributions in excess of net investment income	(482,073)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(51,740,113)
Net unrealized appreciation (depreciation) on investments	7,029,054
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(7,647)

Net assets	$77,141,550

Class A
Net assets applicable to outstanding shares	$5,003,216

Shares of beneficial interest outstanding	228,789

Net asset value per share outstanding	$21.87
Maximum sales charge (5.50% of offering price)	1.27

Maximum offering price per share outstanding	$23.14

Investor Class
Net assets applicable to outstanding shares	$923,722

Shares of beneficial interest outstanding	42,341

Net asset value per share outstanding	$21.82
Maximum sales charge (5.50% of offering price)	1.27

Maximum offering price per share outstanding	$23.09

Class C
Net assets applicable to outstanding shares	$1,212,022

Shares of beneficial interest outstanding	56,504

Net asset value and offering price per share outstanding	$21.45

Class I
Net assets applicable to outstanding shares	$70,002,590

Shares of beneficial interest outstanding	3,106,191

Net asset value and offering price per share outstanding	$22.54

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$899,658

Expenses
Manager (See Note 3)	523,042
Custodian	43,124
Registration	29,103
Professional fees	27,375
Distribution/Service—Class A (See Note 3)	5,319
Distribution/Service—Investor Class (See Note 3)	1,015
Distribution/Service—Class C (See Note 3)	4,917
Transfer agent (See Note 3)	8,835
Shareholder communication	8,018
Trustees	1,033
Interest expense	778
Miscellaneous	10,078

Total expenses before waiver/reimbursement	662,637
Expense waiver/reimbursement from Manager (See Note 3)	(23,775)

Net expenses	638,862

Net investment income (loss)	260,796

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	6,922,363
Foreign currency transactions	(29,615)

Net realized gain (loss) on investments and foreign currency transactions	6,892,748

Net change in unrealized appreciation (depreciation) on:
Investments	(536,526)
Translation of other assets and liabilities in foreign currencies	3,296

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(533,230)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	6,359,518

Net increase (decrease) in net assets resulting from operations	$6,620,314

(a)	Dividends recorded net of foreign withholding taxes in the amount of $42,837.

16	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$260,796	$1,054,026
Net realized gain (loss) on investments and foreign currency transactions	6,892,748	11,465,730
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(533,230)	(21,102,067)

Net increase (decrease) in net assets resulting from operations	6,620,314	(8,582,311)

Dividends to shareholders:
From net investment income:
Class A	(22,904)	(105,445)
Investor Class	(1,910)	(18,484)
Class C	—	(9,578)
Class I	(759,195)	(2,962,904)

Total dividends to shareholders	(784,009)	(3,096,411)

Capital share transactions:
Net proceeds from sale of shares	9,040,052	31,252,784
Net asset value of shares issued to shareholders in reinvestment of dividends	677,147	2,792,475
Cost of shares redeemed	(52,608,593)	(34,037,429)

Increase (decrease) in net assets derived from capital share transactions	(42,891,394)	7,830

Net increase (decrease) in net assets	(37,055,089)	(11,670,892)

Net Assets
Beginning of period	114,196,639	125,867,531

End of period	$77,141,550	$114,196,639

Undistributed (distributions in excess of) net investment income at end of period	$(482,073)	$41,140

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,					January 1, 2010 through October 31,		Year ended December 31,
Class A	2015*		2014	2013	2012		2011	2010***		2009
Net asset value at beginning of period	$20.35		$22.40	$17.80	$16.33		$18.95	$15.80		$10.98

Net investment income (loss) (a)	0.04		0.14	0.23	0.19		0.10	0.02		0.06
Net realized and unrealized gain (loss) on investments	1.60		(1.66)	4.77	1.29		(2.24)	3.14		4.76
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)	(0.01)	(0.01)		(0.03)	(0.01)		—

Total from investment operations	1.63		(1.54)	4.99	1.47		(2.17)	3.15		4.82

Less dividends:
From net investment income	(0.11)		(0.51)	(0.39)	—		(0.45)	—		—

Redemption fee (b)	—		—	—	—		—	—		0.00 ‡

Net asset value at end of period	$21.87		$20.35	$22.40	$17.80		$16.33	$18.95		$15.80

Total investment return (c)	8.06	%(d)	(7.01%)	28.65%	9.00%		(11.82%)	19.94	%(d)	43.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.38	%††	0.62%	1.21%	1.15%		0.53%	0.12	%††	0.42%
Net expenses	1.57	%††(e)	1.50%	1.57%	1.61	%(e)	1.69%	1.89	%††	1.83%
Expenses (before waiver/reimbursement)	1.62	%††(e)	1.55%	1.62%	1.64	%(e)	1.69%	1.92	%††	1.83%
Portfolio turnover rate	23%		54%	55%	44%		69%	41%		105%
Net assets at end of period (in 000’s)	$5,003		$4,729	$4,323	$5,536		$5,261	$5,175		$2,749

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of interest expense which is less than one-tenth of a percent.

18	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,					January 1, 2010 through October 31,		November 16, 2009** through December 31,
Investor Class	2015*		2014	2013	2012		2011	2010***		2009
Net asset value at beginning of period	$20.27		$22.30	$17.75	$16.30		$18.97	$15.81		$16.11

Net investment income (loss) (a)	0.02		0.07	0.21	0.16		0.10	0.04		0.00	‡
Net realized and unrealized gain (loss) on investments	1.59		(1.62)	4.73	1.30		(2.25)	3.13		(0.30)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)	(0.01)	(0.01)		(0.03)	(0.01)		—

Total from investment operations	1.60		(1.57)	4.93	1.45		(2.18)	3.16		(0.30)

Less dividends:
From net investment income	(0.05)		(0.46)	(0.38)	—		(0.49)	—		—

Redemption fee (b)	—		—	—	—		—	—		0.00	‡

Net asset value at end of period	$21.82		$20.27	$22.30	$17.75		$16.30	$18.97		$15.81

Total investment return (c)	7.91	%(d)	(7.19%)	28.37%	8.90%		(11.89%)	19.99	%(d)	(1.86	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.16	%††	0.33%	1.09%	0.99%		0.51%	0.30	%††	0.15	% ††
Net expenses	1.80	%††(e)	1.73%	1.76%	1.73	%(e)	1.76%	1.85	%††	1.59	% ††
Expenses (before waiver/reimbursement)	1.85	%††(e)	1.78%	1.81%	1.76	%(e)	1.76%	1.88	%††	1.59	% ††
Portfolio turnover rate	23%		54%	55%	44%		69%	41%		105%
Net assets at end of period (in 000’s)	$924		$830	$901	$780		$807	$303		$31

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,					January 1, 2010 through October 31,		November 16, 2009** through December 31,
Class C	2015*		2014	2013	2012		2011	2010***		2009
Net asset value at beginning of period	$19.95		$21.90	$17.44	$16.13		$18.84	$15.79		$16.11

Net investment income (loss) (a)	(0.06)		(0.04)	0.02	0.05		(0.05)	(0.04)		(0.01)
Net realized and unrealized gain (loss) on investments	1.57		(1.66)	4.71	1.27		(2.22)	3.10		(0.31)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)	(0.01)	(0.01)		(0.03)	(0.01)		—

Total from investment operations	1.50		(1.72)	4.72	1.31		(2.30)	3.05		(0.32)

Less dividends:
From net investment income	—		(0.23)	(0.26)	—		(0.41)	—		—

Redemption fee (b)	—		—	—	—		—	—		0.00	‡

Net asset value at end of period	$21.45		$19.95	$21.90	$17.44		$16.13	$18.84		$15.79

Total investment return (c)	7.52	% (d)	(7.94%)	27.42%	8.12%		(12.57%)	19.32	% (d)	(1.99	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.60	%)††	(0.17%)	0.08%	0.30%		(0.29%)	(0.28	%)††	(0.65	%)††
Net expenses	2.54	% ††(e)	2.48%	2.52%	2.48	%(e)	2.51%	2.60	% ††	2.34	% ††
Expenses (before waiver/reimbursement)	2.59	% ††(e)	2.53%	2.57%	2.51	%(e)	2.51%	2.63	% ††	2.34	% ††
Portfolio turnover rate	23%		54%	55%	44%		69%	41%		105%
Net assets at end of period (in 000’s)	$1,212		$956	$916	$2,334		$2,064	$1,476		$25

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Net of interest expense which is less than one-tenth of a percent.

20	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,					January 1, 2010 through October 31,		Year ended December 31,
Class I	2015*		2014	2013	2012		2011	2010***		2009
Net asset value at beginning of period	$21.01		$23.11	$18.35	$16.83		$19.51	$16.24		$11.16

Net investment income (loss) (a)	0.06		0.19	0.29	0.21		0.13	0.04		0.09
Net realized and unrealized gain (loss) on investments	1.65		(1.70)	4.91	1.35		(2.29)	3.24		4.99
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)	(0.01)	(0.01)		(0.03)	(0.01)		—

Total from investment operations	1.70		(1.53)	5.19	1.55		(2.19)	3.27		5.08

Less dividends:
From net investment income	(0.17)		(0.57)	(0.43)	(0.03)		(0.49)	—		—

Net asset value at end of period	$22.54		$21.01	$23.11	$18.35		$16.83	$19.51		$16.24

Total investment return (b)	8.19	%(c)	(6.77%)	28.97%	9.26%		(11.59%)	20.14	%(c)	45.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57	%††	0.81%	1.48%	1.27%		0.69%	0.31	%††	0.67%
Net expenses	1.32	%††(d)	1.25%	1.32%	1.36	%(d)	1.44%	1.65	%††	1.60%
Expenses (before waiver/reimbursement)	1.37	%††(d)	1.30%	1.37%	1.39	%(d)	1.44%	1.67	%††	1.60%
Portfolio turnover rate	23%		54%	55%	44%		69%	41%		105%
Net assets at end of period (in 000’s)	$70,003		$107,682	$119,726	$154,291		$257,740	$178,909		$167,568

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch International Small Cap Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor to the Epoch International Small Cap Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization on November 16, 2009. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information regarding and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on August 2, 2006 and January 25, 2005, respectively. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market

22	MainStay Epoch International Small Cap Fund

participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund did not hold any securities that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2015, certain foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling

23

Notes to Financial Statements (Unaudited) (continued)

illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. As of April 30, 2015, the Fund did not hold any illiquid securities.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2015, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or

24	MainStay Epoch International Small Cap Fund

retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2015, the Fund did not hold any warrants.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(L)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an

25

Notes to Financial Statements (Unaudited) (continued)

amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.10% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 1.05%. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/ or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.65% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages: 1.85% for Investor Class and 2.60% for Class C, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $523,042 and waived its fees and/or reimbursed expenses in the amount of $23,775.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $1,878 and $454, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $500 and $126, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$303
Investor Class	986
Class C	1,194
Class I	6,352

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as

26	MainStay Epoch International Small Cap Fund

either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2014, for federal income tax purposes, capital loss carryforwards of $57,108,742 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$57,109	$—

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$3,096,411

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

During the six-month period ended April 30, 2015, the Fund utilized the line of credit for six days, maintained an average daily balance of $4,263,167 at a weighted average interest rate of 1.095% and incurred interest expense in the amount of $778. As of April 30, 2015, there were no borrowings outstanding.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities, other than short-term securities, were $21,822 and $66,334, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	53,893	$1,135,487
Shares issued to shareholders in reinvestment of dividends and distributions	1,168	22,881
Shares redeemed	(58,148)	(1,172,584)

Net increase (decrease) in shares outstanding before conversion	(3,087)	(14,216)
Shares converted from Class A (See Note 1)	(493)	(10,314)

Net increase (decrease)	(3,580)	$(24,530)

Year ended October 31, 2014:
Shares sold	160,021	$3,666,623
Shares issued to shareholders in reinvestment of dividends and distributions	4,806	104,525
Shares redeemed	(127,010)	(2,826,935)

Net increase (decrease) in shares outstanding before conversion	37,817	944,213
Shares converted into Class A (See Note 1)	3,419	77,122
Shares converted from Class A (See Note 1)	(1,898)	(41,364)

Net increase (decrease)	39,338	$979,971

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	10,030	$206,109
Shares issued to shareholders in reinvestment of dividends and distributions	97	1,909
Shares redeemed	(9,223)	(188,126)

Net increase (decrease) in shares outstanding before conversion	904	19,892
Shares converted into Investor Class (See Note 1)	494	10,314

Net increase (decrease)	1,398	$30,206

Year ended October 31, 2014:
Shares sold	12,237	$278,490
Shares issued to shareholders in reinvestment of dividends and distributions	850	18,445
Shares redeemed	(11,032)	(245,435)

Net increase (decrease) in shares outstanding before conversion	2,055	51,500
Shares converted into Investor Class (See Note 1)	1,904	41,364
Shares converted from Investor Class (See Note 1)	(3,429)	(77,122)

Net increase (decrease)	530	$15,742

27

Notes to Financial Statements (Unaudited) (continued)

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	19,028	$384,609
Shares redeemed	(10,435)	(207,585)

Net increase (decrease)	8,593	$177,024

Year ended October 31, 2014:
Shares sold	49,205	$1,125,227
Shares issued to shareholders in reinvestment of dividends and distributions	445	9,578
Shares redeemed	(43,597)	(973,705)

Net increase (decrease)	6,053	$161,100

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	349,701	$7,313,847
Shares issued to shareholders in reinvestment of dividends and distributions	32,343	652,357
Shares redeemed	(2,401,038)	(51,040,298)

Net increase (decrease)	(2,018,994)	$(43,074,094)

Year ended October 31, 2014:
Shares sold	1,134,890	$26,182,444
Shares issued to shareholders in reinvestment of dividends and distributions	118,694	2,659,927
Shares redeemed	(1,309,926)	(29,991,354)

Net increase (decrease)	(56,342)	$(1,148,983)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay Epoch International Small Cap Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch International Small Cap Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Epoch and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track records and experience in providing investment advisory services, the experience of investment

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board noted the Fund’s underperformance relative to peers over various time periods, and considered its ongoing discussions with management regarding efforts to improve the Fund’s investment performance. The Board determined that it would continue to monitor the Fund’s investment performance in the coming year.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid

30	MainStay Epoch International Small Cap Fund

by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

32	MainStay Epoch International Small Cap Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

33

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1651573 MS139-15	MSEISC10-06/15 NL0F4

MainStay High Yield Municipal Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (3/31/10)	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.08% 3.58	5.23 10.19%	7.68 8.68%	7.94 8.92%	0.90 0.90%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.09 3.57	5.22 10.18	7.63 8.62	7.86 8.84	0.92 0.92
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.19 3.19	8.36 9.36	7.80 7.80	8.05 8.05	1.67 1.67
Class I Shares	No Sales Charge		3.71	10.46	8.92	9.16	0.65

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Barclays Municipal Bond Index[3]	1.17%	4.80%	4.75%	4.91%
High Yield Municipal Bond Composite Index[4]	1.84	6.14	6.31	6.50
Average Lipper High Yield Municipal Debt Fund[5]	2.53	8.14	6.24	6.47

3.	The Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. The Barclays Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The High Yield Municipal Bond Composite Index consists of the Barclays High Yield Municipal Bond Index and the Barclays Municipal Bond Index weighted 60%/40%, respectively. The Barclays High Yield Municipal Bond
Index is made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The High Yield Municipal Bond Composite Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The average Lipper high yield municipal debt fund is representative of funds that typically invest 50% or more of their assets in municipal debt issues rated BBB or less. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividends and capital gains reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Municipal Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Municipal Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,035.80	$4.39	$1,020.50	$4.36

Investor Class Shares	$1,000.00	$1,035.70	$4.54	$1,020.30	$4.51

Class C Shares	$1,000.00	$1,031.90	$8.31	$1,016.60	$8.25

Class I Shares	$1,000.00	$1,037.10	$3.13	$1,021.70	$3.11

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.87% for Class A, 0.90% for Investor Class, 1.65% for Class C and 0.62% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

State Composition as of April 30, 2015 (Unaudited)

California	12.9%
Puerto Rico	12.3
Michigan	7.3
Texas	7.2
New York	6.7
New Jersey	5.7
Ohio	4.6
Colorado	3.2
Illinois	2.9
Pennsylvania	2.9
Virginia	2.7
Guam	2.5
Florida	2.4
Louisiana	2.2
Wisconsin	2.0
Multi-State	1.9
Alabama	1.8
District of Columbia	1.7
Indiana	1.5
Iowa	1.4
Kentucky	1.3
Tennessee	1.1
Arizona	1.1
New Hampshire	1.0
Washington	1.0

Minnesota	0.8%
Missouri	0.7
Massachusetts	0.5
Mississippi	0.5
Rhode Island	0.5
Oklahoma	0.4
Georgia	0.4
Alaska	0.4
Maryland	0.4
Delaware	0.3
Oregon	0.3
U.S. Virgin Islands	0.2
Nevada	0.2
South Dakota	0.2
Nebraska	0.2
Arkansas	0.2
Connecticut	0.2
West Virginia	0.1
Wyoming	0.1
Utah	0.1
South Carolina	0.1
Vermont	0.0 ‡
Other Assets, Less Liabilities	1.9

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2015 (Unaudited)

1.	Puerto Rico Infrastructure Financing Authority, Revenue Bonds (zero coupon)–8.25%, due 7/1/16–7/1/43

2.	Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds, 4.50%–5.75%, due 6/1/27–6/1/47

3.	Puerto Rico Highways & Transportation Authority, Revenue Bonds (zero coupon)–5.50%, due 7/1/15–7/1/38

4.	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds, 5.125%–6.00%, due 6/1/24–6/1/42

5.	Tobacco Settlement Financing Corp., Revenue Bonds, 4.625%–5.00%, due 6/1/26–6/1/41

6.	Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation, 4.00%–5.50%, due 7/1/16–7/1/30

7.	New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds, 5.25%–5.75%, due 9/15/27–11/15/30

8.	Michigan Strategic Fund, Tax Allocation, 4.125%, due 7/1/45

9.	Guam Government, Waterworks Authority, Revenue Bonds, 5.50%–6.00%, due 7/1/25–7/1/43

10.	Detroit, Michigan Water Supply System, Revenue Bonds, 4.50%–5.25%, due 7/1/27–7/1/41

8

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden and Scott Sprauer of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Municipal Bond Fund perform relative to its benchmarks and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay High Yield Municipal Bond Fund returned 3.58% for Class A shares, 3.57% for Investor Class shares and 3.19% for Class C shares for the six months ended April 30, 2015. Over the same period, Class I shares returned 3.71%. For the six months ended April 30, 2015, all share classes outperformed the 1.17% return of the Barclays Municipal Bond Index,1 which is the Fund’s primary benchmark; the 1.84% return of the High Yield Municipal Bond Composite Index,1 which is the Fund’s secondary benchmark; and the 2.53% return of the Average Lipper2 High Yield Municipal Debt Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund was positioned significantly overweight relative to the Barclays Municipal Bond Index in bonds rated BBB3 and lower-rated credits. (The Barclays Municipal Bond Index consists entirely of investment-grade credits.) This positioning helped the Fund’s relative performance because lower-quality bonds significantly outperformed higher-quality bonds during the reporting period. In particular, the Fund maintained an increased exposure to tobacco bonds, which provided outsized performance. In addition, the Fund’s monoline insured4 Puerto Rico bond holdings recorded positive returns, while uninsured Puerto Rico bonds suffered price declines during the reporting period.

What was the Fund’s duration5 strategy during the reporting period?

The Fund’s duration was targeted to remain in a neutral range relative to the average duration of the municipal bonds in which the Fund may invest as outlined in its prospectus. At the end of the reporting period, the Fund’s modified duration to worst6 was 5.7 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Over the reporting period, our expectation for credit-spread7 tightening was bolstered by positive fund flows and an increase in refinancings in the municipal market. We were able to buy lower-rated securities in the primary market that we believed to be attractively priced during the first half of the reporting period. These securities performed well as spreads narrowed. The Fund continued to maintain a relatively high degree of liquidity because of the lack of committed capital from our broker-dealer counterparties.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s absolute performance and which market segments were particularly weak?

Contributions to absolute performance were led by strong returns in the tobacco sector and monoline insured Puerto Rico bonds. (Contributions take weightings and total returns into account.) The tobacco sector offered some of the highest tax-free yields in the municipal market, and tobacco bonds saw strong support from investors who encountered bond calls on existing high-coupon holdings. Insured Puerto Rico bonds performed well despite the territory’s continued fiscal struggles as retail investors became more confident in the financial strength of monoline insurance companies. The U.S. Treasury hedge that we used to reduce interest-rate volatility detracted slightly from overall performance.

Did the Fund make any significant purchases or sales during the reporting period?

Because the Fund remained focused on diversification and liquidity, no individual purchase or sale was considered significant.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Monoline insurance is a form of credit enhancement designed to provide bondholders with an extra measure of protection, often in the form of a credit wrap. Typically, the insurer carries a higher credit rating than the issuer of the bond.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

9

How did the Fund’s sector weightings change during the reporting period?

The prevalent sectors in the Fund—including tax-backed, tobacco, education, health care, industrial development revenue/pollutions control revenue (“IDR/PCR”) and transportation—continued to reflect our desire to construct a reasonably well-diversified Fund and include exposure to infrequent municipal issuers with a bias toward individual security selection (as opposed to a top-down approach to portfolio construction). During the reporting period, the Fund increased its exposure to tax-backed and tobacco bonds and subsequently decreased its exposure to IDR/PCR and charter school bonds.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2015, the Fund held overweight positions relative to the Barclays Municipal Bond Index in credits rated BBB and below-investment-grade credits. The Fund also continued to maintain an overweight position relative to the Index in bonds with maturities of 15 years or longer. On the other hand, the Fund maintained underweight positions relative to the Index in securities rated AA and AAA8 and in bonds with maturities of less than 10 years.

8.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Municipal Bond Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Principal Amount	Value

Municipal Bonds 95.7%†
Alabama 1.8%
Jefferson County, Limited General Obligation
Series A, Insured: NATL-RE 5.00%, due 4/1/21	$1,250,000	$1,250,162
Series A, Insured: NATL-RE 5.25%, due 4/1/17	290,000	290,360
Jefferson County, Limited Obligation School, Revenue Bonds
Series A, Insured: AMBAC 4.75%, due 1/1/25	3,740,000	3,740,486
Series A 4.75%, due 1/1/25	650,000	653,237
Series A 5.25%, due 1/1/16	240,000	241,195
Series A 5.25%, due 1/1/17	330,000	331,643
Series A 5.50%, due 1/1/21	2,250,000	2,261,205
Jefferson County, Public Building Authority, Revenue Bonds
Insured: AMBAC 5.00%, due 4/1/16	590,000	595,151
Insured: AMBAC 5.00%, due 4/1/26	4,600,000	4,249,020
Insured: AMBAC 5.125%, due 4/1/18	1,115,000	1,121,066
Insured: AMBAC 5.125%, due 4/1/21	250,000	248,290
Jefferson County, Sewer Revenue, Revenue Bonds Senior Lien - Series A, Insured: AGM 5.50%, due 10/1/53	14,460,000	16,083,135

		31,064,950

Alaska 0.4%
Northern Tobacco Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds Series A 5.00%, due 6/1/46	8,575,000	6,781,282

Arizona 1.1%
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds Series A 5.00%, due 2/1/42	2,690,000	2,869,773

	Principal Amount	Value

Arizona (continued)
Florence Town, Inc. Industrial Development Authority, Legacy Traditional School Project, Revenue Bonds 6.00%, due 7/1/43	$3,450,000	$3,746,217
Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	875,000	884,957
Phoenix Industrial Development Authority, Great Hearts Academies Project, Revenue Bonds 6.40%, due 7/1/47	1,000,000	1,071,220
Phoenix Industrial Development Authority, Revenue Bonds 6.75%, due 7/1/44 (a)	2,500,000	2,868,975
Pima County Industrial Development Authority, Edkey Charter Schools Project, Revenue Bonds 6.00%, due 7/1/33	450,000	454,432
Pima County Industrial Development Authority, Paradise Education Center Project, Revenue Bonds
Series A 5.00%, due 6/1/16	45,000	45,039
Series A 5.875%, due 6/1/33	670,000	663,260
6.10%, due 6/1/45	1,100,000	1,154,934
Pima County Industrial Development Authority, Revenue Bonds
5.375%, due 7/1/31	1,985,000	2,084,310
Series A 7.375%, due 7/1/49	3,470,000	3,574,655
Yavapai County Industrial Development Authority, Agribusiness and Equine Center, Revenue Bonds 7.875%, due 3/1/42	500,000	589,445

		20,007,217

Arkansas 0.2%
Arkansas Development Finance Authority, Revenue Bonds
Series C 5.00%, due 2/1/33	1,425,000	1,576,050
Series C 5.00%, due 2/1/35	1,170,000	1,285,970

		2,862,020

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2015. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California 12.8%
Alameda Corridor Transportation Authority, Revenue Bonds Series 1999-A, Insured: NATL-RE (zero coupon), due 10/1/35	$3,440,000	$1,435,822
Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds Series A-1, Insured: NATL-RE 4.75%, due 9/1/33	12,000,000	12,885,960
Bassett Unified School District, Unlimited General Obligation
Series C, Insured: NATL-RE (zero coupon), due 8/1/41	2,050,000	572,995
Series C, Insured: NATL-RE (zero coupon), due 8/1/42	2,000,000	532,520
California County Tobacco Securitization Agency, Asset Backed, Revenue Bonds
5.125%, due 6/1/38	5,000,000	4,225,650
Series A 5.125%, due 6/1/38	4,500,000	3,860,910
5.65%, due 6/1/41	8,600,000	7,736,388
California Municipal Finance Authority, Community Hospitals Center, Revenue Bonds 5.50%, due 2/1/39	1,640,000	1,815,742
California Municipal Finance Authority, Southwestern Law School, Revenue Bonds 6.50%, due 11/1/41	1,000,000	1,224,670
California Municipal Finance Authority, University of La Verne, Revenue Bonds Series A 6.25%, due 6/1/40	500,000	581,810
California School Finance Authority, Classical Academies Project, Revenue Bonds Series A-1 7.375%, due 10/1/43	1,000,000	1,181,330
California State Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds Series A 5.30%, due 8/1/47	1,525,000	1,601,433
California State Public Works Board, Capital Project, Revenue Bonds Series I-1 6.625%, due 11/1/34	715,000	718,053
California Statewide Communities Development Authority, Aspire Public Schools, Revenue Bonds

	Principal Amount	Value

California (continued)
5.20%, due 7/1/20	$20,000	$21,127
6.00%, due 7/1/40	2,490,000	2,663,752
6.375%, due 7/1/45	2,980,000	3,220,456
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A 6.375%, due 11/1/43	3,535,000	4,028,345
7.50%, due 11/1/41	1,000,000	1,186,710
California Statewide Communities Development Authority, Inland Regional Center Project, Revenue Bonds 5.375%, due 12/1/37	5,000,000	5,253,100
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds
5.125%, due 11/1/23	500,000	542,645
5.625%, due 11/1/33	680,000	730,572
5.875%, due 11/1/43	435,000	468,121
Cathedral City Public Financing Authority, Tax Allocation
Series A, Insured: NATL-RE (zero coupon), due 8/1/23	925,000	685,721
Series A, Insured: NATL-RE (zero coupon), due 8/1/26	1,085,000	666,331
Contra Costa County Public Financing Authority, Contra Costa Centre Project, Tax Allocation Series A, Insured: GTY 4.375%, due 8/1/21	250,000	250,492
Davis Redevelopment Agency, Davis Redevelopment Project, Tax Allocation Series A 7.00%, due 12/1/36	1,375,000	1,728,169
Fontana Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/38	10,000,000	3,019,300
Series C (zero coupon), due 8/1/39	17,900,000	5,082,705
Series C (zero coupon), due 8/1/43	16,000,000	3,567,040
Series C (zero coupon), due 8/1/44	8,000,000	1,684,080
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Series A 6.00%, due 1/15/49	1,500,000	1,775,595
Series C 6.50%, due 1/15/43	5,000,000	5,980,300

12	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Fresno, California Unified School District Education, Unlimited General Obligation Series G (zero coupon), due 8/1/41	$10,000,000	$2,040,000
♦Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds
Series A-1 4.50%, due 6/1/27	14,700,000	14,307,804
Series A-1 5.00%, due 6/1/33	2,500,000	2,106,700
Series A, Insured: AGC 5.00%, due 6/1/45	28,370,000	28,469,295
Series A-1 5.125%, due 6/1/47	8,350,000	6,669,395
Series A-2 5.30%, due 6/1/37	5,000,000	4,183,550
Series A-1 5.75%, due 6/1/47	6,000,000	5,216,340
Hayward Unified School District, Unlimited General Obligation Series A, Insured: AGM (zero coupon), due 8/1/37	6,135,000	1,510,069
Irvine Unified School District, Special Tax 0.12%, due 9/1/54 (b)	12,000,000	12,000,000
Lancaster Financing Authority, Lancaster Residential Project 5 & 6, Tax Allocation Insured: AMBAC 5.00%, due 2/1/16	325,000	328,913
Lemoore Redevelopment Agency, Lemoore Redevelopment Project, Tax Allocation 7.375%, due 8/1/40	1,000,000	1,069,850
Mendocino-Lake Community College District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/39	8,400,000	1,799,448
Series B, Insured: AGM (zero coupon), due 8/1/51	40,000,000	3,152,000
Northern California Gas Authority, Revenue Bonds Series B 0.904%, due 7/1/27 (b)	225,000	205,151
Oakley Redevelopment Agency, Revenue Bonds Series A, Insured: AMBAC 5.00%, due 9/1/33	100,000	103,658
Riverside County Transportation Commission, Senior Lien, Revenue Bonds Series A 5.75%, due 6/1/48	1,480,000	1,688,088

	Principal Amount	Value

California (continued)
Rohnerville California School District, Unlimited General Obligation
Series B, Insured: AGM (zero coupon), due 8/1/42	$1,000,000	$287,240
Series B, Insured: AGM (zero coupon), due 8/1/47	1,000,000	225,490
San Bernardino County Redevelopment Agency, Sevaine Redevelopment Project, Tax Allocation Series A, Insured: GTY 5.00%, due 9/1/25	50,000	50,684
San Buenaventura, Community Memorial Health System, Revenue Bonds 7.50%, due 12/1/41	6,150,000	7,474,587
San Francisco City and County Redevelopment Agency, Mission Bay South Redevelopment, Tax Allocation Series D 7.00%, due 8/1/41	435,000	526,641
San Francisco City and County Redevelopment Agency, Successor Agency Community, 6-Mission Bay Public Improvements, Special Tax
Series C (zero coupon), due 8/1/37	5,015,000	1,503,848
Series C (zero coupon), due 8/1/38	2,000,000	560,480
San Jose Redevelopment Agency, Merged Area Redevelopment Project, Tax Allocation Insured: XLCA 4.50%, due 8/1/33	690,000	704,828
San Ysidro School District, Unlimited General Obligation Series F, Insured: AGM (zero coupon), due 8/1/49	27,410,000	2,458,951
Santa Ana Unified School District, Unlimited General Obligation Series B, Insured: GTY (zero coupon), due 8/1/47	25,000,000	5,733,250
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds
Insured: NATL-RE 4.25%, due 9/1/15	25,000	24,952
Insured: NATL-RE 4.80%, due 9/1/20	125,000	121,921
Insured: NATL-RE 5.125%, due 9/1/30	2,900,000	2,900,058
Insured: NATL-RE 5.25%, due 9/1/23	345,000	344,990

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds (continued)
Insured: NATL-RE 5.25%, due 9/1/24	$100,000	$99,991
Insured: NATL-RE 5.25%, due 9/1/34	350,000	349,996
Insured: NATL-RE 5.375%, due 9/1/21	175,000	174,430
Stockton Public Financing Authority, Redevelopment Projects, Revenue Bonds
Series A, Insured: GTY 5.00%, due 9/1/23	100,000	102,902
Series A, Insured: GTY 5.00%, due 9/1/24	330,000	338,583
Series A, Insured: GTY 5.25%, due 9/1/31	150,000	153,153
Stockton Public Financing Authority, Revenue Bonds Series A, Insured: NATL-RE 4.00%, due 8/1/19	50,000	49,698
Stockton Redevelopment Agency, Stockton Events Center-Arena Project, Revenue Bonds
Insured: NATL-RE 4.00%, due 9/1/21	75,000	74,872
Insured: NATL-RE 4.125%, due 9/1/22	100,000	98,447
Insured: NATL-RE 4.25%, due 9/1/24	215,000	210,223
Insured: NATL-RE 4.25%, due 9/1/25	20,000	19,597
Insured: NATL-RE 5.00%, due 9/1/28	2,265,000	2,265,091
Insured: NATL-RE 5.00%, due 9/1/36	150,000	150,002
Stockton Unified School District, Unlimited General Obligation Series D, Insured: AGM (zero coupon), due 8/1/42	9,080,000	2,906,236
Stockton-East Water District, Certificates of Participation
Series B, Insured: NATL-RE (zero coupon), due 4/1/26	100,000	51,926
Series B, Insured: NATL-RE (zero coupon), due 4/1/27	140,000	68,369
Sutter Union High School District, Unlimited General Obligation Series B (zero coupon), due 6/1/50	16,260,000	1,678,520

	Principal Amount	Value

California (continued)
Tobacco Securitization Authority Northern California, Asset-Backed, Revenue Bonds
Series A-1 5.125%, due 6/1/46	$17,160,000	$14,444,258
Series A-1 5.375%, due 6/1/38	2,150,000	1,814,879
Series A-1 5.50%, due 6/1/45	3,785,000	3,120,657
Turlock Public Financing Authority, Tax Allocation 7.50%, due 9/1/39	500,000	629,950
West Contra Costa California Healthcare District, Certificates of Participation 6.25%, due 7/1/42	5,000,000	5,600,650
Westminster School District, CABS, Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/53	20,000,000	1,760,400

		224,858,855

Colorado 3.2%
Bromley Park Metropolitan District No. 2, Limited General Obligation Insured: GTY 5.00%, due 12/1/16	25,000	25,796
Central Platte Valley Metropolitan District, Unlimited General Obligation
5.00%, due 12/1/43	1,250,000	1,299,863
Series A 5.375%, due 12/1/33	1,500,000	1,696,875
City & County of Denver CO, United Airlines Project, Revenue Bonds 5.25%, due 10/1/32 (c)	8,000,000	8,392,000
Colorado Educational & Cultural Facilities Authority, Charter School Mountain Phoenix Community, Revenue Bonds 7.00%, due 10/1/42	990,000	1,032,748
Colorado Educational & Cultural Facilities Authority, National Jewish Federation Bond, Revenue Bonds
Series C-4 0.13%, due 6/1/37 (b)	2,000,000	2,000,000
Series D-3 0.13%, due 12/1/37 (b)	2,900,000	2,900,000
Series A-12 0.13%, due 2/1/38 (b)	5,050,000	5,050,000
Colorado Health Facilities Authority, Covenant Retirement Communities, Revenue Bonds 5.00%, due 12/1/35	3,500,000	3,744,510

14	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Colorado (continued)
Colorado Health Facilities Authority, Mental Health Center of Denver Project, Revenue Bonds Series A 5.75%, due 2/1/44	$4,175,000	$4,741,172
Denver Convention Center Hotel Authority, Revenue Bonds Series, Insured: XLCA 5.00%, due 12/1/35	2,550,000	2,614,183
Denver Health and Hospital Authority, Revenue Bonds Series A 5.25%, due 12/1/45	2,750,000	3,000,772
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE (zero coupon), due 9/1/22	5,000,000	4,180,500
Series B, Insured: NATL-RE (zero coupon), due 9/1/25	245,000	176,314
Series B, Insured: NATL-RE (zero coupon), due 9/1/26	4,540,000	3,120,478
Series B, Insured: NATL-RE (zero coupon), due 9/1/27	735,000	408,204
Series B, Insured: NATL-RE (zero coupon), due 9/1/28	1,405,000	730,600
Series B, Insured: NATL-RE (zero coupon), due 9/1/29	4,510,000	2,645,791
Series B, Insured: NATL-RE (zero coupon), due 9/1/30	500,000	278,810
Series B, Insured: NATL-RE (zero coupon), due 9/1/35	2,245,000	859,319
Series B, Insured: NATL-RE (zero coupon), due 9/1/37	1,170,000	403,475
Series B, Insured: NATL-RE (zero coupon), due 9/1/39	515,000	159,233
(zero coupon), due 9/1/40	3,450,000	1,153,163
(zero coupon), due 9/1/41	3,925,000	1,246,737
Salida Hospital District, Revenue Bonds 5.25%, due 10/1/36	4,522,000	4,555,598

		56,416,141

Connecticut 0.2%
Connecticut, Special Obligation Parking Revenue, Bradley International Airport, Revenue Bonds
Series A, Insured: ACA 6.50%, due 7/1/18 (c)	710,000	712,627
Series A, Insured: ACA 6.60%, due 7/1/24 (c)	2,075,000	2,082,055

		2,794,682

	Principal Amount	Value

Delaware 0.3%
Delaware State Economic Development Authority, Delaware Military Academy, Inc., Revenue Bonds 5.00%, due 9/1/44	$1,125,000	$1,184,254
Delaware State Health Facilities Authority, Nanticoke Memorial Hospital Project, Revenue Bonds 5.00%, due 7/1/32	3,725,000	3,926,448

		5,110,702

District of Columbia 1.7%
District of Columbia, Center Strategic & International Studies, Revenue Bonds 6.625%, due 3/1/41	1,000,000	1,104,960
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds
Insured: ACA 5.00%, due 6/1/23	3,320,000	3,324,316
Insured: ACA 5.25%, due 6/1/33	4,120,000	4,124,079
District of Columbia, James F. Oyster Elementary School Pilot, Revenue Bonds Insured: ACA 6.25%, due 11/1/31	670,000	669,993
Metropolitan Washington Airports Authority, Revenue Bonds
(zero coupon), due 10/1/39	5,005,000	1,580,329
5.00%, due 10/1/53	18,365,000	19,383,339

		30,187,016

Florida 2.4%
Bay County Educational Facilities Revenue, Bay Haven Charter Academy, Inc., Revenue Bonds 5.00%, due 9/1/45	250,000	257,367
Bay County Educational Facilities Revenue, Bay Haven Charter, Revenue Bonds Series A 6.00%, due 9/1/40	1,000,000	1,073,330
Capital Projects Finance Authority, Revenue Bonds Series F-1, Insured: NATL-RE 5.00%, due 10/1/31	4,070,000	4,020,468
Celebration Pointe Community Development District, Special Assessment 5.125%, due 5/1/45	2,750,000	2,802,030
City of Atlantic Beach Florida, Feet Landing Project, Revenue Bonds Series B 5.625%, due 11/15/43	1,500,000	1,648,110

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Florida (continued)
City of Orlando, Tourist Development Tax Revenue, 3rd Lien, 6th Cent Contract, Revenue Bonds Insured: GTY 5.50%, due 11/1/38	$3,835,000	$4,005,082
Collier County Educational Facilities Authority, Marian University Project, Revenue Bonds
5.25%, due 6/1/28	2,250,000	2,405,025
6.125%, due 6/1/43	5,000,000	5,561,800
County of Osceola FL, Revenue Bonds Second Lien—Series A 5.375%, due 10/1/47	10,980,000	11,647,804
Miami Beach Health Facilities Authority, Sinai Medical Center Florida, Revenue Bonds 5.00%, due 11/15/29	1,825,000	2,023,542
Mid-Bay Bridge Authority, Revenue Bonds Series A 7.25%, due 10/1/40	2,500,000	3,292,250
North Sumter County Florida Utility Dependent District, Revenue Bonds 6.25%, due 10/1/43	1,500,000	1,742,535
Orange County Health Facilities Authority, Mayflower Retirement Center, Inc., Revenue Bonds 5.125%, due 6/1/42	300,000	320,820
Seminole County Industrial Development Authority, Choices in Learning, Revenue Bonds Series A 7.375%, due 11/15/41	750,000	863,625

		41,663,788

Georgia 0.4%
Cobb County Development Authority, Kennesaw State University, Revenue Bonds 5.00%, due 7/15/38	2,000,000	2,133,320
Marietta Development Authority, University Facilities-Life University, Inc. Project, Revenue Bonds 7.00%, due 6/15/39	3,000,000	3,175,620
Medical Center Hospital Authority, Columbus Regional Healthcare, Revenue Bonds Insured: AGM 5.00%, due 8/1/15	1,500,000	1,516,125

		6,825,065

	Principal Amount	Value

Guam 2.5%
Antonio B. Won Pat International Airport Authority, Revenue Bonds Series C 6.375%, due 10/1/43 (c)	$3,000,000	$3,547,320
Guam Government, Revenue Bonds Series A 6.50%, due 11/1/40	3,990,000	4,764,020
♦Guam Government, Waterworks Authority, Revenue Bonds
5.50%, due 7/1/43	13,565,000	15,529,348
5.875%, due 7/1/35	3,135,000	3,164,532
6.00%, due 7/1/25	3,735,000	3,770,968
Territory of Guam, Unlimited General Obligation
Series A 5.25%, due 11/15/37	7,610,000	7,795,075
Series A 7.00%, due 11/15/39	4,040,000	4,859,958

		43,431,221

Illinois 2.9%
Chicago Board of Education, Unlimited General Obligation
Series C 5.25%, due 12/1/35	7,100,000	6,916,678
Series C 5.25%, due 12/1/39	5,500,000	5,337,200
City of Chicago IL, Unlimited General Obligation Series A 5.00%, due 1/1/40	3,365,000	3,186,823
Illinois Finance Authority, Chicago Charter School Project, Revenue Bonds Series A 7.125%, due 10/1/41	1,500,000	1,720,110
Illinois Finance Authority, Noble Network Charter School, Revenue Bonds Series A, Insured: ACA 5.00%, due 9/1/27	1,000,000	1,084,390
Illinois Finance Authority, Noble Network Charter, Revenue Bonds 5.00%, due 9/1/32	1,830,000	1,955,428
Illinois Finance Authority, Roosevelt University Project, Revenue Bonds 6.50%, due 4/1/44	8,750,000	9,465,750
Illinois Finance Authority, Wesleyan University, Revenue Bonds Series B, Insured: CIFG 4.50%, due 9/1/35	550,000	554,015
Illinois, Unlimited General Obligation Series A, Insured: AMBAC 5.00%, due 3/1/34	14,000,000	14,047,040

16	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Illinois (continued)
Massac County Hospital District, Limited General Obligation Insured: AGC 4.50%, due 11/1/31	$110,000	$111,581
State of Illinois, General Obligation 4.00%, due 7/1/15	5,750,000	5,783,005
Village of Matteson, Utility Revenue Source, Unlimited General Obligation Insured: AGM 4.00%, due 12/1/26	200,000	195,516

		50,357,536

Indiana 1.5%
Anderson Economic Development Revenue, Anderson University Project, Revenue Bonds 5.00%, due 10/1/32	2,285,000	2,197,507
Carmel Redevelopment District, Certificate of Participation Series C 6.50%, due 7/15/35 (d)	1,000,000	1,117,120
City of Valparaiso IN, Revenue Bonds 7.00%, due 1/1/44 (c)	5,500,000	6,745,860
Gary Chicago International Airport Authority, Revenue Bonds
5.00%, due 2/1/29 (c)	1,170,000	1,217,011
5.00%, due 2/1/39 (c)	1,000,000	1,014,800
5.25%, due 2/1/34 (c)	750,000	786,952
Hammond Local Public Improvement Bond Bank, Revenue Bonds Series A 6.75%, due 8/15/35	1,500,000	1,514,310
Indiana Finance Authority, Educational Facilities-Marian University Project, Revenue Bonds 6.375%, due 9/15/41	670,000	743,412
Indiana Finance Authority, King’s Daughters Hospital & Healthcare, Revenue Bonds
5.50%, due 8/15/40	4,835,000	5,282,286
5.50%, due 8/15/45	210,000	229,215
Indiana Finance Authority, Marquette Manor LLC, Revenue Bonds 5.00%, due 3/1/39	5,505,000	5,729,164

		26,577,637

Iowa 1.4%
Iowa City, Revenue Bonds 0.16%, due 4/1/32 (b)	1,000,000	1,000,000
Iowa Finance Authority, Drake University Project, Revenue Bonds 0.16%, due 4/1/31 (b)	6,820,000	6,820,000

	Principal Amount	Value

Iowa (continued)
Iowa Tobacco Settlement Authority, Asset-Backed, Revenue Bonds
Series C 5.375%, due 6/1/38	$6,145,000	$5,444,286
Series C 5.625%, due 6/1/46	6,730,000	6,013,053
Xenia Rural Water District, Revenue Bonds
Insured: AGC 4.50%, due 12/1/31	1,570,000	1,604,461
Insured: AGC 4.50%, due 12/1/41	960,000	975,418
Insured: AGC 5.00%, due 12/1/41	1,945,000	1,992,633

		23,849,851

Kentucky 1.3%
Glasgow Healthcare Revenue, T. J. Samson Community Hospital, Revenue Bonds 6.45%, due 2/1/41	1,000,000	1,151,280
Louisville and Jefferson County Visitors and Convention Commission, Revenue Bonds Series B, Insured: AGM 0.19%, due 12/1/22 (b)	5,025,000	5,025,000
Ohio County Big Rivers Electric Corp. Project, Revenue Bonds Series A 6.00%, due 7/15/31	16,880,000	17,271,447

		23,447,727

Louisiana 2.2%
City of New Orleans, Water Revenue Bonds 5.00%, due 12/1/44	5,500,000	6,058,470
Jefferson Parish Hospital Service District No. 2, East Jefferson General Hospital, Revenue Bonds 6.375%, due 7/1/41	7,640,000	8,922,679
Louisiana Public Facilities Authority, Belle Chasse Education Foundation, Revenue Bonds 6.50%, due 5/1/31	3,750,000	4,184,925
Louisiana Public Facilities Authority, Black & Gold Facilities Project, Revenue Bonds
Series A, Insured: CIFG 4.50%, due 7/1/38	1,275,000	1,124,244
Series A, Insured: CIFG 5.00%, due 7/1/22	100,000	101,401

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Louisiana (continued)
Louisiana Public Facilities Authority, Dynamic Fuels LLC Project, Revenue Bonds 0.13%, due 10/1/33 (b)	$12,000,000	$12,000,000
Louisiana Public Facilities Authority, Susla Facilities, Inc. Project, Revenue Bonds Series A 5.75%, due 7/1/39	6,110,000	6,178,860

		38,570,579

Maryland 0.4%
Maryland Health & Higher Educational Facilities Authority, Charlestown Community, Revenue Bonds 6.25%, due 1/1/45	1,000,000	1,119,240
Maryland Health and Higher Educational Facilities Authority, Peninsula Regional Medical Center, Revenue Bonds 5.00%, due 7/1/45	5,000,000	5,491,100

		6,610,340

Massachusetts 0.5%
Massachusetts Development Finance Agency, North Hill Community, Revenue Bonds Series A 6.50%, due 11/15/43 (a)	2,000,000	2,178,880
Massachusetts Educational Financing Authority, Revenue Bonds 5.00%, due 1/1/26 (c)	5,000,000	5,575,750
Massachusetts State Health & Educational Facilities Authority, Lowell General Hospital, Revenue Bonds Series C 5.125%, due 7/1/35	1,565,000	1,684,613

		9,439,243

Michigan 7.2%
Advanced Technology Academy, Public School Academy, Revenue Bonds 6.00%, due 11/1/37	550,000	574,288
Allen Academy, Michigan Public School Academy, Revenue Bonds
5.50%, due 6/1/22	1,015,000	1,044,922
6.00%, due 6/1/33	1,000,000	1,016,570
Central Plains Energy, Project No. 3, Revenue Bonds Series C, Insured: AMBAC 4.50%, due 5/1/31	305,000	304,826

	Principal Amount	Value

Michigan (continued)
Chandler Park Academy, Revenue Bonds
5.125%, due 11/1/30	$1,050,000	$1,053,875
5.125%, due 11/1/35	605,000	606,694
Detroit, Michigan Sewage Disposal System, Revenue Bonds
Senior Lean—Series A, Insured: NATL-RE 5.00%, due 7/1/34	265,000	265,890
Second Lien—Series A, Insured: NATL-RE 5.00%, due 7/1/35	1,590,000	1,612,228
Second Lien—Series B, Insured: NATL-RE 5.00%, due 7/1/36	250,000	255,898
♦Detroit, Michigan Water Supply System, Revenue Bonds
Senior Lien—Series C 4.50%, due 7/1/27	165,000	173,892
Senior Lien—Series A, Insured: NATL-RE 4.50%, due 7/1/35	3,050,000	3,045,821
Senior Lien—Series D, Insured: NATL-RE 5.00%, due 7/1/33	645,000	660,216
Series B, Insured: NATL-RE 5.00%, due 7/1/34	3,840,000	3,852,902
Senior Lien—Series A 5.00%, due 7/1/36	655,000	690,829
Series C 5.00%, due 7/1/41	1,620,000	1,704,094
Series A 5.25%, due 7/1/41	10,840,000	11,549,261
Detroit, Unlimited General Obligation
Insured: AMBAC 4.60%, due 4/1/24	20,150	19,777
Insured: AGM 5.00%, due 4/1/24	23,250	23,744
Insured: AMBAC 5.25%, due 4/1/22	58,125	56,887
Insured: AMBAC 5.25%, due 4/1/24	45,725	45,723
Flint, Michigan Hospital Building Authority Rental, Hurley Medical Center, Revenue Bonds Series A 5.25%, due 7/1/39	1,955,000	1,923,290
Michigan Finance Authority, Detroit Water and Sewer, Revenue Bonds
Series D-4 5.00%, due 7/1/34	1,000,000	1,081,660
Second Lien—Series C-1 5.00%, due 7/1/44	1,000,000	1,054,090

18	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority, Educational Facility, St. Catherine Siena, Revenue Bonds
Series A 7.375%, due 10/1/20 (e)	$885,000	$559,718
Series A 8.00%, due 10/1/30 (e)	1,750,000	1,106,787
Michigan Finance Authority, Exchanged Detroit Bonds, Revenue Bonds
Series G-5A, Insured: AMBAC 4.60%, due 4/1/24	109,850	107,853
Series G-8A, Insured: AGM 5.00%, due 4/1/24	126,750	129,441
Series G-5A, Insured: AMBAC 5.25%, due 4/1/22	316,875	314,055
Series G-5A, Insured: AMBAC 5.25%, due 4/1/24	249,275	249,263
Michigan Finance Authority, Public School Academy, Revenue Bonds
5.75%, due 2/1/33	4,560,000	4,533,962
7.00%, due 10/1/31	2,120,000	2,241,921
7.00%, due 10/1/36	1,740,000	1,827,748
7.50%, due 11/1/40	855,000	935,917
7.75%, due 7/15/26	110,000	104,470
8.00%, due 7/15/41	2,000,000	1,854,000
Michigan Finance Authority, Thomas M. Cooley Law School, Revenue Bonds 6.75%, due 7/1/44 (a)	13,000,000	13,881,660
Michigan Higher Education Facilities Authority, Creative Studies, Revenue Bonds
5.875%, due 12/1/28	2,360,000	2,379,824
6.125%, due 12/1/33	4,100,000	4,139,114
6.125%, due 12/1/37	980,000	988,722
Michigan Municipal Bond Authority, Local Government Loan Program, Revenue Bonds Series B, Insured: AMBAC 5.00%, due 12/1/34	340,000	332,306
Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds 8.00%, due 4/1/40	500,000	538,825
Michigan Public Educational Facilities Authority, Landmark Academy, Revenue Bonds 7.00%, due 12/1/39	2,600,000	2,755,792
Michigan Public Educational Facilities Authority, Richfield Public School Academy, Revenue Bonds 5.00%, due 9/1/36	1,500,000	1,507,110

	Principal Amount	Value

Michigan (continued)
Michigan State Housing Development Authority, Revenue Bonds Series A 0.19%, due 10/1/37 (b)(c)	$1,190,000	$1,190,000
Michigan State Strategic Fund, Evangelical Homes, Revenue Bonds 5.50%, due 6/1/47	3,100,000	3,272,701
♦Michigan Strategic Fund, Tax Allocation Series A 4.125%, due 7/1/45 (b)	23,000,000	23,364,550
Michigan Tobacco Settlement Finance Authority, Revenue Bonds
Series A 6.00%, due 6/1/34	9,870,000	8,748,571
Series A 6.00%, due 6/1/48	9,035,000	7,648,760
Wayne County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	4,400,000	4,490,332
Wayne County, Michigan, Airport Hotel, Detroit Metropolitan Airport, Limited General Obligation Series A, Insured: NATL-RE 5.00%, due 12/1/30	3,800,000	3,810,146

		125,630,925

Minnesota 0.8%
St. Paul Housing & Redevelopment Authority, Charter School Lease, Nova Classical Academy, Revenue Bonds Series A 6.625%, due 9/1/42	1,000,000	1,142,720
St. Paul Housing & Redevelopment Authority, Childrens Hospital Clinic, Revenue Bonds Series A, Insured: AGM 0.16%, due 8/15/37 (b)	11,905,000	11,905,000
St. Paul Housing & Redevelopment Authority, Health Care Facilities- Childrens, Revenue Bonds Series A, Insured: AGM 0.16%, due 8/15/34 (b)	1,575,000	1,575,000

		14,622,720

Mississippi 0.5%
Mississippi Development Bank, Magnolia Regional Health Center Project, Revenue Bonds Series A 6.75%, due 10/1/36	1,250,000	1,447,088

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Mississippi (continued)
Mississippi Development Bank, Municipal Energy Agency Power Supply Project, Revenue Bonds Series A, Insured: XLCA 5.00%, due 3/1/31	$7,500,000	$7,609,575

		9,056,663

Missouri 0.7%
Arnold Retail Corridor Transportation Development District, Revenue Bonds 6.65%, due 5/1/38	500,000	529,885
Branson Industrial Development Authority, Branson Landing-Retail Project, Tax Allocation
5.25%, due 6/1/21	455,000	455,246
5.50%, due 6/1/29	3,510,000	3,510,035
Kansas City Industrial Development Authority, Kansas City Parking LLC, Revenue Bonds 6.25%, due 9/1/32	1,000,000	1,072,330
Lee’s Summit Industrial Development Authority, Fair Community Improvement District, Special Assessment
5.00%, due 5/1/35	1,655,000	1,751,420
6.00%, due 5/1/42	2,800,000	2,952,544
Lee’s Summit Tax Increment, Summit Fair Project, Tax Allocation 7.25%, due 4/1/30	1,500,000	1,559,235

		11,830,695

Nebraska 0.2%
Gage County Hospital Authority No. 1, Beatrice Community Hospital & Health Center, Inc., Revenue Bonds Series B 6.75%, due 6/1/35	2,755,000	2,998,625

Nevada 0.2%
Clark County Economic Development Revenue, University Southern Nevada Project, Revenue Bonds
Insured: GTY 4.625%, due 4/1/37	1,645,000	1,768,556
Insured: GTY 5.00%, due 4/1/27	775,000	838,736
Director of the State of Nevada Department of Business & Industry, Tahoe Regional Planning Agency, Revenue Bonds Series A, Insured: AMBAC 4.50%, due 6/1/37	1,065,000	1,012,698

	Principal Amount	Value
Nevada (continued)
Reno, Revenue Bonds Series B, Insured: NATL-RE (zero coupon), due 6/1/38	$1,285,000	$363,925

		3,983,915

New Hampshire 1.0%
Manchester Housing & Redevelopment Authority, Inc., Revenue Bonds
Series B, Insured: GTY ACA (zero coupon), due 1/1/17	1,355,000	1,252,454
Series B, Insured: ACA (zero coupon), due 1/1/26	1,480,000	712,516
New Hampshire Business Finance Authority, Revenue Bonds 0.20%, due 10/1/40 (b)	13,480,000	13,480,000
New Hampshire Health & Education Facilities Authority, Southern New Hampshire University, Revenue Bonds 5.00%, due 1/1/42	2,825,000	2,950,091

		18,395,061

New Jersey 5.7%
Casino Reinvestment Development Authority, NJ Revenue Bonds 5.25%, due 11/1/44	5,600,000	5,984,384
New Jersey Economic Development Authority, Applewood Estates Project, Revenue Bonds
Series A, Insured: GTY 5.00%, due 10/1/25	290,000	295,890
Series A, Insured: GTY 5.00%, due 10/1/35	3,880,000	3,958,803
♦New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
5.25%, due 9/15/29 (c)	4,920,000	5,406,834
5.50%, due 4/1/28 (c)	180,000	180,556
Series A 5.625%, due 11/15/30 (c)	8,085,000	9,265,329
Series B 5.625%, due 11/15/30 (c)	7,000,000	7,892,290
5.75%, due 9/15/27 (c)	3,485,000	3,811,196
New Jersey Economic Development Authority, Paterson Charter Science & Technology, Revenue Bonds
Series A 5.00%, due 7/1/22	630,000	635,563
Series A 6.00%, due 7/1/32	650,000	664,293
Series A 6.10%, due 7/1/44	1,900,000	1,926,030

20	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey Economic Development Authority, Revenue Bonds
5.125%, due 1/1/34 (c)	$3,000,000	$3,315,600
Insured: AGM 5.125%, due 7/1/42 (c)	1,705,000	1,872,431
5.375%, due 1/1/43 (c)	2,000,000	2,219,620
6.00%, due 10/1/43	2,055,000	2,331,295
New Jersey Economic Development Authority, Rowan Properties LLC, Revenue Bonds Series A 5.00%, due 1/1/48	2,500,000	2,649,500
New Jersey Economic Development Authority, St. Barnabas Healthcare, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 7/1/18	225,000	212,704
New Jersey Economic Development Authority, UMM Energy Partners, Revenue Bonds Series A 5.125%, due 6/15/43 (c)	2,000,000	2,119,760
New Jersey Health Care Facilities Financing Authority, Revenue Bonds 5.75%, due 7/1/37	2,100,000	2,188,242
New Jersey Health Care Facilities Financing Authority, St. Barnabas Healthcare, Revenue Bonds
Insured: NATL-RE (zero coupon), due 7/1/17	120,000	116,345
Series B (zero coupon), due 7/1/31	205,000	92,805
New Jersey Health Care Facilities Financing Authority, St. Peter’s University Hospital, Revenue Bonds 6.25%, due 7/1/35	2,725,000	3,017,856
New Jersey Health Care Facilities Financing Authority, Virtua Health, Revenue Bonds Series C 0.12%, due 7/1/43 (b)	3,000,000	3,000,000
♦Tobacco Settlement Financing Corp., Revenue Bonds
Series 1A 4.625%, due 6/1/26	2,460,000	2,376,016
Series 1A 4.75%, due 6/1/34	17,000,000	13,183,160
Series 1A 5.00%, due 6/1/29	5,000,000	4,297,950

	Principal Amount	Value
New Jersey (continued)
♦Tobacco Settlement Financing Corp., Revenue Bonds (continued)
Series 1A 5.00%, due 6/1/41	$22,000,000	$17,304,320

		100,318,772

New York 6.6%
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds 5.00%, due 1/1/35 (a)(c)	1,500,000	1,611,135
Dutchess County Industrial Development Agency, Bard College Civic Facility, Revenue Bonds Series A-1 5.00%, due 8/1/46	13,765,000	13,793,081
Long Island Power Authority, Revenue Bonds Series 2 0.14%, due 5/1/33 (b)	2,100,000	2,100,000
Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	2,075,000	1,772,631
Series A-3 5.125%, due 6/1/46	5,545,000	4,471,932
New York City Industrial Development Agency, Liberty Interactive Corp., Revenue Bonds 5.00%, due 9/1/35	2,000,000	2,011,460
New York City Industrial Development Agency, Pilot-Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 5.00%, due 1/1/36	1,500,000	1,540,290
Insured: AMBAC 5.00%, due 1/1/39	5,695,000	5,844,209
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds Series C 0.14%, due 5/1/28 (b)	10,300,000	10,300,000
New York City Trust for Cultural Resources, American Museum National History, Revenue Bonds Series A1 0.14%, due 4/1/27 (b)	1,200,000	1,200,000
New York City Trust for Cultural Resources, Lincoln Center, Revenue Bonds Series A-1 0.14%, due 12/1/35 (b)	1,500,000	1,500,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York Counties Tobacco Trust V, Pass Through, Revenue Bonds Series S 1 (zero coupon), due 6/1/38	$4,100,000	$967,436
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 3 6.375%, due 7/15/49	1,000,000	1,142,150
New York Liberty Development Corp., Revenue Bonds 5.00%, due 11/15/44 (a)	18,000,000	18,819,540
New York Liberty Development Corp., World Trade Center, Revenue Bonds
Class 2 5.375%, due 11/15/40 (a)	5,000,000	5,505,350
7.25%, due 11/15/44 (a)	8,500,000	10,315,345
New York State Dormitory Authority, Touro College & University System, Revenue Bonds Series A 5.50%, due 1/1/39	1,500,000	1,673,640
Newburgh, Limited General Obligation
Series A 5.00%, due 6/15/21	750,000	830,865
Series A 5.00%, due 6/15/26	960,000	1,014,998
Series A 5.50%, due 6/15/31	750,000	800,662
Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center, Revenue Bonds 4.50%, due 7/1/32	7,500,000	7,545,300
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds Series A 5.00%, due 7/1/42	1,430,000	1,501,014
Southampton Housing Authority, Revenue Bonds 3.50%, due 5/15/47	300,000	286,950
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds 4.00%, due 12/1/45	1,000,000	954,930
Suffolk County Economic Development Corp., Eastern Long Island Hospital, Revenue Bonds 5.50%, due 1/1/37 (a)	2,000,000	2,003,620
Suffolk County Economic Development Corp., Peconic Landing Southold, Revenue Bonds 6.00%, due 12/1/40	1,000,000	1,098,930

	Principal Amount	Value
New York (continued)
Tompkins County Development Corp., Kendal at Ithaca, Inc. Project, Revenue Bonds Series A 5.00%, due 7/1/44	$1,000,000	$1,067,760
TSASC, Inc., Revenue Bonds
Series 1 5.00%, due 6/1/34	1,260,000	1,144,496
Series 1 5.125%, due 6/1/42	5,770,000	4,934,504
Westchester County Local Development Corp., Pace University, Revenue Bonds Series A 5.50%, due 5/1/42	6,205,000	7,194,201

		114,946,429

Ohio 4.6%
Akron Bath Copley Joint Township Hospital District, Akron General Health System, Revenue Bonds 5.00%, due 1/1/31	6,050,000	6,424,435
♦Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds
Series A-2 5.125%, due 6/1/24	16,500,000	14,076,810
Series A-2 5.375%, due 6/1/24	1,975,000	1,736,321
Series A-2 5.75%, due 6/1/34	6,130,000	5,002,570
Series A-2 5.875%, due 6/1/30	19,815,000	16,807,083
Series A-2 6.00%, due 6/1/42	5,390,000	4,523,234
Butler County Port Authority Public Infrastructure, Revenue Bonds
Series C 5.00%, due 12/1/24	1,000,000	1,010,400
Series C 6.00%, due 12/1/43	3,500,000	3,534,790
Cleveland-Cuyahoga County Port Authority, Revenue Bonds
7.00%, due 12/1/18 (d)(e)	710,000	157,904
7.35%, due 12/1/31 (d)(e)	6,000,000	1,334,400
Cleveland-Cuyahoga County Port Authority, Student Housing Euclid Avenue-Fenn Project, Revenue Bonds
Insured: AMBAC 4.25%, due 8/1/15	210,000	212,123
Insured: AMBAC 4.50%, due 8/1/36	995,000	1,005,686

22	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Cleveland-Cuyahoga County Port Authority, Student Housing Euclid Avenue-Fenn Project, Revenue Bonds (continued)
Insured: AMBAC 5.00%, due 8/1/21	$125,000	$126,500
Insured: AMBAC 5.00%, due 8/1/25	2,440,000	2,469,280
Insured: AMBAC 5.00%, due 8/1/28	2,255,000	2,282,060
Hamilton County Ohio Health Care Facility, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	2,500,000	2,790,550
Hamilton County Ohio Health Care, Life Enriching Communities Project, Revenue Bonds 5.00%, due 1/1/42	1,080,000	1,123,513
Summit County Development Finance Authority, Brimfield Project, Revenue Bonds Series G 4.875%, due 5/15/25	400,000	400,172
Summit County Development Finance Authority, Cleveland-Flats East Development, Tax Allocation Series B 6.875%, due 5/15/40	1,240,000	1,412,633
Toledo-Lucas County Port Authority Student Housing, CHF - Toledo LLC - The University of Toledo Project, Revenue Bonds Series A 5.00%, due 7/1/34	1,400,000	1,493,492
Toledo-Lucas County Port Authority, Revenue Bonds
Series A 5.00%, due 7/1/39	1,500,000	1,587,240
Series A 5.00%, due 7/1/46	9,790,000	10,298,493

		79,809,689

Oklahoma 0.4%
Norman Regional Hospital Authority, Revenue Bonds 5.125%, due 9/1/37	6,895,000	7,216,514

Oregon 0.3%
Medford Hospital Facilities Authority, Revenue Bonds 5.00%, due 10/1/42	4,605,000	4,912,614

	Principal Amount	Value
Pennsylvania 2.7%
Aleppo Township, Sewer Revenue, Revenue Bonds
5.75%, due 12/1/36	$1,220,000	$1,244,729
5.75%, due 12/1/41	1,055,000	1,077,355
Allegheny County Higher Education Building, Carlow University Project, Revenue Bonds 7.00%, due 11/1/40	1,000,000	1,169,040
Allegheny County Industrial Development Authority, Propel Charitable School Sunrise, Revenue Bonds 6.00%, due 7/15/38	2,900,000	3,080,989
Allegheny County Industrial Development Authority, Propel Charter Montour, Revenue Bonds Series A 6.75%, due 8/15/35	300,000	332,202
Cumberland County Municipal Authority, Asbury Pennsylvania Obligation Group, Revenue Bonds 5.25%, due 1/1/32	300,000	315,024
Erie County, Hospital Authority Health Facilities, St. Mary’s Home Erie Project, Revenue Bonds Series A, Insured: GTY 4.50%, due 7/1/23	340,000	343,791
Harrisburg Authority, Capital Region Water, Revenue Bonds 5.25%, due 7/15/31	2,000,000	2,039,420
Harrisburg Authority, Harrisburg University of Science, Revenue Bonds Series B 6.00%, due 9/1/36 (d)(e)	2,600,000	1,559,922
Harrisburg Parking Authority Revenue, Revenue Bonds
Series T, Insured: XLCA 4.00%, due 5/15/19	100,000	108,740
Series R, Insured: XLCA 4.25%, due 5/15/16	60,000	62,342
Harrisburg, Unlimited General Obligation
Series F, Insured: AMBAC (zero coupon), due 9/15/15	455,000	449,590
Series D, Insured: AMBAC (zero coupon), due 3/15/16	430,000	417,465
Series F, Insured: AMBAC (zero coupon), due 3/15/16	310,000	300,964
Series D, Insured: AMBAC (zero coupon), due 9/15/16	235,000	224,324
Series F, Insured: AMBAC (zero coupon), due 9/15/16	415,000	396,147

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Harrisburg, Unlimited General Obligation (continued)
Series F, Insured: AMBAC (zero coupon), due 3/15/17	$35,000	$32,735
Series D, Insured: AMBAC (zero coupon), due 9/15/17	200,000	183,750
Series F, Insured: AMBAC (zero coupon), due 3/15/18	400,000	358,972
Series D, Insured: AMBAC (zero coupon), due 9/15/18	445,000	391,974
Series F, Insured: AMBAC (zero coupon), due 9/15/18	270,000	237,827
Series F, Insured: AMBAC (zero coupon), due 9/15/19	125,000	104,934
Series F, Insured: AMBAC (zero coupon), due 3/15/20	15,000	12,196
Series F, Insured: AMBAC (zero coupon), due 9/15/20	280,000	222,765
Series F, Insured: AMBAC (zero coupon), due 9/15/22	535,000	385,596
Northeastern Pennsylvania Hospital & Education Authority, Wilkes University Project, Revenue Bonds Series A 5.25%, due 3/1/42	7,640,000	8,163,416
Pennsylvania Economic Development Financing Authority, US Airways Group, Revenue Bonds Series B 8.00%, due 5/1/29	245,000	294,012
Pennsylvania Higher Educational Facilities Authority, Holy Family University, Revenue Bonds Series A 6.25%, due 9/1/33	1,475,000	1,629,462
Pennsylvania Higher Educational Facilities Authority, Shippensburg University, Revenue Bonds 6.25%, due 10/1/43	1,000,000	1,117,880
Pennsylvania Higher Educational Facilities Authority, University of the Arts, Revenue Bonds
Series A, Insured: GTY 5.00%, due 9/15/33	150,000	154,040
Insured: GTY 5.75%, due 3/15/30	1,040,000	1,041,789

	Principal Amount	Value
Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, Widener University, Revenue Bonds
Series A 5.50%, due 7/15/38	$2,500,000	$2,774,800
5.50%, due 7/15/43	2,400,000	2,647,872
Pennsylvania State Higher Educational Facilities Authority, Shippensburg University Student Services, Revenue Bonds 5.00%, due 10/1/44	1,000,000	1,041,300
Philadelphia Authority for Industrial Development, Discovery Charter School Project, Revenue Bonds 5.875%, due 4/1/32	100,000	106,171
Philadelphia Authority for Industrial Development, First Philadelphia Preparatory Charter School Project, Revenue Bonds Series A 7.25%, due 6/15/43	4,500,000	5,138,505
Philadelphia Authority for Industrial Development, New Foundation Charter School Project, Revenue Bonds 6.625%, due 12/15/41	1,000,000	1,110,770
Philadelphia Authority for Industrial Development, Please Touch Museum Project, Revenue Bonds
4.25%, due 9/1/19 (d)(e)	255,000	52,999
5.25%, due 9/1/26 (d)(e)	1,500,000	311,760
5.25%, due 9/1/31 (d)(e)	2,425,000	504,012
5.25%, due 9/1/36 (d)(e)	1,125,000	233,820
Philadelphia Authority for Industrial Development, Tacony Academy Charter School, Revenue Bonds 7.375%, due 6/15/43	1,500,000	1,743,525
Scranton Parking Authority, Revenue Bonds Insured: GTY 5.25%, due 6/1/34	135,000	135,020
West Shore Area Authority, Holy Spirit Hospital Sisters, Revenue Bonds 6.50%, due 1/1/41	1,200,000	1,436,076
York General Authority, York City Recreation Corp., Revenue Bonds
Insured: AMBAC 5.50%, due 5/1/15	340,000	340,037
Insured: AMBAC 5.50%, due 5/1/18	1,475,000	1,495,414
York, Unlimited General Obligation 7.25%, due 11/15/41	295,000	336,383

		46,861,856

24	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico 12.3%
♦Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: GTY 4.00%, due 7/1/16	$100,000	$102,059
Insured: AMBAC 4.50%, due 7/1/23	875,000	826,070
Insured: XLCA 5.25%, due 7/1/17	1,000,000	980,130
Series A, Insured: AGM 5.25%, due 7/1/24	260,000	272,311
Series A-4, Insured: AGM 5.25%, due 7/1/30	7,080,000	7,282,346
Series A, Insured: NATL-RE 5.50%, due 7/1/16	1,100,000	1,123,727
Series A, Insured: XLCA 5.50%, due 7/1/17	5,200,000	5,098,496
Series A, Insured: NATL-RE 5.50%, due 7/1/18	100,000	104,736
Series A, Insured: NATL-RE 5.50%, due 7/1/19	5,365,000	5,629,923
Series A, Insured: AMBAC 5.50%, due 7/1/19	485,000	505,559
Series A, Insured: NATL-RE 5.50%, due 7/1/20	5,505,000	5,820,767
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, Insured: CIFG 4.50%, due 7/1/36	4,000,000	3,391,600
Series A, Insured: AMBAC 5.00%, due 7/1/18	1,405,000	1,413,866
Series A, Insured: AMBAC 5.00%, due 7/1/31	6,000,000	5,625,360
Puerto Rico Electric Power Authority, Revenue Bonds
Series PP, Insured: NATL-RE 5.00%, due 7/1/22	100,000	99,993
Series SS, Insured: NATL-RE 5.00%, due 7/1/22	1,140,000	1,140,011
Series RR, Insured: NATL-RE 5.00%, due 7/1/23	4,550,000	4,549,955
Series RR, Insured: NATL-RE 5.00%, due 7/1/24	1,160,000	1,159,988
Series UU, Insured: AGC 5.00%, due 7/1/26	2,000,000	2,000,400
Series TT, Insured: AGM 5.00%, due 7/1/27	150,000	149,328

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Government Development Bank, Senior Notes, Revenue Notes Series B-1A 12.00%, due 6/30/15	$10,665,000	$10,505,025
♦Puerto Rico Highways & Transportation Authority, Revenue Bonds
Series A, Insured: AMBAC (zero coupon), due 7/1/15	425,000	422,178
Series A, Insured: NATL-RE 4.75%, due 7/1/38	1,465,000	1,438,454
Series A, Insured: AGM 4.75%, due 7/1/38	220,000	218,550
Series AA, Insured: AGM 4.95%, due 7/1/26	2,155,000	2,221,396
Insured: NATL-RE 5.00%, due 7/1/22	145,000	144,986
Insured: NATL-RE 5.00%, due 7/1/28	150,000	149,985
Series M, Insured: AGC 5.00%, due 7/1/32	160,000	160,461
Series BB, Insured: AMBAC 5.25%, due 7/1/17	1,160,000	1,171,391
Series N, Insured: AMBAC 5.25%, due 7/1/30	2,315,000	2,285,067
5.25%, due 7/1/31	9,195,000	9,022,502
Series CC, Insured: AGM 5.25%, due 7/1/32	4,465,000	4,652,619
Series N, Insured: NATL-RE 5.25%, due 7/1/33	5,540,000	5,732,570
Series CC, Insured: AGM 5.25%, due 7/1/36	1,115,000	1,159,087
Insured: AGM 5.50%, due 7/1/25	2,195,000	2,408,091
Insured: NATL-RE 5.50%, due 7/1/28	7,550,000	8,004,057
Insured: AMBAC 5.50%, due 7/1/29	1,000,000	1,012,110
Series CC, Insured: NATL-RE 5.50%, due 7/1/29	4,950,000	5,237,496
Series CC, Insured: AGM 5.50%, due 7/1/31	455,000	486,527
Series CC, Insured: GTY 5.50%, due 7/1/31	3,370,000	3,603,507
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facility, University Plaza Project, Revenue Bonds Series A, Insured: NATL-RE 5.00%, due 7/1/33	1,855,000	1,823,354

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
♦Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series A, Insured: AMBAC (zero coupon), due 7/1/34	$4,650,000	$1,192,818
Series A, Insured: AMBAC (zero coupon), due 7/1/43	635,000	85,623
Series C, Insured: AMBAC 5.50%, due 7/1/16	3,300,000	3,378,804
Series C, Insured: AMBAC 5.50%, due 7/1/17	5,200,000	5,385,952
Series C, Insured: AMBAC 5.50%, due 7/1/18	4,895,000	5,062,164
Series C, Insured: AMBAC 5.50%, due 7/1/23	3,000,000	2,997,420
Series C, Insured: AMBAC 5.50%, due 7/1/24	11,000,000	10,977,890
Series C, Insured: AMBAC 5.50%, due 7/1/25	10,000,000	9,969,100
Series C, Insured: AMBAC 5.50%, due 7/1/26	22,075,000	21,982,064
Series C, Insured: AMBAC 5.50%, due 7/1/27	3,535,000	3,516,123
Series C, Insured: AMBAC 5.50%, due 7/1/28	5,175,000	5,135,360
Series A 8.25%, due 5/1/17	22,500,000	20,922,750
Puerto Rico Municipal Finance Agency, General Obligation Series A, Insured: AGM 5.00%, due 8/1/27	2,510,000	2,486,004
Puerto Rico Municipal Finance Agency, Revenue Bonds Series A, Insured: AGM 5.00%, due 8/1/30	575,000	560,286
Puerto Rico Public Buildings Authority, Revenue Bonds
Series I, Insured: AGC 5.00%, due 7/1/36	125,000	124,991
Insured: NATL-RE 5.25%, due 7/1/19	2,000,000	2,099,320
Series K, Insured: AGM 5.25%, due 7/1/27	5,970,000	6,119,847
Insured: AGC 5.25%, due 7/1/33	680,000	680,150
Series D, Insured: AMBAC 5.45%, due 7/1/31	225,000	220,532
Series H, Insured: AMBAC 5.50%, due 7/1/16	3,250,000	3,327,610
Series H, Insured: AMBAC 5.50%, due 7/1/17	310,000	321,086

	Principal Amount	Value
Puerto Rico (continued)
University of Puerto Rico, Revenue Bonds Series P, Insured: NATL-RE 5.00%, due 6/1/25	$150,000	$150,369

		215,832,301

Rhode Island 0.5%
Providence Redevelopment Agency, Port Providence Lease, Certificates of Participation
Series A, Insured: GTY (zero coupon), due 9/1/24	1,735,000	1,027,571
Series A, Insured: GTY (zero coupon), due 9/1/26	685,000	360,646
Series A, Insured: GTY (zero coupon), due 9/1/29	1,835,000	803,969
Series A, Insured: GTY (zero coupon), due 9/1/30	1,835,000	753,359
Series A, Insured: GTY (zero coupon), due 9/1/32	1,500,000	548,325
Series A, Insured: GTY (zero coupon), due 9/1/34	1,000,000	322,440
Series A, Insured: GTY (zero coupon), due 9/1/35	360,000	106,517
Series A, Insured: GTY (zero coupon), due 9/1/36	470,000	128,004
Rhode Island Health & Educational Building Corp., Educational Facilities-Meeting Street Center, Revenue Bonds 0.19%, due 6/1/35 (b)	2,410,000	2,410,000
Rhode Island Health and Educational Building Corp., Public Schools Financing Program, Revenue Bonds Series B, Insured: AMBAC 5.00%, due 5/15/21	1,000,000	1,014,500
Woonsocket, Unlimited General Obligation
Insured: NATL-RE 5.75%, due 10/1/15	85,000	85,103
Insured: NATL-RE 5.75%, due 10/1/16	90,000	90,081
Insured: NATL-RE 6.00%, due 10/1/17	205,000	205,180
Insured: NATL-RE 6.00%, due 10/1/18	115,000	115,082

		7,970,777

South Carolina 0.1%
South Carolina Jobs—Economic Development Authority, Revenue Bonds Insured: AMBAC 5.00%, due 11/1/18	1,330,000	1,329,907

26	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
South Dakota 0.2%
South Dakota Health & Educational Facilities Authority, Revenue Bonds Series E 5.00%, due 11/1/42	$3,150,000	$3,464,496

Tennessee 1.1%
Chattanooga Health Educational & Housing Facility Board, CDFI Phase Project, Revenue Bonds
Series A 5.125%, due 10/1/35	2,000,000	2,009,140
Series B 6.00%, due 10/1/35	500,000	503,250
Chattanooga-Hamilton County Hospital Authority, Revenue Bonds 5.00%, due 10/1/44	5,250,000	5,664,908
Shelby County Health Educational & Housing Facilities Board, Revenue Bonds Series B, Insured: AGM 0.14%, due 6/1/42 (b)	12,000,000	12,000,000

		20,177,298

Texas 7.2%
Arlington Higher Education Finance Corp., University Academy, Revenue Bonds
Series A 7.00%, due 3/1/34	375,000	402,341
Series A 7.125%, due 3/1/44	1,530,000	1,643,679
Austin Convention Enterprises, Inc., Revenue Bonds
Series A, Insured: XLCA 5.00%, due 1/1/34	3,360,000	3,411,643
Series B 5.75%, due 1/1/34 (a)	110,000	114,290
Central Texas Regional Mobility Authority, Revenue Bonds
(zero coupon), due 1/1/23	1,000,000	747,830
(zero coupon), due 1/1/33	315,000	142,626
(zero coupon), due 1/1/34	3,275,000	1,392,170
(zero coupon), due 1/1/35	3,700,000	1,493,172
(zero coupon), due 1/1/36	2,000,000	770,740
(zero coupon), due 1/1/39	3,500,000	1,155,280
5.00%, due 1/1/33	1,725,000	1,880,077
5.00%, due 1/1/42	2,340,000	2,521,139
6.75%, due 1/1/41	7,500,000	9,137,175

	Principal Amount	Value
Texas (continued)
Central Texas Turnpike System, Revenue Bonds Series C 5.00%, due 8/15/42	$10,000,000	$10,793,300
Clifton Higher Education Finance Corp., Idea Public Schools, Revenue Bonds
5.75%, due 8/15/41	1,750,000	1,975,907
6.00%, due 8/15/43	3,500,000	4,201,540
Decatur Hospital Authority, Wise Regional Health System, Revenue Bonds Series A 5.25%, due 9/1/44	3,250,000	3,465,865
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds 7.00%, due 1/1/43	1,500,000	1,753,545
Harris County Cultural Education Facilities Finance Corp., YMCA Greater Houston Area, Revenue Bonds
Series A 5.00%, due 6/1/33	900,000	960,345
Series A 5.00%, due 6/1/38	1,960,000	2,074,758
Harris County-Houston Sports Authority, Revenue Bonds
Series G, Insured: NATL-RE (zero coupon), due 11/15/18	325,000	305,390
Series H, Insured: NATL-RE (zero coupon), due 11/15/24	970,000	666,603
Series H, Insured: NATL-RE (zero coupon), due 11/15/26	600,000	372,630
Series H, Insured: NATL-RE (zero coupon), due 11/15/29	735,000	389,212
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/32	1,670,000	683,598
Series H, Insured: NATL-RE (zero coupon), due 11/15/32	250,000	112,253
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/33	890,000	340,336
Series H, Insured: NATL-RE (zero coupon), due 11/15/33	185,000	77,480
Series A, Insured: NATL-RE (zero coupon), due 11/15/34	1,535,000	629,243
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/34	1,805,000	653,157
Series A, Insured: NATL-RE (zero coupon), due 11/15/38	36,815,000	11,562,855
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	1,395,000	421,946
Series H, Insured: NATL-RE (zero coupon), due 11/15/39	1,525,000	433,314

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Harris County-Houston Sports Authority, Revenue Bonds (continued)
Series A, Insured: NATL-RE (zero coupon), due 11/15/40	$1,060,000	$295,931
Series H, Insured: NATL-RE (zero coupon), due 11/15/40	1,855,000	487,104
Series H, Insured: NATL-RE (zero coupon), due 11/15/41	700,000	172,606
Houston, Texas Airport System Revenue, United Airlines, Inc., Revenue Bonds 5.00%, due 7/1/29 (c)	6,400,000	6,812,032
Lufkin Health Facilities Development Corp., Memorial Health System, Revenue Bonds 5.50%, due 2/15/37	2,150,000	2,338,361
New Hope Cultural Education Facilities Corp., Collegiate Housing Tarleton State, Revenue Bonds Series A 5.00%, due 4/1/46	3,000,000	3,182,250
New Hope Cultural Education Facilities Corp., Stephenville Tarleton, Revenue Bonds Series A 6.00%, due 4/1/45	3,550,000	4,097,055
North Texas Education Finance Corp., Revenue Bonds Series A 5.25%, due 12/1/47	7,705,000	8,467,256
San Juan, Texas Higher Education Finance Authority, Idea Public Schools, Revenue Bonds Series A 6.70%, due 8/15/40	1,000,000	1,181,570
Tarrant County Cultural Education Facilities Finance Corp., Trinity Terrace Project, Revenue Bonds Series A-1 5.00%, due 10/1/44	1,750,000	1,851,640
Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure, Revenue Bonds
7.00%, due 6/30/40	3,080,000	3,726,954
7.50%, due 6/30/33	750,000	929,227
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds
6.75%, due 6/30/43 (c)	11,500,000	14,000,100
6.875%, due 12/31/39	5,050,000	6,001,319

	Principal Amount	Value
Texas (continued)
Texas State Public Finance Authority Charter School Finance Corp., ED—Burnham Wood Project, Revenue Bonds Series A 6.25%, due 9/1/36	$1,300,000	$1,342,081
Travis County Health Facilities Development Corp., Westminster Manor, Revenue Bonds 7.125%, due 11/1/40	1,000,000	1,162,950
Tyler Health Facilities Development Corp., Revenue Bonds Series A 5.375%, due 11/1/37	3,090,000	3,240,174

		125,974,049

U.S. Virgin Islands 0.2%
Virgin Islands Water & Power Authority, Revenue Bonds 5.50%, due 7/1/17	4,030,000	4,043,339

Utah 0.1%
Utah State Charter School Finance Authority, Da Vinci Academy, Revenue Bonds Series A 7.75%, due 3/15/39	700,000	812,532
Utah State Charter School Finance Authority, North Star Academy, Revenue Bonds Series A 7.00%, due 7/15/45	600,000	668,904

		1,481,436

Vermont 0.0%‡
Vermont Educational & Health Buildings Financing Agency, Developmental & Mental Health Services, Revenue Bonds
Series A, Insured: GTY 4.75%, due 8/15/36	500,000	495,995
Series A, Insured: GTY 5.75%, due 2/15/37	140,000	142,209

		638,204

Virginia 2.7%
Madison County Industrial Development Authority, Woodberry Forest School, Revenue Bonds 0.15%, due 10/1/37 (b)	3,440,000	3,440,000
Norfolk Redevelopment and Housing Authority, Norfolk Retirement Community, Inc., Revenue Bonds 5.375%, due 1/1/46	1,500,000	1,546,380

28	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Virginia (continued)
Route 460 Funding Corp., Revenue Bonds Senior Lien, Series—A 5.125%, due 7/1/49	$6,675,000	$7,201,791
Tobacco Settlement Financing Corp., Revenue Bonds Series B 1 5.00%, due 6/1/47	17,925,000	12,791,639
Virginia Small Business Financing Authority, Senior Lien, Elizabeth River Crossing, Revenue Bonds
5.50%, due 1/1/42 (c)	10,000,000	10,936,100
6.00%, due 1/1/37 (c)	1,300,000	1,505,764
Virginia Small Business Financing Authority, Senior Lien-Express Lanes LLC, Revenue Bonds 5.00%, due 1/1/40 (c)	10,000,000	10,655,100
Virginia Small Business Financing Authority, University Real Estate, Revenue Bonds 0.15%, due 7/1/30 (b)	65,000	65,000

		48,141,774

Washington 1.0%
Chelan County Public Hospital District No. 1, General Obligation Insured: AMBAC 4.45%, due 12/1/30	855,000	823,297
King County Public Hospital District No. 4, Limited General Obligation 7.00%, due 12/1/40	1,000,000	1,101,580
Port of Seattle Industrial Development Corp., King County Public Hospital District, Special Facilities Delta Airlines, Revenue Bonds 5.00%, due 4/1/30 (c)	1,825,000	1,910,538
Washington Economic Development Finance Authority, Pioneer Human Services Project, Revenue Bonds 0.17%, due 9/1/18 (b)	805,000	805,000
Washington Health Care Facilities Authority, Kadlec Regional Medical Center, Revenue Bonds 5.00%, due 12/1/42	6,660,000	8,031,427
Washington State Housing Finance Commission, Revenue Bonds 0.15%, due 11/1/25 (b)	1,000,000	1,000,000
Washington State Housing Finance Commission, Riverview Retirement Community, Revenue Bonds 5.00%, due 1/1/48	3,000,000	3,095,220

		16,767,062

	Principal Amount	Value
West Virginia 0.1%
Brooke County, Bethany College, Revenue Bonds Series A 6.75%, due 10/1/37	$1,835,000	$2,040,557
Ohio County Building Commission, Brooke County, Wheeling Jesuit University Project, Revenue Bonds Series B 5.25%, due 6/1/15	185,000	185,292
Ohio County, Wheeling Jesuit, Revenue Bonds Series A 5.50%, due 6/1/36	465,000	466,725

		2,692,574

Wisconsin 2.0%
Menasha, Unlimited General Obligation 4.40%, due 9/1/17	100,000	100,749
Public Finance Authority Revenue, Continuing Care Retirement Community Revenue, Glenridge Palmer Ranch, Revenue Bonds Series A 8.25%, due 6/1/46	1,000,000	1,177,060
Public Finance Authority, National Gypsum Co., Revenue Bonds 5.25%, due 4/1/30 (c)	10,000,000	10,232,100
Public Finance Authority, Roseman University Health Sciences, Revenue Bonds
5.50%, due 4/1/32	1,250,000	1,221,700
5.75%, due 4/1/42	3,375,000	3,298,050
5.875%, due 4/1/45	5,650,000	5,594,686
Public Finance Authority, Wisconsin Airport Facilities, AFCO Investors II Portfolio, Revenue Bonds 5.75%, due 10/1/31 (c)	1,670,000	1,688,988
Public Finance Authority, Wisconsin Educational Facility, Palm Beach Maritime Academy Project, Revenue Bonds Series A 7.00%, due 5/1/40	2,870,000	2,869,742
Public Finance Authority, Wisconsin Senior Living, Rose Villa Project, Revenue Bonds Series A 5.75%, due 11/15/44	1,400,000	1,485,960
Warrens, Unlimited General Obligation 4.70%, due 12/1/19	120,000	73,057

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Sauk-Prairie Memorial Hospital, Inc., Revenue Bonds
5.25%, due 2/1/43	$2,400,000	$2,486,328
5.375%, due 2/1/48	4,400,000	4,584,976

		34,813,396

Wyoming 0.1%
West Park Hospital District, West Park Hospital Project, Revenue Bonds Series B 6.50%, due 6/1/27	500,000	583,955
Wyoming Community Development Authority, Student Housing, Revenue Bonds 6.50%, due 7/1/43	930,000	1,064,766

		1,648,721

Total Municipal Bonds (Cost $1,571,498,227)		1,676,415,664

	Shares
Closed-End Funds 2.1%
California 0.1%
BlackRock MuniHoldings California Quality Fund, Inc.	57,976	855,146
BlackRock MuniYield California Insured Fund, Inc.	72,820	1,131,623
Nuveen California Dividend Advantage Municipal Fund	33,493	516,127

		2,502,896

Michigan 0.1%
Nuveen Michigan Quality Income	113,407	1,574,089

Multi-State 1.6%
BlackRock Municipal Bond Investment Trust	25,008	372,369
BlackRock MuniHoldings Investment Quality Fund	225,594	3,232,762
BlackRock MuniHoldings Quality Fund, Inc.	137,789	1,835,349
BlackRock MuniYield Fund, Inc.	64,300	958,713
BlackRock MuniYield Investment Fund	9,947	156,068
BlackRock MuniYield Investment Quality Fund	38,165	529,349
Dreyfus Municipal Bond Infrastructure Fund, Inc.	5,150	63,808
Invesco Advantage Municipal Income Trust II	329,194	3,848,278

	Shares	Value
Multi-State (continued)
Invesco Municipal Trust	228,899	$2,897,861
Invesco Quality Municipal Income Trust	91,446	1,139,417
MFS High Income Municipal Trust	100,000	487,000
MFS High Yield Municipal Trust	86,802	384,533
MFS Municipal Income Trust	116,743	783,346
Nuveen Dividend Advantage Municipal Fund 2	38,744	546,678
Nuveen Dividend Advantage Municipal Fund 3	192,768	2,718,029
Nuveen Municipal Advantage Fund, Inc.	98,067	1,350,383
Nuveen Municipal Market Opportunity Fund, Inc.	225,409	3,070,071
Nuveen Performance Plus Municipal Fund, Inc.	133,284	1,991,263
Nuveen Quality Income Municipal Fund, Inc.	131,907	1,829,550

		28,194,827

New York 0.1%
Nuveen New York AMT-Free Municipal Income Fund	170,989	2,234,826
Nuveen New York Dividend Advantage Municipal Fund	3,713	52,279

		2,287,105

Pennsylvania 0.2%
Nuveen Pennsylvania Investment Quality Municipal Fund	201,714	2,797,773

Total Closed-End Funds (Cost $37,710,625)		37,356,690

Exchange-Traded Fund 0.3%(f)
Multi-State 0.3%
SPDR Nuveen S&P High Yield Municipal Bond ETF	88,000	5,040,640

Total Exchange-Traded Fund (Cost $4,867,760)		5,040,640

Total Investments (Cost $1,614,076,612) (g)	98.1%	1,718,812,994
Other Assets, Less Liabilities	1.9	33,539,893
Net Assets	100.0%	$1,752,352,887

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2015.

(c)	Interest on these securities was subject to alternative minimum tax.

30	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(d)	Illiquid security—As of April 30, 2015, the total market value of these securities was $5,271,937, which represented 0.3% of the Fund’s net assets.

(e)	Issue in default.

(f)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(g)	As of April 30, 2015, cost was $1,614,321,986 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$118,930,132
Gross unrealized depreciation	(14,439,124)

Net unrealized appreciation	$104,491,008

As of April 30, 2015, the Fund held the following Futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(400)	June 2015	$(51,350,000)	$(129,005)

			$(51,350,000)	$(129,005)

1.	As of April 30, 2015, cash in the amount of $540,000 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2015.

The following abbreviations are used in the preceding pages:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

CIFG—CIFG Group

ETF—Exchange-Traded Fund

GTY—Assured Guaranty Corp.

NATL-RE—National Public Finance Guarantee Corp.

SPDR—Standard & Poor’s Depositary Receipt

XLCA—XL Capital Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$1,676,415,664	$—	$1,676,415,664
Closed-End Funds	37,356,690	—	—	37,356,690
Exchange-Traded Fund	5,040,640	—	—	5,040,640

Total Investments in Securities	$42,397,330	$1,676,415,664	$—	$1,718,812,994

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (b)	$(129,005)	$—	$—	$(129,005)

Total Other Financial Instruments	$(129,005)	$—	$—	$(129,005)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

32	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,614,076,612)	$1,718,812,994
Cash	7,724,790
Cash collateral on deposit at broker	540,000
Receivables:
Dividends and interest	25,099,039
Fund shares sold	9,816,890
Variation margin on futures contracts	56,250
Other assets	150,899

Total assets	1,762,200,862

Liabilities
Payables:
Fund shares redeemed	4,708,117
Investment securities purchased	2,148,140
Manager (See Note 3)	779,649
NYLIFE Distributors (See Note 3)	339,441
Transfer agent (See Note 3)	113,136
Professional fees	41,028
Shareholder communication	24,588
Custodian	11,326
Accrued expenses	7,273
Dividend payable	1,675,277

Total liabilities	9,847,975

Net assets	$1,752,352,887

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$144,842
Additional paid-in capital	1,635,914,362

1,636,059,204
Distribution in excess of net investment income	(97,987)
Accumulated net realized gain (loss) on investments and futures transactions	11,784,293
Net unrealized appreciation (depreciation) on investments and futures contracts	104,607,377

Net assets	$1,752,352,887

Class A
Net assets applicable to outstanding shares	$522,395,106

Shares of beneficial interest outstanding	43,167,366

Net asset value per share outstanding	$12.10
Maximum sales charge (4.50% of offering price)	0.57

Maximum offering price per share outstanding	$12.67

Investor Class
Net assets applicable to outstanding shares	$2,893,407

Shares of beneficial interest outstanding	239,441

Net asset value per share outstanding	$12.08
Maximum sales charge (4.50% of offering price)	0.57

Maximum offering price per share outstanding	$12.65

Class C
Net assets applicable to outstanding shares	$283,262,498

Shares of beneficial interest outstanding	23,465,016

Net asset value and offering price per share outstanding	$12.07

Class I
Net assets applicable to outstanding shares	$943,801,876

Shares of beneficial interest outstanding	77,970,276

Net asset value and offering price per share outstanding	$12.10

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Interest	$41,669,711
Dividends	938,583

Total income	42,608,294

Expenses
Manager (See Note 3)	4,543,600
Distribution/Service—Class A (See Note 3)	620,756
Distribution/Service—Investor Class (See Note 3)	3,118
Distribution/Service—Class C (See Note 3)	1,357,247
Transfer agent (See Note 3)	395,615
Registration	128,550
Professional fees	52,507
Shareholder communication	45,905
Custodian	24,315
Trustees	13,118
Miscellaneous	21,863

Total expenses	7,206,594

Net investment income (loss)	35,401,700

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	14,466,698
Futures transactions	(1,578,460)

Net realized gain (loss) on investments and futures transactions	12,888,238

Net change in unrealized appreciation (depreciation) on:
Investments	9,260,228
Futures contracts	234,355

Net change in unrealized appreciation (depreciation) on investments and futures contracts	9,494,583

Net realized and unrealized gain (loss) on investments and futures transactions	22,382,821

Net increase (decrease) in net assets resulting from operations	$57,784,521

34	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$35,401,700	$55,752,914
Net realized gain (loss) on investments and futures transactions	12,888,238	2,176,437
Net change in unrealized appreciation (depreciation) on investments and futures contracts	9,494,583	107,522,491

Net increase (decrease) in net assets resulting from operations	57,784,521	165,451,842

Dividends to shareholders:
From net investment income:
Class A	(10,544,071)	(19,623,402)
Investor Class	(52,787)	(104,293)
Class C	(4,714,139)	(8,091,707)
Class I	(20,086,556)	(27,938,919)

Total dividends to shareholders	(35,397,553)	(55,758,321)

Capital share transactions:
Net proceeds from sale of shares	441,189,524	1,166,397,545
Net asset value of shares issued to shareholders in reinvestment of dividends	25,726,013	41,116,140
Cost of shares redeemed	(296,539,595)	(726,620,764)

Increase (decrease) in net assets derived from capital share transactions	170,375,942	480,892,921

Net increase (decrease) in net assets	192,762,910	590,586,442

Net Assets
Beginning of period	1,559,589,977	969,003,535

End of period	$1,752,352,887	$1,559,589,977

Distributions in excess of net investment income at end of period	$(97,987)	$(102,134)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				March 31, 2010** through October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.93		$10.90	$11.92	$10.58	$10.77	$10.00

Net investment income (loss)	0.26		0.52	0.53	0.50 (a)	0.58 (a)	0.27
Net realized and unrealized gain (loss) on investments	0.17		1.03	(0.99)	1.35	(0.19)	0.78

Total from investment operations	0.43		1.55	(0.46)	1.85	0.39	1.05

Less dividends and distributions:
From net investment income	(0.26)		(0.52)	(0.53)	(0.51)	(0.55)	(0.28)
From net realized gain on investments	—		—	(0.03)	—	(0.03)	—

Total dividends and distributions	(0.26)		(0.52)	(0.56)	(0.51)	(0.58)	(0.28)

Net asset value at end of period	$12.10		$11.93	$10.90	$11.92	$10.58	$10.77

Total investment return (b)	3.58	%(c)	14.59%	(4.05%)	17.89%	4.00%	10.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.25	%††	4.57%	4.53%	4.41%	5.58%	5.20	%††
Net expenses	0.87	%††	0.87%	0.87%	0.85%	0.85%	0.85	%††
Expenses (before waiver/reimbursement)	0.87	%††	0.88%	0.90%	0.91%	1.04%	1.58	%††
Portfolio turnover rate	16%		67%	95%	117%	154%	163%
Net assets at end of period (in 000’s)	$522,395		$468,486	$379,277	$489,759	$150,071	$23,062

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,				March 31, 2010** through October 31,
Investor Class	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.91		$10.89	$11.90	$10.57	$10.75	$10.00

Net investment income (loss)	0.25		0.52	0.53	0.51 (a)	0.57 (a)	0.27
Net realized and unrealized gain (loss) on investments	0.17		1.02	(0.98)	1.33	(0.17)	0.75

Total from investment operations	0.42		1.54	(0.45)	1.84	0.40	1.02

Less dividends and distributions:
From net investment income	(0.25)		(0.52)	(0.53)	(0.51)	(0.55)	(0.27)
From net realized gain on investments	—		—	(0.03)	—	(0.03)	—

Total dividends and distributions	(0.25)		(0.52)	(0.56)	(0.51)	(0.58)	(0.27)

Net asset value at end of period	$12.08		$11.91	$10.89	$11.90	$10.57	$10.75

Total investment return (b)	3.57	%(c)	14.48%	(3.99%)	17.80%	4.03%	10.32	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.23	%††	4.60%	4.55%	4.48%	5.58%	5.03	%††
Net expenses	0.90	%††	0.89%	0.89%	0.87%	0.90%	1.00	%††
Expenses (before waiver/reimbursement)	0.90	%††	0.90%	0.92%	0.93%	1.09%	1.73	%††
Portfolio turnover rate	16%		67%	95%	117%	154%	163%
Net assets at end of period (in 000’s)	$2,893		$2,305	$2,298	$1,902	$989	$598

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

36	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				March 31, 2010** through October 31,
Class C	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.90		$10.87	$11.89	$10.56	$10.75	$10.00

Net investment income (loss)	0.21		0.44	0.44	0.41 (a)	0.50 (a)	0.22
Net realized and unrealized gain (loss) on investments	0.17		1.03	(0.99)	1.34	(0.18)	0.77

Total from investment operations	0.38		1.47	(0.55)	1.75	0.32	0.99

Less dividends and distributions:
From net investment income	(0.21)		(0.44)	(0.44)	(0.42)	(0.48)	(0.24)
From net realized gain on investments	—		—	(0.03)	—	(0.03)	—

Total dividends and distributions	(0.21)		(0.44)	(0.47)	(0.42)	(0.51)	(0.24)

Net asset value at end of period	$12.07		$11.90	$10.87	$11.89	$10.56	$10.75

Total investment return (b)	3.19	%(c)	13.74%	(4.81%)	16.90%	3.22%	9.96	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.47	%††	3.79%	3.77%	3.58%	4.79%	4.33	%††
Net expenses	1.65	%††	1.64%	1.64%	1.61%	1.65%	1.75	%††
Expenses (before waiver/reimbursement)	1.65	%††	1.65%	1.67%	1.67%	1.84%	2.48	%††
Portfolio turnover rate	16%		67%	95%	117%	154%	163%
Net assets at end of period (in 000’s)	$283,262		$254,392	$185,486	$213,253	$45,632	$5,477

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,				March 31, 2010** through October 31,
Class I	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.93		$10.90	$11.92	$10.58	$10.77	$10.00

Net investment income (loss)	0.27		0.55	0.56	0.53 (a)	0.60 (a)	0.29
Net realized and unrealized gain (loss) on investments	0.17		1.03	(0.99)	1.35	(0.18)	0.76

Total from investment operations	0.44		1.58	(0.43)	1.88	0.42	1.05

Less dividends and distributions:
From net investment income	(0.27)		(0.55)	(0.56)	(0.54)	(0.58)	(0.28)
From net realized gain on investments	—		—	(0.03)	—	(0.03)	—

Total dividends and distributions	(0.27)		(0.55)	(0.59)	(0.54)	(0.61)	(0.28)

Net asset value at end of period	$12.10		$11.93	$10.90	$11.92	$10.58	$10.77

Total investment return (b)	3.71	%(c)	14.88%	(3.80%)	18.19%	4.21%	10.66	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.49	%††	4.75%	4.79%	4.62%	5.88%	5.26	%††
Net expenses	0.62	%††	0.62%	0.62%	0.60%	0.60%	0.60	%††
Expenses (before waiver/reimbursement)	0.62	%††	0.63%	0.65%	0.66%	0.79%	1.33	%††
Portfolio turnover rate	16%		67%	95%	117%	154%	163%
Net assets at end of period (in 000’s)	$943,802		$834,406	$401,943	$321,835	$60,305	$44,720

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay High Yield Municipal Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Class A, Investor Class, Class C and Class I shares commenced operations on March 31, 2010. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares, and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes. The Fund’s secondary investment objective is total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

38	MainStay High Yield Municipal Bond Fund

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal,

39

Notes to Financial Statements (Unaudited) (continued)

state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve positioning of the portfolio. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the

40	MainStay High Yield Municipal Bond Fund

securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(I)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2015:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(129,005)	$(129,005)

Total Fair Value		$(129,005)	$(129,005)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(1,578,460)	$(1,578,460)

Total Realized Gain (Loss)		$(1,578,460)	$(1,578,460)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$234,355	$234,355

Total Change in Unrealized Appreciation (Depreciation)		$234,355	$234,355

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(51,319,792)	$(51,319,792)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement which came into effect on February 28, 2015, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s

41

Notes to Financial Statements (Unaudited) (continued)

average daily net assets as follows: 0.55% up to $1 billion; 0.54% from $1 billion to $3 billion; and 0.53% in excess of $3 billion. During the six-month period ended April 30, 2015, the effective management fee rate was 0.55%.

Prior to February 28, 2015, The Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $1 billion and 0.54% in excess of $1 billion.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.875% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $4,543,600.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $82,127 and $2,263, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $42,922 and $29,095, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$107,798
Investor Class	858
Class C	93,040
Class I	193,919

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2014, for federal income tax purposes, capital loss carryforwards of $1,221,931 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	1,222	—

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$1,980,313
Exempt Interest Dividends	53,778,008
Total	$55,758,321

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

42	MainStay High Yield Municipal Bond Fund

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities, other than short-term securities, were $383,057 and $264,720, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	9,498,276	$115,136,626
Shares issued to shareholders in reinvestment of dividends and distributions	669,944	8,121,805
Shares redeemed	(6,272,763)	(76,065,739)

Net increase (decrease) in shares outstanding before conversion	3,895,457	47,192,692
Shares converted into Class A (See Note 1)	20,461	247,767
Shares converted from Class A (See Note 1)	(11,608)	(141,148)

Net increase (decrease)	3,904,310	$47,299,311

Year ended October 31, 2014:
Shares sold	25,178,507	$285,977,376
Shares issued to shareholders in reinvestment of dividends and distributions	1,347,595	15,396,096
Shares redeemed	(22,125,541)	(251,147,131)

Net increase (decrease) in shares outstanding before conversion	4,400,561	50,226,341
Shares converted into Class A (See Note 1)	86,001	974,485
Shares converted from Class A (See Note 1)	(17,872)	(206,920)

Net increase (decrease)	4,468,690	$50,993,906

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	75,414	$914,076
Shares issued to shareholders in reinvestment of dividends and distributions	4,191	50,721
Shares redeemed	(24,770)	(299,743)

Net increase (decrease) in shares outstanding before conversion	54,835	665,054
Shares converted into Investor Class (See Note 1)	11,617	141,148
Shares converted from Investor Class (See Note 1)	(20,495)	(247,767)

Net increase (decrease)	45,957	$558,435

Year ended October 31, 2014:
Shares sold	100,623	$1,139,152
Shares issued to shareholders in reinvestment of dividends and distributions	8,520	96,885
Shares redeemed	(58,536)	(659,807)

Net increase (decrease) in shares outstanding before conversion	50,607	576,230
Shares converted into Investor Class (See Note 1)	17,903	206,920
Shares converted from Investor Class (See Note 1)	(86,117)	(974,485)

Net increase (decrease)	(17,607)	$(191,335)

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	3,930,744	$47,452,795
Shares issued to shareholders in reinvestment of dividends and distributions	259,000	3,132,113
Shares redeemed	(2,097,722)	(25,361,141)

Net increase (decrease)	2,092,022	$25,223,767

Year ended October 31, 2014:
Shares sold	9,133,420	$103,760,559
Shares issued to shareholders in reinvestment of dividends and distributions	470,884	5,367,012
Shares redeemed	(5,288,866)	(59,204,434)

Net increase (decrease)	4,315,438	$49,923,137

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	22,899,287	$277,686,027
Shares issued to shareholders in reinvestment of dividends and distributions	1,189,568	14,421,374
Shares redeemed	(16,032,704)	(194,812,972)

Net increase (decrease)	8,056,151	$97,294,429

Year ended October 31, 2014:
Shares sold	67,832,998	$775,520,458
Shares issued to shareholders in reinvestment of dividends and distributions	1,764,016	20,256,147
Shares redeemed	(36,547,550)	(415,609,392)

Net increase (decrease)	33,049,464	$380,167,213

43

Notes to Financial Statements (Unaudited) (continued)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

44	MainStay High Yield Municipal Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay High Yield Municipal Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the

Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and

46	MainStay High Yield Municipal Bond Fund

their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances

47

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

48	MainStay High Yield Municipal Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record, once it is filed, will be available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q will be available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

49

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1652567 MS139-15	MSMHY10-06/15 NL0F5

MainStay ICAP Funds

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund(s) during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Summary Prospectus and/or Prospectus carefully before investing.

MainStay ICAP Equity Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.27 4.47%	3.18 9.19%	10.73 11.99%	7.27 7.88%	1.14 1.14%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.35 4.39	3.01 9.01	10.46 11.72	7.11 7.72	1.33 1.33
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3.05 4.00	7.20 8.19	10.88 10.88	6.91 6.91	2.08 2.08
Class I Shares	No Sales Charge		4.62	9.47	12.28	8.20	0.89
Class R1 Shares[4]	No Sales Charge		4.56	9.37	12.19	8.10	0.99
Class R2 Shares[4]	No Sales Charge		4.42	9.08	11.88	7.82	1.24
Class R3 Shares[4]	No Sales Charge		4.30	8.82	11.60	7.55	1.49

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP Equity Fund was renamed MainStay ICAP Equity Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these share classes would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Value Index[5]	2.89%	9.31%	13.39%	7.51%
S&P 500® Index[6]	4.40	12.98	14.33	8.32
Average Lipper Large-Cap Value Fund[7]	3.44	9.00	12.07	6.79

5.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The average Lipper large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap value funds typically have below average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay ICAP Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay ICAP Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,044.70	$5.78	$1,019.10	$5.71

Investor Class Shares	$1,000.00	$1,043.90	$6.69	$1,018.20	$6.61

Class C Shares	$1,000.00	$1,040.00	$10.47	$1,014.50	$10.34

Class I Shares	$1,000.00	$1,046.20	$4.52	$1,020.40	$4.46

Class R1 Shares	$1,000.00	$1,045.60	$5.02	$1,019.90	$4.96

Class R2 Shares	$1,000.00	$1,044.20	$6.28	$1,018.60	$6.21

Class R3 Shares	$1,000.00	$1,043.00	$7.55	$1,017.40	$7.45

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.14% for Class A, 1.32% for Investor Class, 2.07% for Class C, 0.89% for Class I, 0.99% for Class R1, 1.24% for Class R2 and 1.49% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of April 30, 2015 (Unaudited)

Media	11.6%
Banks	10.3
Capital Markets	8.7
Pharmaceuticals	7.4
Aerospace & Defense	6.0
Semiconductors & Semiconductor Equipment	5.7
Chemicals	5.1
Industrial Conglomerates	3.6
Oil, Gas & Consumable Fuels	3.6
Health Care Equipment & Supplies	3.2
Real Estate Investment Trusts	3.2
Auto Components	3.1
Internet Software & Services	3.1
Household Durables	3.0

Health Care Providers & Services	2.8%
Software	2.4
Communications Equipment	2.3
Hotels, Restaurants & Leisure	2.2
Wireless Telecommunication Services	2.2
Machinery	2.1
Diversified Financial Services	1.7
Biotechnology	1.6
Containers & Packaging	1.5
Energy Equipment & Services	1.4
Food Products	0.9
Short-Term Investment	2.7
Other Assets, Less Liabilities	–1.4

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2015 (excluding short-term investment) (Unaudited)

1.	Citigroup, Inc.
2.	Bank of America Corp.
3.	Occidental Petroleum Corp.
4.	General Electric Co.
5.	Monsanto Co.
6.	Comcast Corp. Class A
7.	Goldman Sachs Group, Inc. (The)
8.	Viacom, Inc. Class B
9.	Medtronic PLC
10.	Honeywell International, Inc.

8	MainStay ICAP Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas M. Cole, CFA, Andrew P. Starr, CFA, and Matthew T. Swanson, CFA, of Institutional Capital LLC (“ICAP”), the Fund’s Subadvisor.

How did MainStay ICAP Equity Fund perform relative to its benchmarks and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay ICAP Equity Fund returned 4.47% for Class A shares, 4.39% for Investor Class shares and 4.00% for Class C shares for the six months ended April 30, 2015. Over the same period, Class I shares returned 4.62%, Class R1 shares returned 4.56%, Class R2 shares returned 4.42% and Class R3 shares returned 4.30%. For the six months ended April 30, 2015, all share classes outperformed the 2.89% return of the Russell 1000® Value Index,1 which is the Fund’s primary benchmark. Over the same period, Class A, Class I, Class R1 and Class R2 shares outperformed—and Investor Class, Class C and Class R3 shares underperformed—the 4.40% return of the S&P 500® Index,1 which is the Fund’s secondary benchmark. For the six months ended April 30, 2015, all share classes outperformed the 3.44% return of the Average Lipper2 Large-Cap Value Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the Russell 1000® Value Index. Positive stock selection in the health care and industrials sectors added to relative performance. Stock selection in the consumer discretionary and energy sectors, however, detracted from relative performance. The Fund benefited from an overweight position relative to the Russell 1000® Value Index in the consumer discretionary sector, but an underweight position in the information technology sector modestly detracted from the Fund’s performance relative to the Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Value Index were health care, industrials and telecommunication services. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in all three sectors. The sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Value Index were consumer discretionary, materials and energy. Stock selection was the primary driver in each of these sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were health care company Valeant Pharmaceuticals International, aerospace manufacturer Boeing and diversified pharmaceutical company Pfizer. Valeant Pharmaceuticals is a company that we believe has a unique, shareholder-friendly approach. The company is an aggressive acquirer, and we believe that the integration of recent acquisition Bausch & Lomb, along with additional targets in the coming year, can drive earnings higher. The company recently announced the acquisition of specialty pharmaceutical company Salix in a deal that should add to earnings. Boeing has benefited from strong delivery growth and production-cost improvements for its 787 aircraft, which have led to a dramatic increase in free cash flow. Boeing is committed to returning 80% of free cash flow to shareholders. The company increased its dividend by 25% in December 2014 and initiated a $12 billion share buyback program. Boeing has a free cash flow yield around 9.5%, and we continue to find the stock attractively valued, although we have trimmed the position on recent strength. Pfizer has been restructuring its businesses over the past several years and cutting research and development expenses as it seeks to deploy capital more effectively. The company announced the acquisition of Hospira in the first quarter of 2015, which should add to earnings. Pfizer also received positive news on breast cancer drug Ibrance and has continued to return cash to shareholders through dividends and share repurchases. We trimmed the Fund’s position in Pfizer following a period of strength. All of these positions remained in the Fund at the end of the reporting period.

Primary detractors from the Fund’s absolute performance during the reporting period included oilfield services company Halliburton, North American natural gas producer Encana and data storage provider NetApp. Halliburton underperformed during the fourth quarter of 2014, as investors were concerned that falling oil prices would have an impact on customer spending. We sold the stock because of this risk and our belief that Halliburton’s announced acquisition of Baker Hughes was at a price high enough to weigh on the stock. Encana also lagged as energy prices fell during the fourth quarter of 2014. NetApp struggled to gain market share despite its product refresh, and the shift to cloud computing has lengthened the company’s sales cycle. We eliminated the Fund’s Encana and NetApp positions in favor of stocks that we believed had greater potential upside and were more attractive on a relative-valuation basis.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame. We initiated a new position in Qualcomm, a leader in wireless communications technology. Qualcomm had lagged as an investigation into its Chinese business has delayed royalty payments to the company. We believed that this would be resolved in the next six to 12 months and, once resolved, the company would collect payment. Overall, this controversy provided an opportunity to own a leading semiconductor company at an attractive price. We also added a position in derivatives exchange and clearing house Intercontinental Exchange. We believed that the company’s management would continue to lead the market in product innovation and favorably deploy capital through internal investments, mergers and acquisitions or returning capital to shareholders. We also believed that increasing market volatility might drive volume growth for the company. The Fund also added a position in Internet software & services company Google, which we believe has significant opportunities in secularly attractive end-markets that are growing 15% or more annually. Google’s chief strength is its dominant market position in search advertising, with more than 85% share worldwide (excluding China). We see upside potential given the expected increase in search and display spending as a percentage of advertising budgets, driven primarily by the shift toward mobile devices.

We sold the Fund’s positions in pharmacy retailer CVS Health and pharmaceutical company Bristol-Myers Squibb. We sold CVS Health after a period of strength in favor of stocks that we believed had greater potential upside and were more attractive on a relative-valuation basis. We sold Bristol-Myers Squibb after it neared our price target and showed limited upside potential.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the Russell 1000® Value Index in the information technology and financials sectors. In the information technology sector, the Fund increased its overweight position relative to the Index. The Fund increased its allocation to the financials sector, but the Fund’s position remained underweight relative to the Index. During the reporting period, the Fund decreased its sector weightings relative to the Russell 1000® Value Index in health care and utilities. In the health care sector, the Fund maintained an overweight position relative to the Index, but at a reduced level. In the utilities sector, the Fund moved to a position that was more substantially underweight relative to the Index.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2015, the Fund was most significantly overweight relative to the Russell 1000® Value Index in the consumer discretionary and information technology sectors. As of the same date, the Fund was most significantly underweight relative to the Index in the energy and consumer staples sectors. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay ICAP Equity Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value

Common Stocks 98.7%†
Aerospace & Defense 6.0%
Boeing Co. (The)	202,907	$29,084,689
♦Honeywell International, Inc.	327,069	33,007,804

		62,092,493

Auto Components 3.1%
Johnson Controls, Inc.	649,761	32,734,959

Banks 10.3%
♦Bank of America Corp.	2,424,757	38,626,379
♦Citigroup, Inc.	796,000	42,442,720
PNC Financial Services Group, Inc.	290,579	26,654,812

		107,723,911

Biotechnology 1.6%
Biogen, Inc. (a)	44,975	16,817,502

Capital Markets 8.7%
Ameriprise Financial, Inc.	240,789	30,166,046
♦Goldman Sachs Group, Inc. (The)	180,808	35,514,307
Northern Trust Corp.	346,805	25,368,786

		91,049,139

Chemicals 5.1%
♦Monsanto Co.	327,658	37,339,906
Mosaic Co. (The)	357,492	15,729,648

		53,069,554

Communications Equipment 2.3%
QUALCOMM, Inc.	351,033	23,870,244

Containers & Packaging 1.5%
Owens-Illinois, Inc. (a)	658,276	15,739,379

Diversified Financial Services 1.7%
Intercontinental Exchange, Inc.	79,911	17,942,417

Energy Equipment & Services 1.4%
Cameron International Corp. (a)	266,013	14,582,833

Food Products 0.9%
Tyson Foods, Inc. Class A	244,700	9,665,650

Health Care Equipment & Supplies 3.2%
♦Medtronic PLC	453,016	33,727,041

Health Care Providers & Services 2.8%
Express Scripts Holding Co. (a)	335,347	28,973,981

	Shares	Value

Hotels, Restaurants & Leisure 2.2%
Las Vegas Sands Corp.	438,600	$23,193,168

Household Durables 3.0%
Mohawk Industries, Inc. (a)	70,327	12,201,734
Whirlpool Corp.	110,225	19,355,510

		31,557,244

Industrial Conglomerates 3.6%
♦General Electric Co.	1,385,617	37,522,508

Internet Software & Services 3.1%
Google, Inc. Class C (a)	59,513	31,978,670

Machinery 2.1%
Pentair PLC	347,600	21,603,340

Media 11.6%
♦Comcast Corp. Class A	633,063	36,565,719
Liberty Media Corp. Class C (a)	344,863	13,087,551
Omnicom Group, Inc.	353,225	26,760,326
Time, Inc.	438,290	10,006,161
♦Viacom, Inc. Class B	497,952	34,582,766

		121,002,523

Oil, Gas & Consumable Fuels 3.6%
♦Occidental Petroleum Corp.	470,231	37,665,503

Pharmaceuticals 7.4%
Actavis PLC (a)	106,800	30,209,448
Pfizer, Inc.	816,295	27,696,890
Valeant Pharmaceuticals International, Inc. (a)	86,454	18,754,466

		76,660,804

Real Estate Investment Trusts 3.2%
American Tower Corp.	165,926	15,684,985
Crown Castle International Corp.	211,850	17,695,830

		33,380,815

Semiconductors & Semiconductor Equipment 5.7%
ASML Holding N.V., NY Registered Shares	141,061	15,099,170
Broadcom Corp. Class A	490,044	21,662,395
Texas Instruments, Inc.	415,996	22,551,143

		59,312,708

Software 2.4%
Oracle Corp.	581,888	25,381,954

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Wireless Telecommunication Services 2.2%
Vodafone Group PLC, Sponsored ADR	660,420	$23,246,784

Total Common Stocks (Cost $857,793,564)		1,030,495,124

	Principal Amount
Short-Term Investment 2.7%
Repurchase Agreement 2.7%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $28,508,302 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 11/2/22, with a Principal Amount of $29,435,000 and a Market Value of $29,081,721)	$28,508,302	28,508,302

Total Short-Term Investment (Cost $28,508,302)		28,508,302

Total Investments (Cost $886,301,866) (b)	101.4%	1,059,003,426
Other Assets, Less Liabilities	(1.4)	(14,498,200)
Net Assets	100.0%	$1,044,505,226
(a)	Non-income producing security.

(b)	As of April 30, 2015, cost was $893,132,029 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$186,818,458
Gross unrealized depreciation	(20,947,061)

Net unrealized appreciation	$165,871,397

The following abbreviation is used in the preceding pages:

ADR —American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,030,495,124	$—	$—	$1,030,495,124
Short-Term Investment
Repurchase Agreement	—	28,508,302	—	28,508,302

Total Investments in Securities	$1,030,495,124	$28,508,302	$—	$1,059,003,426

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $886,301,866)	$1,059,003,426
Receivables:
Investment securities sold	2,436,270
Dividends	946,706
Fund shares sold	671,436
Other assets	56,817

Total assets	1,063,114,655

Liabilities
Payables:
Investment securities purchased	17,326,879
Manager (See Note 3)	694,854
Fund shares redeemed	339,043
Transfer agent (See Note 3)	131,907
Shareholder communication	38,003
Professional fees	31,371
NYLIFE Distributors (See Note 3)	29,190
Custodian	3,504
Trustees	1,346
Accrued expenses	13,332

Total liabilities	18,609,429

Net assets	$1,044,505,226

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$20,165
Additional paid-in capital	761,641,761

761,661,926
Undistributed net investment income	2,269,940
Accumulated net realized gain (loss) on investments	107,871,800
Net unrealized appreciation (depreciation) on investments	172,701,560

Net assets	$1,044,505,226

Class A
Net assets applicable to outstanding shares	$45,618,873

Shares of beneficial interest outstanding	881,995

Net asset value per share outstanding	$51.72
Maximum sales charge (5.50% of offering price)	3.01

Maximum offering price per share outstanding	$54.73

Investor Class
Net assets applicable to outstanding shares	$14,859,064

Shares of beneficial interest outstanding	287,765

Net asset value per share outstanding	$51.64
Maximum sales charge (5.50% of offering price)	3.01

Maximum offering price per share outstanding	$54.65

Class C
Net assets applicable to outstanding shares	$14,235,566

Shares of beneficial interest outstanding	279,019

Net asset value and offering price per share outstanding	$51.02

Class I
Net assets applicable to outstanding shares	$942,533,393

Shares of beneficial interest outstanding	18,189,383

Net asset value and offering price per share outstanding	$51.82

Class R1
Net assets applicable to outstanding shares	$8,999,427

Shares of beneficial interest outstanding	173,580

Net asset value and offering price per share outstanding	$51.85

Class R2
Net assets applicable to outstanding shares	$14,814,184

Shares of beneficial interest outstanding	286,442

Net asset value and offering price per share outstanding	$51.72

Class R3
Net assets applicable to outstanding shares	$3,444,719

Shares of beneficial interest outstanding	66,761

Net asset value and offering price per share outstanding	$51.60

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$10,235,983

Expenses
Manager (See Note 3)	4,447,475
Transfer agent (See Note 3)	348,756
Distribution/Service—Class A (See Note 3)	59,182
Distribution/Service—Investor Class (See Note 3)	18,232
Distribution/Service—Class C (See Note 3)	73,458
Distribution/Service—Class R2 (See Note 3)	19,215
Distribution/Service—Class R3 (See Note 3)	8,512
Registration	47,901
Shareholder communication	41,784
Professional fees	38,996
Shareholder service (See Note 3)	14,136
Trustees	9,980
Custodian	8,102
Miscellaneous	18,413

Total expenses	5,154,142

Net investment income (loss)	5,081,841

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (b)	114,702,020
Net change in unrealized appreciation (depreciation) on investments	(68,351,950)

Net realized and unrealized gain (loss) on investments	46,350,070

Net increase (decrease) in net assets resulting from operations	$51,431,911

(a)	Dividends recorded net of foreign withholding taxes in the amount of $24,779.

(b)	Includes realized gain of $536,159 due to an in-kind redemption during the six-month period ended April 30, 2015. (See Note 9)

14	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,081,841	$25,809,600
Net realized gain (loss) on investments and foreign currency transactions (a)	114,702,020	143,281,149
Net change in unrealized appreciation (depreciation) on investments	(68,351,950)	(38,749,437)

Net increase (decrease) in net assets resulting from operations	51,431,911	130,341,312

Dividends and distributions to shareholders:
From net investment income:
Class A	(645,057)	(408,123)
Investor Class	(182,255)	(98,374)
Class C	(134,855)	(3,825)
Class I	(14,964,864)	(11,892,843)
Class R1	(129,875)	(99,923)
Class R2	(202,014)	(156,219)
Class R3	(38,287)	(20,186)

	(16,297,207)	(12,679,493)

From net realized gain on investments:
Class A	(3,819,164)	—
Investor Class	(1,139,719)	—
Class C	(1,174,066)	—
Class I	(81,950,332)	—
Class R1	(723,104)	—
Class R2	(1,243,873)	—
Class R3	(257,106)	—

	(90,307,364)	—

Total dividends and distributions to shareholders	(106,604,571)	(12,679,493)

Capital share transactions:
Net proceeds from sale of shares	78,419,289	291,772,244
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	103,625,440	12,330,710
Cost of shares redeemed (b)	(277,849,361)	(295,367,472)

Increase (decrease) in net assets derived from capital share transactions	(95,804,632)	8,735,482

Net increase (decrease) in net assets	(150,977,292)	126,397,301

	2015	2014
Net Assets
Beginning of period	1,195,482,518	1,069,085,217

End of period	$1,044,505,226	$1,195,482,518

Undistributed net investment income at end of period	$2,269,940	$13,485,306

(a)	Includes realized gain of $536,159 due to an in-kind redemption during the six-month period ended April 30, 2015. (See Note 9)

(b)	Includes an in-kind redemption in the amount of $19,718,366 during the six-month period ended April 30, 2015. (See Note 9)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$54.61		$49.27	$39.41	$35.07	$33.84	$29.89

Net investment income (loss) (a)	0.18		1.04	0.52	0.55	0.49	0.34
Net realized and unrealized gain (loss) on investments	1.99		4.76	9.87	4.34	1.19	3.96

Total from investment operations	2.17		5.80	10.39	4.89	1.68	4.30

Less dividends and distributions:
From net investment income	(0.73)		(0.46)	(0.53)	(0.55)	(0.45)	(0.35)
From net realized gain on investments	(4.33)		—	—	—	—	—

Total dividends and distributions	(5.06)		(0.46)	(0.53)	(0.55)	(0.45)	(0.35)

Net asset value at end of period	$51.72		$54.61	$49.27	$39.41	$35.07	$33.84

Total investment return (b)	4.47	%(c)	11.82%	26.56%	13.93%	4.94%	14.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.69	%††	1.99%	1.15%	1.46%	1.34%	1.08%
Net expenses	1.14	%††	1.14%	1.16%	1.17%	1.18%	1.18%
Portfolio turnover rate	35%		58%	50%	75%	74%	64%
Net assets at end of period (in 000’s)	$45,619		$47,925	$44,770	$29,809	$28,388	$24,138

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$54.53		$49.20	$39.34	$35.05	$33.81	$29.89

Net investment income (loss) (a)	0.13		0.97	0.43	0.46	0.37	0.22
Net realized and unrealized gain (loss) on investments	2.00		4.73	9.86	4.30	1.22	3.95

Total from investment operations	2.13		5.70	10.29	4.76	1.59	4.17

Less dividends and distributions:
From net investment income	(0.69)		(0.37)	(0.43)	(0.47)	(0.35)	(0.25)
From net realized gain on investments	(4.33)		—	—	—	—	—

Total dividends and distributions	(5.02)		(0.37)	(0.43)	(0.47)	(0.35)	(0.25)

Net asset value at end of period	$51.64		$54.53	$49.20	$39.34	$35.05	$33.81

Total investment return (b)	4.39	%(c)	11.61%	26.30%	13.61%	4.67%	14.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.51	%††	1.85%	0.96%	1.22%	1.01%	0.69%
Net expenses	1.32	%††	1.33%	1.38%	1.43%	1.46%	1.56%
Portfolio turnover rate	35%		58%	50%	75%	74%	64%
Net assets at end of period (in 000’s)	$14,859		$14,297	$13,829	$11,979	$11,633	$12,036

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

16	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$53.94		$48.71	$38.97	$34.78	$33.59	$29.78

Net investment income (loss) (a)	(0.06)		0.56	0.08	0.17	0.09	(0.02)
Net realized and unrealized gain (loss) on investments	1.97		4.69	9.77	4.28	1.21	3.93

Total from investment operations	1.91		5.25	9.85	4.45	1.30	3.91

Less dividends and distributions:
From net investment income	(0.50)		(0.02)	(0.11)	(0.26)	(0.11)	(0.10)
From net realized gain on investments	(4.33)		—	—	—	—	—

Total dividends and distributions	(4.83)		(0.02)	(0.11)	(0.26)	(0.11)	(0.10)

Net asset value at end of period	$51.02		$53.94	$48.71	$38.97	$34.78	$33.59

Total investment return (b)	4.00	% (c)	10.77%	25.36%	12.77%	3.86%	13.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.24	%)††	1.08%	0.19%	0.44%	0.26%	(0.07%)
Net expenses	2.07	% ††	2.08%	2.13%	2.18%	2.21%	2.31%
Portfolio turnover rate	35%		58%	50%	75%	74%	64%
Net assets at end of period (in 000’s)	$14,236		$13,942	$11,696	$8,620	$7,872	$6,825

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$54.70		$49.35	$39.47	$35.12	$33.89	$29.93

Net investment income (loss) (a)	0.25		1.18	0.64	0.65	0.57	0.43
Net realized and unrealized gain (loss) on investments	2.00		4.76	9.89	4.34	1.22	3.96

Total from investment operations	2.25		5.94	10.53	4.99	1.79	4.39

Less dividends and distributions:
From net investment income	(0.80)		(0.59)	(0.65)	(0.64)	(0.56)	(0.43)
From net realized gain on investments	(4.33)		—	—	—	—	—

Total dividends and distributions	(5.13)		(0.59)	(0.65)	(0.64)	(0.56)	(0.43)

Net asset value at end of period	$51.82		$54.70	$49.35	$39.47	$35.12	$33.89

Total investment return (b)	4.62	%(c)	12.09%	26.90%	14.23%	5.23%	14.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.95	%††	2.25%	1.44%	1.72%	1.57%	1.35%
Net expenses	0.89	%††	0.89%	0.90%	0.90%	0.90%	0.90%
Expenses (before waiver/reimbursement)	0.89	%††	0.89%	0.91%	0.92%	0.93%	0.93%
Portfolio turnover rate	35%		58%	50%	75%	74%	64%
Net assets at end of period (in 000’s)	$942,533		$1,089,935	$965,386	$809,605	$725,422	$801,517

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R1	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$54.73		$49.37	$39.49	$35.14	$33.91	$29.94

Net investment income (loss) (a)	0.22		1.09	0.59	0.63	0.53	0.40
Net realized and unrealized gain (loss) on investments	2.00		4.81	9.90	4.33	1.22	3.97

Total from investment operations	2.22		5.90	10.49	4.96	1.75	4.37

Less dividends and distributions:
From net investment income	(0.77)		(0.54)	(0.61)	(0.61)	(0.52)	(0.40)
From net realized gain on investments	(4.33)		—	—	—	—	—

Total dividends and distributions	(5.10)		(0.54)	(0.61)	(0.61)	(0.52)	(0.40)

Net asset value at end of period	$51.85		$54.73	$49.37	$39.49	$35.14	$33.91

Total investment return (b)	4.56	%(c)	11.97%	26.80%	14.13%	5.14%	14.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.86	%††	2.08%	1.32%	1.65%	1.47%	1.24%
Net expenses	0.99	%††	0.99%	0.99%	0.99%	0.99%	1.01%
Expenses (before waiver/reimbursement)	0.99	%††	0.99%	1.01%	1.02%	1.03%	1.03%
Portfolio turnover rate	35%		58%	50%	75%	74%	64%
Net assets at end of period (in 000’s)	$8,999		$10,434	$8,744	$4,658	$3,869	$3,351

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class R2	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$54.60		$49.27	$39.40	$35.08	$33.85	$29.90

Net investment income (loss) (a)	0.16		1.04	0.47	0.47	0.44	0.30
Net realized and unrealized gain (loss) on investments	1.99		4.70	9.89	4.37	1.21	3.97

Total from investment operations	2.15		5.74	10.36	4.84	1.65	4.27

Less dividends and distributions:
From net investment income	(0.70)		(0.41)	(0.49)	(0.52)	(0.42)	(0.32)
From net realized gain on investments	(4.33)		—	—	—	—	—

Total dividends and distributions	(5.03)		(0.41)	(0.49)	(0.52)	(0.42)	(0.32)

Net asset value at end of period	$51.72		$54.60	$49.27	$39.40	$35.08	$33.85

Total investment return (b)	4.42	%(c)	11.70%	26.44%	13.82%	4.84%	14.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60	%††	1.99%	1.05%	1.24%	1.22%	0.93%
Net expenses	1.24	%††	1.24%	1.26%	1.27%	1.28%	1.28%
Portfolio turnover rate	35%		58%	50%	75%	74%	64%
Net assets at end of period (in 000’s)	$14,814		$15,618	$21,208	$12,618	$6,096	$4,313

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

18	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R3	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$54.49		$49.16	$39.32	$35.04	$33.81	$29.89

Net investment income (loss) (a)	0.09		0.91	0.38	0.43	0.33	0.22
Net realized and unrealized gain (loss) on investments	1.99		4.70	9.84	4.30	1.23	3.97

Total from investment operations	2.08		5.61	10.22	4.73	1.56	4.19

Less dividends and distributions:
From net investment income	(0.64)		(0.28)	(0.38)	(0.45)	(0.33)	(0.27)
From net realized gain on investments	(4.33)		—	—	—	—	—

Total dividends and distributions	(4.97)		(0.28)	(0.38)	(0.45)	(0.33)	(0.27)

Net asset value at end of period	$51.60		$54.49	$49.16	$39.32	$35.04	$33.81

Total investment return (b)	4.30	%(c)	11.43%	26.11%	13.52%	4.59%	14.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.34	%††	1.75%	0.85%	1.15%	0.92%	0.70%
Net expenses	1.49	%††	1.49%	1.51%	1.52%	1.53%	1.53%
Portfolio turnover rate	35%		58%	50%	75%	74%	64%
Net assets at end of period (in 000’s)	$3,445		$3,330	$3,452	$2,972	$2,864	$2,257

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

MainStay ICAP Select Equity Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	–1.37%	2.51%	10.22%	7.25%	1.23%
		Excluding sales charges	4.37	8.48	11.48	7.86	1.23
Investor Class Shares[3]	Maximum 5.5% I nitial Sales Charge	With sales charges	–1.44	2.34	9.98	7.09	1.35
		Excluding sales charges	4.30	8.30	11.23	7.70	1.35
Class B Shares[5]	Maximum 5% CDSC	With sales charges	–0.59	2.84	10.13	6.90	2.10
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	3.91	7.49	10.40	6.90	2.10
Class C Shares[4]	Maximum 1% CDSC	With sales charges	3.01	6.56	10.40	6.90	2.10
	if Redeemed Within One Year of Purchase	Excluding sales charges	3.91	7.49	10.40	6.90	2.10
Class I Shares	No Sales Charge		4.51	8.78	11.78	8.16	0.98
Class R1 Shares[4]	No Sales Charge		4.48	8.68	11.65	8.04	1.08
Class R2 Shares[4]	No Sales Charge		4.35	8.42	11.37	7.77	1.33
Class R3 Shares[4]	No Sales Charge		4.18	8.04	11.03	7.47	1.58
Class R6 Shares[6]	No Sales Charge		4.57	8.89	11.82	8.18	0.82

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP Select Equity Fund was renamed MainStay ICAP Select Equity Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class shares would likely have been different.
4.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these share classes would likely have been different.
5.	Performance figures for Class B shares, first offered on November 13, 2009, include the historical performance of Class I shares through November 12, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Class B shares would likely have been different.
6.	Performance figures for Class R6 shares, first offered on June 17, 2013, include the historical performance of Class I shares through June 16, 2013.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay ICAP Select Equity Fund

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Value Index[7]	2.89%	9.31%	13.39%	7.51%
S&P 500® Index[8]	4.40	12.98	14.33	8.32
Average Lipper Large-Cap Value Fund[9]	3.44	9.00	12.07	6.79

Performance for Class R6 shares would likely have been different because of differences in expenses attributable to each share class.
7.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9.

The average Lipper large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap value funds typically have below average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

21

Cost in Dollars of a $1,000 Investment in MainStay ICAP Select Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,043.70	$5.98	$1,018.90	$5.91

Investor Class Shares	$1,000.00	$1,043.00	$6.84	$1,018.10	$6.76

Class B Shares	$1,000.00	$1,039.10	$10.62	$1,014.40	$10.49

Class C Shares	$1,000.00	$1,039.10	$10.62	$1,014.40	$10.49

Class I Shares	$1,000.00	$1,045.10	$4.56	$1,020.30	$4.51

Class R1 Shares	$1,000.00	$1,044.80	$5.07	$1,019.80	$5.01

Class R2 Shares	$1,000.00	$1,043.50	$6.33	$1,018.60	$6.26

Class R3 Shares	$1,000.00	$1,041.80	$8.00	$1,017.00	$7.90

Class R6 Shares	$1,000.00	$1,045.70	$4.21	$1,020.70	$4.16

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.18% for Class A, 1.35% for Investor Class, 2.10% for Class B and Class C, 0.90% for Class I, 1.00% for Class R1, 1.25% for Class R2, 1.58% for Class R3 and 0.83% for Class R6) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

22	MainStay ICAP Select Equity Fund

Industry Composition as of April 30, 2015 (Unaudited)

Capital Markets	11.4%
Media	10.5
Banks	9.7
Pharmaceuticals	9.5
Aerospace & Defense	6.3
Chemicals	6.0
Health Care Equipment & Supplies	4.9
Industrial Conglomerates	4.9
Oil, Gas & Consumable Fuels	4.3
Semiconductors & Semiconductor Equipment	4.0
Internet Software & Services	3.9
Auto Components	3.8

Software	3.3%
Health Care Providers & Services	3.2
Communications Equipment	2.7
Machinery	2.6
Hotels, Restaurants & Leisure	2.4
Household Durables	1.8
Biotechnology	1.7
Energy Equipment & Services	1.6
Short-Term Investment	1.9
Other Assets, Less Liabilities	–0.4

100.0%

See Portfolio of Investments beginning on page 26 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2015 (excluding short-term investment) (Unaudited)

1.	Medtronic PLC

2.	Bank of America Corp.

3.	General Electric Co.

4.	Citigroup, Inc.

5.	Comcast Corp. Class A
6.	Occidental Petroleum Corp.

7.	Goldman Sachs Group, Inc. (The)

8.	Monsanto Co.

9.	Viacom, Inc. Class B

10.	Google, Inc. Class C

23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas M. Cole, CFA, Andrew P. Starr, CFA, and Matthew T. Swanson, CFA, of Institutional Capital LLC (“ICAP”), the Fund’s Subadvisor.

How did MainStay ICAP Select Equity Fund perform relative to its benchmarks and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay ICAP Select Equity Fund returned 4.37% for Class A shares, 4.30% for Investor Class shares and 3.91% for Class B shares and Class C shares for the six months ended April 30, 2015. Over the same period, Class I shares returned 4.51%, Class R1 shares returned 4.48%, Class R2 shares returned 4.35%, Class R3 shares returned 4.18% and Class R6 shares returned 4.57%. For the six months ended April 30, 2015, all share classes outperformed the 2.89% return of the Russell 1000® Value Index,1 which is the Fund’s primary benchmark. Over the same period, Class I, Class R1 and Class R6 shares outperformed—and Class A, Investor Class, Class B, Class C, Class R2 and Class R3 shares underperformed—the 4.40% return of the S&P 500® Index,1 which is the Fund’s secondary benchmark. For the six months ended April 30, 2015, all share classes outperformed the 3.44% return of the Average Lipper2 Large-Cap Value Fund. See page 20 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the Russell 1000® Value Index. Positive stock selection in the health care and industrials sectors added to relative performance. Stock selection in the consumer discretionary and energy sectors, however, detracted from relative performance. The Fund benefited from an overweight position relative to the Russell 1000® Value Index in the consumer discretionary sector, but an underweight position in the information technology sector detracted from the Fund’s performance relative to the Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Value Index were health care, industrials and information technology. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in all three sectors. The sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Value Index were consumer discretionary, materials and financials. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were health care company Valeant Pharmaceuticals International, aerospace manufacturer Boeing and diversified pharmaceutical company Pfizer. We believe that Valeant Pharmaceuticals is a company with a unique, shareholder-friendly approach. The company is an aggressive acquirer, and we believe that the integration of recent acquisition Bausch & Lomb, along with additional targets in the coming year, can drive earnings higher. The company recently announced the acquisition of specialty pharmaceutical firm Salix in a deal that we believe may add to earnings. Boeing has benefited from strong delivery growth and production-cost improvements for its 787 aricraft, which have led to a dramatic increase in free cash flow. Boeing is committed to returning 80% of free cash flow to shareholders. The company increased its dividend by 25% in December 2014 and initiated a $12 billion share buyback program. Boeing has a free cash flow yield around 9.5%, and we continue to find the stock attractively valued, although we have trimmed the position on recent strength. Pfizer has been restructuring its businesses over the past several years and cutting research and development expense as it seeks to deploy capital more effectively. The company announced the acquisition of Hospira in the first quarter of 2015, which should add to earnings. Pfizer also received positive news on breast cancer drug Ibrance and has continued to return cash to shareholders through dividends and share repurchases. We trimmed the position following a period of strength. All of these positions remained in the Fund at the end of the reporting period.

Primary detractors from the Fund’s absolute performance during the reporting period included oilfield services provider Halliburton, data storage provider NetApp and diversified financial services company Bank of America. Halliburton underperformed during the fourth quarter of 2014, as investors were concerned that falling oil prices would have an impact on customer spending. We sold the stock because of this risk and because we believed that Halliburton’s announced acquisition of Baker Hughes was at a price high enough to weigh on the stock. NetApp struggled to gain market share despite its product refresh, and the shift to cloud computing has lengthened the company’s sales cycle. We eliminated the NetApp position in favor of stocks that we believed had greater potential upside and were more attractive on a relative-valuation basis. Bank of America lagged as a result of lighter-than-expected revenues and pressure from falling interest rates. We believe that the

1.	See footnote on page 21 for more information on this index.
2.	See footnote on page 21 for more information on Lipper Inc.

24	MainStay ICAP Select Equity Fund

company is making tangible progress on expenses, with both core and legacy costs declining. The position remained in the Fund at the end of the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

We initiated a new position in international oil and gas producer Occidental Petroleum. The company is in the midst of a portfolio restructuring that we believed would create value, leaving the company with an attractive profile of production growth, cash flow generation and high returns on capital. We also added a position in specialty pharmaceutical company Actavis. The company is the product of several mergers and acquisitions over the past few years. In the fourth quarter of 2014, Actavis announced a deal to acquire Allergan, which we believe should add substantially to earnings. We believe that the stock will benefit from the integration of Allergan and from increased product pipeline visibility. The Fund also added a position in Internet software & services company Google, which we believed had significant opportunities in secularly attractive end-markets that are growing 15% or more annually. Google’s chief strength is its dominant market position in search advertising, with more than 85% share worldwide (excluding China). We see upside potential given the expected increase in search and display spending as a percentage of advertising budgets, driven primarily by the shift toward mobile devices.

We sold the Fund’s positions in pharmacy retailer CVS Health and pharmaceutical company Bristol-Myers Squibb. We sold

CVS Health after a period of strength in favor of stocks that we believed had greater potential upside and were more attractive on a relative-valuation basis. We sold Bristol-Myers Squibb after it neared our price target and showed limited upside potential.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the Russell 1000® Value Index in the information technology and industrials sectors. In each case, the Fund increased its overweight position relative to the Index. During the reporting period, the Fund decreased its sector weightings relative to the Russell 1000® Value Index in health care and utilities. In the health care sector, the Fund reduced the degree to which it was overweight relative to the Index. In the utilities sector, the Fund moved to a more substantially underweight position relative to the Index.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2015, the Fund was most significantly overweight relative to the Russell 1000® Value Index in the consumer discretionary and health care sectors. As of the same date, the Fund was most significantly underweight relative to the Index in the financials and consumer staples sectors. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

25

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value

Common Stocks 98.5%†
Aerospace & Defense 6.3%
Boeing Co. (The)	968,650	$138,846,291
Honeywell International, Inc.	1,353,800	136,625,496

		275,471,787

Auto Components 3.8%
Johnson Controls, Inc.	3,326,925	167,610,482

Banks 9.7%
♦Bank of America Corp.	13,389,550	213,295,532
♦Citigroup, Inc.	3,945,857	210,393,095

		423,688,627

Biotechnology 1.7%
Biogen, Inc. (a)	200,070	74,812,175

Capital Markets 11.4%
Ameriprise Financial, Inc.	1,247,725	156,314,988
♦Goldman Sachs Group, Inc. (The)	937,700	184,183,034
Northern Trust Corp.	2,124,061	155,375,062

		495,873,084

Chemicals 6.0%
♦Monsanto Co.	1,607,153	183,151,156
Mosaic Co. (The)	1,745,350	76,795,400

		259,946,556

Communications Equipment 2.7%
QUALCOMM, Inc.	1,712,100	116,422,800

Energy Equipment & Services 1.6%
Cameron International Corp. (a)	1,244,225	68,208,415

Health Care Equipment & Supplies 4.9%
♦Medtronic PLC	2,884,203	214,728,913

Health Care Providers & Services 3.2%
Express Scripts Holding Co. (a)	1,612,250	139,298,400

Hotels, Restaurants & Leisure 2.4%
Las Vegas Sands Corp.	1,998,700	105,691,256

Household Durables 1.8%
Whirlpool Corp.	459,675	80,718,930

Industrial Conglomerates 4.9%
♦General Electric Co.	7,813,115	211,579,154

	Shares	Value

Internet Software & Services 3.9%
♦Google, Inc. Class C (a)	318,196	$170,979,469

Machinery 2.6%
Pentair PLC	1,817,000	112,926,550

Media 10.5%
♦Comcast Corp. Class A	3,482,050	201,123,208
Liberty Media Corp. Class C (a)	2,182,050	82,808,798
♦Viacom, Inc. Class B	2,525,894	175,423,338

		459,355,344

Oil, Gas & Consumable Fuels 4.3%
♦Occidental Petroleum Corp.	2,316,050	185,515,605

Pharmaceuticals 9.5%
Actavis PLC (a)	559,200	158,175,312
Pfizer, Inc.	4,560,453	154,736,170
Valeant Pharmaceuticals International, Inc. (a)	473,875	102,797,704

		415,709,186

Semiconductors & Semiconductor Equipment 4.0%
ASML Holding N.V., NY Registered Shares	564,250	60,397,320
Texas Instruments, Inc.	2,077,650	112,629,406

		173,026,726

Software 3.3%
Oracle Corp.	3,332,050	145,344,021

Total Common Stocks (Cost $3,589,622,587)		4,296,907,480

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2015, excluding short-term investment. May be subject to change daily.

26	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 1.9%
Repurchase Agreement 1.9%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $80,303,590 (Collateralized by Government Agency securities with rates between 1.96% and 2.14%, and a maturity date of 11/7/22, with a Principal Amount of $82,290,000 and a Market Value of $81,910,391)	$80,303,590	$80,303,590

Total Short-Term Investment (Cost $80,303,590)		80,303,590

Total Investments (Cost $3,669,926,177) (b)	100.4%	4,377,211,070
Other Assets, Less Liabilities	(0.4)	(16,656,229)
Net Assets	100.0%	$4,360,554,841
(a)	Non-income producing security.

(b)	As of April 30, 2015, cost was $3,690,520,413 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$773,857,785
Gross unrealized depreciation	(87,167,128)

Net unrealized appreciation	$686,690,657

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$4,296,907,480	$—	$—	$4,296,907,480
Short-Term Investment
Repurchase Agreement	—	80,303,590	—	80,303,590

Total Investments in Securities	$4,296,907,480	$80,303,590	$—	$4,377,211,070

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $3,669,926,177)	$4,377,211,070
Receivables:
Investment securities sold	23,226,382
Fund shares sold	6,148,158
Dividends and interest	3,412,762
Other assets	164,727

Total assets	4,410,163,099

Liabilities
Payables:
Investment securities purchased	38,493,725
Fund shares redeemed	6,168,266
Manager (See Note 3)	2,794,105
Transfer agent (See Note 3)	1,439,942
NYLIFE Distributors (See Note 3)	330,802
Shareholder communication	283,126
Professional fees	48,707
Trustees	6,172
Accrued expenses	43,413

Total liabilities	49,608,258

Net assets	$4,360,554,841

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$93,943
Additional paid-in capital	3,310,982,519

3,311,076,462
Distributions in excess of net investment income	(506,662)
Accumulated net realized gain (loss) on investments	342,700,148
Net unrealized appreciation (depreciation) on investments	707,284,893

Net assets	$4,360,554,841

Class A
Net assets applicable to outstanding shares	$642,633,400

Shares of beneficial interest outstanding	13,860,871

Net asset value per share outstanding	$46.36
Maximum sales charge (5.50% of offering price)	2.70

Maximum offering price per share outstanding	$49.06

Investor Class
Net assets applicable to outstanding shares	$187,973,343

Shares of beneficial interest outstanding	4,054,618

Net asset value per share outstanding	$46.36
Maximum sales charge (5.50% of offering price)	2.70

Maximum offering price per share outstanding	$49.06

Class B
Net assets applicable to outstanding shares	$44,546,250

Shares of beneficial interest outstanding	970,492

Net asset value and offering price per share outstanding	$45.90

Class C
Net assets applicable to outstanding shares	$100,469,600

Shares of beneficial interest outstanding	2,189,368

Net asset value and offering price per share outstanding	$45.89

Class I
Net assets applicable to outstanding shares	$3,172,871,033

Shares of beneficial interest outstanding	68,300,634

Net asset value and offering price per share outstanding	$46.45

Class R1
Net assets applicable to outstanding shares	$48,995,348

Shares of beneficial interest outstanding	1,054,275

Net asset value and offering price per share outstanding	$46.47

Class R2
Net assets applicable to outstanding shares	$26,456,082

Shares of beneficial interest outstanding	570,603

Net asset value and offering price per share outstanding	$46.37

Class R3
Net assets applicable to outstanding shares	$13,017,795

Shares of beneficial interest outstanding	281,228

Net asset value and offering price per share outstanding	$46.29

Class R6
Net assets applicable to outstanding shares	$123,591,990

Shares of beneficial interest outstanding	2,660,917

Net asset value and offering price per share outstanding	$46.45

28	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$42,049,540
Interest	2,706

Total income	42,052,246

Expenses
Manager (See Note 3)	18,558,194
Transfer agent (See Note 3)	3,615,808
Distribution/Service—Class A (See Note 3)	1,000,150
Distribution/Service—Investor Class (See Note 3)	236,708
Distribution/Service—Class B (See Note 3)	230,863
Distribution/Service—Class C (See Note 3)	522,254
Distribution/Service—Class R2 (See Note 3)	33,425
Distribution/Service—Class R3 (See Note 3)	31,860
Shareholder communication	266,533
Registration	100,729
Professional fees	92,596
Shareholder service (See Note 3)	45,294
Trustees	43,259
Custodian	19,699
Miscellaneous	69,467

Total expenses before waiver/reimbursement	24,866,839
Expense waiver/reimbursement from Manager (See Note 3)	(1,470,045)

Net expenses	23,396,794

Net investment income (loss)	18,655,452

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	393,527,908
Net change in unrealized appreciation (depreciation) on investments	(204,385,910)

Net realized and unrealized gain (loss) on investments	189,141,998

Net increase (decrease) in net assets resulting from operations	$207,797,450

(a)	Dividends recorded net of foreign withholding taxes in the amount of $83,540.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$18,655,452	$133,049,659
Net realized gain (loss) on investments	393,527,908	772,993,609
Net change in unrealized appreciation (depreciation) on investments	(204,385,910)	(352,983,811)

Net increase (decrease) in net assets resulting from operations	207,797,450	553,059,457

Dividends and distributions to shareholders:
From net investment income:
Class A	(15,742,758)	(7,925,918)
Investor Class	(3,551,625)	(1,513,117)
Class B	(701,452)	(21,125)
Class C	(1,624,108)	(46,291)
Class I	(70,564,428)	(47,397,446)
Class R1	(1,047,531)	(621,602)
Class R2	(511,142)	(266,530)
Class R3	(218,912)	(72,270)
Class R6	(2,168,557)	(613,461)

	(96,130,513)	(58,477,760)

From net realized gain on investments:
Class A	(93,563,698)	—
Investor Class	(22,074,808)	—
Class B	(5,420,836)	—
Class C	(12,469,628)	—
Class I	(395,355,549)	—
Class R1	(5,997,721)	—
Class R2	(3,100,515)	—
Class R3	(1,454,977)	—
Class R6	(11,434,598)	—

	(550,872,330)	—

Total dividends and distributions to shareholders	(647,002,843)	(58,477,760)

Capital share transactions:
Net proceeds from sale of shares (a)	400,828,094	1,153,078,426
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	613,526,015	55,882,205
Cost of shares redeemed	(1,081,778,349)	(1,909,740,906)

Increase (decrease) in net assets derived from capital share transactions	(67,424,240)	(700,780,275)

Net increase (decrease) in net assets	(506,629,633)	(206,198,578)

	2015	2014
Net Assets
Beginning of period	4,867,184,474	5,073,383,052

End of period	$4,360,554,841	$4,867,184,474

Undistributed (distributions in excess of) net investment income at end of period	$(506,662)	$76,968,399

(a)	Includes in-kind purchases in the amount of $21,133,956 during the year ended October 31, 2014. (See Note 9)

30	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2015*		Year ended October 31,
Class A			2014	2013	2012	2011	2010
Net asset value at beginning of period	$51.47		$46.84	$37.41	$33.42	$33.07	$28.69

Net investment income (loss)	0.15	(a)	1.16 (a)	0.51 (a)	0.54 (a)	0.46	0.31 (a)
Net realized and unrealized gain (loss) on investments	1.73		3.93	9.43	4.01	0.33	4.38

Total from investment operations	1.88		5.09	9.94	4.55	0.79	4.69

Less dividends and distributions:
From net investment income	(1.00)		(0.46)	(0.51)	(0.56)	(0.44)	(0.31)
From net realized gain on investments	(5.99)		—	—	—	—	—

Total dividends and distributions	(6.99)		(0.46)	(0.51)	(0.56)	(0.44)	(0.31)

Net asset value at end of period	$46.36		$51.47	$46.84	$37.41	$33.42	$33.07

Total investment return (b)	4.37	%(c)	10.91%	26.73%	13.71%	2.35%	16.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.62	%††	2.35%	1.20%	1.50%	1.33%	1.01%
Net expenses	1.18	%††	1.18%	1.18%	1.18%	1.18%	1.18%
Expenses (before waiver/reimbursement)	1.23	%††	1.23%	1.23%	1.25%	1.21%	1.23%
Portfolio turnover rate	39%		65%	55%	64%	71%	55%
Net assets at end of period (in 000’s)	$642,633		$810,780	$831,352	$606,575	$542,404	$478,386

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30, 2015*		Year ended October 31,
Investor Class			2014	2013	2012	2011	2010
Net asset value at beginning of period	$51.46		$46.84	$37.41	$33.41	$33.06	$28.68

Net investment income (loss)	0.11	(a)	1.08 (a)	0.43 (a)	0.46 (a)	0.38	0.22 (a)
Net realized and unrealized gain (loss) on investments	1.73		3.93	9.42	4.01	0.32	4.38

Total from investment operations	1.84		5.01	9.85	4.47	0.70	4.60

Less dividends and distributions:
From net investment income	(0.95)		(0.39)	(0.42)	(0.47)	(0.35)	(0.22)
From net realized gain on investments	(5.99)		—	—	—	—	—

Total dividends and distributions	(6.94)		(0.39)	(0.42)	(0.47)	(0.35)	(0.22)

Net asset value at end of period	$46.36		$51.46	$46.84	$37.41	$33.41	$33.06

Total investment return (b)	4.30	%(c)	10.72%	26.46%	13.46%	2.08%	16.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.47	%††	2.18%	1.02%	1.28%	1.08%	0.71%
Net expenses	1.35	%††	1.35%	1.38%	1.43%	1.43%	1.47%
Expenses (before waiver/reimbursement)	1.35	%††	1.35%	1.38%	1.43%	1.43%	1.51%
Portfolio turnover rate	39%		65%	55%	64%	71%	55%
Net assets at end of period (in 000’s)	$187,973		$190,461	$195,120	$177,880	$181,060	$185,828

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2015*		Year ended October 31,				November 13, 2009** through October 31, 2010
Class B			2014	2013	2012	2011
Net asset value at beginning of period	$51.02		$46.44	$37.10	$33.15	$32.84	$29.93

Net investment income (loss)	(0.07	) (a)	0.73 (a)	0.12 (a)	0.21 (a)	0.10	(0.01	) (a)
Net realized and unrealized gain (loss) on investments	1.72		3.87	9.33	3.95	0.34	2.99

Total from investment operations	1.65		4.60	9.45	4.16	0.44	2.98

Less dividends and distributions:
From net investment income	(0.78)		(0.02)	(0.11)	(0.21)	(0.13)	(0.07)
From net realized gain on investments	(5.99)		—	—	—	—	—

Total dividends	(6.77)		(0.02)	(0.11)	(0.21)	(0.13)	(0.07)

Net asset value at end of period	$45.90		$51.02	$46.44	$37.10	$33.15	$32.84

Total investment return (b)	3.91	% (c)	9.91%	25.51%	12.60%	1.32%	9.98	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.28	%)††	1.48%	0.29%	0.59%	0.35%	(0.04	%)††
Net expenses	2.10	% ††	2.10%	2.13%	2.18%	2.18%	2.22	% ††
Expenses (before waiver/reimbursement)	2.10	% ††	2.10%	2.13%	2.18%	2.18%	2.26	% ††
Portfolio turnover rate	39%		65%	55%	64%	71%	55%
Net assets at end of period (in 000’s)	$44,546		$47,317	$51,682	$52,558	$64,649	$85,952

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30, 2015*		Year ended October 31,
Class C			2014	2013	2012	2011	2010
Net asset value at beginning of period	$51.01		$46.43	$37.10	$33.15	$32.84	$28.56

Net investment income (loss)	(0.07	) (a)	0.70 (a)	0.11 (a)	0.19 (a)	0.12	(0.01	) (a)
Net realized and unrealized gain (loss) on investments	1.71		3.90	9.33	3.97	0.33	4.36

Total from investment operations	1.64		4.60	9.44	4.16	0.45	4.35

Less dividends and distributions:
From net investment income	(0.78)		(0.02)	(0.11)	(0.21)	(0.14)	(0.07)
From net realized gain on investments	(5.99)		—	—	—	—	—

Total dividends and distributions	(6.77)		(0.02)	(0.11)	(0.21)	(0.14)	(0.07)

Net asset value at end of period	$45.88		$51.01	$46.43	$37.10	$33.15	$32.84

Total investment return (b)	3.91	% (c)	9.91%	25.49%	12.60%	1.32%	15.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.29	%)††	1.43%	0.26%	0.53%	0.34%	(0.02%)
Net expenses	2.10	% ††	2.10%	2.13%	2.18%	2.18%	2.22%
Expenses (before waiver/reimbursement)	2.10	% ††	2.10%	2.13%	2.18%	2.18%	2.26%
Portfolio turnover rate	39%		65%	55%	64%	71%	55%
Net assets at end of period (in 000’s)	$100,470		$107,146	$109,501	$95,321	$95,887	$95,241

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

32	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2015*		Year ended October 31,
Class I			2014	2013	2012	2011	2010
Net asset value at beginning of period	$51.56		$46.92	$37.48	$33.47	$33.12	$28.74

Net investment income (loss)	0.22	(a)	1.31 (a)	0.63 (a)	0.65 (a)	0.55	0.41 (a)
Net realized and unrealized gain (loss) on investments	1.72		3.93	9.44	4.02	0.34	4.37

Total from investment operations	1.94		5.24	10.07	4.67	0.89	4.78

Less dividends and distributions:
From net investment income	(1.06)		(0.60)	(0.63)	(0.66)	(0.54)	(0.40)
From net realized gain on investments	(5.99)		—	—	—	—	—

Total dividends and distributions	(7.05)		(0.60)	(0.63)	(0.66)	(0.54)	(0.40)

Net asset value at end of period	$46.45		$51.56	$46.92	$37.48	$33.47	$33.12

Total investment return (b)	4.51	%(c)	11.23%	27.06%	14.07%	2.63%	16.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.92	%††	2.64%	1.48%	1.81%	1.61%	1.32%
Net expenses	0.90	%††	0.90%	0.90%	0.90%	0.90%	0.90%
Expenses (before waiver/reimbursement)	0.98	%††	0.98%	0.98%	1.00%	0.96%	0.98%
Portfolio turnover rate	39%		65%	55%	64%	71%	55%
Net assets at end of period (in 000’s)	$3,172,871		$3,522,230	$3,810,280	$2,892,113	$2,702,189	$2,041,651

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	Six months ended April 30, 2015*		Year ended October 31,
Class R1			2014	2013	2012	2011	2010
Net asset value at beginning of period	$51.57		$46.93	$37.49	$33.48	$33.13	$28.74

Net investment income (loss)	0.19	(a)	1.28 (a)	0.59 (a)	0.59 (a)	0.51	0.35 (a)
Net realized and unrealized gain (loss) on investments	1.74		3.91	9.43	4.03	0.33	4.39

Total from investment operations	1.93		5.19	10.02	4.62	0.84	4.74

Less dividends and distributions:
From net investment income	(1.04)		(0.55)	(0.58)	(0.61)	(0.49)	(0.35)
From net realized gain on investments	(5.99)		—	—	—	—	—

Total dividends and distributions	(7.03)		(0.55)	(0.58)	(0.61)	(0.49)	(0.35)

Net asset value at end of period	$46.47		$51.57	$46.93	$37.49	$33.48	$33.13

Total investment return (b)	4.48	%(c)	11.12%	26.92%	13.91%	2.47%	16.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.82	%††	2.59%	1.38%	1.64%	1.45%	1.12%
Net expenses	1.00	%††	1.00%	1.00%	1.03%	1.06%	1.08%
Expenses (before waiver/reimbursement)	1.08	%††	1.08%	1.08%	1.10%	1.06%	1.08%
Portfolio turnover rate	39%		65%	55%	64%	71%	55%
Net assets at end of period (in 000’s)	$48,995		$52,838	$33,886	$26,903	$20,156	$15,583

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2015*		Year ended October 31,
Class R2			2014	2013	2012	2011	2010
Net asset value at beginning of period	$51.47		$46.84	$37.41	$33.42	$33.07	$28.69

Net investment income (loss)	0.13	(a)	1.14 (a)	0.49 (a)	0.52 (a)	0.40	0.27 (a)
Net realized and unrealized gain (loss) on investments	1.74		3.92	9.42	3.99	0.35	4.38

Total from investment operations	1.87		5.06	9.91	4.51	0.75	4.65

Less dividends and distributions:
From net investment income	(0.98)		(0.43)	(0.48)	(0.52)	(0.40)	(0.27)
From net realized gain on investments	(5.99)		—	—	—	—	—

Total dividends and distributions	(6.97)		(0.43)	(0.48)	(0.52)	(0.40)	(0.27)

Net asset value at end of period	$46.37		$51.47	$46.84	$37.41	$33.42	$33.07

Total investment return (b)	4.35	%(c)	10.84%	26.64%	13.59%	2.21%	16.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.56	%††	2.30%	1.14%	1.44%	1.21%	0.88%
Net expenses	1.25	%††	1.25%	1.25%	1.28%	1.31%	1.33%
Expenses (before waiver/reimbursement)	1.33	%††	1.33%	1.33%	1.35%	1.31%	1.33%
Portfolio turnover rate	39%		65%	55%	64%	71%	55%
Net assets at end of period (in 000’s)	$26,456		$27,847	$27,817	$22,433	$21,933	$24,776

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	Six months ended April 30, 2015*		Year ended October 31,
Class R3			2014	2013	2012	2011	2010
Net asset value at beginning of period	$51.39		$46.77	$37.36	$33.38	$33.02	$28.66

Net investment income (loss)	0.05	(a)	0.97 (a)	0.36 (a)	0.40 (a)	0.34	0.18 (a)
Net realized and unrealized gain (loss) on investments	1.73		3.92	9.39	3.99	0.33	4.38

Total from investment operations	1.78		4.89	9.75	4.39	0.67	4.56

Less dividends and distributions:
From net investment income	(0.89)		(0.27)	(0.34)	(0.41)	(0.31)	(0.20)
From net realized gain on investments	(5.99)		—	—	—	—	—

Total dividends and distributions	(6.88)		(0.27)	(0.34)	(0.41)	(0.31)	(0.20)

Net asset value at end of period	$46.29		$51.39	$46.77	$37.36	$33.38	$33.02

Total investment return (b)	4.18	%(c)	10.47%	26.20%	13.24%	1.99%	15.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.23	%††	1.95%	0.85%	1.10%	0.98%	0.58%
Net expenses	1.58	%††	1.58%	1.58%	1.60%	1.56%	1.58%
Portfolio turnover rate	39%		65%	55%	64%	71%	55%
Net assets at end of period (in 000’s)	$13,018		$12,980	$13,717	$14,578	$13,291	$11,994

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

34	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class R6	Six months ended April 30, 2015*		Year ended October 31, 2014	June 17, 2013** through October 31, 2013
Net asset value at beginning of period	$51.55		$46.92	$44.12

Net investment income (loss) (a)	0.23		0.68	0.18
Net realized and unrealized gain (loss) on investments	1.74		4.60	2.96

Total from investment operations	1.97		5.28	3.14

Less dividends and distributions:
From net investment income	(1.08)		(0.65)	(0.34)
From net realized gain on investments	(5.99)		—	—

Total dividends and distributions	(7.07)		(0.65)	(0.34)

Net asset value at end of period	$46.45		$51.55	$46.92

Total investment return (b)	4.57	%(c)	11.30%	7.17	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.97	%††	1.35%	1.05	%††
Net expenses	0.83	%††	0.82%	0.81	%††
Portfolio turnover rate	39%		65%	55%
Net assets at end of period (in 000’s)	$123,592		$95,587	$27

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

MainStay ICAP Global Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (4/30/08)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.42 4.32%	–2.34 3.34%	7.89 9.12%	3.24 4.08%	1.27 1.27%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.45 4.28	–2.38 3.30	7.86 9.09	3.17 4.01	1.50 1.50
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.85 3.84	1.52 2.50	8.27 8.27	3.24 3.24	2.25 2.25
Class I Shares	No Sales Charge		4.33	3.53	9.39	4.32	1.02

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay ICAP Global Fund

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
MSCI World Index[3]	5.09%	7.41%	10.51%	4.60%
Average Lipper Global Large-Cap Value Fund[4]	3.93	4.84	10.52	5.30

3.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The average Lipper global large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap value funds typically have below average characteristics compared to their large-cap-specific subset of the MSCI World Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

37

Cost in Dollars of a $1,000 Investment in MainStay ICAP Global Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,043.20	$5.83	$1,019.10	$5.76

Investor Class Shares	$1,000.00	$1,042.80	$6.08	$1,018.80	$6.01

Class C Shares	$1,000.00	$1,038.40	$9.86	$1,015.10	$9.74

Class I Shares	$1,000.00	$1,043.30	$4.56	$1,020.30	$4.51

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.15% for Class A, 1.20% for Investor Class, 1.95% for Class C and 0.90% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

38	MainStay ICAP Global Fund

Country Composition as of April 30, 2015 (Unaudited)

United States	46.4%
Japan	11.7
Switzerland	9.6
Germany	9.1
United Kingdom	7.5
Netherlands	4.6
Spain	2.5
Republic of Korea	2.4

France	2.1%
Hong Kong	1.5
Mexico	1.3
Sweden	1.2
Thailand	0.4
Other Assets, Less Liabilities	–0.3

100.0%

See Portfolio of Investments beginning on page 42 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2015 (excluding short-term investment) (Unaudited)

1.	Mitsubishi Estate Co., Ltd.

2.	Citigroup, Inc.

3.	Vodafone Group PLC, Sponsored ADR

4.	Bank of America Corp.

5.	Daiwa Securities Group, Inc.
6.	Monsanto Co.

7.	E.ON S.E.

8.	Julius Baer Group, Ltd.

9.	Goldman Sachs Group, Inc. (The)

10.	Samsung Electronics Co., Ltd., GDR

39

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas M. Cole, CFA, Andrew P. Starr, CFA, and Matthew T. Swanson, CFA, of Institutional Capital LLC (“ICAP”), the Fund’s Subadvisor.

How did MainStay ICAP Global Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay ICAP Global Fund returned 4.32% for Class A shares, 4.28% for Investor Class shares and 3.84% for Class C shares for the six months ended April 30, 2015. Over the same period, Class I shares returned 4.33%. For the six months ended April 30, 2015, all share classes underperformed the 5.09% return of the MSCI World Index,1 which is the Fund’s broad-based securities-market index. With the exception of Class C shares, all share classes outperformed the 3.93% return of the Average Lipper2 Global Large-Cap Value Fund. See page 36 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the MSCI World Index. Favorable stock selection in the health care and financials sectors added to the Fund’s relative performance. Stock selection in the consumer discretionary and industrials sectors, however, detracted from the Fund’s relative performance. The Fund benefited from an underweight position relative to the MSCI World Index in the energy sector. On the other hand, an underweight position in the consumer staples sector detracted from the Fund’s performance relative to the Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI World Index were health care, financials and materials. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in all three sectors. The sectors that detracted the most from the Fund’s performance relative to the MSCI World Index were consumer discretionary, industrials and utilities. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were Swiss wealth management company Julius Baer, health care company Valeant Pharmaceuticals International and aerospace manufacturer Boeing. Julius

Baer had largely completed the integration of the international wealth management operations of Merrill Lynch (acquired in 2012), which added approximately €61 billion in assets under management. With synergies taking hold, the stock benefited as the company’s cost-to-income ratio improved. Valeant Pharmaceuticals is a company that we believe has a unique, shareholder-friendly approach. The company is an aggressive acquirer, and we believe that the integration of recent acquisition Bausch & Lomb, along with additional targets in the coming year, can drive earnings higher. We sold the position following a period of strength. Boeing has benefited from strong delivery growth and production-cost improvements for its 787 aircraft, which have led to a dramatic increase in free cash flow. Boeing is committed to returning 80% of free cash flow to shareholders. The company increased its dividend by 25% in December 2014 and initiated a $12 billion share buyback program. Boeing has a free cash flow yield around 9.5%, and we continue to find the stock attractively valued, although we have trimmed the position on recent strength. Julius Baer and Boeing remained in the Fund at the end of the reporting period.

Primary detractors from the Fund’s absolute performance during the reporting period included Vallourec, a French manufacturer of steel tubing for the oil, gas & consumable fuels industry; Sands China, the largest and most profitable casino operator in Macau; and Halliburton, a major oilfield services provider. Vallourec’s performance was hurt by inventory destocking by its Saudi and Brazilian customers and uncertainty about the future path of earnings. We remain positive regarding the longer-term demand outlook, driven by the move to increasingly complex deepwater and unconventional drilling. We believe that the consolidated structure of the industry—which has only two major players—is also favorable for the stock. Sands China’s short-term outlook was clouded by China’s anticorruption campaign. Casino operators remain positive on the mid-term outlook for Macau, and management anticipates improving industry revenues in the second half of 2015, with Macau returning to growth. Halliburton underperformed during the fourth quarter of 2014, as investors were concerned that falling oil prices would have an impact on customer spending. We sold the stock because of this risk and because we believed that Halliburton’s announced acquisition of Baker Hughes was at a price high enough to weigh on the stock. Vallorec and Sands China remained in the Fund at the end of the reporting period, as we believed that the stocks were attractively valued and the companies had strong performance catalysts.

[1].	See footnote on page 37 for more information on the MSCI World Index.
[2].	See footnote on page 37 for more information on Lipper Inc.

40	MainStay ICAP Global Fund

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame. We added a position in Korean technology giant Samsung Electronics. In our view, the company has moved from being a smartphone story to a memory story. Industry analysts expect significant growth of memory chips over the next several years, and increased consolidation within the sector has led memory players to act more rationally in their pricing and production (not overproducing and underpricing, which could undermine profitability). We also believe ownership restructuring can lead to an increase in dividends and share repurchases. We also added a position in specialty pharmaceutical company Actavis. The company is the product of several mergers and acquisitions over the past few years. In the fourth quarter of 2014, Actavis announced a deal to acquire Allergan, which we believe may add substantially to earnings. We believe that the stock will benefit from the integration of Allergan and from increased product pipeline visibility. We also added a position in German life sciences and specialty chemical conglomerate Merck KGaA. In the last several years, Merck has used acquisitions to transform itself and has substantially increased its durable assets. Its pending acquisition of Sigma-Aldrich, a U.S.-based company that supplies specialized reagents and other lab supplies, is expected to close mid-2015 and could add 20% to Merck’s earnings.

In addition to the stocks previously mentioned, we sold regional bank PNC Financial and managed health care company UnitedHealth Group. We sold PNC Financial after a period of strength in favor of stocks that we believed had greater upside potential and were more attractive on a relative-valuation basis. We sold UnitedHealth Group after it neared our price target and showed limited upside potential.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the MSCI World Index in the materials and information technology sectors. In the materials sector, the Fund increased its overweight position relative to the Index. In the information technology sector, the Fund decreased the degree to which it was underweight relative to the Index. During the reporting period, the Fund decreased its weightings relative to the MSCI World Index in the consumer discretionary and energy sectors. In the consumer discretionary sector, the Fund moved from an overweight to an underweight position relative to the Index. In the energy sector, the Fund moved to a more substantially underweight position relative to the Index.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2015, the Fund was most significantly overweight relative to the MSCI World Index in the materials and financials sectors. As of the same date, the Fund was most significantly underweight relative to the Index in the consumer staples and energy sectors. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

41

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value

Common Stocks 97.1%†
France 2.1%
Total S.A. (Oil, Gas & Consumable Fuels)	15,200	$823,216
Vallourec S.A. (Machinery)	28,250	664,273

		1,487,489

Germany 9.1%
Deutsche Bank A.G. (Capital Markets)	27,800	895,912
♦E.ON S.E. (Multi-Utilities)	106,900	1,675,748
Merck KGaA (Pharmaceuticals)	12,850	1,393,785
SAP S.E. (Software)	21,350	1,628,822
Siemens A.G. (Industrial Conglomerates)	7,600	831,868

		6,426,135

Hong Kong 1.5%
Sands China, Ltd. (Hotels, Restaurants & Leisure)	252,150	1,027,989

Japan 11.7%
Bridgestone Corp. (Auto Components)	23,450	979,845
♦Daiwa Securities Group, Inc. (Capital Markets)	215,450	1,784,071
JFE Holdings, Inc. (Metals & Mining)	60,700	1,367,521
Mitsubishi Corp. (Trading Companies & Distributors)	52,500	1,135,001
♦Mitsubishi Estate Co., Ltd. (Real Estate Management & Development)	81,400	1,913,563
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	15,750	1,061,527

		8,241,528

Mexico 1.3%
Grupo Televisa S.A.B., Sponsored ADR (Media) (a)	25,500	928,455

Netherlands 4.6%
Akzo Nobel N.V. (Chemicals)	13,352	1,017,625
ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	10,150	1,089,843
ING Groep N.V. (Banks) (a)	73,350	1,126,876

		3,234,344

Republic of Korea 2.4%
♦Samsung Electronics Co., Ltd., GDR (Technology Hardware, Storage & Peripherals)	2,525	1,660,179

Spain 2.5%
Banco Popular Espanol S.A. (Banks)	173,100	901,590
Endesa S.A. (Electric Utilities)	44,450	882,203

		1,783,793

	Shares	Value

Sweden 1.2%
Svenska Cellulosa AB Class B (Household Products)	32,900	$831,050

Switzerland 9.6%
ABB, Ltd. (Electrical Equipment) (a)	69,450	1,520,869
Holcim, Ltd. (Construction Materials) (a)	13,100	1,058,169
♦Julius Baer Group, Ltd. (Capital Markets) (a)	31,750	1,674,750
Novartis A.G. (Pharmaceuticals)	15,400	1,591,114
Syngenta A.G. (Chemicals)	2,650	890,831

		6,735,733

Thailand 0.4%
Intouch Holdings PCL, NVDR (Wireless Telecommunication Services)	112,900	263,512

United Kingdom 7.5%
AstraZeneca PLC (Pharmaceuticals)	16,250	1,119,859
Lloyds Banking Group PLC (Banks)	1,068,001	1,267,186
Pentair PLC (Machinery)	15,650	972,647
♦Vodafone Group PLC, Sponsored ADR (Wireless Telecommunication Services)	53,213	1,873,098

		5,232,790

United States 43.2%
Actavis PLC (Pharmaceuticals) (a)	5,550	1,569,873
Ameriprise Financial, Inc. (Capital Markets)	11,325	1,418,796
♦Bank of America Corp. (Banks)	115,850	1,845,490
Biogen, Inc. (Biotechnology) (a)	2,775	1,037,656
Boeing Co. (The) (Aerospace & Defense)	8,675	1,243,474
Cameron International Corp. (Energy Equipment & Services) (a)	14,875	815,448
♦Citigroup, Inc. (Banks)	35,700	1,903,524
Comcast Corp. Class A (Media)	27,250	1,573,960
Express Scripts Holding Co. (Health Care Providers & Services) (a)	13,600	1,175,040
General Electric Co. (Industrial Conglomerates)	48,750	1,320,150
♦Goldman Sachs Group, Inc. (The) (Capital Markets)	8,500	1,669,570
Johnson Controls, Inc. (Auto Components)	23,150	1,166,297
Medtronic PLC (Health Care Equipment & Supplies)	21,900	1,630,455
♦Monsanto Co. (Chemicals)	15,400	1,754,984
Mosaic Co. (The) (Chemicals)	21,000	924,000
Northern Trust Corp. (Capital Markets)	15,250	1,115,538
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	18,050	1,445,805
Omnicom Group, Inc. (Media)	12,450	943,212
Oracle Corp. (Software)	30,800	1,343,496
Pfizer, Inc. (Pharmaceuticals)	31,500	1,068,795

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2015, excluding short-term investment. May be subject to change daily.

42	MainStay ICAP Global Fund

	Shares	Value

Common Stocks (continued)
United States (continued)
QUALCOMM, Inc. (Communications Equipment)	15,750	$1,071,000
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	14,950	810,440
Viacom, Inc. Class B (Media)	21,350	1,482,757

		30,329,760

Total Common Stocks (Cost $60,993,565)		68,182,757

	Number of Rights
Rights 0.0%‡
Spain 0.0%‡
Banco Popular Espanol S.A. (Banks) Expires 5/7/15 (a)	173,100	3,303

Total Rights (Cost $3,328)		3,303

	Principal Amount

Short-Term Investment 3.2%
Repurchase Agreement 3.2%
United States 3.2%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $2,252,750 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $2,305,000 and a Market Value of $2,298,751) (Capital Markets)	$2,252,750	2,252,750

Total Short-Term Investment (Cost $2,252,750)		2,252,750

Total Investments (Cost $63,249,643) (b)	100.3%	70,438,810
Other Assets, Less Liabilities	(0.3)	(205,677)
Net Assets	100.0%	$70,233,133
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of April 30, 2015, cost was $63,339,801 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$9,164,885
Gross unrealized depreciation	(2,065,876)

Net unrealized appreciation	$7,099,009

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
France	$—	$1,487,489	$—	$1,487,489
Germany	—	6,426,135	—	6,426,135
Hong Kong	—	1,027,989	—	1,027,989
Japan	—	8,241,528	—	8,241,528
Netherlands	—	3,234,344	—	3,234,344
Republic of Korea	—	1,660,179	—	1,660,179
Spain	—	1,783,793	—	1,783,793
Sweden	—	831,050	—	831,050
Switzerland	—	6,735,733	—	6,735,733
Thailand	—	263,512	—	263,512
United Kingdom	2,845,745	2,387,045	—	5,232,790
All Other Countries	31,258,215	—	—	31,258,215

Total Common Stocks	34,103,960	34,078,797	—	68,182,757

Rights	—	3,303	—	3,303
Short-Term Investment
Repurchase Agreement	—	2,252,750	—	2,252,750

Total Investments in Securities	$34,103,960	$36,334,850	$—	$70,438,810

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2015, certain foreign equity securities with a market value of $24,473,304 held by the Fund at October 31, 2014, transferred from Level 1 to Level 2 due to these securities being fair valued at period end by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

44	MainStay ICAP Global Fund

The table below sets forth the diversification of MainStay ICAP Global Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$1,243,474	1.8%
Auto Components	2,146,142	3.1
Banks	7,047,969	10.0
Biotechnology	1,037,656	1.5
Capital Markets	10,811,387	15.4
Chemicals	4,587,440	6.5
Communications Equipment	1,071,000	1.5
Construction Materials	1,058,169	1.5
Diversified Telecommunication Services	1,061,527	1.5
Electric Utilities	882,203	1.3
Electrical Equipment	1,520,869	2.2
Energy Equipment & Services	815,448	1.2
Health Care Equipment & Supplies	1,630,455	2.3
Health Care Providers & Services	1,175,040	1.7
Hotels, Restaurants & Leisure	1,027,989	1.5
Household Products	831,050	1.2
Industrial Conglomerates	2,152,018	3.1
Machinery	1,636,920	2.3
Media	4,928,384	7.0
Metals & Mining	1,367,521	1.9
Multi-Utilities	1,675,748	2.4
Oil, Gas & Consumable Fuels	2,269,021	3.2
Pharmaceuticals	6,743,426	9.6
Real Estate Management & Development	1,913,563	2.7
Semiconductors & Semiconductor Equipment	1,900,283	2.7
Software	2,972,318	4.2
Technology Hardware, Storage & Peripherals	1,660,179	2.4
Trading Companies & Distributors	1,135,001	1.6
Wireless Telecommunication Services	2,136,610	3.0

	70,438,810	100.3
Other Assets, Less Liabilities	(205,677)	(0.3)

Net Assets	$70,233,133	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $63,249,643)	$70,438,810
Cash denominated in foreign currencies (identified cost $155)	161
Receivables:
Investment securities sold	295,437
Dividends	203,851
Fund shares sold	5,906
Other assets	45,704

Total assets	70,989,869

Liabilities
Payables:
Investment securities purchased	672,749
Manager (See Note 3)	37,639
Professional fees	18,660
Fund shares redeemed	15,799
Custodian	5,254
Shareholder communication	2,439
Transfer agent (See Note 3)	2,268
NYLIFE Distributors (See Note 3)	1,882
Trustees	46

Total liabilities	756,736

Net assets	$70,233,133

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$6,108
Additional paid-in capital	60,498,324

60,504,432
Undistributed net investment income	408,923
Accumulated net realized gain (loss) on investments and foreign currency transactions	2,131,867
Net unrealized appreciation (depreciation) on investments	7,189,167
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(1,256)

Net assets	$70,233,133

Class A
Net assets applicable to outstanding shares	$4,798,744

Shares of beneficial interest outstanding	418,139

Net asset value per share outstanding	$11.48
Maximum sales charge (5.50% of offering price)	0.67

Maximum offering price per share outstanding	$12.15

Investor Class
Net assets applicable to outstanding shares	$1,505,081

Shares of beneficial interest outstanding	131,384

Net asset value per share outstanding	$11.46
Maximum sales charge (5.50% of offering price)	0.67

Maximum offering price per share outstanding	$12.13

Class C
Net assets applicable to outstanding shares	$740,083

Shares of beneficial interest outstanding	65,044

Net asset value and offering price per share outstanding	$11.38

Class I
Net assets applicable to outstanding shares	$63,189,225

Shares of beneficial interest outstanding	5,493,531

Net asset value and offering price per share outstanding	$11.50

46	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$723,180

Expenses
Manager (See Note 3)	269,408
Registration	31,476
Professional fees	26,119
Distribution/Service—Class A (See Note 3)	5,774
Distribution/Service—Investor Class (See Note 3)	1,566
Distribution/Service—Class C (See Note 3)	3,351
Custodian	9,151
Transfer agent (See Note 3)	9,066
Shareholder communication	2,272
Trustees	587
Miscellaneous	8,304

Total expenses before waiver/reimbursement	367,074
Expense waiver/reimbursement from Manager (See Note 3)	(52,818)

Net expenses	314,256

Net investment income (loss)	408,924

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	2,231,938
Foreign currency transactions	(9,859)

Net realized gain (loss) on investments and foreign currency transactions	2,222,079

Net change in unrealized appreciation (depreciation) on:
Investments	319,645
Translation of other assets and liabilities in foreign currencies	3,175

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	322,820

Net realized and unrealized gain (loss) on investments and foreign currency transactions	2,544,899

Net increase (decrease) in net assets resulting from operations	$2,953,823

(a)	Dividends recorded net of foreign withholding taxes in the amount of $39,935.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$408,924	$1,627,562
Net realized gain (loss) on investments and foreign currency transactions	2,222,079	8,481,262
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	322,820	(7,241,732)

Net increase (decrease) in net assets resulting from operations	2,953,823	2,867,092

Dividends and distributions to shareholders:
From net investment income:
Class A	(89,191)	(52,084)
Investor Class	(22,819)	(9,990)
Class C	(9,078)	(2,952)
Class I	(1,379,336)	(775,905)

	(1,500,424)	(840,931)

From net realized gain on investments:
Class A	(139,277)	—
Investor Class	(36,417)	—
Class C	(21,863)	—
Class I	(1,910,330)	—

	(2,107,887)	—

Total dividends and distributions to shareholders	(3,608,311)	(840,931)

Capital share transactions:
Net proceeds from sale of shares	1,184,499	1,242,691
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	3,606,240	840,583
Cost of shares redeemed	(1,005,547)	(815,843)

Increase (decrease) in net assets derived from capital share transactions	3,785,192	1,267,431

Net increase (decrease) in net assets	3,130,704	3,293,592

Net Assets
Beginning of period	67,102,429	63,808,837

End of period	$70,233,133	$67,102,429

Undistributed net investment income at end of period	$408,923	$1,500,423

48	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2015*		Year ended October 31,
Class A			2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.63		$11.28	$8.97	$8.28	$8.52	$7.68

Net investment income (loss)	0.06	(a)	0.26	0.13	0.15 (a)	0.13 (a)	0.12
Net realized and unrealized gain (loss) on investments	0.40		0.22	2.31	0.58	(0.24)	0.81
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	0.00	‡

Total from investment operations	0.46		0.48	2.44	0.73	(0.11)	0.93

Less dividends and distributions:
From net investment income	(0.24)		(0.13)	(0.13)	(0.04)	(0.13)	(0.09)
From net realized gain on investments	(0.37)		—	—	—	—	—

Total dividends and distributions	(0.61)		(0.13)	(0.13)	(0.04)	(0.13)	(0.09)

Redemption fee (b)	—		—	—	—	—	0.00	‡(a)

Net asset value at end of period	$11.48		$11.63	$11.28	$8.97	$8.28	$8.52

Total investment return (c)	4.32	%(d)	4.26%	27.61%	8.91%	(1.40%)	12.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.00	%††	2.22%	1.27%	1.71%	1.46%	1.30%
Net expenses	1.15	%††	1.15%	1.15%	1.15%	1.15%	1.15%
Expenses (before waiver/reimbursement)	1.30	%††	1.27%	1.35%	1.38%	1.42%	1.53%
Portfolio turnover rate	36%		63%	68%	89%	71%	79%
Net assets at end of period (in 000’s)	$4,799		$4,884	$4,447	$3,503	$4,584	$2,398

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

	Six months ended April 30, 2015*		Year ended October 31,
Investor Class			2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.61		$11.26	$8.95	$8.26	$8.51	$7.67

Net investment income (loss)	0.06	(a)	0.23	0.12	0.14 (a)	0.13 (a)	0.10
Net realized and unrealized gain (loss) on investments	0.39		0.24	2.32	0.59	(0.25)	0.83
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	0.00 ‡

Total from investment operations	0.45		0.47	2.44	0.73	(0.12)	0.93

Less dividends and distributions:
From net investment income	(0.23)		(0.12)	(0.13)	(0.04)	(0.13)	(0.09)
From net realized gain on investments	(0.37)		—	—	—	—	—

Total dividends and distributions	(0.60)		(0.12)	(0.13)	(0.04)	(0.13)	(0.09)

Net asset value at end of period	$11.46		$11.61	$11.26	$8.95	$8.26	$8.51

Total investment return (b)	4.28	%(c)	4.23%	27.60%	8.90%	(1.56%)	12.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.02	%††	2.14%	1.21%	1.68%	1.50%	1.26%
Net expenses	1.20	%††	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses (before waiver/reimbursement)	1.66	%††	1.50%	1.57%	1.59%	1.62%	1.72%
Portfolio turnover rate	36%		63%	68%	89%	71%	79%
Net assets at end of period (in 000’s)	$1,505		$1,069	$903	$635	$558	$368

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2015*		Year ended October 31,
Class C			2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.50		$11.17	$8.88	$8.23	$8.48	$7.65

Net investment income (loss)	0.01	(a)	0.15	0.04	0.08 (a)	0.06 (a)	0.04
Net realized and unrealized gain (loss) on investments	0.39		0.24	2.31	0.58	(0.24)	0.83
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	0.00 ‡

Total from investment operations	0.40		0.39	2.35	0.66	(0.18)	0.87

Less dividends and distributions:
From net investment income	(0.15)		(0.06)	(0.06)	(0.01)	(0.07)	(0.04)
From net realized gain on investments	(0.37)		—	—	—	—	—

Total dividends and distributions	(0.52)		(0.06)	(0.06)	(0.01)	(0.07)	(0.04)

Net asset value at end of period	$11.38		$11.50	$11.17	$8.88	$8.23	$8.48

Total investment return (b)	3.84	%(c)	3.47%	26.60%	8.06%	(2.19%)	11.45%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21	%††	1.43%	0.47%	0.88%	0.74%	0.49%
Net expenses	1.95	%††	1.95%	1.95%	1.95%	1.95%	1.95%
Expenses (before waiver/reimbursement)	2.41	%††	2.25%	2.31%	2.34%	2.37%	2.47%
Portfolio turnover rate	36%		63%	68%	89%	71%	79%
Net assets at end of period (in 000’s)	$740		$661	$554	$287	$357	$172

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30, 2015*		Year ended October 31,
Class I			2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.68		$11.32	$9.00	$8.30	$8.53	$7.69

Net investment income (loss)	0.07	(a)	0.28	0.15	0.17 (a)	0.16 (a)	0.12
Net realized and unrealized gain (loss) on investments	0.39		0.23	2.33	0.58	(0.24)	0.83
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00)‡	0.00	‡

Total from investment operations	0.46		0.51	2.48	0.75	(0.08)	0.95

Less dividends and distributions:
From net investment income	(0.27)		(0.15)	(0.16)	(0.05)	(0.15)	(0.11)
From net realized gain on investments	(0.37)		—	—	—	—	—

Total dividends and distributions	(0.64)		(0.15)	(0.16)	(0.05)	(0.15)	(0.11)

Redemption fee (b)	—		—	—	—	—	0.00	‡(a)

Net asset value at end of period	$11.50		$11.68	$11.32	$9.00	$8.30	$8.53

Total investment return (c)	4.33	%(d)	4.56%	27.97%	9.27%	(1.23%)	12.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.25	%††	2.48%	1.51%	1.94%	1.78%	1.50%
Net expenses	0.90	%††	0.90%	0.90%	0.90%	0.90%	0.90%
Expenses (before waiver/reimbursement)	1.05	%††	1.02%	1.10%	1.13%	1.17%	1.27%
Portfolio turnover rate	36%		63%	68%	89%	71%	79%
Net assets at end of period (in 000’s)	$63,189		$60,488	$57,905	$45,273	$44,873	$42,867

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

50	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay ICAP International Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.61 6.47%	–4.31 1.26%	6.13 7.34%	5.31 5.91%	1.21 1.21%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.51 6.36	–4.44 1.13	5.97 7.17	5.18 5.77	1.35 1.35
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4.96 5.96	–0.63 0.36	6.38 6.38	4.98 4.98	2.10 2.10
Class I Shares	No Sales Charge		6.61	1.56	7.69	6.23	0.96
Class R1 Shares[4]	No Sales Charge		6.54	1.42	7.58	6.10	1.06
Class R2 Shares[4]	No Sales Charge		6.40	1.19	7.22	5.81	1.31
Class R3 Shares[4]	No Sales Charge		6.30	0.94	6.96	5.53	1.56

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP International Fund was renamed MainStay ICAP International Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class shares would likely have been different.
4.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these shares classes would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

51

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI EAFE® Index[5]	6.81%	1.66%	7.40%	5.62%
Average Lipper International Large-Cap Value Fund[6]	4.93	–0.72	5.85	5.43

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside North America. The MSCI EAFE® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The average Lipper international large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap value funds typically have below-average characteristics compared to their large-cap-specific subset of the MSCI EAFE Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

52	MainStay ICAP International Fund

Cost in Dollars of a $1,000 Investment in MainStay ICAP International Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,064.70	$6.25	$1,018.70	$6.11

Investor Class Shares	$1,000.00	$1,063.60	$7.01	$1,018.00	$6.85

Class C Shares	$1,000.00	$1,059.60	$10.83	$1,014.30	$10.59

Class I Shares	$1,000.00	$1,066.10	$4.87	$1,020.10	$4.76

Class R1 Shares	$1,000.00	$1,065.40	$5.38	$1,019.60	$5.26

Class R2 Shares	$1,000.00	$1,064.00	$6.65	$1,018.30	$6.51

Class R3 Shares	$1,000.00	$1,063.00	$8.03	$1,017.00	$7.85

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.22% for Class A, 1.37% for Investor Class, 2.12% for Class C, 0.95% for Class I, 1.05% for Class R1, 1.30% for Class R2 and 1.57% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

53

Country Composition as of April 30, 2015 (Unaudited)

Japan	19.2%
Germany	17.9
Switzerland	14.1
United Kingdom	12.8
Netherlands	10.4
France	4.7
United States	4.6
Spain	3.9
Republic of Korea	2.9

Singapore	2.5%
Sweden	2.1
Hong Kong	1.9
Mexico	1.7
Italy	1.2
Thailand	0.4
Other Assets, Less Liabilities	–0.3

100.0%

See Portfolio of Investments beginning on page 57 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2015 (excluding short-term investment) (Unaudited)

1.	Daiwa Securities Group, Inc.
2.	E.ON S.E.
3.	Vodafone Group PLC, Sponsored ADR
4.	Mitsubishi Estate Co., Ltd.
5.	Lloyds Banking Group PLC
6.	Mitsubishi Corp.
7.	Novartis A.G.
8.	Julius Baer Group, Ltd.
9.	ABB, Ltd.
10.	Samsung Electronics Co., Ltd., GDR

54	MainStay ICAP International Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, Thomas M. Cole, CFA, Andrew P. Starr, CFA, and Matthew T. Swanson, CFA, of Institutional Capital LLC (“ICAP”), the Fund’s Subadvisor.

How did MainStay ICAP International Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay ICAP International Fund returned 6.47% for Class A shares, 6.36% for Investor Class shares and 5.96% for Class C shares for the six months ended April 30, 2015. Over the same period, Class I shares returned 6.61%, Class R1 shares returned 6.54%, Class R2 shares returned 6.40% and Class R3 shares returned 6.30%. For the six months ended April 30, 2015, all share classes underperformed the 6.81% return of the MSCI EAFE® Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes outperformed the 4.93% return of the Average Lipper2 International Large-Cap Value Fund. See page 51 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the MSCI EAFE® Index. Favorable stock selection in the health care and materials sectors added to the Fund’s relative performance. Stock selection in the industrials and utilities sectors, however, detracted from the Fund’s relative performance. The Fund benefited from having an overweight position relative to the MSCI EAFE® Index in the consumer discretionary sector, but an overweight position in the materials sector moderately detracted from the Fund’s relative performance.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI EAFE® Index were health care, materials and financials. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in all three sectors. The sectors that detracted the most from the Fund’s performance relative to the MSCI EAFE® Index were industrials, utilities and energy. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were health care company Valeant Pharmaceuticals International, Japanese tire maker Bridgestone and Swiss wealth management company Julius Baer. Valeant

Pharmaceuticals is a company that we believe has a unique, shareholder-friendly approach. The company is an aggressive acquirer, and we believe that the integration of recent acquisition Bausch & Lomb, along with additional targets in the coming year, can drive earnings higher. The company recently announced the acquisition of specialty pharmaceutical company Salix in a deal that we believe may add to earnings. Falling raw material costs and a weaker yen have helped margins and profits at Bridgestone, and the company remains committed to increasing its dividend payout. Julius Baer had largely completed the integration of the international wealth management operations of Merrill Lynch (acquired in 2012), which added approximately €61 billion in assets under management. With synergies taking hold, the stock benefited as the company’s cost-to-income ratio improved. All three securities remained in the Fund at the end of the reporting period.

Primary detractors from the Fund’s absolute performance during the reporting period included Vallourec, a French manufacturer of steel tubing for the oil, gas & consumable fuels industry; Sands China, the largest and most profitable casino operator in Macau; and E.ON, an integrated German utility. Vallourec’s performance was hurt by inventory destocking by its Saudi and Brazilian customers and uncertainty about the future path of earnings. We remain positive regarding the longer-term demand outlook, driven by the move to increasingly complex deepwater and unconventional drilling. We believe that the consolidated structure of the industry—which has only two major players—is also favorable for the stock. Sands China’s short-term outlook was clouded by China’s anticorruption campaign. Casino operators remain positive on the mid-term outlook for Macau, and management anticipates improving industry revenues in the second half of 2015, with Macau returning to growth. E.ON detracted from performance as concerns about power prices weighed on the stock. We believe that the company’s turnaround and restructuring initiatives, along with improving industry conditions, will enable balance sheet repair and cash return to shareholders. All three positions remained in the Fund at the end of the reporting period, as we believed that the stocks were attractively valued and the companies had strong performance catalysts.

Did the Fund make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame. We added a position in Korean technology giant Samsung Electronics. In our view, the company has moved from being a smartphone story to a memory story. Industry analysts expect significant growth of memory chips over

1.	See footnote on page 52 for more information on the MSCI EAFE® Index.
2.	See footnote on page 52 for more information on Lipper Inc.

55

the next several years, and increased consolidation within the sector has led memory players to act more rationally in their pricing and production (not overproducing and underpricing, which could undermine profitability). We also believe that ownership restructuring can lead to an increase in dividends and share repurchases. We also added a position in German life sciences and specialty chemical conglomerate Merck KGaA. In the last several years, Merck has used acquisitions to transform itself and has substantially increased its durable assets. Its pending acquisition of Sigma-Aldrich, a U.S. company that supplies specialized reagents and other lab supplies is expected to close mid-2015 and could add 20% to Merck’s earnings. The Fund also added a position in Dutch health and material sciences business DSM. The stock has lagged because of headwinds that we believed to be transitory and because of management’s failure to highlight value in certain businesses. The company is taking action to fix these issues through potential restructurings, and we believe that demand could also pick up in DSM’s nutrition business.

We sold the Fund’s positions in global health care company Sanofi and North American natural gas producer Encana. We eliminated Sanofi when the company announced unexpected price cuts on one of its high-revenue drugs, a move likely to weigh on future profitability. We sold Encana in favor of stocks that we believed had greater potential upside and were more attractive on a relative-valuation basis.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the MSCI EAFE® Index in the materials and utilities sectors. In the materials sector, the Fund moved from an underweight position to one that is substantially overweight relative to the Index. In the utilities sector, the Fund increased its already overweight position relative to the Index. During the reporting period, the Fund decreased its weightings relative to the MSCI EAFE® Index in the industrials and consumer discretionary sectors. In each of these sectors, the Fund moved from an overweight position to one that was underweight relative to the Index.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2015, the Fund was most significantly overweight relative to the MSCI EAFE® Index in the materials and information technology sectors. As of the same date, the Fund was most significantly underweight relative to the Index in the consumer staples and industrials sectors. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

56	MainStay ICAP International Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value

Common Stocks 97.8%†
France 4.7%
Sodexo S.A. (Hotels, Restaurants & Leisure)	352,600	$35,729,639
Total S.A. (Oil, Gas & Consumable Fuels)	837,750	45,371,647
Vallourec S.A. (Machinery)	900,215	21,167,730

		102,269,016

Germany 17.9%
Daimler A.G. Registered (Automobiles)	429,900	41,560,445
Deutsche Bank A.G. (Capital Markets)	1,583,950	51,046,051
♦E.ON S.E. (Multi-Utilities)	5,802,250	90,955,175
Merck KGaA (Pharmaceuticals)	411,540	44,638,007
SAP S.E. (Software)	773,600	59,019,057
Siemens A.G. (Industrial Conglomerates)	391,950	42,901,375
ThyssenKrupp A.G. (Metals & Mining)	2,254,780	60,365,911

		390,486,021

Hong Kong 1.9%
Sands China, Ltd. (Hotels, Restaurants & Leisure)	10,177,550	41,492,815

Italy 1.2%
ENI S.p.A. (Oil, Gas & Consumable Fuels)	1,319,900	25,407,735

Japan 19.2%
Bridgestone Corp. (Auto Components)	1,382,550	57,769,069
♦Daiwa Securities Group, Inc. (Capital Markets)	11,195,800	92,708,725
JFE Holdings, Inc. (Metals & Mining)	2,274,300	51,238,111
♦Mitsubishi Corp. (Trading Companies & Distributors)	3,388,350	73,252,968
♦Mitsubishi Estate Co., Ltd. (Real Estate Management & Development)	3,823,250	89,877,506
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	813,350	54,818,615

		419,664,994

Mexico 1.7%
Grupo Televisa S.A.B., Sponsored ADR (Media) (a)	1,014,850	36,950,689

Netherlands 10.4%
Akzo Nobel N.V. (Chemicals)	610,611	46,537,817
ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	438,000	47,029,692
ING Groep N.V. (Banks) (a)	3,949,250	60,672,299
Koninklijke DSM N.V. (Chemicals)	720,650	40,969,065
NN Group N.V. (Insurance) (a)	1,092,050	31,755,288

		226,964,161

	Shares	Value

Republic of Korea 2.9%
♦Samsung Electronics Co., Ltd., GDR (Technology Hardware, Storage & Peripherals)	97,251	$63,942,187

Singapore 2.5%
DBS Group Holdings, Ltd. (Banks)	3,372,500	53,605,704

Spain 3.9%
Banco Popular Espanol S.A. (Banks)	7,923,550	41,269,764
Endesa S.A. (Electric Utilities)	2,259,500	44,844,500

		86,114,264

Sweden 2.1%
Svenska Cellulosa AB Class B (Household Products)	1,797,850	45,413,478

Switzerland 14.1%
♦ABB, Ltd. (Electrical Equipment) (a)	3,200,900	70,095,730
Holcim, Ltd. (Construction Materials) (a)	722,900	58,393,146
♦Julius Baer Group, Ltd. (Capital Markets) (a)	1,336,350	70,489,820
♦Novartis A.G. (Pharmaceuticals)	690,350	71,326,343
Syngenta A.G. (Chemicals)	113,950	38,305,755

		308,610,794

Thailand 0.4%
Intouch Holdings PCL, NVDR (Wireless Telecommunication Services)	3,262,700	7,615,242

United Kingdom 12.8%
AstraZeneca PLC (Pharmaceuticals)	881,350	60,737,714
♦Lloyds Banking Group PLC (Banks)	66,230,700	78,582,989
Pearson PLC (Media)	2,506,750	50,666,855
♦Vodafone Group PLC, Sponsored ADR (Wireless Telecommunication Services)	2,572,654	90,557,421

		280,544,979

United States 2.1%
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals) (a)	216,200	46,900,266

Total Common Stocks (Cost $1,928,267,584)		2,135,982,345

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	57

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Number of Rights	Value
Rights 0.0%‡
Spain 0.0%‡
Banco Popular Espanol S.A. (Banks) Expires 5/7/15 (a)	7,923,550	$151,248

Total Rights (Cost $152,358)		151,248

	Principal Amount
Short-Term Investment 2.5%
Repurchase Agreement 2.5%
United States 2.5%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $55,487,937 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.06% and a maturity date of 10/17/22, with a Principal Amount of $57,570,000 and a Market Value of $56,599,312) (Capital Markets)	$55,487,937	55,487,937

Total Short-Term Investment (Cost $55,487,937)		55,487,937

Total Investments (Cost $1,983,907,879) (b)	100.3%	2,191,621,530
Other Assets, Less Liabilities	(0.3)	(7,399,593)
Net Assets	100.0%	$2,184,221,937
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of April 30, 2015, cost was $1,996,023,073 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$259,380,036
Gross unrealized depreciation	(63,781,579)

Net unrealized appreciation	$195,598,457

The following abbreviations are used in the preceding pages:

ADR —American Depositary Receipt

GDR —Global Depositary Receipt

NVDR —Non-Voting Depositary Receipt

58	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
France	$—	$102,269,016	$—	$102,269,016
Germany	—	390,486,021	—	390,486,021
Hong Kong	—	41,492,815	—	41,492,815
Italy	—	25,407,735	—	25,407,735
Japan	—	419,664,994	—	419,664,994
Netherlands	—	226,964,161	—	226,964,161
Republic of Korea	—	63,942,187	—	63,942,187
Singapore	—	53,605,704	—	53,605,704
Spain	—	86,114,264	—	86,114,264
Sweden	—	45,413,478	—	45,413,478
Switzerland	—	308,610,794	—	308,610,794
Thailand	—	7,615,242	—	7,615,242
United Kingdom	90,557,421	189,987,558	—	280,544,979
All Other Countries	83,850,955	—	—	83,850,955

Total Common Stocks	174,408,376	1,961,573,969	—	2,135,982,345

Rights	—	151,248	—	151,248
Short-Term Investment
Repurchase Agreement	—	55,487,937	—	55,487,937

Total Investments in Securities	$174,408,376	$2,017,213,154	$—	$2,191,621,530

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2015, certain foreign equity securities with a market value of $1,592,971,407 held by the Fund at October 31, 2014, transferred from Level 1 to Level 2 due to these securities being fair valued at period end by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	59

Portfolio of Investments April 30, 2015 (continued)

The table below sets forth the diversification of MainStay ICAP International Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Auto Components	$57,769,069	2.6%
Automobiles	41,560,445	1.9
Banks	234,282,004	10.7
Capital Markets	269,732,533	12.3
Chemicals	125,812,637	5.8
Construction Materials	58,393,146	2.7
Diversified Telecommunication Services	54,818,615	2.5
Electric Utilities	44,844,500	2.0
Electrical Equipment	70,095,730	3.2
Hotels, Restaurants & Leisure	77,222,454	3.5
Household Products	45,413,478	2.1
Industrial Conglomerates	42,901,375	2.0
Insurance	31,755,288	1.5
Machinery	21,167,730	1.0
Media	87,617,544	4.0
Metals & Mining	111,604,022	5.1
Multi-Utilities	90,955,175	4.2
Oil, Gas & Consumable Fuels	70,779,382	3.2
Pharmaceuticals	223,602,330	10.2
Real Estate Management & Development	89,877,506	4.1
Semiconductors & Semiconductor Equipment	47,029,692	2.2
Software	59,019,057	2.7
Technology Hardware, Storage & Peripherals	63,942,187	2.9
Trading Companies & Distributors	73,252,968	3.4
Wireless Telecommunication Services	98,172,663	4.5

	2,191,621,530	100.3
Other Assets, Less Liabilities	(7,399,593)	(0.3)

Net Assets	$2,184,221,937	100.0%

†	Percentages indicated are based on Fund net assets.

60	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,983,907,879)	$2,191,621,530
Cash denominated in foreign currencies (identified cost $246)	250
Receivables:
Dividends	11,456,943
Investment securities sold	10,478,531
Fund shares sold	2,718,292
Other assets	117,039

Total assets	2,216,392,585

Liabilities
Payables:
Investment securities purchased	28,285,209
Fund shares redeemed	1,819,745
Manager (See Note 3)	1,405,654
Transfer agent (See Note 3)	392,877
Shareholder communication	103,205
Custodian	75,669
NYLIFE Distributors (See Note 3)	50,292
Professional fees	30,813
Trustees	1,472
Accrued expenses	5,712

Total liabilities	32,170,648

Net assets	$2,184,221,937

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$60,892
Additional paid-in capital	2,046,006,944

2,046,067,836
Undistributed net investment income	13,667,315
Accumulated net realized gain (loss) on investments and foreign currency transactions	(83,199,782)
Net unrealized appreciation (depreciation) on investments	207,713,651
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(27,083)

Net assets	$2,184,221,937

Class A
Net assets applicable to outstanding shares	$93,160,103

Shares of beneficial interest outstanding	2,599,334

Net asset value per share outstanding	$35.84
Maximum sales charge (5.50% of offering price)	2.09

Maximum offering price per share outstanding	$37.93

Investor Class
Net assets applicable to outstanding shares	$9,473,965

Shares of beneficial interest outstanding	264,381

Net asset value per share outstanding	$35.83
Maximum sales charge (5.50% of offering price)	2.09

Maximum offering price per share outstanding	$37.92

Class C
Net assets applicable to outstanding shares	$17,683,467

Shares of beneficial interest outstanding	502,137

Net asset value and offering price per share outstanding	$35.22

Class I
Net assets applicable to outstanding shares	$1,998,678,847

Shares of beneficial interest outstanding	55,703,333

Net asset value and offering price per share outstanding	$35.88

Class R1
Net assets applicable to outstanding shares	$2,378,813

Shares of beneficial interest outstanding	66,418

Net asset value and offering price per share outstanding	$35.82

Class R2
Net assets applicable to outstanding shares	$51,029,468

Shares of beneficial interest outstanding	1,424,781

Net asset value and offering price per share outstanding	$35.82

Class R3
Net assets applicable to outstanding shares	$11,817,274

Shares of beneficial interest outstanding	332,052

Net asset value and offering price per share outstanding	$35.59

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	61

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$24,156,864

Expenses
Manager (See Note 3)	8,160,377
Transfer agent (See Note 3)	1,259,070
Distribution/Service—Class A (See Note 3)	112,304
Distribution/Service—Investor Class (See Note 3)	11,434
Distribution/Service—Class C (See Note 3)	81,656
Distribution/Service—Class R2 (See Note 3)	60,772
Distribution/Service—Class R3 (See Note 3)	27,002
Custodian	143,615
Shareholder communication	128,764
Registration	95,989
Professional fees	57,234
Shareholder service (See Note 3)	30,831
Trustees	18,055
Miscellaneous	35,294

Total expenses before waiver/reimbursement	10,222,397
Expense waiver/reimbursement from Manager (See Note 3)	(177,701)

Net expenses	10,044,696

Net investment income (loss)	14,112,168

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	46,980,809
Foreign currency transactions	(988,284)

Net realized gain (loss) on investments and foreign currency transactions	45,992,525

Net change in unrealized appreciation (depreciation) on:
Investments	71,258,223
Translation of other assets and liabilities in foreign currencies	248,499

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	71,506,722

Net realized and unrealized gain (loss) on investments and foreign currency transactions	117,499,247

Net increase (decrease) in net assets resulting from operations	$131,611,415

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,210,430.

62	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,112,168	$62,563,517
Net realized gain (loss) on investments and foreign currency transactions	45,992,525	102,195,049
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	71,506,722	(184,508,221)

Net increase (decrease) in net assets resulting from operations	131,611,415	(19,749,655)

Dividends to shareholders:
From net investment income:
Class A	(2,464,790)	(2,984,866)
Investor Class	(229,112)	(64,557)
Class C	(284,352)	(1,044)
Class I	(58,429,136)	(14,891,820)
Class R1	(67,920)	(13,718)
Class R2	(1,222,770)	(357,737)
Class R3	(236,891)	(54,427)

Total dividends to shareholders	(62,934,971)	(18,368,169)

Capital share transactions:
Net proceeds from sale of shares	324,419,657	1,139,993,435
Net asset value of shares issued to shareholders in reinvestment of dividends	61,578,552	18,116,392
Cost of shares redeemed	(400,828,105)	(835,951,139)

Increase (decrease) in net assets derived from capital share transactions	(14,829,896)	322,158,688

Net increase (decrease) in net assets	53,846,548	284,040,864

Net Assets
Beginning of period	2,130,375,389	1,846,334,525

End of period	$2,184,221,937	$2,130,375,389

Undistributed net investment income at end of period	$13,667,315	$62,490,118

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	63

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$34.61		$35.20	$28.49	$27.48	$29.18	$27.05

Net investment income (loss)	0.19	(a)	1.25 (a)	0.44 (a)	0.55 (a)	0.50	0.37	(a)
Net realized and unrealized gain (loss) on investments	1.95		(1.55)	6.81	0.49	(1.67)	2.07
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)	(0.02)	(0.02)	(0.03)	0.00	‡

Total from investment operations	2.13		(0.31)	7.23	1.02	(1.20)	2.44

Less dividends:
From net investment income	(0.90)		(0.28)	(0.52)	(0.01)	(0.50)	(0.31)

Redemption fee (b)	—		—	—	—	—	0.00	‡(a)

Net asset value at end of period	$35.84		$34.61	$35.20	$28.49	$27.48	$29.18

Total investment return (c)	6.47	%(d)	(0.89%)	25.75%	3.76%	(4.31%)	9.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.11	%††	3.49%	1.40%	2.00%	1.77%	1.36%
Net expenses	1.22	%††	1.21%	1.27%	1.31%	1.29%	1.30%
Expenses (before waiver/reimbursement)	1.22	%††	1.21%	1.27%	1.31%	1.29%	1.36%
Portfolio turnover rate	41%		56%	47%	74%	62%	80%
Net assets at end of period (in 000’s)	$93,160		$95,712	$379,556	$240,403	$159,275	$193,508

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$34.58		$35.16	$28.45	$27.46	$29.15	$27.05

Net investment income (loss)	0.17	(a)	0.95 (a)	0.41 (a)	0.49 (a)	0.47	0.29	(a)
Net realized and unrealized gain (loss) on investments	1.94		(1.29)	6.79	0.52	(1.69)	2.09
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)	(0.02)	(0.02)	(0.03)	0.00	‡

Total from investment operations	2.10		(0.35)	7.18	0.99	(1.25)	2.38

Less dividends:
From net investment income	(0.85)		(0.23)	(0.47)	—	(0.44)	(0.28)

Redemption fee (b)	—		—	—	—	—	0.00	‡(a)

Net asset value at end of period	$35.83		$34.58	$35.16	$28.45	$27.46	$29.15

Total investment return (c)	6.36	%(d)	(1.00%)	25.60%	3.61%	(4.44%)	9.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98	%††	2.68%	1.30%	1.78%	1.58%	1.07%
Net expenses	1.37	%††	1.35%	1.39%	1.45%	1.44%	1.55%
Portfolio turnover rate	41%		56%	47%	74%	62%	80%
Net assets at end of period (in 000’s)	$9,474		$9,326	$9,968	$8,849	$9,864	$10,343

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

64	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2015*		2014	2013	2012		2011	2010
Net asset value at beginning of period	$33.84		$34.44	$27.87	$27.11		$28.87	$26.87

Net investment income (loss)	0.04	(a)	0.68 (a)	0.17 (a)	0.28	(a)	0.27	0.08	(a)
Net realized and unrealized gain (loss) on investments	1.93		(1.27)	6.67	0.50		(1.69)	2.09
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)	(0.02)	(0.02)		(0.03)	0.00	‡

Total from investment operations	1.96		(0.60)	6.82	0.76		(1.45)	2.17

Less dividends:
From net investment income	(0.58)		(0.00)‡	(0.25)	—		(0.31)	(0.17)

Redemption fee (b)	—		—	—	—		—	0.00	‡(a)

Net asset value at end of period	$35.22		$33.84	$34.44	$27.87		$27.11	$28.87

Total investment return (c)	5.96	%(d)	(1.74%)	24.67%	2.80	%(e)	(5.16%)	8.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.27	%††	1.95%	0.54%	1.05%		0.89%	0.31%
Net expenses	2.12	%††	2.10%	2.14%	2.20%		2.19%	2.29%
Portfolio turnover rate	41%		56%	47%	74%		62%	80%
Net assets at end of period (in 000’s)	$17,683		$16,522	$17,386	$13,832		$15,931	$15,538

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is not annualized.
(e)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$34.79		$35.37	$28.63	$27.56	$29.26	$27.12

Net investment income (loss)	0.24	(a)	1.02 (a)	0.54 (a)	0.64 (a)	0.60	0.46	(a)
Net realized and unrealized gain (loss) on investments	1.94		(1.23)	6.84	0.51	(1.67)	2.08
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)	(0.02)	(0.02)	(0.03)	0.00	‡

Total from investment operations	2.17		(0.22)	7.36	1.13	(1.10)	2.54

Less dividends:
From net investment income	(1.08)		(0.36)	(0.62)	(0.06)	(0.60)	(0.40)

Redemption fee (b)	—		—	—	—	—	0.00	‡(a)

Net asset value at end of period	$35.88		$34.79	$35.37	$28.63	$27.56	$29.26

Total investment return (c)	6.61	%(d)	(0.61%)	26.16%	4.12%	(3.95%)	9.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42	%††	2.85%	1.69%	2.30%	2.10%	1.70%
Net expenses	0.95	%††	0.95%	0.95%	0.95%	0.95%	0.95%
Expenses (before waiver/reimbursement)	0.97	%††	0.96%	1.02%	1.06%	1.04%	1.11%
Portfolio turnover rate	41%		56%	47%	74%	62%	80%
Net assets at end of period (in 000’s)	$1,998,679		$1,946,807	$1,374,470	$704,106	$685,355	$587,673

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	65

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R1	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$34.71		$35.29	$28.57	$27.52	$29.22	$27.07

Net investment income (loss)	0.22	(a)	0.99 (a)	0.50 (a)	0.64 (a)	0.54	0.40	(a)
Net realized and unrealized gain (loss) on investments	1.95		(1.23)	6.83	0.48	(1.64)	2.10
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)	(0.02)	(0.02)	(0.03)	0.00	‡

Total from investment operations	2.16		(0.25)	7.31	1.10	(1.13)	2.50

Less dividends:
From net investment income	(1.05)		(0.33)	(0.59)	(0.05)	(0.57)	(0.35)

Redemption fee (b)	—		—	—	—	—	0.00	‡(a)

Net asset value at end of period	$35.82		$34.71	$35.29	$28.57	$27.52	$29.22

Total investment return (c)	6.54	%(d)	(0.73%)	26.05%	4.05%	(4.09%)	9.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.31	%††	2.77%	1.55%	2.30%	1.61%	1.47%
Net expenses	1.05	%††	1.05%	1.05%	1.05%	1.05%	1.10%
Expenses (before waiver/reimbursement)	1.07	%††	1.06%	1.12%	1.16%	1.14%	1.21%
Portfolio turnover rate	41%		56%	47%	74%	62%	80%
Net assets at end of period (in 000’s)	$2,379		$2,270	$1,480	$590	$480	$949

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(d)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class R2	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$34.57		$35.14	$28.45	$27.45	$29.14	$27.05

Net investment income (loss)	0.18	(a)	0.97 (a)	0.42 (a)	0.51 (a)	0.47	0.32	(a)
Net realized and unrealized gain (loss) on investments	1.95		(1.29)	6.78	0.51	(1.67)	2.07
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)	(0.02)	(0.02)	(0.03)	0.00	‡

Total from investment operations	2.12		(0.33)	7.18	1.00	(1.23)	2.39

Less dividends:
From net investment income	(0.87)		(0.24)	(0.49)	—	(0.46)	(0.30)

Redemption fee (b)	—		—	—	—	—	0.00	‡(a)

Net asset value at end of period	$35.82		$34.57	$35.14	$28.45	$27.45	$29.14

Total investment return (c)	6.40	%(d)	(0.96%)	25.62%	3.64%	(4.37%)	9.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.05	%††	2.74%	1.32%	1.85%	1.63%	1.17%
Net expenses	1.30	%††	1.30%	1.38%	1.41%	1.40%	1.46%
Expenses (before waiver/reimbursement)	1.32	%††	1.31%	1.38%	1.41%	1.40%	1.46%
Portfolio turnover rate	41%		56%	47%	74%	62%	80%
Net assets at end of period (in 000’s)	$51,029		$49,209	$51,496	$42,435	$37,081	$39,156

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.

66	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R3	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$34.29		$34.87	$28.24	$27.31	$29.01	$26.95

Net investment income (loss)	0.14	(a)	0.88 (a)	0.34 (a)	0.44 (a)	0.40	0.25	(a)
Net realized and unrealized gain (loss) on investments	1.94		(1.29)	6.73	0.51	(1.68)	2.08
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.01)	(0.02)	(0.02)	(0.03)	0.00	‡

Total from investment operations	2.07		(0.42)	7.05	0.93	(1.31)	2.33

Less dividends:
From net investment income	(0.77)		(0.16)	(0.42)	—	(0.39)	(0.27)

Redemption fee (b)	—		—	—	—	—	0.00	‡(a)

Net asset value at end of period	$35.59		$34.29	$34.87	$28.24	$27.31	$29.01

Total investment return (c)	6.30	%(d)	(1.24%)	25.30%	3.41%	(4.65%)	8.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.82	%††	2.49%	1.08%	1.60%	1.37%	0.91%
Net expenses	1.57	%††	1.56%	1.62%	1.66%	1.65%	1.71%
Portfolio turnover rate	41%		56%	47%	74%	62%	80%
Net assets at end of period (in 000’s)	$11,817		$10,529	$11,978	$11,023	$10,577	$10,208

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	67

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay ICAP Global Fund and MainStay ICAP International Fund (collectively referred to as the “ICAP Funds” and each individually referred to as an “ICAP Fund”). Each ICAP Fund is the successor of a series of ICAP Funds, Inc. with the same name (collectively referred to as the “Predecessor Funds” and each individually referred to as a “Predecessor Fund”). The reorganization of the Predecessor Funds with and into the respective ICAP Funds occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the respective Predecessor Funds.

The ICAP Funds commenced operations on the dates indicated below:

Commencement of Operations	Funds
April 30, 2008	MainStay ICAP Global Fund
December 31, 1997	MainStay ICAP Select Equity Fund MainStay ICAP International Fund
December 31, 1994	MainStay ICAP Equity Fund

The MainStay ICAP Equity Fund and MainStay ICAP International Fund offer seven classes of shares. Class A, Class C, Class R1, Class R2 and Class R3 shares commenced operations on September 1, 2006. Class I shares commenced operations (under a former designation) on December 31, 1994 for MainStay ICAP Equity Fund and on December 31, 1997 for MainStay ICAP International Fund. Investor Class shares commenced operations on April 29, 2008 for MainStay ICAP Equity Fund and MainStay ICAP International Fund.

The MainStay ICAP Global Fund offers four classes of shares: Class A, Investor Class, Class C and Class I shares. All share classes of the MainStay ICAP Global Fund commenced operations on April 30, 2008.

The MainStay ICAP Select Equity Fund offers nine classes of shares. Class A, Class C, Class R1, Class R2 and Class R3 shares commenced operations on September 1, 2006. Class I shares commenced operations on December 31, 1997 (under a former designation). Investor Class shares commenced operations on April 29, 2008. Class B shares commenced operations on November 13, 2009. Class R6 shares commenced operations on June 17, 2013.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Each class of shares has the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates, than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The investment objective for each ICAP Fund is to seek total return.

Note 2–Significant Accounting Policies

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The ICAP Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the ICAP Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of each ICAP Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the ICAP Funds (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to each ICAP Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the ICAP Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior

68	MainStay ICAP Funds

and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price an ICAP Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the ICAP Funds. Unobservable inputs reflect each ICAP Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each ICAP Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level of each ICAP Fund’s assets and liabilities is included at the end of each ICAP Fund’s Portfolio of Investments.

The ICAP Funds may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the ICAP Funds generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The ICAP Funds may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the ICAP Funds did not hold any securities that were fair valued in such a manner.

Certain securities held by the ICAP Funds may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the ICAP Funds’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2015, certain foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the

69

Notes to Financial Statements (Unaudited) (continued)

valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  Each ICAP Fund is treated as a separate entity for federal income tax purposes. The ICAP Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each ICAP Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each ICAP Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the ICAP Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the ICAP Funds’ financial statements. The ICAP Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The ICAP Funds may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The ICAP Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The MainStay ICAP Global Fund and MainStay ICAP International Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which they invest. The MainStay ICAP Global Fund and MainStay ICAP International Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which they invest.

Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Funds’ net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2015, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least quarterly for the MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund, to the extent that income is available. MainStay ICAP Global Fund and MainStay ICAP International Fund intend to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective ICAP Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The ICAP Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the ICAP Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the ICAP Funds, including those of related parties to the ICAP Funds, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The ICAP Funds may enter into repurchase agreements to earn income. The ICAP Funds may enter into

70	MainStay ICAP Funds

repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the ICAP Fund to the seller secured by the securities transferred to the respective ICAP Fund.

When the ICAP Funds invest in repurchase agreements, the ICAP Funds’ custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the ICAP Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective ICAP Fund.

(I)  Foreign Currency Transactions.  The books and records of the ICAP Funds are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the ICAP Funds’ books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the ICAP Funds may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the ICAP Funds do engage in securities lending, the ICAP Funds will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the ICAP Funds’ cash collateral in accordance with the lending agreement between the ICAP Funds and State Street, and indemnify the ICAP Funds against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit.

The ICAP Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The ICAP Funds may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The ICAP Funds bear the risk of any loss on investment of the collateral. The ICAP Funds will receive compensation for lending their securities in the form of fees or they will retain a portion of interest on the investment of any cash received as collateral. The ICAP Funds will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the ICAP Funds. During the six-month period ended April 30, 2015, the ICAP Funds did not have any portfolio securities on loan.

(K)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The ICAP Funds could also lose the entire value of their investment in warrants if such warrants are not exercised by the date of its expiration. The ICAP Funds are exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2015, MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund did not hold any rights and the ICAP Funds did not hold any warrants.

(L)  Concentration of Risk.  The ICAP Funds may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by an ICAP Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the ICAP Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The ICAP Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the ICAP Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the ICAP Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of

71

Notes to Financial Statements (Unaudited) (continued)

New York Life Insurance Company (“New York Life”), serves as the ICAP Funds’ Manager, pursuant to an Amended and Restated Management Agreement, (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the ICAP Funds. Except for the portion of salaries and expenses that are the responsibility of the ICAP Funds, the Manager pays the salaries and expenses of all personnel affiliated with the ICAP Funds and certain operational expenses of the ICAP Funds. The ICAP Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the ICAP Funds. Institutional Capital LLC (“ICAP” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Funds and is responsible for the day-to-day portfolio management of the ICAP Funds. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and ICAP, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, each ICAP Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the average daily net assets as follows: 0.80% up to $5 billion; 0.775% from $5 billion to $7.5 billion; and 0.75% in excess of $7.5 billion.

During the six-month period ended April 30, 2015, the effective management fee rates (exclusive of any applicable waivers/reimbursements) for each of the ICAP Funds were as follows:

Funds	Management Fee Rate
MainStay ICAP Equity Fund	0.80%
MainStay ICAP Select Equity Fund	0.80
MainStay ICAP Global Fund	0.80
MainStay ICAP International Fund	0.80

In connection with the discussion below regarding expense limitation agreements, Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses.

MainStay ICAP Equity Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP Equity Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.90% of its average daily net assets. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the MainStay ICAP Equity Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class C, 2.60%; and Class R1, 0.99%. This

voluntary waiver or reimbursement may be discontinued at any time without notice.

MainStay ICAP Select Equity Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP Select Equity Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class A, 1.18% and Class I, 0.90%. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments agreed to voluntarily waive fees and/or reimburse expenses of Class R1 and Class R2 shares of the MainStay ICAP Select Equity Fund so that Total Annual Fund Operating Expenses do not exceed 1.00% and 1.25%, respectively, of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

MainStay ICAP Global Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP Global Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class A, 1.15%; Investor Class, 1.20%; Class C, 1.95%; and Class I, 0.90%. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

MainStay ICAP International Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay ICAP International Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class I, 0.95%. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of Class R1 and Class R2 shares of the MainStay ICAP International Fund so that Total Annual Fund Operating Expenses do not exceed 1.05% and 1.30%, respectively, of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

72	MainStay ICAP Funds

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the ICAP Funds and waived its fees and/or reimbursed expenses as follows:

	Fees earned	Fees waived/ reimbursed
MainStay ICAP Equity Fund	$4,447,475	$—
MainStay ICAP Select Equity Fund	18,558,194	1,470,045
MainStay ICAP Global Fund	269,408	52,818
MainStay ICAP International Fund	8,160,377	177,701

State Street provides sub-administration and sub-accounting services to the ICAP Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the ICAP Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the ICAP Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the ICAP Funds’ administrative operations. For providing these services to the ICAP Funds, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the ICAP Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The ICAP Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the ICAP Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares of the ICAP Funds that offer these share classes. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares of the applicable ICAP Funds. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2015, shareholder service fees incurred by each ICAP Fund were as follows:

MainStay ICAP Equity Fund
Class R1	$4,748
Class R2	7,686
Class R3	1,702

MainStay ICAP Select Equity Fund
Class R1	$25,552
Class R2	13,370
Class R3	6,372

MainStay ICAP International Fund
Class R1	$1,122
Class R2	24,309
Class R3	5,400

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the ICAP Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were as follows:

MainStay ICAP Equity Fund
Class A	$6,567
Investor Class	4,494

MainStay ICAP Select Equity Fund
Class A	$21,546
Investor Class	17,477

MainStay ICAP Global Fund
Class A	$1,734
Investor Class	2,957

MainStay ICAP International Fund
Class A	$4,451
Investor Class	2,500

During the six-month period ended April 30, 2015, the ICAP Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares were as follows:

MainStay ICAP Equity Fund
Class A	$3
Class C	872

MainStay ICAP Select Equity Fund
Class A	$417
Investor Class	53
Class B	5,122
Class C	474

73

Notes to Financial Statements (Unaudited) (continued)

MainStay ICAP Global Fund
Class C	$189

MainStay ICAP International Fund
Class A	$5
Class C	630

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the ICAP Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the ICAP Funds were as follows:

MainStay ICAP Equity Fund
Class A	$13,712
Investor Class	17,388
Class C	17,512
Class I	291,962
Class R1	2,750
Class R2	4,449
Class R3	983

MainStay ICAP Select Equity Fund
Class A	$601,174
Investor Class	255,788
Class B	62,370
Class C	141,111
Class I	2,487,244
Class R1	38,447
Class R2	20,099
Class R3	9,575

MainStay ICAP Global Fund
Class A	$385
Investor Class	2,350
Class C	1,258
Class I	5,073

MainStay ICAP International Fund
Class A	$54,606
Investor Class	12,239
Class C	21,833
Class I	1,132,862
Class R1	1,366
Class R2	29,587
Class R3	6,577

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the ICAP Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2015, New York Life and its affiliates beneficially held shares of the ICAP Funds with values and percentages of net assets as follows:

MainStay ICAP Equity Fund
Class I	$93,879,982	10.0%

MainStay ICAP Global Fund
Class A	$63,486	1.3%
Class C	30,476	4.1
Class I	60,580,508	95.9

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the ICAP Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

MainStay ICAP Select Equity Fund

As of October 31, 2014, for federal income tax purposes, capital loss carryforwards of $30,232,758 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016	$29,765	$—
2017	468	—
Total	$30,233	$—

MainStay ICAP International Fund

As of October 31, 2014, for federal income tax purposes, capital loss carryforwards of $117,077,114 were available as shown in the table below, to the extent provided by the regulations to offset future realized

74	MainStay ICAP Funds

gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$117,077	$—

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2014
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay ICAP Equity Fund	$12,679,493	$—	$12,679,493
MainStay ICAP Select Equity Fund	58,477,760	—	58,477,760
MainStay ICAP Global Fund	840,931	—	840,931
MainStay ICAP International Fund	18,368,169	—	18,368,169

Note 5–Custodian

State Street is the custodian of cash and securities held by the ICAP Funds. Custodial fees are charged to each ICAP Fund based on the ICAP Fund’s net assets and/or the market value of securities held by each ICAP Fund and the number of certain cash transactions incurred by each ICAP Fund.

Note 6–Line of Credit

The ICAP Funds and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the ICAP Funds and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the ICAP Funds under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities, other than short-term securities, were as follows:

	Other
	Purchases	Sales
MainStay ICAP Equity Fund	$387,835	$553,606
MainStay ICAP Select Equity Fund	1,771,735	2,430,888
MainStay ICAP Global Fund	24,270	25,287
MainStay ICAP International Fund	834,173	910,014

Note 8–Capital Share Transactions

MainStay ICAP Equity Fund

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	81,595	$4,259,839
Shares issued to shareholders in reinvestment of dividends and distributions	89,296	4,395,150
Shares redeemed	(168,387)	(8,681,108)

Net increase (decrease) in shares outstanding before conversion	2,504	(26,119)
Shares converted into Class A (See Note 1)	5,780	301,233
Shares converted from Class A (See Note 1)	(3,828)	(196,058)

Net increase (decrease)	4,456	$79,056

Year ended October 31, 2014:
Shares sold	205,201	$10,685,331
Shares issued to shareholders in reinvestment of dividends and distributions	7,632	401,554
Shares redeemed	(260,384)	(13,615,845)

Net increase (decrease) in shares outstanding before conversion	(47,551)	(2,528,960)
Shares converted into Class A (See Note 1)	20,221	1,059,449
Shares converted from Class A (See Note 1)	(3,757)	(200,789)

Net increase (decrease)	(31,087)	$(1,670,300)

75

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	19,290	$1,008,149
Shares issued to shareholders in reinvestment of dividends and distributions	26,860	1,320,004
Shares redeemed	(18,633)	(971,541)

Net increase (decrease) in shares outstanding before conversion	27,517	1,356,612
Shares converted into Investor Class (See Note 1)	3,835	196,058
Shares converted from Investor Class (See Note 1)	(5,791)	(301,233)

Net increase (decrease)	25,561	$1,251,437

Year ended October 31, 2014:
Shares sold	46,341	$2,448,020
Shares issued to shareholders in reinvestment of dividends and distributions	1,867	98,054
Shares redeemed	(50,603)	(2,676,857)

Net increase (decrease) in shares outstanding before conversion	(2,395)	(130,783)
Shares converted into Investor Class (See Note 1)	3,764	200,789
Shares converted from Investor Class (See Note 1)	(20,253)	(1,059,449)

Net increase (decrease)	(18,884)	$(989,443)

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	46,814	$2,446,691
Shares issued to shareholders in reinvestment of dividends and distributions	20,246	983,344
Shares redeemed	(46,525)	(2,396,797)

Net increase (decrease)	20,535	$1,033,238

Year ended October 31, 2014:
Shares sold	56,520	$2,927,549
Shares issued to shareholders in reinvestment of dividends and distributions	57	2,922
Shares redeemed	(38,226)	(1,988,031)

Net increase (decrease)	18,351	$942,440

Class I	Shares	Amount
Six-month period ended April 30, 2015 (a):
Shares sold	1,317,870	$68,718,093
Shares issued to shareholders in reinvestment of dividends and distributions	1,915,301	94,441,875
Shares redeemed	(4,968,051)	(260,560,715)

Net increase (decrease)	(1,734,880)	$(97,400,747)

Year ended October 31, 2014:
Shares sold	5,098,598	$267,945,973
Shares issued to shareholders in reinvestment of dividends and distributions	219,706	11,596,677
Shares redeemed	(4,955,356)	(261,698,708)

Net increase (decrease)	362,948	$17,843,942

(a) Includes the redemption of 947,509 shares through an in-kind transfer of securities in the amount of $19,718,366. (See Note 9)

Class R1	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	10,283	$533,397
Shares issued to shareholders in reinvestment of dividends and distributions	17,287	852,979
Shares redeemed	(44,644)	(2,399,194)

Net increase (decrease)	(17,074)	$(1,012,818)

Year ended October 31, 2014:
Shares sold	53,253	$2,814,437
Shares issued to shareholders in reinvestment of dividends and distributions	1,892	99,923
Shares redeemed	(41,593)	(2,202,640)

Net increase (decrease)	13,552	$711,720

Class R2	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	19,643	$1,025,725
Shares issued to shareholders in reinvestment of dividends and distributions	27,160	1,336,695
Shares redeemed	(46,385)	(2,382,868)

Net increase (decrease)	418	$(20,448)

Year ended October 31, 2014:
Shares sold	80,005	$4,184,964
Shares issued to shareholders in reinvestment of dividends and distributions	2,118	111,394
Shares redeemed	(226,573)	(11,902,247)

Net increase (decrease)	(144,450)	$(7,605,889)

Class R3	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	8,385	$427,395
Shares issued to shareholders in reinvestment of dividends and distributions	6,016	295,393
Shares redeemed	(8,762)	(457,138)

Net increase (decrease)	5,639	$265,650

Year ended October 31, 2014:
Shares sold	14,814	$765,970
Shares issued to shareholders in reinvestment of dividends and distributions	385	20,186
Shares redeemed	(24,287)	(1,283,144)

Net increase (decrease)	(9,088)	$(496,988)

76	MainStay ICAP Funds

MainStay ICAP Select Equity Fund

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	1,632,736	$76,811,579
Shares issued to shareholders in reinvestment of dividends and distributions	2,133,321	94,058,568
Shares redeemed	(5,773,430)	(270,627,763)

Net increase (decrease) in shares outstanding before conversion	(2,007,373)	(99,757,616)
Shares converted into Class A (See Note 1)	143,723	6,709,172
Shares converted from Class A (See Note 1)	(28,883)	(1,323,728)

Net increase (decrease)	(1,892,533)	$(94,372,172)

Year ended October 31, 2014:
Shares sold	2,992,636	$147,791,908
Shares issued to shareholders in reinvestment of dividends and distributions	139,875	6,947,440
Shares redeemed	(5,463,562)	(272,164,410)

Net increase (decrease) in shares outstanding before conversion	(2,331,051)	(117,425,062)
Shares converted into Class A (See Note 1)	372,824	18,527,847
Shares converted from Class A (See Note 1)	(38,207)	(1,908,328)

Net increase (decrease)	(1,996,434)	$(100,805,543)

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	78,919	$3,720,018
Shares issued to shareholders in reinvestment of dividends and distributions	579,362	25,546,186
Shares redeemed	(257,441)	(12,126,496)

Net increase (decrease) in shares outstanding before conversion	400,840	17,139,708
Shares converted into Investor Class (See Note 1)	82,235	3,906,726
Shares converted from Investor Class (See Note 1)	(129,614)	(6,062,771)

Net increase (decrease)	353,461	$14,983,663

Year ended October 31, 2014:
Shares sold	168,695	$8,318,518
Shares issued to shareholders in reinvestment of dividends and distributions	30,326	1,506,195
Shares redeemed	(478,123)	(23,674,959)

Net increase (decrease) in shares outstanding before conversion	(279,102)	(13,850,246)
Shares converted into Investor Class (See Note 1)	154,201	7,688,976
Shares converted from Investor Class (See Note 1)	(339,864)	(16,896,382)

Net increase (decrease)	(464,765)	$(23,057,652)

Class B	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	52,149	$2,420,082
Shares issued to shareholders in reinvestment of dividends and distributions	136,772	5,974,189
Shares redeemed	(77,741)	(3,611,701)

Net increase (decrease) in shares outstanding before conversion	111,180	4,782,570
Shares converted from Class B (See Note 1)	(68,141)	(3,229,399)

Net increase (decrease)	43,039	$1,553,171

Year ended October 31, 2014:
Shares sold	102,798	$5,025,119
Shares issued to shareholders in reinvestment of dividends and distributions	432	20,738
Shares redeemed	(138,239)	(6,791,703)

Net increase (decrease) in shares outstanding before conversion	(35,009)	(1,745,846)
Shares converted from Class B (See Note 1)	(150,396)	(7,412,113)

Net increase (decrease)	(185,405)	$(9,157,959)

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	160,775	$7,327,485
Shares issued to shareholders in reinvestment of dividends and distributions	231,124	10,093,193
Shares redeemed	(303,184)	(14,052,941)

Net increase (decrease)	88,715	$3,367,737

Year ended October 31, 2014:
Shares sold	166,636	$8,112,862
Shares issued to shareholders in reinvestment of dividends and distributions	667	32,010
Shares redeemed	(424,969)	(20,871,292)

Net increase (decrease)	(257,666)	$(12,726,420)

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	5,659,146	$266,613,649
Shares issued to shareholders in reinvestment of dividends and distributions	10,240,967	452,313,580
Shares redeemed	(15,916,355)	(751,999,541)

Net increase (decrease)	(16,242)	$(33,072,312)

Year ended October 31, 2014 (a):
Shares sold	16,880,998	$836,145,722
Shares issued to shareholders in reinvestment of dividends and distributions	920,903	45,826,013
Shares redeemed	(30,693,898)	(1,540,839,520)

Net increase (decrease)	(12,891,997)	$(658,867,785)

(a) Includes the purchase of 436,021 shares through an in-kind transfer of securities in the amount of $21,133,956. (See Note 9)

77

Notes to Financial Statements (Unaudited) (continued)

Class R1	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	89,034	$4,401,956
Shares issued to shareholders in reinvestment of dividends and distributions	159,210	7,036,149
Shares redeemed	(218,586)	(10,551,270)

Net increase (decrease)	29,658	$886,835

Year ended October 31, 2014:
Shares sold	630,210	$30,632,179
Shares issued to shareholders in reinvestment of dividends and distributions	12,479	620,671
Shares redeemed	(340,084)	(16,825,403)

Net increase (decrease)	302,605	$14,427,447

Class R2	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	23,788	$1,105,222
Shares issued to shareholders in reinvestment of dividends and distributions	75,298	3,320,389
Shares redeemed	(69,507)	(3,358,647)

Net increase (decrease)	29,579	$1,066,964

Year ended October 31, 2014:
Shares sold	225,724	$10,990,739
Shares issued to shareholders in reinvestment of dividends and distributions	5,027	249,111
Shares redeemed	(283,663)	(13,969,889)

Net increase (decrease)	(52,912)	$(2,730,039)

Class R3	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	27,592	$1,299,224
Shares issued to shareholders in reinvestment of dividends and distributions	35,901	1,580,607
Shares redeemed	(34,861)	(1,699,369)

Net increase (decrease)	28,632	$1,180,462

Year ended October 31, 2014:
Shares sold	50,717	$2,516,497
Shares issued to shareholders in reinvestment of dividends and distributions	1,344	66,566
Shares redeemed	(92,752)	(4,585,594)

Net increase (decrease)	(40,691)	$(2,002,531)

Class R6	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	791,069	$37,128,879
Shares issued to shareholders in reinvestment of dividends and distributions	307,955	13,603,154
Shares redeemed	(292,372)	(13,750,621)

Net increase (decrease)	806,652	$36,981,412

Year ended October 31, 2014:
Shares sold	2,040,355	$103,544,882
Shares issued to shareholders in reinvestment of dividends	12,099	613,461
Shares redeemed	(198,760)	(10,018,136)

Net increase (decrease)	1,853,694	$94,140,207

MainStay ICAP Global Fund

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	37,147	$415,156
Shares issued to shareholders in reinvestment of dividends and distributions	21,361	227,493
Shares redeemed	(61,080)	(716,533)

Net increase (decrease) in shares outstanding before conversion	(2,572)	(73,884)
Shares converted into Class A (See Note 1)	1,722	19,729
Shares converted from Class A (See Note 1)	(868)	(9,754)

Net increase (decrease)	(1,718)	$(63,909)

Year ended October 31, 2014:
Shares sold	54,405	$629,643
Shares issued to shareholders in reinvestment of dividends and distributions	4,579	51,787
Shares redeemed	(34,116)	(394,671)

Net increase (decrease) in shares outstanding before conversion	24,868	286,759
Shares converted into Class A (See Note 1)	2,261	25,886
Shares converted from Class A (See Note 1)	(1,410)	(16,087)

Net increase (decrease)	25,719	$296,558

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	45,401	$509,605
Shares issued to shareholders in reinvestment of dividends and distributions	5,573	59,235
Shares redeemed	(10,826)	(122,034)

Net increase (decrease) in shares outstanding before conversion	40,148	446,806
Shares converted into Investor Class (See Note 1)	869	9,754
Shares converted from Investor Class (See Note 1)	(1,725)	(19,729)

Net increase (decrease)	39,292	$436,831

Year ended October 31, 2014:
Shares sold	31,385	$364,644
Shares issued to shareholders in reinvestment of dividends and distributions	880	9,939
Shares redeemed	(19,520)	(225,486)

Net increase (decrease) in shares outstanding before conversion	12,745	149,097
Shares converted into Investor Class (See Note 1)	1,412	16,087
Shares converted from Investor Class (See Note 1)	(2,265)	(25,886)

Net increase (decrease)	11,892	$139,298

78	MainStay ICAP Funds

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	14,204	$159,738
Shares issued to shareholders in reinvestment of dividends and distributions	2,922	30,941
Shares redeemed	(9,565)	(104,372)

Net increase (decrease)	7,561	$86,307

Year ended October 31, 2014:
Shares sold	13,620	$155,768
Shares issued to shareholders in reinvestment of dividends and distributions	262	2,952
Shares redeemed	(5,998)	(69,173)

Net increase (decrease)	7,884	$89,547

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	9,399	$100,000
Shares issued to shareholders in reinvestment of dividends and distributions	308,496	3,288,571
Shares redeemed	(5,361)	(62,608)

Net increase (decrease)	312,534	$3,325,963

Year ended October 31, 2014:
Shares sold	7,909	$92,636
Shares issued to shareholders in reinvestment of dividends and distributions	68,543	775,905
Shares redeemed	(10,762)	(126,513)

Net increase (decrease)	65,690	$742,028

MainStay ICAP International Fund

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	306,458	$10,523,523
Shares issued to shareholders in reinvestment of dividends and distributions	71,373	2,294,653
Shares redeemed	(544,738)	(18,147,083)

Net increase (decrease) in shares outstanding before conversion	(166,907)	(5,328,907)
Shares converted into Class A (See Note 1)	2,867	100,373
Shares converted from Class A (See Note 1)	(1,965)	(68,488)

Net increase (decrease)	(166,005)	$(5,297,022)

Year ended October 31, 2014:
Shares sold	2,702,708	$96,090,585
Shares issued to shareholders in reinvestment of dividends and distributions	83,984	2,912,552
Shares redeemed	(10,814,783)	(393,388,175)

Net increase (decrease) in shares outstanding before conversion	(8,028,091)	(294,385,038)
Shares converted into Class A (See Note 1)	21,642	779,124
Shares converted from Class A (See Note 1)	(12,279)	(435,653)

Net increase (decrease)	(8,018,728)	$(294,041,567)

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	14,173	$484,330
Shares issued to shareholders in reinvestment of dividends and distributions	7,096	228,273
Shares redeemed	(25,716)	(878,321)

Net increase (decrease) in shares outstanding before conversion	(4,447)	(165,718)
Shares converted into Investor Class (See Note 1)	1,965	68,488
Shares converted from Investor Class (See Note 1)	(2,867)	(100,373)

Net increase (decrease)	(5,349)	$(197,603)

Year ended October 31, 2014:
Shares sold	33,764	$1,201,110
Shares issued to shareholders in reinvestment of dividends and distributions	1,848	64,125
Shares redeemed	(40,063)	(1,426,002)

Net increase (decrease) in shares outstanding before conversion	(4,451)	(160,767)
Shares converted into Investor Class (See Note 1)	12,287	435,653
Shares converted from Investor Class (See Note 1)	(21,650)	(779,124)

Net increase (decrease)	(13,814)	$(504,238)

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	45,967	$1,547,651
Shares issued to shareholders in reinvestment of dividends and distributions	8,222	260,638
Shares redeemed	(40,334)	(1,335,382)

Net increase (decrease)	13,855	$472,907

Year ended October 31, 2014:
Shares sold	88,298	$3,057,048
Shares issued to shareholders in reinvestment of dividends and distributions	28	954
Shares redeemed	(104,890)	(3,674,514)

Net increase (decrease)	(16,564)	$(616,512)

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	8,857,225	$301,906,113
Shares issued to shareholders in reinvestment of dividends and distributions	1,786,894	57,466,501
Shares redeemed	(10,895,052)	(369,957,072)

Net increase (decrease)	(250,933)	$(10,584,458)

Year ended October 31, 2014:
Shares sold	28,346,227	$1,022,521,715
Shares issued to shareholders in reinvestment of dividends and distributions	424,342	14,758,600
Shares redeemed	(11,679,418)	(417,951,037)

Net increase (decrease)	17,091,151	$619,329,278

79

Notes to Financial Statements (Unaudited) (continued)

Class R1	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	2,871	$98,091
Shares issued to shareholders in reinvestment of dividends and distributions	1,884	60,494
Shares redeemed	(3,734)	(128,301)

Net increase (decrease)	1,021	$30,284

Year ended October 31, 2014:
Shares sold	39,320	$1,413,549
Shares issued to shareholders in reinvestment of dividends and distributions	327	11,353
Shares redeemed	(16,187)	(589,955)

Net increase (decrease)	23,460	$834,947

Class R2	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	233,826	$7,891,239
Shares issued to shareholders in reinvestment of dividends and distributions	33,230	1,068,009
Shares redeemed	(265,860)	(9,037,836)

Net increase (decrease)	1,196	$(78,588)

Year ended October 31, 2014:
Shares sold	341,234	$12,102,163
Shares issued to shareholders in reinvestment of dividends and distributions	9,304	322,474
Shares redeemed	(392,251)	(13,994,829)

Net increase (decrease)	(41,713)	$(1,570,192)

Class R3	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	58,360	$1,968,710
Shares issued to shareholders in reinvestment of dividends and distributions	6,255	199,984
Shares redeemed	(39,585)	(1,344,110)

Net increase (decrease)	25,030	$824,584

Year ended October 31, 2014:
Shares sold	101,800	$3,607,265
Shares issued to shareholders in reinvestment of dividends and distributions	1,345	46,334
Shares redeemed	(139,603)	(4,926,627)

Net increase (decrease)	(36,458)	$(1,273,028)

Note 9–In-Kind Transfer of Securities

During the six-month period ended April 30, 2015, the MainStay ICAP Equity Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Shares	Redeemed Value	Gain (Loss)
11/21/14	947,509	$19,718,366	$536,159

During the year ended October 31, 2014, the MainStay ICAP Select Equity Fund received shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Shares	Value
11/21/13	436,021	$21,133,956

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the ICAP Funds as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the ICAP Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

On June 25, 2015, pursuant to the terms of a plan of liquidation, the Board of MainStay Funds Trust, upon the recommendation of the Fund’s Manager, approved a proposal to liquidate the MainStay ICAP Global Fund. The Fund will be liquidated on or about September 30, 2015.

In connection with the liquidation, the Board approved the closure of the Fund to all new investors as of July 1, 2015. Effective July 1, 2015, new account requests and exchanges into the Fund will no longer be accepted. Investors owning shares of the Fund on July 1, 2015 may continue to purchase shares, including through dividend reinvestments. Furthermore, the Board approved the closure of the Fund to purchases by existing shareholders effective September 18, 2015. These dates may be changed without notice at the discretion of the Fund’s officers.

80	MainStay ICAP Funds

Board Consideration and Approval of Management Agreements and

Subadvisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreements with respect to the MainStay ICAP Equity Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund, and MainStay ICAP Select Equity Fund (“ICAP Funds”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and Institutional Capital LLC (“ICAP”) with respect to the ICAP Funds.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and ICAP in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the ICAP Funds and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the ICAP Funds’ investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the ICAP Funds and the rationale for any differences in the ICAP Funds’ management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the ICAP Funds to New York Life Investments and its affiliates, including ICAP as subadvisor to the ICAP Funds and responses from New York Life Investments and ICAP to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the ICAP Funds prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the ICAP Funds by New York Life Investments and ICAP; (ii) the investment performance of the ICAP Funds, New York Life Investments and ICAP; (iii) the costs of the services provided, and profits realized, by New York Life Investments and ICAP from their relationships with the ICAP Funds; (iv) the extent to which economies of scale may be realized as the ICAP Funds grow and the extent to which economies of scale may benefit ICAP Fund investors; and (v) the reasonableness of the ICAP Funds’ management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and ICAP and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the ICAP Funds and that the ICAP Funds’ shareholders, having had the opportunity to consider other investment options, have chosen to invest in the ICAP Funds. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and ICAP

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the ICAP Funds. The Board evaluated New York Life Investments’ experience in serving as manager of the ICAP Funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the ICAP Funds as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the ICAP Funds under the terms of the Management Agreements, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the ICAP Funds’ Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the ICAP Funds’ compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the ICAP Funds’ Management Agreements. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the ICAP Funds and noted that New York Life Investments is responsible for compensating the ICAP Funds’ officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the ICAP Funds’ prospectus.

81

Board Consideration and Approval of Management Agreements and

Subadvisory Agreements (Unaudited) (continued)

The Board also examined the nature, scope and quality of the advisory services that ICAP provides to the ICAP Funds. The Board evaluated ICAP’s experience in serving as subadvisor to the ICAP Funds and managing other portfolios. It examined ICAP’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at ICAP, and ICAP’s overall legal and compliance environment. The Board also reviewed ICAP’s willingness to invest in personnel that benefit the ICAP Funds. In this regard, the Board considered the experience of the ICAP Funds’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the ICAP Funds should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and ICAP’s experience, personnel, operations and resources.

Investment Performance

In evaluating the ICAP Funds’ investment performance, the Board considered investment performance results in light of the ICAP Funds’ investment objectives, strategies and risks, as disclosed in the ICAP Funds’ prospectus. The Board particularly considered detailed investment reports on the ICAP Funds’ performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the ICAP Funds’ gross and net returns, the ICAP Funds’ investment performance relative to relevant investment categories and ICAP Fund benchmarks, the ICAP Funds’ risk-adjusted investment performance, and the ICAP Funds’ investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the ICAP Funds as compared to peer funds.

In considering the ICAP Funds’ investment performance, the Board focused principally on the ICAP Funds’ long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the ICAP Funds’ investment performance as well as discussions between the ICAP Funds’ portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or ICAP had taken, or had agreed with the Board to take, to enhance ICAP Fund investment performance and the results of those actions. The Board observed the ICAP Equity Fund and ICAP Select Equity Fund had each recently underperformed relative to peers, but noted that each Fund’s longer-term investment performance compared favorably to peers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the ICAP Funds, along with ongoing efforts by New York Life Investments and ICAP to enhance investment returns, supported a determination to approve the Agreements. The ICAP Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the ICAP Funds’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and ICAP

The Board considered the costs of the services provided by New York Life Investments and ICAP under the Agreements and the profits realized by New York Life Investments and its affiliates, including ICAP, due to their relationships with the ICAP Funds. Because ICAP is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and ICAP in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including ICAP, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the ICAP Funds, and that New York Life Investments is responsible for paying the subadvisory fees for the ICAP Funds. The Board acknowledged that New York Life Investments and ICAP must be in a position to pay and retain experienced professional personnel to provide services to the ICAP Funds and that the ability to maintain a strong financial position is important in order for New York Life Investments and ICAP to continue to provide high-quality services to the ICAP Funds. The Board also noted that the ICAP Funds benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the ICAP Funds and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the ICAP Funds, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the ICAP Funds and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the ICAP Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the ICAP Funds. The Board recognized, for example, the benefits to ICAP from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to ICAP in exchange for

82	MainStay ICAP Funds

commissions paid by the ICAP Funds with respect to trades on the ICAP Funds’ portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the ICAP Funds, New York Life Investments’ affiliates also earn revenues from serving the ICAP Funds in various other capacities, including as the ICAP Funds’ transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the ICAP Funds to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the ICAP Funds to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationships with the ICAP Funds on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including ICAP, due to their relationships with the ICAP Funds supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the ICAP Funds Grow

The Board considered whether the ICAP Funds’ expense structures permit economies of scale to be shared with ICAP Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the ICAP Funds and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the ICAP Funds’ management fee schedules compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the ICAP Funds’ management fee schedules hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the ICAP Funds in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the ICAP Funds’ expense structures appropriately reflect economies of scale for the benefit of ICAP Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the ICAP Funds’ expense structures as the ICAP Funds grow over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the ICAP Funds’ expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fees paid by the ICAP Funds to New York Life Investments, since the fees paid to ICAP are paid by New York Life Investments, not the ICAP Funds.

In assessing the reasonableness of the ICAP Funds’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and ICAP on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the ICAP Funds. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the ICAP Funds’ net management fees and expenses.

The Board noted that, outside of the ICAP Funds’ management fees and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the ICAP Funds based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the ICAP Funds’ average net assets. The Board took into account information from New York Life Investments showing that the ICAP Funds’ transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the ICAP Funds’ transfer agent, charges the ICAP Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the ICAP Funds.

The Board considered that, because the ICAP Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also

83

Board Consideration and Approval of Management Agreements and

Subadvisory Agreements (Unaudited) (continued)

acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the ICAP Funds’ management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

84	MainStay ICAP Funds

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the ICAP Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The ICAP Funds are required to file with the SEC their proxy voting records for each ICAP Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant ICAP Fund proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each ICAP Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each ICAP Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

85

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1651694 MS139-15	MSIC10-06/15 NL0E1

MainStay Epoch U.S. All Cap Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.49 6.34%	9.66 16.04%	11.99 13.26%	7.71 8.33%	1.13 1.13%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.35 6.19	9.35 15.71	11.52 12.79	7.40 8.01	1.49 1.49
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1.01 5.77	9.85 14.85	11.69 11.95	7.20 7.20	2.24 2.24
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4.81 5.76	13.79 14.79	11.94 11.94	7.20 7.20	2.24 2.24
Class I Shares	No Sales Charge		6.46	16.34	13.54	8.72	0.88

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 3000® Index[4]	4.74%	12.74%	14.33%	8.66%
Average Lipper Multi-Cap Core Fund[5]	4.64	10.55	12.64	7.96

4.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have average characteristics compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. All Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. All Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,063.40	$5.78	$1,019.20	$5.66

Investor Class Shares	$1,000.00	$1,061.90	$7.41	$1,017.60	$7.25

Class B Shares	$1,000.00	$1,057.70	$11.22	$1,013.90	$10.99

Class C Shares	$1,000.00	$1,057.60	$11.22	$1,013.90	$10.99

Class I Shares	$1,000.00	$1,064.60	$4.50	$1,020.40	$4.41

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.13% for Class A, 1.45% for Investor Class, 2.20% for Class B and Class C and 0.88% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of April 30, 2015 (Unaudited)

Software	10.0%
Banks	8.8
Capital Markets	7.4
Aerospace & Defense	7.3
Technology Hardware, Storage & Peripherals	6.0
Oil, Gas & Consumable Fuels	5.4
Insurance	4.7
Chemicals	4.3
Health Care Providers & Services	3.7
Specialty Retail	3.7
IT Services	3.6
Semiconductors & Semiconductor Equipment	3.3
Auto Components	2.6
Multi-Utilities	2.4
Machinery	2.1
Media	2.0
Food & Staples Retailing	1.9
Pharmaceuticals	1.9

Health Care Equipment & Supplies	1.6%
Beverages	1.5
Hotels, Restaurants & Leisure	1.5
Containers & Packaging	1.4
Diversified Telecommunication Services	1.4
Life Sciences Tools & Services	1.4
Building Products	1.3
Diversified Financial Services	1.3
Multiline Retail	1.3
Distributors	1.2
Commercial Services & Supplies	1.0
Construction & Engineering	0.8
Consumer Finance	0.7
Short-Term Investment	3.2
Other Assets, Less Liabilities	–0.7

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2015 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Boeing Co. (The)

4.	UnitedHealth Group, Inc.

5.	Visa, Inc. Class A
6.	Oracle Corp.

7.	Ameriprise Financial, Inc.

8.	Anadarko Petroleum Corp.

9.	Occidental Petroleum Corp.

10.	Time Warner, Inc.

8	MainStay Epoch U.S. All Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. All Cap Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Epoch U.S. All Cap Fund returned 6.34% for Class A shares, 6.19% for Investor Class shares, 5.77% for Class B shares and 5.76% for Class C shares for the six months ended April 30, 2015. Over the same period, Class I shares returned 6.46%. For the six months ended April 30, 2015, all share classes outperformed the 4.74% return of the Russell 3000® Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes outperformed the 4.64% return of the Average Lipper2 Multi-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The largest contributions to the Fund’s performance relative to the Russell 3000® Index came from stock selection in the industrials, financials and health care sectors. (Contributions take weightings and total returns into account.) In the consumer discretionary and telecommunication services sectors, stock selection was the most significant detractor from the Fund’s relative performance. In a rising market, the Fund’s cash position also detracted from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks that made the strongest positive contributions to the Fund’s absolute performance were hardware, computers and peripherals company Apple; apparel retailer Kohl’s; and aircraft manufacturer Boeing.

Apple’s shares continued to benefit from evidence that the company was having success in driving software and services innovation to capture premium pricing on its products. In addition, investors appeared to more readily appreciate the company’s enhanced capital allocation policy, which now includes regular dividend increases and share repurchases.

Kohl’s delivered better-than-expected results in the fourth quarter and for fiscal-year 2014 primarily because of improved comparable same-store sales comparisons. The company also announced a 15% increase in its quarterly dividend. Kohl’s broad selection of national brands, attractive pricing and convenient nonmall locations appears to be providing a competitive advantage relative to many of the company’s peers.

Boeing’s shares continued to benefit from secular tailwinds, including an active and ongoing commercial aviation replacement cycle and increasing emerging-market demand for new aircraft. At the end of the reporting period, the company had a $502 billion backlog of new plane orders, providing strong revenue visibility for several years.

Among the stocks that detracted from the Fund’s absolute performance were energy equipment & services company National Oilwell Varco, telecommunication services company CenturyLink and banking company CIT Group. Shares of National Oilwell Varco declined in concert with the general decline in the energy sector during the reporting period. CenturyLink reported lower-than-expected revenues and lowered guidance during the reporting period because of lower-than-expected growth in its cloud and hosting business. CIT Group reported top- and bottom-line results that fell short of Wall Street expectations. The company is working to restructure its business operations to compete more effectively in its growing broadband and enterprise services business.

Did the Fund make any significant purchases or sales during the reporting period?

Among the additions to the Fund during the reporting period were bank holding company Citizens Financial Group and independent oil & gas exploration & production company Anadarko Petroleum.

Citizens Financial Group is the 13th largest bank holding company in the United States by assets, with $133 billion, including $93 billion of loans as of December 31, 2014. We believe that the company has the potential to realize fundamental improvement in many aspects of its business, including revenue, loan mix, cost and capital allocation.

Anadarko Petroleum is one of the largest independent oil & gas exploration & production companies in North America. The company has a geographically well-diversified portfolio of low-cost assets that we believe may deliver attractive mid-single-digit organic production growth over the medium term. We initiated the Fund’s position after recent share-price weakness caused by falling oil prices, which in our opinion created an attractive entry point.

The Fund’s eliminated positions included health care providers & services company Amerisource Bergen and energy equipment & services company National Oilwell Varco. Amerisource Bergen’s shares had appreciated, and we elected to replace the position with what we believed to be a better risk/reward opportunity. We also closed our position in National Oilwell Varco because we were concerned about an oversupply of deep-water drilling rigs and the likelihood that new orders might lag an eventual industry recovery.

1.	See footnote on page 6 for more information on the Russell 3000® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

How did the Fund’s sector weightings change during the reporting period?

We increased the Fund’s exposure to the financials and industrials sectors during the reporting period. Two significant reductions were in the consumer staples and consumer discretionary sectors. These moves were the result of stock-specific decisions and did not reflect top-down predictions for individual sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2015, the Fund had overweight positions relative to the Russell 3000® Index in the financials and information technology sectors. As of the same date, the Fund held underweight positions relative to the Index in the health care and consumer staples sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. All Cap Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value

Common Stocks 97.5%†
Aerospace & Defense 7.3%
♦Boeing Co. (The)	137,020	$19,640,447
Hexcel Corp.	167,700	8,410,155
Rockwell Collins, Inc.	139,705	13,597,488
United Technologies Corp.	91,930	10,457,037

		52,105,127

Auto Components 2.6%
Dana Holding Corp.	284,480	6,136,234
Visteon Corp. (a)	121,420	12,311,988

		18,448,222

Banks 8.8%
BankUnited, Inc.	285,670	9,387,116
CIT Group, Inc.	299,190	13,472,526
Citigroup, Inc.	242,980	12,955,693
Citizens Financial Group, Inc.	350,300	9,125,315
Huntington Bancshares, Inc.	636,950	6,917,277
Investors Bancorp, Inc.	886,770	10,499,357

		62,357,284

Beverages 1.5%
PepsiCo., Inc.	112,650	10,715,268

Building Products 1.3%
Masco Corp.	353,050	9,352,294

Capital Markets 7.4%
♦Ameriprise Financial, Inc.	128,510	16,099,733
BlackRock, Inc.	33,620	12,235,663
Morgan Stanley	348,740	13,011,489
Northern Trust Corp.	148,920	10,893,498

		52,240,383

Chemicals 4.3%
E.I. du Pont de Nemours & Co.	145,520	10,652,064
Ecolab, Inc.	77,662	8,696,591
Praxair, Inc.	93,600	11,412,648

		30,761,303

Commercial Services & Supplies 1.0%
Waste Connections, Inc.	152,940	7,250,885

Construction & Engineering 0.8%
Jacobs Engineering Group, Inc. (a)	127,965	5,484,580

Consumer Finance 0.7%
Synchrony Financial (a)	161,626	5,034,650

Containers & Packaging 1.4%
Rock-Tenn Co. Class A	155,610	9,800,318

	Shares	Value

Distributors 1.2%
Genuine Parts Co.	93,450	$8,396,483

Diversified Financial Services 1.3%
CME Group, Inc.	102,045	9,276,911

Diversified Telecommunication Services 1.4%
CenturyLink, Inc.	281,480	10,122,021

Food & Staples Retailing 1.9%
CVS Health Corp.	137,185	13,621,099

Health Care Equipment & Supplies 1.6%
Abbott Laboratories	251,580	11,678,344

Health Care Providers & Services 3.7%
McKesson Corp.	39,690	8,866,746
♦UnitedHealth Group, Inc.	157,870	17,586,718

		26,453,464

Hotels, Restaurants & Leisure 1.5%
McDonald’s Corp.	109,490	10,571,259

Insurance 4.7%
American International Group, Inc.	246,395	13,869,575
Marsh & McLennan Cos., Inc.	187,340	10,521,014
MetLife, Inc.	172,760	8,860,860

		33,251,449

IT Services 3.6%
Fidelity National Information Services, Inc.	129,910	8,118,076
♦Visa, Inc. Class A	265,432	17,531,783

		25,649,859

Life Sciences Tools & Services 1.4%
Agilent Technologies, Inc.	235,515	9,743,256

Machinery 2.1%
AGCO Corp.	107,140	5,518,781
Ingersoll-Rand PLC	142,100	9,355,864

		14,874,645

Media 2.0%
♦Time Warner, Inc.	171,125	14,444,661

Multi-Utilities 2.4%
Vectren Corp.	187,776	8,106,290
Wisconsin Energy Corp.	176,320	8,660,838

		16,767,128

Multiline Retail 1.3%
Kohl’s Corp.	125,580	8,997,807

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels 5.4%
♦Anadarko Petroleum Corp.	164,485	$15,478,038
Devon Energy Corp.	120,350	8,209,074
♦Occidental Petroleum Corp.	184,027	14,740,563

		38,427,675

Pharmaceuticals 1.9%
AbbVie, Inc.	211,430	13,671,064

Semiconductors & Semiconductor Equipment 3.3%
Applied Materials, Inc.	471,500	9,330,985
Texas Instruments, Inc.	265,308	14,382,347

		23,713,332

Software 10.0%
ANSYS, Inc. (a)	79,170	6,795,953
Check Point Software Technologies, Ltd. (a)	142,550	11,900,074
Citrix Systems, Inc. (a)	153,975	10,340,961
♦Microsoft Corp.	526,720	25,619,661
♦Oracle Corp.	371,650	16,211,373

		70,868,022

Specialty Retail 3.7%
Home Depot, Inc. (The)	130,780	13,990,844
TJX Cos., Inc. (The)	194,450	12,549,803

		26,540,647

Technology Hardware, Storage & Peripherals 6.0%
♦Apple, Inc.	248,628	31,115,794
Seagate Technology PLC	192,960	11,330,611

		42,446,405

Total Common Stocks (Cost $524,799,913)		693,065,845

	Principal Amount	Value

Short-Term Investment 3.2%
Repurchase Agreement 3.2%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $22,417,708 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $22,930,000 and a Market Value of $22,867,837)	$22,417,708	$22,417,708

Total Short-Term Investment (Cost $22,417,708)		22,417,708

Total Investments (Cost $547,217,621) (b)	100.7%	715,483,553
Other Assets, Less Liabilities	(0.7)	(4,748,812)
Net Assets	100.0%	$710,734,741

(a)	Non-income producing security.

(b)	As of April 30, 2015, cost was $547,897,491 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$171,264,581
Gross unrealized depreciation	(3,678,519)

Net unrealized appreciation	$167,586,062

12	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$693,065,845	$—	$—	$693,065,845
Short-Term Investment
Repurchase Agreement	—	22,417,708	—	22,417,708

Total Investments in Securities	$693,065,845	$22,417,708	$—	$715,483,553

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $547,217,621)	$715,483,553
Receivables:
Dividends	671,859
Fund shares sold	160,375
Other assets	53,600

Total assets	716,369,387

Liabilities
Payables:
Investment securities purchased	4,970,727
Manager (See Note 3)	496,127
Fund shares redeemed	74,938
Professional fees	31,403
Transfer agent (See Note 3)	19,896
Shareholder communication	16,805
NYLIFE Distributors (See Note 3)	15,970
Custodian	3,058
Trustees	425
Accrued expenses	5,297

Total liabilities	5,634,646

Net assets	$710,734,741

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$24,169
Additional paid-in capital	491,594,457

491,618,626
Undistributed net investment income	2,442,961
Accumulated net realized gain (loss) on investments	48,407,222
Net unrealized appreciation (depreciation) on investments	168,265,932

Net assets	$710,734,741

Class A
Net assets applicable to outstanding shares	$23,769,807

Shares of beneficial interest outstanding	871,834

Net asset value per share outstanding	$27.26
Maximum sales charge (5.50% of offering price)	1.59

Maximum offering price per share outstanding	$28.85

Investor Class
Net assets applicable to outstanding shares	$12,865,173

Shares of beneficial interest outstanding	478,510

Net asset value per share outstanding	$26.89
Maximum sales charge (5.50% of offering price)	1.57

Maximum offering price per share outstanding	$28.46

Class B
Net assets applicable to outstanding shares	$5,164,898

Shares of beneficial interest outstanding	213,171

Net asset value and offering price per share outstanding	$24.23

Class C
Net assets applicable to outstanding shares	$5,031,717

Shares of beneficial interest outstanding	207,457

Net asset value and offering price per share outstanding	$24.25

Class I
Net assets applicable to outstanding shares	$663,903,146

Shares of beneficial interest outstanding	22,398,419

Net asset value and offering price per share outstanding	$29.64

14	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends	$7,461,330

Expenses
Manager (See Note 3)	3,124,372
Distribution/Service—Class A (See Note 3)	27,887
Distribution/Service—Investor Class (See Note 3)	15,501
Distribution/Service—Class B (See Note 3)	25,888
Distribution/Service—Class C (See Note 3)	24,815
Transfer agent (See Note 3)	61,045
Registration	42,313
Professional fees	32,421
Shareholder communication	14,610
Trustees	6,352
Custodian	5,839
Miscellaneous	14,400

Total expenses	3,395,443

Net investment income (loss)	4,065,887

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	49,087,387
Net change in unrealized appreciation (depreciation) on investments	(6,179,090)

Net realized and unrealized gain (loss) on investments	42,908,297

Net increase (decrease) in net assets resulting from operations	$46,974,184

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,065,887	$6,269,719
Net realized gain (loss) on investments	49,087,387	62,982,122
Net change in unrealized appreciation (depreciation) on investments	(6,179,090)	30,498,235

Net increase (decrease) in net assets resulting from operations	46,974,184	99,750,076

Dividends and distributions to shareholders:
From net investment income:
Class A	(154,778)	(108,975)
Investor Class	(51,396)	(29,637)
Class I	(6,341,256)	(4,634,348)

	(6,547,430)	(4,772,960)

From net realized gain on investments:
Class A	(1,883,416)	(1,164,927)
Investor Class	(1,092,818)	(726,107)
Class B	(514,546)	(402,567)
Class C	(456,298)	(248,256)
Class I	(58,693,668)	(36,866,028)

	(62,640,746)	(39,407,885)

Total dividends and distributions to shareholders	(69,188,176)	(44,180,845)

Capital share transactions:
Net proceeds from sale of shares	44,987,799	216,955,775
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	68,821,305	43,907,794
Cost of shares redeemed	(141,963,201)	(174,543,017)

Increase (decrease) in net assets derived from capital share transactions	(28,154,097)	86,320,552

Net increase (decrease) in net assets	(50,368,089)	141,889,783

Net Assets
Beginning of period	761,102,830	619,213,047

End of period	$710,734,741	$761,102,830

Undistributed net investment income at end of period	$2,442,961	$4,924,504

16	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012		2011	2010
Net asset value at beginning of period	$28.35		$26.48	$23.20	$21.92		$20.93	$17.76

Net investment income (loss) (a)	0.12		0.18	0.18	0.16		0.07	0.09
Net realized and unrealized gain (loss) on investments	1.55		3.64	5.90	2.10		0.97	3.13

Total from investment operations	1.67		3.82	6.08	2.26		1.04	3.22

Less dividends and distributions:
From net investment income	(0.21)		(0.17)	(0.21)	(0.09)		(0.05)	(0.05)
From net realized gain on investments	(2.55)		(1.78)	(2.59)	(0.89)		—	—

Total dividends and distributions	(2.76)		(1.95)	(2.80)	(0.98)		(0.05)	(0.05)

Net asset value at end of period	$27.26		$28.35	$26.48	$23.20		$21.92	$20.93

Total investment return (b)	6.34	%(c)	15.28%	29.79%	10.71%		4.96%	18.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.86	%††	0.69%	0.76%	0.70%		0.30%	0.48%
Net expenses	1.13	%††	1.13%	1.15%	1.14	%(d)	1.15%	1.19%
Portfolio turnover rate	12%		31%	37%	31%		42%	41%
Net assets at end of period (in 000’s)	$23,770		$20,942	$16,608	$12,451		$10,466	$9,749

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012		2011	2010
Net asset value at beginning of period	$27.95		$26.12	$22.92	$21.68		$20.74	$17.66

Net investment income (loss) (a)	0.07		0.09	0.08	0.06		(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	1.54		3.59	5.82	2.07		0.97	3.11

Total from investment operations	1.61		3.68	5.90	2.13		0.94	3.10

Less dividends and distributions:
From net investment income	(0.12)		(0.07)	(0.11)	—		—	(0.02)
From net realized gain on investments	(2.55)		(1.78)	(2.59)	(0.89)		—	—

Total dividends and distributions	(2.67)		(1.85)	(2.70)	(0.89)		—	(0.02)

Net asset value at end of period	$26.89		$27.95	$26.12	$22.92		$21.68	$20.74

Total investment return (b)	6.19	%(c)	14.90%	29.23%	10.14%		4.53%	17.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.54	%††	0.34%	0.34%	0.27%		(0.12%)	(0.04%)
Net expenses	1.45	%††	1.49%	1.57%	1.58	%(d)	1.58%	1.69%
Portfolio turnover rate	12%		31%	37%	31%		42%	41%
Net assets at end of period (in 000’s)	$12,865		$12,040	$10,603	$8,064		$7,659	$7,238

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2015*		2014	2013	2012		2011	2010
Net asset value at beginning of period	$25.42		$24.02	$21.31	$20.37		$19.63	$16.84

Net investment income (loss) (a)	(0.02)		(0.09)	(0.08)	(0.10)		(0.18)	(0.14)
Net realized and unrealized gain (loss) on investments	1.38		3.27	5.38	1.93		0.92	2.95

Total from investment operations	1.36		3.18	5.30	1.83		0.74	2.81

Less dividends and distributions:
From net investment income	—		—	—	—		—	(0.02)
From net realized gain on investments	(2.55)		(1.78)	(2.59)	(0.89)		—	—

Total dividends and distributions	(2.55)		(1.78)	(2.59)	(0.89)		—	(0.02)

Net asset value at end of period	$24.23		$25.42	$24.02	$21.31		$20.37	$19.63

Total investment return (b)	5.77	% (c)	14.07%	28.25%	9.34%		3.77%	16.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.20	%)††	(0.38%)	(0.37%)	(0.46%)		(0.86%)	(0.77%)
Net expenses	2.20	% ††	2.24%	2.32%	2.33	% (d)	2.33%	2.44%
Portfolio turnover rate	12%		31%	37%	31%		42%	41%
Net assets at end of period (in 000’s)	$5,165		$5,140	$5,415	$5,137		$5,978	$6,362

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

	Six months ended April 30,		Year ended October 31,
Class C	2015*		2014	2013	2012		2011	2010
Net asset value at beginning of period	$25.44		$24.04	$21.33	$20.39		$19.65	$16.86

Net investment income (loss) (a)	(0.03)		(0.10)	(0.09)	(0.09)		(0.18)	(0.14)
Net realized and unrealized gain (loss) on investments	1.39		3.28	5.39	1.92		0.92	2.95

Total from investment operations	1.36		3.18	5.30	1.83		0.74	2.81

Less dividends and distributions:
From net investment income	—		—	—	—		—	(0.02)
From net realized gain on investments	(2.55)		(1.78)	(2.59)	(0.89)		—	—

Total dividends and distributions	(2.55)		(1.78)	(2.59)	(0.89)		—	(0.02)

Net asset value at end of period	$24.25		$25.44	$24.04	$21.33		$20.39	$19.65

Total investment return (b)	5.76	% (c)	14.01%	28.27%	9.33%		3.77%	16.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.22	%)††	(0.41%)	(0.41%)	(0.45%)		(0.86%)	(0.79%)
Net expenses	2.20	% ††	2.24%	2.32%	2.33	% (d)	2.33%	2.44%
Portfolio turnover rate	12%		31%	37%	31%		42%	41%
Net assets at end of period (in 000’s)	$5,032		$4,347	$3,314	$2,409		$3,498	$3,959

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

18	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012		2011	2010
Net asset value at beginning of period	$30.62		$28.43	$24.71	$23.29		$22.24	$18.87

Net investment income (loss) (a)	0.17		0.27	0.25	0.23		0.13	0.13
Net realized and unrealized gain (loss) on investments	1.68		3.92	6.33	2.22		1.03	3.34

Total from investment operations	1.85		4.19	6.58	2.45		1.16	3.47

Less dividends and distributions:
From net investment income	(0.28)		(0.22)	(0.27)	(0.14)		(0.11)	(0.10)
From net realized gain on investments	(2.55)		(1.78)	(2.59)	(0.89)		—	—

Total dividends and distributions	(2.83)		(2.00)	(2.86)	(1.03)		(0.11)	(0.10)

Net asset value at end of period	$29.64		$30.62	$28.43	$24.71		$23.29	$22.24

Total investment return (b)	6.46	%(c)	15.60%	30.09%	10.96%		5.20%	18.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.13	%††	0.95%	1.00%	0.98%		0.55%	0.62%
Net expenses	0.88	%††	0.88%	0.90%	0.89	%(d)	0.90%	0.94%
Portfolio turnover rate	12%		31%	37%	31%		42%	41%
Net assets at end of period (in 000’s)	$663,903		$718,634	$583,273	$424,714		$584,686	$510,263

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Epoch U.S. All Cap Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay Epoch U.S. All Cap Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers five classes of shares. Class I shares commenced operations on January 2, 1991. Class A, Class B and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”)

(generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with

20	MainStay Epoch U.S. All Cap Fund

investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level, of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of

21

Notes to Financial Statements (Unaudited) (continued)

any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $500 million; 0.825% from $500 million to $1 billion; and 0.80% in excess of $1 billion. During the six-month period ended April 30, 2015, the effective management fee rate was 0.84%.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $3,124,372.

22	MainStay Epoch U.S. All Cap Fund

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $6,368 and $3,501, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class B and Class C shares of $1,117 and $1,606, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$759
Investor Class	20,159
Class B	8,418
Class C	8,060
Class I	23,649

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$173,742,897	26.2%

Note 4–Federal Income Tax

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$8,662,084
Long-Term Capital Gain	35,518,761
Total	$44,180,845

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

23

Notes to Financial Statements (Unaudited) (continued)

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities, other than short-term securities, were $85,163 and $165,926, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	111,212	$3,011,939
Shares issued to shareholders in reinvestment of dividends and distributions	77,315	2,017,921
Shares redeemed	(68,249)	(1,872,876)

Net increase (decrease) in shares outstanding before conversion	120,278	3,156,984
Shares converted into Class A (See Note 1)	19,071	517,936
Shares converted from Class A (See Note 1)	(6,156)	(165,288)

Net increase (decrease)	133,193	$3,509,632

Year ended October 31, 2014:
Shares sold	193,753	$5,100,995
Shares issued to shareholders in reinvestment of dividends and distributions	49,484	1,257,386
Shares redeemed	(175,531)	(4,645,605)

Net increase (decrease) in shares outstanding before conversion	67,706	1,712,776
Shares converted into Class A (See Note 1)	46,946	1,236,878
Shares converted from Class A (See Note 1)	(3,282)	(90,155)

Net increase (decrease)	111,370	$2,859,499

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	45,688	$1,226,370
Shares issued to shareholders in reinvestment of dividends and distributions	44,348	1,142,852
Shares redeemed	(40,056)	(1,085,541)

Net increase (decrease) in shares outstanding before conversion	49,980	1,283,681
Shares converted into Investor Class (See Note 1)	16,180	424,867
Shares converted from Investor Class (See Note 1)	(18,423)	(494,456)

Net increase (decrease)	47,737	$1,214,092

Year ended October 31, 2014:
Shares sold	65,985	$1,721,140
Shares issued to shareholders in reinvestment of dividends and distributions	30,061	755,441
Shares redeemed	(65,896)	(1,739,853)

Net increase (decrease) in shares outstanding before conversion	30,150	736,728
Shares converted into Investor Class (See Note 1)	35,482	932,260
Shares converted from Investor Class (See Note 1)	(40,760)	(1,064,499)

Net increase (decrease)	24,872	$604,489

Class B	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	25,949	$629,146
Shares issued to shareholders in reinvestment of dividends and distributions	21,548	502,091
Shares redeemed	(24,551)	(598,762)

Net increase (decrease) in shares outstanding before conversion	22,946	532,475
Shares converted from Class B (See Note 1)	(12,007)	(283,059)

Net increase (decrease)	10,939	$249,416

Year ended October 31, 2014:
Shares sold	36,092	$853,973
Shares issued to shareholders in reinvestment of dividends and distributions	17,236	396,905
Shares redeemed	(33,957)	(814,861)

Net increase (decrease) in shares outstanding before conversion	19,371	436,017
Shares converted from Class B (See Note 1)	(42,617)	(1,014,484)

Net increase (decrease)	(23,246)	$(578,467)

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	65,681	$1,580,070
Shares issued to shareholders in reinvestment of dividends and distributions	17,597	410,362
Shares redeemed	(46,710)	(1,124,583)

Net increase (decrease)	36,568	$865,849

Year ended October 31, 2014:
Shares sold	62,591	$1,499,303
Shares issued to shareholders in reinvestment of dividends and distributions	9,677	222,869
Shares redeemed	(39,251)	(929,813)

Net increase (decrease)	33,017	$792,359

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	1,308,560	$38,540,274
Shares issued to shareholders in reinvestment of dividends and distributions	2,283,883	64,748,079
Shares redeemed	(4,665,566)	(137,281,439)

Net increase (decrease)	(1,073,123)	$(33,993,086)

Year ended October 31, 2014:
Shares sold	7,254,741	$207,780,364
Shares issued to shareholders in reinvestment of dividends and distributions	1,507,494	41,275,193
Shares redeemed	(5,806,900)	(166,412,885)

Net increase (decrease)	2,955,335	$82,642,672

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay Epoch U.S. All Cap Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch U.S. All Cap Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Epoch and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch,

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

and Epoch’s overall legal and compliance environment. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.

26	MainStay Epoch U.S. All Cap Fund

The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

28	MainStay Epoch U.S. All Cap Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

29

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1651571 MS139-15	MSEUAC10-06/15 NL0A1

MainStay S&P 500 Index Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	1.00%	8.98%	12.96%	7.38%	0.62%
		Excluding sales charges	4.12	12.35	13.65	7.71	0.62
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges	0.96	8.87	12.85	7.32	0.80
		Excluding sales charges	4.08	12.23	13.54	7.65	0.80
Class I Shares	No Sales Charge		4.26	12.63	13.94	8.02	0.37

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[4]	4.40%	12.98%	14.33%	8.32%
Average Lipper S&P 500 Index Fund[5]	4.02	12.23	13.67	7.78

4.

S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The average Lipper S&P 500 Index fund is representative of funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500 Index funds have limited expenses (advisor fee no higher than 0.50%). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay S&P 500 Index Fund

Cost in Dollars of a $1,000 Investment in MainStay S&P 500 Index Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,041.20	$3.04	$1,021.80	$3.01

Investor Class Shares	$1,000.00	$1,040.80	$3.54	$1,021.30	$3.51

Class I Shares	$1,000.00	$1,042.60	$1.77	$1,023.10	$1.76

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.60% for Class A, 0.70% for Investor Class and 0.35% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of April 30, 2015 (Unaudited)

Oil, Gas & Consumable Fuels	7.0%
Pharmaceuticals	6.3
Banks	5.8
Technology Hardware, Storage & Peripherals	4.9
Software	3.9
Media	3.5
IT Services	3.4
Internet Software & Services	3.3
Biotechnology	2.9
Health Care Providers & Services	2.7
Aerospace & Defense	2.6
Insurance	2.6
Chemicals	2.4
Food & Staples Retailing	2.4
Industrial Conglomerates	2.4
Real Estate Investment Trusts	2.4
Semiconductors & Semiconductor Equipment	2.4
Capital Markets	2.3
Diversified Telecommunication Services	2.3
Specialty Retail	2.3
Beverages	2.1
Health Care Equipment & Supplies	2.1
Diversified Financial Services	2.0
Household Products	1.8
Electric Utilities	1.7
Hotels, Restaurants & Leisure	1.7
Communications Equipment	1.6
Food Products	1.6
Internet & Catalog Retail	1.5
Machinery	1.5
Tobacco	1.5
Energy Equipment & Services	1.4
Multi-Utilities	1.2

Road & Rail	1.0%
Textiles, Apparel & Luxury Goods	0.9
Consumer Finance	0.8
Multiline Retail	0.8
Air Freight & Logistics	0.7
Automobiles	0.7
Airlines	0.5
Electrical Equipment	0.5
Auto Components	0.4
Commercial Services & Supplies	0.4
Electronic Equipment, Instruments & Components	0.4
Household Durables	0.4
Life Sciences Tools & Services	0.4
Metals & Mining	0.4
Containers & Packaging	0.2
Professional Services	0.2
Trading Companies & Distributors	0.2
Building Products	0.1
Construction & Engineering	0.1
Construction Materials	0.1
Distributors	0.1
Health Care Technology	0.1
Independent Power & Renewable Electricity Producers	0.1
Leisure Products	0.1
Paper & Forest Products	0.1
Personal Products	0.1
Real Estate Management & Development	0.1
Diversified Consumer Services	0.0	‡
Gas Utilities	0.0	‡
Thrifts & Mortgage Finance	0.0	‡
Short-Term Investments	0.6
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2015 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Exxon Mobil Corp.

4.	Google, Inc.

5.	Johnson & Johnson
6.	General Electric Co.

7.	Wells Fargo & Co.

8.	Berkshire Hathaway, Inc. Class B

9.	JPMorgan Chase & Co.

10.	Procter & Gamble Co. (The)

8	MainStay S&P 500 Index Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Francis J. Ok and Lee Baker of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay S&P 500 Index Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay S&P 500 Index Fund returned 4.12% for Class A shares and 4.08% for Investor Class shares for the six months ended April 30, 2015. Over the same period, the Fund’s Class I shares returned 4.26%. For the six months ended April 30, 2015, all share classes underperformed the 4.40% return of the S&P 500® Index,1 which is the Fund’s broad-based securities-market index. Because the Fund incurs operating expenses that the Index does not, the Fund’s net performance will typically lag that of the Index. All share classes outperformed the 4.02% return of the Average Lipper2 S&P 500 Index Fund for the six months ended April 30, 2015. See page 5 for Fund returns with applicable sales charges.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The S&P 500® industries with the highest total returns during the reporting period were construction materials, Internet & catalog retail, and multiline retail. The S&P 500® industries with the lowest total returns were construction & engineering, independent power and renewable electricity producers, and consumer finance.

During the reporting period, which S&P 500® industries made the strongest contributions to the Fund’s absolute performance and which industries made the weakest contributions?

The S&P 500® industries that made the greatest positive contributions to the Fund’s absolute performance during the reporting period were technology hardware, storage & peripherals; pharmaceuticals; and health care providers & services. (Contributions take weightings and total returns into account.) Over the same period, the industries that made the weakest contributions to the Fund’s absolute performance were oil, gas & consumable fuels; energy equipment & services; and household products.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which stocks had the lowest total returns?

During the reporting period, the S&P 500® Index stocks with the highest total returns were pharmaceuticals company Hospira, food products company Kraft Foods Group and software company Electronic Arts. Over the same period, the S&P 500® Index stocks with the lowest total returns were hotels, resorts & leisure company Wynn Resorts, Ltd.; insurance company Genworth Financial Inc., Class A; and energy equipment & services company Transocean Ltd.

During the reporting period, which S&P 500® stocks made the strongest contributions to the Fund’s absolute performance and which stocks made the weakest contributions?

The S&P 500® stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period were technology hardware, storage & peripherals company Apple; Internet & catalog retail company Amazon.com; and media company The Walt Disney Co. Over the same period, the S&P 500® stocks that made the weakest contributions to the Fund’s absolute performance were oil, gas & consumable fuels company Exxon Mobil; pharmaceuticals company Johnson & Johnson; and household products company Procter & Gamble.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 11 additions to and 11 deletions from the S&P 500® Index. In terms of Index weight, significant additions to the Index included air carrier American Airlines Group and health care providers & services company HCA Holding. Significant deletions included pharmaceuticals company Allergan and health care equipment & supplies company Covidien.

1.	See footnote on page 6 for more information on the S&P 500® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value

Common Stocks 99.4%†
Aerospace & Defense 2.6%
Boeing Co. (The)	72,652	$10,413,938
General Dynamics Corp.	34,921	4,795,352
Honeywell International, Inc.	86,827	8,762,581
L-3 Communications Holdings, Inc.	9,151	1,051,541
Lockheed Martin Corp.	29,825	5,565,345
Northrop Grumman Corp.	22,053	3,397,044
Precision Castparts Corp.	15,723	3,249,787
Raytheon Co.	34,084	3,544,736
Rockwell Collins, Inc.	14,851	1,445,448
Textron, Inc.	30,899	1,358,938
United Technologies Corp.	91,648	10,424,960

		54,009,670

Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc.	16,270	1,047,625
Expeditors International of Washington, Inc.	21,266	974,621
FedEx Corp.	29,219	4,954,666
United Parcel Service, Inc. Class B	77,074	7,748,249

		14,725,161

Airlines 0.5%
American Airlines Group, Inc.	79,464	3,836,919
Delta Air Lines, Inc.	91,416	4,080,810
Southwest Airlines Co.	74,971	3,040,824

		10,958,553

Auto Components 0.4%
BorgWarner, Inc.	25,019	1,481,125
Delphi Automotive PLC	32,194	2,672,102
Goodyear Tire & Rubber Co. (The)	30,362	861,218
Johnson Controls, Inc.	73,304	3,693,055

		8,707,500

Automobiles 0.7%
Ford Motor Co.	439,311	6,941,114
General Motors Co.	149,703	5,248,587
Harley-Davidson, Inc.	23,767	1,335,943

		13,525,644

Banks 5.8%
Bank of America Corp.	1,166,511	18,582,520
BB&T Corp.	79,574	3,046,888
Citigroup, Inc.	336,471	17,940,634
Comerica, Inc.	20,105	953,178
Fifth Third Bancorp	90,362	1,807,240
Huntington Bancshares, Inc.	90,329	980,973
♦JPMorgan Chase & Co.	413,490	26,157,377
KeyCorp	94,860	1,370,727
M&T Bank Corp.	14,655	1,753,764
People’s United Financial, Inc.	34,250	517,518

	Shares	Value

Banks (continued)
PNC Financial Services Group, Inc.	57,747	$5,297,132
Regions Financial Corp.	150,066	1,475,149
SunTrust Banks, Inc.	57,842	2,400,443
U.S. Bancorp	197,544	8,468,711
♦Wells Fargo & Co.	519,989	28,651,394
Zions Bancorp.	22,369	633,826

		120,037,474

Beverages 2.1%
Brown-Forman Corp. Class B	17,466	1,575,957
Coca-Cola Co. (The)	435,816	17,676,697
Coca-Cola Enterprises, Inc.	24,065	1,068,727
Constellation Brands, Inc. Class A (a)	18,692	2,167,150
Dr. Pepper Snapple Group, Inc.	21,401	1,596,087
Molson Coors Brewing Co. Class B	17,675	1,299,289
Monster Beverage Corp. (a)	16,269	2,230,643
PepsiCo., Inc.	164,403	15,638,013

		43,252,563

Biotechnology 2.9%
Alexion Pharmaceuticals, Inc. (a)	22,419	3,793,967
Amgen, Inc.	84,162	13,290,022
Biogen, Inc. (a)	26,020	9,729,659
Celgene Corp. (a)	88,790	9,594,647
Gilead Sciences, Inc. (a)	165,183	16,602,543
Regeneron Pharmaceuticals, Inc. (a)	8,182	3,742,938
Vertex Pharmaceuticals, Inc. (a)	26,849	3,309,945

		60,063,721

Building Products 0.1%
Allegion PLC	10,623	649,597
Masco Corp.	39,243	1,039,547

		1,689,144

Capital Markets 2.3%
Affiliated Managers Group, Inc. (a)	6,108	1,381,202
Ameriprise Financial, Inc.	20,241	2,535,792
Bank of New York Mellon Corp. (The)	123,537	5,230,557
BlackRock, Inc.	14,070	5,120,636
Charles Schwab Corp. (The)	127,955	3,902,627
E*TRADE Financial Corp. (a)	31,570	908,900
Franklin Resources, Inc.	43,550	2,245,438
Goldman Sachs Group, Inc. (The)	44,930	8,825,151
Invesco, Ltd.	47,820	1,980,704
Legg Mason, Inc.	11,268	593,260
Morgan Stanley	170,989	6,379,600
Northern Trust Corp.	24,341	1,780,544
State Street Corp.	45,724	3,526,235
T. Rowe Price Group, Inc.	28,931	2,348,619

		46,759,265

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2015, excluding short-term investments. May be subject to change daily.

10	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Chemicals 2.4%
Air Products & Chemicals, Inc.	21,388	$3,067,681
Airgas, Inc.	7,498	759,397
CF Industries Holdings, Inc.	5,244	1,507,493
Dow Chemical Co. (The)	120,691	6,155,241
E.I. du Pont de Nemours & Co.	100,489	7,355,795
Eastman Chemical Co.	16,602	1,265,405
Ecolab, Inc.	29,812	3,338,348
FMC Corp.	14,653	869,069
International Flavors & Fragrances, Inc.	8,959	1,028,045
LyondellBasell Industries, N.V. Class A	44,154	4,570,822
Monsanto Co.	53,695	6,119,082
Mosaic Co. (The)	34,488	1,517,472
PPG Industries, Inc.	15,089	3,343,119
Praxair, Inc.	32,028	3,905,174
Sherwin-Williams Co. (The)	8,946	2,486,988
Sigma-Aldrich Corp.	13,158	1,827,909

		49,117,040

Commercial Services & Supplies 0.4%
ADT Corp. (The)	19,297	725,567
Cintas Corp.	10,681	853,946
Pitney Bowes, Inc.	22,205	496,726
Republic Services, Inc.	27,922	1,134,471
Stericycle, Inc. (a)	9,421	1,257,044
Tyco International PLC	46,758	1,841,330
Waste Management, Inc.	47,238	2,339,698

		8,648,782

Communications Equipment 1.6%
Cisco Systems, Inc.	566,144	16,321,931
F5 Networks, Inc. (a)	8,001	976,282
Harris Corp.	11,582	929,340
Juniper Networks, Inc.	40,153	1,061,244
Motorola Solutions, Inc.	21,156	1,264,071
QUALCOMM, Inc.	182,945	12,440,260

		32,993,128

Construction & Engineering 0.1%
Fluor Corp.	16,402	986,417
Jacobs Engineering Group, Inc. (a)	14,477	620,484
Quanta Services, Inc. (a)	23,154	669,382

		2,276,283

Construction Materials 0.1%
Martin Marietta Materials, Inc.	6,713	957,609
Vulcan Materials Co.	14,609	1,249,362

		2,206,971

Consumer Finance 0.8%
American Express Co.	97,208	7,528,760
Capital One Financial Corp.	61,174	4,945,918
Discover Financial Services	49,601	2,875,370

	Shares	Value

Consumer Finance (continued)
Navient Corp.	44,977	$878,850

		16,228,898

Containers & Packaging 0.2%
Avery Dennison Corp.	9,847	547,395
Ball Corp.	15,188	1,114,951
MeadWestvaco Corp.	18,591	907,241
Owens-Illinois, Inc. (a)	18,137	433,656
Sealed Air Corp.	23,439	1,068,818

		4,072,061

Distributors 0.1%
Genuine Parts Co.	16,972	1,524,934

Diversified Consumer Services 0.0%‡
H&R Block, Inc.	30,042	908,470

Diversified Financial Services 2.0%
♦Berkshire Hathaway, Inc. Class B (a)	202,257	28,560,711
CME Group, Inc.	35,169	3,197,214
Intercontinental Exchange, Inc.	12,422	2,789,112
Leucadia National Corp.	35,104	834,422
McGraw Hill Financial, Inc.	30,333	3,163,732
Moody’s Corp.	19,720	2,120,294
NASDAQ OMX Group, Inc. (The)	12,707	617,941

		41,283,426

Diversified Telecommunication Services 2.3%
AT&T, Inc.	575,355	19,930,297
CenturyLink, Inc.	63,039	2,266,883
Frontier Communications Corp.	109,869	753,701
Level 3 Communications, Inc. (a)	32,113	1,796,401
Verizon Communications, Inc.	460,858	23,245,678

		47,992,960

Electric Utilities 1.7%
American Electric Power Co., Inc.	54,302	3,088,155
Duke Energy Corp.	78,455	6,085,754
Edison International	36,140	2,202,372
Entergy Corp.	20,019	1,545,067
Eversource Energy	35,140	1,713,426
Exelon Corp.	94,885	3,227,988
FirstEnergy Corp.	46,675	1,676,099
NextEra Energy, Inc.	49,181	4,963,838
Pepco Holdings, Inc.	27,914	725,206
Pinnacle West Capital Corp.	12,091	739,969
PPL Corp.	73,406	2,498,006
Southern Co. (The)	100,910	4,470,313
Xcel Energy, Inc.	55,869	1,894,518

		34,830,711

Electrical Equipment 0.5%
AMETEK, Inc.	26,841	1,407,005
Eaton Corp. PLC	52,636	3,617,672

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Electrical Equipment (continued)
Emerson Electric Co.	75,993	$4,470,668
Rockwell Automation, Inc.	15,061	1,786,235

		11,281,580

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp. Class A	34,700	1,921,339
Corning, Inc.	140,999	2,951,109
FLIR Systems, Inc.	15,685	484,510
TE Connectivity, Ltd.	45,112	3,002,203

		8,359,161

Energy Equipment & Services 1.4%
Baker Hughes, Inc.	48,179	3,298,334
Cameron International Corp. (a)	21,901	1,200,613
Diamond Offshore Drilling, Inc.	7,639	255,677
Ensco PLC Class A	25,679	700,523
FMC Technologies, Inc. (a)	26,008	1,146,953
Halliburton Co.	94,036	4,603,062
Helmerich & Payne, Inc.	11,949	931,664
National Oilwell Varco, Inc.	45,464	2,473,696
Noble Corp. PLC	27,855	482,170
Schlumberger, Ltd.	141,439	13,381,544
Transocean, Ltd.	37,264	701,309

		29,175,545

Food & Staples Retailing 2.4%
Costco Wholesale Corp.	48,855	6,988,708
CVS Health Corp.	124,797	12,391,094
Kroger Co. (The)	54,473	3,753,735
Sysco Corp.	65,210	2,414,726
Wal-Mart Stores, Inc.	175,187	13,673,345
Walgreens Boots Alliance, Inc.	96,685	8,018,087
Whole Foods Market, Inc.	39,940	1,907,534

		49,147,229

Food Products 1.6%
Archer-Daniels-Midland Co.	70,667	3,454,203
Campbell Soup Co.	19,743	882,710
ConAgra Foods, Inc.	47,123	1,703,496
General Mills, Inc.	66,969	3,706,064
Hershey Co. (The)	16,466	1,513,555
Hormel Foods Corp.	14,796	804,163
J.M. Smucker Co. (The)	10,819	1,254,139
Kellogg Co.	27,961	1,770,770
Keurig Green Mountain, Inc.	13,467	1,567,155
Kraft Foods Group, Inc.	65,504	5,551,464
McCormick & Co., Inc.	14,226	1,071,218
Mead Johnson Nutrition Co.	22,410	2,149,567
Mondelez International, Inc. Class A	183,285	7,032,645
Tyson Foods, Inc. Class A	32,486	1,283,197

		33,744,346

	Shares	Value

Gas Utilities 0.0%‡
AGL Resources, Inc.	13,059	$656,476

Health Care Equipment & Supplies 2.1%
Abbott Laboratories	167,099	7,756,735
Baxter International, Inc.	59,955	4,121,307
Becton Dickinson and Co.	23,155	3,261,845
Boston Scientific Corp. (a)	146,770	2,615,441
C.R. Bard, Inc.	8,251	1,374,452
DENTSPLY International, Inc.	15,687	800,037
Edwards Lifesciences Corp. (a)	11,866	1,502,829
Intuitive Surgical, Inc. (a)	4,059	2,013,183
Medtronic PLC	158,048	11,766,674
St. Jude Medical, Inc.	31,310	2,193,265
Stryker Corp.	33,064	3,049,823
Varian Medical Systems, Inc. (a)	11,028	979,838
Zimmer Holdings, Inc.	18,786	2,063,454

		43,498,883

Health Care Providers & Services 2.7%
Aetna, Inc.	39,005	4,168,464
AmerisourceBergen Corp.	23,045	2,634,044
Anthem, Inc.	29,588	4,465,717
Cardinal Health, Inc.	36,834	3,106,580
Cigna Corp.	28,663	3,572,556
DaVita HealthCare Partners, Inc. (a)	18,993	1,540,332
Express Scripts Holding Co. (a)	80,617	6,965,309
HCA Holdings, Inc. (a)	32,651	2,416,501
Henry Schein, Inc. (a)	9,334	1,279,691
Humana, Inc.	16,592	2,747,635
Laboratory Corporation of America Holdings (a)	11,052	1,321,377
McKesson Corp.	25,824	5,769,082
Patterson Cos., Inc.	9,168	430,483
Quest Diagnostics, Inc.	15,982	1,141,434
Tenet Healthcare Corp. (a)	10,905	521,913
UnitedHealth Group, Inc.	105,770	11,782,778
Universal Health Services, Inc. Class B	10,086	1,179,558

		55,043,454

Health Care Technology 0.1%
Cerner Corp. (a)	33,557	2,409,728

Hotels, Restaurants & Leisure 1.7%
Carnival Corp.	49,792	2,189,354
Chipotle Mexican Grill, Inc. (a)	3,435	2,134,303
Darden Restaurants, Inc.	13,756	877,220
Marriott International, Inc. Class A	22,907	1,833,705
McDonald’s Corp.	106,593	10,291,554
Royal Caribbean Cruises, Ltd.	18,392	1,251,760
Starbucks Corp.	166,008	8,230,677
Starwood Hotels & Resorts Worldwide, Inc.	19,201	1,650,326
Wyndham Worldwide Corp.	13,371	1,141,883

12	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Wynn Resorts, Ltd.	8,882	$986,524
Yum! Brands, Inc.	48,035	4,129,089

		34,716,395

Household Durables 0.4%
D.R. Horton, Inc.	36,666	931,316
Garmin, Ltd.	13,520	610,969
Harman International Industries, Inc.	7,611	992,322
Leggett & Platt, Inc.	15,174	644,440
Lennar Corp. Class A	19,800	906,840
Mohawk Industries, Inc. (a)	6,845	1,187,608
Newell Rubbermaid, Inc.	30,269	1,154,157
PulteGroup, Inc.	36,752	709,314
Whirlpool Corp.	8,629	1,515,252

		8,652,218

Household Products 1.8%
Clorox Co. (The)	14,565	1,545,346
Colgate-Palmolive Co.	94,564	6,362,266
Kimberly-Clark Corp.	40,533	4,446,065
♦Procter & Gamble Co. (The)	299,726	23,831,214

		36,184,891

Independent Power & Renewable Electricity Producers 0.1%
AES Corp. (The)	71,692	949,919
NRG Energy, Inc.	37,349	942,689

		1,892,608

Industrial Conglomerates 2.4%
3M Co.	70,397	11,009,387
Danaher Corp.	67,923	5,561,535
♦General Electric Co.	1,116,254	30,228,158
Roper Technologies, Inc.	11,110	1,868,369

		48,667,449

Insurance 2.6%
ACE, Ltd.	36,304	3,884,165
Aflac, Inc.	48,936	3,084,925
Allstate Corp. (The)	46,184	3,217,177
American International Group, Inc.	152,211	8,567,957
Aon PLC	31,273	3,009,401
Assurant, Inc.	7,638	469,431
Chubb Corp. (The)	25,654	2,523,071
Cincinnati Financial Corp.	16,426	831,813
Genworth Financial, Inc. Class A (a)	54,335	477,605
Hartford Financial Services Group, Inc. (The)	46,620	1,900,697
Lincoln National Corp.	28,435	1,606,293
Loews Corp.	33,107	1,378,575
Marsh & McLennan Cos., Inc.	59,754	3,355,785
MetLife, Inc.	123,930	6,356,370
Principal Financial Group, Inc.	30,097	1,538,559
Progressive Corp. (The)	59,503	1,586,350

	Shares	Value

Insurance (continued)
Prudential Financial, Inc.	50,351	$4,108,642
Torchmark Corp.	14,105	791,432
Travelers Cos., Inc. (The)	35,603	3,599,819
Unum Group	28,168	962,219
XL Group PLC	29,278	1,085,628

		54,335,914

Internet & Catalog Retail 1.5%
Amazon.com, Inc. (a)	42,232	17,812,613
Expedia, Inc.	10,968	1,033,515
Netflix, Inc. (a)	6,710	3,734,115
Priceline Group, Inc. (The) (a)	5,760	7,129,785
TripAdvisor, Inc. (a)	12,179	980,288

		30,690,316

Internet Software & Services 3.3%
Akamai Technologies, Inc. (a)	19,677	1,451,769
eBay, Inc. (a)	122,123	7,114,886
Equinix, Inc.	6,263	1,602,890
Facebook, Inc. Class A (a)	232,819	18,339,153
♦Google, Inc. Class A (a)	31,671	17,380,095
♦Google, Inc. Class C (a)	31,824	17,100,371
VeriSign, Inc. (a)	11,680	741,797
Yahoo!, Inc. (a)	96,553	4,109,778

		67,840,739

IT Services 3.4%
Accenture PLC Class A	69,605	6,448,903
Alliance Data Systems Corp. (a)	6,965	2,070,764
Automatic Data Processing, Inc.	52,581	4,445,198
Cognizant Technology Solutions Corp. Class A (a)	67,543	3,953,967
Computer Sciences Corp.	15,584	1,004,389
Fidelity National Information Services, Inc.	31,607	1,975,121
Fiserv, Inc. (a)	26,464	2,053,606
International Business Machines Corp.	101,948	17,462,673
MasterCard, Inc. Class A	108,264	9,766,495
Paychex, Inc.	36,127	1,748,186
Teradata Corp. (a)	16,235	714,178
Total System Services, Inc.	18,357	726,203
Visa, Inc. Class A	215,149	14,210,592
Western Union Co. (The)	58,567	1,187,739
Xerox Corp.	115,772	1,331,378

		69,099,392

Leisure Products 0.1%
Hasbro, Inc.	12,697	898,820
Mattel, Inc.	37,198	1,047,496

		1,946,316

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	37,243	1,540,743
PerkinElmer, Inc.	12,355	633,317

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Life Sciences Tools & Services (continued)
Thermo Fisher Scientific, Inc.	44,005	$5,530,548
Waters Corp. (a)	9,283	1,162,139

		8,866,747

Machinery 1.5%
Caterpillar, Inc.	67,152	5,834,166
Cummins, Inc.	18,679	2,582,559
Deere & Co.	37,652	3,408,259
Dover Corp.	18,083	1,369,245
Flowserve Corp.	14,941	874,497
Illinois Tool Works, Inc.	38,647	3,616,586
Ingersoll-Rand PLC	29,204	1,922,791
Joy Global, Inc.	11,055	471,385
PACCAR, Inc.	39,278	2,566,817
Pall Corp.	11,809	1,149,252
Parker Hannifin Corp.	15,900	1,897,824
Pentair PLC	20,121	1,250,520
Snap-on, Inc.	6,386	955,026
Stanley Black & Decker, Inc.	17,278	1,705,339
Xylem, Inc.	20,281	750,803

		30,355,069

Media 3.5%
Cablevision Systems Corp. Class A	23,534	470,209
CBS Corp. Class B	50,738	3,152,352
Comcast Corp. Class A	281,818	16,277,808
DIRECTV (a)	55,526	5,036,486
Discovery Communications, Inc. Class A (a)	16,357	529,312
Discovery Communications, Inc. Class C (a)	29,756	899,524
Gannett Co., Inc.	25,051	859,750
Interpublic Group of Cos., Inc. (The)	45,731	953,034
News Corp. Class A (a)	54,720	863,482
Omnicom Group, Inc.	27,363	2,073,021
Scripps Networks Interactive, Inc. Class A	10,855	758,330
Time Warner Cable, Inc.	31,113	4,838,694
Time Warner, Inc.	92,109	7,774,921
Twenty-First Century Fox, Inc. Class A	202,788	6,911,015
Viacom, Inc. Class B	40,501	2,812,794
Walt Disney Co. (The)	173,412	18,853,353

		73,064,085

Metals & Mining 0.4%
Alcoa, Inc.	135,554	1,819,135
Allegheny Technologies, Inc.	11,872	403,529
Freeport-McMoRan, Inc.	114,774	2,670,791
Newmont Mining Corp.	54,731	1,449,824
Nucor Corp.	34,978	1,709,025

		8,052,304

Multi-Utilities 1.2%
Ameren Corp.	26,668	1,091,788
CenterPoint Energy, Inc.	47,113	987,960

	Shares	Value

Multi-Utilities (continued)
CMS Energy Corp.	30,399	$1,031,438
Consolidated Edison, Inc.	32,196	1,981,664
Dominion Resources, Inc.	65,228	4,675,543
DTE Energy Co.	19,435	1,547,609
Integrys Energy Group, Inc.	8,772	641,233
NiSource, Inc.	35,019	1,520,525
PG&E Corp.	52,698	2,788,778
Public Service Enterprise Group, Inc.	56,132	2,331,723
SCANA Corp.	15,812	837,720
Sempra Energy	25,737	2,732,497
TECO Energy, Inc.	25,773	488,398
Wisconsin Energy Corp.	24,897	1,222,941

		23,879,817

Multiline Retail 0.8%
Dollar General Corp.	33,513	2,436,730
Dollar Tree, Inc. (a)	22,875	1,747,879
Family Dollar Stores, Inc.	10,629	830,550
Kohl’s Corp.	22,407	1,605,461
Macy’s, Inc.	37,774	2,441,334
Nordstrom, Inc.	15,729	1,188,483
Target Corp.	70,654	5,569,655

		15,820,092

Oil, Gas & Consumable Fuels 7.0%
Anadarko Petroleum Corp.	56,177	5,286,256
Apache Corp.	41,761	2,856,452
Cabot Oil & Gas Corp.	46,300	1,565,866
Chesapeake Energy Corp.	57,410	905,356
Chevron Corp.	208,522	23,158,453
Cimarex Energy Co.	9,617	1,196,355
ConocoPhillips	136,536	9,273,525
CONSOL Energy, Inc.	25,161	817,229
Devon Energy Corp.	42,858	2,923,344
EOG Resources, Inc.	60,786	6,014,775
EQT Corp.	16,768	1,508,114
♦Exxon Mobil Corp.	465,214	40,645,747
Hess Corp.	26,946	2,072,147
Kinder Morgan, Inc.	188,988	8,117,035
Marathon Oil Corp.	74,876	2,328,644
Marathon Petroleum Corp.	30,123	2,969,224
Murphy Oil Corp.	18,681	889,402
Newfield Exploration Co. (a)	17,638	692,115
Noble Energy, Inc.	42,893	2,175,533
Occidental Petroleum Corp.	85,458	6,845,186
ONEOK, Inc.	22,997	1,106,156
Phillips 66	60,277	4,780,569
Pioneer Natural Resources Co.	16,517	2,853,807
QEP Resources, Inc.	18,318	412,155
Range Resources Corp.	18,636	1,184,504
Southwestern Energy Co. (a)	42,442	1,189,649
Spectra Energy Corp.	74,107	2,760,486

14	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Tesoro Corp.	13,852	$1,188,917
Valero Energy Corp.	57,104	3,249,218
Williams Cos., Inc. (The)	74,354	3,806,181

		144,772,400

Paper & Forest Products 0.1%
International Paper Co.	47,208	2,536,014

Personal Products 0.1%
Estee Lauder Cos., Inc. (The) Class A	24,873	2,021,926

Pharmaceuticals 6.3%
AbbVie, Inc.	176,729	11,427,297
Actavis PLC (a)	43,307	12,249,818
Bristol-Myers Squibb Co.	184,338	11,747,861
Eli Lilly & Co.	108,585	7,804,004
Endo International PLC (a)	19,687	1,654,988
Hospira, Inc. (a)	19,010	1,659,383
♦Johnson & Johnson	308,371	30,590,403
Mallinckrodt PLC (a)	12,918	1,462,059
Merck & Co., Inc.	314,771	18,747,761
Mylan N.V. (a)	45,126	3,260,805
Perrigo Co. PLC	15,614	2,861,734
Pfizer, Inc.	679,724	23,063,035
Zoetis, Inc.	55,608	2,470,107

		128,999,255

Professional Services 0.2%
Dun & Bradstreet Corp.	4,020	513,233
Equifax, Inc.	13,378	1,296,730
Nielsen N.V.	35,170	1,580,540
Robert Half International, Inc.	15,235	844,781

		4,235,284

Real Estate Investment Trusts 2.4%
American Tower Corp.	46,864	4,430,054
Apartment Investment & Management Co. Class A	17,384	655,898
AvalonBay Communities, Inc.	14,643	2,406,431
Boston Properties, Inc.	16,982	2,246,888
Crown Castle International Corp.	37,032	3,093,283
Equity Residential	40,347	2,980,029
Essex Property Trust, Inc.	7,186	1,594,933
General Growth Properties, Inc.	69,379	1,900,985
HCP, Inc.	50,728	2,043,831
Health Care REIT, Inc.	38,757	2,791,279
Host Hotels & Resorts, Inc.	84,003	1,691,820
Iron Mountain, Inc.	20,611	710,873
Kimco Realty Corp.	45,035	1,085,344
Macerich Co. (The)	15,583	1,274,066
Plum Creek Timber Co., Inc.	19,446	820,621

	Shares	Value

Real Estate Investment Trusts (continued)
ProLogis, Inc.	57,148	$2,297,350
Public Storage	16,015	3,009,379
Realty Income Corp.	24,947	1,171,761
Simon Property Group, Inc.	34,475	6,256,868
SL Green Realty Corp.	10,938	1,338,374
Ventas, Inc.	36,920	2,543,788
Vornado Realty Trust	19,366	2,004,187
Weyerhaeuser Co.	58,144	1,832,117

		50,180,159

Real Estate Management & Development 0.1%
CBRE Group, Inc. Class A (a)	30,603	1,173,319

Road & Rail 1.0%
CSX Corp.	109,859	3,964,811
Kansas City Southern	12,114	1,241,564
Norfolk Southern Corp.	34,215	3,450,583
Ryder System, Inc.	5,782	551,371
Union Pacific Corp.	97,739	10,382,814

		19,591,143

Semiconductors & Semiconductor Equipment 2.4%
Altera Corp.	33,371	1,390,903
Analog Devices, Inc.	34,712	2,146,590
Applied Materials, Inc.	136,269	2,696,764
Avago Technologies, Ltd.	28,457	3,326,054
Broadcom Corp. Class A	60,453	2,672,325
First Solar, Inc. (a)	8,308	495,738
Intel Corp.	525,248	17,096,822
KLA-Tencor Corp.	18,312	1,076,746
Lam Research Corp.	17,851	1,349,179
Linear Technology Corp.	26,370	1,216,448
Microchip Technology, Inc.	22,291	1,062,278
Micron Technology, Inc. (a)	119,071	3,349,467
NVIDIA Corp.	56,919	1,263,317
Skyworks Solutions, Inc.	21,116	1,947,951
Texas Instruments, Inc.	116,134	6,295,624
Xilinx, Inc.	28,995	1,257,223

		48,643,429

Software 3.9%
Adobe Systems, Inc. (a)	52,919	4,025,019
Autodesk, Inc. (a)	25,178	1,430,866
CA, Inc.	35,714	1,134,634
Citrix Systems, Inc. (a)	17,855	1,199,142
Electronic Arts, Inc. (a)	34,755	2,018,918
Intuit, Inc.	30,849	3,095,080
♦Microsoft Corp.	909,845	44,254,861
Oracle Corp.	355,529	15,508,175
Red Hat, Inc. (a)	20,420	1,536,809
Salesforce.com, Inc. (a)	67,104	4,886,513
Symantec Corp.	76,507	1,906,937

		80,996,954

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Specialty Retail 2.3%
AutoNation, Inc. (a)	8,321	$512,158
AutoZone, Inc. (a)	3,554	2,390,634
Bed Bath & Beyond, Inc. (a)	20,547	1,447,742
Best Buy Co., Inc.	32,006	1,109,008
CarMax, Inc. (a)	23,394	1,593,365
GameStop Corp. Class A	12,037	463,906
Gap, Inc. (The)	29,600	1,173,344
Home Depot, Inc. (The)	146,177	15,638,015
L Brands, Inc.	27,151	2,426,213
Lowe’s Cos., Inc.	107,918	7,431,234
O’Reilly Automotive, Inc. (a)	11,252	2,451,023
Ross Stores, Inc.	22,956	2,269,889
Staples, Inc.	70,968	1,158,198
Tiffany & Co.	12,437	1,087,989
TJX Cos., Inc. (The)	75,715	4,886,646
Tractor Supply Co.	15,336	1,319,816
Urban Outfitters, Inc. (a)	11,251	450,490

		47,809,670

Technology Hardware, Storage & Peripherals 4.9%
♦Apple, Inc. (b)	645,997	80,846,524
EMC Corp.	220,490	5,933,386
Hewlett-Packard Co.	201,577	6,645,994
NetApp, Inc.	34,925	1,266,031
SanDisk Corp.	23,388	1,565,593
Seagate Technology PLC	36,229	2,127,367
Western Digital Corp.	24,085	2,354,068

		100,738,963

Textiles, Apparel & Luxury Goods 0.9%
Coach, Inc.	30,833	1,178,129
Fossil Group, Inc. (a)	5,148	432,329
Hanesbrands, Inc.	44,451	1,381,537
Michael Kors Holdings, Ltd. (a)	22,265	1,377,313
NIKE, Inc. Class B	77,404	7,650,611
PVH Corp.	9,139	944,516
Ralph Lauren Corp.	6,708	894,914
Under Armour, Inc. Class A (a)	18,391	1,426,222
VF Corp.	38,126	2,761,466

		18,047,037

Thrifts & Mortgage Finance 0.0%‡
Hudson City Bancorp, Inc.	53,195	494,714

Tobacco 1.5%
Altria Group, Inc.	218,408	10,931,320
Lorillard, Inc.	39,914	2,788,392
Philip Morris International, Inc.	171,563	14,320,364
Reynolds American, Inc.	34,068	2,497,184

		30,537,260

	Shares	Value

Trading Companies & Distributors 0.2%
Fastenal Co.	30,009	$1,278,984
United Rentals, Inc. (a)	10,748	1,038,042
W.W. Grainger, Inc.	6,657	1,653,798

		3,970,824

Total Common Stocks (Cost $833,927,827)		2,047,941,464	(c)

	Principal Amount
Short-Term Investments 0.6%
U.S. Government 0.6%
United States Treasury Bills 0.6%
0.007–0.02%, due 7/9/15 (d)	$8,000,000	8,000,000
0.008%, due 7/30/15 (b)(d)	3,000,000	2,999,943
0.014%, due 7/9/15 (d)	600,000	600,000

Total Short-Term Investments (Cost $11,599,772)		11,599,943

Total Investments (Cost $845,527,599) (e)	100.0%	2,059,541,407
Other Assets, Less Liabilities	0.0 ‡	491,988
Net Assets	100.0%	$2,060,033,395

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Represents a security, or a portion thereof, which is maintained at a broker as collateral for futures contracts.

(c)	The combined market value of common stocks and notional amount of Standard & Poor’s 500 Index futures contracts represents 100.0% of net assets.

(d)	Interest rate shown represents yield to maturity.

(e)	As of April 30, 2015, cost was $880,198,157 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$1,226,094,959
Gross unrealized depreciation	(46,751,709)

Net unrealized appreciation	$1,179,343,250

16	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of April 30, 2015, the Fund held the following Futures contracts:

Type	Number of Contracts Long	Expiration Date	Notional Amount[1]	Unrealized Appreciation (Depreciation)[2]
Standard & Poor’s 500 Index Mini	110	June 2015	$11,433,950	$24,024

			$11,433,950	$24,024

1.	The combined market value of common stocks and notional amount of Standard & Poor’s 500 Index futures contracts represents 100.0% of net assets.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2015.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$2,047,941,464	$—	$—	$2,047,941,464
Short-Term Investments
U.S. Government	—	11,599,943	—	11,599,943

Total Investments in Securities	2,047,941,464	11,599,943	—	2,059,541,407

Other Financial Instruments
Futures Contracts Long (b)	24,024	—	—	24,024

Total Investments in Securities and Other Financial Instruments	$2,047,965,488	$11,599,943	$—	$2,059,565,431

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $845,527,599)	$2,059,541,407
Cash	609,384
Receivables:
Investment securities sold	2,400,000
Dividends and interest	1,883,444
Fund shares sold	545,055
Other assets	46,903

Total assets	2,065,026,193

Liabilities
Payables:
Investment securities purchased	3,029,546
Fund shares redeemed	772,752
Manager (See Note 3)	416,470
Transfer agent (See Note 3)	395,302
NYLIFE Distributors (See Note 3)	127,903
Variation margin on futures contracts	106,067
Professional fees	53,078
Shareholder communication	41,496
Custodian	8,930
Trustees	1,408
Accrued expenses	39,846

Total liabilities	4,992,798

Net assets	$2,060,033,395

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$42,583
Additional paid-in capital	827,805,469

827,848,052
Undistributed net investment income	10,548,271
Accumulated net realized gain (loss) on investments and futures transactions	7,599,240
Net unrealized appreciation (depreciation) on investments and futures contracts	1,214,037,832

Net assets	$2,060,033,395

Class A
Net assets applicable to outstanding shares	$582,626,541

Shares of beneficial interest outstanding	12,125,174

Net asset value per share outstanding	$48.05
Maximum sales charge (3.00% of offering price)	1.49

Maximum offering price per share outstanding	$49.54

Investor Class
Net assets applicable to outstanding shares	$36,789,397

Shares of beneficial interest outstanding	765,963

Net asset value per share outstanding	$48.03
Maximum sales charge (3.00% of offering price)	1.49

Maximum offering price per share outstanding	$49.52

Class I
Net assets applicable to outstanding shares	$1,440,617,457

Shares of beneficial interest outstanding	29,692,022

Net asset value and offering price per share outstanding	$48.52

18	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$21,463,619
Interest	1,631

Total income	21,465,250

Expenses
Manager (See Note 3)	2,430,178
Transfer agent (See Note 3)	1,023,037
Distribution/Service—Class A (See Note 3)	711,983
Distribution/Service—Investor Class (See Note 3)	42,616
Professional fees	52,437
Shareholder communication	38,932
Registration	30,684
Custodian	26,668
Trustees	17,709
Miscellaneous	35,293

Total expenses before waiver/reimbursement	4,409,537
Expense waiver/reimbursement from Manager (See Note 3)	(45,022)

Net expenses	4,364,515

Net investment income (loss)	17,100,735

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	38,342,382
Futures transactions	6,790,102

Net realized gain (loss) on investments and futures transactions	45,132,484

Net change in unrealized appreciation (depreciation) on:
Investments	28,619,520
Futures contracts	(2,838,342)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	25,781,178

Net realized and unrealized gain (loss) on investments and futures transactions	70,913,662

Net increase (decrease) in net assets resulting from operations	$88,014,397

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,275.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$17,100,735	$30,726,659
Net realized gain (loss) on investments and futures transactions	45,132,484	74,840,368
Net change in unrealized appreciation (depreciation) on investments and futures contracts	25,781,178	206,225,712

Net increase (decrease) in net assets resulting from operations	88,014,397	311,792,739

Dividends and distributions to shareholders:
From net investment income:
Class A	(7,384,398)	(7,029,942)
Investor Class	(413,547)	(382,542)
Class I	(22,635,049)	(21,886,017)

	(30,432,994)	(29,298,501)

From net realized gain on investments:
Class A	(1,088,385)	—
Investor Class	(65,162)	—
Class I	(2,829,480)	—

	(3,983,027)	—

Total dividends and distributions to shareholders	(34,416,021)	(29,298,501)

Capital share transactions:
Net proceeds from sale of shares	223,878,527	440,177,007
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	34,158,359	29,091,533
Cost of shares redeemed	(331,750,649)	(514,811,851)

Increase (decrease) in net assets derived from capital share transactions	(73,713,763)	(45,543,311)

Net increase (decrease) in net assets	(20,115,387)	236,950,927

Net Assets
Beginning of period	2,080,148,782	1,843,197,855

End of period	$2,060,033,395	$2,080,148,782

Undistributed net investment income at end of period	$10,548,271	$23,880,530

20	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$46.85		$40.75	$32.74	$28.99	$27.34	$23.92

Net investment income (loss)	0.35	(a)	0.60 (a)	0.57 (a)	0.47 (a)	0.42	0.37
Net realized and unrealized gain (loss) on investments	1.57		6.09	7.94	3.70	1.61	3.40
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	(0.00)‡	—	—

Total from investment operations	1.92		6.69	8.51	4.17	2.03	3.77

Less dividends and distributions:
From net investment income	(0.63)		(0.59)	(0.50)	(0.42)	(0.38)	(0.35)
From net realized gain on investments	(0.09)		—	—	—	—	—

Total dividends and distributions	(0.72)		(0.59)	(0.50)	(0.42)	(0.38)	(0.35)

Net asset value at end of period	$48.05		$46.85	$40.75	$32.74	$28.99	$27.34

Total investment return (b)	4.12	%(c)	16.59%	26.38%	14.59%	7.46%	15.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.49	%††	1.37%	1.58%	1.47%	1.39%	1.40%
Net expenses	0.60	%††	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement)	0.60	%††	0.62%	0.65%	0.68%	0.69%	0.74%
Portfolio turnover rate	2%		4%	3%	9%	4%	11%
Net assets at end of period (in 000’s)	$582,627		$549,803	$470,293	$408,258	$195,006	$193,335

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$46.81		$40.73	$32.73	$28.98	$27.33	$23.93

Net investment income (loss)	0.33	(a)	0.55 (a)	0.53 (a)	0.44 (a)	0.38	0.33
Net realized and unrealized gain (loss) on investments	1.57		6.08	7.94	3.70	1.62	3.41
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	(0.00)‡	—	—

Total from investment operations	1.90		6.63	8.47	4.14	2.00	3.74

Less dividends and distributions:
From net investment income	(0.59)		(0.55)	(0.47)	(0.39)	(0.35)	(0.34)
From net realized gain on investments	(0.09)		—	—	—	—	—

Total dividends and distributions	(0.68)		(0.55)	(0.47)	(0.39)	(0.35)	(0.34)

Net asset value at end of period	$48.03		$46.81	$40.73	$32.73	$28.98	$27.33

Total investment return (b)	4.08	%(c)	16.45%	26.24%	14.48%	7.35%	15.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.38	%††	1.27%	1.47%	1.42%	1.29%	1.30%
Net expenses	0.70	%††	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses (before waiver/reimbursement)	0.79	%††	0.80%	0.83%	0.87%	0.91%	1.01%
Portfolio turnover rate	2%		4%	3%	9%	4%	11%
Net assets at end of period (in 000’s)	$36,789		$32,469	$27,916	$21,475	$20,134	$19,295

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$47.35		$41.17	$33.06	$29.28	$27.60	$24.15

Net investment income (loss)	0.41	(a)	0.71 (a)	0.67 (a)	0.55 (a)	0.50	0.44
Net realized and unrealized gain (loss) on investments	1.59		6.15	8.01	3.73	1.63	3.42
Net realized and unrealized gain (loss) on foreign currency transactions	—		—	—	(0.00)‡	—	—

Total from investment operations	2.00		6.86	8.68	4.28	2.13	3.86

Less dividends and distributions:
From net investment income	(0.74)		(0.68)	(0.57)	(0.50)	(0.45)	(0.41)
From net realized gain on investments	(0.09)		—	—	—	—	—

Total dividends and distributions	(0.83)		(0.68)	(0.57)	(0.50)	(0.45)	(0.41)

Net asset value at end of period	$48.52		$47.35	$41.17	$33.06	$29.28	$27.60

Total investment return (b)	4.26	%(c)	16.88%	26.70%	14.84%	7.75%	16.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.74	%††	1.62%	1.83%	1.77%	1.64%	1.65%
Net expenses	0.35	%††	0.35%	0.35%	0.35%	0.35%	0.35%
Expenses (before waiver/reimbursement)	0.35	%††	0.37%	0.40%	0.43%	0.44%	0.49%
Portfolio turnover rate	2%		4%	3%	9%	4%	11%
Net assets at end of period (in 000’s)	$1,440,617		$1,497,877	$1,344,989	$1,206,641	$1,109,073	$1,120,188

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

22	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay S&P 500 Index Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay S&P 500 Index Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010, relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class A and Investor Class shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The

Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

23

Notes to Financial Statements (Unaudited) (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and

24	MainStay S&P 500 Index Fund

premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while being fully invested. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2015, the Fund did not hold any rights or warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or

25

Notes to Financial Statements (Unaudited) (continued)

loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(L)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while being fully invested. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instrument as of April 30, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$24,024	$24,024

Total Fair Value		$24,024	$24,024

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$6,790,102	$6,790,102

Total Realized Gain (Loss)		$6,790,102	$6,790,102

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(2,838,342)	$(2,838,342)

Total Change in Unrealized Appreciation (Depreciation)		$(2,838,342)	$(2,838,342)

Average Notional Amount

	Equity Contracts Risk	Total
Futures Contracts Long	$21,223,316	$21,223,316

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to

26	MainStay S&P 500 Index Fund

$1 billion; 0.225% from $1 billion to $2 billion; 0.215% from $2 billion to $3 billion; and 0.20% in excess of $3 billion. During the six-month period ended April 30, 2015, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.24%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.60% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of Investor Class shares do not exceed 0.70% of its average daily net assets. This voluntary waiver and/or reimbursement may be discontinued at any time.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $2,430,178 and waived its fees and/or reimbursed expenses in the amount of $45,022.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $23,137 and $10,168, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $619.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$274,032
Investor Class	48,637
Class I	700,368

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$320,038,480	22.2%

Note 4–Federal Income Tax

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$29,298,501

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain

27

Notes to Financial Statements (Unaudited) (continued)

affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities, other than short-term securities, were $38,161 and $56,345, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	1,028,580	$48,708,336
Shares issued to shareholders in reinvestment of dividends and distributions	174,339	8,232,273
Shares redeemed	(830,156)	(39,561,684)

Net increase (decrease) in shares outstanding before conversion	372,763	17,378,925
Shares converted into Class A (See Note 1)	26,781	1,286,076
Shares converted from Class A (See Note 1)	(10,126)	(479,354)

Net increase (decrease)	389,418	$18,185,647

Year ended October 31, 2014:
Shares sold	1,759,097	$75,658,165
Shares issued to shareholders in reinvestment of dividends and distributions	164,021	6,842,973
Shares redeemed	(1,781,515)	(77,330,297)

Net increase (decrease) in shares outstanding before conversion	141,603	5,170,841
Shares converted into Class A (See Note 1)	65,091	2,854,312
Shares converted from Class A (See Note 1)	(11,440)	(505,322)

Net increase (decrease)	195,254	$7,519,831

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	134,027	$6,375,264
Shares issued to shareholders in reinvestment of dividends and distributions	10,117	477,727
Shares redeemed	(55,180)	(2,614,546)

Net increase (decrease) in shares outstanding before conversion	88,964	4,238,445
Shares converted into Investor Class (See Note 1)	10,130	479,354
Shares converted from Investor Class (See Note 1)	(26,784)	(1,286,076)

Net increase (decrease)	72,310	$3,431,723

Year ended October 31, 2014:
Shares sold	177,966	$7,748,708
Shares issued to shareholders in reinvestment of dividends and distributions	8,903	371,420
Shares redeemed	(124,994)	(5,461,269)

Net increase (decrease) in shares outstanding before conversion	61,875	2,658,859
Shares converted into Investor Class (See Note 1)	11,445	505,322
Shares converted from Investor Class (See Note 1)	(65,118)	(2,854,312)

Net increase (decrease)	8,202	$309,869

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	3,562,938	$168,794,927
Shares issued to shareholders in reinvestment of dividends and distributions	534,293	25,448,359
Shares redeemed	(6,039,876)	(289,574,419)

Net increase (decrease)	(1,942,645)	$(95,331,133)

Year ended October 31, 2014:
Shares sold	8,115,689	$356,770,134
Shares issued to shareholders in reinvestment of dividends and distributions	519,894	21,877,140
Shares redeemed	(9,668,869)	(432,020,285)

Net increase (decrease)	(1,033,286)	$(53,373,011)

Note 9–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of

28	MainStay S&P 500 Index Fund

former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named The MainStay Funds as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”). On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint.

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. A decision has not been issued.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay S&P 500 Index Fund*	$1,025,100	$907,116

*	Inclusive of payments received into MainStay Equity Index Fund prior to its acquisition by the Fund.

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset values.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay S&P 500 Index Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone Holdings from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Cornerstone Holdings and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Cornerstone Holdings provides to the Fund. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to

30	MainStay S&P 500 Index Fund

the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no

32	MainStay S&P 500 Index Fund

minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

34	MainStay S&P 500 Index Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1651170 MS139-15	MSSP10-06/15 NL0A6

MainStay Retirement Funds

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund(s) during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Retirement 2010 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.98 2.67%	–0.08 5.73%	6.46 7.67%	4.31 5.06%	1.28 1.28%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.05 2.59	–0.07 5.74	6.36 7.57	4.24 5.00	1.37 1.37
Class I Shares	No Sales Charge		2.82	6.07	7.95	5.34	1.03
Class R1 Shares[4]	No Sales Charge		2.71	5.92	7.83	5.23	1.15
Class R2 Shares[5]	No Sales Charge		2.57	5.73	7.57	4.98	1.38
Class R3 Shares[6]	No Sales Charge		2.46	5.47	7.31	4.70	1.63

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008 include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered to the public on June 29, 2007, although this class of shares did not commence investment operations until August 21, 2014. Performance figures for Class R1 shares include the historical performance of Class I shares through August 20, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[7]	4.40%	12.98%	14.33%	6.54%
MSCI EAFE® Index[8]	6.81	1.66	7.40	0.75
Barclays U.S. Aggregate Bond Index[9]	2.06	4.46	4.12	5.19
Retirement 2010 Composite Index[10]	3.13	6.80	8.14	5.03
Average Lipper Mixed-Asset Target 2010 Fund[11]	2.28	4.47	6.40	3.56

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2010 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2010 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The average Lipper mixed-asset target 2010 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon not exceeding December 31, 2010. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Retirement 2010 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2010 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,026.70	$1.86	$1,023.00	$1.86

Investor Class Shares	$1,000.00	$1,025.90	$2.36	$1,022.50	$2.36

Class I Shares	$1,000.00	$1,028.20	$0.60	$1,024.20	$0.60

Class R1 Shares	$1,000.00	$1,027.10	$1.11	$1,023.70	$1.10

Class R2 Shares	$1,000.00	$1,025.70	$2.36	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$1,024.60	$3.61	$1,021.20	$3.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.47% for Investor Class, 0.12% for Class I, 0.22% for Class R1, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

7

Investment Objectives of Underlying Funds as of April 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

8	MainStay Retirement 2010 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2010 Fund perform relative to its benchmarks and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Retirement 2010 Fund returned 2.67% for Class A shares and 2.59% for Investor Class shares for the six months ended April 30, 2015. Over the same period, Class I shares returned 2.82%, Class R1 shares returned 2.71%, Class R2 shares returned 2.57% and Class R3 shares returned 2.46%. For the six months ended April 30, 2015, all share classes underperformed the 4.40% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and the 6.81% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the six months ended April 30, 2015, all share classes outperformed the 2.06% return of the Barclays U.S. Aggregate Bond Index2 but underperformed the 3.13% return of the Retirement 2010 Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Retirement 2010 Composite Index are additional benchmarks of the Fund. All share classes outperformed the 2.28% return of the Average Lipper3 Mixed-Asset Target 2010 Fund. See page 5 for returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange-traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance. Bonds generally underperformed domestic equities during the reporting period.

The Retirement 2010 Composite Index reflects a broader mix of asset classes. During the reporting period, the performance of the Underlying Funds detracted slightly from the Fund’s performance relative to the Retirement 2010 Composite Index. Among the Underlying Funds that detracted from the Fund’s relative performance were MainStay Large Cap Growth Fund and MainStay Total Return Bond Fund. The impact, however, was partially offset by strong returns in other Underlying Funds, including Guggenheim China Small Cap ETF.

The Fund’s asset-allocation policy had little, if any, effect on relative performance. The Fund’s longstanding bias for stocks over bonds ended near year-end 2014. Since then, the Fund has been mildly underweight in equities for most of the reporting period. The management of the Fund’s stock/bond blend added to the Fund’s relative performance, but only slightly. The Fund’s preferences for emerging markets over developed markets and for small-cap stocks over large-cap stocks had a minimal effect on the Fund’s relative performance.

In the fixed-income portion of the Fund, we held a much larger position in cash than is customary for the Fund. This position detracted from performance and tended to neutralize any benefit that arose from the management of the stock/bond blend. During the reporting period, the Fund was positioned for an increase in yields that did not materialize.

Overall, the Fund’s asset-class positioning was relatively close to that of the Retirement 2010 Composite Index. For this reason, asset allocation had only a minor influence on performance relative to that Index.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

During the reporting period, active positioning was generally restrained in the Fund. Equity valuations have risen significantly in recent years and no longer appear to offer much of a bargain. We believe that a strong dollar and a likely rise in wage pressures may diminish profit margins. These forces could erode earnings growth. In our opinion, the U.S. economy appeared relatively healthy and equities appeared attractively positioned in relation to fixed-income alternatives during the reporting period. Because these influences tended to balance one another out, we maintained a position close to that of the Retirement 2010 Allocation Composite Index. Should we see a significant market pullback, we might become more enthusiastic about the investment prospects for U.S. stocks. In the interim, our active

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

positioning was limited to a modest bias toward smaller-capitalization companies, which we believe tend to be less sensitive to the effects of a strong dollar, and international markets, which we believe reflect better valuations.

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index, as has been the case for several years. This reflects our expectation that healthy levels of economic growth will render further monetary intervention inappropriate and will ultimately lead to upward pressure on wages and consumer pricing. During the reporting period, that view was premature at best, as interest rates remained at very low levels and investors seemed to be as concerned about deflation as they were about inflation. Fortunately, the impact on the Fund’s performance was rather small because short-term yields remained very low during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

Allocations remained fairly stable during the reporting period. Cash holdings and the Fund’s position in MainStay Indexed Bond Fund were increased as we unwound the Fund’s overweight posture in equities. The Fund’s allocation to Vanguard Short-Term Inflation-Protected Securities ETF was also increased in anticipation of a rebound in inflation, and we increased the Fund’s allocation to iShares Russell 2000 Index ETF as we shifted equity exposure down the capitalization spectrum. Funding for these investments came from a variety of Underlying Equity Funds that invest in large-cap stocks, including MainStay S&P 500 Index Fund, MainStay MAP Fund and MainStay ICAP Equity Fund.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the entire reporting period, the highest total returns came from Guggenheim China Small Cap ETF and iShares MSCI All Country Asia ex-Japan ETF. The Underlying Equity Fund with the lowest total return was Market Vectors Africa Index ETF, followed by iShares MSCI Frontier 100 ETF. Both of these Underlying Funds provided negative total returns during the reporting period.

Which Underlying Equity Funds were the strongest contributors to the Fund’s absolute performance and which Underlying Equity Funds were particularly weak?

As a result of position size and strong performance, the most significant positive contributor to the Fund’s absolute performance was MainStay Epoch U.S. All Cap Fund, followed by

MainStay S&P 500 Index Fund. (Contributions take weightings and total returns into account.) A very small position in Market Vectors Africa Index ETF was the largest detractor from absolute performance, with a position in iShares MSCI Frontier 100 ETF right on its heels.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Muted economic growth, falling commodity prices, near-absent inflationary pressures and persistent geopolitical risks (notably a potential sovereign default in Greece) pushed U.S. Treasury yields slightly lower among issues with longer maturities. Indications of growing wage pressure and suggestions that the Federal Reserve may move away from its longstanding near-zero interest-rate policy may eventually have the opposite effect, but these factors did not significantly affect the market during the reporting period. In the credit market, falling crude oil prices led to significant spread5 widening within the energy sector, but other corporate issues held up fairly well.

Which fixed-income market segments were strong performers and which segments were particularly weak?

In general, the bond market was relatively unremarkable during the reporting period. Returns across most of the fixed-income spectrum were in the low to very low single digits. Cash returned nothing, and emerging-market debt generally provided negative returns.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

Large positions in MainStay Total Return Bond Fund and MainStay Indexed Bond Fund were the most significant fixed-income contributors to the Fund’s performance. The Fund experienced very small losses from positions in Market Vectors Emerging Markets Local Currency Bond ETF and Vanguard Short-Term Inflation-Protected Securities ETF.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Retirement 2010 Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value
Affiliated Investment Companies 82.6%†
Equity Funds 28.0%
MainStay Common Stock Fund Class I	145,690	$2,929,835
MainStay Epoch International Small Cap Fund Class I	43,231	974,431
MainStay Epoch U.S. All Cap Fund Class I	113,005	3,349,457
MainStay ICAP Equity Fund Class I	37,543	1,945,491
MainStay ICAP International Fund Class I	67,526	2,422,829
MainStay International Equity Fund Class I	76,091	1,063,755
MainStay Large Cap Growth Fund Class I	267,767	2,881,168
MainStay MAP Fund Class I	62,688	2,857,934
MainStay S&P 500 Index Fund Class I	34,771	1,687,078

Total Equity Funds (Cost $14,638,508)		20,111,978

Fixed Income Funds 54.6%
MainStay High Yield Corporate Bond Fund Class I	203,514	1,188,521
MainStay Indexed Bond Fund Class I (a)	1,504,158	16,801,441
MainStay Short Duration High Yield Fund Class I	333,946	3,342,796
MainStay Total Return Bond Fund Class I	1,660,249	17,847,675

Total Fixed Income Funds (Cost $38,946,785)		39,180,433

Total Affiliated Investment Companies (Cost $53,585,293)		59,292,411

Unaffiliated Investment Companies 11.6%
Equity Funds 6.8%
Guggenheim China Small Cap ETF	6,798	232,356
iShares MSCI All Country Asia ex-Japan ETF	12,759	869,016
iShares MSCI Frontier 100 ETF	3,862	119,722
iShares MSCI Philippines ETF	2,830	113,992
iShares MSCI Poland Capped ETF	1,689	43,357
iShares Russell 2000 Index ETF	22,803	2,762,811
Market Vectors Africa Index ETF	4,580	122,194
SPDR S&P Emerging Markets Small Cap ETF	13,082	620,479

Total Equity Funds (Cost $4,584,920)		4,883,927

Fixed Income Fund 4.8%
Vanguard Short-Term Inflation-Protected Securities ETF	70,935	3,460,919

Total Fixed Income Fund (Cost $3,532,499)		3,460,919

Total Unaffiliated Investment Companies (Cost $8,117,419)		8,344,846

	Principal Amount	Value
Short-Term Investment 5.9%
Repurchase Agreement 5.9%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $4,237,780 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $4,390,000 and a Market Value of $4,325,818)	$4,237,780	$4,237,780

Total Short-Term Investment (Cost $4,237,780)		4,237,780

Total Investments (Cost $65,940,492) (b)	100.1%	71,875,037
Other Assets, Less Liabilities	(0.1)	(70,891)
Net Assets	100.0%	$71,804,146

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2015, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of April 30, 2015, cost was $66,464,628 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$6,052,966
Gross unrealized depreciation	(642,557)

Net unrealized appreciation	$5,410,409

The following abbreviations are used above:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$20,111,978	$—	$—	$20,111,978
Fixed Income Funds	39,180,433	—	—	39,180,433

Total Affiliated Investment Companies	59,292,411	—	—	59,292,411

Unaffiliated Investment Companies
Equity Funds	4,883,927	—	—	4,883,927
Fixed Income Fund	3,460,919	—	—	3,460,919

Total Unaffiliated Investment Companies	8,344,846	—	—	8,344,846

Short-Term Investment
Repurchase Agreement	—	4,237,780	—	4,237,780

Total Investments in Securities	$67,637,257	$4,237,780	$—	$71,875,037

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $53,585,293)	$59,292,411
Investments in unaffiliated investment companies, at value (identified cost $8,117,419)	8,344,846
Repurchase agreement, at value (identified cost $4,237,780)	4,237,780
Receivables:
Fund shares sold	52,660
Manager (See Note 3)	9,408
Other assets	36,050

Total assets	71,973,155

Liabilities
Due to custodian	71,647
Payables:
Investment securities purchased	42,167
Transfer agent (See Note 3)	21,383
Professional fees	16,507
Shareholder communication	6,947
Fund shares redeemed	5,993
NYLIFE Distributors (See Note 3)	2,153
Custodian	1,802
Trustees	22
Accrued expenses	388

Total liabilities	169,009

Net assets	$71,804,146

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$6,783
Additional paid-in capital	64,401,166

64,407,949
Undistributed net investment income	267,755
Accumulated net realized gain (loss) on investments	1,193,897
Net unrealized appreciation (depreciation) on investments	5,934,545

Net assets	$71,804,146

Class A
Net assets applicable to outstanding shares	$6,597,648

Shares of beneficial interest outstanding	627,347

Net asset value per share outstanding	$10.52
Maximum sales charge (5.50% of offering price)	0.61

Maximum offering price per share outstanding	$11.13

Investor Class
Net assets applicable to outstanding shares	$1,428,205

Shares of beneficial interest outstanding	135,175

Net asset value per share outstanding	$10.57
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.19

Class I
Net assets applicable to outstanding shares	$42,865,746

Shares of beneficial interest outstanding	4,045,648

Net asset value and offering price per share outstanding	$10.60

Class R1
Net assets applicable to outstanding shares	$17,878,117

Shares of beneficial interest outstanding	1,686,873

Net asset value and offering price per share outstanding	$10.60

Class R2
Net assets applicable to outstanding shares	$3,023,639

Shares of beneficial interest outstanding	286,980

Net asset value and offering price per share outstanding	$10.54

Class R3
Net assets applicable to outstanding shares	$10,791

Shares of beneficial interest outstanding	1,007

Net asset value and offering price per share outstanding	$10.72

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$920,297
Dividend distributions from unaffiliated investment companies	76,858

Total income	997,155

Expenses
Transfer agent (See Note 3)	59,293
Registration	39,011
Manager (See Note 3)	36,074
Distribution/Service—Class A (See Note 3)	9,221
Distribution/Service—Investor Class (See Note 3)	1,701
Distribution/Service—Class R2 (See Note 3)	3,380
Distribution/Service—Class R3 (See Note 3)	26
Professional fees	14,213
Shareholder service (See Note 3)	9,930
Custodian	3,923
Shareholder communication	3,483
Trustees	601
Miscellaneous	3,980

Total expenses before waiver/reimbursement	184,836
Expense waiver/reimbursement from Manager (See Note 3)	(114,804)

Net expenses	70,032

Net investment income (loss)	927,123

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	438,991
Unaffiliated investment company transactions	(53,324)
Realized capital gain distributions from affiliated investment companies	1,324,525
Realized capital gain distributions from unaffiliated investment companies	7,947

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	1,718,139

Net change in unrealized appreciation (depreciation) on investments	(747,478)

Net realized and unrealized gain (loss) on investments	970,661

Net increase (decrease) in net assets resulting from operations	$1,897,784

14	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$927,123	$1,196,122
Net realized gain (loss) on investments from affiliated and unaffiliated investment company transactions	1,718,139	2,053,963
Net change in unrealized appreciation (depreciation) on investments	(747,478)	803,232

Net increase (decrease) in net assets resulting from operations	1,897,784	4,053,317

Dividends and distributions to shareholders:
From net investment income:
Class A	(184,184)	(453,843)
Investor Class	(20,835)	(22,991)
Class I	(910,631)	(626,013)
Class R1	(334,395)	—
Class R2	(43,460)	(46,081)
Class R3	(142)	—

	(1,493,647)	(1,148,928)

From net realized gain on investments:
Class A	(249,564)	(1,162,405)
Investor Class	(32,806)	(60,735)
Class I	(1,078,796)	(1,395,466)
Class R1	(417,833)	—
Class R2	(65,500)	(115,231)
Class R3	(255)	(656)

	(1,844,754)	(2,734,493)

Total dividends and distributions to shareholders	(3,338,401)	(3,883,421)

Capital share transactions:
Net proceeds from sale of shares	7,450,155	43,211,272
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	3,336,802	3,880,941
Cost of shares redeemed	(13,403,329)	(31,732,941)

Increase (decrease) in net assets derived from capital share transactions	(2,616,372)	15,359,272

Net increase (decrease) in net assets	(4,056,989)	15,529,168

Net Assets
Beginning of period	75,861,135	60,331,967

End of period	$71,804,146	$75,861,135

Undistributed net investment income at end of period	$267,755	$834,279

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$10.70		$10.74	$10.10	$10.01	$10.04	$9.12

Net investment income (loss)	0.14		0.18 (a)	0.18 (a)	0.19 (a)	0.22 (a)	0.19 (a)
Net realized and unrealized gain (loss) on investments	0.13		0.49	0.99	0.68	0.14	0.92

Total from investment operations	0.27		0.67	1.17	0.87	0.36	1.11

Less dividends and distributions:
From net investment income	(0.19)		(0.20)	(0.28)	(0.22)	(0.25)	(0.19)
From net realized gain on investments	(0.26)		(0.51)	(0.25)	(0.56)	(0.14)	—

Total dividends and distributions	(0.45)		(0.71)	(0.53)	(0.78)	(0.39)	(0.19)

Net asset value at end of period	$10.52		$10.70	$10.74	$10.10	$10.01	$10.04

Total investment return (b)	2.67	%(c)	6.54%	12.16%	9.40%	3.54%	12.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.56	%††	1.75%	1.78%	1.93%	2.18%	2.01%
Net expenses (d)	0.37	%††	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/ reimbursement) (d)	0.69	%††	0.67%	0.75%	0.69%	0.78%	1.00%
Portfolio turnover rate	25%		69%	82%	95%	107%	81%
Net assets at end of period (in 000’s)	$6,598		$9,099	$24,907	$6,064	$6,358	$6,935

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$10.73		$10.77	$10.13	$10.03	$10.07	$9.15

Net investment income (loss)	0.12		0.18 (a)	0.19 (a)	0.18 (a)	0.21 (a)	0.17 (a)
Net realized and unrealized gain (loss) on investments	0.15		0.48	0.97	0.69	0.13	0.94

Total from investment operations	0.27		0.66	1.16	0.87	0.34	1.11

Less dividends and distributions:
From net investment income	(0.17)		(0.19)	(0.27)	(0.21)	(0.24)	(0.19)
From net realized gain on investments	(0.26)		(0.51)	(0.25)	(0.56)	(0.14)	—

Total dividends and distributions	(0.43)		(0.70)	(0.52)	(0.77)	(0.38)	(0.19)

Net asset value at end of period	$10.57		$10.73	$10.77	$10.13	$10.03	$10.07

Total investment return (b)	2.59	%(c)	6.46%	12.06%	9.35%	3.44%	12.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.26	%††	1.67%	1.81%	1.79%	2.03%	1.82%
Net expenses (d)	0.47	%††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/ reimbursement) (d)	0.75	%††	0.76%	1.01%	1.11%	1.42%	2.03%
Portfolio turnover rate	25%		69%	82%	95%	107%	81%
Net assets at end of period (in 000’s)	$1,428		$1,343	$1,245	$977	$601	$468

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$10.79		$10.83	$10.19	$10.08	$10.11	$9.18

Net investment income (loss)	0.14		0.21 (a)	0.22 (a)	0.22 (a)	0.24 (a)	0.22 (a)
Net realized and unrealized gain (loss) on investments	0.15		0.49	0.98	0.69	0.14	0.92

Total from investment operations	0.29		0.70	1.20	0.91	0.38	1.14

Less dividends and distributions:
From net investment income	(0.22)		(0.23)	(0.31)	(0.24)	(0.27)	(0.21)
From net realized gain on investments	(0.26)		(0.51)	(0.25)	(0.56)	(0.14)	—

Total dividends and distributions	(0.48)		(0.74)	(0.56)	(0.80)	(0.41)	(0.21)

Net asset value at end of period	$10.60		$10.79	$10.83	$10.19	$10.08	$10.11

Total investment return (b)	2.82	%(c)	6.79%	12.41%	9.72%	3.85%	12.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.62	%††	2.02%	2.18%	2.25%	2.36%	2.28%
Net expenses (d)	0.12	%††	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/ reimbursement) (d)	0.44	%††	0.42%	0.50%	0.44%	0.53%	0.76%
Portfolio turnover rate	25%		69%	82%	95%	107%	81%
Net assets at end of period (in 000’s)	$42,866		$45,279	$31,739	$29,583	$43,984	$35,009

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R1	Six months ended April 30, 2015*		August 21, 2014** through October 31, 2014
Net asset value at beginning of period	$10.79		$10.78

Net investment income (loss)	0.14		0.04	(a)
Net realized and unrealized gain (loss) on investments	0.14		(0.03)

Total from investment operations	0.28		0.01

Less dividends and distributions:
From net investment income	(0.21)		—
From net realized gain on investments	(0.26)		—

Total dividends and distributions	(0.47)		—

Net asset value at end of period	$10.60		$10.79

Total investment return (b)	2.71	%(c)	0.09	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.52	%††	2.07	%††
Net expenses (e)	0.22	%††	0.22	%††
Expenses (before waiver/reimbursement) (e)	0.54	%††	0.54	%††
Portfolio turnover rate	25%		69%
Net assets at end of period (in 000’s)	$17,878		$17,477

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$10.71		$10.75	$10.12	$10.01	$10.05	$9.12

Net investment income (loss)	0.16		0.17 (a)	0.21 (a)	0.18 (a)	0.20 (a)	0.18 (a)
Net realized and unrealized gain (loss) on investments	0.10		0.50	0.94	0.70	0.14	0.93

Total from investment operations	0.26		0.67	1.15	0.88	0.34	1.11

Less dividends and distributions:
From net investment income	(0.17)		(0.20)	(0.27)	(0.21)	(0.24)	(0.18)
From net realized gain on investments	(0.26)		(0.51)	(0.25)	(0.56)	(0.14)	—

Total dividends and distributions	(0.43)		(0.71)	(0.52)	(0.77)	(0.38)	(0.18)

Net asset value at end of period	$10.54		$10.71	$10.75	$10.12	$10.01	$10.05

Total investment return (b)	2.57	%(c)	6.58%	11.91%	9.33%	3.53%	12.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.24	%††	1.65%	2.02%	1.82%	2.04%	1.90%
Net expenses (d)	0.47	%††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/ reimbursement) (d)	0.79	%††	0.77%	0.85%	0.79%	0.88%	1.10%
Portfolio turnover rate	25%		69%	82%	95%	107%	81%
Net assets at end of period (in 000’s)	$3,024		$2,652	$2,428	$16,234	$14,890	$1,781

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class R3	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$10.87		$10.73	$10.09	$10.00	$10.04	$9.13

Net investment income (loss)	0.24	(a)	0.15 (b)	0.19 (b)	0.15 (b)	0.18 (b)	0.16 (b)
Net realized and unrealized gain (loss) on investments	0.02		0.50	0.94	0.69	0.13	0.92

Total from investment operations	0.26		0.65	1.13	0.84	0.31	1.08

Less dividends and distributions:
From net investment income	(0.15)		—	(0.24)	(0.19)	(0.21)	(0.17)
From net realized gain on investments	(0.26)		(0.51)	(0.25)	(0.56)	(0.14)	—

Total dividends and distributions	(0.41)		(0.51)	(0.49)	(0.75)	(0.35)	(0.17)

Net asset value at end of period	$10.72		$10.87	$10.73	$10.09	$10.00	$10.04

Total investment return (c)	2.46	%(d)	6.27%	11.76%	9.05%	3.18%	11.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.99	%††	1.44%	1.84%	1.55%	1.82%	1.67%
Net expenses (e)	0.72	%††	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before reimbursement/ waiver) (e)	1.04	%††	1.02%	1.10%	1.04%	1.13%	1.35%
Portfolio turnover rate	25%		69%	82%	95%	107%	81%
Net assets at end of period (in 000’s)	$11		$11	$13	$867	$735	$866

*	Unaudited.
††	Annualized.
(a)	Per share data deviation due to small share class size.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2020 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.21 3.48%	1.29 7.18%	7.53 8.75%	4.28 5.03%	1.20 1.20%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.26 3.43	1.15 7.03	7.42 8.64	4.18 4.93	1.37 1.37
Class I Shares	No Sales Charge		3.61	7.40	9.02	5.27	0.94
Class R1 Shares[4]	No Sales Charge		3.55	7.40	8.94	5.18	1.03
Class R2 Shares[5]	No Sales Charge		3.41	7.01	8.64	4.93	1.29
Class R3 Shares[6]	No Sales Charge		3.27	6.84	8.36	4.65	1.54

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered to the public on June 29, 2007, although this class did not commence investment operations until August 21, 2014. Performance figures for Class R1 shares include the historical performance of Class I shares through August 20, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for the Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for the Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

19

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[7]	4.40%	12.98%	14.33%	6.54%
MSCI EAFE® Index[8]	6.81	1.66	7.40	0.75
Barclays U.S. Aggregate Bond Index[9]	2.06	4.46	4.12	5.19
Retirement 2020 Composite Index[10]	3.75	7.86	9.40	4.99
Average Lipper Mixed-Asset Target 2020 Fund[11]	2.80	5.54	7.44	3.59

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2020 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2020 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The average Lipper mixed-asset target 2020 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016, to December 31, 2020. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Retirement 2020 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2020 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,034.80	$1.87	$1,023.00	$1.86

Investor Class Shares	$1,000.00	$1,034.30	$2.37	$1,022.50	$2.36

Class I Shares	$1,000.00	$1,036.10	$0.61	$1,024.20	$0.60

Class R1 Shares	$1,000.00	$1,035.50	$1.11	$1,023.70	$1.10

Class R2 Shares	$1,000.00	$1,034.10	$2.37	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$1,032.70	$3.63	$1,021.20	$3.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.47% for Investor Class, 0.12% for Class I, 0.22% for Class R1, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

21

Investment Objectives of Underlying Funds as of April 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page 25 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

22	MainStay Retirement 2020 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2020 Fund perform relative to its benchmarks and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Retirement 2020 Fund returned 3.48% for Class A shares and 3.43% for Investor Class shares for the six months ended April 30, 2015. Over the same period, Class I shares returned 3.61%, Class R1 shares returned 3.55%, Class R2 shares returned 3.41% and Class R3 shares returned 3.27%. For the six months ended April 30, 2015, all share classes underperformed the 4.40% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and the 6.81% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the six months ended April 30, 2015, all share classes outperformed the 2.06% return of the Barclays U.S. Aggregate Bond Index2 but underperformed the 3.75% return of the Retirement 2020 Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Retirement 2020 Composite Index are additional benchmarks of the Fund. For the six months ended April 30, 2015, all share classes outperformed the 2.80% return of the Average Lipper3 Mixed-Asset Target 2020 Fund. See page 19 for returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange-traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance. Bonds generally underperformed domestic equities during the reporting period.

The Retirement 2020 Composite Index reflects a broader mix of asset classes. During the reporting period, the performance of the Underlying Funds detracted slightly from the Fund’s performance relative to the Retirement 2020 Composite Index. Among the Underlying Funds that detracted from the Fund’s relative performance were MainStay Large Cap Growth Fund and MainStay Total Return Bond Fund. The impact, however, was partially offset by strong returns in other Underlying Funds, including Guggenheim China Small Cap ETF.

The Fund’s asset-allocation policy had little, if any, effect on relative performance. The Fund’s longstanding bias for stocks over bonds ended near year-end 2014. Since then, the Fund has been mildly underweight in equities for most of the reporting period. The management of the Fund’s stock/bond blend added to the Fund’s relative performance, but only slightly. The Fund’s preferences for emerging markets over developed markets and for small-cap stocks over large-cap stocks had a minimal effect on the Fund’s relative performance.

In the fixed-income portion of the Fund, we held a much larger position in cash than is customary for the Fund. This position detracted from performance and tended to neutralize any benefit that arose from the management of the stock/bond blend. During the reporting period, the Fund was positioned for an increase in yields that did not materialize.

Overall, the Fund’s asset-class positioning was relatively close to that of the Retirement 2020 Composite Index. For this reason, asset allocation had only a minor influence on performance relative to that Index.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

During the reporting period, active positioning was generally restrained in the Fund. Equity valuations have risen significantly in recent years and no longer appear to offer much of a bargain. We believe that a strong dollar and a likely rise in wage pressures may diminish profit margins. These forces could erode earnings growth. In our opinion, the U.S. economy appeared relatively healthy and equities appeared attractively positioned in relation to fixed-income alternatives during the reporting period. Because these influences tended to balance one another out,

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 20 for more information on this index.
3.	See footnote on page 20 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

23

we maintained a position close to that of the Retirement 2020 Allocation Composite Index. Should we see a significant market pullback, we might become more enthusiastic about the investment prospects for U.S. stocks. In the interim, our active positioning was limited to a modest bias toward smaller-capitalization companies, which we believe tend to be less sensitive to the effects of a strong dollar, and international markets, which we believe reflect better valuations.

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index, as has been the case for several years. This reflects our expectation that healthy levels of economic growth will render further monetary intervention inappropriate and will ultimately lead to upward pressure on wages and consumer pricing. During the reporting period, that view was premature at best, as interest rates remained at very low levels and investors seemed to be as concerned about deflation as they were about inflation. Fortunately, the impact on the Fund’s performance was rather small because short-term yields remained very low during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

Allocations remained fairly stable during the reporting period. Cash holdings and the Fund’s position in MainStay Indexed Bond Fund were increased as we unwound the Fund’s overweight posture in equities. The Fund’s allocation to Vanguard Short-Term Inflation-Protected Securities ETF was also increased in anticipation of a rebound in inflation, and we increased the Fund’s allocation to iShares Russell 2000 Index ETF as we shifted equity exposure down the capitalization spectrum. Funding for these investments came from a variety of Underlying Equity Funds that invest in large-cap stocks, including MainStay S&P 500 Index Fund, MainStay Large Cap Growth Fund and MainStay MAP Fund.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the entire reporting period, the highest total returns came from Guggenheim China Small Cap ETF and iShares MSCI All Country Asia ex-Japan ETF. The Underlying Equity Fund with the lowest total return was Market Vectors Africa Index ETF, followed by iShares MSCI Frontier 100 ETF. Both of these Underlying Funds provided negative total returns during the reporting period.

Which Underlying Equity Funds were the strongest contributors to the Fund’s absolute performance and which Underlying Equity Funds were particularly weak?

As a result of position size and strong performance, the most significant positive contributor to the Fund’s absolute performance was MainStay Epoch U.S. All Cap Fund, followed by a larger position in MainStay MAP Fund. (Contributions take weightings and total returns into account.) A very small position in Market Vectors Africa Index ETF was the largest detractor from absolute performance, with a position in iShares MSCI Frontier 100 ETF right on its heels.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Muted economic growth, falling commodity prices, near-absent inflationary pressures and persistent geopolitical risks (notably a potential sovereign default in Greece) pushed U.S. Treasury yields slightly lower among issues with longer maturities. Indications of growing wage pressure and suggestions that the Federal Reserve may move away from its longstanding near-zero interest-rate policy may eventually have the opposite effect, but these factors did not significantly affect the market during the reporting period. In the credit market, falling crude oil prices led to significant spread5 widening within the energy sector, but other corporate issues held up fairly well.

Which fixed-income market segments were strong performers and which segments were particularly weak?

In general, the bond market was relatively unremarkable during the reporting period. Returns across most of the fixed-income spectrum were in the low to very low single digits. Cash returned nothing, and emerging-market debt generally provided negative returns.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

A large position in MainStay Total Return Bond Fund made the most significant fixed-income contribution to the Fund’s performance, followed by a still-large position in MainStay Indexed Bond Fund. The Fund experienced a very small loss from its position in Market Vectors Emerging Markets Local Currency Bond ETF. There were no other fixed-income positions that lost money for the Fund. The Fund’s cash position, however, contributed virtually nothing to performance.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

24	MainStay Retirement 2020 Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value

Affiliated Investment Companies 80.7%†
Equity Funds 45.3%
MainStay Common Stock Fund Class I (a)	574,224	$11,547,639
MainStay Epoch International Small Cap Fund Class I (a)	175,969	3,966,341
MainStay Epoch U.S. All Cap Fund Class I	392,623	11,637,342
MainStay ICAP Equity Fund Class I	171,881	8,906,878
MainStay ICAP International Fund Class I	296,496	10,638,271
MainStay International Equity Fund Class I	338,254	4,728,796
MainStay Large Cap Growth Fund Class I	876,078	9,426,599
MainStay MAP Fund Class I	258,234	11,772,902
MainStay S&P 500 Index Fund Class I	160,499	7,787,397

Total Equity Funds (Cost $61,818,600)		80,412,165

Fixed Income Funds 35.4%
MainStay Indexed Bond Fund Class I (a)	1,458,247	16,288,622
MainStay Short Duration High Yield Fund Class I	719,646	7,203,658
MainStay Total Return Bond Fund Class I	3,647,872	39,214,621

Total Fixed Income Funds (Cost $62,462,837)		62,706,901

Total Affiliated Investment Companies (Cost $124,281,437)		143,119,066

Unaffiliated Investment Companies 12.9%
Equity Funds 9.2%
Guggenheim China Small Cap ETF	41,007	1,401,619
iShares MSCI All Country Asia ex-Japan ETF	40,791	2,778,275
iShares MSCI Frontier 100 ETF	12,414	384,834
iShares MSCI Philippines ETF	9,096	366,387
iShares MSCI Poland Capped ETF	5,420	139,131
iShares Russell 2000 Index ETF	77,805	9,426,854
Market Vectors Africa Index ETF	15,330	409,005
SPDR S&P Emerging Markets Small Cap ETF	30,266	1,435,516

Total Equity Funds (Cost $14,600,304)		16,341,621

Fixed Income Fund 3.7%
Vanguard Short-Term Inflation-Protected Securities ETF	133,201	6,498,877

Total Fixed Income Fund (Cost $6,554,889)		6,498,877

Total Unaffiliated Investment Companies (Cost $21,155,193)		22,840,498

	Principal Amount	Value
Short-Term Investment 6.4%
Repurchase Agreement 6.4%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $11,408,613 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $11,810,000 and a Market Value of $11,637,338)	$11,408,613	$11,408,613

Total Short-Term Investment (Cost $11,408,613)		11,408,613

Total Investments (Cost $156,845,243) (b)	100.0%	177,368,177
Other Assets, Less Liabilities	(0.0)‡	(1,481)
Net Assets	100.0%	$177,366,696

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	As of April 30, 2015, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of April 30, 2015, cost was $157,905,779 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$20,699,749
Gross unrealized depreciation	(1,237,351)

Net unrealized appreciation	$19,462,398

The following abbreviations are used above:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$80,412,165	$—	$—	$80,412,165
Fixed Income Funds	62,706,901	—	—	62,706,901

Total Affiliated Investment Companies	143,119,066	—	—	143,119,066

Unaffiliated Investment Companies
Equity Funds	16,341,621	—	—	16,341,621
Fixed Income Fund	6,498,877	—	—	6,498,877

Total Unaffiliated Investment Companies	22,840,498	—	—	22,840,498

Short-Term Investment
Repurchase Agreement	—	11,408,613	—	11,408,613

Total Investments in Securities	$165,959,564	$11,408,613	$—	$177,368,177

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

26	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $124,281,437)	$143,119,066
Investments in unaffiliated investment companies, at value (identified cost $21,155,193)	22,840,498
Repurchase agreement, at value (identified cost $11,408,613)	11,408,613
Receivables:
Fund shares sold	80,561
Other assets	38,911

Total assets	177,487,649

Liabilities
Payables:
Fund shares redeemed	63,759
Transfer agent (See Note 3)	24,379
Professional fees	17,133
Shareholder communication	7,256
NYLIFE Distributors (See Note 3)	5,548
Custodian	1,387
Manager (See Note 3)	785
Accrued expenses	706

Total liabilities	120,953

Net assets	$177,366,696

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$16,099
Additional paid-in capital	153,129,700

153,145,799
Undistributed net investment income	279,374
Accumulated net realized gain (loss) on investments	3,418,589
Net unrealized appreciation (depreciation) on investments	20,522,934

Net assets	$177,366,696

Class A
Net assets applicable to outstanding shares	$14,374,842

Shares of beneficial interest outstanding	1,310,549

Net asset value per share outstanding	$10.97
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price per share outstanding	$11.61

Investor Class
Net assets applicable to outstanding shares	$7,492,087

Shares of beneficial interest outstanding	681,607

Net asset value per share outstanding	$10.99
Maximum sales charge (5.50% of offering price)	0.64

Maximum offering price per share outstanding	$11.63

Class I
Net assets applicable to outstanding shares	$118,691,039

Shares of beneficial interest outstanding	10,766,332

Net asset value and offering price per share outstanding	$11.02

Class R1
Net assets applicable to outstanding shares	$31,770,071

Shares of beneficial interest outstanding	2,880,905

Net asset value and offering price per share outstanding	$11.03

Class R2
Net assets applicable to outstanding shares	$4,986,243

Shares of beneficial interest outstanding	454,400

Net asset value and offering price per share outstanding	$10.97

Class R3
Net assets applicable to outstanding shares	$52,414

Shares of beneficial interest outstanding	4,731

Net asset value and offering price per share outstanding	$11.08

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,125,490
Dividend distributions from unaffiliated investment companies	177,858

Total income	2,303,348

Expenses
Manager (See Note 3)	87,131
Transfer agent (See Note 3)	66,337
Registration	40,355
Distribution/Service—Class A (See Note 3)	21,192
Distribution/Service—Investor Class (See Note 3)	8,897
Distribution/Service—Class R2 (See Note 3)	6,250
Distribution/Service—Class R3 (See Note 3)	170
Shareholder service (See Note 3)	17,639
Professional fees	15,682
Shareholder communication	6,596
Custodian	3,811
Trustees	1,405
Miscellaneous	4,787

Total expenses before waiver/reimbursement	280,252
Expense waiver/reimbursement from Manager (See Note 3)	(113,630)

Net expenses	166,622

Net investment income (loss)	2,136,726

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	278,039
Unaffiliated investment company transactions	(132,364)
Realized capital gain distributions from affiliated investment companies	4,307,804
Realized capital gain distributions from unaffiliated investment companies	25,753

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	4,479,232

Net change in unrealized appreciation (depreciation) on investments	(576,906)

Net realized and unrealized gain (loss) on investments	3,902,326

Net increase (decrease) in net assets resulting from operations	$6,039,052

28	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,136,726	$2,130,924
Net realized gain (loss) on investments from affiliated and unaffiliated investment company transactions	4,479,232	4,015,078
Net change in unrealized appreciation (depreciation) on investments	(576,906)	4,202,288

Net increase (decrease) in net assets resulting from operations	6,039,052	10,348,290

Dividends and distributions to shareholders:
From net investment income:
Class A	(360,408)	(704,934)
Investor Class	(97,736)	(86,790)
Class I	(2,101,206)	(1,241,493)
Class R1	(534,671)	—
Class R2	(72,620)	(61,999)
Class R3	(933)	(48)

	(3,167,574)	(2,095,264)

From net realized gain on investments:
Class A	(480,135)	(1,390,336)
Investor Class	(141,819)	(179,758)
Class I	(2,302,336)	(2,122,567)
Class R1	(604,926)	—
Class R2	(101,105)	(128,362)
Class R3	(1,606)	(3,844)

	(3,631,927)	(3,824,867)

Total dividends and distributions to shareholders	(6,799,501)	(5,920,131)

Capital share transactions:
Net proceeds from sale of shares	16,714,427	92,342,011
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	6,799,378	5,919,817
Cost of shares redeemed	(23,629,171)	(47,153,317)

Increase (decrease) in net assets derived from capital share transactions	(115,366)	51,108,511

Net increase (decrease) in net assets	(875,815)	55,536,670

Net Assets
Beginning of period	178,242,511	122,705,841

End of period	$177,366,696	$178,242,511

Undistributed net investment income at end of period	$279,374	$1,310,222

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$10.99		$10.70	$9.65	$9.47	$9.53	$8.54

Net investment income (loss)	0.13		0.15 (a)	0.16 (a)	0.17 (a)	0.18 (a)	0.15 (a)
Net realized and unrealized gain (loss) on investments	0.24		0.64	1.34	0.71	0.11	0.99

Total from investment operations	0.37		0.79	1.50	0.88	0.29	1.14

Less dividends and distributions:
From net investment income	(0.17)		(0.17)	(0.23)	(0.17)	(0.20)	(0.15)
From net realized gain on investments	(0.22)		(0.33)	(0.22)	(0.53)	(0.15)	—

Total dividends and distributions	(0.39)		(0.50)	(0.45)	(0.70)	(0.35)	(0.15)

Net asset value at end of period	$10.97		$10.99	$10.70	$9.65	$9.47	$9.53

Total investment return (b)	3.48	%(c)	7.59%	16.17%	10.11%	3.01%	13.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.60	%††	1.40%	1.56%	1.82%	1.87%	1.67%
Net expenses (d)	0.37	%††	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/ reimbursement) (d)	0.50	%††	0.52%	0.60%	0.60%	0.67%	0.86%
Portfolio turnover rate	26%		64%	71%	95%	97%	73%
Net assets at end of period (in 000’s)	$14,375		$21,397	$45,057	$12,441	$14,032	$13,421

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.00		$10.71	$9.67	$9.48	$9.54	$8.56

Net investment income (loss)	0.12		0.14 (a)	0.16 (a)	0.15 (a)	0.16 (a)	0.12 (a)
Net realized and unrealized gain (loss) on investments	0.24		0.64	1.33	0.73	0.12	1.01

Total from investment operations	0.36		0.78	1.49	0.88	0.28	1.13

Less dividends and distributions:
From net investment income	(0.15)		(0.16)	(0.23)	(0.16)	(0.19)	(0.15)
From net realized gain on investments	(0.22)		(0.33)	(0.22)	(0.53)	(0.15)	—

Total dividends and distributions	(0.37)		(0.49)	(0.45)	(0.69)	(0.34)	(0.15)

Net asset value at end of period	$10.99		$11.00	$10.71	$9.67	$9.48	$9.54

Total investment return (b)	3.43	%(c)	7.51%	15.96%	10.08%	2.92%	13.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.12	%††	1.27%	1.63%	1.62%	1.71%	1.48%
Net expenses (d)	0.47	%††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.67	%††	0.69%	0.80%	0.81%	0.88%	1.16%
Portfolio turnover rate	26%		64%	71%	95%	97%	73%
Net assets at end of period (in 000’s)	$7,492		$6,840	$5,637	$3,803	$2,960	$1,926

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

30	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.06		$10.76	$9.72	$9.52	$9.57	$8.58

Net investment income (loss)	0.13		0.17 (a)	0.20 (a)	0.19 (a)	0.20 (a)	0.17 (a)
Net realized and unrealized gain (loss) on investments	0.25		0.65	1.32	0.73	0.12	0.99

Total from investment operations	0.38		0.82	1.52	0.92	0.32	1.16

Less dividends and distributions:
From net investment income	(0.20)		(0.19)	(0.26)	(0.19)	(0.22)	(0.17)
From net realized gain on investments	(0.22)		(0.33)	(0.22)	(0.53)	(0.15)	—

Total dividends and distributions	(0.42)		(0.52)	(0.48)	(0.72)	(0.37)	(0.17)

Net asset value at end of period	$11.02		$11.06	$10.76	$9.72	$9.52	$9.57

Total investment return (b)	3.61	%(c)	7.90%	16.28%	10.47%	3.34%	13.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.47	%††	1.58%	1.96%	2.05%	2.03%	1.95%
Net expenses (d)	0.12	%††	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/ reimbursement) (d)	0.25	%††	0.26%	0.35%	0.35%	0.42%	0.61%
Portfolio turnover rate	26%		64%	71%	95%	97%	73%
Net assets at end of period (in 000’s)	$118,691		$114,587	$67,981	$52,164	$63,848	$47,125

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R1	Six months ended April 30, 2015*		August 21, 2014** through October 31, 2014
Net asset value at beginning of period	$11.07		$11.06

Net investment income (loss)	0.14		0.03	(a)
Net realized and unrealized gain (loss) on investments	0.24		(0.02)

Total from investment operations	0.38		0.01

Less dividends and distributions:
From net investment income	(0.20)		—
From net realized gain on investments	(0.22)		—

Total dividends and distributions	(0.42)		—

Net asset value at end of period	$11.03		$11.07

Total investment return (b)	3.55	%(c)	0.09	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.42	%††	1.38	%††
Net expenses (e)	0.22	%††	0.22	%††
Expenses (before waiver/reimbursement) (e)	0.35	%††	0.35	%††
Portfolio turnover rate	26%		64%
Net assets at end of period (in 000’s)	$31,770		$30,258

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$10.99		$10.70	$9.66	$9.47	$9.52	$8.54

Net investment income (loss)	0.11		0.14 (a)	0.20 (a)	0.15 (a)	0.15 (a)	0.14 (a)
Net realized and unrealized gain (loss) on investments	0.25		0.64	1.28	0.73	0.13	0.98

Total from investment operations	0.36		0.78	1.48	0.88	0.28	1.12

Less dividends and distributions:
From net investment income	(0.16)		(0.16)	(0.22)	(0.16)	(0.18)	(0.14)
From net realized gain on investments	(0.22)		(0.33)	(0.22)	(0.53)	(0.15)	—

Total dividends and distributions	(0.38)		(0.49)	(0.44)	(0.69)	(0.33)	(0.14)

Net asset value at end of period	$10.97		$10.99	$10.70	$9.66	$9.47	$9.52

Total investment return (b)	3.41	%(c)	7.51%	15.93%	9.98%	3.08%	13.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.14	%††	1.26%	2.01%	1.62%	1.61%	1.54%
Net expenses (d)	0.47	%††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/ reimbursement) (d)	0.60	%††	0.61%	0.70%	0.70%	0.77%	0.96%
Portfolio turnover rate	26%		64%	71%	95%	97%	73%
Net assets at end of period (in 000’s)	$4,986		$5,082	$3,908	$25,259	$21,392	$1,718

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class R3	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.08		$10.66	$9.62	$9.45	$9.51	$8.54

Net investment income (loss)	(0.41	)(a)	0.12 (b)	0.18 (b)	0.13 (b)	0.15 (b)	0.11 (b)
Net realized and unrealized gain (loss) on investments	0.76		0.63	1.28	0.72	0.11	0.99

Total from investment operations	0.35		0.75	1.46	0.85	0.26	1.10

Less dividends and distributions:
From net investment income	(0.13)		(0.00)‡	(0.20)	(0.15)	(0.17)	(0.13)
From net realized gain on investments	(0.22)		(0.33)	(0.22)	(0.53)	(0.15)	—

Total dividends and distributions	(0.35)		(0.33)	(0.42)	(0.68)	(0.32)	(0.13)

Net asset value at end of period	$11.08		$11.08	$10.66	$9.62	$9.45	$9.51

Total investment return (c)	3.27	%(d)	7.22%	15.71%	9.71%	2.71%	13.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.05	%††	1.13%	1.82%	1.41%	1.52%	1.33%
Net expenses (e)	0.72	%††	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before reimbursement/ waiver) (e)	0.85	%††	0.86%	0.96%	0.95%	1.02%	1.21%
Portfolio turnover rate	26%		64%	71%	95%	97%	73%
Net assets at end of period (in 000’s)	$52		$78	$122	$2,085	$2,060	$1,915

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data deviation due to small share class size.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

32	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2030 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.52 4.21%	2.38 8.34%	8.63 9.87%	4.17 4.92%	1.25 1.25%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.56 4.17	2.25 8.20	8.51 9.74	4.07 4.82	1.46 1.46
Class I Shares	No Sales Charge		4.28	8.57	10.11	5.17	0.99
Class R1 Shares[4]	No Sales Charge		4.31	8.47	10.00	5.07	1.08
Class R2 Shares[5]	No Sales Charge		4.14	8.17	9.72	4.80	1.34
Class R3 Shares[6]	No Sales Charge		3.97	7.85	9.45	4.55	1,59

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered to public on June 29, 2007, although this class of shares did not commence investment operations until August 21, 2014. Performance figures for Class R1 shares include the historical performance of Class I shares through August 20, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 shares would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

33

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[7]	4.40%	12.98%	14.33%	6.54%
MSCI EAFE® Index[8]	6.81	1.66	7.40	0.75
Barclays U.S. Aggregate Bond Index[9]	2.06	4.46	4.12	5.19
Retirement 2030 Composite Index[10]	4.26	8.80	10.74	5.09
Average Lipper Mixed-Asset Target 2030 Fund[11]	3.52	6.84	8.81	3.76

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2030 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2030 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The average Lipper mixed-asset target 2030 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026, to December 31, 2030. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

34	MainStay Retirement 2030 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2030 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,042.10	$1.87	$1,023.00	$1.86

Investor Class Shares	$1,000.00	$1,041.70	$2.38	$1,022.50	$2.36

Class I Shares	$1,000.00	$1,042.80	$0.61	$1,024.20	$0.60

Class R1 Shares	$1,000.00	$1,043.10	$1.11	$1,023.70	$1.10

Class R2 Shares	$1,000.00	$1,041.40	$2.38	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$1,039.70	$3.64	$1,021.20	$3.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.47% for Investor Class, 0.12% for Class I, 0.22% for Class R1, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

35

Investment Objectives of Underlying Funds as of April 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page 39 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

36	MainStay Retirement 2030 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2030 Fund perform relative to its benchmarks and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Retirement 2030 Fund returned 4.21% for Class A shares and 4.17% for Investor Class shares for the six months ended April 30, 2015. Over the same period, Class I shares returned 4.28%, Class R1 shares returned 4.31%, Class R2 shares returned 4.14% and Class R3 shares returned 3.97%. For the six months ended April 30, 2015, all share classes underperformed the 4.40% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and the 6.81% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the six months ended April 30, 2015, all share classes outperformed the 2.06% return of the Barclays U.S. Aggregate Bond Index.2 Over the same period, Class I and Class R1 shares outperformed—and all other share classes underperformed—the 4.26% return of the Retirement 2030 Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Retirement 2030 Composite Index are additional benchmarks of the Fund. For the six months ended April 30, 2015, all share classes outperformed the 3.52% return of the Average Lipper3 Mixed-Asset Target 2030 Fund. See page 33 for returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange-traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s substantial allocation to Underlying Funds that invest in fixed-income securities—accounted for many of the challenges the Fund experienced in terms of relative performance. Bonds generally underperformed domestic equities during the reporting period.

The Retirement 2030 Composite Index reflects a broader mix of asset classes. During the reporting period, the performance of some Underlying Funds detracted slightly from the Fund’s performance relative to the Retirement 2030 Composite Index. Among the Underlying Funds that detracted from the Fund’s relative performance were MainStay Large Cap Growth Fund and MainStay Total Return Bond Fund. The impact, however, was offset by strong returns in other Underlying Funds, including Guggenheim China Small Cap ETF.

The Fund’s asset-allocation policy had little, if any, effect on relative performance. The Fund’s longstanding bias for stocks over bonds ended near year-end 2014. Since then, the Fund has been mildly underweight in equities for most of the reporting period. The management of the Fund’s stock/bond blend added to the Fund’s relative performance, but only slightly. The Fund’s preferences for emerging markets over developed markets and for small-cap stocks over large-cap stocks had a minimal effect on the Fund’s relative performance.

In the fixed-income portion of the Fund, we held a much larger position in cash than is customary for the Fund. This position detracted from performance and tended to neutralize any benefit that arose from the management of the stock/bond blend. During the reporting period, the Fund was positioned for an increase in yields that did not materialize.

Overall, the Fund’s asset-class positioning was relatively close to that of the Retirement 2030 Composite Index. For this reason, asset allocation had only a minor influence on performance relative to that Index.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

During the reporting period, active positioning was generally restrained in the Fund. Equity valuations have risen significantly in recent years and no longer appear to offer much of a bargain. We believe that a strong dollar and a likely rise in wage pressures may diminish profit margins. These forces could erode earnings growth. In our opinion, the U.S. economy appeared relatively healthy and equities appeared attractively positioned in relation to fixed-income alternatives during the reporting period. Because these influences tended to balance one another out,

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 34 for more information on this index.
3.	See footnote on page 34 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

37

we maintained a position close to that of the Retirement 2030 Allocation Composite Index. Should we see a significant market pullback, we might become more enthusiastic about the investment prospects for U.S. stocks. In the interim, our active positioning was limited to a modest bias toward smaller-capitalization companies, which we believe tend to be less sensitive to the effects of a strong dollar, and international markets, which we believe reflect better valuations.

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index, as has been the case for several years. This reflects our expectation that healthy levels of economic growth will render further monetary intervention inappropriate and will ultimately lead to upward pressure on wages and consumer pricing. During the reporting period, that view was premature at best, as interest rates remained at very low levels and investors seemed to be as concerned about deflation as they were about inflation. Fortunately, the impact on the Fund’s performance was rather small because short-term yields remained very low during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

Allocations remained fairly stable during the reporting period. Cash holdings and the Fund’s positions in MainStay Total Return Bond Fund and MainStay Short Duration High Yield Fund were increased as we unwound the Fund’s overweight posture in equities. The Fund’s allocation to Vanguard Short-Term Inflation-Protected Securities ETF was also added in anticipation of a rebound in inflation, and we increased the Fund’s allocation to iShares Russell 2000 Index ETF as we shifted equity exposure down the capitalization spectrum. Funding for these investments came from a variety of Underlying Equity Funds that invest in large-cap stocks, including MainStay S&P 500 Index Fund, MainStay Large Cap Growth Fund and MainStay MAP Fund.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the entire reporting period, the highest total returns came from Guggenheim China Small Cap ETF and iShares MSCI All Country Asia ex-Japan ETF. The Underlying Equity Fund with the lowest total return was Market Vectors Africa Index ETF, followed by iShares MSCI Frontier 100 ETF. Both of these Underlying Funds provided negative total returns during the reporting period.

Which Underlying Equity Funds were the strongest contributors to the Fund’s absolute performance and which Underlying Equity Funds were particularly weak?

As a result of position size and strong performance, the most significant positive contributor to the Fund’s absolute performance was MainStay Epoch U.S. All Cap Fund, followed by MainStay ICAP International Fund. (Contributions take weightings and total returns into account.) A very small position in Market Vectors Africa Index ETF was the largest detractor from absolute performance, with a position in iShares MSCI Frontier 100 ETF right on its heels.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Muted economic growth, falling commodity prices, near-absent inflationary pressures and persistent geopolitical risks (notably a potential sovereign default in Greece) pushed U.S. Treasury yields slightly lower among issues with longer maturities. Indications of growing wage pressure and suggestions that the Federal Reserve may move away from its longstanding near-zero interest-rate policy may eventually have the opposite effect, but these factors did not significantly affect the market during the reporting period. In the credit market, falling crude oil prices led to significant spread5 widening within the energy sector, but other corporate issues held up fairly well.

Which fixed-income market segments were strong performers and which segments were particularly weak?

In general, the bond market was relatively unremarkable during the reporting period. Returns across most of the fixed-income spectrum were in the low to very low single digits. Cash returned nothing, and emerging-market debt generally provided negative returns.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

A large position in MainStay Total Return Bond Fund made the most significant fixed-income contribution to the Fund’s performance, followed by a much smaller position in MainStay Short Duration High Yield Fund. The Fund experienced a very small loss from its position in Market Vectors Emerging Markets Local Currency Bond ETF. There were no other fixed-income positions that lost money for the Fund. The Fund’s cash position, however, contributed virtually nothing to performance.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

38	MainStay Retirement 2030 Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value
Affiliated Investment Companies 82.1%†
Equity Funds 60.9%
MainStay Common Stock Fund Class I (a)	1,029,018	$20,693,553
MainStay Epoch International Small Cap Fund Class I (a)	312,312	7,039,505
MainStay Epoch U.S. All Cap Fund Class I	707,484	20,969,815
MainStay ICAP Equity Fund Class I	306,655	15,890,846
MainStay ICAP International Fund Class I	555,585	19,934,373
MainStay International Equity Fund Class I	619,190	8,656,280
MainStay Large Cap Growth Fund Class I	1,547,852	16,654,885
MainStay MAP Fund Class I	465,454	21,220,063
MainStay S&P 500 Index Fund Class I	309,597	15,021,665

Total Equity Funds (Cost $115,817,406)		146,080,985

Fixed Income Funds 21.2%
MainStay Short Duration High Yield Fund Class I	971,540	9,725,119
MainStay Total Return Bond Fund Class I	3,808,140	40,937,507

Total Fixed Income Funds (Cost $50,707,319)		50,662,626

Total Affiliated Investment Companies (Cost $166,524,725)		196,743,611

Unaffiliated Investment Companies 12.2%
Equity Funds 11.1%
Guggenheim China Small Cap ETF	40,570	1,386,683
iShares MSCI All Country Asia ex-Japan ETF	64,641	4,402,698
iShares MSCI Frontier 100 ETF	19,985	619,535
iShares MSCI Philippines ETF	14,572	586,960
iShares MSCI Poland Capped ETF	8,657	222,225
iShares Russell 2000 Index ETF	134,782	16,330,187
Market Vectors Africa Index ETF	25,032	667,854
SPDR S&P Emerging Markets Small Cap ETF	52,027	2,467,641

Total Equity Funds (Cost $22,967,371)		26,683,783

Fixed Income Fund 1.1%
Vanguard Short-Term Inflation-Protected Securities ETF	54,436	2,655,933

Total Fixed Income Fund (Cost $2,643,062)		2,655,933

Total Unaffiliated Investment Companies (Cost $25,610,433)		29,339,716

	Principal Amount	Value
Short-Term Investment 5.7%
Repurchase Agreement 5.7%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $13,603,322 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $14,085,000 and a Market Value of $13,879,077)	$13,603,322	$13,603,322

Total Short-Term Investment (Cost $13,603,322)		13,603,322

Total Investments (Cost $205,738,480) (b)	100.0%	239,686,649
Other Assets, Less Liabilities	0.0 ‡	77,957
Net Assets	100.0%	$239,764,606

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	As of April 30, 2015, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of April 30, 2015, cost was $207,434,539 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$34,206,740
Gross unrealized depreciation	(1,954,630)

Net unrealized appreciation	$32,252,110

The following abbreviations are used above:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$146,080,985	$—	$—	$146,080,985
Fixed Income Funds	50,662,626	—	—	50,662,626

Total Affiliated Investment Companies	196,743,611	—	—	196,743,611

Unaffiliated Investment Companies
Equity Funds	26,683,783	—	—	26,683,783
Fixed Income Fund	2,655,933	—	—	2,655,933

Total Unaffiliated Investment Companies	29,339,716	—	—	29,339,716

Short-Term Investment
Repurchase Agreement	—	13,603,322	—	13,603,322

Total Investments in Securities	$226,083,327	$13,603,322	$—	$239,686,649

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

40	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $166,524,725)	$196,743,611
Investments in unaffiliated investment companies, at value (identified cost $25,610,433)	29,339,716
Repurchase agreement, at value (identified cost $13,603,322)	13,603,322
Cash	43,691
Receivables:
Investment securities sold	86,243
Fund shares sold	29,718
Other assets	40,972

Total assets	239,887,273

Liabilities
Payables:
Fund shares redeemed	51,707
Transfer agent (See Note 3)	36,376
Professional fees	17,449
Shareholder communication	8,273
NYLIFE Distributors (See Note 3)	6,556
Custodian	1,150
Manager (See Note 3)	179
Accrued expenses	977

Total liabilities	122,667

Net assets	$239,764,606

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$21,431
Additional paid-in capital	200,990,815

201,012,246
Undistributed net investment income	48,781
Accumulated net realized gain (loss) on investments	4,755,410
Net unrealized appreciation (depreciation) on investments	33,948,169

Net assets	$239,764,606

Class A
Net assets applicable to outstanding shares	$12,812,491

Shares of beneficial interest outstanding	1,152,580

Net asset value per share outstanding	$11.12
Maximum sales charge (5.50% of offering price)	0.65

Maximum offering price per share outstanding	$11.77

Investor Class
Net assets applicable to outstanding shares	$10,837,753

Shares of beneficial interest outstanding	974,076

Net asset value per share outstanding	$11.13
Maximum sales charge (5.50% of offering price)	0.65

Maximum offering price per share outstanding	$11.78

Class I
Net assets applicable to outstanding shares	$184,470,520

Shares of beneficial interest outstanding	16,471,441

Net asset value and offering price per share outstanding	$11.20

Class R1
Net assets applicable to outstanding shares	$23,471,836

Shares of beneficial interest outstanding	2,096,427

Net asset value and offering price per share outstanding	$11.20

Class R2
Net assets applicable to outstanding shares	$7,867,814

Shares of beneficial interest outstanding	708,916

Net asset value and offering price per share outstanding	$11.10

Class R3
Net assets applicable to outstanding shares	$304,192

Shares of beneficial interest outstanding	27,082

Net asset value and offering price per share outstanding	$11.23

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	41

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,769,434
Dividend distributions from unaffiliated investment companies	264,094

Total income	3,033,528

Expenses
Manager (See Note 3)	115,479
Transfer agent (See Note 3)	103,851
Distribution/Service—Class A (See Note 3)	19,651
Distribution/Service—Investor Class (See Note 3)	12,438
Distribution/Service—Class R2 (See Note 3)	9,848
Distribution/Service—Class R3 (See Note 3)	756
Registration	41,146
Professional fees	16,441
Shareholder service (See Note 3)	15,144
Shareholder communication	8,068
Custodian	3,779
Trustees	1,802
Miscellaneous	5,172

Total expenses before waiver/reimbursement	353,575
Expense waiver/reimbursement from Manager (See Note 3)	(146,414)

Net expenses	207,161

Net investment income (loss)	2,826,367

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(373,191)
Unaffiliated investment company transactions	(133,697)
Realized capital gain distributions from affiliated investment companies	6,914,873
Realized capital gain distributions from unaffiliated investment companies	43,651

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	6,451,636

Net change in unrealized appreciation (depreciation) on investments	320,875

Net realized and unrealized gain (loss) on investments	6,772,511

Net increase (decrease) in net assets resulting from operations	$9,598,878

42	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,826,367	$2,085,582
Net realized gain (loss) on investments from affiliated and unaffiliated investment company transactions	6,451,636	5,344,331
Net change in unrealized appreciation (depreciation) on investments	320,875	6,511,113

Net increase (decrease) in net assets resulting from operations	9,598,878	13,941,026

Dividends and distributions to shareholders:
From net investment income:
Class A	(321,882)	(511,716)
Investor Class	(125,268)	(95,701)
Class I	(2,864,338)	(1,614,174)
Class R1	(353,384)	—
Class R2	(104,700)	(77,713)
Class R3	(3,375)	—

	(3,772,947)	(2,299,304)

From net realized gain on investments:
Class A	(428,173)	(1,136,623)
Investor Class	(183,073)	(223,029)
Class I	(3,186,132)	(3,035,025)
Class R1	(409,125)	—
Class R2	(146,782)	(186,786)
Class R3	(5,584)	(3,992)

	(4,358,869)	(4,585,455)

Total dividends and distributions to shareholders	(8,131,816)	(6,884,759)

Capital share transactions:
Net proceeds from sale of shares	22,094,177	106,604,016
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	8,130,813	6,884,739
Cost of shares redeemed	(21,716,637)	(37,998,140)

Increase (decrease) in net assets derived from capital share transactions	8,508,353	75,490,615

Net increase (decrease) in net assets	9,975,415	82,546,882

Net Assets
Beginning of period	229,789,191	147,242,309

End of period	$239,764,606	$229,789,191

Undistributed net investment income at end of period	$48,781	$995,361

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.03		$10.63	$9.11	$9.01	$8.97	$7.95

Net investment income (loss)	0.10		0.12 (a)	0.12 (a)	0.13 (a)	0.14 (a)	0.10 (a)
Net realized and unrealized gain (loss) on investments	0.36		0.76	1.73	0.73	0.09	1.04

Total from investment operations	0.46		0.88	1.85	0.86	0.23	1.14

Less dividends and distributions:
From net investment income	(0.16)		(0.15)	(0.19)	(0.13)	(0.14)	(0.12)
From net realized gain on investments	(0.21)		(0.33)	(0.14)	(0.63)	(0.05)	—

Total dividends and distributions	(0.37)		(0.48)	(0.33)	(0.76)	(0.19)	(0.12)

Net asset value at end of period	$11.12		$11.03	$10.63	$9.11	$9.01	$8.97

Total investment return (b)	4.21	%(c)	8.47%	20.96%	10.50%	2.55%	14.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.86	%††	1.12%	1.26%	1.49%	1.52%	1.25%
Net expenses (d)	0.37	%††	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (d)	0.50	%††	0.52%	0.61%	0.61%	0.65%	0.89%
Portfolio turnover rate	25%		68%	72%	101%	104%	60%
Net assets at end of period (in 000’s)	$12,812		$21,484	$36,051	$11,725	$13,573	$12,733

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.03		$10.64	$9.13	$9.03	$8.99	$7.97

Net investment income (loss)	0.12		0.10 (a)	0.13 (a)	0.11 (a)	0.12 (a)	0.09 (a)
Net realized and unrealized gain (loss) on investments	0.33		0.76	1.70	0.74	0.10	1.04

Total from investment operations	0.45		0.86	1.83	0.85	0.22	1.13

Less dividends and distributions:
From net investment income	(0.14)		(0.14)	(0.18)	(0.12)	(0.13)	(0.11)
From net realized gain on investments	(0.21)		(0.33)	(0.14)	(0.63)	(0.05)	—

Total dividends and distributions	(0.35)		(0.47)	(0.32)	(0.75)	(0.18)	(0.11)

Net asset value at end of period	$11.13		$11.03	$10.64	$9.13	$9.03	$8.99

Total investment return (b)	4.17	%(c)	8.29%	20.74%	10.37%	2.46%	14.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.08	%††	0.93%	1.35%	1.20%	1.33%	1.05%
Net expenses (d)	0.47	%††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.70	%††	0.73%	0.83%	0.90%	0.98%	1.34%
Portfolio turnover rate	25%		68%	72%	101%	104%	60%
Net assets at end of period (in 000’s)	$10,838		$9,428	$7,020	$4,447	$2,768	$1,785

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

44	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.13		$10.73	$9.19	$9.08	$9.04	$8.00

Net investment income (loss)	0.14		0.14 (a)	0.17 (a)	0.15 (a)	0.15 (a)	0.13 (a)
Net realized and unrealized gain (loss) on investments	0.33		0.77	1.73	0.73	0.10	1.04

Total from investment operations	0.47		0.91	1.90	0.88	0.25	1.17

Less dividends and distributions:
From net investment income	(0.19)		(0.18)	(0.22)	(0.14)	(0.16)	(0.13)
From net realized gain on investments	(0.21)		(0.33)	(0.14)	(0.63)	(0.05)	—

Total dividends and distributions	(0.40)		(0.51)	(0.36)	(0.77)	(0.21)	(0.13)

Net asset value at end of period	$11.20		$11.13	$10.73	$9.19	$9.08	$9.04

Total investment return (b)	4.28	%(c)	8.66%	21.34%	10.64%	2.85%	14.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.45	%††	1.26%	1.73%	1.73%	1.58%	1.52%
Net expenses (d)	0.12	%††	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (d)	0.25	%††	0.26%	0.36%	0.36%	0.40%	0.64%
Portfolio turnover rate	25%		68%	72%	101%	104%	60%
Net assets at end of period (in 000’s)	$184,471		$169,153	$98,357	$80,756	$104,015	$63,817

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R1	Six months ended April 30, 2015*		August 21, 2014** through October 31, 2014
Net asset value at beginning of period	$11.12		$11.13

Net investment income (loss)	0.14		0.02	(a)
Net realized and unrealized gain (loss) on investments	0.33		(0.03)

Total from investment operations	0.47		(0.01)

Less dividends and distributions:
From net investment income	(0.18)		—
From net realized gain on investments	(0.21)		—

Total dividends and distributions	(0.39)		—

Net asset value at end of period	$11.20		$11.12

Total investment return (b)	4.31	%(c)	(0.09	%)(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.40	%††	0.85	% ††
Net expenses (e)	0.22	%††	0.22	% ††
Expenses (before waiver/reimbursement) (e)	0.35	%††	0.35	% ††
Portfolio turnover rate	25%		68%
Net assets at end of period (in 000’s)	$23,472		$21,771

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.01		$10.62	$9.10	$9.00	$8.96	$7.94

Net investment income (loss)	0.12		0.10 (a)	0.17 (a)	0.11 (a)	0.11 (a)	0.09 (a)
Net realized and unrealized gain (loss) on investments	0.33		0.76	1.67	0.74	0.11	1.03

Total from investment operations	0.45		0.86	1.84	0.85	0.22	1.12

Less dividends and distributions:
From net investment income	(0.15)		(0.14)	(0.18)	(0.12)	(0.13)	(0.10)
From net realized gain on investments	(0.21)		(0.33)	(0.14)	(0.63)	(0.05)	—

Total dividends and distributions	(0.36)		(0.47)	(0.32)	(0.75)	(0.18)	(0.10)

Net asset value at end of period	$11.10		$11.01	$10.62	$9.10	$9.00	$8.96

Total investment return (b)	4.14	%(c)	8.27%	20.86%	10.36%	2.45%	14.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.13	%††	0.94%	1.80%	1.27%	1.22%	1.10%
Net expenses (d)	0.47	%††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (d)	0.60	%††	0.61%	0.71%	0.71%	0.75%	0.99%
Portfolio turnover rate	25%		68%	72%	101%	104%	60%
Net assets at end of period (in 000’s)	$7,868		$7,634	$5,691	$18,161	$15,517	$2,907

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class R3	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.13		$10.62	$9.10	$9.01	$8.97	$7.96

Net investment income (loss)	0.08		0.06 (a)	0.16 (a)	0.09 (a)	0.11 (a)	0.08 (a)
Net realized and unrealized gain (loss) on investments	0.36		0.78	1.66	0.73	0.09	1.02

Total from investment operations	0.44		0.84	1.82	0.82	0.20	1.10

Less dividends and distributions:
From net investment income	(0.13)		—	(0.16)	(0.10)	(0.11)	(0.09)
From net realized gain on investments	(0.21)		(0.33)	(0.14)	(0.63)	(0.05)	—

Total dividends and distributions	(0.34)		(0.33)	(0.30)	(0.73)	(0.16)	(0.09)

Net asset value at end of period	$11.23		$11.13	$10.62	$9.10	$9.01	$8.97

Total investment return (b)	3.97	%(c)	8.04%	20.43%	10.15%	2.23%	13.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.88	%††	0.57%	1.67%	1.05%	1.18%	0.91%
Net expenses (d)	0.72	%††	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (d)	0.85	%††	0.86%	0.96%	0.96%	1.00%	1.24%
Portfolio turnover rate	25%		68%	72%	101%	104%	60%
Net assets at end of period (in 000’s)	$304		$317	$123	$6,579	$6,115	$5,946

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

46	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2040 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.04 4.72%	3.09 9.09%	9.23 10.47%	4.16 4.91%	1.34 1.34%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.14 4.62	2.98 8.97	9.13 10.38	4.08 4.84	1.55 1.55
Class I Shares	No Sales Charge		4.88	9.41	10.79	5.19	1.08
Class R1 Shares[4]	No Sales Charge		4.77	9.26	10.67	5.08	1.15
Class R2 Shares[5]	No Sales Charge		4.59	8.94	10.37	4.83	1.44
Class R3 Shares[6]	No Sales Charge		4.55	8.78	10.12	4.55	1,69

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered the public on June 29, 2007, although this class of shares did not commence investment operations until August 21, 2014. Performance figures for Class R1 shares include the historical performance of Class I shares through August 20, 2014, adjusted differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

47

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[7]	4.40%	12.98%	14.33%	6.54%
MSCI EAFE® Index[8]	6.81	1.66	7.40	0.75
Barclays U.S. Aggregate Bond Index[9]	2.06	4.46	4.12	5.19
Retirement 2040 Composite Index[10]	4.61	9.40	11.57	5.24
Average Lipper Mixed-Asset Target 2040 Fund[11]	4.01	7.67	9.57	3.93

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2040 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2040 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The average Lipper mixed-asset target 2040 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036, to December 31, 2040. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

48	MainStay Retirement 2040 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2040 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,047.20	$1.88	$1,023.00	$1.86

Investor Class Shares	$1,000.00	$1,046.20	$2.38	$1,022.50	$2.36

Class I Shares	$1,000.00	$1,048.80	$0.61	$1,024.20	$0.60

Class R1 Shares	$1,000.00	$1,047.70	$1.12	$1,023.70	$1.10

Class R2 Shares	$1,000.00	$1,045.90	$2.38	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$1,045.50	$3.65	$1,021.20	$3.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.47% for Investor Class, 0.12% for Class I, 0.22% for Class R1, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

49

Investment Objectives of Underlying Funds as of April 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page 53 for specific holdings within these categories.

50	MainStay Retirement 2040 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2040 Fund perform relative to its benchmarks and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Retirement 2040 Fund returned 4.72% for Class A shares and 4.62% for Investor Class shares for the six months ended April 30, 2015. Over the same period, Class I shares returned 4.88%, Class R1 shares returned 4.77%, Class R2 shares returned 4.59% and Class R3 shares returned 4.55%. For the six months ended April 30, 2015, all share classes outperformed the 4.40% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, but underperformed the 6.81% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the six months ended April 30, 2015, all share classes outperformed the 2.06% return of the Barclays U.S. Aggregate Bond Index.2 Over the same period, Class A, Investor Class, Class I and Class R1 shares outperformed—and Class R2 and Class R3 shares underperformed—the 4.61% return of the Retirement 2040 Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Retirement 2040 Composite Index are additional benchmarks of the Fund. For the six months ended April 30, 2015, all share classes outperformed the 4.01% return of the Average Lipper3 Mixed-Asset Target 2040 Fund. See page 47 for returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange-traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. Despite these differences—including investments in Underlying Fixed-Income Funds that generally underperformed U.S. large-cap stocks—the Fund as a whole managed to outperform the S&P 500® Index.

The Retirement 2040 Composite Index reflects a broader mix of asset classes. During the reporting period, the performance of some Underlying Funds detracted slightly from the Fund’s performance relative to the Retirement 2040 Composite Index. Among the Underlying Funds that detracted from the Fund’s relative performance were MainStay Large Cap Growth Fund and MainStay Total Return Bond Fund. The impact, however, was offset by strong returns in other Underlying Funds, including Guggenheim China Small Cap Index ETF.

The Fund’s asset-allocation policy had little, if any, effect on relative performance. The Fund’s longstanding bias for stocks over bonds ended near year-end 2014. Since then, the Fund has been mildly underweight in equities for most of the reporting period. The management of the Fund’s stock/bond blend added to the Fund’s relative performance, but only slightly. The Fund’s preferences for emerging markets over developed markets and for small-cap stocks over large-cap stocks had a minimal effect on the Fund’s relative performance.

In the fixed-income portion of the Fund, we held a much larger position in cash than is customary for the Fund. This position detracted from performance and tended to neutralize any benefit that arose from the management of the stock/bond blend. During the reporting period, the Fund was positioned for an increase in yields that did not materialize.

Overall, the Fund’s asset-class positioning was relatively close to that of the Retirement 2040 Composite Index. For this reason, asset allocation had only a minor influence on performance relative to that Index.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

During the reporting period, active positioning was generally restrained in the Fund. Equity valuations have risen significantly in recent years and no longer appear to offer much of a bargain. We believe that a strong dollar and a likely rise in wage pressures may diminish profit margins. These forces could erode earnings growth. In our opinion, the U.S. economy appeared relatively healthy and equities appeared attractively positioned in relation to fixed-income alternatives during the reporting period.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 48 for more information on this index.
3.	See footnote on page 48 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

51

Because these influences tended to balance one another out, we maintained a position close to that of the Retirement 2040 Allocation Composite Index. Should we see a significant market pullback, we might become more enthusiastic about the investment prospects for U.S. stocks. In the interim, our active positioning was limited to a modest bias toward smaller-capitalization companies, which we believe tend to be less sensitive to the effects of a strong dollar, and international markets, which we believe reflect better valuations.

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index, as has been the case for several years. This reflects our expectation that healthy levels of economic growth will render further monetary intervention inappropriate and will ultimately lead to upward pressure on wages and consumer pricing. During the reporting period, that view was premature at best, as interest rates remained at very low levels and investors seemed to be as concerned about deflation as they were about inflation. Fortunately, the impact on the Fund’s performance was rather small because short-term yields remained very low during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

Allocations remained fairly stable during the reporting period. Cash holdings and the Fund’s positions in MainStay Total Return Bond Fund and MainStay Short Duration High Yield Fund were increased as we unwound the Fund’s overweight posture in equities. The Fund’s allocation to Vanguard Short-Term Inflation-Protected Securities ETF was also added in anticipation of a rebound in inflation, and we increased the Fund’s allocation to iShares Russell 2000 Index ETF as we shifted equity exposure down the capitalization spectrum. Funding for these investments came from a variety of Underlying Equity Funds that invest in large-cap stocks, including MainStay S&P 500 Index Fund, MainStay ICAP Equity Fund and MainStay MAP Fund.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the entire reporting period, the highest total returns came from Guggenheim China Small Cap ETF and iShares MSCI All Country Asia ex-Japan ETF. The Underlying Equity Fund with the lowest total return was Market Vectors Africa Index ETF, followed by iShares MSCI Frontier 100 ETF. Both of these Underlying Funds provided negative total returns during the reporting period.

Which Underlying Equity Funds were the strongest contributors to the Fund’s absolute performance and which Underlying Equity Funds were particularly weak?

As a result of position size and strong performance, the most significant positive contributor to the Fund’s absolute performance was MainStay Epoch U.S. All Cap Fund, followed by MainStay ICAP International Fund. (Contributions take weightings and total returns into account.) A very small position in Market Vectors Africa Index ETF was the largest detractor from absolute performance, with a position in iShares MSCI Frontier 100 ETF right on its heels.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Muted economic growth, falling commodity prices, near-absent inflationary pressures and persistent geopolitical risks (notably a potential sovereign default in Greece) pushed U.S. Treasury yields slightly lower among issues with longer maturities. Indications of growing wage pressure and suggestions that the Federal Reserve may move away from its longstanding near-zero interest-rate policy may eventually have the opposite effect, but these factors did not significantly affect the market during the reporting period. In the credit market, falling crude oil prices led to significant spread5 widening within the energy sector, but other corporate issues held up fairly well.

Which fixed-income market segments were strong performers and which segments were particularly weak?

In general, the bond market was relatively unremarkable during the reporting period. Returns across most of the fixed-income spectrum were in the low to very low single digits. Cash returned nothing, and emerging-market debt generally provided negative returns.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

Positions in MainStay Total Return Bond Fund and MainStay Short Duration High Yield Fund made small contributions to the Fund’s performance. The Fund experienced a very small loss from its position in Market Vectors Emerging Markets Local Currency Bond ETF. There were no other fixed-income positions that lost money for the Fund. The Fund’s cash position, however, contributed virtually nothing to performance.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

52	MainStay Retirement 2040 Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value
Affiliated Investment Companies 78.9%†
Equity Funds 69.9%
MainStay Common Stock Fund Class I (a)	859,930	$17,293,184
MainStay Epoch International Small Cap Fund Class I (a)	281,543	6,345,977
MainStay Epoch U.S. All Cap Fund Class I	711,125	21,077,734
MainStay ICAP Equity Fund Class I	209,616	10,862,312
MainStay ICAP International Fund Class I	513,037	18,407,775
MainStay International Equity Fund Class I	576,613	8,061,047
MainStay Large Cap Growth Fund Class I	1,576,817	16,966,549
MainStay MAP Fund Class I	368,963	16,821,031
MainStay S&P 500 Index Fund Class I	263,497	12,784,892

Total Equity Funds (Cost $107,161,389)		128,620,501

Fixed Income Funds 9.0%
MainStay Short Duration High Yield Fund Class I	490,091	4,905,816
MainStay Total Return Bond Fund Class I	1,075,735	11,564,155

Total Fixed Income Funds (Cost $16,444,536)		16,469,971

Total Affiliated Investment Companies (Cost $123,605,925)		145,090,472

Unaffiliated Investment Companies 15.3%
Equity Funds 14.2%
Guggenheim China Small Cap ETF	47,480	1,622,866
iShares MSCI All Country Asia ex-Japan ETF	55,221	3,761,102
iShares MSCI Frontier 100 ETF	17,140	531,340
iShares MSCI Philippines ETF	12,482	502,775
iShares MSCI Poland Capped ETF	7,413	190,292
iShares Russell 2000 Index ETF	138,708	16,805,861
Market Vectors Africa Index ETF	21,364	569,992
SPDR S&P Emerging Markets Small Cap ETF	43,906	2,082,462

Total Equity Funds (Cost $21,507,860)		26,066,690

Fixed Income Fund 1.1%
Vanguard Short-Term Inflation-Protected Securities ETF	41,912	2,044,886

Total Fixed Income Fund (Cost $2,034,126)		2,044,886

Total Unaffiliated Investment Companies (Cost $23,541,986)		28,111,576

	Principal Amount	Value
Short-Term Investment 5.7%
Repurchase Agreement 5.7%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $10,606,509 (Collateralized by a Federal National Mortgage Association security with a rate of 2.14% and a maturity date of 11/7/22, with a Principal Amount of $10,820,000 and a Market Value of $10,821,136)	$10,606,509	$10,606,509

Total Short-Term Investment (Cost $10,606,509)		10,606,509

Total Investments (Cost $157,754,420) (b)	99.9%	183,808,557
Other Assets, Less Liabilities	0.1	111,066
Net Assets	100.0%	$183,919,623

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2015, the Fund’s ownership exceeded 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of April 30, 2015, cost was $159,021,440 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$26,225,168
Gross unrealized depreciation	(1,438,051)

Net unrealized appreciation	$24,787,117

The following abbreviations are used above:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	53

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$128,620,501	$—	$—	$128,620,501
Fixed Income Funds	16,469,971	—	—	16,469,971

Total Affiliated Investment Companies	145,090,472	—	—	145,090,472

Unaffiliated Investment Companies
Equity Funds	26,066,690	—	—	26,066,690
Fixed Income Fund	2,044,886	—	—	2,044,886

Total Unaffiliated Investment Companies	28,111,576	—	—	28,111,576

Short-Term Investment
Repurchase Agreement	—	10,606,509	—	10,606,509

Total Investments in Securities	$173,202,048	$10,606,509	$—	$183,808,557

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

54	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $123,605,925)	$145,090,472
Investments in unaffiliated investment companies, at value (identified cost $23,541,986)	28,111,576
Repurchase agreement, at value (identified cost $10,606,509)	10,606,509
Receivables:
Fund shares sold	144,641
Manager (See Note 3)	7,384
Other assets	39,142

Total assets	183,999,724

Liabilities
Due to custodian	1,850
Payables:
Transfer agent (See Note 3)	39,137
Professional fees	17,149
Fund shares redeemed	9,931
NYLIFE Distributors (See Note 3)	5,381
Shareholder communication	5,377
Custodian	1,276

Total liabilities	80,101

Net assets	$183,919,623

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$16,099
Additional paid-in capital	154,327,741

154,343,840
Distributions in excess of net investment income	(210,071)
Accumulated net realized gain (loss) on investments	3,731,717
Net unrealized appreciation (depreciation) on investments	26,054,137

Net assets	$183,919,623

Class A
Net assets applicable to outstanding shares	$8,020,679

Shares of beneficial interest outstanding	708,625

Net asset value per share outstanding	$11.32
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price per share outstanding	$11.98

Investor Class
Net assets applicable to outstanding shares	$10,442,902

Shares of beneficial interest outstanding	918,216

Net asset value per share outstanding	$11.37
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price per share outstanding	$12.03

Class I
Net assets applicable to outstanding shares	$143,689,548

Shares of beneficial interest outstanding	12,564,374

Net asset value and offering price per share outstanding	$11.44

Class R1
Net assets applicable to outstanding shares	$13,752,651

Shares of beneficial interest outstanding	1,202,077

Net asset value and offering price per share outstanding	$11.44

Class R2
Net assets applicable to outstanding shares	$8,001,347

Shares of beneficial interest outstanding	704,696

Net asset value and offering price per share outstanding	$11.35

Class R3
Net assets applicable to outstanding shares	$12,496

Shares of beneficial interest outstanding	1,091

Net asset value and offering price per share outstanding	$11.45

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	55

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,922,867
Dividend distributions from unaffiliated investment companies	234,167

Total income	2,157,034

Expenses
Transfer agent (See Note 3)	112,758
Manager (See Note 3)	87,665
Registration	40,501
Distribution/Service—Class A (See Note 3)	12,106
Distribution/Service—Investor Class (See Note 3)	11,584
Distribution/Service—Class R2 (See Note 3)	10,009
Distribution/Service—Class R3 (See Note 3)	29
Professional fees	15,629
Shareholder service (See Note 3)	10,363
Shareholder communication	5,919
Custodian	3,566
Trustees	1,332
Miscellaneous	4,443

Total expenses before waiver/reimbursement	315,904
Expense waiver/reimbursement from Manager (See Note 3)	(157,599)

Net expenses	158,305

Net investment income (loss)	1,998,729

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(531,634)
Unaffiliated investment company transactions	(92,488)
Realized capital gain distributions from affiliated investment companies	5,585,295
Realized capital gain distributions from unaffiliated investment companies	37,760

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	4,998,933

Net change in unrealized appreciation (depreciation) on investments	1,196,198

Net realized and unrealized gain (loss) on investments	6,195,131

Net increase (decrease) in net assets resulting from operations	$8,193,860

56	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,998,729	$1,127,814
Net realized gain (loss) on investments from affiliated and unaffiliated investment company transactions	4,998,933	5,069,264
Net change in unrealized appreciation (depreciation) on investments	1,196,198	4,137,457

Net increase (decrease) in net assets resulting from operations	8,193,860	10,334,535

Dividends and distributions to shareholders:
From net investment income:
Class A	(185,429)	(265,754)
Investor Class	(100,178)	(81,483)
Class I	(1,975,903)	(1,072,092)
Class R1	(173,900)	—
Class R2	(94,755)	(80,357)
Class R3	(93)	—

	(2,530,258)	(1,499,686)

From net realized gain on investments:
Class A	(353,425)	(536,650)
Investor Class	(218,382)	(171,094)
Class I	(3,254,641)	(1,797,685)
Class R1	(307,576)	—
Class R2	(197,064)	(170,442)
Class R3	(277)	(907)

	(4,331,365)	(2,676,778)

Total dividends and distributions to shareholders	(6,861,623)	(4,176,464)

Capital share transactions:
Net proceeds from sale of shares	17,510,214	84,747,084
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	6,861,623	4,176,464
Cost of shares redeemed	(14,789,943)	(23,278,012)

Increase (decrease) in net assets derived from capital share transactions	9,581,894	65,645,536

Net increase (decrease) in net assets	10,914,131	71,803,607

Net Assets
Beginning of period	173,005,492	101,201,885

End of period	$183,919,623	$173,005,492

Undistributed (distributions in excess of) net investment income at end of period	$(210,071)	$321,458

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	57

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.23		$10.73	$8.92	$8.76	$8.77	$7.72

Net investment income (loss)	0.06		0.09 (a)	0.10 (a)	0.10 (a)	0.11 (a)	0.08 (a)
Net realized and unrealized gain (loss) on investments	0.46		0.83	1.98	0.75	0.10 (b)	1.06

Total from investment operations	0.52		0.92	2.08	0.85	0.21	1.14

Less dividends and distributions:
From net investment income	(0.15)		(0.14)	(0.16)	(0.10)	(0.12)	(0.09)
From net realized gain on investments	(0.28)		(0.28)	(0.11)	(0.59)	(0.10)	—

Total dividends and distributions	(0.43)		(0.42)	(0.27)	(0.69)	(0.22)	(0.09)

Net asset value at end of period	$11.32		$11.23	$10.73	$8.92	$8.76	$8.77

Total investment return (c)	4.72	%(d)	8.78%	23.90%	10.58%	2.29%	14.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.72	%††	0.86%	0.98%	1.19%	1.23%	0.97%
Net expenses (e)	0.37	%††	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement) (e)	0.55	%††	0.60%	0.71%	0.75%	0.79%	1.02%
Portfolio turnover rate	24%		83%	66%	96%	111%	65%
Net assets at end of period (in 000’s)	$8,021		$12,924	$20,158	$6,517	$7,151	$6,826

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.27		$10.76	$8.95	$8.79	$8.80	$7.75

Net investment income (loss)	0.12		0.07 (a)	0.11 (a)	0.08 (a)	0.09 (a)	0.06 (a)
Net realized and unrealized gain (loss) on investments	0.39		0.85	1.96	0.76	0.11 (b)	1.08

Total from investment operations	0.51		0.92	2.07	0.84	0.20	1.14

Less dividends and distributions:
From net investment income	(0.13)		(0.13)	(0.15)	(0.09)	(0.11)	(0.09)
From net realized gain on investments	(0.28)		(0.28)	(0.11)	(0.59)	(0.10)	—

Total dividends and distributions	(0.41)		(0.41)	(0.26)	(0.68)	(0.21)	(0.09)

Net asset value at end of period	$11.37		$11.27	$10.76	$8.95	$8.79	$8.80

Total investment return (c)	4.62	%(d)	8.80%	23.75%	10.44%	2.20%	14.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.86	%††	0.68%	1.08%	0.93%	1.00%	0.77%
Net expenses (e)	0.47	%††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (e)	0.77	%††	0.81%	0.93%	1.01%	1.13%	1.60%
Portfolio turnover rate	24%		83%	66%	96%	111%	65%
Net assets at end of period (in 000’s)	$10,443		$8,424	$6,148	$3,518	$2,306	$1,337

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

58	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.35		$10.83	$9.01	$8.83	$8.84	$7.77

Net investment income (loss)	0.14		0.11 (a)	0.15 (a)	0.12 (a)	0.11 (a)	0.10 (a)
Net realized and unrealized gain (loss) on investments	0.40		0.86	1.96	0.77	0.12 (b)	1.08

Total from investment operations	0.54		0.97	2.11	0.89	0.23	1.18

Less dividends and distributions:
From net investment income	(0.17)		(0.17)	(0.18)	(0.12)	(0.14)	(0.11)
From net realized gain on investments	(0.28)		(0.28)	(0.11)	(0.59)	(0.10)	—

Total dividends and distributions	(0.45)		(0.45)	(0.29)	(0.71)	(0.24)	(0.11)

Net asset value at end of period	$11.44		$11.35	$10.83	$9.01	$8.83	$8.84

Total investment return (c)	4.88	%(d)	9.17%	24.12%	10.98%	2.48%	15.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.30	%††	0.97%	1.53%	1.43%	1.22%	1.22%
Net expenses (e)	0.12	%††	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement) (e)	0.30	%††	0.34%	0.46%	0.50%	0.54%	0.77%
Portfolio turnover rate	24%		83%	66%	96%	111%	65%
Net assets at end of period (in 000’s)	$143,690		$131,608	$68,475	$49,750	$59,619	$33,551

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R1	Six months ended April 30, 2015*		August 21, 2014** through October 31, 2014
Net asset value at beginning of period	$11.35		$11.36

Net investment income (loss)	0.13		0.01	(a)
Net realized and unrealized gain (loss) on investments	0.40		(0.02)

Total from investment operations	0.53		(0.01)

Less dividends and distributions:
From net investment income	(0.16)		—
From net realized gain on investments	(0.28)		—

Total dividends and distributions	(0.44)		—

Net asset value at end of period	$11.44		$11.35

Total investment return (b)	4.77	%(c)	(0.09	%)(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.19	%††	0.37	% ††
Net expenses (e)	0.22	%††	0.22	% ††
Expenses (before waiver/reimbursement) (e)	0.40	%††	0.41	% ††
Portfolio turnover rate	24%		83%
Net assets at end of period (in 000’s)	$13,753		$12,248

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	59

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.26		$10.75	$8.94	$8.77	$8.78	$7.72

Net investment income (loss)	0.11		0.08 (a)	0.14 (a)	0.08 (a)	0.09 (a)	0.06 (a)
Net realized and unrealized gain (loss) on investments	0.39		0.84	1.93	0.76	0.11 (b)	1.08

Total from investment operations	0.50		0.92	2.07	0.84	0.20	1.14

Less dividends and distributions:
From net investment income	(0.13)		(0.13)	(0.15)	(0.08)	(0.11)	(0.08)
From net realized gain on investments	(0.28)		(0.28)	(0.11)	(0.59)	(0.10)	—

Total dividends and distributions	(0.41)		(0.41)	(0.26)	(0.67)	(0.21)	(0.08)

Net asset value at end of period	$11.35		$11.26	$10.75	$8.94	$8.77	$8.78

Total investment return (c)	4.59	%(d)	8.79%	23.71%	10.51%	2.17%	14.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.98	%††	0.71%	1.49%	0.98%	0.97%	0.78%
Net expenses (e)	0.47	%††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (e)	0.65	%††	0.70%	0.81%	0.85%	0.89%	1.12%
Portfolio turnover rate	24%		83%	66%	96%	111%	65%
Net assets at end of period (in 000’s)	$8,001		$7,791	$6,386	$11,513	$9,559	$3,394

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class R3	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.32		$10.71	$8.91	$8.75	$8.76	$7.72

Net investment income (loss)	2.85	(a)	0.08 (b)	0.15 (b)	0.07 (b)	0.08 (b)	0.05 (b)
Net realized and unrealized gain (loss) on investments	(2.35)		0.81	1.88	0.75	0.10 (c)	1.06

Total from investment operations	0.50		0.89	2.03	0.82	0.18	1.11

Less dividends and distributions:
From net investment income	(0.09)		—	(0.12)	(0.07)	(0.09)	(0.07)
From net realized gain on investments	(0.28)		(0.28)	(0.11)	(0.59)	(0.10)	—

Total dividends and distributions	(0.37)		(0.28)	(0.23)	(0.66)	(0.19)	(0.07)

Net asset value at end of period	$11.45		$11.32	$10.71	$8.91	$8.75	$8.76

Total investment return (d)	4.55	%(e)	8.45%	23.39%	10.23%	1.98%	14.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.69	%††	0.78%	1.54%	0.76%	0.86%	0.61%
Net expenses (f)	0.72	%††	0.72%	0.72%	0.72%	0.72%	0.72%
Expenses (before reimbursement/waiver) (f)	0.89	%††	0.95%	1.07%	1.10%	1.14%	1.37%
Portfolio turnover rate	24%		83%	66%	96%	111%	65%
Net assets at end of period (in 000’s)	$12		$11	$35	$5,597	$5,056	$4,628

*	Unaudited.
††	Annualized.
(a)	Per share data deviation due to small share class size.
(b)	Per share data based on average shares outstanding during the period.
(c)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(e)	Total investment return is not annualized.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

60	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2050 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.88 4.89%	3.38 9.40%	9.49 10.74%	4.05 4.80%	1.50 1.50%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.92 4.85	3.25 9.26	9.39 10.64	3.95 4.71	1.75 1.75
Class I Shares	No Sales Charge		4.97	9.65	11.00	5.07	1.26
Class R1 Shares[4]	No Sales Charge		4.93	9.48	10.88	4.96	1.42
Class R2 Shares[5]	No Sales Charge		4.85	9.35	10.62	4.70	1.61
Class R3 Shares[6]	No Sales Charge		4.77	9.06	10.35	4.44	1.86

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Class R1 shares were first offered to the public on June 29, 2007, although this class of shares did not commence investment operations until August 21, 2014. Performance figures for Class R1 shares include the historical performance of Class I shares through August 20, 2014, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 would likely have been different.
5.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares would likely have been different.
6.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

61

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[7]	4.40%	12.98%	14.33%	6.54%
MSCI EAFE® Index[8]	6.81	1.66	7.40	0.75
Barclays U.S. Aggregate Bond Index[9]	2.06	4.46	4.12	5.19
Retirement 2050 Composite Index[10]	4.73	9.56	11.87	5.07
Average Lipper Mixed-Asset Target 2050 Fund[11]	4.22	8.03	9.82	3.99

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

9.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the
Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
10.

The Retirement 2050 Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted according to the Fund’s current allocation, changing annually through the target retirement date. The Fund has selected the Retirement 2050 Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

11.	The average Lipper mixed-asset target 2050 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2046, to December 31, 2050. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be read in conjunction with them.

62	MainStay Retirement 2050 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2050 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,048.90	$1.88	$1,023.00	$1.86

Investor Class Shares	$1,000.00	$1,048.50	$2.39	$1,022.50	$2.36

Class I Shares	$1,000.00	$1,049.70	$0.61	$1,024.20	$0.60

Class R1 Shares	$1,000.00	$1,049.30	$1.12	$1,023.70	$1.10

Class R2 Shares	$1,000.00	$1,048.50	$2.39	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$1,047.70	$3.66	$1,021.20	$3.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.37% for Class A, 0.47% for Investor Class, 0.12% for Class I, 0.22% for Class R1, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

63

Investment Objectives of Underlying Funds as of April 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page 67 for specific holdings within these categories.

64	MainStay Retirement 2050 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2050 Fund perform relative to its benchmarks and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Retirement 2050 Fund returned 4.89% for Class A shares and 4.85% for Investor Class shares for the six months ended April 30, 2015. Over the same period, Class I shares returned 4.97%, Class R1 shares returned 4.93%, Class R2 shares returned 4.85% and Class R3 shares returned 4.77%. For the six months ended April 30, 2015, all share classes outperformed the 4.40% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, but underperformed the 6.81% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the six months ended April 30, 2015, all share classes outperformed the 2.06% return of the Barclays U.S. Aggregate Bond Index2 and the 4.73% return of the Retirement 2050 Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Retirement 2050 Composite Index are additional benchmarks of the Fund. For the six months ended April 30, 2015, all share classes outperformed the 4.22% return of the Average Lipper3 Mixed-Asset Target 2050 Fund. See page 61 for returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange-traded funds (“ETFs”), if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. Despite these differences—including investments in Underlying Fixed-Income Funds that generally underperformed U.S. large-cap stocks—the Fund as a whole managed to outperform the S&P 500® Index.

The Retirement 2050 Composite Index reflects a broader mix of asset classes. During the reporting period, the performance of some Underlying Funds detracted slightly from the Fund’s performance relative to the Retirement 2050 Composite Index. Among the Underlying Funds that detracted from the Fund’s relative performance were MainStay Large Cap Growth Fund and MainStay Total Return Bond Fund. The impact, however, was more than offset by strong returns in other Underlying Funds, including Guggenheim China Small Cap ETF.

The Fund’s asset-allocation policy had little, if any, effect on relative performance. The Fund’s longstanding bias for stocks over bonds ended near year-end 2014. Since then, the Fund has been mildly underweight in equities for most of the reporting period. The management of the Fund’s stock/bond blend added to the Fund’s relative performance, but only slightly. The Fund’s preferences for emerging markets over developed markets and for small-cap stocks over large-cap stocks had a minimal effect on the Fund’s relative performance.

In the fixed-income portion of the Fund, we held a much larger position in cash than is customary for the Fund. This position detracted from performance and tended to neutralize any benefit that arose from the management of the stock/bond blend. During the reporting period, the Fund was positioned for an increase in yields that did not materialize.

Overall, the Fund’s asset-class positioning was relatively close to that of the Retirement 2050 Composite Index. For this reason, asset allocation had only a minor influence on performance relative to that Index.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

During the reporting period, active positioning was generally restrained in the Fund. Equity valuations have risen significantly in recent years and no longer appear to offer much of a bargain. We believe that a strong dollar and a likely rise in wage pressures may diminish profit margins. These forces could erode earnings growth. In our opinion, the U.S. economy appeared relatively healthy and equities appeared attractively positioned in relation to fixed-income alternatives during the reporting period. Because these influences tended to balance one another out, we maintained a position close to that of the Retirement 2050

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 62 for more information on this index.
3.	See footnote on page 62 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

65

Allocation Composite Index. Should we see a significant market pullback, we might become more enthusiastic about the investment prospects for U.S. stocks. In the interim, our active positioning was limited to a modest bias toward smaller-capitalization companies, which we believe tend to be less sensitive to the effects of a strong dollar, and international markets, which we believe reflect better valuations.

In the fixed-income portion of the Fund, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index, as has been the case for several years. This reflects our expectation that healthy levels of economic growth will render further monetary intervention inappropriate and will ultimately lead to upward pressure on wages and consumer pricing. During the reporting period, that view was premature at best, as interest rates remained at very low levels and investors seemed to be as concerned about deflation as they were about inflation. Fortunately, the impact on the Fund’s performance was rather small because short-term yields remained very low during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

Allocations remained fairly stable during the reporting period. Cash holdings and the Fund’s positions in MainStay Total Return Bond Fund and MainStay Short Duration High Yield Fund were increased as we unwound the Fund’s overweight posture in equities. The Fund’s allocation to Vanguard Short-Term Inflation-Protected Securities ETF was also added in anticipation of a rebound in inflation. Funding for these investments came from a variety of Underlying Equity Funds that invest in large-cap stocks, including MainStay S&P 500 Index Fund, MainStay ICAP Equity Fund and MainStay MAP Fund.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the entire reporting period, the highest total returns came from Guggenheim China Small Cap ETF and iShares MSCI All Country Asia ex-Japan ETF. The Underlying Equity Fund with the lowest total return was Market Vectors Africa Index ETF, followed by iShares MSCI Frontier 100 ETF. Both of these Underlying Funds provided negative total returns during the reporting period.

Which Underlying Equity Funds were the strongest contributors to the Fund’s absolute performance and which Underlying Equity Funds were particularly weak?

As a result of position size and strong performance, the most significant positive contributor to the Fund’s absolute performance was MainStay Epoch U.S. All Cap Fund, followed by MainStay ICAP International Fund. (Contributions take weightings and total returns into account.) A very small position in the Market Vectors Africa Index ETF was the largest detractor from absolute performance, with a position in iShares MSCI Frontier 100 ETF right on its heels.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Muted economic growth, falling commodity prices, near-absent inflationary pressures and persistent geopolitical risks (notably a potential sovereign default in Greece) pushed U.S. Treasury yields slightly lower among issues with longer maturities. Indications of growing wage pressure and suggestions that the Federal Reserve may move away from its longstanding near-zero interest-rate policy may eventually have the opposite effect, but these factors did not significantly affect the market during the reporting period. In the credit market, falling crude oil prices led to significant spread5 widening within the energy sector, but other corporate issues held up fairly well.

Which fixed-income market segments were strong performers and which segments were particularly weak?

In general, the bond market was relatively unremarkable during the reporting period. Returns across most of the fixed-income spectrum were in the low to very low single digits. Cash returned nothing, and emerging-market debt generally provided negative returns.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

Positions in MainStay Total Return Bond Fund and MainStay Short Duration High Yield Fund made small contributions to the Fund’s performance. The Fund experienced a very small loss from its position in Market Vectors Emerging Markets Local Currency Bond ETF. There were no other fixed-income positions that lost money for the Fund. The Fund’s cash position, however, contributed virtually nothing to performance.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

66	MainStay Retirement 2050 Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value
Affiliated Investment Companies 78.1%†
Equity Funds 73.1%
MainStay Common Stock Fund Class I (a)	395,852	$7,960,574
MainStay Epoch International Small Cap Fund Class I	139,455	3,143,307
MainStay Epoch U.S. All Cap Fund Class I	369,643	10,956,228
MainStay ICAP Equity Fund Class I	78,104	4,047,347
MainStay ICAP International Fund Class I	255,523	9,168,158
MainStay International Equity Fund Class I	287,883	4,024,602
MainStay Large Cap Growth Fund Class I	1,153,766	12,414,523
MainStay MAP Fund Class I	157,291	7,170,901
MainStay S&P 500 Index Fund Class I	79,663	3,865,257

Total Equity Funds (Cost $50,691,982)		62,750,897

Fixed Income Funds 5.0%
MainStay Short Duration High Yield Fund Class I	160,841	1,610,022
MainStay Total Return Bond Fund Class I	245,602	2,640,222

Total Fixed Income Funds (Cost $4,232,797)		4,250,244

Total Affiliated Investment Companies (Cost $54,924,779)		67,001,141

Unaffiliated Investment Companies 16.0%
Equity Funds 14.9%
Guggenheim China Small Cap ETF	21,950	750,251
iShares MSCI All Country Asia ex-Japan ETF	27,056	1,842,784
iShares MSCI Frontier 100 ETF	8,288	256,928
iShares MSCI Philippines ETF	6,036	243,130
iShares MSCI Poland Capped ETF	3,588	92,104
iShares Russell 2000 Index ETF	68,257	8,270,018
Market Vectors Africa Index ETF	9,847	262,718
SPDR S&P Emerging Markets Small Cap ETF	22,269	1,056,219

Total Equity Funds (Cost $9,792,488)		12,774,152

Fixed Income Fund 1.1%
Vanguard Short-Term Inflation-Protected Securities ETF	19,274	940,378

Total Fixed Income Fund (Cost $935,344)		940,378

Total Unaffiliated Investment Companies (Cost $10,727,832)		13,714,530

	Principal Amount	Value
Short-Term Investment 5.8%
Repurchase Agreement 5.8%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $5,039,091 (Collateralized by a Federal National Mortgage Association security with a rate of 2.12% and a maturity date of 11/7/22, with a Principal Amount of $5,145,000 and a Market Value of $5,140,267)	$5,039,091	$5,039,091

Total Short-Term Investment (Cost $5,039,091)		5,039,091

Total Investments (Cost $70,691,702) (b)	99.9%	85,754,762
Other Assets, Less Liabilities	0.1	53,821
Net Assets	100.0%	$85,808,583

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of April 30, 2015, cost was $71,598,769 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$15,142,836
Gross unrealized depreciation	(986,843)

Net unrealized appreciation	$14,155,993

The following abbreviations are used above:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	67

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$62,750,897	$—	$—	$62,750,897
Fixed Income Funds	4,250,244	—	—	4,250,244

Total Affiliated Investment Companies	67,001,141	—	—	67,001,141

Unaffiliated Investment Companies
Equity Funds	12,774,152	—	—	12,774,152
Fixed Income Fund	940,378	—	—	940,378

Total Unaffiliated Investment Companies	13,714,530	—	—	13,714,530

Short-Term Investment
Repurchase Agreement	—	5,039,091	—	5,039,091

Total Investments in Securities	$80,715,671	$5,039,091	$—	$85,754,762

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

68	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $54,924,779)	$67,001,141
Investments in unaffiliated investment companies, at value (identified cost $10,727,832)	13,714,530
Repurchase agreement, at value (identified cost $5,039,091)	5,039,091
Receivables:
Fund shares sold	180,565
Manager (See Note 3)	20,452
Other assets	36,342

Total assets	85,992,121

Liabilities
Due to custodian	33,020
Payables:
Investment securities purchased	67,628
Transfer agent (See Note 3)	37,940
Fund shares redeemed	19,602
Professional fees	16,491
Shareholder communication	3,809
NYLIFE Distributors (See Note 3)	3,166
Custodian	1,491
Accrued expenses	391

Total liabilities	183,538

Net assets	$85,808,583

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$7,567
Additional paid-in capital	69,107,325

69,114,892
Distributions in excess of net investment income	(146,329)
Accumulated net realized gain (loss) on investments	1,776,960
Net unrealized appreciation (depreciation) on investments	15,063,060

Net assets	$85,808,583

Class A
Net assets applicable to outstanding shares	$3,029,133

Shares of beneficial interest outstanding	268,548

Net asset value per share outstanding	$11.28
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price per share outstanding	$11.94

Investor Class
Net assets applicable to outstanding shares	$5,782,808

Shares of beneficial interest outstanding	513,230

Net asset value per share outstanding	$11.27
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price per share outstanding	$11.93

Class I
Net assets applicable to outstanding shares	$66,503,811

Shares of beneficial interest outstanding	5,858,724

Net asset value and offering price per share outstanding	$11.35

Class R1
Net assets applicable to outstanding shares	$3,888,227

Shares of beneficial interest outstanding	342,248

Net asset value and offering price per share outstanding	$11.36

Class R2
Net assets applicable to outstanding shares	$6,498,960

Shares of beneficial interest outstanding	575,206

Net asset value and offering price per share outstanding	$11.30

Class R3
Net assets applicable to outstanding shares	$105,644

Shares of beneficial interest outstanding	9,309

Net asset value and offering price per share outstanding	$11.35

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	69

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$835,824
Dividend distributions from unaffiliated investment companies	109,986

Total income	945,810

Expenses
Transfer agent (See Note 3)	117,343
Manager (See Note 3)	40,254
Registration	39,095
Distribution/Service—Class A (See Note 3)	4,770
Distribution/Service—Investor Class (See Note 3)	6,485
Distribution/Service—Class R2 (See Note 3)	8,020
Distribution/Service—Class R3 (See Note 3)	266
Professional fees	14,299
Shareholder service (See Note 3)	4,913
Custodian	3,544
Shareholder communication	3,347
Trustees	656
Miscellaneous	4,030

Total expenses before waiver/reimbursement	247,022
Expense waiver/reimbursement from Manager (See Note 3)	(169,655)

Net expenses	77,367

Net investment income (loss)	868,443

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	29,722
Unaffiliated investment company transactions	28,976
Realized capital gain distributions from affiliated investment companies	2,609,225
Realized capital gain distributions from unaffiliated investment companies	16,179

Net realized gain (loss) on investments and investments from affiliated and unaffiliated investment companies	2,684,102

Net change in unrealized appreciation (depreciation) on investments	362,540

Net realized and unrealized gain (loss) on investments	3,046,642

Net increase (decrease) in net assets resulting from operations	$3,915,085

70	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$868,443	$551,025
Net realized gain (loss) on investments and investments from affiliated and unaffiliated investment company transactions	2,684,102	2,465,723
Net change in unrealized appreciation (depreciation) on investments	362,540	2,814,875

Net increase (decrease) in net assets resulting from operations	3,915,085	5,831,623

Dividends and distributions to shareholders:
From net investment income:
Class A	(73,288)	(76,509)
Investor Class	(57,460)	(40,434)
Class I	(873,984)	(698,736)
Class R1	(40,171)	—
Class R2	(73,921)	(56,367)
Class R3	(1,019)	—

	(1,119,843)	(872,046)

From net realized gain on investments:
Class A	(136,915)	(203,139)
Investor Class	(120,005)	(110,818)
Class I	(1,420,133)	(1,517,956)
Class R1	(76,266)	—
Class R2	(152,925)	(161,762)
Class R3	(2,623)	(107)

	(1,908,867)	(1,993,782)

Total dividends and distributions to shareholders	(3,028,710)	(2,865,828)

Capital share transactions:
Net proceeds from sale of shares	11,368,727	23,003,650
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	3,028,710	2,865,801
Cost of shares redeemed	(7,647,067)	(10,260,023)

Increase (decrease) in net assets derived from capital share transactions	6,750,370	15,609,428

Net increase (decrease) in net assets	7,636,745	18,575,223

Net Assets
Beginning of period	78,171,838	59,596,615

End of period	$85,808,583	$78,171,838

Undistributed (distributions in excess of) net investment income at end of period	$(146,329)	$105,071

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	71

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.16		$10.72	$8.77	$8.59	$8.55	$7.49

Net investment income (loss)	0.03		0.07 (a)	0.09 (a)	0.08 (a)	0.10 (a)	0.06 (a)
Net realized and unrealized gain (loss) on investments	0.50		0.85	2.07	0.76	0.10 (b)	1.08

Total from investment operations	0.53		0.92	2.16	0.84	0.20	1.14

Less dividends and distributions:
From net investment income	(0.14)		(0.13)	(0.14)	(0.08)	(0.10)	(0.08)
From net realized gain on investments	(0.27)		(0.35)	(0.07)	(0.58)	(0.06)	—

Total dividends and distributions	(0.41)		(0.48)	(0.21)	(0.66)	(0.16)	(0.08)

Net asset value at end of period	$11.28		$11.16	$10.72	$8.77	$8.59	$8.55

Total investment return (c)	4.89	%(d)	8.82%	25.15%	10.64%	2.28%	15.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.66	%††	0.62%	0.96%	0.97%	1.11%	0.72%
Net expenses(e)	0.37	%††	0.37%	0.37%	0.37%	0.37%	0.37%
Expenses (before waiver/reimbursement)(e)	0.79	%††	0.76%	0.83%	0.85%	0.91%	1.29%
Portfolio turnover rate	24%		51%	63%	102%	139%	70%
Net assets at end of period (in 000’s)	$3,029		$5,083	$5,940	$2,432	$2,423	$2,224

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.14		$10.71	$8.76	$8.58	$8.55	$7.50

Net investment income (loss)	0.11		0.05 (a)	0.09 (a)	0.06 (a)	0.08 (a)	0.04 (a)
Net realized and unrealized gain (loss) on investments	0.42		0.86	2.06	0.77	0.10 (b)	1.08

Total from investment operations	0.53		0.91	2.15	0.83	0.18	1.12

Less dividends and distributions:
From net investment income	(0.13)		(0.13)	(0.13)	(0.07)	(0.09)	(0.07)
From net realized gain on investments	(0.27)		(0.35)	(0.07)	(0.58)	(0.06)	—

Total dividends and distributions	(0.40)		(0.48)	(0.20)	(0.65)	(0.15)	(0.07)

Net asset value at end of period	$11.27		$11.14	$10.71	$8.76	$8.58	$8.55

Total investment return (c)	4.85	%(d)	8.69%	24.95%	10.69%	2.10%	15.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.82	%††	0.49%	0.98%	0.74%	0.87%	0.55%
Net expenses(e)	0.47	%††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement) (e)	0.96	%††	1.01%	1.13%	1.27%	1.51%	2.17%
Portfolio turnover rate	24%		51%	63%	102%	139%	70%
Net assets at end of period (in 000’s)	$5,783		$4,746	$3,158	$1,793	$1,010	$650

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

72	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.24		$10.79	$8.83	$8.64	$8.60	$7.53

Net investment income (loss)	0.13		0.10 (a)	0.14 (a)	0.11 (a)	0.08 (a)	0.08 (a)
Net realized and unrealized gain (loss) on investments	0.41		0.86	2.05	0.76	0.14 (b)	1.08

Total from investment operations	0.54		0.96	2.19	0.87	0.22	1.16

Less dividends and distributions:
From net investment income	(0.16)		(0.16)	(0.16)	(0.10)	(0.12)	(0.09)
From net realized gain on investments	(0.27)		(0.35)	(0.07)	(0.58)	(0.06)	—

Total dividends and distributions	(0.43)		(0.51)	(0.23)	(0.68)	(0.18)	(0.09)

Net asset value at end of period	$11.35		$11.24	$10.79	$8.83	$8.64	$8.60

Total investment return (c)	4.97	%(d)	9.16%	25.40%	10.97%	2.49%	15.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.18	%††	0.88%	1.44%	1.26%	0.94%	1.01%
Net expenses(e)	0.12	%††	0.12%	0.12%	0.12%	0.12%	0.12%
Expenses (before waiver/reimbursement)(e)	0.54	%††	0.52%	0.58%	0.60%	0.66%	1.04%
Portfolio turnover rate	24%		51%	63%	102%	139%	70%
Net assets at end of period (in 000’s)	$66,504		$58,948	$45,630	$33,346	$37,721	$17,917

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R1	Six months ended April 30, 2015*		August 21, 2014** through October 31, 2014
Net asset value at beginning of period	$11.23		$11.24

Net investment income (loss)	0.12		0.00	(a)‡
Net realized and unrealized gain (loss) on investments	0.42		(0.01)

Total from investment operations	0.54		(0.01)

Less dividends and distributions:
From net investment income	(0.14)		—
From net realized gain on investments	(0.27)		—

Total dividends and distributions	(0.41)		—

Net asset value at end of period	$11.36		$11.23

Total investment return (b)	4.93	%(c)	(0.09	%)(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.13	%††	0.20	% ††
Net expenses(e)	0.22	%††	0.22	% ††
Expenses (before waiver/reimbursement)(e)	0.64	%††	0.68	% ††
Portfolio turnover rate	24%		51%
Net assets at end of period (in 000’s)	$3,888		$3,130

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	73

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.17		$10.73	$8.78	$8.59	$8.55	$7.49

Net investment income (loss)	0.11		0.06 (a)	0.12 (a)	0.07 (a)	0.07 (a)	0.04 (a)
Net realized and unrealized gain (loss) on investments	0.42		0.85	2.03	0.77	0.12 (b)	1.09

Total from investment operations	0.53		0.91	2.15	0.84	0.19	1.13

Less dividends and distributions:
From net investment income	(0.13)		(0.12)	(0.13)	(0.07)	(0.09)	(0.07)
From net realized gain on investments	(0.27)		(0.35)	(0.07)	(0.58)	(0.06)	—

Total dividends and distributions	(0.40)		(0.47)	(0.20)	(0.65)	(0.15)	(0.07)

Net asset value at end of period	$11.30		$11.17	$10.73	$8.78	$8.59	$8.55

Total investment return (c)	4.85	%(d)	8.71%	24.98%	10.62%	2.16%	15.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.88	%††	0.53%	1.22%	0.79%	0.84%	0.47%
Net expenses(e)	0.47	%††	0.47%	0.47%	0.47%	0.47%	0.47%
Expenses (before waiver/reimbursement)(e)	0.89	%††	0.87%	0.93%	0.95%	1.01%	1.39%
Portfolio turnover rate	24%		51%	63%	102%	139%	70%
Net assets at end of period (in 000’s)	$6,499		$6,157	$4,865	$4,128	$3,065	$1,735

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class R3	2015*		2014		2013	2012	2011	2010
Net asset value at beginning of period	$11.20		$10.68		$8.73	$8.55	$8.52	$7.48

Net investment income (loss)	0.04		(0.02	)(a)	0.13 (a)	0.05 (a)	0.06 (a)	0.03 (a)
Net realized and unrealized gain (loss) on investments	0.48		0.89		2.00	0.76	0.10 (b)	1.07

Total from investment operations	0.52		0.87		2.13	0.81	0.16	1.10

Less dividends and distributions:
From net investment income	(0.10)		—		(0.11)	(0.05)	(0.07)	(0.06)
From net realized gain on investments	(0.27)		(0.35)		(0.07)	(0.58)	(0.06)	—

Total dividends and distributions	(0.37)		(0.35)		(0.18)	(0.63)	(0.13)	(0.06)

Net asset value at end of period	$11.35		$11.20		$10.68	$8.73	$8.55	$8.52

Total investment return (c)	4.77	%(d)	8.30%		24.85%	10.19%	2.00%	14.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.71	%††	(0.21%)		1.42%	0.56%	0.68%	0.39%
Net expenses(e)	0.72	%††	0.72%		0.72%	0.72%	0.72%	0.72%
Expenses (before waiver/reimbursement)(e)	1.14	%††	1.12%		1.17%	1.20%	1.26%	1.64%
Portfolio turnover rate	24%		51%		63%	102%	139%	70%
Net assets at end of period (in 000’s)	$106		$108		$3	$3,767	$3,020	$2,729

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

74	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund (collectively referred to as the “Retirement Funds” and each individually referred to as a “Retirement Fund”). Each is a diversified fund. Each Retirement Fund is the successor of a series of Eclipse Funds Inc. with the same name (collectively referred to as the “Predecessor Funds” and each individually referred to as a “Predecessor Fund”). The reorganizations of each Predecessor Fund with and into its corresponding Retirement Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the respective Predecessor Fund.

The Retirement Funds each currently offer six classes of shares. Class A and Class I shares commenced operations on June 29, 2007. Class R1 shares were first offered to the public on June 29, 2007, but did not commence operations until August 21, 2014. Class R2 and Class R3 shares were first offered to the public on June 29, 2007, but did not commence operations until January 8, 2009 and May 1, 2008, respectively. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made of such shares within one year of the date of purchase. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class R3 shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The investment objective for each of the Retirement Funds is as follows:

Each Retirement Fund seeks to maximize total return over time consistent with its current investment allocation. Total return is defined as a combination of long-term growth of capital and current income. The years in the Funds’ names refer to the approximate year an investor in the Fund would plan to retire and likely would stop making new investments in the Retirement Fund.

The MainStay Retirement 2010 Fund is designed for an investor who has retired or is seeking to retire between 2010 and 2015, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2020 Fund is designed for an investor who is seeking to retire between the years 2016 and 2025, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2030 Fund is designed for an investor who is seeking to retire between the years 2026 and 2035, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2040 Fund is designed for an investor who is seeking to retire between the years 2036 and 2045, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2050 Fund is designed for an investor who is seeking to retire between the years 2046 and 2055, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The Retirement Funds are “funds of funds,” meaning that they seek to achieve their investment objectives by investing primarily in other MainStay Funds, for which New York Life Investment Management LLC (“New York Life Investments” or “Manager”) serves as Manager (“Affiliated Underlying Funds”), mutual funds managed by an advisor not affiliated with New York Life Investments or exchange-traded funds (“ETFs”) (“Unaffiliated Underlying Funds”) if a New York Life Investments managed mutual fund in a particular asset class is not available (Affiliated Underlying Funds collectively with Unaffiliated Funds, the “Underlying Funds”).

Note 2–Significant Accounting Policies

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Retirement Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Retirement Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of each Retirement Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Retirement Funds (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee

75

Notes to Financial Statements (Unaudited) (continued)

were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Funds’ assets and liabilities) rests with New York Life Investments, aided to whatever extent necessary by the portfolio managers to each Retirement Fund.

To assess the appropriateness of security valuations, the Manager or the Retirement Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price a Retirement Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Retirement Funds. Unobservable inputs reflect each Retirement Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Retirement Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level of each Retirement Fund’s assets and liabilities is included at the end of each Retirement Fund’s Portfolio of Investments.

Investments in Affiliated Underlying Funds are valued at their NAVs at the close of business each day. Investments in ETFs are valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds. Equity securities and ETFs are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the affiliated Underlying Fund’s manager in consultation with the affiliated Underlying Fund’s subadvisor.

(B)  Income Taxes.  Each Retirement Fund is treated as a separate entity for federal income tax purposes. The Retirement Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Retirement Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Retirement Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Retirement Funds’ financial statements. The Retirement Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Retirement Funds intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Retirement Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Retirement Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Retirement Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Retirement Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the

76	MainStay Retirement Fund

income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Retirement Funds, including those of related parties to the Retirement Funds, are shown in the Statement of Operations.

In addition, the Retirement Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Retirement Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Retirement Fund may vary. These indirect expenses of the Underlying Funds are not included in the amounts shown on each Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Retirement Funds may enter into repurchase agreements to earn income. The Retirement Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Retirement Fund to the seller secured by the securities transferred to the respective Retirement Fund.

When the Retirement Funds invest in repurchase agreements, the Retirement Funds’ custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Retirement Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective Retirement Fund.

(H)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Retirement Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Retirement Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Retirement Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Retirement Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Retirement Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Retirement Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Retirement Funds. Except for the portion of salaries and expenses that are the responsibility of the Retirement Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Retirement Funds and certain operational expenses of the Retirement Funds. The Retirement Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Retirement Funds.

Under the Management Agreement, each Retirement Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.10% of the average daily net assets of the respective Retirement Fund. The Manager has contractually agreed to waive this fee so that the effective management fee is 0.00%. These agreements will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse the expenses so that Total Annual Fund Operating Expenses of each Retirement Fund does not exceed the following percentages of average daily net assets: Class A, 0.375%; Investor Class, 0.475%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475% and Class R3, 0.725%. These agreements will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes expense reimbursement from transfer agent, taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$36,074
MainStay Retirement 2020 Fund	87,131
MainStay Retirement 2030 Fund	115,479
MainStay Retirement 2040 Fund	87,665
MainStay Retirement 2050 Fund	40,254

77

Notes to Financial Statements (Unaudited) (continued)

During the six-month period ended April 30, 2015, New York Life Investments waived its fees and/or reimbursed expenses of the Retirement Funds as follows:

MainStay Retirement 2010 Fund	$114,804
MainStay Retirement 2020 Fund	113,630
MainStay Retirement 2030 Fund	146,414
MainStay Retirement 2040 Fund	157,599
MainStay Retirement 2050 Fund	169,655

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Retirement Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Retirement Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Retirement Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Retirement Funds’ administrative operations. For providing these services to the Retirement Funds, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Retirement Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Retirement Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% (0.25% for distribution and 0.25% for service activities as designated by the Distributor) of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Retirement Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2015, shareholder service fees incurred by each Retirement Fund were as follows:

MainStay Retirement 2010 Fund
Class R1	$8,573
Class R2	1,352
Class R3	5

MainStay Retirement 2020 Fund
Class R1	$15,105
Class R2	2,500
Class R3	34

MainStay Retirement 2030 Fund
Class R1	$11,054
Class R2	3,939
Class R3	151

MainStay Retirement 2040 Fund
Class R1	$6,353
Class R2	4,004
Class R3	6

MainStay Retirement 2050 Fund
Class R1	$1,652
Class R2	3,208
Class R3	53

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Retirement Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were as follows:

MainStay Retirement 2010 Fund
Class A	$400
Investor Class	1,262

MainStay Retirement 2020 Fund
Class A	$4,754
Investor Class	6,904

MainStay Retirement 2030 Fund
Class A	$4,991
Investor Class	16,175

MainStay Retirement 2040 Fund
Class A	$4,014
Investor Class	14,958

MainStay Retirement 2050 Fund
Class A	$735
Investor Class	9,473

78	MainStay Retirement Fund

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Retirement Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent offset arrangements represent reimbursements of a portion of the transfer agency fees from Unaffiliated Underlying Funds. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Retirement Funds were as follows:

MainStay Retirement 2010 Fund
Class A	$6,026
Investor Class	1,469
Class I	35,574
Class R1	14,006
Class R2	2,209
Class R3	9

MainStay Retirement 2020 Fund
Class A	$5,887
Investor Class	8,301
Class I	39,900
Class R1	10,489
Class R2	1,736
Class R3	24

MainStay Retirement 2030 Fund
Class A	$6,393
Investor Class	14,184
Class I	70,976
Class R1	8,973
Class R2	3,202
Class R3	123

MainStay Retirement 2040 Fund
Class A	$5,681
Investor Class	15,507
Class I	79,431
Class R1	7,441
Class R2	4,691
Class R3	7

MainStay Retirement 2050 Fund
Class A	$5,357
Investor Class	11,676
Class I	86,523
Class R1	4,635
Class R2	9,003
Class R3	149

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Retirement Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2015, the Retirement Funds held the following percentages of outstanding shares of affiliated investment companies:

MainStay Retirement 2010 Fund
MainStay Common Stock Fund Class I	3.20%
MainStay Epoch International Small Cap Fund Class I	1.39
MainStay Epoch U.S. All Cap Fund Class I	0.50
MainStay High Yield Corporate Bond Fund Class I	0.03
MainStay ICAP Equity Fund Class I	0.21
MainStay ICAP International Fund Class I	0.12
MainStay Indexed Bond Fund Class I	5.81
MainStay International Equity Fund Class I	0.47
MainStay Large Cap Growth Fund Class I	0.02
MainStay MAP Fund Class I	0.21
MainStay S&P 500 Index Fund Class I	0.12
MainStay Short Duration High Yield Fund Class I	0.98
MainStay Total Return Bond Fund Class I	1.63

MainStay Retirement 2020 Fund
MainStay Common Stock Fund Class I	12.63%
MainStay Epoch International Small Cap Fund Class I	5.67
MainStay Epoch U.S. All Cap Fund Class I	1.75
MainStay ICAP Equity Fund Class I	0.94
MainStay ICAP International Fund Class I	0.53
MainStay Indexed Bond Fund Class I	5.63
MainStay International Equity Fund Class I	2.10
MainStay Large Cap Growth Fund Class I	0.07
MainStay MAP Fund Class I	0.85
MainStay S&P 500 Index Fund Class I	0.54
MainStay Short Duration High Yield Fund Class I	2.11
MainStay Total Return Bond Fund Class I	3.57

79

Notes to Financial Statements (Unaudited) (continued)

MainStay Retirement 2030 Fund
MainStay Common Stock Fund Class I	22.63%
MainStay Epoch International Small Cap Fund Class I	10.05
MainStay Epoch U.S. All Cap Fund Class I	3.16
MainStay ICAP Equity Fund Class I	1.69
MainStay ICAP International Fund Class I	1.00
MainStay International Equity Fund Class I	3.85
MainStay Large Cap Growth Fund Class I	0.13
MainStay MAP Fund Class I	1.53
MainStay S&P 500 Index Fund Class I	1.04
MainStay Short Duration High Yield Fund Class I	2.86
MainStay Total Return Bond Fund Class I	3.73

MainStay Retirement 2040 Fund
MainStay Common Stock Fund Class I	18.91%
MainStay Epoch International Small Cap Fund Class I	9.06
MainStay Epoch U.S. All Cap Fund Class I	3.17
MainStay ICAP Equity Fund Class I	1.15
MainStay ICAP International Fund Class I	0.92
MainStay International Equity Fund Class I	3.59
MainStay Large Cap Growth Fund Class I	0.13
MainStay MAP Fund Class I	1.21
MainStay S&P 500 Index Fund Class I	0.89
MainStay Short Duration High Yield Fund Class I	1.44
MainStay Total Return Bond Fund Class I	1.05

MainStay Retirement 2050 Fund
MainStay Common Stock Fund Class I	8.71%
MainStay Epoch International Small Cap Fund Class I	4.49
MainStay Epoch U.S. All Cap Fund Class I	1.65
MainStay ICAP Equity Fund Class I	0.43
MainStay ICAP International Fund Class I	0.46
MainStay International Equity Fund Class I	1.79
MainStay Large Cap Growth Fund Class I	0.09
MainStay MAP Fund Class I	0.52
MainStay S&P 500 Index Fund Class I	0.27
MainStay Short Duration High Yield Fund Class I	0.47
MainStay Total Return Bond Fund Class I	0.24

As of April 30, 2015, New York Life and its affiliates beneficially held shares of the Retirement Funds with values and percentages of net assets as follows:

MainStay Retirement 2010 Fund
Class I	$847,726	2.0%
Class R3	10,791	100.0

MainStay Retirement 2020 Fund
Class I	$5,591,718	4.7%
Class R3	9,966	19.0

MainStay Retirement 2030 Fund
Class I	$11,407,788	6.2%

MainStay Retirement 2040 Fund
Class I	$8,884,845	6.2%
Class R3	10,959	87.7

MainStay Retirement 2050 Fund
Class I	$5,854,315	8.8%

Note 4–Federal Income Tax

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

	2014
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long- Term Capital Gains	Total
MainStay Retirement 2010 Fund	$1,698,887	$2,184,534	$3,883,421
MainStay Retirement 2020 Fund	3,107,021	2,813,110	5,920,131
MainStay Retirement 2030 Fund	3,528,481	3,356,278	6,884,759
MainStay Retirement 2040 Fund	2,433,212	1,743,252	4,176,464
MainStay Retirement 2050 Fund	1,431,459	1,434,369	2,865,828

Note 5–Custodian

State Street is the custodian of cash and securities held by the Retirement Funds. Custodial fees are charged to each Retirement Fund based on the Retirement Fund’s net assets and/or the market value of securities held by each Retirement Fund and the number of certain cash transactions incurred by each Retirement Fund.

Note 6–Line of Credit

The Retirement Funds and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Retirement Funds and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged

80	MainStay Retirement Fund

based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Retirement Funds under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities were as follows:

	Other
	Purchases	Sales
MainStay Retirement 2010 Fund	$17,622	$22,998
MainStay Retirement 2020 Fund	43,246	49,170
MainStay Retirement 2030 Fund	59,670	55,521
MainStay Retirement 2040 Fund	45,777	40,551
MainStay Retirement 2050 Fund	23,346	18,589

Note 8–Capital Share Transactions

MainStay Retirement 2010 Fund

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	184,560	$1,949,919
Shares issued to shareholders in reinvestment of dividends and distributions	41,916	432,150
Shares redeemed	(451,642)	(4,642,975)

Net increase (decrease) in shares outstanding before conversion	(225,166)	(2,260,906)
Shares converted into Class A (See Note 1)	2,332	25,111

Net increase (decrease)	(222,834)	$(2,235,795)

Year ended October 31, 2014:
Shares sold	277,965	$2,906,212
Shares issued to shareholders in reinvestment of dividends and distributions	158,058	1,613,768
Shares redeemed	(1,905,155)	(20,389,131)

Net increase (decrease) in shares outstanding before conversion	(1,469,132)	(15,869,151)
Shares converted into Class A (See Note 1)	1,968	20,658
Shares converted from Class A (See Note 1)	(1,968)	(20,553)

Net increase (decrease)	(1,469,132)	$(15,869,046)

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	28,408	$301,262
Shares issued to shareholders in reinvestment of dividends and distributions	5,178	53,641
Shares redeemed	(21,246)	(224,965)

Net increase (decrease) in shares outstanding before conversion	12,340	129,938
Shares converted from Investor Class (See Note 1)	(2,327)	(25,111)

Net increase (decrease)	10,013	$104,827

Year ended October 31, 2014:
Shares sold	32,130	$337,886
Shares issued to shareholders in reinvestment of dividends and distributions	8,176	83,726
Shares redeemed	(30,827)	(323,291)

Net increase (decrease) in shares outstanding before conversion	9,479	98,321
Shares converted into Investor Class (See Note 1)	1,963	20,553
Shares converted from Investor Class (See Note 1)	(1,963)	(20,658)

Net increase (decrease)	9,479	$98,216

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	321,071	$3,405,800
Shares issued to shareholders in reinvestment of dividends and distributions	191,660	1,989,426
Shares redeemed	(661,673)	(6,995,605)

Net increase (decrease)	(148,942)	$(1,600,379)

Year ended October 31, 2014:
Shares sold	1,990,346	$21,196,573
Shares issued to shareholders in reinvestment of dividends and distributions	196,833	2,021,480
Shares redeemed	(924,492)	(9,826,231)

Net increase (decrease)	1,262,687	$13,391,822

Class R1	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	109,162	$1,162,818
Shares issued to shareholders in reinvestment of dividends and distributions	72,399	752,228
Shares redeemed	(114,326)	(1,213,669)

Net increase (decrease)	67,235	$701,377

Period ended October 31, 2014(a):
Shares sold	1,647,912	$17,812,689
Shares redeemed	(28,274)	(300,909)

Net increase (decrease)	1,619,638	$17,511,780

(a) Class R1 shares commenced operations on August 21, 2014.

81

Notes to Financial Statements (Unaudited) (continued)

Class R2	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	59,629	$630,356
Shares issued to shareholders in reinvestment of dividends and distributions	10,548	108,960
Shares redeemed	(30,921)	(326,115)

Net increase (decrease)	39,256	$413,201

Year ended October 31, 2014:
Shares sold	90,898	$946,614
Shares issued to shareholders in reinvestment of dividends and distributions	15,784	161,312
Shares redeemed	(84,701)	(879,232)

Net increase (decrease)	21,981	$228,694

Class R3	Shares	Amount
Six-month period ended April 30, 2015:
Shares issued to shareholders in reinvestment of dividends and distributions	38	$397

Net increase (decrease)	38	$397

Year ended October 31, 2014:
Shares sold	1,090	$11,298
Shares issued to shareholders in reinvestment of dividends and distributions	63	655
Shares redeemed	(1,371)	(14,147)

Net increase (decrease)	(218)	$(2,194)

MainStay Retirement 2020 Fund

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	406,932	$4,422,605
Shares issued to shareholders in reinvestment of dividends and distributions	78,629	840,544
Shares redeemed	(1,125,002)	(11,941,668)

Net increase (decrease) in shares outstanding before conversion	(639,441)	(6,678,519)
Shares converted into Class A (See Note 1)	4,480	49,435
Shares converted from Class A (See Note 1)	(1,614)	(17,497)

Net increase (decrease)	(636,575)	$(6,646,581)

Year ended October 31, 2014:
Shares sold	638,096	$6,793,076
Shares issued to shareholders in reinvestment of dividends and distributions	199,930	2,095,270
Shares redeemed	(3,124,607)	(34,329,593)

Net increase (decrease) in shares outstanding before conversion	(2,286,581)	(25,441,247)
Shares converted into Class A (See Note 1)	26,401	284,977
Shares converted from Class A (See Note 1)	(5,170)	(54,900)

Net increase (decrease)	(2,265,350)	$(25,211,170)

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	95,044	$1,037,051
Shares issued to shareholders in reinvestment of dividends and distributions	22,335	239,431
Shares redeemed	(54,604)	(596,204)

Net increase (decrease) in shares outstanding before conversion	62,775	680,278
Shares converted into Investor Class (See Note 1)	1,611	17,497
Shares converted from Investor Class (See Note 1)	(4,472)	(49,435)

Net increase (decrease)	59,914	$648,340

Year ended October 31, 2014:
Shares sold	184,793	$1,985,148
Shares issued to shareholders in reinvestment of dividends and distributions	25,356	266,234
Shares redeemed	(93,498)	(1,002,382)

Net increase (decrease) in shares outstanding before conversion	116,651	1,249,000
Shares converted into Investor Class (See Note 1)	5,161	54,900
Shares converted from Investor Class (See Note 1)	(26,358)	(284,977)

Net increase (decrease)	95,454	$1,018,923

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	794,009	$8,679,194
Shares issued to shareholders in reinvestment of dividends and distributions	410,013	4,403,542
Shares redeemed	(793,976)	(8,683,224)

Net increase (decrease)	410,046	$4,399,512

Year ended October 31, 2014:
Shares sold	4,653,389	$50,615,787
Shares issued to shareholders in reinvestment of dividends and distributions	319,474	3,364,060
Shares redeemed	(931,925)	(10,022,768)

Net increase (decrease)	4,040,938	$43,957,079

Class R1	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	201,672	$2,219,446
Shares issued to shareholders in reinvestment of dividends and distributions	106,108	1,139,598
Shares redeemed	(160,973)	(1,757,225)

Net increase (decrease)	146,807	$1,601,819

Period ended October 31, 2014(a):
Shares sold	2,797,097	$31,044,295
Shares redeemed	(62,999)	(688,041)

Net increase (decrease)	2,734,098	$30,356,254

(a) Class R1 shares commenced operations on August 21, 2014.

82	MainStay Retirement Fund

Class R2	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	31,269	$342,647
Shares issued to shareholders in reinvestment of dividends and distributions	16,236	173,724
Shares redeemed	(55,508)	(609,301)

Net increase (decrease)	(8,003)	$(92,930)

Year ended October 31, 2014:
Shares sold	171,582	$1,829,501
Shares issued to shareholders in reinvestment of dividends and distributions	18,147	190,361
Shares redeemed	(92,533)	(985,020)

Net increase (decrease)	97,196	$1,034,842

Class R3	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	1,228	$13,484
Shares issued to shareholders in reinvestment of dividends and distributions	235	2,539
Shares redeemed	(3,773)	(41,549)

Net increase (decrease)	(2,310)	$(25,526)

Year ended October 31, 2014:
Shares sold	6,935	$74,204
Shares issued to shareholders in reinvestment of dividends and distributions	367	3,892
Shares redeemed	(11,730)	(125,513)

Net increase (decrease)	(4,428)	$(47,417)

MainStay Retirement 2030 Fund

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	309,060	$3,387,456
Shares issued to shareholders in reinvestment of dividends and distributions	69,513	749,348
Shares redeemed	(1,197,607)	(12,780,667)

Net increase (decrease) in shares outstanding before conversion	(819,034)	(8,643,863)
Shares converted into Class A (See Note 1)	26,045	290,338
Shares converted from Class A (See Note 1)	(2,719)	(29,798)

Net increase (decrease)	(795,708)	$(8,383,323)

Year ended October 31, 2014:
Shares sold	659,883	$7,083,625
Shares issued to shareholders in reinvestment of dividends and distributions	156,537	1,648,340
Shares redeemed	(2,281,217)	(25,147,947)

Net increase (decrease) in shares outstanding before conversion	(1,464,797)	(16,415,982)
Shares converted into Class A (See Note 1)	21,770	238,517
Shares converted from Class A (See Note 1)	(23)	(241)

Net increase (decrease)	(1,443,050)	$(16,177,706)

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	223,604	$2,470,686
Shares issued to shareholders in reinvestment of dividends and distributions	28,523	308,045
Shares redeemed	(109,410)	(1,201,921)

Net increase (decrease) in shares outstanding before conversion	142,717	1,576,810
Shares converted into Investor Class (See Note 1)	2,716	29,798
Shares converted from Investor Class (See Note 1)	(26,021)	(290,338)

Net increase (decrease)	119,412	$1,316,270

Year ended October 31, 2014:
Shares sold	309,121	$3,319,038
Shares issued to shareholders in reinvestment of dividends and distributions	30,238	318,710
Shares redeemed	(122,522)	(1,315,615)

Net increase (decrease) in shares outstanding before conversion	216,837	2,322,133
Shares converted into Investor Class (See Note 1)	23	241
Shares converted from Investor Class (See Note 1)	(21,757)	(238,517)

Net increase (decrease)	195,103	$2,083,857

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	1,245,924	$13,779,766
Shares issued to shareholders in reinvestment of dividends and distributions	557,647	6,050,470
Shares redeemed	(535,037)	(5,944,178)

Net increase (decrease)	1,268,534	$13,886,058

Year ended October 31, 2014:
Shares sold	6,525,556	$71,282,082
Shares issued to shareholders in reinvestment of dividends and distributions	438,604	4,649,198
Shares redeemed	(929,965)	(10,066,604)

Net increase (decrease)	6,034,195	$65,864,676

Class R1	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	156,977	$1,759,105
Shares issued to shareholders in reinvestment of dividends and distributions	70,277	762,508
Shares redeemed	(88,425)	(981,075)

Net increase (decrease)	138,829	$1,540,538

Period ended October 31, 2014(a):
Shares sold	2,002,556	$22,361,282
Shares redeemed	(44,958)	(496,846)

Net increase (decrease)	1,957,598	$21,864,436

(a) Class R1 shares commenced operations on August 21, 2014.

83

Notes to Financial Statements (Unaudited) (continued)

Class R2	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	61,268	$674,286
Shares issued to shareholders in reinvestment of dividends and distributions	23,350	251,482
Shares redeemed	(69,141)	(761,250)

Net increase (decrease)	15,477	$164,518

Year ended October 31, 2014:
Shares sold	217,335	$2,320,704
Shares issued to shareholders in reinvestment of dividends and distributions	25,142	264,498
Shares redeemed	(85,067)	(915,277)

Net increase (decrease)	157,410	$1,669,925

Class R3	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	2,031	$22,878
Shares issued to shareholders in reinvestment of dividends and distributions	821	8,960
Shares redeemed	(4,286)	(47,546)

Net increase (decrease)	(1,434)	$(15,708)

Year ended October 31, 2014:
Shares sold	21,567	$237,285
Shares issued to shareholders in reinvestment of dividends and distributions	375	3,993
Shares redeemed	(5,036)	(55,851)

Net increase (decrease)	16,906	$185,427

MainStay Retirement 2040 Fund

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	220,851	$2,464,100
Shares issued to shareholders in reinvestment of dividends and distributions	49,210	538,854
Shares redeemed	(721,581)	(7,795,059)

Net increase (decrease) in shares outstanding before conversion	(451,520)	(4,792,105)
Shares converted into Class A (See Note 1)	15,045	171,066
Shares converted from Class A (See Note 1)	(5,558)	(61,914)

Net increase (decrease)	(442,033)	$(4,682,953)

Year ended October 31, 2014:
Shares sold	427,362	$4,637,554
Shares issued to shareholders in reinvestment of dividends and distributions	74,781	802,404
Shares redeemed	(1,255,113)	(14,091,512)

Net increase (decrease) in shares outstanding before conversion	(752,970)	(8,651,554)
Shares converted into Class A (See Note 1)	28,042	309,690
Shares converted from Class A (See Note 1)	(3,593)	(39,187)

Net increase (decrease)	(728,521)	$(8,381,051)

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	189,649	$2,134,881
Shares issued to shareholders in reinvestment of dividends and distributions	28,960	318,559
Shares redeemed	(38,547)	(435,239)

Net increase (decrease) in shares outstanding before conversion	180,062	2,018,201
Shares converted into Investor Class (See Note 1)	5,533	61,914
Shares converted from Investor Class (See Note 1)	(14,984)	(171,066)

Net increase (decrease)	170,611	$1,909,049

Year ended October 31, 2014:
Shares sold	266,768	$2,913,287
Shares issued to shareholders in reinvestment of dividends and distributions	23,452	252,576
Shares redeemed	(89,383)	(979,173)

Net increase (decrease) in shares outstanding before conversion	200,837	2,186,690
Shares converted into Investor Class (See Note 1)	3,581	39,187
Shares converted from Investor Class (See Note 1)	(27,940)	(309,690)

Net increase (decrease)	176,478	$1,916,187

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	964,030	$10,894,978
Shares issued to shareholders in reinvestment of dividends and distributions	473,352	5,230,544
Shares redeemed	(467,771)	(5,300,519)

Net increase (decrease)	969,611	$10,825,003

Year ended October 31, 2014:
Shares sold	5,678,571	$63,275,881
Shares issued to shareholders in reinvestment of dividends and distributions	265,229	2,869,777
Shares redeemed	(668,864)	(7,366,012)

Net increase (decrease)	5,274,936	$58,779,646

Class R1	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	122,419	$1,395,967
Shares issued to shareholders in reinvestment of dividends and distributions	43,533	481,477
Shares redeemed	(43,067)	(483,935)

Net increase (decrease)	122,885	$1,393,509

Period ended October 31, 2014(a):
Shares sold	1,093,433	$12,456,653
Shares redeemed	(14,241)	(157,266)

Net increase (decrease)	1,079,192	$12,299,387

(a) Class R1 shares commenced operations on August 21, 2014.

84	MainStay Retirement Fund

Class R2	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	55,173	$619,044
Shares issued to shareholders in reinvestment of dividends and distributions	26,578	291,820
Shares redeemed	(69,175)	(775,076)

Net increase (decrease)	12,576	$135,788

Year ended October 31, 2014:
Shares sold	133,000	$1,450,280
Shares issued to shareholders in reinvestment of dividends and distributions	23,309	250,800
Shares redeemed	(58,130)	(644,586)

Net increase (decrease)	98,179	$1,056,494

Class R3	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	110	$1,244
Shares issued to shareholders in reinvestment of dividends and distributions	33	369
Shares redeemed	(10)	(115)

Net increase (decrease)	133	$1,498

Year ended October 31, 2014:
Shares sold	1,240	$13,429
Shares issued to shareholders in reinvestment of dividends and distributions	84	907
Shares redeemed	(3,611)	(39,463)

Net increase (decrease)	(2,287)	$(25,127)

MainStay Retirement 2050 Fund

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	107,689	$1,190,231
Shares issued to shareholders in reinvestment of dividends and distributions	19,302	210,203
Shares redeemed	(316,060)	(3,399,511)

Net increase (decrease) in shares outstanding before conversion	(189,069)	(1,999,077)
Shares converted into Class A (See Note 1)	4,484	50,753
Shares converted from Class A (See Note 1)	(2,373)	(26,344)

Net increase (decrease)	(186,958)	$(1,974,668)

Year ended October 31, 2014:
Shares sold	233,644	$2,543,194
Shares issued to shareholders in reinvestment of dividends and distributions	26,182	279,621
Shares redeemed	(374,321)	(4,163,438)

Net increase (decrease) in shares outstanding before conversion	(114,495)	(1,340,623)
Shares converted into Class A (See Note 1)	15,932	177,480

Net increase (decrease)	(98,563)	$(1,163,143)

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	110,889	$1,235,790
Shares issued to shareholders in reinvestment of dividends and distributions	16,311	177,465
Shares redeemed	(37,948)	(420,435)

Net increase (decrease) in shares outstanding before conversion	89,252	992,820
Shares converted into Investor Class (See Note 1)	2,375	26,344
Shares converted from Investor Class (See Note 1)	(4,491)	(50,753)

Net increase (decrease)	87,136	$968,411

Year ended October 31, 2014:
Shares sold	178,190	$1,930,677
Shares issued to shareholders in reinvestment of dividends and distributions	14,175	151,252
Shares redeemed	(45,259)	(491,998)

Net increase (decrease) in shares outstanding before conversion	147,106	1,589,931
Shares converted from Investor Class (See Note 1)	(15,958)	(177,480)

Net increase (decrease)	131,148	$1,412,451

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	650,691	$7,281,449
Shares issued to shareholders in reinvestment of dividends and distributions	209,509	2,294,118
Shares redeemed	(248,168)	(2,798,011)

Net increase (decrease)	612,032	$6,777,555

Year ended October 31, 2014:
Shares sold	1,276,124	$13,904,340
Shares issued to shareholders in reinvestment of dividends and distributions	206,588	2,216,692
Shares redeemed	(464,109)	(5,071,058)

Net increase (decrease)	1,018,603	$11,049,974

Class R1	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	73,091	$826,461
Shares issued to shareholders in reinvestment of dividends and distributions	10,624	116,437
Shares redeemed	(20,283)	(226,617)

Net increase (decrease)	63,432	$716,281

Period ended October 31, 2014(a):
Shares sold	288,391	$3,250,221
Shares redeemed	(9,575)	(105,936)

Net increase (decrease)	278,816	$3,144,285

(a) Class R1 shares commenced operations on August 21, 2014.

85

Notes to Financial Statements (Unaudited) (continued)

Class R2	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	74,238	$829,213
Shares issued to shareholders in reinvestment of dividends and distributions	20,792	226,846
Shares redeemed	(71,046)	(789,747)

Net increase (decrease)	23,984	$266,312

Year ended October 31, 2014:
Shares sold	117,230	$1,268,242
Shares issued to shareholders in reinvestment of dividends and distributions	20,386	218,129
Shares redeemed	(39,804)	(424,081)

Net increase (decrease)	97,812	$1,062,290

Class R3	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	498	$5,583
Shares issued to shareholders in reinvestment of dividends and distributions	332	3,641
Shares redeemed	(1,157)	(12,746)

Net increase (decrease)	(327)	$(3,522)

Year ended October 31, 2014:
Shares sold	9,647	$106,976
Shares issued to shareholders in reinvestment of dividends and distributions	10	107
Shares redeemed	(317)	(3,512)

Net increase (decrease)	9,340	$103,571

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Retirement Funds as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Retirement Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

86	MainStay Retirement Fund

Board Consideration and Approval of Management Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreements with respect to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund (“Retirement Funds”) and New York Life Investment Management LLC (“New York Life Investments”).

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Retirement Funds and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Retirement Funds’ investment performance, management fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Retirement Funds and the rationale for any differences in the Retirement Funds’ management fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Retirement Funds to New York Life Investments and its affiliates, and responses from New York Life Investments to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Retirement Funds prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Retirement Funds by New York Life Investments; (ii) the investment performance of the Retirement Funds and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationships with the Retirement Funds; (iv) the extent to which economies of scale may be realized as the Retirement Funds grow, and the extent to which economies of scale may benefit Retirement Fund investors; and (v) the reasonableness of the Retirement Funds’

management fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Retirement Funds and that the Retirement Funds’ shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Retirement Funds. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Retirement Funds. The Board evaluated New York Life Investments’ experience in serving as manager of the Retirement Funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Retirement Funds as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Retirement Funds under the terms of the Management Agreements, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Retirement Funds’ Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Retirement Funds’ compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Agreements. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Retirement Funds and noted that New York Life Investments is responsible for compensating the Retirement Funds’ officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Retirement Funds’ prospectus.

The Board also examined the nature, scope and quality of the advisory services that New York Life Investments provides to the Retirement Funds. The Board evaluated New York Life Investments’ experience in

87

Board Consideration and Approval of Management Agreements (Unaudited) (continued)

serving as investment adviser to the Retirement Funds and managing other portfolios. It examined New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment. The Board also reviewed New York Life Investments’ willingness to invest in personnel that benefit the Retirement Funds. In this regard, the Board considered the experience of the Retirement Funds’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Retirement Funds should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Retirement Funds’ investment performance, the Board considered investment performance results in light of the Retirement Funds’ investment objectives, strategies and risks, as disclosed in the Retirement Funds’ prospectus. The Board particularly considered detailed investment reports on the Retirement Funds’ performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Retirement Funds’ gross and net returns, the Retirement Funds’ investment performance relative to relevant investment categories and Retirement Fund benchmarks, the Retirement Funds’ risk-adjusted investment performance, and the Retirement Funds’ investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Retirement Funds as compared to peer funds.

In considering the Retirement Funds’ investment performance, the Board focused principally on the Retirement Funds’ long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Retirement Funds’ investment performance as well as discussions between the Retirement Funds’ portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Retirement Fund investment performance and the results of those actions.

Because the Retirement Funds invest substantially all of their assets in other funds advised by New York Life Investments, the Board considered the rationale for the allocation among and selection of the underlying funds in which the Retirement Funds invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Retirement Funds, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreements. The

Retirement Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Retirement Funds’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreements and the profits realized by New York Life Investments and its affiliates due to their relationships with the Retirement Funds.

The Board noted that the shareholders of the Retirement Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Retirement Funds invest. The Board considered that the Retirement Funds’ investments in underlying funds managed by New York Life Investments indirectly benefit New York Life Investments.

In evaluating the costs and profits of New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Retirement Funds. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Retirement Funds and that the ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Retirement Funds. The Board also noted that the Retirement Funds benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Retirement Funds and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Retirement Funds, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Retirement Funds and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

88	MainStay Retirement Fund

In considering the costs and profitability of the Retirement Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Retirement Funds. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Retirement Funds, New York Life Investments’ affiliates also earn revenues from serving the Retirement Funds in various other capacities, including as the Retirement Funds’ transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Retirement Funds to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Retirement Funds to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationships with the Retirement Funds on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Retirement Funds supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Retirement Funds Grow

The Board considered whether the Retirement Funds’ expense structures permit economies of scale to be shared with Retirement Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Retirement Funds and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Retirement Funds’ management fee schedules compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Retirement Funds’ management fee schedules hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Retirement Funds in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board also noted that it separately considers economies of scale as part of its review of the management agreements of underlying funds in which the Retirement Funds invest.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Retirement Funds’ expense structures appropriately reflect economies of scale for the benefit of Retirement Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Retirement Funds’ expense structures as the Retirement Funds grow over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Retirement Funds’ expected total ordinary operating expenses.

In assessing the reasonableness of the Retirement Funds’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board also considered the reasonableness of fees and expenses the Retirement Funds indirectly pay by investing in underlying funds that charge management fees. The Board considered New York Life Investments’ process for monitoring and disclosing potential conflicts in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Retirement Funds. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Retirement Funds’ net management fees and expenses.

The Board noted that, outside of the Retirement Funds’ management fees and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Retirement Funds based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Retirement Funds’ average net assets. The Board took into account information from New York Life Investments showing that the Retirement Funds’ transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Retirement Funds’ transfer agent, charges the Retirement Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Retirement Funds.

The Board considered that, because the Retirement Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who

89

Board Consideration and Approval of Management Agreements (Unaudited) (continued)

often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Retirement Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts.

After considering all of the factors outlined above, the Board concluded that the Retirement Funds’ management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

90	MainStay Retirement Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Retirement Funds’ securities is available without charge, upon request, (i) by visiting the Retirement Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Retirement Funds are required to file with the SEC their proxy voting records for each Retirement Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Retirement Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Retirement Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

91

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1652722 MS139-15	MSRF10-06/15 NL0C1

MainStay Floating Rate Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–1.25 1.80%	–0.62 2.45%	3.35 3.98%	3.55 3.87%	1.08 1.08%
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–1.25 1.81	–0.59 2.48	3.31 3.94	3.50 3.82	1.05 1.05
Class B Shares	Maximum 3% CDSC if Redeemed Within the First Four Years of Purchase	With sales charges Excluding sales charges	–1.57 1.43	–1.24 1.72	3.17 3.17	3.06 3.06	1.80 1.80
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	0.43 1.43	0.73 1.72	3.17 3.17	3.05 3.05	1.80 1.80
Class I Shares	No Sales Charge		1.93	2.71	4.24	4.14	0.83

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Credit Suisse Leveraged Loan Index[4]	2.31%	3.52%	5.28%	4.84%
S&P/LSTA Leveraged Loan Index[5]	2.28	3.35	4.95	5.09
Average Lipper Loan Participation Fund[6]	1.82	2.40	4.58	3.68

4.	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans. Results assume reinvestment of all income and capital gains. The Credit Suisse Leveraged Loan Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5.	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. The Fund has selected the S&P/LSTA Leveraged Loan Index as a secondary benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper loan participation fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Floating Rate Fund

Cost in Dollars of a $1,000 Investment in MainStay Floating Rate Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,018.00	$5.35	$1,019.50	$5.36

Investor Class Shares	$1,000.00	$1,018.10	$5.30	$1,019.50	$5.31

Class B Shares	$1,000.00	$1,014.30	$9.04	$1,015.80	$9.05

Class C Shares	$1,000.00	$1,014.30	$9.04	$1,015.80	$9.05

Class I Shares	$1,000.00	$1,019.30	$4.06	$1,020.80	$4.06

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.07% for Class A, 1.06% for Investor Class, 1.81% for Class B and Class C and 0.81% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of April 30, 2015 (Unaudited)

Healthcare, Education & Childcare	10.0%
Diversified/Conglomerate Service	9.4
Retail Store	5.8
Electronics	5.7
Broadcasting & Entertainment	5.1
Hotels, Motels, Inns & Gaming	5.1
Telecommunications	4.6
Automobile	4.5
Chemicals, Plastics & Rubber	4.3
Leisure, Amusement, Motion Pictures & Entertainment	4.1
Oil & Gas	3.8
Diversified/Conglomerate Manufacturing	3.6
Containers, Packaging & Glass	3.5
Utilities	3.2
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	3.1
Aerospace & Defense	2.7
Mining, Steel, Iron & Non-Precious Metals	2.7
Printing & Publishing	2.6
Buildings & Real Estate	2.4

Finance	2.4%
Insurance	2.2
Beverage, Food & Tobacco	1.6
Personal & Nondurable Consumer Products (Manufacturing Only)	1.5
Affiliated Investment Company	1.1
Personal, Food & Miscellaneous Services	0.8
Home and Office Furnishings, Housewares & Durable Consumer Products	0.7
Personal Transportation	0.7
Ecological	0.5
Textiles & Leather	0.5
Cargo Transport	0.3
Real Estate	0.2
Software	0.2
Manufacturing	0.1
Short-Term Investments	5.2
Other Assets, Less Liabilities	–4.2

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2015 (excluding short-term investments) (Unaudited)

1.	First Data Corp., 3.682%–6.75%, due 3/24/18–3/24/21

2.	MainStay High Yield Corporate Bond Fund Class I

3.	Univision Communications, Inc., 4.00%, due 3/1/20

4.	Community Health Systems, Inc., 3.434%–4.25%, due 12/31/18–1/27/21

5.	Rexnord LLC, 4.00%, due 8/21/20
6.	Reynolds Group Holdings, Inc., 4.50%–9.875%, due 12/1/18–8/15/19

7.	WideOpenWest Finance LLC, 3.75%–4.75%, due 7/17/17–4/1/19

8.	Scientific Games International, Inc., 6.00%, due 10/18/20

9.	Univar, Inc., 5.00%, due 6/30/17

10.	Quikrete Holdings, Inc., 4.00%–7.00%, due 9/28/20–3/26/21

8	MainStay Floating Rate Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Floating Rate Fund perform relative to its benchmarks and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Floating Rate Fund returned 1.80% for Class A shares, 1.81% for Investor Class shares and 1.43% for Class B and Class C shares for the six months ended April 30, 2015. Over the same period, the Fund’s Class I shares returned 1.93%. All share classes underperformed the 2.31% return of the Credit Suisse Leveraged Loan Index,1 which is the Fund’s primary benchmark. Over the same period, all share classes also underperformed the 2.28% return of the S&P/LSTA Leveraged Loan Index,1 which is the Fund’s secondary benchmark. Class I shares outperformed, and all other share classes underperformed, the 1.82% return of the Average Lipper2 Loan Participation Fund for the six months ended April 30, 2015. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the Credit Suisse Leveraged Loan Index because of expenses and fees that are not incurred by the Index. The primary contributors to the Fund’s performance relative to the S&P/LSTA Leveraged Loan Index included a modestly overweight position in credits rated BB3 and a significantly underweight position in unrated credits, offset modestly by underperformance among credits rated CCC.4 (Contributions take weightings and total returns into account.) An underweight position and favorable security selection in utilities made utilities the most substantial industry contributor to the Fund’s performance relative to the S&P/LSTA Leveraged Loan Index. The Fund’s oil & gas exposure was the largest industry detractor, even though the Fund maintained an underweight position relative to the S&P/LSTA Leveraged Loan Index in this industry.

What was the Fund’s duration5 strategy during the reporting period?

The Fund invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest rate contracts of the Fund’s loans, which are typically pegged to LIBOR,6 reset every 30, 60, 90 or 180 days. The Fund’s weighted average days-to-LIBOR-reset figure at April 30, 2015, was 51 days, which we consider to be a short duration. Since reset dates may vary for different loans, the actual period between a shift in interest rates and the time when the Fund would “catch up” may differ.

Which market segments were the strongest contributors to the Fund’s relative performance and which market segments were particularly weak?

The Fund benefited from a modestly overweight position relative to the S&P/LSTA Leveraged Loan Index in credits rated BB and a significantly underweight position in unrated credits. These positive influences were modestly offset by underperformance among credits rated CCC. The Fund had an underweight position and enjoyed favorable security selection in the utilities industry, which benefited the Fund’s performance. During the reporting period, crude oil prices declined sharply, and the Fund’s oil & gas exposure—although underweight relative to the S&P/LSTA Leveraged Loan Index—detracted from the Fund’s performance.

How did the Fund’s weightings change during the reporting period?

The Fund’s overall weightings did not change materially during the reporting period.

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	London InterBank Offered Rate (LIBOR) is an interest rate that is widely used as a reference rate in bank, corporate and government lending agreements.

9

How was the Fund positioned at the end of the reporting period?

As of April 30, 2015, the Fund held modestly overweight positions relative to the S&P/LSTA Leveraged Loan Index in credits rated BB and B7 and underweight positions relative to this Index in credits rated BBB8 and CCC and below. As of April 30, 2015, the Fund held no unrated credits. As of April 30, 2015, the Fund held securities of 275 issuers with an average Standard & Poor’s credit rating of B+.9

As of April 30, 2015, the Fund’s top five industry positions were in business equipment & services (overweight relative to the S&P/LSTA Leveraged Loan Index), health care (underweight), electronics (underweight), retailers (approximately market weight) and industrial equipment (overweight).

7.	An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
8.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
9.	S&P ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Floating Rate Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 97.9%† Corporate Bonds 0.7%
Containers, Packaging & Glass 0.1%
Greif, Inc. 7.75%, due 8/1/19	$1,350,000	$1,515,375
♦Reynolds Group Issuer, Inc. 9.875%, due 8/15/19	328,000	349,525

		1,864,900

Finance 0.2%
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, due 7/1/21	3,000,000	2,925,000

Mining, Steel, Iron & Non-Precious Metals 0.0%‡
FMG Resources (August 2006 Pty), Ltd. 9.75%, due 3/1/22 (a)	330,000	340,106

Real Estate 0.2%
iStar Financial, Inc.
4.00%, due 11/1/17	1,800,000	1,775,970
5.00%, due 7/1/19	1,800,000	1,793,250

		3,569,220

Software 0.2%
♦First Data Corp. 6.75%, due 11/1/20 (a)	2,753,000	2,931,945

Total Corporate Bonds (Cost $11,407,828)		11,631,171

Floating Rate Loans 89.0% (b)
Aerospace & Defense 2.7%
American Airlines, Inc.
Exit Term Loan
3.75%, due 6/27/19	7,204,578	7,230,306
BE Aerospace, Inc. 2014
Term Loan B
4.00%, due 12/16/21	6,488,750	6,556,882
Booz Allen Hamilton, Inc.
New Term Loan
3.75%, due 7/31/19	10,294,494	10,365,268
TransDigm, Inc.
Term Loan C
3.75%, due 2/28/20	8,136,966	8,152,784
U.S. Airways Group, Inc.
New Term Loan B1
3.50%, due 5/23/19	6,071,000	6,072,087

		38,377,327

	Principal Amount	Value

Automobile 4.4%
Affinia Group Intermediate Holdings, Inc.
Term Loan B2
4.75%, due 4/27/20	$4,813,271	$4,813,271
Allison Transmission, Inc. New Term Loan B3
3.50%, due 8/23/19	5,361,096	5,391,253
Capital Automotive, L.P.
New Term Loan B
4.00%, due 4/10/19	7,887,830	7,925,297
New 2nd Lien Term Loan
6.00%, due 4/30/20	1,666,667	1,695,833
Chrysler Group LLC
2018 Term Loan B
3.25%, due 12/31/18	2,970,000	2,971,239
New Term Loan B
3.50%, due 5/24/17	6,727,839	6,736,249
Federal-Mogul Holdings Corp.
New Term Loan C
4.75%, due 4/15/21	9,428,750	9,407,535
Goodyear Tire & Rubber Co. (The)
New 2nd Lien Term Loan
4.75%, due 4/30/19	7,500,000	7,578,128
KAR Auction Services, Inc.
Term Loan B2
3.50%, due 3/11/21	1,952,722	1,955,163
MPG Holdco I, Inc.
Term Loan B
4.25%, due 10/20/21	5,896,111	5,910,851
Tower Automotive Holdings USA LLC
New Term Loan
4.00%, due 4/23/20	5,867,435	5,882,103
U.S. Farathane LLC
Term Loan B
6.75%, due 12/23/21	3,085,938	3,107,076

		63,373,998

Beverage, Food & Tobacco 1.4%
Albertson’s Holdings LLC
Term Loan B4
5.50%, due 8/25/21	8,800,000	8,888,000
American Seafoods Group LLC
New Term Loan B
6.50%, due 3/18/18 (c)	2,354,153	2,244,292
H.J. Heinz Co. Term Loan B2 3.25%, due 6/5/20	2,023,692	2,024,957
New Albertson’s, Inc. Term Loan 4.75%, due 6/27/21	3,316,667	3,329,104

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2015, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Beverage, Food & Tobacco (continued)
Pinnacle Foods Finance LLC Term Loan G 3.00%, due 4/29/20	$3,155,052	$3,154,067

		19,640,420

Broadcasting & Entertainment 5.1%
Cequel Communications LLC Term Loan B 3.50%, due 2/14/19	5,893,319	5,915,419
Clear Channel Communications, Inc. Term Loan D 6.934%, due 1/30/19	3,250,000	3,102,937
Cumulus Media Holdings, Inc. 2013 Term Loan 4.25%, due 12/23/20	8,097,270	7,959,616
Hubbard Radio LLC Term Loan B 4.50%, due 4/29/19	2,393,361	2,394,857
Mission Broadcasting, Inc. Term Loan B2 3.75%, due 10/1/20	1,285,991	1,286,795
Nexstar Broadcasting, Inc. Term Loan B2 3.75%, due 10/1/20	1,458,334	1,459,246
Numericable U.S. LLC
USD Term Loan B1 4.50%, due 5/21/20	3,691,528	3,704,448
USD Term Loan B2 4.50%, due 5/21/20	3,294,822	3,306,354
TWCC Holding Corp. REFI Term Loan B 3.50%, due 2/13/17	3,458,975	3,426,547
♦Univision Communications, Inc.
Term Loan C3 4.00%, due 3/1/20	3,527,326	3,527,326
Term Loan C4 4.00%, due 3/1/20	11,979,396	11,979,396
UPC Financing Partnership USD Term Loan AH 3.25%, due 6/30/21	3,504,077	3,497,819
Virgin Media Bristol LLC USD Term Loan B 3.50%, due 6/7/20	7,693,285	7,696,170
♦WideOpenWest Finance LLC
New Term Loan B1 3.75%, due 7/17/17	2,462,500	2,458,543
Term Loan B 4.75%, due 4/1/19	11,691,412	11,743,603

		73,459,076

	Principal Amount	Value

Buildings & Real Estate 2.4%
Continental Building Products LLC 1st Lien Term Loan 4.00%, due 8/28/20	$4,772,717	$4,768,741
CPG International, Inc. New Term Loan 4.75%, due 9/30/20	1,440	1,430
Realogy Corp. New Term Loan B 3.75%, due 3/5/20	12,202,167	12,232,673
USIC Holdings, Inc. 1st Lien Term Loan 4.00%, due 7/10/20 (c)	5,895,000	5,887,631
Wilsonart LLC Term Loan B 4.00%, due 10/31/19	11,368,832	11,349,880

		34,240,355

Cargo Transport 0.3%
Swift Transportation Co. LLC 2014 Term Loan B 3.75%, due 6/9/21	4,125,000	4,137,891

Chemicals, Plastics & Rubber 4.1%
Allnex USA, Inc. USD Term Loan B2 4.50%, due 10/3/19	1,224,454	1,228,280
Axalta Coating Systems US Holdings, Inc. USD Term Loan 3.75%, due 2/1/20	7,938,203	7,955,215
AZ Chem US, Inc. 1st Lien Term Loan 4.50%, due 6/12/21	718,027	721,057
ColourOz Investment 2 LLC USD 2nd Lien Term Loan B2 8.25%, due 9/6/22	1,285,714	1,256,786
ECO Services Operations LLC Term Loan B 4.75%, due 12/1/21	1,296,750	1,306,476
Emerald Performance Materials LLC
New 1st Lien Term Loan 4.50%, due 8/1/21	1,492,500	1,498,719
New 2nd Lien Term Loan 7.75%, due 8/1/22	1,300,000	1,301,625
Flint Group US LLC USD 1st Lien Term Loan B2 4.75%, due 9/7/21	3,310,130	3,330,818
Ineos US Finance LLC
2015 USD Term Loan TBD, due 3/31/22 (c)	2,780,000	2,793,900
USD 6 Year Term Loan 3.75%, due 5/4/18	2,688,489	2,690,627

12	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Chemicals, Plastics & Rubber (continued)
MacDermid, Inc.
Term Loan B2 4.75%, due 6/7/20	$1,496,250	$1,509,876
USD 1st Lien Term Loan 4.50%, due 6/7/20	5,895,000	5,947,636
Polymer Group, Inc. 1st Lien Term Loan 5.25%, due 12/19/19	5,530,000	5,562,256
PQ Corp. 2014 Term Loan 4.00%, due 8/7/17	5,678,048	5,675,919
Solenis International, L.P.
USD 1st Lien Term Loan 4.25%, due 7/31/21	1,492,500	1,494,366
USD 2nd Lien Term Loan 7.75%, due 7/31/22	1,250,000	1,211,875
♦Univar, Inc. Term Loan B 5.00%, due 6/30/17	13,601,619	13,650,503

		59,135,934

Containers, Packaging & Glass 3.0%
Ardagh Holdings USA, Inc. Incremental Term Loan 4.00%, due 12/17/19	5,964,975	5,990,326
Berry Plastics Holding Corp. Term Loan E 3.75%, due 1/6/21	6,347,853	6,364,605
Caraustar Industries, Inc. Term Loan B 8.00%, due 5/1/19	2,545,345	2,549,324
Centor US Holding, Inc. USD 1st Lien Term Loan 4.25%, due 5/2/21	4,461,300	4,469,665
USD 2nd Lien Term Loan 8.00%, due 5/2/22	650,000	649,188
Klockner-Pentaplast of America, Inc. USD Term Loan 5.00%, due 4/30/20	1,039,521	1,045,044
Multi Packaging Solutions, Inc. USD Term Loan A 4.25%, due 9/30/20	992,500	990,019
Onex Wizard US Acquisition, Inc. USD Term Loan 5.25%, due 3/13/22	2,000,000	2,019,688
Rack Merger Sub, Inc. 2nd Lien Term Loan 8.25%, due 10/3/22	1,000,000	1,000,000

	Principal Amount	Value

Containers, Packaging & Glass (continued)
♦Reynolds Group Holdings, Inc. New Dollar Term Loan 4.50%, due 12/1/18	$14,478,508	$14,605,195
Signode Industrial Group US, Inc. USD Term Loan B 3.75%, due 5/1/21	3,244,444	3,239,376
Tekni-Plex, Inc. 2015 USD Term Loan B TBD, due 4/30/22 (c)	1,200,000	1,202,100

		44,124,530

Diversified/Conglomerate Manufacturing 3.6%
Allied Security Holdings LLC
New 1st Lien Term Loan 4.25%, due 2/12/21	1,949,524	1,951,961
New 2nd Lien Term Loan 8.00%, due 8/13/21	871,233	874,500
Atkore International, Inc.
1st Lien Term Loan 4.50%, due 4/9/21	3,176,099	3,120,517
2nd Lien Term Loan 7.75%, due 10/9/21	1,950,000	1,837,875
Doosan Infracore International, Inc. Term Loan B 4.50%, due 5/28/21	5,310,346	5,363,450
Gardner Denver, Inc. USD Term Loan 4.25%, due 7/30/20	9,249,982	9,015,264
Maxim Crane Works, L.P. 2nd Lien Term Loan 10.25%, due 11/26/18	3,662,500	3,607,562
Mueller Water Products, Inc. New Term Loan B 4.00%, due 11/25/21	2,942,625	2,961,723
NN, Inc. Term Loan B 6.00%, due 8/27/21	3,892,857	3,904,925
North American Lifting Holdings, Inc. 1st Lien Term Loan 5.50%, due 11/27/20	3,794,834	3,676,245
♦Quikrete Holdings, Inc.
1st Lien Term Loan 4.00%, due 9/28/20	12,289,492	12,315,091
2nd Lien Term Loan 7.00%, due 3/26/21	1,149,474	1,158,095
Sensus USA, Inc. 1st Lien Term Loan 4.50%, due 5/9/17	2,016,085	2,011,044

		51,798,252

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Diversified/Conglomerate Service 9.4%
Acosta Holdco, Inc. 2015 Term Loan 4.25%, due 9/26/21	$4,264,286	$4,307,816
Advantage Sales & Marketing, Inc.
2014 1st Lien Term Loan 4.25%, due 7/23/21	9,950,000	9,981,094
2014 2nd Lien Term Loan 7.50%, due 7/25/22	1,458,333	1,462,587
Applied Systems, Inc.
New 1st Lien Term Loan 4.265%, due 1/25/21	2,962,500	2,972,869
New 2nd Lien Term Loan 7.50%, due 1/24/22	1,372,396	1,377,972
AVSC Holding Corp. 1st Lien Term Loan 4.50%, due 1/24/21	1,129,026	1,131,849
Brickman Group, Ltd. LLC
1st Lien Term Loan 4.00%, due 12/18/20	8,031,819	8,040,742
2nd Lien Term Loan 7.50%, due 12/17/21	1,400,000	1,411,200
Brock Holdings III, Inc.
New Term Loan B 6.00%, due 3/16/17	2,983,431	2,922,519
New 2nd Lien Term Loan 10.00%, due 3/16/18	1,350,000	1,248,750
Capital Safety North America Holdings, Inc.
1st Lien Term Loan 3.75%, due 3/29/21	3,617,143	3,590,014
2nd Lien Term Loan 6.50%, due 3/28/22	1,600,000	1,580,000
CCC Information Services, Inc. Term Loan 4.00%, due 12/20/19	5,405,797	5,412,554
CompuCom Systems, Inc. REFI Term Loan B 4.25%, due 5/11/20	6,999,692	6,547,631
Connolly Corp. 1st Lien Term Loan 5.00%, due 5/14/21	3,587,894	3,610,318
Crossmark Holdings, Inc.
1st Lien Term Loan 4.50%, due 12/20/19 (c)	2,266,023	2,084,741
2nd Lien Term Loan 8.75%, due 12/21/20 (c)	200,000	175,000
Emdeon Business Services LLC Term Loan B2 3.75%, due 11/2/18	2,600,723	2,607,875

	Principal Amount	Value

Diversified/Conglomerate Service (continued)
♦First Data Corp.
New 2018 Extended Term Loan 3.682%, due 3/24/18	$5,250,000	$5,259,376
New 2018 Term Loan 3.682%, due 9/24/18	5,100,000	5,107,436
Extended 2021 Term Loan 4.182%, due 3/24/21	4,670,416	4,698,877
Genesys Telecom Holdings U.S., Inc.
Term Loan B 4.00%, due 2/8/20	3,593,307	3,593,307
Delayed Draw Term Loan 4.50%, due 11/13/20	1,975,000	1,989,812
Information Resources, Inc. Term Loan B 4.75%, due 9/30/20	2,967,468	2,979,537
Kronos, Inc. Initial Incremental Term Loan 4.50%, due 10/30/19	4,352,716	4,381,283
Mitchell International, Inc. New 1st Lien Term Loan 4.50%, due 10/12/20	5,081,004	5,092,436
MX Holdings U.S., Inc. USD Term Loan B 4.25%, due 8/14/20	4,387,972	4,360,548
Sabre, Inc.
Term Loan B 4.00%, due 2/19/19	2,997,449	3,011,813
Term Loan C 4.00%, due 2/19/18	361,650	360,897
ServiceMaster Co. 2014 Term Loan B 4.25%, due 7/1/21	11,641,500	11,665,749
Sophia, L.P. 2014 Term Loan B 4.00%, due 7/19/18	4,792,715	4,805,895
Sungard Availability Services Capital, Inc. Term Loan B 6.00%, due 3/31/19	2,598,750	2,397,347
SunGard Data Systems, Inc.
Term Loan C 3.93%, due 2/28/17	2,364,888	2,369,322
Term Loan E 4.00%, due 3/8/20	6,799,188	6,839,562
Vantiv LLC 2014 Term Loan B 3.75%, due 6/13/21	2,548,929	2,559,550
Verint Systems, Inc. USD Term Loan 3.50%, due 9/6/19	4,598,719	4,601,019

		136,539,297

14	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Ecological 0.5%
ADS Waste Holdings, Inc. New Term Loan 3.75%, due 10/9/19	$4,211,407	$4,196,933
Multi Packaging Solutions, Inc. 2014 Term Loan B 4.25%, due 9/30/20	990,000	985,463
Waste Industries USA, Inc. New Term Loan B 4.25%, due 2/27/20	2,666,667	2,686,666

		7,869,062

Electronics 5.1%
Blue Coat Systems, Inc.
1st Lien Term Loan 4.00%, due 5/31/19	5,303,790	5,302,464
2nd Lien Term Loan 9.50%, due 6/28/20	2,000,000	2,040,000
BMC Software Finance, Inc. USD Term Loan 5.00%, due 9/10/20	3,625,516	3,559,597
CDW LLC New Term Loan 3.25%, due 4/29/20	1,431,329	1,429,540
Dell, Inc. USD Term Loan B 4.50%, due 4/29/20	12,351,326	12,389,071
Eagle Parent, Inc. New Term Loan 4.00%, due 5/16/18	8,386,382	8,417,831
EIG Investors Corp. 2013 Term Loan 5.00%, due 11/9/19	5,962,252	5,887,724
Evertec Group LLC New Term Loan B 3.50%, due 4/17/20	7,866,156	7,767,829
Go Daddy Operating Co. LLC New Term Loan B 4.50%, due 5/13/21	3,974,987	3,997,967
Infor (US), Inc.
USD Term Loan B3 3.75%, due 6/3/20	1,941,667	1,936,207
USD Term Loan B5 3.75%, due 6/3/20	8,751,653	8,727,044
Peak 10, Inc. 1st Lien Term Loan 5.00%, due 6/17/21	46,516	46,617
Riverbed Technology, Inc. Term Loan B TBD, due 4/24/22	4,000,000	4,043,124

	Principal Amount	Value

Electronics (continued)
Sybil Software LLC Term Loan 4.75%, due 3/20/20	$2,375,000	$2,392,813
Zebra Technologies Corp. Term Loan B 4.75%, due 10/27/21	5,863,636	5,932,047

		73,869,875

Finance 2.2%
Avis Budget Car Rental LLC New Term Loan B 3.00%, due 3/15/19	2,363,323	2,376,125
Brand Energy & Infrastructure Services, Inc. New Term Loan B 4.75%, due 11/26/20	8,126,418	8,037,897
Duff & Phelps Investment Management Co. Term Loan B 4.50%, due 4/23/20	8,854,906	8,851,214
Hertz Corp. (The)
New Synthetic LC 3.75%, due 3/11/18 (c)	5,250,000	5,197,500
Term Loan B2 3.50%, due 3/11/18	344,416	344,760
Interactive Data Corp. 2014 Term Loan 4.75%, due 5/2/21	6,459,969	6,498,328

		31,305,824

Healthcare, Education & Childcare 8.9%
Akorn, Inc. Term Loan B 4.50%, due 4/16/21	4,477,500	4,483,097
Alvogen Pharma US, Inc. Term Loan 6.00%, due 4/2/22	2,800,000	2,819,250
Amsurg Corp. 1st Lien Term Loan B 3.75%, due 7/16/21	5,573,000	5,592,901
♦Community Health Systems, Inc.
Term Loan D 4.25%, due 1/27/21	12,987,754	13,062,434
Term Loan F 3.434%, due 12/31/18	2,099,414	2,111,660
Concordia Healthcare Corp. Term Loan B 4.75%, due 4/21/22	1,200,000	1,207,500
Curo Health Services LLC 2015 1st Lien Term Loan 6.50%, due 2/7/22	3,250,000	3,258,125
DaVita HealthCare Partners, Inc. Term Loan B 3.50%, due 6/24/21	8,120,437	8,140,738

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
Envision Healthcare Corp. Term Loan 4.00%, due 5/25/18	$8,136,674	$8,173,965
Generic Drug Holdings, Inc. Term Loan B1 5.00%, due 8/16/20	1,473,750	1,467,609
Grifols Worldwide Operations USA, Inc. USD Term Loan B 3.184%, due 2/27/21	2,992,443	2,999,924
HCA, Inc.
Extended Term Loan B4 3.025%, due 5/1/18	2,257,084	2,259,906
Term Loan B5 2.934%, due 3/31/17	644,861	645,969
Horizon Pharma Holdings USA, Inc. Term Loan B TBD, due 5/7/21 (c)	1,200,000	1,207,500
IASIS Healthcare LLC Term Loan B2 4.50%, due 5/3/18	4,609,890	4,624,872
IMS Health, Inc. New USD Term Loan 3.50%, due 3/17/21	1,563,844	1,564,334
Kindred Healthcare, Inc. New Term Loan 4.25%, due 4/9/21	5,660,981	5,703,439
Kinetic Concepts, Inc. USD Term Loan E1 4.50%, due 5/4/18	7,628,813	7,674,906
Millennium Laboratories, Inc. Term Loan B 5.25%, due 4/16/21	3,970,000	3,215,700
Onex Carestream Finance, L.P.
1st Lien Term Loan 5.00%, due 6/7/19	7,921,163	7,988,826
2nd Lien Term Loan 9.50%, due 12/7/19	4,539,000	4,536,163
Opal Acquisition, Inc. 1st Lien Term Loan 5.00%, due 11/27/20	6,987,589	6,991,334
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	5,308,333	5,290,322
Pharmaceutical Product Development LLC New Term Loan B 4.00%, due 12/5/18	6,297,489	6,319,977
Quintiles Transnational Corp. Term Loan B3 3.75%, due 6/8/18	8,216,258	8,226,528

	Principal Amount	Value

Healthcare, Education & Childcare (continued)
Select Medical Corp. Series E Term Loan B 3.751%, due 6/1/18	$2,547,682	$2,549,274
Surgical Care Affiliates, Inc. Term Loan B 4.25%, due 3/17/22	2,000,000	2,000,000
Valeant Pharmaceuticals International
Delayed Draw TL B F2 TBD, due 3/30/22	2,106,713	2,119,616
Term Loan B F1 4.00%, due 4/1/22	2,750,430	2,767,277

		129,003,146

Home and Office Furnishings, Housewares & Durable Consumer Products 0.7%
Serta Simmons Holdings LLC Term Loan 4.25%, due 10/1/19	8,286,701	8,334,607
Tempur-Pedic International, Inc. REFI Term Loan B 3.50%, due 3/18/20	2,085,654	2,090,868

		10,425,475

Hotels, Motels, Inns & Gaming 4.8%
Caesars Entertainment Operating Co.
Extended Term Loan B5 10.00%, due 3/1/17 (d)	3,622,550	3,296,520
Extended Term Loan B6 11.00%, due 3/1/17 (d)	3,249,010	2,991,409
Term Loan B7 13.00%, due 1/28/18 (d)	2,897,096	2,664,120
Caesars Entertainment Resort Properties LLC Term Loan B 7.00%, due 10/11/20	4,406,250	4,207,180
CityCenter Holdings LLC Term Loan B 4.25%, due 10/16/20	7,092,265	7,135,116
Hilton Worldwide Finance LLC USD Term Loan B2 3.50%, due 10/26/20	6,704,653	6,726,256
La Quinta Intermediate Holdings LLC Term Loan B 4.00%, due 4/14/21	6,447,548	6,465,685
MGM Resorts International Term Loan B 3.50%, due 12/20/19	7,401,043	7,401,043
Pinnacle Entertainment, Inc. Term Loan B2 3.75%, due 8/13/20	4,516,360	4,517,300
♦Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20	13,825,000	13,957,485

16	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Hotels, Motels, Inns & Gaming (continued)
Station Casinos LLC Term Loan B 4.25%, due 3/2/20	$9,859,855	$9,915,317

		69,277,431

Insurance 2.2%
Asurion LLC
New 2nd Lien Term Loan TBD, due 3/3/21	2,000,000	2,023,750
New Term Loan B1 5.00%, due 5/24/19	6,681,228	6,719,271
Hub International, Ltd. Term Loan B 4.00%, due 10/2/20	6,932,714	6,906,716
MPH Acquisition Holdings LLC Term Loan 3.75%, due 3/31/21	4,986,160	4,982,265
Sedgwick Claims Management Services, Inc.
1st Lien Term Loan 3.75%, due 3/1/21	6,421,353	6,382,556
2nd Lien Term Loan 6.75%, due 2/28/22	4,800,000	4,730,002

		31,744,560

Leisure, Amusement, Motion Pictures & Entertainment 2.4%
Aufinco Pty, Ltd. 1st Lien Term Loan 4.00%, due 5/29/20	3,615,600	3,611,080
2nd Lien Term Loan 8.25%, due 11/30/20	1,200,000	1,182,000
Boyd Gaming Corp. Term Loan B 4.00%, due 8/14/20	2,857,037	2,871,719
Creative Artists Agency, LLC Term Loan B 5.50%, due 12/17/21	1,379,497	1,389,843
Fitness International LLC Term Loan B 5.50%, due 7/1/20	4,964,987	4,704,326
Regal Cinemas Corp. 2015 Term Loan 3.75%, due 4/1/22	3,058,978	3,071,948
SeaWorld Parks & Entertainment, Inc. Incremental Term Loan B3 4.00%, due 5/14/20	3,000,000	3,000,000
William Morris Endeavor Entertainment LLC
1st Lien Term Loan 5.25%, due 5/6/21	4,007,219	3,996,199
2nd Lien Term Loan 8.25%, due 5/6/22	2,800,000	2,751,000
WMG Acquisition Corp. New Term Loan 3.75%, due 7/1/20	8,213,265	8,161,932

		34,740,047

	Principal Amount	Value

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 2.8%
Alliance Laundry Systems LLC
REFI Term Loan 4.25%, due 12/10/18	$5,594,130	$5,610,448
2nd Lien Term Loan 9.50%, due 12/10/19	1,534,091	1,537,926
Apex Tool Group LLC Term Loan B 4.50%, due 1/31/20	6,756,964	6,748,517
Generac Power Systems, Inc. Term Loan B 3.25%, due 5/31/20	4,113,263	4,109,837
♦Rexnord LLC 1st Lien Term Loan B 4.00%, due 8/21/20	15,036,348	15,081,893
Silver II US Holdings LLC Term Loan 4.00%, due 12/13/19	7,750,807	7,544,116

		40,632,737

Manufacturing 0.1%
CPM Holdings, Inc. Term Loan B 6.00%, due 4/11/22	2,000,000	2,020,000

Mining, Steel, Iron & Non-Precious Metals 2.5%
Ameriforge Group, Inc. 1st Lien Term Loan 5.00%, due 12/19/19	3,953,803	3,444,751
Arch Coal, Inc. Term Loan B 6.25%, due 5/16/18	787,565	585,751
Fairmount Minerals, Ltd. New Term Loan B2 4.50%, due 9/5/19	3,940,000	3,750,880
Gates Global, Inc. Term Loan B 4.25%, due 7/5/21	7,462,500	7,463,836
JMC Steel Group, Inc. Term Loan 4.75%, due 4/1/17	2,072,237	2,067,920
McJunkin Red Man Corp. New Term Loan 5.00%, due 11/8/19 (c)	4,535,975	4,472,190
Minerals Technologies, Inc. Term Loan B 4.00%, due 5/7/21	4,760,667	4,776,534
Novelis, Inc. New Term Loan 3.75%, due 3/10/17	6,145,837	6,155,056
Peabody Energy Corp. Term Loan B 4.25%, due 9/24/20	3,447,500	3,105,212

		35,822,130

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Oil & Gas 3.3%
American Energy-Marcellus LLC
1st Lien Term Loan 5.25%, due 8/4/20	$2,000,000	$1,646,666
2nd Lien Term Loan 8.50%, due 8/4/21	500,000	359,688
CITGO Holding, Inc. 2015 Term Loan B 9.50%, due 5/12/18	6,288,000	6,343,020
Energy Transfer Equity, L.P. 2015 Term Loan 4.00%, due 12/2/19	7,200,000	7,225,502
EP Energy LLC Term Loan B2 4.50%, due 4/30/19	626,303	623,368
Fieldwood Energy LLC 2nd Lien Term Loan 8.375%, due 9/30/20	6,500,000	5,040,210
FTS International, Inc. New Term Loan B 5.75%, due 4/16/21	1,490,909	1,232,131
HGIM Corp. Term Loan B 5.50%, due 6/18/20	2,099,063	1,642,516
Penn Products Terminals, LLC Term Loan B 4.75%, due 4/13/22	4,666,600	4,707,433
Philadelphia Energy Solutions LLC Term Loan B 6.25%, due 4/4/18 (c)	3,450,000	3,363,750
Samson Investment Co. New 2nd Lien Term Loan 5.00%, due 9/25/18 (d)	6,700,000	3,190,875
Seadrill Partners Finco LLC Term Loan B 4.00%, due 2/21/21	4,366,090	3,569,278
Sheridan Investment Partners II, L.P.
Term Loan A 4.25%, due 12/16/20	398,196	360,865
Term Loan B 4.25%, due 12/16/20	2,862,511	2,594,150
Term Loan M 4.25%, due 12/16/20	148,505	134,583
Templar Energy LLC New 2nd Lien Term Loan 8.50%, due 11/25/20	2,500,000	1,868,750
Western Refining, Inc. Term Loan B 4.25%, due 11/12/20	3,456,250	3,462,012

		47,364,797

	Principal Amount	Value

Personal & Nondurable Consumer Products (Manufacturing Only) 1.5%
ABC Supply Co., Inc. Term Loan 3.50%, due 4/16/20	$5,910,000	$5,921,820
Prestige Brands, Inc. New Term Loan 4.125%, due 1/31/19	161,210	161,532
Spectrum Brands, Inc. Term Loan C 3.50%, due 9/4/19	4,478,914	4,485,632
SRAM LLC New Term Loan B 4.016%, due 4/10/20	6,866,412	6,860,693
Varsity Brands, Inc. 1st Lien Term Loan 6.00%, due 12/11/21	3,990,000	4,029,900

		21,459,577

Personal Transportation 0.7%
Orbitz Worldwide, Inc. 2014 Term Loan B 4.50%, due 4/15/21	6,653,032	6,644,716
United Airlines, Inc. New Term Loan B 3.50%, due 4/1/19	2,910,152	2,910,152

		9,554,868

Personal, Food & Miscellaneous Services 0.1%
Weight Watchers International, Inc. Term Loan B2 4.00%, due 4/2/20	2,727,021	1,445,321

Printing & Publishing 1.9%
Cengage Learning Acquisitions, Inc. 1st Lien Term Loan 7.00%, due 3/31/20	1,366,688	1,374,091
Checkout Holding Corp. 1st Lien Term Loan 4.50%, due 4/9/21	4,709,388	4,261,996
Dex Media East LLC New Term Loan 6.00%, due 12/30/16	672,342	524,986
Getty Images, Inc. Term Loan B 4.75%, due 10/18/19	3,973,518	3,441,066
McGraw-Hill Global Education Holdings LLC New 1st Lien Term Loan 5.75%, due 3/22/19	1,382,500	1,388,721
Penton Media, Inc. New 2nd Lien Term Loan 9.00%, due 10/2/20	1,400,000	1,394,750

18	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Printing & Publishing (continued)
R.H. Donnelley, Inc. New Term Loan 9.75%, due 12/31/16	$1,544,375	$1,044,384
SNL Financial LC Term Loan 4.50%, due 10/23/18	2,858,997	2,858,997
Tribune Co. 2013 Term Loan 4.00%, due 12/27/20	10,440,446	10,479,598

		26,768,589

Retail Store 5.7%
Academy, Ltd. Term Loan 4.50%, due 8/3/18	972,255	977,116
American Tire Distributors Holdings, Inc. 2015 Term Loan 5.25%, due 9/1/21	4,963,882	5,016,623
BJ’s Wholesale Club, Inc.
New 1st Lien Term Loan 4.50%, due 9/26/19	6,426,212	6,455,329
New 2nd Lien Term Loan TBD, due 3/26/20	975,000	983,531
Dollar Tree, Inc. Term Loan B 4.25%, due 3/9/22	5,100,000	5,163,750
Harbor Freight Tools USA, Inc. New 1st Lien Term Loan 4.75%, due 7/26/19	4,096,512	4,123,140
J Crew Group, Inc. New Term Loan B 4.00%, due 3/5/21	3,089,156	2,893,510
Leslie’s Poolmart, Inc. New Term Loan 4.25%, due 10/16/19	6,966,486	6,966,486
Michaels Stores, Inc.
Incremental 2014 Term Loan B2 4.00%, due 1/28/20	1,786,500	1,794,687
Term Loan B 3.75%, due 1/28/20	10,946,894	10,969,696
NBTY, Inc. Term Loan B2 3.50%, due 10/1/17	1,290,286	1,281,147
Neiman Marcus Group, Inc. (The) 2020 Term Loan 4.25%, due 10/25/20	10,065,057	10,085,640
Party City Holdings, Inc. Term Loan 4.00%, due 7/27/19	6,582,471	6,594,228

	Principal Amount	Value

Retail Store (continued)
Petco Animal Supplies, Inc. New Term Loan 4.00%, due 11/24/17	$6,395,588	$6,410,432
PetSmart, Inc. 1st Lien Term Loan 5.00%, due 3/11/22	7,000,000	7,084,000
Pilot Travel Centers LLC 2014 Term Loan B 4.25%, due 10/1/21	5,989,500	6,069,358

		82,868,673

Telecommunications 3.5%
Avaya, Inc.
Extended Term Loan B3 4.681%, due 10/26/17	2,956,223	2,939,763
Term Loan B6 6.50%, due 3/30/18	7,822,084	7,820,864
Level 3 Financing, Inc.
New 2019 Term Loan 4.00%, due 8/1/19	5,800,000	5,811,600
2020 Term Loan B 4.00%, due 1/15/20	4,000,000	4,011,668
Incremental Term Loan B5 4.50%, due 1/31/22	2,880,000	2,890,201
LTS Buyer LLC
1st Lien Term Loan 4.00%, due 4/13/20	5,895,000	5,889,476
2nd Lien Term Loan 8.00%, due 4/12/21	316,250	315,723
Mitel US Holdings Inc. 2015 Term Loan TBD, due 4/30/22	5,000,000	5,033,335
Syniverse Holdings, Inc. Term Loan 4.00%, due 4/23/19	5,945,002	5,755,505
Zayo Group LLC Term Loan B 4.00%, due 7/2/19	10,681,921	10,683,587

		51,151,722

Textiles & Leather 0.5%
Science Applications International Corp. Term Loan B TBD, due 5/4/22	2,000,000	2,010,000
Staples, Inc. Term Loan B TBD, due 4/30/21 (c)	3,360,000	3,373,534
Trinseo Materials Operating S.C.A. Term Loan B TBD, due 11/5/21 (c)	2,480,000	2,489,300

		7,872,834

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Utilities 3.2%
Astoria Energy LLC Term Loan B 5.00%, due 12/24/21	$2,652,750	$2,664,356
Bayonne Energy Center LLC Term Loan B 5.00%, due 8/19/21 (c)	2,715,079	2,733,181
Calpine Corp.
Term Loan B1 4.00%, due 4/1/18	2,383,088	2,395,335
Term Loan B2 4.00%, due 4/1/18	7,724,220	7,760,431
Dynegy Holdings, Inc. Term Loan B2 4.00%, due 4/23/20	7,061,997	7,088,479
EIF Channelview Cogeneration LLC Term Loan B 4.25%, due 5/8/20	1,247,830	1,248,350
Energy Future Intermediate Holding Co. LLC DIP Term Loan 4.25%, due 6/19/16	5,000,000	5,027,085
Essential Power LLC Term Loan B 4.75%, due 8/8/19	3,462,094	3,480,848
Granite Acquisition, Inc.
2nd Lien Term Loan B 8.25%, due 12/19/22	1,200,000	1,225,500
Term Loan B 5.00%, due 12/19/21	2,293,103	2,324,595
Term Loan C 5.00%, due 12/19/21	101,149	102,539
La Frontera Generation LLC Term Loan 4.50%, due 9/30/20	8,646,109	8,662,320
Southeast PowerGen LLC Term Loan B 4.50%, due 12/2/21	1,857,345	1,875,918

		46,588,937

Total Floating Rate Loans (Cost $1,296,775,809)		1,286,612,685

Foreign Floating Rate Loans 8.2% (b)
Automobile 0.1%
INA Beteiligungsgesellschaft mbH USD Term Loan B 4.25%, due 5/15/20	1,500,000	1,511,238

	Principal Amount	Value
Beverage, Food & Tobacco 0.2%
Charger OpCo B.V. USD Term Loan B1 3.50%, due 7/23/21	$3,000,000	$2,988,750

Chemicals, Plastics & Rubber 0.2%
Allnex (Luxembourg) & Cy S.C.A. USD Term Loan B1 4.50%, due 10/3/19	2,359,929	2,367,304
Flint Group GmbH USD Term Loan C 4.75%, due 9/7/21	547,203	550,623

		2,917,927

Containers, Packaging & Glass 0.4%
CD&R Millennium HoldCo 6 S.A.R.L.
USD 1st Lien Term Loan 4.50%, due 7/31/21	3,743,190	3,740,072
USD 2nd Lien Term Loan 8.25%, due 7/31/22	2,600,000	2,574,000

		6,314,072

Electronics 0.6%
Avago Technologies Cayman, Ltd. USD Term Loan B 3.75%, due 5/6/21	7,771,651	7,804,331
Shield Finance Co. S.A.R.L. USD Term Loan 5.00%, due 1/29/21	1,386,000	1,393,508

		9,197,839

Healthcare, Education & Childcare 1.1%
DPx Holdings B.V. 2014 USD Incremental Term Loan 4.25%, due 3/11/21	3,970,000	3,970,000
Mallinckrodt International Finance S.A.
Incremental Term Loan B1 3.50%, due 3/19/21	1,496,241	1,497,843
Term Loan B 3.25%, due 3/19/21	990,000	989,470
Valeant Pharmaceuticals International, Inc.
Series D2 Term Loan B 3.50%, due 2/13/19	5,183,711	5,199,101
Series E Term Loan B 3.50%, due 8/5/20	4,549,695	4,559,363

		16,215,777

Hotels, Motels, Inns & Gaming 0.3%
Amaya Holdings B.V.
USD 1st Lien Term Loan 5.00%, due 8/1/21	2,587,000	2,592,660
USD 2nd Lien Term Loan 8.00%, due 8/1/22	1,928,571	1,943,036

		4,535,696

20	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Leisure, Amusement, Motion Pictures & Entertainment 1.7%

Bauer Performance Sports, Ltd. Term Loan B 4.00%, due 4/15/21	$1,703,050	$1,703,760
Bombardier Recreational Products, Inc. New Term Loan B 4.00%, due 1/30/19	8,525,714	8,561,241
Delta 2 (Luxembourg) S.A.R.L.
USD Term Loan B3 4.75%, due 7/30/21	4,166,667	4,171,875
USD 2nd Lien Term Loan 7.75%, due 7/31/22	2,800,000	2,804,668
Travelport Finance (Luxembourg) S.A.R.L. 2014 Term Loan B 5.75%, due 9/2/21	6,986,250	7,052,836

		24,294,380

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.3%
Husky Injection Molding Systems, Ltd.
1st Lien Term Loan 4.25%, due 6/30/21	3,442,576	3,459,754
2nd Lien Term Loan 7.25%, due 6/30/22	1,167,717	1,150,202

		4,609,956

Mining, Steel, Iron & Non-Precious Metals 0.2%
FMG Resources (August 2006) Pty, Ltd. New Term Loan B 3.75%, due 6/30/19	3,591,249	3,240,104

Oil & Gas 0.5%
Drillships Financing Holdings, Inc. Term Loan B1 6.00%, due 3/31/21	3,420,944	2,758,991
Expro FinServices S.A.R.L. Term Loan 5.75%, due 9/2/21	2,653,333	2,360,360
Pacific Drilling S.A. Term Loan B 4.50%, due 6/3/18	3,056,667	2,685,410

		7,804,761

Personal, Food & Miscellaneous Services 0.7%
1011778 B.C. Unlimited Liability Co. 2014 Term Loan B 4.50%, due 12/12/21	9,317,001	9,420,150

Printing & Publishing 0.7%
Springer Science+Business Media Deutschland GmbH USD Term Loan B3 4.75%, due 8/14/20	10,335,862	10,366,012

	Principal Amount	Value

Retail Store 0.1%
Hudson’s Bay Co. 1st Lien Term Loan 4.75%, due 11/4/20	$1,408,333	$1,413,395

Telecommunications 1.1%
Intelsat Jackson Holdings S.A. Term Loan B2 3.75%, due 6/30/19	4,702,081	4,697,379
Telesat USD Term Loan B2 3.50%, due 3/28/19	10,310,090	10,318,678

		15,016,057

Total Foreign Floating Rate Loans (Cost $120,660,253)		119,846,114

Total Long-Term Bonds (Cost $1,428,843,890)		1,418,089,970

	Shares
Affiliated Investment Company 1.1%
Fixed Income Fund 1.1%
♦MainStay High Yield Corporate Bond Fund Class I	2,709,542	15,823,725

Total Affiliated Investment Company (Cost $15,848,586)		15,823,725

Common Stock 0.0%‡
Beverage, Food & Tobacco 0.0%‡
Nellson Nutraceutical, Inc. (c)(e)	379	38,517

Total Common Stock (Cost $531,732)		38,517

	Principal Amount
Short-Term Investments 5.2%
Other Commercial Paper 3.1%
AstraZeneca PLC 0.101%, due 6/19/15 (a)(f)	$16,000,000	15,997,822
John Deere Bank SA 0.101%, due 6/18/15 (a)(f)	5,400,000	5,399,280
Kimberly-Clark Corp. 0.08%, due 6/9/15 (a)(f)	3,960,000	3,959,657
Total Capital Canada Ltd. 0.08%, due 6/4/15 (a)(f)	20,000,000	19,998,489

Total Other Commercial Paper (Cost $45,355,248)		45,355,248

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Short-Term Investments (continued)
Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $1,292,779 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 11/2/22, with a Principal Amount of $1,335,000 and a Market Value of $1,318,977)	$1,292,779	$1,292,779

Total Repurchase Agreement (Cost $1,292,779)		1,292,779

U.S. Government 2.0%
United States Treasury Bills
0.01%, due 5/28/15 (f)	4,620,000	4,619,965
0.01%, due 6/25/15 (f)	3,692,000	3,691,944
0.024%, due 5/21/15 (f)	19,898,000	19,897,899

Total U.S. Government (Cost $28,209,808)		28,209,808

Total Short-Term Investments (Cost $74,857,835)		74,857,835

Total Investments (Cost $1,520,082,043) (g)	104.2%	1,508,810,047
Other Assets, Less Liabilities	(4.2)	(61,001,056)
Net Assets	100.0%	$1,447,808,991

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of April 30, 2015.

(c)	Illiquid security—As of April 30, 2015, the total market value of these securities was $37,263,136, which represented 2.6% of the Fund’s net assets.

(d)	Issue in default.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2015, the total market value of this security was $38,517, which represented less than one-tenth of a percent of the Fund’s net assets.

(f)	Interest rate shown represents yield to maturity.
(g)	As of April 30, 2015, cost was $1,519,725,182 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$8,337,161
Gross unrealized depreciation	(19,252,296)

Net unrealized depreciation	$(10,915,135)

The	following abbreviation is used in the preceding pages:

TBD—To	be determined

22	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$11,631,171	$—	$11,631,171
Floating Rate Loans (b)	—	1,230,104,543	56,508,142	1,286,612,685
Foreign Floating Rate Loans (c)	—	117,272,114	2,574,000	119,846,114

Total Long-Term Bonds	—	1,359,007,828	59,082,142	1,418,089,970

Affiliated Investment Company
Fixed Income Fund	15,823,725	—	—	15,823,725
Common Stock (d)	—	—	38,517	38,517
Short-Term Investments
Other Commercial Paper	—	45,355,248	—	45,355,248
Repurchase Agreement	—	1,292,779	—	1,292,779
U.S. Government	—	28,209,808	—	28,209,808

Total Short-Term Investments	—	74,857,835	—	74,857,835

Total Investments in Securities	$15,823,725	$1,433,865,663	$59,120,659	$1,508,810,047

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Includes $56,508,142 of Level 3 securities which represent Floating Rate Loans whose value was obtained from an independent pricing service which utilized significant unobservable inputs to measure each such value as referenced in the Portfolio of Investments.

(c)	Includes $2,574,000 of a Level 3 security which represents a Foreign Floating Rate Loan whose value was obtained from an independent pricing service which utilized significant unobservable inputs to measure such value as referenced in the Portfolio of Investments.

(d)	The Level 3 security valued at $38,517 is held in Beverage, Food & Tobacco within the Common Stock section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements.

As of April 30, 2015, securities with a market value of $25,496,464 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of October 31, 2014, the fair value obtained for these floating rate loans, from an independent pricing service, utilized significant observable inputs.

As of April 30, 2015, securities with a market value of $27,757,527 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of October 31, 2014, the fair value obtained for these floating rate loans, from an independent pricing service, utilized significant unobservable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2015 (b)
Long-Term Bonds
Floating Rate Loans
Automobile	$6,661,660	$—	$—	$—	$—	$—	$—	$(6,661,660)	$—	$—
Beverage, Food & Tobacco	2,224,430	—	—	—	—	—	—	(2,224,430)	—	—
Broadcasting & Entertainment	2,707,084	—	—	—	—	—	—	(2,707,084)	—	—
Buildings & Real Estate	—	2,119	117	123,707	—	(30,000)	5,791,688	—	5,887,631	123,149
Chemicals, Plastics & Rubber	1,295,125	385	15	14,201	—	(3,250)	—	—	1,306,476	14,201
Diversified/Conglomerate Manufacturing	3,272,260	3,069	—	(81,807)	1,598,019	—	2,088,281	(3,272,260)	3,607,562	(81,807)
Diversified/Conglomerate Service	4,851,187	5,766	(30,911)	(123,478)	—	(675,185)	8,469,214	(3,548,437)	8,948,156	(123,478)
Electronics	7,972,536	4,569	120	(19,236)	—	(30,265)	—	—	7,927,724	(19,192)
Finance	5,210,625	9,314	—	(22,439)	—	—	—	—	5,197,500	(22,439)
Healthcare, Education & Childcare	6,797,728	(218)	(2,650)	63,036	1,995,019	(2,759,445)	—	(4,093,470)	2,000,000	4,899
Leisure, Amusement, Motion Pictures & Entertainment	2,376,000	1,682	(39,044)	48,844	—	(1,177,482)	2,723,000	—	3,933,000	(2,200)
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	7,522,546	82	11,663	342,400	—	(1,128,174)	1,537,926	—	8,286,443	364,855
Manufacturing	—	—	—	40,000	1,980,000	—	—	—	2,020,000	40,000
Oil & Gas	—	3,716	119	83,541	970,019	(12,500)	2,318,855	—	3,363,750	82,931
Personal & Nondurable Consumer Products (Manufacturing Only)	—	1,816	97	77,971	3,960,016	(10,000)	—	—	4,029,900	77,971
Personal, Food & Miscellaneous Services	2,373,868	375	10,973	(5,412)	—	(2,379,804)	—	—	—	—
Printing & Publishing	1,386,000	—	—	—	—	—	—	(1,386,000)	—	—
Retail Store	4,970,105	487	3,747	1,986	—	(4,976,325)	—	—	—	—
Utilities	5,314,602	530	(3,870)	16,914	—	(1,722,176)	—	(3,606,000)	—	—
Foreign Floating Rate Loans
Containers, Packaging & Glass	—	1,617	—	4,883	—	—	2,567,500	—	2,574,000	4,883
Printing & Publishing	258,186	—	—	—	—	—	—	(258,186)	—	—
Common Stock
Beverage, Food & Tobacco	38,517	—	—	—	—	—	—	—	38,517	—

Total	$65,232,459	$35,309	$(49,624)	$565,111	$10,503,073	$(14,904,606)	$25,496,464	$(27,757,527)	$59,120,659	$463,773

(a)	Sales include principal reductions.
(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

24	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,504,233,457)	$1,492,986,322
Investment in affiliated investment company, at value (identified cost $15,848,586)	15,823,725
Receivables:
Investment securities sold	22,063,729
Dividends and interest	5,787,616
Fund shares sold	2,813,394
Other assets	95,212

Total assets	1,539,569,998

Liabilities
Payables:
Investment securities purchased	65,233,838
Fund shares redeemed	24,423,369
Manager (See Note 3)	708,668
Transfer agent (See Note 3)	480,606
NYLIFE Distributors (See Note 3)	242,820
Shareholder communication	74,161
Professional fees	57,075
Custodian	13,375
Trustees	2,200
Accrued expenses	10,996
Dividend payable	513,899

Total liabilities	91,761,007

Net assets	$1,447,808,991

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$153,347
Additional paid-in capital	1,528,189,062

1,528,342,409
Distributions in excess of net investment income	(470,175)
Accumulated net realized gain (loss) on investments, unfunded commitments and foreign currency transactions	(68,791,247)
Net unrealized appreciation (depreciation) on investments	(11,271,996)

Net assets	$1,447,808,991

Class A
Net assets applicable to outstanding shares	$356,358,156

Shares of beneficial interest outstanding	37,751,925

Net asset value per share outstanding	$9.44
Maximum sales charge (3.00% of offering price)	0.29

Maximum offering price per share outstanding	$9.73

Investor Class
Net assets applicable to outstanding shares	$30,066,681

Shares of beneficial interest outstanding	3,185,182

Net asset value per share outstanding	$9.44
Maximum sales charge (3.00% of offering price)	0.29

Maximum offering price per share outstanding	$9.73

Class B
Net assets applicable to outstanding shares	$10,867,730

Shares of beneficial interest outstanding	1,150,421

Net asset value and offering price per share outstanding	$9.45

Class C
Net assets applicable to outstanding shares	$186,067,282

Shares of beneficial interest outstanding	19,704,180

Net asset value and offering price per share outstanding	$9.44

Class I
Net assets applicable to outstanding shares	$864,449,142

Shares of beneficial interest outstanding	91,555,158

Net asset value and offering price per share outstanding	$9.44

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Interest	$33,356,829
Dividends	311,426

Total income	33,668,255

Expenses
Manager (See Note 3)	4,256,189
Distribution/Service—Class A (See Note 3)	477,456
Distribution/Service—Investor Class (See Note 3)	36,939
Distribution/Service—Class B (See Note 3)	53,490
Distribution/Service—Class C (See Note 3)	964,143
Transfer agent (See Note 3)	1,266,654
Shareholder communication	95,010
Registration	81,968
Professional fees	61,804
Custodian	27,512
Trustees	13,597
Miscellaneous	38,403

Total expenses	7,373,165

Net investment income (loss)	26,295,090

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on investments	(8,709,149)

Net change in unrealized appreciation (depreciation) on:
Investments and unfunded commitments	8,700,557
Translation of other assets and liabilities in foreign currencies	(212,660)

Net change in unrealized appreciation (depreciation) on investments, unfunded commitments and foreign currency transactions	8,487,897

Net realized and unrealized gain (loss) on investments, unfunded commitments and foreign currency transactions	(221,252)

Net increase (decrease) in net assets resulting from operations	$26,073,838

26	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$26,295,090	$60,040,972
Net realized gain (loss) on investments and foreign currency transactions	(8,709,149)	(149,260)
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	8,487,897	(23,827,036)

Net increase (decrease) in net assets resulting from operations	26,073,838	36,064,676

Dividends to shareholders:
From net investment income:
Class A	(6,897,366)	(18,646,034)
Investor Class	(534,046)	(1,073,211)
Class B	(153,131)	(378,407)
Class C	(2,767,196)	(6,442,147)
Class I	(15,827,987)	(33,616,564)

Total dividends to shareholders	(26,179,726)	(60,156,363)

Capital share transactions:
Net proceeds from sale of shares	240,441,798	551,825,999
Net asset value of shares issued to shareholders in reinvestment of dividends	22,958,770	53,605,592
Cost of shares redeemed	(309,731,067)	(776,613,516)

Increase (decrease) in net assets derived from capital share transactions	(46,330,499)	(171,181,925)

Net increase (decrease) in net assets	(46,436,387)	(195,273,612)

Net Assets
Beginning of period	1,494,245,378	1,689,518,990

End of period	$1,447,808,991	$1,494,245,378

Distributions in excess of net investment income at end of period	$(470,175)	$(585,539)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$9.44		$9.58	$9.53	$9.31	$9.42	$8.97

Net investment income (loss)	0.17		0.33	0.38	0.37	0.35	0.33
Net realized and unrealized gain (loss) on investments	(0.00	)‡	(0.13)	0.04	0.22	(0.11)	0.45
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00 ‡	—	—	—	—

Total from investment operations	0.17		0.20	0.42	0.59	0.24	0.78

Less dividends:
From net investment income	(0.17)		(0.34)	(0.37)	(0.37)	(0.35)	(0.33)

Redemption fee (a)	—		—	—	—	—	0.00 ‡

Net asset value at end of period	$9.44		$9.44	$9.58	$9.53	$9.31	$9.42

Total investment return (b)	1.80	%(c)	2.09%	4.43%	6.42%	2.53%	8.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.63	%††	3.53%	3.79%	3.90%	3.69%	3.62%
Net expenses	1.07	%††	1.07%	1.00%	0.99%	0.98%	1.00%
Portfolio turnover rate	15%		45%	47%	47%	38%	10%
Net assets at end of period (in 000’s)	$356,358		$419,451	$567,728	$384,837	$453,282	$429,262

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$9.44		$9.58	$9.53	$9.31	$9.42	$8.97

Net investment income (loss)	0.17		0.34	0.36	0.36	0.34	0.32
Net realized and unrealized gain (loss) on investments	(0.00	)‡	(0.14)	0.05	0.22	(0.11)	0.45
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00 ‡	—	—	—	—

Total from investment operations	0.17		0.20	0.41	0.58	0.23	0.77

Less dividends:
From net investment income	(0.17)		(0.34)	(0.36)	(0.36)	(0.34)	(0.32)

Redemption fee (a)	—		—	—	—	—	0.00 ‡

Net asset value at end of period	$9.44		$9.44	$9.58	$9.53	$9.31	$9.42

Total investment return (b)	1.81	%(c)	2.13%	4.38%	6.35%	2.45%	8.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.63	%††	3.57%	3.76%	3.83%	3.61%	3.52%
Net expenses	1.06	%††	1.04%	1.05%	1.06%	1.06%	1.10%
Portfolio turnover rate	15%		45%	47%	47%	38%	10%
Net assets at end of period (in 000’s)	$30,067		$30,440	$29,739	$26,406	$26,068	$23,245

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

28	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$9.45		$9.59	$9.54	$9.32	$9.43	$8.97

Net investment income (loss)	0.13		0.26	0.30	0.29	0.27	0.25
Net realized and unrealized gain (loss) on investments	(0.00	)‡	(0.13)	0.04	0.22	(0.11)	0.46
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00 ‡	—	—	—	—

Total from investment operations	0.13		0.13	0.34	0.51	0.16	0.71

Less dividends:
From net investment income	(0.13)		(0.27)	(0.29)	(0.29)	(0.27)	(0.25)

Redemption fee (a)	—		—	—	—	—	0.00 ‡

Net asset value at end of period	$9.45		$9.45	$9.59	$9.54	$9.32	$9.43

Total investment return (b)	1.43	%(c)	1.37%	3.60%	5.68%	1.59%	8.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.88	%††	2.82%	3.00%	3.08%	2.86%	2.76%
Net expenses	1.81	%††	1.79%	1.80%	1.81%	1.82%	1.85%
Portfolio turnover rate	15%		45%	47%	47%	38%	10%
Net assets at end of period (in 000’s)	$10,868		$11,486	$14,134	$12,153	$14,508	$17,665

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$9.44		$9.58	$9.54	$9.31	$9.43	$8.97

Net investment income (loss)	0.13		0.27	0.29	0.29	0.27	0.25
Net realized and unrealized gain (loss) on investments	(0.00	)‡	(0.14)	0.04	0.23	(0.12)	0.46
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00 ‡	—	—	—	—

Total from investment operations	0.13		0.13	0.33	0.52	0.15	0.71

Less dividends:
From net investment income	(0.13)		(0.27)	(0.29)	(0.29)	(0.27)	(0.25)

Redemption fee (a)	—		—	—	—	—	0.00 ‡

Net asset value at end of period	$9.44		$9.44	$9.58	$9.54	$9.31	$9.43

Total investment return (b)	1.43	%(c)	1.37%	3.49%	5.67%	1.59%	8.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.89	%††	2.82%	3.00%	3.09%	2.87%	2.76%
Net expenses	1.81	%††	1.79%	1.80%	1.81%	1.81%	1.85%
Portfolio turnover rate	15%		45%	47%	47%	38%	10%
Net assets at end of period (in 000’s)	$186,067		$207,985	$231,475	$187,580	$197,230	$173,005

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$9.44		$9.58	$9.53	$9.31	$9.43	$8.97

Net investment income (loss)	0.18		0.36	0.39	0.39	0.37	0.36
Net realized and unrealized gain (loss) on investments	(0.00	)‡	(0.14)	0.05	0.22	(0.12)	0.46
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00 ‡	—	—	—	—

Total from investment operations	0.18		0.22	0.44	0.61	0.25	0.82

Less dividends:
From net investment income	(0.18)		(0.36)	(0.39)	(0.39)	(0.37)	(0.36)

Redemption fee (a)	—		—	—	—	—	0.00 ‡

Net asset value at end of period	$9.44		$9.44	$9.58	$9.53	$9.31	$9.43

Total investment return (b)	1.93	%(c)	2.35%	4.69%	6.69%	2.67%	9.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.87	%††	3.78%	4.03%	4.14%	3.94%	3.87%
Net expenses	0.81	%††	0.82%	0.75%	0.74%	0.73%	0.75%
Portfolio turnover rate	15%		45%	47%	47%	38%	10%
Net assets at end of period (in 000’s)	$864,449		$824,883	$846,444	$485,591	$374,973	$342,167

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

30	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Floating Rate Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay Floating Rate Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers five classes of shares. Class A, Class B, Class C and Class I shares commenced operations on May 3, 2004. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments to $500,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within four years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to Class A or Investor Class shares at the end of the calendar quarter four years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek high current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

31

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund held a security with a value of $38,517 that was fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund held Level 3 securities with a value of $59,082,142 that were valued by utilizing significant unobservable inputs.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling

32	MainStay Floating Rate Fund

illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and distributions from net realized capital and currency gains, if any, are declared and paid at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Fund from the Underlying Funds are recorded on the ex-dividend date. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straightline method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. Loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the

33

Notes to Financial Statements (Unaudited) (continued)

prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(J)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund’s principal investments include floating rate loans, which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund’s NAV could go down and you could lose money.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund.

NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. The effective management fee rate was 0.59% for the six-month period ended April 30, 2015.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $4,256,189.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For

34	MainStay Floating Rate Fund

providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $19,763 and $3,973, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $19,913, $3, $5,622 and $10,657, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$340,491
Investor Class	25,152
Class B	9,097
Class C	164,250
Class I	727,664

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2015, the Fund held the following percentage of outstanding shares of an affiliated investment company:

MainStay High Yield Corporate Bond Fund Class I	0.4%

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2014, for federal income tax purposes, capital loss carryforwards of $60,438,959 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2015	$14,042	$—
2016	30,853	—
2017	7,484	—
2018	2,022	—
2019	3,796	—
Unlimited	—	2,242
Total	$58,197	$2,242

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$60,156,363

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

35

Notes to Financial Statements (Unaudited) (continued)

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities, other than short-term securities, were $217,340 and $246,779, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	4,699,640	$43,976,950
Shares issued to shareholders in reinvestment of dividends and distributions	655,173	6,136,836
Shares redeemed	(12,097,894)	(113,311,819)

Net increase (decrease) in shares outstanding before conversion	(6,743,081)	(63,198,033)
Shares converted into Class A (See Note 1)	131,314	1,222,179
Shares converted from Class A (See Note 1)	(81,017)	(760,751)

Net increase (decrease)	(6,692,784)	$(62,736,605)

Year ended October 31, 2014:
Shares sold	18,377,715	$175,838,494
Shares issued to shareholders in reinvestment of dividends and distributions	1,745,436	16,676,741
Shares redeemed	(35,143,156)	(335,751,865)

Net increase (decrease) in shares outstanding before conversion	(15,020,005)	(143,236,630)
Shares converted into Class A (See Note 1)	339,956	3,254,887
Shares converted from Class A (See Note 1)	(128,855)	(1,227,134)

Net increase (decrease)	(14,808,904)	$(141,208,877)

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	267,546	$2,507,446
Shares issued to shareholders in reinvestment of dividends and distributions	54,991	515,128
Shares redeemed	(367,583)	(3,442,356)

Net increase (decrease) in shares outstanding before conversion	(45,046)	(419,782)
Shares converted into Investor Class (See Note 1)	115,105	1,080,482
Shares converted from Investor Class (See Note 1)	(110,235)	(1,025,835)

Net increase (decrease)	(40,176)	$(365,135)

Year ended October 31, 2014:
Shares sold	804,819	$7,695,909
Shares issued to shareholders in reinvestment of dividends and distributions	108,085	1,032,080
Shares redeemed	(726,837)	(6,950,147)

Net increase (decrease) in shares outstanding before conversion	186,067	1,777,842
Shares converted into Investor Class (See Note 1)	220,796	2,106,591
Shares converted from Investor Class (See Note 1)	(285,201)	(2,730,666)

Net increase (decrease)	121,662	$1,153,767

Class B	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	193,787	$1,816,831
Shares issued to shareholders in reinvestment of dividends and distributions	13,407	125,730
Shares redeemed	(217,719)	(2,036,668)

Net increase (decrease) in shares outstanding before conversion	(10,525)	(94,107)
Shares converted from Class B (See Note 1)	(55,121)	(516,075)

Net increase (decrease)	(65,646)	$(610,182)

Year ended October 31, 2014:
Shares sold	319,006	$3,056,828
Shares issued to shareholders in reinvestment of dividends and distributions	30,542	292,007
Shares redeemed	(460,810)	(4,403,397)

Net increase (decrease) in shares outstanding before conversion	(111,262)	(1,054,562)
Shares converted from Class B (See Note 1)	(146,584)	(1,403,678)

Net increase (decrease)	(257,846)	$(2,458,240)

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	1,274,403	$11,923,798
Shares issued to shareholders in reinvestment of dividends and distributions	240,215	2,251,976
Shares redeemed	(3,839,876)	(35,902,163)

Net increase (decrease)	(2,325,258)	$(21,726,389)

Year ended October 31, 2014:
Shares sold	4,135,588	$39,598,238
Shares issued to shareholders in reinvestment of dividends and distributions	549,744	5,252,988
Shares redeemed	(6,805,627)	(65,019,119)

Net increase (decrease)	(2,120,295)	$(20,167,893)

36	MainStay Floating Rate Fund

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	19,237,074	$180,216,773
Shares issued to shareholders in reinvestment of dividends and distributions	1,486,168	13,929,100
Shares redeemed	(16,550,811)	(155,038,061)

Net increase (decrease)	4,172,431	$39,107,812

Year ended October 31, 2014:
Shares sold	34,038,253	$325,636,530
Shares issued to shareholders in reinvestment of dividends and distributions	3,177,228	30,351,776
Shares redeemed	(38,151,825)	(364,488,988)

Net increase (decrease)	(936,344)	$(8,500,682)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Floating Rate Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including NYL Investors as subadvisor to the Fund and responses from New York Life Investments and NYL Investors to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit

Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and NYL Investors and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and NYL Investors

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that NYL Investors provides to the Fund. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Fund and

38	MainStay Floating Rate Fund

managing other portfolios. It examined NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and NYL Investors’ overall legal and compliance environment. The Board also reviewed NYL Investors’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board observed that the Fund was more conservatively positioned than many of its peers, and that this conservative positioning may cause the Fund to underperform peer funds in more speculative market environments.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and NYL Investors to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided by New York Life Investments and NYL Investors under the Agreements and the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and NYL Investors must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to NYL Investors are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with

40	MainStay Floating Rate Fund

subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

41

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).

42	MainStay Floating Rate Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1653997 MS139-15	MSFR10-06/15 NL0A4

MainStay Asset Allocation Funds

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

MainStay Conservative Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Growth Allocation Fund

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund(s) during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.23 2.40%	–0.84 4.93%	6.51 7.72%	5.80 6.40%	1.21 1.21%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.22 2.41	–0.90 4.87	6.36 7.57	5.72 6.32	1.36 1.36
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–2.90 1.96	–0.92 4.02	6.45 6.76	5.54 5.54	2.11 2.11
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	0.99 1.96	3.03 4.02	6.76 6.76	5.54 5.54	2.11 2.11
Class I Shares	No Sales Charge		2.59	5.23	8.00	6.71	0.96

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[4]	4.40%	12.98%	14.33%	8.32%
MSCI EAFE® Index[5]	6.81	1.66	7.40	5.62
Barclays U.S. Aggregate Bond Index[6]	2.06	4.46	4.12	4.75
Conservative Allocation Composite Index[7]	3.33	6.79	7.91	6.28
Average Lipper Mixed-Asset Target Allocation Conservative Fund[8]	1.94	3.95	5.93	4.85

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.

Effective February 28, 2014, the Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Prior to February 28, 2014, the Conservative Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 35%, 5%, and 60%, respectively. The Fund has selected the Conservative Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.	The average Lipper mixed-asset target allocation conservative fund is representative of funds that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,024.00	$1.76	$1,023.10	$1.76

Investor Class Shares	$1,000.00	$1,024.10	$2.46	$1,022.40	$2.46

Class B Shares	$1,000.00	$1,019.60	$6.21	$1,018.60	$6.21

Class C Shares	$1,000.00	$1,019.60	$6.21	$1,018.60	$6.21

Class I Shares	$1,000.00	$1,025.90	$0.50	$1,024.30	$0.50

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.35% for Class A, 0.49% for Investor Class, 1.24% for Class B and Class C and 0.10% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

7

Investment Objectives of Underlying Funds as of April 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

8	MainStay Conservative Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Conservative Allocation Fund perform relative to its benchmarks and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Conservative Allocation Fund returned 2.40% for Class A shares, 2.41% for Investor Class shares and 1.96% for Class B shares and Class C shares for the six months ended April 30, 2015. Over the same time period, Class I shares returned 2.59%. For the six months ended April 30, 2015, all share classes underperformed the 4.40% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and the 6.81% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the six months ended April 30, 2015, Class A, Investor Class and Class I shares outperformed—and Class B and Class C shares underperformed—the 2.06% return of the Barclays U.S. Aggregate Bond Index.2 Over the same period, all share classes underperformed the 3.33% return of the Conservative Allocation Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Conservative Allocation Composite Index are additional benchmarks of the Fund. All share classes outperformed the 1.94% return of the Average Lipper3 Mixed-Asset Target Allocation Conservative Fund for the six months ended April 30, 2015. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s allocation to Underlying Funds that invest in bonds—accounted for many of the challenges the Fund experienced in terms of relative performance. Bonds generally underperformed domestic equities during the reporting period.

The Conservative Allocation Composite Index reflects a broader mix of asset classes. During the reporting period, the performance of the Underlying Funds detracted modestly from the Fund’s performance relative to the Conservative Allocation Composite Index. Among the Underlying Funds that detracted from the Fund’s relative performance were MainStay Cushing Royalty Energy Income Fund, MainStay Large Cap Growth Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Marketfield Fund and MainStay Total Return Bond Fund.

The Fund’s asset-allocation policy detracted slightly from relative performance. The Fund’s longstanding bias for stocks over bonds ended near year-end 2014. Since then, the Fund has been mildly underweight in equities for most of the reporting period. The management of the Fund’s stock/bond blend added to the Fund’s relative performance, but only slightly. The Fund’s preferences for international stocks over U.S. stocks, emerging markets over developed markets, and small-cap stocks over large-cap stocks had a minimal effect on the Fund’s relative performance.

In the fixed-income portion of the Fund, we held a much larger position in cash than is customary for the Fund, which detracted from relative performance and was largely responsible for the negative effects of the Fund’s asset-allocation policy. During the reporting period, the Fund was positioned for an increase in yields that did not materialize.

Overall, the Fund’s asset-class positioning was relatively close to that of the Conservative Allocation Composite Index. For this reason, asset allocation had only a minor influence on performance relative to that Index.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

During the reporting period, active positioning was generally restrained in the Fund. Equity valuations have risen significantly in recent years and no longer appear to offer much of a bargain. We believe that a strong dollar and a likely rise in wage pressures may diminish profit margins. These forces could erode earnings growth. In our opinion, the U.S. economy appeared relatively healthy and equities appeared attractively positioned in relation to fixed-income alternatives during the reporting period. Because these influences tended to balance one another out, we maintained a position close to that of the Conservative Allocation Composite Index. Should we see a significant market

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

pullback, we might become more enthusiastic about the investment prospects for U.S. stocks. In the interim, our active positioning was limited to a modest bias toward smaller-capitalization companies, which we believe tend to be less sensitive to the effects of a strong dollar, and international markets, which we believe reflect better valuations.

In the fixed-income portion of the Fund, we continue to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index, as has been the case for several years. This reflects our expectation that healthy levels of economic growth will render further monetary intervention inappropriate and will ultimately lead to upward pressure on wages and consumer pricing. During the reporting period, that view was premature at best, as interest rates remained very low and investors appeared to be as concerned about deflation as they were about inflation. Fortunately, the impact on the Fund’s performance was rather small because short-term yields remained very low during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

Allocations remained fairly stable during the reporting period. Cash holdings and the Fund’s position in MainStay Indexed Bond Fund were increased as we unwound the Fund’s overweight posture in equities. The Fund’s allocation to MainStay U.S. Small Cap Fund also grew as we shifted equity exposure down the capitalization spectrum. Funding for these investments came from a variety of Underlying Funds that invest in large-cap stocks, including MainStay Epoch U.S. All Cap Fund, MainStay Large Cap Growth Fund and MainStay ICAP Equity Fund.

We increased the Fund’s position in MainStay Cushing Renaissance Advantage Fund to a more meaningful size. Given the turbulence in crude oil pricing, we shifted exposure from the upstream sector of the MLP (Master Limited Partnership) market to the midstream sector by rolling out of MainStay Cushing Royalty Energy Income Fund and into MainStay Cushing MLP Premier Fund.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the entire reporting period, the highest total returns came from MainStay International Opportunities Fund and MainStay Epoch Global Choice Fund. By far the lowest total return in the equity portion of the Fund came from MainStay Cushing Royalty Energy Income Fund, followed by MainStay Cushing Renaissance

Advantage Fund. Both of these Underlying Funds provided negative total returns during the reporting period.

Which Underlying Equity Funds were the strongest contributors to the Fund’s absolute performance and which Underlying Equity Funds were particularly weak?

As a result of position size and strong performance, the most significant positive contributor to the Fund’s absolute performance was MainStay U.S. Equity Opportunities Fund, followed by a larger position in MainStay MAP Fund. (Contributions take weightings and total returns into account.) Although the Fund held a very small position in MainStay Cushing Royalty Energy Income Fund, this Underlying Fund was the largest detractor from the Fund’s absolute performance. MainStay Cushing Renaissance Advantage Fund also detracted.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Muted economic growth, falling commodity prices, near-absent inflationary pressures and persistent geopolitical risks (notably a potential sovereign default in Greece) pushed U.S. Treasury yields slightly lower among issues with longer maturities. Indications of growing wage pressure and suggestions that the Federal Reserve may move away from its longstanding near-zero interest-rate policy may eventually have the opposite effect, but these factors did not significantly affect the market during the reporting period. In the credit market, falling crude oil prices led to significant spread5 widening in the energy sector, but other corporate issues held up fairly well.

Which fixed-income market segments were strong performers and which segments were particularly weak?

In general, the bond market was relatively unremarkable during the reporting period. Returns across most of the fixed-income spectrum were in the low to very low single digits. Cash returned nothing, and emerging-market debt (in which the Fund was not invested) generally provided negative returns.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

Large positions in MainStay Total Return Bond Fund and MainStay Indexed Bond Fund were the most significant fixed-income contributors to the Fund’s performance. Although no Underlying Bond Funds in which the Fund invested generated negative

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

10	MainStay Conservative Allocation Fund

performance for reporting period, the Fund’s position in MainStay Money Market Fund added basically nothing, and the contribution from MainStay Unconstrained Bond Fund was rather small.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value

Affiliated Investment Companies 94.5%†
Equity Funds 38.9%
MainStay Cushing MLP Premier Fund Class I	139,016	$2,974,938
MainStay Cushing Renaissance Advantage Fund Class I	517,345	11,743,725
MainStay Emerging Markets Opportunities Fund Class I (a)	1,277,268	13,577,355
MainStay Epoch Global Choice Fund Class I (a)	686,000	13,870,914
MainStay Epoch U.S. All Cap Fund Class I	168,484	4,993,880
MainStay ICAP Equity Fund Class I	239,925	12,432,928
MainStay ICAP International Fund Class I	463,601	16,633,995
MainStay International Equity Fund Class I	378,024	5,284,776
MainStay International Opportunities Fund Class I	1,514,727	13,723,431
MainStay Large Cap Growth Fund Class I	1,129,849	12,157,170
MainStay MAP Fund Class I	487,336	22,217,642
MainStay Marketfield Fund Class I (b)	453,038	7,493,243
MainStay S&P 500 Index Fund Class I	105,379	5,113,008
MainStay U.S. Equity Opportunities Fund Class I	2,496,942	21,373,820
MainStay U.S. Small Cap Fund Class I (a)	607,812	16,623,646

Total Equity Funds (Cost $151,251,494)		180,214,471

Fixed Income Funds 55.6%
MainStay Floating Rate Fund Class I	2,746,126	25,923,427
MainStay High Yield Corporate Bond Fund Class I	2,484,169	14,507,544
MainStay Indexed Bond Fund Class I (a)	6,391,996	71,398,594
MainStay Short Duration High Yield Fund Class I (a)	1,906,218	19,081,239
MainStay Total Return Bond Fund Class I (a)	10,088,014	108,446,153
MainStay Unconstrained Bond Fund Class I	2,011,485	18,465,431

Total Fixed Income Funds (Cost $255,252,535)		257,822,388

Total Affiliated Investment Companies (Cost $406,504,029)		438,036,859

	Principal Amount	Value

Short-Term Investment 5.6%
Repurchase Agreement 5.6%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $26,058,497 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $26,655,000 and a Market Value of $26,582,738)	$26,058,497	$26,058,497

Total Short-Term Investment (Cost $26,058,497)		26,058,497

Total Investments (Cost $432,562,526) (c)	100.1%	464,095,356
Other Assets, Less Liabilities	(0.1)	(609,911)
Net Assets	100.0%	$463,485,445

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of April 30, 2015, cost was $434,710,738 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$32,168,764
Gross unrealized depreciation	(2,784,146)

Net unrealized appreciation	$29,384,618

12	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$180,214,471	$—	$—	$180,214,471
Fixed Income Funds	257,822,388	—	—	257,822,388
Short-Term Investment
Repurchase Agreement	—	26,058,497	—	26,058,497

Total Investments in Securities	$438,036,859	$26,058,497	$—	$464,095,356

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $406,504,029)	$438,036,859
Repurchase agreement, at value (identified cost $26,058,497)	26,058,497
Receivables:
Fund shares sold	685,099
Other assets	70,790

Total assets	464,851,245

Liabilities
Due to custodian	641,155
Payables:
Fund shares redeemed	438,891
NYLIFE Distributors (See Note 3)	164,421
Transfer agent (See Note 3)	75,927
Shareholder communication	22,635
Professional fees	19,847
Trustees	195
Accrued expenses	2,729

Total liabilities	1,365,800

Net assets	$463,485,445

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$38,070
Additional paid-in capital	424,699,691

424,737,761
Distributions in excess of net investment income	(777,682)
Accumulated net realized gain (loss) on investments	7,992,536
Net unrealized appreciation (depreciation) on investments	31,532,830

Net assets	$463,485,445

Class A
Net assets applicable to outstanding shares	$258,727,372

Shares of beneficial interest outstanding	21,233,906

Net asset value per share outstanding	$12.18
Maximum sales charge (5.50% of offering price)	0.71

Maximum offering price per share outstanding	$12.89

Investor Class
Net assets applicable to outstanding shares	$69,423,538

Shares of beneficial interest outstanding	5,696,800

Net asset value per share outstanding	$12.19
Maximum sales charge (5.50% of offering price)	0.71

Maximum offering price per share outstanding	$12.90

Class B
Net assets applicable to outstanding shares	$39,407,235

Shares of beneficial interest outstanding	3,247,839

Net asset value and offering price per share outstanding	$12.13

Class C
Net assets applicable to outstanding shares	$79,718,711

Shares of beneficial interest outstanding	6,571,584

Net asset value and offering price per share outstanding	$12.13

Class I
Net assets applicable to outstanding shares	$16,208,589

Shares of beneficial interest outstanding	1,320,065

Net asset value and offering price per share outstanding	$12.28

14	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$6,307,109

Expenses
Distribution/Service—Class A (See Note 3)	311,495
Distribution/Service—Investor Class (See Note 3)	84,020
Distribution/Service—Class B (See Note 3)	195,574
Distribution/Service—Class C (See Note 3)	371,239
Transfer agent (See Note 3)	230,046
Registration	51,271
Shareholder communication	34,231
Professional fees	19,962
Trustees	3,773
Custodian	3,507
Miscellaneous	7,204

Total expenses	1,312,322

Net investment income (loss)	4,994,787

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(510,507)
Realized capital gain distributions from affiliated investment companies	10,651,484

Net realized gain (loss) on investments from affiliated investment companies	10,140,977

Net change in unrealized appreciation (depreciation) on investments	(4,714,637)

Net realized and unrealized gain (loss) on investments	5,426,340

Net increase (decrease) in net assets resulting from operations	$10,421,127

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,994,787	$6,393,098
Net realized gain (loss) on investments from affiliated investment companies	10,140,977	17,558,400
Net change in unrealized appreciation (depreciation) on investments	(4,714,637)	(1,652,904)

Net increase (decrease) in net assets resulting from operations	10,421,127	22,298,594

Dividends and distributions to shareholders:
From net investments income:
Class A	(4,063,576)	(5,142,602)
Investor Class	(1,041,849)	(1,341,824)
Class B	(462,104)	(584,334)
Class C	(885,610)	(827,578)
Class I	(295,497)	(383,390)

	(6,748,636)	(8,279,728)

From net realized gain on investments:
Class A	(8,463,816)	(7,762,778)
Investor Class	(2,275,634)	(2,206,085)
Class B	(1,332,961)	(1,501,299)
Class C	(2,531,996)	(2,014,671)
Class I	(591,179)	(484,778)

	(15,195,586)	(13,969,611)

Total dividends and distributions to shareholders	(21,944,222)	(22,249,339)

Capital share transactions:
Net proceeds from sale of shares	58,874,704	122,411,955
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	21,191,517	21,290,895
Cost of shares redeemed	(42,146,662)	(71,920,761)

Increase (decrease) in net assets derived from capital share transactions	37,919,559	71,782,089

Net increase (decrease) in net assets	26,396,464	71,831,344

Net Assets
Beginning of period	437,088,981	365,257,637

End of period	$463,485,445	$437,088,981

Undistributed (distributions in excess of) net investment income at end of period	$(777,682)	$976,167

16	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$12.52		$12.56	$11.57	$10.95	$10.80	$9.90

Net investment income (loss) (a)	0.15		0.22	0.24	0.24	0.25	0.24
Net realized and unrealized gain (loss) on investments	0.14		0.50	1.21	0.77	0.20	0.90

Total from investment operations	0.29		0.72	1.45	1.01	0.45	1.14

Less dividends and distributions:
From net investment income	(0.20)		(0.29)	(0.29)	(0.28)	(0.30)	(0.24)
From net realized gain on investments	(0.43)		(0.47)	(0.17)	(0.11)	—	—

Total dividends and distributions	(0.63)		(0.76)	(0.46)	(0.39)	(0.30)	(0.24)

Net asset value at end of period	$12.18		$12.52	$12.56	$11.57	$10.95	$10.80

Total investment return (b)	2.40	%(c)	5.95%	12.93%	9.41%	4.28%	11.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.47	%††	1.81%	2.00%	2.16%	2.27%	2.35%
Net expenses (d)	0.35	%††	0.35%	0.37%	0.37%	0.39%	0.42%
Portfolio turnover rate	23%		45%	52%	62%	55%	32%
Net assets at end of period (in 000’s)	$258,727		$244,098	$201,908	$164,116	$143,520	$121,439

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$12.52		$12.56	$11.57	$10.96	$10.81	$9.90

Net investment income (loss) (a)	0.14		0.21	0.22	0.23	0.24	0.23
Net realized and unrealized gain (loss) on investments	0.15		0.49	1.21	0.76	0.20	0.91

Total from investment operations	0.29		0.70	1.43	0.99	0.44	1.14

Less dividends and distributions:
From net investment income	(0.19)		(0.27)	(0.27)	(0.27)	(0.29)	(0.23)
From net realized gain on investments	(0.43)		(0.47)	(0.17)	(0.11)	—	—

Total dividends and distributions	(0.62)		(0.74)	(0.44)	(0.38)	(0.29)	(0.23)

Net asset value at end of period	$12.19		$12.52	$12.56	$11.57	$10.96	$10.81

Total investment return (b)	2.41	%(c)	5.79%	12.74%	9.24%	4.06%	11.70%
Ratios (to average net assets) /Supplemental Data:
Net investment income (loss)	2.33	%††	1.67%	1.82%	2.00%	2.17%	2.26%
Net expenses (d)	0.49	%††	0.50%	0.53%	0.53%	0.50%	0.50%
Expenses (before waiver/reimbursement) (d)	0.49	%††	0.50%	0.53%	0.55%	0.57%	0.63%
Portfolio turnover rate	23%		45%	52%	62%	55%	32%
Net assets at end of period (in 000’s)	$69,424		$65,991	$59,301	$49,050	$41,525	$34,979

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$12.47		$12.51	$11.53	$10.92	$10.76	$9.86

Net investment income (loss) (a)	0.10		0.11	0.13	0.14	0.15	0.16
Net realized and unrealized gain (loss) on investments	0.14		0.50	1.21	0.76	0.21	0.90

Total from investment operations	0.24		0.61	1.34	0.90	0.36	1.06

Less dividends and distributions:
From net investment income	(0.15)		(0.18)	(0.19)	(0.18)	(0.20)	(0.16)
From net realized gain on investments	(0.43)		(0.47)	(0.17)	(0.11)	—	—

Total dividends and distributions	(0.58)		(0.65)	(0.36)	(0.29)	(0.20)	(0.16)

Net asset value at end of period	$12.13		$12.47	$12.51	$11.53	$10.92	$10.76

Total investment return (b)	1.96	%(c)	5.03%	11.87%	8.46%	3.30%	10.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.59	%††	0.93%	1.09%	1.27%	1.41%	1.51%
Net expenses (d)	1.24	%††	1.25%	1.28%	1.28%	1.25%	1.25%
Expenses (before waiver/reimbursement) (d)	1.24	%††	1.25%	1.28%	1.30%	1.32%	1.38%
Portfolio turnover rate	23%		45%	52%	62%	55%	32%
Net assets at end of period (in 000’s)	$39,407		$39,583	$40,953	$35,808	$33,580	$31,241

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class C	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$12.47		$12.51	$11.53	$10.92	$10.76	$9.86

Net investment income (loss) (a)	0.10		0.11	0.13	0.14	0.15	0.16
Net realized and unrealized gain (loss) on investments	0.14		0.50	1.21	0.76	0.21	0.90

Total from investment operations	0.24		0.61	1.34	0.90	0.36	1.06

Less dividends and distributions:
From net investment income	(0.15)		(0.18)	(0.19)	(0.18)	(0.20)	(0.16)
From net realized gain on investments	(0.43)		(0.47)	(0.17)	(0.11)	—	—

Total dividends and distributions	(0.58)		(0.65)	(0.36)	(0.29)	(0.20)	(0.16)

Net asset value at end of period	$12.13		$12.47	$12.51	$11.53	$10.92	$10.76

Total investment return (b)	1.96	%(c)	5.03%	11.87%	8.46%	3.40%	10.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.60	%††	0.90%	1.07%	1.25%	1.41%	1.51%
Net expenses (d)	1.24	%††	1.25%	1.28%	1.28%	1.25%	1.25%
Expenses (before waiver/reimbursement) (d)	1.24	%††	1.25%	1.28%	1.30%	1.32%	1.38%
Portfolio turnover rate	23%		45%	52%	62%	55%	32%
Net assets at end of period (in 000’s)	$79,719		$71,051	$51,112	$37,977	$30,224	$26,375

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$12.61		$12.64	$11.64	$11.02	$10.87	$9.95

Net investment income (loss) (a)	0.17		0.25	0.27	0.27	0.28	0.27
Net realized and unrealized gain (loss) on investments	0.15		0.51	1.22	0.77	0.20	0.92

Total from investment operations	0.32		0.76	1.49	1.04	0.48	1.19

Less dividends and distributions:
From net investment income	(0.22)		(0.32)	(0.32)	(0.31)	(0.33)	(0.27)
From net realized gain on investments	(0.43)		(0.47)	(0.17)	(0.11)	—	—

Total dividends and distributions	(0.65)		(0.79)	(0.49)	(0.42)	(0.33)	(0.27)

Net asset value at end of period	$12.28		$12.61	$12.64	$11.64	$11.02	$10.87

Total investment return (b)	2.59	%(c)	6.25%	13.11%	9.81%	4.42%	12.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.74	%††	2.01%	2.26%	2.41%	2.49%	2.58%
Net expenses (d)	0.10	%††	0.10%	0.12%	0.12%	0.14%	0.17%
Portfolio turnover rate	23%		45%	52%	62%	55%	32%
Net assets at end of period (in 000’s)	$16,209		$16,367	$11,984	$15,916	$8,593	$5,611

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

MainStay Moderate Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.44 3.24%	0.68 6.54%	8.09 9.32%	6.43 7.03%	1.33 1.33%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.46 3.22	0.52 6.37	7.93 9.15	6.34 6.94	1.50 1.50
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–2.06 2.77	0.60 5.57	8.04 8.33	6.13 6.13	2.25 2.25
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1.81 2.78	4.58 5.57	8.33 8.33	6.13 6.13	2.25 2.25
Class I Shares	No Sales Charge		3.32	6.76	9.59	7.30	1.08

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Moderate Allocation Fund

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[4]	4.40%	12.98%	14.33%	8.32%
MSCI EAFE® Index[5]	6.81	1.66	7.40	5.62
Barclays U.S. Aggregate Bond Index[6]	2.06	4.46	4.12	4.75
Moderate Allocation Composite Index[7]	3.92	7.92	9.62	6.88
Average Lipper Mixed-Asset Target Allocation Moderate Fund[8]	2.74	5.43	7.84	5.82

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.

Effective February 28, 2014, the Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Prior to February 28, 2014, the Moderate Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 50%, 10%, and 40%, respectively. The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.	The average Lipper mixed-asset target allocation moderate fund is representative of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

21

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,032.40	$1.71	$1,023.10	$1.71

Investor Class Shares	$1,000.00	$1,032.20	$2.52	$1,022.30	$2.51

Class B Shares	$1,000.00	$1,027.70	$6.28	$1,018.60	$6.26

Class C Shares	$1,000.00	$1,027.80	$6.28	$1,018.60	$6.26

Class I Shares	$1,000.00	$1,033.20	$0.45	$1,024.30	$0.45

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.34% for Class A, 0.50% for Investor Class, 1.25% for Class B and Class C and 0.09% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

22	MainStay Moderate Allocation Fund

Investment Objectives of Underlying Funds as of April 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page 27 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Moderate Allocation Fund perform relative to its benchmarks and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Moderate Allocation Fund returned 3.24% for Class A shares, 3.22% for Investor Class shares, 2.77% for Class B shares and 2.78% Class C shares for the six months ended April 30, 2015. Over the same time period, Class I shares returned 3.32%. For the six months ended April 30, 2015, all share classes underperformed the 4.40% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and the 6.81% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the six months ended April 30, 2015, all share classes outperformed the 2.06% return of the Barclays U.S. Aggregate Bond Index2 but underperformed the 3.92% return of the Moderate Allocation Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Moderate Allocation Composite Index are additional benchmarks of the Fund. All share classes outperformed the 2.74% return of the Average Lipper3 Mixed-Asset Target Allocation Moderate Fund for the six months ended April 30, 2015. See page 20 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s allocation to Underlying Funds that invest in bonds—accounted for many of the challenges the Fund experienced in terms of relative performance. Bonds generally underperformed domestic equities during the reporting period.

The Moderate Allocation Composite Index reflects a broader mix of asset classes. During the reporting period, the performance of the Underlying Funds detracted modestly from the Fund’s performance relative to the Moderate Allocation Composite Index. Among the Underlying Funds that detracted from the Fund’s relative performance were MainStay Cushing Royalty Energy Income Fund, MainStay Large Cap Growth Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Marketfield Fund and MainStay Total Return Bond Fund.

The Fund’s asset-allocation policy detracted slightly from relative performance. The Fund’s longstanding bias for stocks over bonds ended near year-end 2014. Since then, the Fund has been mildly underweight in equities for most of the reporting period. The management of the Fund’s stock/bond blend added to the Fund’s performance, but only slightly. The Fund’s preferences for international stocks over U.S. stocks, emerging markets over developed markets, and small-cap stocks over large-cap stocks were present, but these biases had a minimal effect on the Fund’s relative performance.

In the fixed-income portion of the Fund, we held a much larger position in cash than is customary for the Fund, which detracted from relative performance and was largely responsible for the negative effects of the Fund’s asset-allocation policy. During the reporting period, the Fund was positioned for an increase in yields that did not materialize.

Overall, the Fund’s asset-class positioning was relatively close to that of the Moderate Allocation Composite Index. For this reason, asset allocation had only a minor influence on results relative to that Index.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

During the reporting period, active positioning was generally restrained in the Fund. Equity valuations have risen significantly in recent years and no longer appear to offer much of a bargain. We believe that a strong dollar and a likely rise in wage pressures may diminish profit margins. These forces could erode earnings growth. In our opinion, the U.S. economy appeared relatively healthy and equities appeared attractively positioned in relation to fixed-income alternatives during the reporting period. Because these influences tended to balance one another out, we maintained a position close to that of the Moderate Alloca-

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 21 for more information on this index.
3.	See footnote on page 21 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

24	MainStay Moderate Allocation Fund

tion Composite Index. Should we see a significant market pullback, we might become more enthusiastic about the investment prospects for U.S. stocks. In the interim, our active positioning was limited to a modest bias toward smaller-capitalization companies, which we believe tend to be less sensitive to the effects of a strong dollar, and international markets, which we believe reflect better valuations.

In the fixed-income portion of the Fund, we continue to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index, as has been the case for several years. This reflects our expectation that healthy levels of economic growth will render further monetary intervention inappropriate and will ultimately lead to upward pressure on wages and consumer pricing. During the reporting period, that view was premature at best, as interest rates remained very low and investors appeared to be as concerned about deflation as they were about inflation. Fortunately, the impact on the Fund’s performance was rather small because short-term yields remained very low during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

Allocations remained fairly stable during the reporting period. Cash holdings and the Fund’s position in MainStay Indexed Bond Fund were increased as we unwound the Fund’s overweight posture in equities. The Fund’s allocation to MainStay U.S. Small Cap Fund also grew as we shifted equity exposure down the capitalization spectrum. Funding for these investments came from a variety of Underlying Funds that invest in large-cap stocks, including MainStay Epoch U.S. All Cap Fund, MainStay Large Cap Growth Fund and MainStay ICAP Equity Fund.

We increased the Fund’s position in MainStay Cushing Renaissance Advantage Fund to a more meaningful size. Given the turbulence in crude oil pricing, we shifted exposure from the upstream sector of the MLP (Master Limited Partnership) market to the midstream sector by rolling out of MainStay Cushing Royalty Energy Income Fund and into MainStay Cushing MLP Premier Fund.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the entire reporting period, the highest total returns came from MainStay International Opportunities Fund and MainStay Epoch Global Choice Fund. By far the lowest total return in the equity portion of the Fund came from MainStay Cushing Royalty Energy Income Fund, followed by MainStay Cushing Renaissance Advantage

Fund. Both of these Underlying Funds provided negative total returns during the reporting period.

Which Underlying Equity Funds were the strongest contributors to the Fund’s absolute performance and which Underlying Equity Funds were particularly weak?

As a result of position size and strong performance, the most significant positive contributor to the Fund’s absolute performance was MainStay U.S. Equity Opportunities Fund, followed by a larger position in MainStay MAP Fund. (Contributions take weightings and total returns into account.) Although the Fund held a very small position in MainStay Cushing Royalty Energy Income Fund, this Underlying Fund was the largest detractor from the Fund’s absolute performance. MainStay Cushing Renaissance Advantage Fund also detracted.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Muted economic growth, falling commodity prices, near-absent inflationary pressures and persistent geopolitical risks (notably a potential sovereign default in Greece) pushed U.S. Treasury yields slightly lower among issues with longer maturities. Indications of growing wage pressure and suggestions that the Federal Reserve may move away from its longstanding near-zero interest-rate policy may eventually have the opposite effect, but these factors did not significantly affect the market during the reporting period. In the credit market, falling crude oil prices led to significant spread5 widening in the energy sector, but other corporate issues held up fairly well.

Which fixed-income market segments were strong performers and which segments were particularly weak?

In general, the bond market was relatively unremarkable during the reporting period. Returns across most of the fixed-income spectrum were in the low to very low single digits. Cash returned nothing, and emerging-market debt (in which the Fund was not invested) generally provided negative returns.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

A large position in MainStay Total Return Bond Fund was the most significant fixed-income contributor to the Fund’s performance. MainStay Short Duration High Yield Fund also added to the Fund’s performance. Although no Underlying Bond Funds in which the Fund invested generated negative performance for

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

25

reporting period, the Fund’s position in MainStay Money Market Fund added basically nothing, and the contribution from MainStay Unconstrained Bond Fund was likewise rather small.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

26	MainStay Moderate Allocation Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value
Affiliated Investment Companies 94.5%†
Equity Funds 59.0%
MainStay Cushing MLP Premier Fund Class I	207,633	$4,443,353
MainStay Cushing Renaissance Advantage Fund Class I (a)	702,601	15,949,035
MainStay Emerging Markets Opportunities Fund Class I (a)	2,690,948	28,604,781
MainStay Epoch Global Choice Fund Class I (a)	1,024,672	20,718,877
MainStay Epoch U.S. All Cap Fund Class I	941,697	27,911,890
MainStay ICAP Equity Fund Class I	731,864	37,925,209
MainStay ICAP International Fund Class I	1,057,428	37,940,509
MainStay International Equity Fund Class I (a)	869,963	12,162,082
MainStay International Opportunities Fund Class I (a)	3,454,042	31,293,619
MainStay Large Cap Growth Fund Class I	3,270,195	35,187,300
MainStay MAP Fund Class I	1,235,750	56,337,839
MainStay Marketfield Fund Class I (b)	678,892	11,228,875
MainStay S&P 500 Index Fund Class I	240,138	11,651,475
MainStay U.S. Equity Opportunities Fund Class I (a)	6,211,672	53,171,910
MainStay U.S. Small Cap Fund Class I (a)	935,550	25,587,288

Total Equity Funds (Cost $325,103,937)		410,114,042

Fixed Income Funds 35.5%
MainStay Floating Rate Fund Class I	2,273,920	21,465,809
MainStay High Yield Corporate Bond Fund Class I	2,060,366	12,032,540
MainStay Indexed Bond Fund Class I (a)	1,612,145	18,007,658
MainStay Short Duration High Yield Fund Class I (a)	2,092,602	20,946,946
MainStay Total Return Bond Fund Class I (a)	13,678,559	147,044,514
MainStay Unconstrained Bond Fund Class I	3,023,204	27,753,008

Total Fixed Income Funds (Cost $244,211,844)		247,250,475

Total Affiliated Investment Companies (Cost $569,315,781)		657,364,517

	Principal Amount	Value
Short-Term Investment 5.5%
Repurchase Agreement 5.5%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $37,995,296 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 11/2/22, with a Principal Amount of $39,230,000 and a Market Value of $38,759,162)	$37,995,296	$37,995,296

Total Short-Term Investment (Cost $37,995,296)		37,995,296

Total Investments (Cost $607,311,077) (c)	100.0%	695,359,813
Other Assets, Less Liabilities	(0.0)‡	(216,523)
Net Assets	100.0%	$695,143,290

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of April 30, 2015, cost was $612,501,067 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$89,150,688
Gross unrealized depreciation	(6,291,942)

Net unrealized appreciation	$82,858,746

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments April 30, 2015 (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$410,114,042	$—	$—	$410,114,042
Fixed Income Funds	247,250,475	—	—	247,250,475
Short-Term Investments
Repurchase Agreement	—	37,995,296	—	37,995,296

Total Investments in Securities	$657,364,517	$37,995,296	$—	$695,359,813

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

28	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $569,315,781)	$657,364,517
Repurchase agreement, at value (identified cost $37,995,296)	37,995,296
Cash	210,559
Receivables:
Fund shares sold	449,016
Other assets	72,386

Total assets	696,091,774

Liabilities
Payables:
Fund shares redeemed	518,764
NYLIFE Distributors (See Note 3)	238,654
Transfer agent (See Note 3)	133,437
Shareholder communication	34,977
Professional fees	21,014
Trustees	317
Accrued expenses	1,321

Total liabilities	948,484

Net assets	$695,143,290

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$50,990
Additional paid-in capital	587,788,460

587,839,450
Distributions in excess of net investment income	(1,663,235)
Accumulated net realized gain (loss) on investments	20,918,339
Net unrealized appreciation (depreciation) on investments	88,048,736

Net assets	$695,143,290

Class A
Net assets applicable to outstanding shares	$363,663,902

Shares of beneficial interest outstanding	26,607,577

Net asset value per share outstanding	$13.67
Maximum sales charge (5.50% of offering price)	0.80

Maximum offering price per share outstanding	$14.47

Investor Class
Net assets applicable to outstanding shares	$157,639,516

Shares of beneficial interest outstanding	11,534,567

Net asset value per share outstanding	$13.67
Maximum sales charge (5.50% of offering price)	0.80

Maximum offering price per share outstanding	$14.47

Class B
Net assets applicable to outstanding shares	$87,507,778

Shares of beneficial interest outstanding	6,475,124

Net asset value and offering price per share outstanding	$13.51

Class C
Net assets applicable to outstanding shares	$72,581,462

Shares of beneficial interest outstanding	5,372,204

Net asset value and offering price per share outstanding	$13.51

Class I
Net assets applicable to outstanding shares	$13,750,632

Shares of beneficial interest outstanding	1,000,436

Net asset value and offering price per share outstanding	$13.74

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$8,929,175

Expenses
Distribution/Service—Class A (See Note 3)	433,287
Distribution/Service—Investor Class (See Note 3)	187,593
Distribution/Service—Class B (See Note 3)	433,619
Distribution/Service—Class C (See Note 3)	346,495
Transfer agent (See Note 3)	403,746
Registration	52,243
Shareholder communication	51,339
Professional fees	23,154
Trustees	5,654
Custodian	3,530
Miscellaneous	9,373

Total expenses	1,950,033

Net investment income (loss)	6,979,142

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	961,050
Realized capital gain distributions from affiliated investment companies	25,147,927

Net realized gain (loss) on investments from affiliated investment companies	26,108,977

Net change in unrealized appreciation (depreciation) on investments	(12,271,810)

Net realized and unrealized gain (loss) on investments	13,837,167

Net increase (decrease) in net assets resulting from operations	$20,816,309

30	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,979,142	$6,881,059
Net realized gain (loss) on investments from affiliated investment companies	26,108,977	35,567,066
Net change in unrealized appreciation (depreciation) on investments	(12,271,810)	(215,293)

Net increase (decrease) in net assets resulting from operations	20,816,309	42,232,832

Dividends and distributions to shareholders:
From net investment income:
Class A	(7,379,517)	(6,674,929)
Investor Class	(2,953,065)	(2,675,979)
Class B	(1,104,031)	(1,209,039)
Class C	(888,863)	(793,200)
Class I	(313,624)	(297,284)

	(12,639,100)	(11,650,431)

From net realized gain on investments:
Class A	(15,672,095)	(8,665,732)
Investor Class	(6,770,515)	(3,762,486)
Class B	(4,007,061)	(2,581,361)
Class C	(3,208,861)	(1,674,065)
Class I	(599,775)	(351,537)

	(30,258,307)	(17,035,181)

Total dividends and distributions to shareholders	(42,897,407)	(28,685,612)

Capital share transactions:
Net proceeds from sale of shares	73,971,955	134,381,611
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	42,261,308	28,363,116
Cost of shares redeemed	(52,605,080)	(92,185,372)

Increase (decrease) in net assets derived from capital share transactions	63,628,183	70,559,355

Net increase (decrease) in net assets	41,547,085	84,106,575

Net Assets
Beginning of period	653,596,205	569,489,630

End of period	$695,143,290	$653,596,205

Undistributed (distributions in excess of) net investment income at end of period	$(1,663,235)	$3,996,723

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$14.19		$13.90	$11.97	$11.06	$10.87	$9.83

Net investment income (loss) (a)	0.16		0.19	0.21	0.20	0.20	0.18
Net realized and unrealized gain (loss) on investments	0.27		0.82	2.00	0.93	0.22	1.05

Total from investment operations	0.43		1.01	2.21	1.13	0.42	1.23

Less dividends and distributions:
From net investment income	(0.30)		(0.31)	(0.28)	(0.22)	(0.23)	(0.19)
From net realized gain on investments	(0.65)		(0.41)	—	—	—	—

Total dividends and distributions	(0.95)		(0.72)	(0.28)	(0.22)	(0.23)	(0.19)

Net asset value at end of period	$13.67		$14.19	$13.90	$11.97	$11.06	$10.87

Total investment return (b)	3.24	%(c)	7.47%	18.88%	10.43%	3.85%	12.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.33	%††	1.36%	1.62%	1.75%	1.79%	1.76%
Net expenses (d)	0.34	%††	0.34%	0.35%	0.35%	0.36%	0.38%
Portfolio turnover rate	21%		47%	49%	64%	60%	41%
Net assets at end of period (in 000’s)	$363,664		$339,189	$288,920	$229,051	$207,282	$210,071

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$14.17		$13.89	$11.96	$11.06	$10.86	$9.84

Net investment income (loss) (a)	0.15		0.17	0.18	0.18	0.18	0.17
Net realized and unrealized gain (loss) on investments	0.28		0.81	2.01	0.93	0.23	1.03

Total from investment operations	0.43		0.98	2.19	1.11	0.41	1.20

Less dividends and distributions:
From net investment income	(0.28)		(0.29)	(0.26)	(0.21)	(0.21)	(0.18)
From net realized gain on investments	(0.65)		(0.41)	—	—	—	—

Total dividends and distributions	(0.93)		(0.70)	(0.26)	(0.21)	(0.21)	(0.18)

Net asset value at end of period	$13.67		$14.17	$13.89	$11.96	$11.06	$10.86

Total investment return (b)	3.22	%(c)	7.22%	18.68%	10.19%	3.73%	12.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.19	%††	1.22%	1.42%	1.57%	1.65%	1.64%
Net expenses (d)	0.50	%††	0.51%	0.53%	0.53%	0.50%	0.50%
Expenses (before waiver/reimbursement) (d)	0.50	%††	0.51%	0.53%	0.54%	0.56%	0.60%
Portfolio turnover rate	21%		47%	49%	64%	60%	41%
Net assets at end of period (in 000’s)	$157,640		$146,793	$128,403	$102,910	$90,248	$78,993

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

32	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$13.97		$13.70	$11.81	$10.91	$10.72	$9.72

Net investment income (loss) (a)	0.10		0.07	0.09	0.10	0.10	0.09
Net realized and unrealized gain (loss) on investments	0.27		0.80	1.97	0.92	0.22	1.03

Total from investment operations	0.37		0.87	2.06	1.02	0.32	1.12

Less dividends:
From net investment income	(0.18)		(0.19)	(0.17)	(0.12)	(0.13)	(0.12)
From net realized gain on investments	(0.65)		(0.41)	—	—	—	—

Total dividends and distributions	(0.83)		(0.60)	(0.17)	(0.12)	(0.13)	(0.12)

Net asset value at end of period	$13.51		$13.97	$13.70	$11.81	$10.91	$10.72

Total investment return (b)	2.77	%(c)	6.48%	17.70%	9.47%	2.94%	11.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45	%††	0.49%	0.71%	0.84%	0.90%	0.89%
Net expenses (d)	1.25	%††	1.26%	1.28%	1.28%	1.25%	1.25%
Expenses (before waiver/reimbursement) (d)	1.25	%††	1.26%	1.28%	1.29%	1.31%	1.35%
Portfolio turnover rate	21%		47%	49%	64%	60%	41%
Net assets at end of period (in 000’s)	$87,508		$88,007	$88,451	$77,807	$73,686	$72,829

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class C	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$13.97		$13.70	$11.81	$10.91	$10.73	$9.72

Net investment income (loss) (a)	0.10		0.06	0.09	0.09	0.10	0.09
Net realized and unrealized gain (loss) on investments	0.27		0.81	1.97	0.93	0.22	1.04

Total from investment operations	0.37		0.87	2.06	1.02	0.32	1.13

Less dividends and distributions:
From net investment income	(0.18)		(0.19)	(0.17)	(0.12)	(0.14)	(0.12)
From net realized gain on investments	(0.65)		(0.41)	—	—	—	—

Total dividends and distributions	(0.83)		(0.60)	(0.17)	(0.12)	(0.14)	(0.12)

Net asset value at end of period	$13.51		$13.97	$13.70	$11.81	$10.91	$10.73

Total investment return (b)	2.78	%(c)	6.48%	17.70%	9.47%	2.94%	11.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45	%††	0.45%	0.68%	0.83%	0.91%	0.90%
Net expenses (d)	1.25	%††	1.26%	1.28%	1.28%	1.25%	1.25%
Expenses (before waiver/reimbursement) (d)	1.25	%††	1.26%	1.28%	1.29%	1.31%	1.35%
Portfolio turnover rate	21%		47%	49%	64%	60%	41%
Net assets at end of period (in 000’s)	$72,581		$67,851	$55,464	$42,203	$39,531	$37,895

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$14.28		$13.98	$12.04	$11.12	$10.92	$9.87

Net investment income (loss) (a)	0.17		0.20	0.25	0.23	0.23	0.20
Net realized and unrealized gain (loss) on investments	0.28		0.85	2.00	0.94	0.22	1.06

Total from investment operations	0.45		1.05	2.25	1.17	0.45	1.26

Less dividends and distributions:
From net investment income	(0.34)		(0.34)	(0.31)	(0.25)	(0.25)	(0.21)
From net realized gain on investments	(0.65)		(0.41)	—	—	—	—

Total dividends and distributions	(0.99)		(0.75)	(0.31)	(0.25)	(0.25)	(0.21)

Net asset value at end of period	$13.74		$14.28	$13.98	$12.04	$11.12	$10.92

Total investment return (b)	3.32	%(c)	7.74%	19.14%	10.75%	4.16%	12.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.49	%††	1.42%	1.93%	1.99%	2.05%	1.93%
Net expenses (d)	0.09	%††	0.09%	0.10%	0.10%	0.11%	0.13%
Portfolio turnover rate	21%		47%	49%	64%	60%	41%
Net assets at end of period (in 000’s)	$13,751		$11,757	$8,251	$12,631	$9,972	$8,806

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

34	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Moderate Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.68 4.04%	2.08 8.02%	9.47 10.72%	6.81 7.42%	1.47 1.47%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.78 3.94	1.91 7.85	9.30 10.55	6.72 7.33	1.64 1.64
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–1.30 3.60	2.05 7.05	9.47 9.75	6.52 6.52	2.39 2.39
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.62 3.60	6.13 7.13	9.74 9.74	6.52 6.52	2.39 2.39
Class I Shares	No Sales Charge		4.19	8.35	11.01	7.73	1.22

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

35

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[4]	4.40%	12.98%	14.33%	8.32%
MSCI EAFE® Index[5]	6.81	1.66	7.40	5.62
Barclays U.S. Aggregate Bond Index[6]	2.06	4.46	4.12	4.75
Moderate Growth Allocation Composite Index[7]	4.49	9.03	11.27	7.38
Average Lipper Mixed-Asset Target Allocation Growth Fund[8]	3.55	7.43	9.24	6.48

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.

Effective February 28, 2014, the Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Prior to February 28, 2014, the Moderate Growth Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 65%, 15%, and 20%, respectively. The Fund has selected the Moderate Growth Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.	The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay Moderate Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Moderate Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,040.40	$1.77	$1,023.10	$1.76

Investor Class Shares	$1,000.00	$1,039.40	$2.63	$1,022.20	$2.61

Class B Shares	$1,000.00	$1,036.00	$6.41	$1,018.50	$6.36

Class C Shares	$1,000.00	$1,036.00	$6.41	$1,018.50	$6.36

Class I Shares	$1,000.00	$1,041.90	$0.51	$1,024.30	$0.50

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.35% for Class A, 0.52% for Investor Class, 1.27% for Class B and Class C and 0.10% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

37

Investment Objectives of Underlying Funds as of April 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page 41 for specific holdings within these categories.

38	MainStay Moderate Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Moderate Growth Allocation Fund perform relative to its benchmarks and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Moderate Allocation Fund returned 4.04% for Class A shares, 3.94% for Investor Class shares and 3.60% for Class B shares and Class C shares for the six months ended April 30, 2015. Over the same time period, Class I shares returned 4.19%. For the six months ended April 30, 2015, all share classes underperformed the 4.40% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and the 6.81% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the six months ended April 30, 2015, all share classes outperformed the 2.06% return of the Barclays U.S. Aggregate Bond Index2 but underperformed the 4.49% return of the Moderate Growth Allocation Composite Index.2 The Barclays U.S. Aggregate Bond Index and the Moderate Growth Allocation Composite Index are additional benchmarks of the Fund. All share classes outperformed the 3.55% return of the Average Lipper3 Mixed-Asset Target Allocation Growth Fund for the six months ended April 30, 2015. See page 35 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s allocation to Underlying Funds that invest in bonds—accounted for many of the challenges the Fund experienced in terms of relative performance. Bonds generally underperformed domestic equities during the reporting period.

The Moderate Growth Allocation Composite Index reflects a broader mix of asset classes. During the reporting period, the performance of the Underlying Funds detracted modestly from the Fund’s performance relative to the Moderate Growth Allocation Composite Index. Among the Underlying Funds that detracted from the Fund’s relative performance were MainStay Cushing Royalty Energy Income Fund, MainStay Large Cap Growth Fund, MainStay Cushing Renaissance Advantage Fund, MainStay Marketfield Fund and MainStay Total Return Bond Fund.

The Fund’s asset allocation policy detracted modestly from relative performance. The Fund’s longstanding bias for stocks over bonds ended near year-end 2014. Since then, the Fund has been mildly underweight in equities for most of the reporting period. The management of the Fund’s stock/bond blend added to the Fund’s performance, but only slightly. The Fund’s preferences for international stocks over U.S. stocks, emerging markets over developed markets, and small-cap stocks over large-cap stocks had minimal effects on the Fund’s relative performance.

In the fixed-income portion of the Fund, we held a much larger position in cash than is customary for the Fund, which detracted from relative performance and was largely responsible for the negative effects of the Fund’s asset-allocation policy. During the reporting period, the Fund was positioned for an increase in yields that did not materialize.

Overall, the Fund’s asset-class positioning was relatively close to that of the Moderate Growth Allocation Composite Index. For this reason, asset allocation had only a minor influence on results relative to that Index.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

During the reporting period, active positioning was generally restrained in the Fund. Equity valuations have risen significantly in recent years and no longer appear to offer much of a bargain. We believe that a strong dollar and a likely rise in wage pressures may diminish profit margins. These forces could erode earnings growth. In our opinion, the U.S. economy appeared relatively healthy and equities appeared attractively positioned in relation to fixed-income alternatives during the reporting period. Because these influences tended to balance one another out, we maintained a position close to that of the Moderate Growth Allocation Composite Index. Should we see a significant market

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 36 for more information on this index.
3.	See footnote on page 36 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

39

pullback, we might become more enthusiastic about the investment prospects for U.S. stocks. In the interim, our active positioning was limited to a modest bias toward smaller-capitalization companies, which we believe tend to be less sensitive to the effects of a strong dollar, and international markets, which we believe reflect better valuations.

In the fixed-income portion of the Fund, we continue to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index, as has been the case for several years. This reflects our expectation that healthy levels of economic growth will render further monetary intervention inappropriate and will ultimately lead to upward pressure on wages and consumer pricing. During the reporting period, that view was premature at best, as interest rates remained very low and investors appeared to be as concerned about deflation as they were about inflation. Fortunately, the impact on the Fund’s performance was rather small because short-term yields remained very low during the reporting period.

How did the Fund’s allocations change over the course of the reporting period?

Allocations remained fairly stable during the reporting period. Cash holdings and the Fund’s positions in MainStay Short Duration High Yield Fund and MainStay Total Return Bond Fund were increased as we unwound the Fund’s overweight posture in equities. The Fund’s allocation to MainStay U.S. Small Cap Fund also grew as we shifted equity exposure down the capitalization spectrum. Funding for these investments came from a variety of Underlying Funds that invest in large-cap stocks, including MainStay Epoch U.S. All Cap Fund, MainStay Large Cap Growth Fund and MainStay S&P 500 Index Fund.

We increased the Fund’s position in MainStay Cushing Renaissance Advantage Fund to a more meaningful size. Given the turbulence in crude oil pricing, we shifted exposure from the upstream sector of the MLP (Master Limited Partnership) market to the midstream sector by rolling out of MainStay Cushing Royalty Energy Income Fund and into MainStay Cushing MLP Premier Fund.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

Of the Underlying Equity Funds held for the entire reporting period, the highest total returns came from MainStay International Opportunities Fund and MainStay Epoch Global Choice Fund. By far the lowest total return in the equity portion of the Fund came from MainStay Cushing Royalty Energy Income Fund, followed by MainStay Cushing Renaissance Advantage Fund. Both of these Underlying Funds provided negative total returns during the reporting period.

Which Underlying Equity Funds were the strongest contributors to the Fund’s absolute performance and which Underlying Equity Funds were particularly weak?

As a result of position size and strong performance, the most significant positive contributor to the Fund’s absolute performance was MainStay U.S. Equity Opportunities Fund, followed by a larger position in MainStay MAP Fund. (Contributions take weightings and total returns into account.) Although the Fund held a very small position in MainStay Cushing Royalty Energy Income Fund, this Underlying Fund was the largest detractor from the Fund’s absolute performance. MainStay Cushing Renaissance Advantage Fund also detracted.

What factors and risks affected the Fund’s Underlying Fixed-Income Fund investments during the reporting period?

Muted economic growth, falling commodity prices, near-absent inflationary pressures and persistent geopolitical risks (notably a potential sovereign default in Greece) pushed U.S. Treasury yields slightly lower among issues with longer maturities. Indications of growing wage pressure and suggestions that the Federal Reserve may move away from its longstanding near-zero interest-rate policy may eventually have the opposite effect, but these factors did not significantly affect the market during the reporting period. In the credit market, falling crude oil prices led to significant spread5 widening in the energy sector, but other corporate issues held up fairly well.

Which fixed-income market segments were strong performers and which segments were particularly weak?

In general, the bond market was relatively unremarkable during the reporting period. Returns across most of the fixed-income spectrum were in the low to very low single digits. Cash returned nothing, and emerging-market debt (in which the Fund was not invested) generally provided negative returns.

Which Underlying Fixed-Income Funds were the strongest contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?

Positions in MainStay Short Duration High Yield Fund and MainStay Floating Rate Fund added incrementally to the Fund’s performance. Although no Underlying Bond Funds in which the Fund invested generated negative performance for reporting period, the Fund’s position in MainStay Money Market Fund added basically nothing, and the contribution from MainStay Total Return Bond Fund was likewise very small.

5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

40	MainStay Moderate Growth Allocation Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value

Affiliated Investment Companies 94.5%†
Equity Funds 79.0%
MainStay Cushing MLP Premier Fund Class I	202,836	$4,340,682
MainStay Cushing Renaissance Advantage Fund Class I (a)	927,590	21,056,300
MainStay Emerging Markets Opportunities Fund Class I (a)	3,394,769	36,086,395
MainStay Epoch Global Choice Fund Class I (a)	999,040	20,200,591
MainStay Epoch U.S. All Cap Fund Class I	1,033,181	30,623,494
MainStay ICAP Equity Fund Class I	883,980	45,807,837
MainStay ICAP International Fund Class I	1,377,681	49,431,196
MainStay International Equity Fund Class I (a)	1,145,984	16,020,853
MainStay International Opportunities Fund Class I (a)	4,518,914	40,941,359
MainStay Large Cap Growth Fund Class I	4,651,881	50,054,236
MainStay MAP Fund Class I (a)	1,549,926	70,661,106
MainStay Marketfield Fund Class I (b)	663,570	10,975,447
MainStay S&P 500 Index Fund Class I	262,644	12,743,472
MainStay U.S. Equity Opportunities Fund Class I (a)	8,050,247	68,910,111
MainStay U.S. Small Cap Fund Class I (a)	2,214,450	60,565,220

Total Equity Funds (Cost $418,993,729)		538,418,299

Fixed Income Funds 15.5%
MainStay Floating Rate Fund Class I	2,210,021	20,862,601
MainStay High Yield Corporate Bond Fund Class I	2,217,793	12,951,911
MainStay Short Duration High Yield Fund Class I (a)	2,076,831	20,789,083
MainStay Total Return Bond Fund Class I	2,230,582	23,978,751
MainStay Unconstrained Bond Fund Class I	2,993,982	27,484,755

Total Fixed Income Funds (Cost $104,223,963)		106,067,101

Total Affiliated Investment Companies (Cost $523,217,692)		644,485,400

	Principal Amount	Value

Short-Term Investment 5.6%
Repurchase Agreement 5.6%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $37,846,434 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 11/2/22, with a Principal Amount of $39,075,000 and a Market Value of $38,606,022)	$37,846,434	$37,846,434

Total Short-Term Investment (Cost $37,846,434)		37,846,434

Total Investments (Cost $561,064,126) (c)	100.1%	682,331,834
Other Assets, Less Liabilities	(0.1)	(699,854)
Net Assets	100.0%	$681,631,980

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of April 30, 2015, cost was $567,343,016 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$122,267,579
Gross unrealized depreciation	(7,278,761)

Net unrealized appreciation	$114,988,818

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	41

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$538,418,299	$—	$—	$538,418,299
Fixed Income Funds	106,067,101	—	—	106,067,101
Short-Term Investment
Repurchase Agreement	—	37,846,434	—	37,846,434

Total Investments in Securities	$644,485,400	$37,846,434	$—	$682,331,834

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

42	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $523,217,692)	$644,485,400
Repurchase agreement, at value (identified cost $37,846,434)	37,846,434
Receivables:
Fund shares sold	565,455
Other assets	68,993

Total assets	682,966,282

Liabilities
Due to custodian	342,628
Payables:
Fund shares redeemed	538,857
NYLIFE Distributors (See Note 3)	234,772
Transfer agent (See Note 3)	160,470
Shareholder communication	33,984
Professional fees	20,870
Trustees	297
Accrued expenses	2,424

Total liabilities	1,334,302

Net assets	$681,631,980

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$45,217
Additional paid-in capital	538,090,626

538,135,843
Distributions in excess of net investment income	(3,695,275)
Accumulated net realized gain (loss) on investments	25,923,704
Net unrealized appreciation (depreciation) on investments	121,267,708

Net assets	$681,631,980

Class A
Net assets applicable to outstanding shares	$307,549,760

Shares of beneficial interest outstanding	20,336,200

Net asset value per share outstanding	$15.12
Maximum sales charge (5.50% of offering price)	0.88

Maximum offering price per share outstanding	$16.00

Investor Class
Net assets applicable to outstanding shares	$207,656,980

Shares of beneficial interest outstanding	13,739,000

Net asset value per share outstanding	$15.11
Maximum sales charge (5.50% of offering price)	0.88

Maximum offering price per share outstanding	$15.99

Class B
Net assets applicable to outstanding shares	$103,999,390

Shares of beneficial interest outstanding	6,970,755

Net asset value and offering price per share outstanding	$14.92

Class C
Net assets applicable to outstanding shares	$53,128,263

Shares of beneficial interest outstanding	3,561,424

Net asset value and offering price per share outstanding	$14.92

Class I
Net assets applicable to outstanding shares	$9,297,587

Shares of beneficial interest outstanding	609,268

Net asset value and offering price per share outstanding	$15.26

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$8,089,265

Expenses
Distribution/Service—Class A (See Note 3)	364,349
Distribution/Service—Investor Class (See Note 3)	247,098
Distribution/Service—Class B (See Note 3)	517,581
Distribution/Service—Class C (See Note 3)	252,370
Transfer agent (See Note 3)	486,694
Shareholder communication	51,509
Registration	50,494
Professional fees	22,936
Trustees	5,520
Custodian	3,241
Miscellaneous	9,239

Total expenses	2,011,031

Net investment income (loss)	6,078,234

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	2,252,806
Realized capital gain distributions from affiliated investment companies	29,950,428

Net realized gain (loss) on investments from affiliated investment companies	32,203,234

Net change in unrealized appreciation (depreciation) on investments	(12,890,261)

Net realized and unrealized gain (loss) on investments	19,312,973

Net increase (decrease) in net assets resulting from operations	$25,391,207

44	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,078,234	$2,883,640
Net realized gain (loss) on investments from affiliated investment companies	32,203,234	37,997,048
Net change in unrealized appreciation (depreciation) on investments	(12,890,261)	5,898,605

Net increase (decrease) in net assets resulting from operations	25,391,207	46,779,293

Dividends and distributions to shareholders:
From net investment income:
Class A	(5,212,552)	(4,808,848)
Investor Class	(3,209,842)	(3,093,008)
Class B	(938,466)	(1,237,635)
Class C	(457,301)	(477,960)
Class I	(182,559)	(53,892)

	(10,000,720)	(9,671,343)

From net realized gain on investments:
Class A	(12,359,123)	—
Investor Class	(8,376,945)	—
Class B	(4,501,730)	—
Class C	(2,188,114)	—
Class I	(382,430)	—

	(27,808,342)	—

Total dividends and distributions to shareholders	(37,809,062)	(9,671,343)

Capital share transactions:
Net proceeds from sale of shares	69,849,222	128,323,112
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	37,550,144	9,601,463
Cost of shares redeemed	(51,587,040)	(87,810,013)

Increase (decrease) in net assets derived from capital share transactions	55,812,326	50,114,562

Net increase (decrease) in net assets	43,394,471	87,222,512

Net Assets
Beginning of period	638,237,509	551,014,997

End of period	$681,631,980	$638,237,509

Undistributed (distributions in excess of) net investment income at end of period	$(3,695,275)	$227,211

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$15.47		$14.54	$11.80	$10.82	$10.58	$9.40

Net investment income (loss) (a)	0.16		0.11	0.14	0.13	0.13	0.12
Net realized and unrealized gain (loss) on investments	0.43		1.11	2.82	0.98	0.26	1.19

Total from investment operations	0.59		1.22	2.96	1.11	0.39	1.31

Less dividends and distributions:
From net investment income	(0.28)		(0.29)	(0.22)	(0.13)	(0.15)	(0.13)
From net realized gain on investments	(0.66)		—	—	—	—	—

Total dividends and distributions	(0.94)		(0.29)	(0.22)	(0.13)	(0.15)	(0.13)

Net asset value at end of period	$15.12		$15.47	$14.54	$11.80	$10.82	$10.58

Total investment return (b)	4.04	%(c)	8.48%	25.50%	10.42%	3.66%	14.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.13	%††	0.74%	1.09%	1.16%	1.21%	1.22%
Net expenses (d)	0.35	%††	0.35%	0.37%	0.37%	0.38%	0.40%
Portfolio turnover rate	21%		45%	47%	62%	55%	54%
Net assets at end of period (in 000’s)	$307,550		$283,404	$233,003	$174,089	$160,679	$159,791

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$15.45		$14.52	$11.79	$10.81	$10.58	$9.40

Net investment income (loss) (a)	0.15		0.09	0.12	0.11	0.12	0.11
Net realized and unrealized gain (loss) on investments	0.42		1.11	2.81	0.99	0.25	1.20

Total from investment operations	0.57		1.20	2.93	1.10	0.37	1.31

Less dividends and distributions:
From net investment income	(0.25)		(0.27)	(0.20)	(0.12)	(0.14)	(0.13)
From net realized gain on investments	(0.66)		—	—	—	—	—

Total dividends and distributions	(0.91)		(0.27)	(0.20)	(0.12)	(0.14)	(0.13)

Net asset value at end of period	$15.11		$15.45	$14.52	$11.79	$10.81	$10.58

Total investment return (b)	3.94	%(c)	8.31%	25.22%	10.29%	3.47%	14.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.96	%††	0.61%	0.91%	1.00%	1.11%	1.12%
Net expenses (d)	0.52	%††	0.52%	0.55%	0.53%	0.50%	0.50%
Expenses (before waiver/reimbursement) (d)	0.52	%††	0.52%	0.55%	0.57%	0.58%	0.65%
Portfolio turnover rate	21%		45%	47%	62%	55%	54%
Net assets at end of period (in 000’s)	$207,657		$192,129	$168,045	$133,413	$121,733	$109,893

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

46	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$15.20		$14.30	$11.61	$10.64	$10.42	$9.27

Net investment income (loss) (a)	0.09		(0.02)	0.02	0.03	0.04	0.04
Net realized and unrealized gain (loss) on investments	0.43		1.09	2.78	0.98	0.24	1.18

Total from investment operations	0.52		1.07	2.80	1.01	0.28	1.22

Less dividends:
From net investment income	(0.14)		(0.17)	(0.11)	(0.04)	(0.06)	(0.07)
From net realized gain on investments	(0.66)		—	—	—	—	—

Total dividends	(0.80)		(0.17)	(0.11)	(0.04)	(0.06)	(0.07)

Net asset value at end of period	$14.92		$15.20	$14.30	$11.61	$10.64	$10.42

Total investment return (b)	3.60	%(c)	7.49%	24.33%	9.38%	2.79%	13.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.24	%††	(0.12%)	0.19%	0.27%	0.36%	0.39%
Net expenses (d)	1.27	%††	1.27%	1.30%	1.28%	1.25%	1.25%
Expenses (before waiver/reimbursement) (d)	1.27	%††	1.27%	1.30%	1.32%	1.33%	1.40%
Portfolio turnover rate	21%		45%	47%	62%	55%	54%
Net assets at end of period (in 000’s)	$103,999		$105,839	$108,524	$92,620	$90,887	$94,448

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class C	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$15.20		$14.30	$11.61	$10.64	$10.42	$9.27

Net investment income (loss) (a)	0.09		(0.03)	0.02	0.03	0.04	0.04
Net realized and unrealized gain (loss) on investments	0.43		1.10	2.78	0.98	0.24	1.18

Total from investment operations	0.52		1.07	2.80	1.01	0.28	1.22

Less dividends and distributions:
From net investment income	(0.14)		(0.17)	(0.11)	(0.04)	(0.06)	(0.07)
From net realized gain on investments	(0.66)		—	—	—	—	—

Total dividends and distributions	(0.80)		(0.17)	(0.11)	(0.04)	(0.06)	(0.07)

Net asset value at end of period	$14.92		$15.20	$14.30	$11.61	$10.64	$10.42

Total investment return (b)	3.60	%(c)	7.50%	24.33%	9.37%	2.79%	13.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.20	%††	(0.17%)	0.15%	0.25%	0.36%	0.37%
Net expenses (d)	1.27	%††	1.27%	1.30%	1.28%	1.25%	1.25%
Expenses (before waiver/reimbursement) (d)	1.27	%††	1.27%	1.30%	1.32%	1.33%	1.40%
Portfolio turnover rate	21%		45%	47%	62%	55%	54%
Net assets at end of period (in 000’s)	$53,128		$49,817	$39,329	$28,725	$26,065	$25,524

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$15.62		$14.67	$11.91	$10.91	$10.67	$9.48

Net investment income (loss) (a)	0.17		0.12	0.16	0.16	0.18	0.15
Net realized and unrealized gain (loss) on investments	0.45		1.15	2.85	1.00	0.23	1.19

Total from investment operations	0.62		1.27	3.01	1.16	0.41	1.34

Less dividends and distributions:
From net investment income	(0.32)		(0.32)	(0.25)	(0.16)	(0.17)	(0.15)
From net realized gain on investments	(0.66)		—	—	—	—	—

Total dividends and distributions	(0.98)		(0.32)	(0.25)	(0.16)	(0.17)	(0.15)

Net asset value at end of period	$15.26		$15.62	$14.67	$11.91	$10.91	$10.67

Total investment return (b)	4.19	%(c)	8.78%	25.74%	10.70%	3.96%	14.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.19	%††	0.82%	1.24%	1.42%	1.64%	1.47%
Net expenses (d)	0.10	%††	0.10%	0.12%	0.12%	0.13%	0.15%
Portfolio turnover rate	21%		45%	47%	62%	55%	54%
Net assets at end of period (in 000’s)	$9,298		$7,048	$2,114	$1,321	$1,096	$840

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

48	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.15 4.60%	3.30 9.31%	10.42 11.67%	6.82 7.43%	1.61 1.61%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.24 4.50	3.08 9.08	10.28 11.54	6.75 7.36	1.78 1.78
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–0.91 4.09	3.26 8.26	10.46 10.73	6.55 6.55	2.53 2.53
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3.08 4.08	7.25 8.25	10.73 10.73	6.56 6.56	2.53 2.53
Class I Shares	No Sales Charge		4.67	9.52	11.99	7.75	1.36

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

49

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[4]	4.40%	12.98%	14.33%	8.32%
MSCI EAFE® Index[5]	6.81	1.66	7.40	5.62
Growth Allocation Composite Index[6]	5.03	10.11	12.85	7.78
Average Lipper Mixed-Asset Target Allocation Aggressive Growth Fund[7]	4.33	8.15	10.11	6.58

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.

Effective February 28, 2014, the Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 75% and 25%, respectively. Prior to February 28, 2014, the Growth Allocation

Composite Index consisted of the S&P 500® Index and the MSCI EAFE® Index weighted 80% and 20%, respectively. The Fund has selected the Growth Allocation Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper mixed-asset target allocation aggressive growth fund is representative of funds that, by portfolio practice, maintain at least 80% of assets in equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

50	MainStay Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,046.00	$1.98	$1,022.90	$1.96

Investor Class Shares	$1,000.00	$1,045.00	$2.79	$1,022.10	$2.76

Class B Shares	$1,000.00	$1,040.90	$6.58	$1,018.30	$6.51

Class C Shares	$1,000.00	$1,040.80	$6.58	$1,018.30	$6.51

Class I Shares	$1,000.00	$1,046.70	$0.71	$1,024.10	$0.70

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.39% for Class A, 0.55% for Investor Class, 1.30% for Class B and Class C and 0.14% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

51

Investment Objectives of Underlying Funds as of April 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page 55 for specific holdings within these categories.

52	MainStay Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Growth Allocation Fund perform relative to its benchmarks and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Growth Allocation Fund returned 4.60% for Class A shares, 4.50% for Investor Class shares, 4.09 for Class B shares and 4.08% for Class C shares for the six months ended April 30, 2015. Over the same time period, Class I shares returned 4.67%. For the six months ended April 30, 2015, Class A, Investor Class and Class I shares outperformed—and Class B and Class C shares underperformed—the 4.40% return of the S&P 500® Index,2 which is the Fund’s primary benchmark, and all share classes underperformed the 6.81% return of the MSCI EAFE® Index,2 which is the secondary benchmark of the Fund. For the six months ended April 30, 2015, all share classes underperformed the 5.03% return of the Growth Allocation Composite Index.2 The Growth Allocation Composite Index is an additional benchmark of the Fund. Class A, Investor Class and Class I shares outperformed—and Class B shares and Class C shares underperformed—the 4.33% return of the average Lipper3 Mixed-Asset Target Allocation Aggressive Growth Fund for the six months ended April 30, 2015. See page 49 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay Funds (the “Underlying Funds”). The Underlying Funds may invest in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences accounted for many of the challenges the Fund experienced in terms of relative performance.

The Growth Allocation Composite Index reflects a broader mix of asset classes. During the reporting period, the performance of the Underlying Funds detracted modestly from the Fund’s performance relative to the Growth Allocation Composite Index. Among the Underlying Funds that detracted from the Fund’s relative performance were positions in MainStay Cushing Royalty Energy Income Fund, MainStay Large Cap Growth Fund, MainStay Cushing Renaissance Advantage Fund and MainStay Marketfield Fund.

The Fund’s asset-allocation policy had effectively zero impact on the Fund’s return. For the first time in a long while, the Fund established a meaningful cash position at year-end 2014. Since then, the position has mostly been maintained. The decision to hold cash rather than remain fully invested detracted very slightly from the Fund’s performance, but the benefit of leaning toward international stocks over U.S. stocks fully offset that drag. The Fund’s preferences for emerging markets over developed markets and small-cap stocks over large-cap stocks had a minimal effect on the Fund’s relative performance.

Overall, the Fund’s asset-class positioning was relatively close to that of the Growth Allocation Composite Index. For this reason, asset allocation had only a minor influence on the Fund’s performance relative to that Index.

How did you allocate the Fund’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that we believe occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

During the reporting period, active positioning was generally restrained in the Fund. Equity valuations have risen significantly in recent years and no longer appear to offer much of a bargain. We believe that a strong dollar and a likely rise in wage pressures may diminish profit margins. These forces could erode earnings growth. In our opinion, the U.S. economy appeared relatively healthy and equities appeared attractively positioned in relation to fixed-income alternatives during the reporting period. Because these influences tended largely to balance one another out, we maintained a position close to that of the Growth Allocation Composite Index. Should we see a significant market pullback, we might become more enthusiastic about the investment prospects for U.S. stocks. At the end of the reporting period, our active positioning was limited to maintaining a small cash position and implementing a modest bias toward smaller-capitalization companies, which we believe tend to be less sensitive to the effects of a strong dollar, and international markets, which we believe reflect better valuations.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 50 for more information on this index.
3.	See footnote on page 50 for more information on Lipper Inc.

53

How did the Fund’s allocations change over the course of the reporting period?

Allocations remained fairly stable during the reporting period. Cash holdings were increased modestly and overseas exposure was amplified by increasing positions in MainStay Emerging Markets Opportunities Fund and MainStay International Opportunities Fund. Funding for these investments came from a variety of Underlying Funds that invest in large-cap stocks, including MainStay Epoch U.S. All Cap Fund, MainStay Large Cap Growth Fund and MainStay S&P 500 Index Fund.

We increased the Fund’s position in MainStay Cushing Renaissance Advantage Fund to a more meaningful size. Given the turbulence in crude oil pricing, we shifted exposure from the upstream sector of the MLP (Master Limited Partnership) market to the midstream sector by rolling out of MainStay Cushing Royalty Energy Income Fund and into MainStay Cushing MLP Premier Fund.

During the reporting period, which Underlying Funds had the highest total returns and which Underlying Funds had the lowest total returns?

Of the Underlying Funds held for the entire reporting period, the highest total returns came from MainStay International Opportunities Fund and MainStay Epoch Global Choice Fund. By far

the lowest total return came from MainStay Cushing Royalty Energy Income Fund, followed by MainStay Cushing Renaissance Advantage Fund. Both of these Underlying Funds provided negative total returns during the reporting period.

Which Underlying Funds were the strongest contributors to the Fund’s absolute performance and which Underlying Funds were particularly weak?

As a result of position size and strong performance, the most significant positive contributor to the Fund’s absolute performance was MainStay U.S. Equity Opportunities Fund, followed by a larger position in MainStay MAP Fund. (Contributions take weightings and total returns into account.) Although the Fund held a very small position in MainStay Cushing Royalty Energy Income Fund, this Underlying Fund was the largest detractor from the Fund’s absolute performance. MainStay Cushing Renaissance Advantage Fund also detracted.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

54	MainStay Growth Allocation Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value

Affiliated Investment Companies 99.1%†
Equity Funds 99.1%
MainStay Cushing MLP Premier Fund Class I	102,894	$2,201,922
MainStay Cushing Renaissance Advantage Fund Class I (a)	719,734	16,337,969
MainStay Emerging Markets Opportunities Fund Class I (a)	2,248,199	23,898,355
MainStay Epoch Global Choice Fund Class I	506,693	10,245,341
MainStay Epoch U.S. All Cap Fund Class I	757,205	22,443,544
MainStay ICAP Equity Fund Class I	575,356	29,814,958
MainStay ICAP International Fund Class I	861,989	30,928,170
MainStay International Equity Fund Class I	711,249	9,943,266
MainStay International Opportunities Fund Class I (a)	2,814,917	25,503,144
MainStay Large Cap Growth Fund Class I	2,847,403	30,638,061
MainStay MAP Fund Class I	988,119	45,048,327
MainStay Marketfield Fund Class I (b)	336,577	5,566,977
MainStay S&P 500 Index Fund Class I	161,674	7,844,444
MainStay U.S. Equity Opportunities Fund Class I (a)	5,253,964	44,973,930
MainStay U.S. Small Cap Fund Class I (a)	1,387,180	37,939,383

Total Equity Funds (Cost $268,097,334)		343,327,791

Total Affiliated Investment Companies (Cost $268,097,334)		343,327,791

	Principal Amount	Value

Short-Term Investment 1.0%
Repurchase Agreement 1.0%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $3,373,129 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.1% and a maturity date of 10/17/22, with a Principal Amount of $3,495,000 and a Market Value of $3,442,302)	$3,373,129	$3,373,129

Total Short-Term Investment (Cost $3,373,129)		3,373,129

Total Investments (Cost $271,470,463) (c)	100.1%	346,700,920
Other Assets, Less Liabilities	(0.1)	(174,306)
Net Assets	100.0%	$346,526,614

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of April 30, 2015, cost was $276,451,842 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$75,540,590
Gross unrealized depreciation	(5,291,512)

Net unrealized appreciation	$70,249,078

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$343,327,791	$—	$—	$343,327,791
Short-Term Investment
Repurchase Agreement	—	3,373,129	—	3,373,129

Total Investments in Securities	$343,327,791	$3,373,129	$—	$346,700,920

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	55

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $268,097,334)	$343,327,791
Repurchase agreement, at value (identified cost $3,373,129)	3,373,129
Receivables:
Fund shares sold	303,076
Manager (See Note 3)	123
Other assets	57,884

Total assets	347,062,003

Liabilities
Due to custodian	125,152
Payables:
Fund shares redeemed	151,068
NYLIFE Distributors (See Note 3)	123,060
Transfer agent (See Note 3)	96,808
Professional fees	19,080
Shareholder communication	17,412
Custodian	443
Trustees	140
Accrued expenses	2,226

Total liabilities	535,389

Net assets	$346,526,614

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$21,783
Additional paid-in capital	260,082,991

260,104,774
Distributions in excess of net investment income	(2,285,099)
Accumulated net realized gain (loss) on investments	13,476,482
Net unrealized appreciation (depreciation) on investments	75,230,457

Net assets	$346,526,614

Class A
Net assets applicable to outstanding shares	$138,225,091

Shares of beneficial interest outstanding	8,635,889

Net asset value per share outstanding	$16.01
Maximum sales charge (5.50% of offering price)	0.93

Maximum offering price per share outstanding	$16.94

Investor Class
Net assets applicable to outstanding shares	$119,465,922

Shares of beneficial interest outstanding	7,471,795

Net asset value per share outstanding	$15.99
Maximum sales charge (5.50% of offering price)	0.93

Maximum offering price per share outstanding	$16.92

Class B
Net assets applicable to outstanding shares	$59,480,998

Shares of beneficial interest outstanding	3,807,351

Net asset value and offering price per share outstanding	$15.62

Class C
Net assets applicable to outstanding shares	$25,462,916

Shares of beneficial interest outstanding	1,627,726

Net asset value and offering price per share outstanding	$15.64

Class I
Net assets applicable to outstanding shares	$3,891,687

Shares of beneficial interest outstanding	240,042

Net asset value and offering price per share outstanding	$16.21

56	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$3,862,477

Expenses
Distribution/Service—Class A (See Note 3)	163,870
Distribution/Service—Investor Class (See Note 3)	143,330
Distribution/Service—Class B (See Note 3)	294,134
Distribution/Service—Class C (See Note 3)	118,658
Transfer agent (See Note 3)	290,962
Registration	42,865
Shareholder communication	27,280
Professional fees	18,260
Trustees	2,815
Custodian	2,372
Miscellaneous	6,254

Total expenses before waiver/reimbursement	1,110,800
Expense waiver/reimbursement from Manager (See Note 3)	(4,246)

Net expenses	1,106,554

Net investment income (loss)	2,755,923

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	37,374
Realized capital gain distributions from affiliated investment companies	18,420,587

Net realized gain (loss) on investments from affiliated investment companies	18,457,961

Net change in unrealized appreciation (depreciation) on investments	(6,662,199)

Net realized and unrealized gain (loss) on investments	11,795,762

Net increase (decrease) in net assets resulting from operations	$14,551,685

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	57

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,755,923	$(84,129)
Net realized gain (loss) on investments from affiliated investment companies	18,457,961	22,234,172
Net change in unrealized appreciation (depreciation) on investments	(6,662,199)	4,793,416

Net increase (decrease) in net assets resulting from operations	14,551,685	26,943,459

Dividends and distributions to shareholders:
From net investment income:
Class A	(2,090,143)	(1,862,841)
Investor Class	(1,644,791)	(1,558,779)
Class B	(430,912)	(548,412)
Class C	(172,392)	(177,882)
Class I	(61,391)	(50,823)

	(4,399,629)	(4,198,737)

From net realized gain on investments:
Class A	(3,665,157)	—
Investor Class	(3,204,729)	—
Class B	(1,697,749)	—
Class C	(678,971)	—
Class I	(93,804)	—

	(9,340,410)	—

Total dividends and distributions to shareholders	(13,740,039)	(4,198,737)

Capital share transactions:
Net proceeds from sale of shares	32,515,098	59,853,120
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	13,597,752	4,155,349
Cost of shares redeemed	(26,476,377)	(47,298,480)

Increase (decrease) in net assets derived from capital share transactions	19,636,473	16,709,989

Net increase (decrease) in net assets	20,448,119	39,454,711

Net Assets
Beginning of period	326,078,495	286,623,784

End of period	$346,526,614	$326,078,495

Distributions in excess of net investment income at end of period	$(2,285,099)	$(641,393)

58	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$16.01		$14.86	$11.55	$10.50	$10.22	$8.97

Net investment income (loss) (a)	0.15		0.04	0.07	0.05	0.06	0.04
Net realized and unrealized gain (loss) on investments	0.56		1.36	3.38	1.04	0.27	1.26

Total from investment operations	0.71		1.40	3.45	1.09	0.33	1.30

Less dividends and distributions:
From net investment income	(0.26)		(0.25)	(0.14)	(0.04)	(0.05)	(0.05)
From net realized gain on investments	(0.45)		—	—	—	—	—

Total dividends and distributions	(0.71)		—	(0.14)	(0.04)	(0.05)	(0.05)

Net asset value at end of period	$16.01		$16.01	$14.86	$11.55	$10.50	$10.22

Total investment return (b)	4.60	%(c)	9.53%	30.22%	10.43%	3.25%	14.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.93	%††	0.24%	0.54%	0.44%	0.55%	0.38%
Net expenses (d)	0.39	%††	0.39%	0.41%	0.42%	0.44%	0.48%
Portfolio turnover rate	18%		37%	33%	47%	53%	54%
Net assets at end of period (in 000’s)	$138,225		$127,986	$105,462	$77,775	$70,127	$71,983

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$15.98		$14.84	$11.54	$10.49	$10.22	$8.97

Net investment income (loss) (a)	0.14		0.02	0.05	0.04	0.05	0.03
Net realized and unrealized gain (loss) on investments	0.55		1.35	3.38	1.04	0.27	1.27

Total from investment operations	0.69		1.37	3.43	1.08	0.32	1.30

Less dividends and distributions:
From net investment income	(0.23)		(0.23)	(0.13)	(0.03)	(0.05)	(0.05)
From net realized gain on investments	(0.45)		—	—	—	—	—

Total dividends and distributions	(0.68)		(0.23)	(0.13)	(0.03)	(0.05)	(0.05)

Net asset value at end of period	$15.99		$15.98	$14.84	$11.54	$10.49	$10.22

Total investment return (b)	4.50	%(c)	9.33%	30.01%	10.37%	3.12%	14.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.78	%††	0.12%	0.40%	0.35%	0.50%	0.35%
Net expenses (d)	0.55	%††	0.55%	0.55%	0.53%	0.50%	0.50%
Expenses (before waiver/reimbursement) (d)	0.55	%††	0.56%	0.60%	0.63%	0.65%	0.73%
Portfolio turnover rate	18%		37%	33%	47%	53%	54%
Net assets at end of period (in 000’s)	$119,466		$112,122	$98,827	$76,323	$71,730	$66,013

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	59

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2015*		2014	2013	2012		2011	2010
Net asset value at beginning of period	$15.57		$14.47	$11.25	$10.27		$10.03	$8.82

Net investment income (loss) (a)	0.08		(0.09)	(0.04)	(0.04)		(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	0.53		1.32	3.30	1.02		0.26	1.25

Total from investment operations	0.61		1.23	3.26	0.98		0.24	1.21

Less dividends and distributions:
From net investment income	(0.11)		(0.13)	(0.04)	—		—	—
From net realized gain on investments	(0.45)		—	—	—		—	—

Total dividends and distributions	(0.56)		(0.13)	(0.04)	—		—	—

Net asset value at end of period	$15.62		$15.57	$14.47	$11.25		$10.27	$10.03

Total investment return (b)	4.09	%(c)	8.55%	29.10%	9.54	%(d)	2.49%	13.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.06	%††	(0.61%)	(0.32%)	(0.38%)		(0.23%)	(0.38%)
Net expenses (e)	1.30	%††	1.30%	1.30%	1.28%		1.25%	1.25%
Expenses (before waiver/reimbursement) (e)	1.30	%††	1.31%	1.35%	1.38%		1.40%	1.48%
Portfolio turnover rate	18%		37%	33%	47%		53%	54%
Net assets at end of period (in 000’s)	$59,481		$59,583	$60,627	$49,650		$49,874	$52,053

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30,		Year ended October 31,
Class C	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$15.59		$14.49	$11.27	$10.29	$10.04	$8.84

Net investment income (loss) (a)	0.08		(0.10)	(0.05)	(0.05)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	0.53		1.33	3.31	1.03	0.28	1.24

Total from investment operations	0.61		1.23	3.26	0.98	0.25	1.20

Less dividends and distributions:
From net investment income	(0.11)		(0.13)	(0.04)	—	—	—
From net realized gain on investments	(0.45)		—	—	—	—	—

Total dividends and distributions	(0.56)		(0.13)	(0.04)	—	—	—

Net asset value at end of period	$15.64		$15.59	$14.49	$11.27	$10.29	$10.04

Total investment return (b)	4.08	%(c)	8.54%	29.04%	9.52%	2.49%	13.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.01	%††	(0.66%)	(0.37%)	(0.42%)	(0.27%)	(0.39%)
Net expenses (d)	1.30	%††	1.30%	1.30%	1.28%	1.25%	1.25%
Expenses (before waiver/reimbursement) (d)	1.30	%††	1.31%	1.35%	1.38%	1.40%	1.48%
Portfolio turnover rate	18%		37%	33%	47%	53%	54%
Net assets at end of period (in 000’s)	$25,463		$22,767	$19,043	$13,557	$12,484	$11,599

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

60	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$16.23		$15.05	$11.69	$10.62	$10.33	$9.06

Net investment income (loss) (a)	0.17		0.08	0.10	0.07	0.09	0.06
Net realized and unrealized gain (loss) on investments	0.56		1.39	3.43	1.07	0.28	1.28

Total from investment operations	0.73		1.47	3.53	1.14	0.37	1.34

Less dividends and distributions:
From net investment income	(0.30)		(0.29)	(0.17)	(0.07)	(0.08)	(0.07)
From net realized gain on investments	(0.45)		—	—	—	—	—

Total dividends and distributions	(0.75)		(0.29)	(0.17)	(0.07)	(0.08)	(0.07)

Net asset value at end of period	$16.21		$16.23	$15.05	$11.69	$10.62	$10.33

Total investment return (b)	4.67	%(c)	9.84%	30.49%	10.89%	3.55%	14.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.17	%††	0.52%	0.75%	0.63%	0.84%	0.64%
Net expenses (d)	0.14	%††	0.14%	0.16%	0.17%	0.19%	0.23%
Portfolio turnover rate	18%		37%	33%	47%	53%	54%
Net assets at end of period (in 000’s)	$3,892		$3,621	$2,665	$1,820	$1,539	$1,478

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	61

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund (collectively referred to as the “Allocation Funds” and each individually referred to as an “Allocation Fund”). Each is a diversified fund. Each Allocation Fund is the successor of a series of Eclipse Funds Inc. with the same name (collectively referred to as the “Predecessor Funds” and each individually referred to as a “Predecessor Fund”). The reorganizations of the Predecessor Funds with and into the respective Allocation Funds occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the respective Predecessor Fund.

The Allocation Funds each currently offer five classes of shares. Class A, Class B, Class C and Class I shares commenced operations on April 4, 2005. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The investment objective for each of the Allocation Funds is as follows:

The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.

The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Moderate Growth Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Growth Allocation Fund seeks long-term growth of capital.

The Allocation Funds are “funds-of-funds,” meaning that they seek to achieve their investment objectives by investing primarily in other MainStay Funds, for which New York Life Investment Management LLC (“New York Life Investments” or “Manager”) serves as Manager (the “Underlying Funds”).

Note 2–Significant Accounting Policies

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of each Allocation Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Allocation Funds (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Funds’ assets and liabilities) rests with New York Life Investments, aided to whatever extent necessary by the portfolio managers to each Allocation Fund.

To assess the appropriateness of security valuations, the Manager or the Allocation Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price an Allocation Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

62	MainStay Asset Allocation Funds

asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Funds. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Allocation Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level of each Allocation Fund’s assets and liabilities is included at the end of each Allocation Fund’s Portfolio of Investments.

Investments in Underlying Funds are valued at their NAVs at the close of business each day. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds. Equity securities are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date. Debt securities are generally valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the affiliated Underlying Fund’s manager in consultation with the affiliated Underlying Fund’s subadvisor.

(B)  Income Taxes.  Each Allocation Fund is treated as a separate entity for federal income tax purposes. The Allocation Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Allocation Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Allocation Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Allocation Funds’ financial statements. The Allocation Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Conservative Allocation Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital gains, if any, at least annually. The other Allocation Funds intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Allocation Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Funds, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.

In addition, the Allocation Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Allocation Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Fund may vary. These indirect expenses of the Underlying Funds are not included in the amounts shown on each Allocation Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

63

Notes to Financial Statements (Unaudited) (continued)

(G)  Repurchase Agreements.  The Allocation Funds may enter into repurchase agreements to earn income. The Allocation Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Allocation Fund to the seller secured by the securities transferred to the respective Allocation Fund.

When the Allocation Funds invest in repurchase agreements, the Allocation Funds’ custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Allocation Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective Allocation Fund.

(H)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Allocation Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Allocation Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Funds and certain operational expenses of the Allocation Funds. The Allocation Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Allocation Funds.

The Allocation Funds do not pay any fees to the Manager in return for the services performed. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Funds in which the Allocation Funds invest.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets for each class:

	Class A	Investor Class	Class B	Class C	Class I
MainStay Conservative Allocation Fund	0.50%	0.55%	1.30%	1.30%	0.25%
MainStay Moderate Allocation Fund	0.50	0.55	1.30	1.30	0.25
MainStay Moderate Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25
MainStay Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25

These agreements will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2015, New York Life Investments waived fees and/or reimbursed expenses of the Allocation Funds as follows:

Total
MainStay Conservative Allocation Fund	$—
MainStay Moderate Allocation Fund	—
MainStay Moderate Growth Allocation Fund	—
MainStay Growth Allocation Fund	4,246

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds’ administrative operations. For providing these services to the Allocation Funds, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Allocation Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net

64	MainStay Asset Allocation Funds

assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds’ shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Allocation Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were as follows:

MainStay Conservative Allocation Fund
Class A	$63,293
Investor Class	44,574

MainStay Moderate Allocation Fund
Class A	$97,319
Investor Class	103,424

MainStay Moderate Growth Allocation Fund
Class A	$75,962
Investor Class	144,739

MainStay Growth Allocation Fund
Class A	$34,630
Investor Class	77,851

During the six-month period ended April 30, 2015, the Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares were as follows:

MainStay Conservative Allocation Fund
Class A	$46,168
Investor Class	97
Class B	28,890
Class C	8,247

MainStay Moderate Allocation Fund
Class B	$61,703
Class C	5,926

MainStay Moderate Growth Allocation Fund
Class B	$76,325
Class C	5,593

MainStay Growth Allocation Fund
Investor Class	$7
Class B	39,369
Class C	2,845

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Allocation Funds were as follows:

MainStay Conservative Allocation Fund
Class A	$58,900
Investor Class	62,246
Class B	36,224
Class C	68,756
Class I	3,920

MainStay Moderate Allocation Fund
Class A	$79,481
Investor Class	157,528
Class B	91,020
Class C	72,738
Class I	2,979

MainStay Moderate Growth Allocation Fund
Class A	$84,029
Investor Class	224,954
Class B	117,782
Class C	57,437
Class I	2,492

MainStay Growth Allocation Fund
Class A	$48,875
Investor Class	139,976
Class B	71,810
Class C	28,970
Class I	1,331

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Allocation Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

65

Notes to Financial Statements (Unaudited) (continued)

(F)  Capital.  As of April 30, 2015, the Allocation Funds held the following percentages of outstanding shares of affiliated investment companies:

MainStay Conservative Allocation Fund
MainStay Cushing MLP Premier Fund Class I	0.47%
MainStay Cushing Renaissance Advantage Fund Class I	4.29
MainStay Emerging Markets Opportunities Fund Class I	6.55
MainStay Epoch Global Choice Fund Class I	5.89
MainStay Epoch U.S. All Cap Fund Class I	0.75
MainStay Floating Rate Fund Class I	3.00
MainStay High Yield Corporate Bond Fund Class I	0.37
MainStay ICAP Equity Fund Class I	1.32
MainStay ICAP International Fund Class I	0.83
MainStay Indexed Bond Fund Class I	24.67
MainStay International Equity Fund Class I	2.35
MainStay International Opportunities Fund Class I	3.10
MainStay Large Cap Growth Fund Class I	0.09
MainStay MAP Fund Class I	1.60
MainStay Marketfield Fund Class I	0.17
MainStay S&P 500 Index Fund Class I	0.35
MainStay Short Duration High Yield Fund Class I	5.60
MainStay Total Return Bond Fund Class I	9.88
MainStay Unconstrained Bond Fund Class I	1.30
MainStay U.S. Equity Opportunities Fund Class I	4.05
MainStay U.S. Small Cap Fund Class I	5.80

MainStay Moderate Allocation Fund
MainStay Cushing MLP Premier Fund Class I	0.70%
MainStay Cushing Renaissance Advantage Fund Class I	5.82
MainStay Emerging Markets Opportunities Fund Class I	13.79
MainStay Epoch Global Choice Fund Class I	8.79
MainStay Epoch U.S. All Cap Fund Class I	4.20
MainStay Floating Rate Fund Class I	2.48
MainStay High Yield Corporate Bond Fund Class I	0.31
MainStay ICAP Equity Fund Class I	4.02
MainStay ICAP International Fund Class I	1.90
MainStay Indexed Bond Fund Class I	6.22
MainStay International Equity Fund Class I	5.41
MainStay International Opportunities Fund Class I	7.07
MainStay Large Cap Growth Fund Class I	0.27
MainStay MAP Fund Class I	4.06
MainStay Marketfield Fund Class I	0.25
MainStay S&P 500 Index Fund Class I	0.81
MainStay Short Duration High Yield Fund Class I	6.15
MainStay Total Return Bond Fund Class I	13.39
MainStay Unconstrained Bond Fund Class I	1.95
MainStay U.S. Equity Opportunities Fund Class I	10.09
MainStay U.S. Small Cap Fund Class I	8.93

MainStay Moderate Growth Allocation Fund
MainStay Cushing MLP Premier Fund Class I	0.69%
MainStay Cushing Renaissance Advantage Fund Class I	7.69
MainStay Emerging Markets Opportunities Fund Class I	17.40
MainStay Epoch Global Choice Fund Class I	8.57
MainStay Epoch U.S. All Cap Fund Class I	4.61
MainStay Floating Rate Fund Class I	2.41
MainStay High Yield Corporate Bond Fund Class I	0.33
MainStay ICAP Equity Fund Class I	4.86
MainStay ICAP International Fund Class I	2.47
MainStay International Equity Fund Class I	7.13
MainStay International Opportunities Fund Class I	9.25
MainStay Large Cap Growth Fund Class I	0.38
MainStay MAP Fund Class I	5.10
MainStay Marketfield Fund Class I	0.25
MainStay S&P 500 Index Fund Class I	0.88
MainStay Short Duration High Yield Fund Class I	6.10
MainStay Total Return Bond Fund Class I	2.18
MainStay Unconstrained Bond Fund Class I	1.93
MainStay U.S. Equity Opportunities Fund Class I	13.07
MainStay U.S. Small Cap Fund Class I	21.15

66	MainStay Asset Allocation Funds

MainStay Growth Allocation Fund
MainStay Cushing MLP Premier Fund Class I	0.35%
MainStay Cushing Renaissance Advantage Fund Class I	5.96
MainStay Emerging Markets Opportunities Fund Class I	11.52
MainStay Epoch Global Choice Fund Class I	4.35
MainStay Epoch U.S. All Cap Fund Class I	3.38
MainStay ICAP Equity Fund Class I	3.16
MainStay ICAP International Fund Class I	1.55
MainStay International Equity Fund Class I	4.43
MainStay International Opportunities Fund Class I	5.76
MainStay Large Cap Growth Fund Class I	0.23
MainStay MAP Fund Class I	3.25
MainStay Marketfield Fund Class I	0.12
MainStay S&P 500 Index Fund Class I	0.54
MainStay U.S. Equity Opportunities Fund Class I	8.53
MainStay U.S. Small Cap Fund Class I	13.25

Note 4–Federal Income Tax

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets was as follows:

	2014
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay Conservative Allocation Fund	$13,412,747	$8,836,592	$22,249,339
MainStay Moderate Allocation Fund	13,875,916	14,809,696	28,685,612
MainStay Moderate Growth Allocation Fund	9,671,343	—	9,671,343
MainStay Growth Allocation Fund	4,198,737	—	4,198,737

Note 5–Custodian

State Street is the custodian of cash and securities held by the Allocation Funds. Custodial fees are charged to each Allocation Fund based on the Allocation Fund’s net assets and/or the market value of securities held by each Allocation Fund and the number of certain cash transactions incurred by each Allocation Fund.

Note 6–Line of Credit

The Allocation Funds and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Funds and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Allocation Funds under the Credit Agreement.

Note 7–Purchases and Sales of Securities

(in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities were as follows:

	Other
	Purchases	Sales
MainStay Conservative Allocation Fund	$115,936	$99,142
MainStay Moderate Allocation Fund	173,021	135,943
MainStay Moderate Growth Allocation Fund	166,662	127,616
MainStay Growth Allocation Fund	85,024	61,210

Note 8–Capital Share Transactions

MainStay Conservative Allocation Fund

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	2,190,028	$26,797,228
Shares issued to shareholders in reinvestment of dividends and distributions	1,036,696	12,382,225
Shares redeemed	(1,722,498)	(21,019,049)

Net increase (decrease) in shares outstanding before conversion	1,504,226	18,160,404
Shares converted into Class A (See Note 1)	282,875	3,475,782
Shares converted from Class A (See Note 1)	(49,505)	(599,506)

Net increase (decrease)	1,737,596	$21,036,680

Year ended October 31, 2014:
Shares sold	5,035,192	$62,439,595
Shares issued to shareholders in reinvestment of dividends and distributions	1,040,777	12,725,698
Shares redeemed	(3,222,075)	(39,958,508)

Net increase (decrease) in shares outstanding before conversion	2,853,894	35,206,785
Shares converted into Class A (See Note 1)	694,509	8,714,086
Shares converted from Class A (See Note 1)	(133,374)	(1,651,293)

Net increase (decrease)	3,415,029	$42,269,578

67

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	796,022	$9,734,174
Shares issued to shareholders in reinvestment of dividends and distributions	276,905	3,306,976
Shares redeemed	(557,867)	(6,797,087)

Net increase (decrease) in shares outstanding before conversion	515,060	6,244,063
Shares converted into Investor Class (See Note 1)	157,800	1,924,012
Shares converted from Investor Class (See Note 1)	(246,263)	(3,029,444)

Net increase (decrease)	426,597	$5,138,631

Year ended October 31, 2014:
Shares sold	1,413,247	$17,541,709
Shares issued to shareholders in reinvestment of dividends and distributions	289,414	3,537,230
Shares redeemed	(927,576)	(11,504,862)

Net increase (decrease) in shares outstanding before conversion	775,085	9,574,077
Shares converted into Investor Class (See Note 1)	352,930	4,398,309
Shares converted from Investor Class (See Note 1)	(580,425)	(7,287,419)

Net increase (decrease)	547,590	$6,684,967

Class B	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	326,432	$3,968,458
Shares issued to shareholders in reinvestment of dividends and distributions	145,122	1,726,418
Shares redeemed	(252,419)	(3,070,915)

Net increase (decrease) in shares outstanding before conversion	219,135	2,623,961
Shares converted from Class B (See Note 1)	(145,681)	(1,770,844)

Net increase (decrease)	73,454	$853,117

Year ended October 31, 2014:
Shares sold	614,771	$7,592,164
Shares issued to shareholders in reinvestment of dividends and distributions	165,997	2,018,446
Shares redeemed	(545,182)	(6,742,950)

Net increase (decrease) in shares outstanding before conversion	235,586	2,867,660
Shares converted from Class B (See Note 1)	(335,275)	(4,173,683)

Net increase (decrease)	(99,689)	$(1,306,023)

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	1,281,654	$15,634,712
Shares issued to shareholders in reinvestment of dividends and distributions	251,016	2,986,232
Shares redeemed	(660,218)	(8,016,606)

Net increase (decrease)	872,452	$10,604,338

Year ended October 31, 2014:
Shares sold	2,197,736	$27,119,377
Shares issued to shareholders in reinvestment of dividends and distributions	199,288	2,423,946
Shares redeemed	(784,940)	(9,695,694)

Net increase (decrease)	1,612,084	$19,847,629

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	220,488	$2,740,132
Shares issued to shareholders in reinvestment of dividends and distributions	65,620	789,666
Shares redeemed	(263,832)	(3,243,005)

Net increase (decrease)	22,276	$286,793

Year ended October 31, 2014:
Shares sold	623,290	$7,719,110
Shares issued to shareholders in reinvestment of dividends and distributions	47,489	585,575
Shares redeemed	(321,008)	(4,018,747)

Net increase (decrease)	349,771	$4,285,938

MainStay Moderate Allocation Fund

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	2,519,958	$34,533,426
Shares issued to shareholders in reinvestment of dividends and distributions	1,719,651	22,819,788
Shares redeemed	(1,878,473)	(25,724,836)

Net increase (decrease) in shares outstanding before conversion	2,361,136	31,628,378
Shares converted into Class A (See Note 1)	384,139	5,294,908
Shares converted from Class A (See Note 1)	(47,757)	(644,719)

Net increase (decrease)	2,697,518	$36,278,567

Year ended October 31, 2014:
Shares sold	4,546,236	$63,210,345
Shares issued to shareholders in reinvestment of dividends and distributions	1,122,216	15,271,200
Shares redeemed	(3,436,787)	(47,846,188)

Net increase (decrease) in shares outstanding before conversion	2,231,665	30,635,357
Shares converted into Class A (See Note 1)	1,021,475	14,323,468
Shares converted from Class A (See Note 1)	(128,818)	(1,791,411)

Net increase (decrease)	3,124,322	$43,167,414

68	MainStay Asset Allocation Funds

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	1,303,713	$17,855,385
Shares issued to shareholders in reinvestment of dividends and distributions	731,794	9,710,895
Shares redeemed	(845,981)	(11,586,271)

Net increase (decrease) in shares outstanding before conversion	1,189,526	15,980,009
Shares converted into Investor Class (See Note 1)	270,175	3,691,182
Shares converted from Investor Class (See Note 1)	(281,871)	(3,896,968)

Net increase (decrease)	1,177,830	$15,774,223

Year ended October 31, 2014:
Shares sold	2,287,501	$31,740,274
Shares issued to shareholders in reinvestment of dividends and distributions	471,936	6,427,767
Shares redeemed	(1,432,473)	(19,872,330)

Net increase (decrease) in shares outstanding before conversion	1,326,964	18,295,711
Shares converted into Investor Class (See Note 1)	586,862	8,213,333
Shares converted from Investor Class (See Note 1)	(802,817)	(11,270,580)

Net increase (decrease)	1,111,009	$15,238,464

Class B	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	558,810	$7,558,021
Shares issued to shareholders in reinvestment of dividends and distributions	379,580	4,995,273
Shares redeemed	(432,713)	(5,850,108)

Net increase (decrease) in shares outstanding before conversion	505,677	6,703,186
Shares converted from Class B (See Note 1)	(328,797)	(4,444,403)

Net increase (decrease)	176,880	$2,258,783

Year ended October 31, 2014:
Shares sold	1,055,603	$14,431,033
Shares issued to shareholders in reinvestment of dividends and distributions	275,591	3,724,560
Shares redeemed	(802,553)	(10,968,564)

Net increase (decrease) in shares outstanding before conversion	528,641	7,187,029
Shares converted from Class B (See Note 1)	(685,228)	(9,474,810)

Net increase (decrease)	(156,587)	$(2,287,781)

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	813,602	$11,035,253
Shares issued to shareholders in reinvestment of dividends and distributions	295,379	3,884,227
Shares redeemed	(593,655)	(8,014,009)

Net increase (decrease)	515,326	$6,905,471

Year ended October 31, 2014:
Shares sold	1,334,915	$18,314,377
Shares issued to shareholders in reinvestment of dividends and distributions	174,144	2,352,683
Shares redeemed	(699,848)	(9,602,367)

Net increase (decrease)	809,211	$11,064,693

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	215,698	$2,989,870
Shares issued to shareholders in reinvestment of dividends and distributions	63,850	851,125
Shares redeemed	(102,601)	(1,429,856)

Net increase (decrease)	176,947	$2,411,139

Year ended October 31, 2014:
Shares sold	472,479	$6,685,582
Shares issued to shareholders in reinvestment of dividends and distributions	42,934	586,906
Shares redeemed	(282,147)	(3,895,923)

Net increase (decrease)	233,266	$3,376,565

MainStay Moderate Growth Allocation Fund

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	1,752,050	$26,418,140
Shares issued to shareholders in reinvestment of dividends and distributions	1,195,061	17,459,843
Shares redeemed	(1,284,080)	(19,380,478)

Net increase (decrease) in shares outstanding before conversion	1,663,031	24,497,505
Shares converted into Class A (See Note 1)	415,471	6,325,046
Shares converted from Class A (See Note 1)	(57,906)	(862,797)

Net increase (decrease)	2,020,596	$29,959,754

Year ended October 31, 2014:
Shares sold	3,383,792	$50,655,759
Shares issued to shareholders in reinvestment of dividends and distributions	321,599	4,772,578
Shares redeemed	(2,560,259)	(38,523,281)

Net increase (decrease) in shares outstanding before conversion	1,145,132	16,905,056
Shares converted into Class A (See Note 1)	1,257,962	19,052,899
Shares converted from Class A (See Note 1)	(109,834)	(1,658,681)

Net increase (decrease)	2,293,260	$34,299,274

69

Notes to Financial Statements (Unaudited) (continued)

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	1,624,235	$24,426,508
Shares issued to shareholders in reinvestment of dividends and distributions	792,283	11,575,251
Shares redeemed	(1,141,780)	(17,113,071)

Net increase (decrease) in shares outstanding before conversion	1,274,738	18,888,688
Shares converted into Investor Class (See Note 1)	355,109	5,325,341
Shares converted from Investor Class (See Note 1)	(325,050)	(4,959,841)

Net increase (decrease)	1,304,797	$19,254,188

Year ended October 31, 2014:
Shares sold	2,735,149	$40,975,150
Shares issued to shareholders in reinvestment of dividends and distributions	207,826	3,084,172
Shares redeemed	(1,756,516)	(26,315,224)

Net increase (decrease) in shares outstanding before conversion	1,186,459	17,744,098
Shares converted into Investor Class (See Note 1)	674,121	10,228,388
Shares converted from Investor Class (See Note 1)	(998,277)	(15,117,029)

Net increase (decrease)	862,303	$12,855,457

Class B	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	556,739	$8,276,149
Shares issued to shareholders in reinvestment of dividends and distributions	374,906	5,417,388
Shares redeemed	(528,593)	(7,835,727)

Net increase (decrease) in shares outstanding before conversion	403,052	5,857,810
Shares converted from Class B (See Note 1)	(393,658)	(5,827,749)

Net increase (decrease)	9,394	$30,061

Year ended October 31, 2014:
Shares sold	1,084,343	$16,032,463
Shares issued to shareholders in reinvestment of dividends and distributions	83,917	1,233,491
Shares redeemed	(957,816)	(14,195,315)

Net increase (decrease) in shares outstanding before conversion	210,444	3,070,639
Shares converted from Class B (See Note 1)	(836,633)	(12,505,577)

Net increase (decrease)	(626,189)	$(9,434,938)

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	508,820	$7,556,301
Shares issued to shareholders in reinvestment of dividends and distributions	178,656	2,581,577
Shares redeemed	(402,860)	(5,966,626)

Net increase (decrease)	284,616	$4,171,252

Year ended October 31, 2014:
Shares sold	1,001,440	$14,766,363
Shares issued to shareholders in reinvestment of dividends and distributions	31,294	459,710
Shares redeemed	(506,246)	(7,472,883)

Net increase (decrease)	526,488	$7,753,190

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	207,745	$3,172,124
Shares issued to shareholders in reinvestment of dividends and distributions	35,036	516,085
Shares redeemed	(84,661)	(1,291,138)

Net increase (decrease)	158,120	$2,397,071

Year ended October 31, 2014:
Shares sold	389,605	$5,893,377
Shares issued to shareholders in reinvestment of dividends and distributions	3,446	51,512
Shares redeemed	(86,003)	(1,303,310)

Net increase (decrease)	307,048	$4,641,579

MainStay Growth Allocation Fund

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	720,784	$11,421,893
Shares issued to shareholders in reinvestment of dividends and distributions	370,569	5,710,469
Shares redeemed	(618,246)	(9,769,893)

Net increase (decrease) in shares outstanding before conversion	473,107	7,362,469
Shares converted into Class A (See Note 1)	197,536	3,165,326
Shares converted from Class A (See Note 1)	(29,372)	(462,024)

Net increase (decrease)	641,271	$10,065,771

Year ended October 31, 2014:
Shares sold	1,465,594	$22,670,679
Shares issued to shareholders in reinvestment of dividends and distributions	120,416	1,845,953
Shares redeemed	(1,205,998)	(18,692,542)

Net increase (decrease) in shares outstanding before conversion	380,012	5,824,090
Shares converted into Class A (See Note 1)	574,072	8,968,261
Shares converted from Class A (See Note 1)	(57,882)	(903,111)

Net increase (decrease)	896,202	$13,889,240

70	MainStay Asset Allocation Funds

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	731,510	$11,564,127
Shares issued to shareholders in reinvestment of dividends and distributions	314,552	4,844,105
Shares redeemed	(617,776)	(9,737,445)

Net increase (decrease) in shares outstanding before conversion	428,286	6,670,787
Shares converted into Investor Class (See Note 1)	185,217	2,906,510
Shares converted from Investor Class (See Note 1)	(158,039)	(2,542,150)

Net increase (decrease)	455,464	$7,035,147

Year ended October 31, 2014:
Shares sold	1,332,455	$20,578,177
Shares issued to shareholders in reinvestment of dividends and distributions	101,581	1,557,233
Shares redeemed	(951,387)	(14,688,515)

Net increase (decrease) in shares outstanding before conversion	482,649	7,446,895
Shares converted into Investor Class (See Note 1)	354,004	5,537,433
Shares converted from Investor Class (See Note 1)	(481,688)	(7,521,964)

Net increase (decrease)	354,965	$5,462,364

Class B	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	302,633	$4,675,794
Shares issued to shareholders in reinvestment of dividends and distributions	138,327	2,085,977
Shares redeemed	(260,050)	(4,008,944)

Net increase (decrease) in shares outstanding before conversion	180,910	2,752,827
Shares converted from Class B (See Note 1)	(200,334)	(3,067,662)

Net increase (decrease)	(19,424)	$(314,835)

Year ended October 31, 2014:
Shares sold	583,066	$8,776,880
Shares issued to shareholders in reinvestment of dividends and distributions	35,702	536,635
Shares redeemed	(583,130)	(8,798,921)

Net increase (decrease) in shares outstanding before conversion	35,638	514,594
Shares converted from Class B (See Note 1)	(398,431)	(6,080,619)

Net increase (decrease)	(362,793)	$(5,566,025)

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	265,661	$4,115,640
Shares issued to shareholders in reinvestment of dividends and distributions	53,833	812,868
Shares redeemed	(152,213)	(2,347,644)

Net increase (decrease)	167,281	$2,580,864

Year ended October 31, 2014:
Shares sold	430,134	$6,482,698
Shares issued to shareholders in reinvestment of dividends and distributions	11,251	169,331
Shares redeemed	(295,304)	(4,458,392)

Net increase (decrease)	146,081	$2,193,637

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	45,702	$737,644
Shares issued to shareholders in reinvestment of dividends and distributions	9,258	144,333
Shares redeemed	(38,085)	(612,451)

Net increase (decrease)	16,875	$269,526

Year ended October 31, 2014:
Shares sold	85,066	$1,344,686
Shares issued to shareholders in reinvestment of dividends and distributions	2,979	46,197
Shares redeemed	(41,965)	(660,110)

Net increase (decrease)	46,080	$730,773

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Funds as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Allocation Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

71

Board Consideration and Approval of Management Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreements with respect to the MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund and MainStay Moderate Growth Allocation Fund (“Allocation Funds”) and New York Life Investment Management LLC (“New York Life Investments”).

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Allocation Funds and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Allocation Funds’ investment performance, management fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Allocation Funds and the rationale for any differences in the Allocation Funds’ management fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Allocation Funds to New York Life Investments and its affiliates and responses from New York Life Investments to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Allocation Funds prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Allocation Funds by New York Life Investments; (ii) the investment performance of the Allocation Funds and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationships with the Allocation Funds; (iv) the extent to which economies of scale may be realized as the Allocation Funds grow and the extent to which economies of scale may benefit Allocation Fund investors; and (v) the reasonableness of the Allocation Funds’ management fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Allocation Funds and that the Allocation Funds’ shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Allocation Funds. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Allocation Funds. The Board evaluated New York Life Investments’ experience in serving as manager of the Allocation Funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Allocation Funds as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Allocation Funds under the terms of the Management Agreements, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Allocation Funds’ Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Allocation Funds’ compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Agreements. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Allocation Funds and noted that New York Life Investments is responsible for compensating the Allocation Funds’ officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Allocation Funds’ prospectus.

The Board also examined the nature, scope and quality of the advisory services that New York Life Investments provides to the Allocation

72	MainStay Asset Allocation Funds

Funds. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Allocation Funds and managing other portfolios. It examined New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment. The Board also reviewed New York Life Investments’ willingness to invest in personnel that benefit the Allocation Funds. In this regard, the Board considered the experience of the Allocation Funds’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Allocation Funds should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Allocation Funds’ investment performance, the Board considered investment performance results in light of the Allocation Funds’ investment objectives, strategies and risks, as disclosed in the Allocation Funds’ prospectus. The Board particularly considered detailed investment reports on the Allocation Funds’ performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Allocation Funds’ gross and net returns, the Allocation Funds’ investment performance relative to relevant investment categories and Allocation Fund benchmarks, the Allocation Funds’ risk-adjusted investment performance, and the Allocation Funds’ investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Allocation Funds as compared to peer funds.

In considering the Allocation Funds’ investment performance, the Board focused principally on the Allocation Funds’ long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Allocation Funds’ investment performance as well as discussions between the Allocation Funds’ portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Allocation Fund investment performance and the results of those actions.

Because the Allocation Funds invest substantially all of their assets in other funds advised by New York Life Investments, the Board considered the rationale for the allocation among and selection of the underlying funds in which the Allocation Funds invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Allocation Funds, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreements. The Allocation Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Allocation Funds’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreements and the profits realized by New York Life Investments and its affiliates due to their relationships with the Allocation Funds.

The Board noted that the Allocation Funds do not pay a management fee but that shareholders of the Allocation Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Allocation Funds invest. The Board considered that the Allocation Funds’ investments in underlying funds managed by New York Life Investments indirectly benefit New York Life Investments.

In evaluating the costs and profits of New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Allocation Funds. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Allocation Funds and that the ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Allocation Funds. The Board also noted that the Allocation Funds benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Allocation Funds and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Allocation Funds, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Allocation Funds and noting that other profitability methodologies may also be

73

Board Consideration and Approval of Management Agreements (Unaudited) (continued)

reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Allocation Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Allocation Funds. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Allocation Funds, New York Life Investments’ affiliates also earn revenues from serving the Allocation Funds in various other capacities, including as the Allocation Funds’ transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Allocation Funds to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Allocation Funds to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Allocation Funds on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Allocation Funds supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Allocation Funds Grow

The Board considered whether the Allocation Funds’ expense structures permit economies of scale to be shared with Allocation Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Allocation Funds and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Allocation Funds’ management fee schedules compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Allocation Funds’ management fee schedules hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Allocation Funds in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board noted that the Allocation Funds do not pay a management fee and that the Board separately considers economies of scale as part of its review of the management agreements of underlying funds in which the Allocation Funds invest.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Allocation Funds’ expense structures appropriately reflect economies of scale for the benefit of Allocation Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Allocation Funds’ expense structures as the Allocation Funds grow over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Allocation Funds’ expected total ordinary operating expenses.

In assessing the reasonableness of the Allocation Funds’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. Because the Allocation Funds do not pay a management fee to New York Life Investments, the Board considered the reasonableness of fees and expenses the Allocation Funds indirectly pay by investing in underlying funds that charge management fees. The Board considered New York Life Investments’ process for monitoring and disclosing potential conflicts in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Allocation Funds. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Allocation Funds’ net management fees and expenses.

The Board noted that, outside of the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Allocation Funds based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Allocation Funds’ average net assets. The Board took into account information from New York Life Investments showing that the Allocation Funds’ transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Allocation Funds’ transfer agent, charges the Allocation Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Allocation Funds.

The Board considered that, because the Allocation Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds

74	MainStay Asset Allocation Funds

generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts.

After considering all of the factors outlined above, the Board concluded that the Allocation Funds’ management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

75

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Allocation Funds’ securities is available without charge, upon request, (i) by visiting the Allocation Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The MainStay Funds are required to file with the SEC their proxy voting records for each Allocation Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Allocation Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

76	MainStay Asset Allocation Funds

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1652721 MS139-15	MSAA10-06/15 NL0A2

MainStay Indexed Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–1.26 1.80%	0.81 3.93%	2.74 3.37%	3.86 4.18%	0.74 0.74%
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–1.35 1.70	0.50 3.61	2.60 3.22	3.76 4.08	0.97 0.97
Class I Shares	No Sales Charge		1.97	4.26	3.73	4.57	0.49

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[4]	2.06%	4.46%	4.12%	4.75%
Average Lipper Core Bond Fund[5]	1.80	3.77	4.19	4.33

4.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an Index.
5.	The average Lipper core bond fund is representative of funds that invest at least 85% in domestic investment-grade issues (rated in the top four grades) with any remaining investment in non-benchmark sectors as high-yield, global and emerging-market debt. These funds maintain dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Indexed Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Indexed Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,018.00	$3.70	$1,021.10	$3.71

Investor Class Shares	$1,000.00	$1,017.00	$4.60	$1,020.20	$4.61

Class I Shares	$1,000.00	$1,019.70	$2.00	$1,022.80	$2.01

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.74% for Class A, 0.92% for Investor Class and 0.40% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of April 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Issuers Held as of April 30, 2015 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.50%–2.625%, due 11/15/16–2/15/25

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.212%–8.00%, due 6/1/15–11/1/44

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.398%–8.00%, due 1/1/16–1/1/44

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–8.50%, due 11/15/24–8/20/44

5.	United States Treasury Bonds, 3.00%–4.75%, due 2/15/41–11/15/44
6.	Federal Home Loan Mortgage Corporation, 0.875%–5.125%, due 1/19/16–1/13/22

7.	Federal National Mortgage Association, 0.875%–6.21%, due 6/12/17–8/6/38

8.	Bank of America Corp., 2.00%–5.70%, due 12/1/15–1/21/44

9.	Goldman Sachs Group, Inc. (The), 3.625%–6.25%, due 9/1/17–7/8/44

10.	Mexico Government International Bond, 4.00%–4.75%, due 10/2/23–3/8/44

8	MainStay Indexed Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Donald F. Serek, CFA, Thomas J. Girard and George S. Cherpelis of NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Indexed Bond Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Indexed Bond Fund returned 1.80% for Class A shares and 1.70% for Investor Class shares for the six months ended April 30, 2015. Over the same period, Class I shares returned 1.97%. All share classes underperformed the 2.06% return of the Barclays U.S. Aggregate Bond Index1 for the six months ended April 30, 2015. Over the same period, Investor Class shares underperformed, Class A shares performed in line with and Class I shares outperformed the 1.80% return of the Average Lipper2 Core Bond Fund for the six months ended April 30, 2015. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is an index Fund and seeks to replicate the total return performance of fixed-income securities in the aggregate, as represented by the Barclays U.S. Aggregate Bond Index. The Fund does not utilize top-down assessments of economic trends or market forces in making its investment decisions. Because the Fund incurs operating expenses and fees that the Index does not, the Fund’s net performance will typically lag that of the Index.

What was the Fund’s duration3 strategy during the reporting period?

The Fund maintained a passive duration strategy during the reporting period. From time to time, there may be slight variations in the Fund’s duration when compared to the Index. These differences tend to have minimal impact on the Fund’s relative performance. As of April 30, 2015, the Fund had a duration of 5.14 years.

During the reporting period, which sectors had the highest total returns and which sectors had the lowest total returns?

The Fund’s allocation to corporate bonds had the highest total return during the reporting period. Within corporate bonds, industrials had the highest total return. Utilities, sovereign bonds and supranational bonds had lower relative total returns. Cash and asset-backed securities had the lowest relative returns of the broad asset classes in the Fund.

During the reporting period, which sectors made the strongest positive contributions to the Fund’s absolute performance, and which sectors detracted the most?

U.S. Treasury securities made the strongest positive contribution to the Fund’s absolute performance during the reporting period. (Contributions take weightings and total returns into account.) U.S. Treasury securities were the Fund’s largest allocation as interest rates rallied. Corporate bonds were the next-largest contributor to the Fund’s absolute performance. Among the Fund’s corporate bonds, securities with longer durations provided the highest total returns. Agency mortgage-backed securities made the third-largest contribution to the Fund’s absolute performance within the broad core fixed-income asset classes, followed by agencies, commercial mortgage-backed securities and finally asset-backed securities.

1.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2015 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 99.1%† Asset-Backed Securities 0.7%
Airlines 0.0%‡
Continental Airlines, Inc. Series 1992-2, Class A1 7.256%, due 9/15/21	$36,192	$40,444

Auto Floor Plan 0.2%
Ford Credit Floorplan Master Owner Trust A Series 2013-4, Class A2 0.732%, due 6/15/20 (a)	600,000	602,602

Automobile 0.4%
Ally Auto Receivables Trust Series 2014-3, Class A3 1.28%, due 6/17/19	800,000	802,777
Chesapeake Funding LLC Series 2013-1A, Class A 0.628%, due 1/7/25 (a)(b)	633,044	633,321

		1,436,098

Home Equity 0.1%
Equity One Mortgage Pass-Through Trust Series 2003-4, Class AF6 5.19%, due 10/25/34 (c)	68,402	69,609
RAMP Trust Series 2003-RZ5, Class A7 5.47%, due 9/25/33 (c)	27,415	28,292
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.342%, due 6/25/33 (c)	96,707	99,744

		197,645

Total Asset-Backed Securities (Cost $2,259,669)		2,276,789

Corporate Bonds 25.8%
Aerospace & Defense 0.5%
Boeing Co. (The) 2.35%, due 10/30/21	500,000	503,825
General Dynamics Corp. 3.60%, due 11/15/42	250,000	240,239
L-3 Communications Corp. 5.20%, due 10/15/19	100,000	110,612
Lockheed Martin Corp. 4.85%, due 9/15/41	100,000	111,827
Northrop Grumman Corp. 5.05%, due 8/1/19	100,000	111,631

	Principal Amount	Value

Aerospace & Defense (continued)
United Technologies Corp.
3.10%, due 6/1/22	$300,000	$310,399
4.50%, due 4/15/20	200,000	224,753
4.50%, due 6/1/42	100,000	106,490

		1,719,776

Agriculture 0.1%
Archer-Daniels-Midland Co. 4.535%, due 3/26/42	216,000	238,687

Apparel 0.0%‡
VF Corp. 6.45%, due 11/1/37	50,000	67,778

Auto Manufacturers 0.1%
Daimler Finance N.A. LLC 8.50%, due 1/18/31	150,000	232,296

Auto Parts & Equipment 0.0%‡
Johnson Controls, Inc.
5.50%, due 1/15/16	50,000	51,660
6.00%, due 1/15/36	50,000	60,137

		111,797

Banks 5.5%
♦Bank of America Corp.
2.00%, due 1/11/18	575,000	578,765
5.00%, due 1/21/44	250,000	276,013
5.25%, due 12/1/15	200,000	205,055
5.42%, due 3/15/17	900,000	955,967
5.70%, due 5/2/17	100,000	107,478
5.70%, due 1/24/22	325,000	376,672
Bank of Nova Scotia 2.05%, due 6/5/19	250,000	251,145
Barclays Bank PLC 2.50%, due 2/20/19	500,000	509,579
BNP Paribas S.A. 3.25%, due 3/3/23	250,000	253,524
Capital One Financial Corp.
3.75%, due 4/24/24	500,000	516,982
5.25%, due 2/21/17	100,000	106,718
Citigroup, Inc.
4.50%, due 1/14/22	200,000	218,452
4.875%, due 5/7/15	350,000	350,084
5.875%, due 2/22/33	450,000	511,742
6.125%, due 11/21/17	500,000	554,492
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
4.50%, due 1/11/21	300,000	334,243
5.75%, due 12/1/43	250,000	300,288

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2015, excluding short-term investments. May be subject to change daily.

10	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
Credit Suisse 3.625%, due 9/9/24	$250,000	$255,957
Deutsche Bank A.G. 6.00%, due 9/1/17	325,000	356,695
♦Goldman Sachs Group, Inc. (The)
3.625%, due 1/22/23	150,000	154,055
4.80%, due 7/8/44	250,000	265,736
5.95%, due 1/18/18	500,000	554,433
6.00%, due 6/15/20	900,000	1,042,614
6.25%, due 9/1/17	200,000	220,952
JPMorgan Chase & Co.
4.40%, due 7/22/20	750,000	819,511
4.85%, due 2/1/44	250,000	277,373
JPMorgan Chase Bank N.A. 6.00%, due 10/1/17	400,000	442,084
Korea Development Bank (The)
3.50%, due 8/22/17	500,000	521,725
4.375%, due 8/10/15	300,000	302,848
Kreditanstalt fuer Wiederaufbau
4.50%, due 7/16/18	850,000	939,450
Series G 4.875%, due 1/17/17	850,000	910,565
Landwirtschaftliche Rentenbank 5.125%, due 2/1/17	475,000	511,366
Morgan Stanley
3.875%, due 4/29/24	500,000	517,628
5.50%, due 7/24/20	1,000,000	1,138,936
6.25%, due 8/28/17	300,000	330,992
Northern Trust Corp. 3.45%, due 11/4/20	100,000	106,906
PNC Bank N.A. 5.25%, due 1/15/17	175,000	187,101
PNC Funding Corp. 5.125%, due 2/8/20	100,000	113,663
Royal Bank of Scotland PLC (The) 4.375%, due 3/16/16	200,000	205,872
State Street Bank & Trust Co. 5.25%, due 10/15/18	100,000	111,337
SunTrust Bank 5.40%, due 4/1/20	15,000	16,634
UBS A.G.
5.875%, due 7/15/16	125,000	131,879
5.875%, due 12/20/17	200,000	221,627
7.75%, due 9/1/26	100,000	131,031
Wachovia Corp. 5.50%, due 8/1/35	125,000	144,561
Wells Fargo & Co.
4.48%, due 1/16/24	353,000	381,734
4.60%, due 4/1/21	250,000	279,050

	Principal Amount	Value

Banks (continued)
Wells Fargo Bank N.A.
5.60%, due 3/15/16	$200,000	$208,618
5.95%, due 8/26/36	150,000	190,646
Westpac Banking Corp. 4.625%, due 6/1/18	50,000	53,715

		18,454,493

Beverages 0.5%
Anheuser-Busch InBev Worldwide, Inc. 3.75%, due 7/15/42	200,000	189,817
Beam Suntory, Inc. 5.375%, due 1/15/16	18,000	18,544
Brown-Forman Corp. 3.75%, due 1/15/43	50,000	48,646
Coca-Cola Co. (The) 3.15%, due 11/15/20	275,000	292,767
Diageo Capital PLC 2.625%, due 4/29/23	350,000	345,253
Pepsi Bottling Group, Inc. (The) 7.00%, due 3/1/29	60,000	84,347
PepsiCo., Inc. 5.00%, due 6/1/18	500,000	554,209

		1,533,583

Biotechnology 0.3%
Amgen, Inc.
3.45%, due 10/1/20	150,000	158,307
5.85%, due 6/1/17	150,000	163,866
6.40%, due 2/1/39	100,000	125,985
Celgene Corp. 3.625%, due 5/15/24	250,000	258,742
Gilead Sciences, Inc. 3.70%, due 4/1/24	325,000	341,830

		1,048,730

Building Materials 0.1%
CRH America, Inc.
4.125%, due 1/15/16	100,000	101,972
6.00%, due 9/30/16	100,000	106,398
Lafarge S.A. 6.50%, due 7/15/16	50,000	52,909

		261,279

Chemicals 0.4%
Dow Chemical Co. (The) 4.125%, due 11/15/21	350,000	378,365
E.I. du Pont de Nemours & Co. 3.625%, due 1/15/21	100,000	107,127
Eastman Chemical Co. 4.50%, due 1/15/21	50,000	54,482
LYB International Finance B.V. 4.00%, due 7/15/23	200,000	211,655
Monsanto Co. 4.40%, due 7/15/44	250,000	255,513

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Chemicals (continued)
Potash Corporation of Saskatchewan, Inc. 4.875%, due 3/30/20	$150,000	$167,863
Rohm & Haas Co. 7.85%, due 7/15/29	100,000	138,907

		1,313,912

Commercial Services 0.1%
Western Union Co. (The) 5.93%, due 10/1/16	130,000	138,264

Computers 0.3%
Apple, Inc. 4.45%, due 5/6/44	250,000	264,734
Hewlett-Packard Co.
2.20%, due 12/1/15	150,000	151,207
4.375%, due 9/15/21	150,000	160,801
International Business Machines Corp. 5.70%, due 9/14/17	250,000	276,863

		853,605

Diversified Financial Services 0.5%
General Electric Capital Corp.
5.875%, due 1/14/38	625,000	811,875
Series A 6.75%, due 3/15/32	650,000	893,942

		1,705,817

Electric 2.2%
Appalachian Power Co. Series H 5.95%, due 5/15/33	100,000	121,247
CenterPoint Energy Houston Electric LLC Series K2 6.95%, due 3/15/33	100,000	139,262
Commonwealth Edison Co. 6.15%, due 9/15/17	150,000	167,351
Consolidated Edison Company of New York, Inc. 6.30%, due 8/15/37	275,000	364,456
Constellation Energy Group, Inc. 7.60%, due 4/1/32	100,000	137,060
Duke Energy Carolinas LLC 5.30%, due 2/15/40	200,000	249,144
Duke Energy Florida, Inc. 6.35%, due 9/15/37	200,000	274,845
Entergy Gulf States Louisiana LLC 3.95%, due 10/1/20	250,000	268,341
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (b)	150,000	158,251
Florida Power & Light Co.
3.80%, due 12/15/42	300,000	303,006
5.55%, due 11/1/17	100,000	110,718

	Principal Amount	Value

Electric (continued)
Georgia Power Co. 4.75%, due 9/1/40	$250,000	$280,279
Jersey Central Power & Light Co. 7.35%, due 2/1/19	35,000	41,139
Nevada Power Co. 6.50%, due 8/1/18	150,000	172,905
NextEra Energy Capital Holdings, Inc. 2.60%, due 9/1/15	300,000	301,888
Nisource Finance Corp. 4.80%, due 2/15/44	175,000	192,867
Ohio Power Co. Series G 6.60%, due 2/15/33	150,000	196,421
Oncor Electric Delivery Co. LLC 7.00%, due 9/1/22	100,000	127,287
Pacific Gas & Electric Co.
3.25%, due 9/15/21	175,000	182,672
5.625%, due 11/30/17	500,000	550,677
PacifiCorp 6.25%, due 10/15/37	350,000	472,533
PECO Energy Co. 5.95%, due 10/1/36	150,000	193,182
Pepco Holdings, Inc. 2.70%, due 10/1/15	200,000	201,414
PPL Electric Utilities Corp. 3.00%, due 9/15/21	200,000	207,793
Progress Energy, Inc. 5.625%, due 1/15/16	125,000	129,193
PSEG Power LLC
5.125%, due 4/15/20	80,000	89,249
8.625%, due 4/15/31	50,000	71,627
Public Service Electric & Gas Co. Series D 5.25%, due 7/1/35	100,000	124,838
Puget Sound Energy, Inc. 6.274%, due 3/15/37	100,000	133,443
San Diego Gas & Electric Co. 5.35%, due 5/15/35	175,000	214,306
South Carolina Electric & Gas Co. 6.05%, due 1/15/38	100,000	128,957
Southern California Edison Co. 4.50%, due 9/1/40	175,000	193,348
Union Electric Co. 5.40%, due 2/1/16	100,000	103,620
Virginia Electric & Power Co.
6.00%, due 1/15/36	100,000	129,785
6.00%, due 5/15/37	175,000	229,892
Wisconsin Electric Power Co. 3.65%, due 12/15/42	250,000	246,959

12	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Electric (continued)
Xcel Energy, Inc. 6.50%, due 7/1/36	$150,000	$204,221

		7,414,176

Electrical Components & Equipment 0.1%
Emerson Electric Co. 4.25%, due 11/15/20	150,000	166,271

Electronics 0.2%
Honeywell International, Inc. 5.70%, due 3/15/37	100,000	126,641
Koninklijke Philips N.V. 6.875%, due 3/11/38	100,000	130,753
Thermo Fisher Scientific, Inc. 1.85%, due 1/15/18	500,000	503,494

		760,888

Environmental Controls 0.1%
Republic Services, Inc. 5.00%, due 3/1/20	175,000	194,899
Waste Management, Inc.
2.60%, due 9/1/16	100,000	102,052
7.75%, due 5/15/32	75,000	110,793

		407,744

Finance—Auto Loans 0.4%
Ford Motor Credit Co. LLC
4.25%, due 2/3/17	950,000	996,093
4.375%, due 8/6/23	200,000	214,504
Toyota Motor Credit Corp. 3.40%, due 9/15/21	200,000	213,609

		1,424,206

Finance—Consumer Loans 0.5%
HSBC Finance Corp. 6.676%, due 1/15/21	1,000,000	1,180,000
Springleaf Finance Corp. Series I 5.40%, due 12/1/15	350,000	355,250

		1,535,250

Finance—Credit Card 0.2%
American Express Co. 6.15%, due 8/28/17	625,000	692,376

Finance—Investment Banker/Broker 0.1%
Bear Stearns Cos. LLC (The) 7.25%, due 2/1/18	400,000	458,641

	Principal Amount	Value

Finance—Other Services 0.0%‡
National Rural Utilities Cooperative Finance Corp. 8.00%, due 3/1/32	$75,000	$109,234

Food 0.8%
ConAgra Foods, Inc. 7.00%, due 10/1/28	100,000	124,428
General Mills, Inc. 5.70%, due 2/15/17	300,000	323,968
Hershey Co. (The) 5.45%, due 9/1/16	100,000	106,297
Ingredion, Inc. 4.625%, due 11/1/20	50,000	54,420
Kellogg Co. Series B 7.45%, due 4/1/31	75,000	100,494
Kraft Foods Group, Inc.
3.50%, due 6/6/22	200,000	204,464
6.125%, due 8/23/18	332,000	375,982
Kroger Co. (The) 6.40%, due 8/15/17	225,000	249,902
Mondelez International, Inc. 4.00%, due 2/1/24	300,000	321,268
Sysco Corp. 3.50%, due 10/2/24	500,000	513,998
Tyson Foods, Inc. 4.50%, due 6/15/22	375,000	408,657

		2,783,878

Forest Products & Paper 0.1%
International Paper Co.
4.75%, due 2/15/22	100,000	110,267
5.25%, due 4/1/16	150,000	155,735

		266,002

Health Care—Products 0.6%
Baxter International, Inc. 5.90%, due 9/1/16	100,000	106,339
Becton Dickinson & Co.
3.125%, due 11/8/21	100,000	102,445
4.685%, due 12/15/44	500,000	524,027
Covidien International Finance S.A. 6.00%, due 10/15/17	150,000	167,223
Danaher Corp.
3.90%, due 6/23/21	50,000	54,659
5.625%, due 1/15/18	100,000	111,388
Medtronic, Inc.
2.75%, due 4/1/23	250,000	249,893
4.625%, due 3/15/45 (b)	500,000	538,562
Zimmer Holdings, Inc. 3.55%, due 4/1/25	250,000	250,487

		2,105,023

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Health Care—Services 0.4%
Aetna, Inc. 4.125%, due 6/1/21	$175,000	$189,974
Anthem, Inc. 5.95%, due 12/15/34	250,000	308,227
Cigna Corp. 5.125%, due 6/15/20	150,000	170,687
Laboratory Corporation of America Holdings 4.625%, due 11/15/20	100,000	109,325
Quest Diagnostics, Inc. 4.75%, due 1/30/20	100,000	109,904
UnitedHealth Group, Inc.
2.875%, due 3/15/22	200,000	204,534
6.00%, due 6/15/17	330,000	364,064

		1,456,715

Household Products & Wares 0.1%
Kimberly-Clark Corp. 6.375%, due 1/1/28	100,000	126,734

Insurance 0.8%
ACE INA Holdings, Inc. 5.70%, due 2/15/17	60,000	64,847
AEGON Funding Co. LLC 5.75%, due 12/15/20	100,000	115,538
Allstate Corp. (The) 4.50%, due 6/15/43	250,000	278,178
American International Group, Inc.
5.85%, due 1/16/18	300,000	334,246
6.25%, due 5/1/36	200,000	257,124
AXA S.A. 8.60%, due 12/15/30	105,000	146,946
Berkshire Hathaway, Inc. 3.00%, due 2/11/23	250,000	257,593
Chubb Corp. (The) 5.75%, due 5/15/18	100,000	112,839
Hartford Financial Services Group, Inc. (The) 5.50%, due 3/30/20	150,000	171,343
Lincoln National Corp. 4.85%, due 6/24/21	25,000	27,876
Loews Corp. 4.125%, due 5/15/43	125,000	121,441
MetLife, Inc.
4.75%, due 2/8/21	200,000	225,444
5.70%, due 6/15/35	100,000	124,752
Nationwide Financial Services, Inc. 5.10%, due 10/1/15	25,000	25,492
Principal Financial Group, Inc. 6.05%, due 10/15/36	100,000	122,028
Progressive Corp. (The) 6.25%, due 12/1/32	50,000	64,134

	Principal Amount	Value

Insurance (continued)
Prudential Financial, Inc. 5.70%, due 12/14/36	$200,000	$231,699
Travelers Cos., Inc. (The) 6.75%, due 6/20/36	75,000	105,017

		2,786,537

Internet 0.0%‡
Symantec Corp. 2.75%, due 9/15/15	50,000	50,314

Iron & Steel 0.2%
Nucor Corp. 4.125%, due 9/15/22	50,000	53,806
Vale Overseas, Ltd.
4.375%, due 1/11/22	100,000	96,566
6.25%, due 1/23/17	600,000	638,832

		789,204

Machinery—Construction & Mining 0.1%
Caterpillar, Inc. 3.803%, due 8/15/42	342,000	331,373

Machinery—Diversified 0.1%
Deere & Co.
4.375%, due 10/16/19	100,000	110,314
7.125%, due 3/3/31	125,000	171,894

		282,208

Media 1.2%
21st Century Fox America, Inc.
4.50%, due 2/15/21	100,000	110,622
6.40%, due 12/15/35	175,000	224,312
7.25%, due 5/18/18	100,000	116,504
CBS Corp. 4.85%, due 7/1/42	100,000	100,731
Comcast Corp.
5.65%, due 6/15/35	325,000	392,493
6.45%, due 3/15/37	250,000	329,256
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
5.15%, due 3/15/42	250,000	253,243
5.20%, due 3/15/20	250,000	281,225
Discovery Communications LLC 6.35%, due 6/1/40	105,000	125,284
Historic TW, Inc. 6.625%, due 5/15/29	250,000	316,958
NBC Universal Media LLC 5.15%, due 4/30/20	300,000	343,060
Thomson Reuters Corp. 5.85%, due 4/15/40	105,000	124,167
Time Warner Cable, Inc.
5.00%, due 2/1/20	250,000	264,020
6.55%, due 5/1/37	275,000	284,763

14	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Media (continued)
Time Warner, Inc. 7.625%, due 4/15/31	$375,000	$513,012
Viacom, Inc. 4.375%, due 3/15/43	354,000	315,031

		4,094,681

Metal Fabricate & Hardware 0.0%‡
Precision Castparts Corp. 3.90%, due 1/15/43	125,000	123,311

Mining 0.6%
Alcoa, Inc.
5.72%, due 2/23/19	287,000	317,897
5.95%, due 2/1/37	100,000	106,250
Barrick PD Australia Finance Pty., Ltd. 5.95%, due 10/15/39	150,000	149,215
BHP Billiton Finance USA, Ltd. 5.00%, due 9/30/43	200,000	222,801
Freeport-McMoRan, Inc.
3.875%, due 3/15/23	150,000	141,129
5.45%, due 3/15/43	150,000	131,208
Glencore Canada Corp. 5.50%, due 6/15/17	50,000	53,472
Goldcorp, Inc. 2.125%, due 3/15/18	100,000	100,710
Newmont Mining Corp. 5.125%, due 10/1/19	150,000	164,209
Rio Tinto Alcan, Inc. 5.75%, due 6/1/35	50,000	56,837
Rio Tinto Finance USA PLC 3.50%, due 3/22/22	400,000	411,441
Teck Resources, Ltd. 3.75%, due 2/1/23	250,000	231,563

		2,086,732

Miscellaneous—Manufacturing 0.1%
Cooper U.S., Inc. 2.375%, due 1/15/16	125,000	126,515
Dover Corp. 5.45%, due 3/15/18	100,000	110,785

		237,300

Multi-National 0.4%
European Investment Bank 2.875%, due 9/15/20	300,000	319,144
Inter-American Development Bank 6.80%, due 10/15/25	604,000	839,591
International Bank for Reconstruction & Development (zero coupon), due 3/11/31	504,000	302,088

		1,460,823

	Principal Amount	Value

Office & Business Equipment 0.1%
Xerox Corp.
6.35%, due 5/15/18	$100,000	$112,517
6.40%, due 3/15/16	160,000	167,433

		279,950

Oil & Gas 2.0%
Anadarko Petroleum Corp.
5.95%, due 9/15/16	475,000	505,108
6.45%, due 9/15/36	150,000	185,352
Apache Corp.
3.625%, due 2/1/21	250,000	263,673
4.75%, due 4/15/43	100,000	101,997
BP Capital Markets PLC 4.50%, due 10/1/20	250,000	279,181
Burlington Resources, Inc. 7.375%, due 3/1/29	104,000	137,754
Cenovus Energy, Inc. 6.75%, due 11/15/39	100,000	120,386
Chevron Corp. 4.95%, due 3/3/19	125,000	140,027
ConocoPhillips Co. 2.40%, due 12/15/22	500,000	492,248
Devon Energy Corp.
4.00%, due 7/15/21	200,000	212,802
7.95%, due 4/15/32	50,000	68,903
Encana Corp.
6.50%, due 8/15/34	85,000	99,019
6.50%, due 2/1/38	125,000	145,576
EOG Resources, Inc. 4.10%, due 2/1/21	200,000	218,315
Hess Corp. 7.30%, due 8/15/31	100,000	124,750
Marathon Oil Corp. 6.80%, due 3/15/32	100,000	120,840
Marathon Petroleum Corp.
3.50%, due 3/1/16	50,000	50,999
5.125%, due 3/1/21	100,000	111,652
Noble Energy, Inc. 4.15%, due 12/15/21	250,000	265,535
Occidental Petroleum Corp. 3.125%, due 2/15/22	175,000	180,049
Petrobras Global Finance B.V. 5.875%, due 3/1/18	475,000	485,640
Petroleos Mexicanos 6.625%, due 6/15/35	500,000	563,500
Phillips 66 5.875%, due 5/1/42	200,000	236,390
Shell International Finance B.V. 5.50%, due 3/25/40	275,000	337,361
Statoil ASA 7.75%, due 6/15/23	125,000	165,913

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas (continued)
Suncor Energy, Inc.
6.10%, due 6/1/18	$100,000	$112,591
6.50%, due 6/15/38	100,000	127,688
Talisman Energy, Inc. 6.25%, due 2/1/38	55,000	58,165
Total Capital International S.A. 1.55%, due 6/28/17	250,000	253,191
Total Capital S.A. 2.30%, due 3/15/16	200,000	203,228
Valero Energy Corp.
6.625%, due 6/15/37	100,000	122,497
7.50%, due 4/15/32	100,000	127,396

		6,617,726

Oil & Gas Services 0.2%
Baker Hughes, Inc. 5.125%, due 9/15/40	200,000	225,294
Halliburton Co. 6.15%, due 9/15/19	250,000	291,832
Weatherford International LLC 6.35%, due 6/15/17	225,000	240,213

		757,339

Pharmaceuticals 1.1%
Abbott Laboratories 2.55%, due 3/15/22	500,000	500,851
AbbVie, Inc. 4.40%, due 11/6/42	200,000	196,996
Actavis Funding SCS
3.85%, due 6/15/24	250,000	254,500
4.75%, due 3/15/45	225,000	227,461
Allergan, Inc. 5.75%, due 4/1/16	50,000	52,161
AstraZeneca PLC 6.45%, due 9/15/37	100,000	133,992
Bristol-Myers Squibb Co.
5.875%, due 11/15/36	75,000	96,113
7.15%, due 6/15/23	50,000	65,403
Eli Lilly & Co. 7.125%, due 6/1/25	175,000	235,608
Express Scripts Holding Co. 6.125%, due 11/15/41	150,000	185,892
GlaxoSmithKline Capital, Inc. 6.375%, due 5/15/38	125,000	164,415
Johnson & Johnson 6.95%, due 9/1/29	100,000	144,818
McKesson Corp.
4.883%, due 3/15/44	250,000	277,218
5.70%, due 3/1/17	50,000	53,999
Merck & Co., Inc. 4.15%, due 5/18/43	200,000	207,756

	Principal Amount	Value

Pharmaceuticals (continued)
Merck Sharp & Dohme Corp. 5.00%, due 6/30/19	$250,000	$282,213
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	225,000	253,040
Teva Pharmaceutical Finance Co. B.V. 3.65%, due 11/10/21	100,000	104,195
Wyeth LLC
6.00%, due 2/15/36	200,000	252,114
6.45%, due 2/1/24	100,000	126,203

		3,814,948

Pipelines 0.9%
Energy Transfer Partners, L.P.
4.05%, due 3/15/25	250,000	250,072
5.20%, due 2/1/22	200,000	217,815
6.70%, due 7/1/18	100,000	113,761
Enterprise Products Operating LLC 4.85%, due 3/15/44	100,000	102,797
Series B 6.875%, due 3/1/33	200,000	253,763
Kinder Morgan Energy Partners, L.P. 5.80%, due 3/15/35	300,000	312,223
Kinder Morgan, Inc. 5.30%, due 12/1/34	250,000	248,163
ONEOK Partners, L.P. 6.15%, due 10/1/16	200,000	211,937
Plains All American Pipeline, L.P. / PAA Finance Corp. 6.65%, due 1/15/37	65,000	79,582
Spectra Energy Capital LLC 6.20%, due 4/15/18	50,000	55,373
6.75%, due 2/15/32	125,000	137,321
Tennessee Gas Pipeline Co. LLC 7.50%, due 4/1/17	300,000	330,465
TransCanada PipeLines, Ltd. 5.85%, due 3/15/36	150,000	176,290
Williams Cos., Inc. (The) 8.75%, due 3/15/32	114,000	138,686
Williams Partners, L.P. 4.00%, due 9/15/25	250,000	246,525

		2,874,773

Real Estate Investment Trusts 0.3%
Boston Properties, L.P. 4.125%, due 5/15/21	50,000	54,007
Camden Property Trust 5.00%, due 6/15/15	100,000	100,483
ERP Operating, L.P.
5.125%, due 3/15/16	50,000	51,843
5.375%, due 8/1/16	50,000	52,719
Kimco Realty Corp. 5.783%, due 3/15/16	50,000	51,997

16	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Simon Property Group, L.P. 3.375%, due 3/15/22	$400,000	$413,761
Weyerhaeuser Co. 7.375%, due 3/15/32	100,000	131,588

		856,398

Regional (State & Province) 0.1%
Province of Quebec Series NJ 7.50%, due 7/15/23	302,000	410,292

Retail 0.8%
Costco Wholesale Corp. 5.50%, due 3/15/17	100,000	108,688
CVS Health Corp. 4.75%, due 5/18/20	250,000	280,705
6.25%, due 6/1/27	175,000	219,571
Home Depot, Inc. (The) 5.875%, due 12/16/36	250,000	321,836
Lowe’s Cos., Inc. 6.65%, due 9/15/37	100,000	137,260
6.875%, due 2/15/28	150,000	199,114
Macy’s Retail Holdings, Inc. 2.875%, due 2/15/23	250,000	248,942
McDonald’s Corp. 5.80%, due 10/15/17	300,000	332,390
Target Corp. 6.50%, due 10/15/37	150,000	204,229
Wal-Mart Stores, Inc. 5.00%, due 10/25/40	400,000	467,015
6.50%, due 8/15/37	175,000	239,555
Yum! Brands, Inc. 6.25%, due 3/15/18	29,000	32,480

		2,791,785

Software 0.3%
Fiserv, Inc. 3.50%, due 10/1/22	100,000	102,383
Microsoft Corp. 3.00%, due 10/1/20	300,000	316,041
Oracle Corp. 3.90%, due 5/15/35	150,000	147,727
5.00%, due 7/8/19	400,000	449,317

		1,015,468

Telecommunications 1.7%
America Movil S.A.B. de C.V. 3.125%, due 7/16/22	200,000	202,612
AT&T, Inc. 4.35%, due 6/15/45	666,000	615,442
5.55%, due 8/15/41	100,000	108,748
6.30%, due 1/15/38	300,000	351,155

	Principal Amount	Value

Telecommunications (continued)
BellSouth Corp.
6.00%, due 11/15/34	$6,000	$6,510
6.875%, due 10/15/31	14,000	16,681
British Telecommunications PLC 9.625%, due 12/15/30	100,000	161,874
Cisco Systems, Inc. 4.45%, due 1/15/20	250,000	278,821
Deutsche Telekom International Finance B.V. 5.75%, due 3/23/16	325,000	338,876
6.00%, due 7/8/19	250,000	290,262
Embarq Corp. 7.995%, due 6/1/36	200,000	236,000
Motorola Solutions, Inc. 7.50%, due 5/15/25	100,000	124,585
New Cingular Wireless Services, Inc. 8.75%, due 3/1/31	100,000	143,207
Orange S.A. 9.00%, due 3/1/31	250,000	377,422
Rogers Communications, Inc. 6.80%, due 8/15/18	225,000	260,304
Telefonica Emisones S.A.U. 7.045%, due 6/20/36	100,000	132,307
Telefonica Europe B.V. 8.25%, due 9/15/30	200,000	284,300
Verizon Communications, Inc. 2.45%, due 11/1/22	100,000	95,842
4.672%, due 3/15/55 (b)	313,000	292,979
4.862%, due 8/21/46	215,000	216,760
5.012%, due 8/21/54	265,000	261,673
5.85%, due 9/15/35	300,000	348,524
6.55%, due 9/15/43	33,000	41,290
7.75%, due 12/1/30	100,000	138,223
Vodafone Group PLC
6.15%, due 2/27/37	125,000	150,504
7.875%, due 2/15/30	100,000	136,319

		5,611,220

Transportation 0.5%
Burlington Northern Santa Fe LLC 5.75%, due 5/1/40	300,000	369,355
6.15%, due 5/1/37	175,000	228,751
6.20%, due 8/15/36	50,000	64,592
Canadian Pacific Railway Co. 7.25%, due 5/15/19	125,000	148,976
CSX Corp. 5.60%, due 5/1/17	100,000	108,719
CSX Transportation, Inc. 7.875%, due 5/15/43	100,000	145,972
FedEx Corp. 8.00%, due 1/15/19	50,000	60,665
Norfolk Southern Corp. 2.903%, due 2/15/23	106,000	106,050
4.837%, due 10/1/41	128,000	142,446

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Transportation (continued)
Union Pacific Corp. 4.163%, due 7/15/22	$150,000	$166,257

		1,541,783

Water 0.1%
American Water Capital Corp. 4.30%, due 12/1/42	200,000	208,484
United Utilities PLC 5.375%, due 2/1/19	100,000	107,456

		315,940

Total Corporate Bonds (Cost $79,352,719)		86,517,260

Foreign Government Bonds 2.1%
Foreign Governments 2.1%
Brazilian Government International Bond 2.625%, due 1/5/23	1,250,000	1,141,875
Colombia Government International Bond 4.00%, due 2/26/24	300,000	308,250
5.00%, due 6/15/45	200,000	202,000
Italy Government International Bond 6.875%, due 9/27/23	375,000	478,498
♦Mexico Government International Bond 4.00%, due 10/2/23	1,500,000	1,576,500
4.75%, due 3/8/44	500,000	513,375
Panama Government International Bond 5.20%, due 1/30/20	375,000	419,062
Peruvian Government International Bond 7.35%, due 7/21/25	275,000	371,938
Philippine Government International Bond 4.20%, due 1/21/24	625,000	700,000
Poland Government International Bond 3.00%, due 3/17/23	150,000	152,490
5.125%, due 4/21/21	200,000	228,248
Province of Manitoba 1.30%, due 4/3/17	100,000	100,972
Province of Ontario 4.00%, due 10/7/19	225,000	247,620
Svensk Exportkredit AB 5.125%, due 3/1/17	200,000	215,678
Turkey Government International Bond 4.875%, due 4/16/43	425,000	410,125

Total Foreign Government Bonds (Cost $6,860,126)		7,066,631

	Principal Amount	Value

Mortgage-Backed Securities 2.9%
Agency Collateral (Collateralized Mortgage Obligations) 0.5%
FHLMC Multifamily Structured Pass-Through Certificates
Series K031, Class A2 3.30%, due 4/25/23 (a)	$800,000	$852,186
Series K039, Class A2 3.303%, due 7/25/24	800,000	848,908

		1,701,094

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.4%
CD Commercial Mortgage Trust Series 2007-CD4, Class A4 5.322%, due 12/11/49	1,000,000	1,049,873
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.855%, due 5/10/47	500,000	540,466
Commercial Mortgage Pass-Through Certificates Series 2014-CR17, Class A5 3.977%, due 5/10/47	700,000	762,803
GS Mortgage Securities Trust Series 2006-GG6, Class AM 5.553%, due 4/10/38 (a)	1,200,000	1,230,742
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB18, Class A4 5.44%, due 6/12/47	1,190,435	1,260,005
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C12, Class A4 4.259%, due 10/15/46	1,200,000	1,334,528
Morgan Stanley Capital I Trust Series 2006-HQ8, Class AM 5.648%, due 3/12/44 (d)	1,200,000	1,229,033
Series 2006-IQ11, Class A4 5.83%, due 10/15/42 (d)	685,609	696,954

		8,104,404

Total Mortgage-Backed Securities (Cost $9,024,800)		9,805,498

Municipal Bonds 1.2%
Arizona 0.4%
Salt River Project Agricultural Improvement & Power District Electric System Revenue 4.839%, due 1/1/41	1,000,000	1,195,560

Connecticut 0.2%
State of Connecticut, Transportation & Infrastructure Revenue 5.459%, due 11/1/30	500,000	597,380

18	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Kansas 0.3%
State of Kansas Department of Transportation, Highway Revenue 4.596%, due 9/1/35	$1,000,000	$1,139,520

Texas 0.3%
Texas Transportation Commission, State Highway Fund 5.178%, due 4/1/30	900,000	1,078,047

Total Municipal Bonds (Cost $3,606,148)		4,010,507

U.S. Government & Federal Agencies 66.4%
♦Federal Home Loan Mortgage Corporation 1.9%
0.875%, due 3/7/18	1,000,000	998,015
1.125%, due 5/25/18	500,000	499,145
2.375%, due 1/13/22	1,000,000	1,021,819
3.75%, due 3/27/19	1,100,000	1,201,299
4.75%, due 1/19/16	500,000	516,020
5.125%, due 10/18/16	1,930,000	2,060,792

		6,297,090

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 7.8%
2.398%, due 12/1/41 (a)	317,841	331,240
2.50%, due 6/1/27 TBA (e)	600,000	614,977
2.50%, due 6/1/28	1,226,763	1,259,807
3.00%, due 6/1/27 TBA (e)	1,400,000	1,465,406
3.00%, due 10/1/42 TBA (e)	700,000	709,338
3.00%, due 7/1/43	278,499	283,376
3.00%, due 8/1/43	2,474,960	2,518,314
3.50%, due 4/1/26	365,070	388,426
3.50%, due 5/1/26	150,689	160,301
3.50%, due 4/1/32	651,421	686,121
3.50%, due 4/1/41	210,783	220,889
3.50%, due 3/1/42	368,465	386,380
3.50%, due 4/1/42	518,644	543,666
3.50%, due 11/1/42 TBA (e)	3,600,000	3,757,571
4.00%, due 8/1/18	113,546	119,842
4.00%, due 6/1/24	157,348	167,502
4.00%, due 2/1/31	222,568	239,678
4.00%, due 7/1/39	574,437	614,371
4.00%, due 12/1/40	1,269,699	1,359,816
4.00%, due 2/1/41	257,494	275,738
4.00%, due 1/1/42 TBA (e)	2,400,000	2,557,650
4.50%, due 5/1/25	132,287	138,583
4.50%, due 7/1/30	165,584	180,957
4.50%, due 6/1/34	116,545	127,148
4.50%, due 6/1/35	89,480	97,854
4.50%, due 8/1/35	122,897	134,083
4.50%, due 7/1/39	11,893	12,956

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
4.50%, due 8/1/39	$213,388	$232,427
4.50%, due 1/1/40	577,725	629,428
4.50%, due 8/1/40	1,016,254	1,107,844
4.50%, due 2/1/41	10,002	10,913
4.50%, due 1/1/44	166,609	181,023
5.00%, due 1/1/25	109,796	118,738
5.00%, due 8/1/30	173,016	193,440
5.00%, due 8/1/35	866,671	968,074
5.00%, due 6/1/37	176,412	195,868
5.00%, due 2/1/41	327,016	364,331
5.50%, due 2/1/18	35,871	37,628
5.50%, due 3/1/23	24,917	27,422
5.50%, due 6/1/23	67,695	75,653
5.50%, due 11/1/27	89,207	100,542
5.50%, due 9/1/35	114,994	130,435
5.50%, due 4/1/37	442,386	499,612
5.50%, due 4/1/38	102,955	116,302
5.50%, due 8/1/38	99,847	112,670
6.00%, due 8/1/17	29,833	30,718
6.00%, due 6/1/21	21,940	24,213
6.00%, due 9/1/21	37,631	40,647
6.00%, due 11/1/22	32,365	35,613
6.00%, due 2/1/37	193,615	220,901
6.00%, due 12/1/39	146,311	166,388
6.00%, due 5/1/40	360,742	414,532
6.116%, due 10/1/36 (a)	83,122	89,406
6.50%, due 4/1/17	1,278	1,320
6.50%, due 5/1/17	5,263	5,379
6.50%, due 11/1/25	9,172	10,537
6.50%, due 5/1/26	893	1,026
6.50%, due 3/1/27	4,008	4,605
6.50%, due 5/1/31	3,780	4,342
6.50%, due 8/1/31	2,686	3,128
6.50%, due 1/1/32	29,372	34,977
6.50%, due 3/1/32	17,835	20,488
6.50%, due 4/1/32	11,772	14,023
6.50%, due 7/1/32	18,032	20,714
6.50%, due 1/1/34	36,574	42,014
6.50%, due 1/1/37	73,221	84,165
6.50%, due 9/1/37	32,011	36,773
7.00%, due 4/1/26	3,124	3,685
7.00%, due 7/1/26	315	352
7.00%, due 12/1/27	3,774	4,294
7.00%, due 1/1/30	2,357	2,595
7.00%, due 3/1/31	22,750	25,845
7.00%, due 10/1/31	6,176	7,375
7.00%, due 3/1/32	24,035	28,856
7.00%, due 9/1/33	119,578	138,620
7.00%, due 11/1/36	26,938	31,919
7.00%, due 12/1/37	83,103	94,954

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
7.50%, due 1/1/16	$132	$134
7.50%, due 1/1/26	818	989
7.50%, due 2/1/32	15,407	18,805
8.00%, due 7/1/26	194	230

		26,118,902

♦Federal National Mortgage Association 1.3%
0.875%, due 5/21/18	1,000,000	995,237
1.00%, due 12/28/17	650,000	648,057
1.00%, due 2/15/18	1,000,000	996,203
1.625%, due 1/21/20	500,000	502,305
5.375%, due 6/12/17	600,000	658,007
6.21%, due 8/6/38	475,000	702,028

		4,501,837

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 13.2%
2.212%, due 12/1/41 (a)	641,970	663,440
2.50%, due 2/1/28	754,002	774,473
2.50%, due 5/1/28	1,214,765	1,247,672
2.50%, due 9/1/28	1,113,593	1,143,797
2.50%, due 5/1/43	276,816	272,136
3.00%, due 11/1/27 TBA (e)	400,000	418,575
3.00%, due 2/1/29	1,983,939	2,077,994
3.00%, due 4/1/35	598,007	617,132
3.00%, due 11/1/42 TBA (e)	700,000	710,570
3.00%, due 7/1/43	2,398,423	2,445,516
3.00%, due 8/1/43	1,941,829	1,979,352
3.00%, due 9/1/43	1,294,856	1,319,871
3.50%, due 11/1/25	854,844	908,666
3.50%, due 11/1/27	130,535	139,464
3.50%, due 7/1/29	186,055	197,582
3.50%, due 5/1/31	331,357	351,137
3.50%, due 12/1/40	540,153	567,068
3.50%, due 1/1/41	312,147	327,715
3.50%, due 2/1/41	340,153	357,092
3.50%, due 12/1/41	791,574	830,571
3.50%, due 3/1/42	631,152	662,251
3.50%, due 11/1/42 TBA (e)	2,100,000	2,195,156
3.50%, due 10/1/43	3,215,661	3,372,048
4.00%, due 3/1/22	128,497	136,883
4.00%, due 3/1/25	487,466	522,646
4.00%, due 6/1/30	86,793	93,766
4.00%, due 1/1/31	190,760	205,305
4.00%, due 6/1/39	557,546	595,609
4.00%, due 12/1/39	578,517	618,398
4.00%, due 7/1/40	378,624	405,131
4.00%, due 9/1/40	2,209,906	2,369,019
4.00%, due 3/1/41	780,598	836,998
4.00%, due 6/1/44	376,605	402,288

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 11/1/44	$2,525,905	$2,701,496
4.50%, due 5/1/19	5,157	5,406
4.50%, due 11/1/22	6,075	6,403
4.50%, due 2/1/23	26,263	27,826
4.50%, due 3/1/23	20,120	21,507
4.50%, due 6/1/23	208,773	223,403
4.50%, due 4/1/24	51,155	53,543
4.50%, due 3/1/30	203,388	221,569
4.50%, due 3/1/40	1,410,298	1,555,258
4.50%, due 4/1/40 TBA (e)	1,400,000	1,523,703
4.50%, due 4/1/41	231,841	249,777
4.50%, due 5/1/41	663,475	724,572
4.50%, due 9/1/41	296,570	324,214
5.00%, due 3/1/21	5,408	5,757
5.00%, due 4/1/23	49,318	52,579
5.00%, due 7/1/23	50,748	55,133
5.00%, due 8/1/23	43,471	46,686
5.00%, due 1/1/24	81,779	88,841
5.00%, due 11/1/29	147,954	164,935
5.00%, due 7/1/30	108,708	121,479
5.00%, due 7/1/35	220,379	246,637
5.00%, due 8/1/35	212,926	237,502
5.00%, due 11/1/35	143,421	159,966
5.00%, due 7/1/36	208,221	233,091
5.00%, due 4/1/37 TBA (e)	300,000	334,132
5.00%, due 7/1/37	634,742	710,507
5.00%, due 8/1/38	270,226	301,226
5.00%, due 7/1/39	255,021	283,691
5.50%, due 8/1/17	3,925	4,116
5.50%, due 7/1/22	112,634	123,177
5.50%, due 11/1/23	31,497	34,888
5.50%, due 4/1/30	162,480	185,269
5.50%, due 12/1/34	243,217	276,518
5.50%, due 5/1/35	101,451	114,843
5.50%, due 6/1/35	40,734	46,232
5.50%, due 8/1/35	40,501	45,985
5.50%, due 11/1/36	59,602	67,384
5.50%, due 8/1/37	498,006	566,529
5.50%, due 3/1/38	475,090	537,126
5.50%, due 2/1/39	79,650	90,338
5.50%, due 7/1/40	152,601	174,928
6.00%, due 6/1/16	1,621	1,646
6.00%, due 7/1/16	1,618	1,645
6.00%, due 9/1/16	1,143	1,157
6.00%, due 9/1/17	1,785	1,798
6.00%, due 7/1/36	60,520	69,370
6.00%, due 12/1/36	34,336	39,315
6.00%, due 4/1/37	101,082	115,658
6.00%, due 7/1/37	209,808	239,431
6.00%, due 8/1/37	53,511	61,114

20	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.00%, due 12/1/37	$115,121	$131,715
6.00%, due 2/1/38	210,322	240,732
6.50%, due 6/1/15	2	2
6.50%, due 8/1/32	53,748	61,929
6.50%, due 8/1/35	34,014	39,191
6.50%, due 7/1/36	106,767	124,508
6.50%, due 8/1/36	19,529	22,699
6.50%, due 9/1/36	25,234	29,075
6.50%, due 10/1/36	28,959	33,367
6.50%, due 11/1/36	32,078	37,258
6.50%, due 8/1/37	3,444	3,968
6.50%, due 10/1/37	1,707	1,975
6.50%, due 11/1/37	20,891	25,066
6.50%, due 12/1/37	31,611	36,646
6.50%, due 2/1/38	125,392	152,037
7.00%, due 10/1/37	2,023	2,378
7.00%, due 11/1/37	131,788	164,673
7.50%, due 7/1/30	4,504	4,712
7.50%, due 7/1/31	29,900	34,536
8.00%, due 1/1/25	126	128
8.00%, due 6/1/25	121	141
8.00%, due 9/1/25	635	728
8.00%, due 9/1/26	3,501	4,284
8.00%, due 10/1/26	342	346
8.00%, due 11/1/26	607	692
8.00%, due 4/1/27	1,082	1,273
8.00%, due 6/1/27	733	735
8.00%, due 12/1/27	3,549	3,563
8.00%, due 1/1/28	22,744	26,063

		44,429,047

♦ Government National Mortgage Association (Mortgage Pass-Through Securities) 7.7%
3.00%, due 12/1/42 TBA (e)	500,000	514,092
3.00%, due 1/20/43	439,501	453,495
3.00%, due 8/15/43	363,067	373,569
3.00%, due 8/20/43	2,856,834	2,942,107
3.00%, due 9/15/43	355,065	365,335
3.50%, due 4/1/43 TBA (e)	2,650,000	2,795,543
3.50%, due 4/15/43	751,381	793,155
3.50%, due 8/20/43	2,015,058	2,129,106
3.50%, due 11/20/43	1,542,775	1,630,092
4.00%, due 9/15/25	295,565	314,259
4.00%, due 9/15/40	317,835	344,307
4.00%, due 12/15/41	550,095	594,713
4.00%, due 1/20/42	1,899,190	2,044,514
4.00%, due 11/1/42 TBA (e)	200,000	213,711
4.00%, due 10/20/43	283,778	303,371
4.00%, due 8/20/44	1,732,861	1,852,506

	Principal Amount	Value

Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 11/15/24	$188,511	$203,344
4.50%, due 4/15/39	590,479	651,734
4.50%, due 5/20/39	553,160	601,421
4.50%, due 10/20/39	192,524	209,778
4.50%, due 6/20/40	207,589	226,589
4.50%, due 9/15/40	748,487	833,140
4.50%, due 10/20/40	206,239	225,115
4.50%, due 7/20/41	335,467	365,198
4.50%, due 9/20/41	219,879	239,155
4.50%, due 8/20/43	190,396	206,460
4.50%, due 9/20/43	236,959	256,952
5.00%, due 4/20/33	63,330	71,293
5.00%, due 8/15/33	43,333	49,109
5.00%, due 2/15/36	154,970	173,415
5.00%, due 6/20/36	5,081	5,704
5.00%, due 8/15/39	430,204	489,565
5.00%, due 9/20/40	961,430	1,081,618
5.50%, due 3/15/33	407,260	464,820
5.50%, due 7/20/34	61,939	70,594
5.50%, due 12/20/35	120,382	137,143
5.50%, due 1/20/39	212,016	241,508
6.00%, due 3/20/29	18,562	21,189
6.00%, due 1/15/32	32,791	37,402
6.00%, due 12/15/32	10,549	12,288
6.00%, due 3/20/33	95,753	110,841
6.00%, due 2/15/34	111,107	129,396
6.00%, due 1/20/35	49,447	57,485
6.00%, due 6/15/35	33,214	37,817
6.00%, due 9/15/35	133,409	156,117
6.50%, due 3/20/31	12,494	14,914
6.50%, due 1/15/32	14,803	17,393
6.50%, due 6/15/35	1,019	1,202
6.50%, due 1/15/36	55,073	63,522
6.50%, due 9/15/36	43,544	50,383
6.50%, due 9/15/37	54,767	63,169
6.50%, due 10/15/37	26,861	30,982
6.50%, due 11/15/38	282,063	331,125
7.00%, due 2/15/26	503	505
7.00%, due 6/15/29	506	517
7.00%, due 12/15/29	2,383	2,833
7.00%, due 5/15/31	2,068	2,324
7.00%, due 8/15/31	5,332	5,576
7.00%, due 8/20/31	19,731	24,101
7.00%, due 8/15/32	25,609	29,365
7.50%, due 10/15/26	576	579
7.50%, due 11/15/26	1,097	1,145
7.50%, due 1/15/30	13,617	14,561
7.50%, due 10/15/30	6,513	7,455
7.50%, due 3/15/32	15,707	19,599
8.00%, due 6/15/26	112	129

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
8.00%, due 10/15/26	$205	$231
8.00%, due 11/15/26	1,084	1,088
8.00%, due 5/15/27	98	100
8.00%, due 7/15/27	566	644
8.00%, due 9/15/27	318	364
8.00%, due 11/15/30	16,298	19,367
8.50%, due 7/15/26	909	1,061
8.50%, due 11/15/26	5,241	5,361

		25,739,660

♦United States Treasury Bonds 2.8%
3.00%, due 11/15/44	4,535,000	4,772,026
3.125%, due 2/15/43	800,000	859,375
3.375%, due 5/15/44	900,000	1,014,610
3.625%, due 2/15/44	1,310,000	1,543,037
3.75%, due 11/15/43	500,000	601,719
4.75%, due 2/15/41	505,000	699,978

		9,490,745

♦United States Treasury Notes 31.7%
0.50%, due 11/30/16	4,700,000	4,701,838
0.50%, due 3/31/17	2,000,000	1,997,032
0.625%, due 11/15/16	1,195,000	1,197,801
0.625%, due 12/31/16	1,690,000	1,693,698
0.75%, due 6/30/17	6,750,000	6,762,656
0.75%, due 12/31/17	10,675,000	10,650,810
0.75%, due 4/15/18	1,000,000	995,234
0.875%, due 7/15/17	2,200,000	2,209,968
0.875%, due 8/15/17	1,100,000	1,104,125
0.875%, due 11/15/17	5,350,000	5,360,449
0.875%, due 1/15/18	4,600,000	4,603,234
1.00%, due 9/15/17	300,000	301,898
1.00%, due 12/15/17	2,380,000	2,391,157
1.00%, due 2/15/18	5,000,000	5,017,580
1.00%, due 3/15/18	4,900,000	4,914,548
1.25%, due 1/31/20	6,100,000	6,053,774
1.375%, due 2/29/20	750,000	748,242
1.375%, due 3/31/20	3,750,000	3,737,989
1.50%, due 12/31/18	600,000	607,360
1.50%, due 1/31/22	3,000,000	2,944,923
1.625%, due 6/30/19	5,800,000	5,878,845
1.75%, due 10/31/20	1,300,000	1,312,289
1.75%, due 3/31/22	1,150,000	1,146,227
1.875%, due 9/30/17	1,000,000	1,027,266
1.875%, due 6/30/20	4,000,000	4,078,436
1.875%, due 11/30/21	800,000	805,500
2.00%, due 10/31/21	500,000	507,422
2.00%, due 2/15/25	3,315,000	3,301,535
2.125%, due 1/31/21	750,000	770,450
2.125%, due 6/30/21	9,050,000	9,273,426

	Principal Amount	Value

United States Treasury Notes (continued)
2.125%, due 12/31/21	$600,000	$613,453
2.25%, due 7/31/21	1,400,000	1,443,968
2.50%, due 5/15/24	6,875,000	7,158,058
2.625%, due 11/15/20	1,236,000	1,304,076

		106,615,267

Total U.S. Government & Federal Agencies (Cost $218,333,317)		223,192,548

Total Long-Term Bonds (Cost $319,436,779)		332,869,233

Short-Term Investments 5.7%
Other Commercial Paper 1.8%
Kellogg Co. 0.396%, due 5/11/15 (b)(f)	2,000,000	1,999,783
Nissan Motor Acceptance Corp. 0.294%, due 5/20/15 (b)(f)	2,000,000	1,999,694
Southern California Edison Co. 0.294%, due 5/13/15 (b)(f)	2,000,000	1,999,807

Total Other Commercial Paper (Cost $5,999,284)		5,999,284

Repurchase Agreements 3.9%
Bank of Montreal 0.08%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $5,000,011 (Collateralized by United States Treasury Notes with rates between 0.00% and 7.625% and maturity dates between 2/4/16 and 2/15/43, with a Principal Amount of $4,783,600 and a Market Value of $5,100,026)	5,000,000	5,000,000
TD Securities (U.S.A.) LLC 0.10%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $8,104,023 (Collateralized by United States Treasury Notes with rates between 3.00% and 4.50% and maturity dates between 9/30/16 and 8/15/39 with a Principal Amount of $6,283,500 and a Market Value of $8,266,163)	8,104,000	8,104,000

Total Repurchase Agreements (Cost $13,104,000)		13,104,000

Total Short-Term Investments (Cost $19,103,284)		19,103,284

Total Investments (Cost $338,540,063) (g)	104.8%	351,972,517
Other Assets, Less Liabilities	(4.8)	(16,078,017)
Net Assets	100.0%	$335,894,500

22	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2015.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Step coupon—Rate shown was the rate in effect as of April 30, 2015.

(d)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2015.

(e)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of April 30, 2015, the total market value of these securities was $17,810,424, which represented 5.3% of the Fund’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(f)	Interest rate shown represents yield to maturity.

(g)	As of April 30, 2015, cost was $338,595,334 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$14,228,114
Gross unrealized depreciation	(850,931)

Net unrealized appreciation	$13,377,183

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$2,276,789	$—	$2,276,789
Corporate Bonds	—	86,517,260	—	86,517,260
Foreign Government Bonds	—	7,066,631	—	7,066,631
Mortgage-Backed Securities	—	9,805,498	—	9,805,498
Municipal Bonds	—	4,010,507	—	4,010,507
U.S. Government & Federal Agencies	—	223,192,548	—	223,192,548

Total Long-Term Bonds	—	332,869,233	—	332,869,233

Short-Term Investments
Other Commercial Paper	—	5,999,284	—	5,999,284
Repurchase Agreements	—	13,104,000	—	13,104,000

Total Short-Term Investments	—	19,103,284	—	19,103,284

Total Investments in Securities	$—	$351,972,517	$—	$351,972,517

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $338,540,063)	$351,972,517
Cash	2,924
Receivables:
Investment securities sold	14,179,652
Interest	1,935,013
Fund shares sold	486,830
Other assets	30,417

Total assets	368,607,353

Liabilities
Payables:
Investment securities purchased	32,406,857
Transfer agent (See Note 3)	86,766
Fund shares redeemed	67,294
Manager (See Note 3)	49,376
Custodian	34,601
Professional fees	33,677
Shareholder communication	16,655
NYLIFE Distributors (See Note 3)	9,597
Trustees	346
Accrued expenses	3,289
Dividend payable	4,395

Total liabilities	32,712,853

Net assets	$335,894,500

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$30,083
Additional paid-in capital	320,029,943

320,060,026
Undistributed net investment income	397,665
Accumulated net realized gain (loss) on investments	2,004,355
Net unrealized appreciation (depreciation) on investments	13,432,454

Net assets	$335,894,500

Class A
Net assets applicable to outstanding shares	$41,592,708

Shares of beneficial interest outstanding	3,728,383

Net asset value per share outstanding	$11.16
Maximum sales charge (3.00% of offering price)	0.35

Maximum offering price per share outstanding	$11.51

Investor Class
Net assets applicable to outstanding shares	$4,976,546

Shares of beneficial interest outstanding	443,953

Net asset value per share outstanding	$11.21
Maximum sales charge (3.00% of offering price)	0.35

Maximum offering price per share outstanding	$11.56

Class I
Net assets applicable to outstanding shares	$289,325,246

Shares of beneficial interest outstanding	25,910,530

Net asset value and offering price per share outstanding	$11.17

24	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Interest	$4,480,291

Expenses
Manager (See Note 3)	407,686
Transfer agent (See Note 3)	257,548
Custodian	61,033
Distribution/Service—Class A (See Note 3)	51,933
Distribution/Service—Investor Class (See Note 3)	6,050
Professional fees	31,936
Registration	26,509
Shareholder communication	16,283
Trustees	2,997
Miscellaneous	7,458

Total expenses before waiver/reimbursement	869,433
Expense waiver/reimbursement from Manager (See Note 3)	(133,147)

Net expenses	736,286

Net investment income (loss)	3,744,005

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	2,058,135
Net change in unrealized appreciation (depreciation) on investments	451,325

Net realized and unrealized gain (loss) on investments	2,509,460

Net increase (decrease) in net assets resulting from operations	$6,253,465

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,744,005	$8,299,305
Net realized gain (loss) on investments	2,058,135	2,622,347
Net change in unrealized appreciation (depreciation) on investments	451,325	1,419,097

Net increase (decrease) in net assets resulting from operations	6,253,465	12,340,749

Dividends and distributions to shareholders:
From net investment income:
Class A	(473,056)	(1,028,759)
Investor Class	(50,685)	(99,357)
Class I	(3,707,137)	(7,424,321)

	(4,230,878)	(8,552,437)

From net realized gain on investments:
Class A	(122,948)	—
Investor Class	(14,071)	—
Class I	(853,621)	—

	(990,640)	—

Total dividends and distributions to shareholders	(5,221,518)	(8,552,437)

Capital share transactions:
Net proceeds from sale of shares	58,166,964	113,948,806
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	5,023,893	7,985,880
Cost of shares redeemed	(66,124,861)	(187,035,134)

Increase (decrease) in net assets derived from capital share transactions	(2,934,004)	(65,100,448)

Net increase (decrease) in net assets	(1,902,057)	(61,312,136)

Net Assets
Beginning of period	337,796,557	399,108,693

End of period	$335,894,500	$337,796,557

Undistributed net investment income at end of period	$397,665	$884,538

26	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.12		$10.98	$11.60	$11.66	$11.76	$11.33

Net investment income (loss)	0.11		0.23	0.18	0.22	0.29	0.34
Net realized and unrealized gain (loss) on investments	0.09		0.15	(0.39)	0.28	0.16	0.45

Total from investment operations	0.20		0.38	(0.21)	0.50	0.45	0.79

Less dividends and distributions:
From net investment income	(0.13)		(0.24)	(0.18)	(0.22)	(0.30)	(0.34)
From net realized gain on investments	(0.03)		—	(0.23)	(0.34)	(0.25)	(0.02)

Total dividends and distributions	(0.16)		(0.24)	(0.41)	(0.56)	(0.55)	(0.36)

Net asset value at end of period	$11.16		$11.12	$10.98	$11.60	$11.66	$11.76

Total investment return (a)	1.80	%(b)	3.51%	(1.82%)	4.46%	4.05%	7.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.00	%††	2.10%	1.58%	1.86%	2.53%	2.94%
Net expenses	0.74	%††	0.74%	0.79%	0.82%	0.78%	0.80%
Portfolio turnover rate (c)	79%		131%	154%	174%	106%	115%
Net assets at end of period (in 000’s)	$41,593		$42,368	$52,658	$77,156	$82,180	$87,750

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls are 38%, 56%, 63%, 142%, 95% and 105% for the six months ended April 30, 2015, and the years ended October 31, 2014, 2013, 2012, 2011, and 2010, respectively.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.17		$11.03	$11.65	$11.71	$11.81	$11.38

Net investment income (loss)	0.11		0.21	0.17	0.21	0.28	0.32
Net realized and unrealized gain (loss) on investments	0.08		0.15	(0.39)	0.28	0.15	0.45

Total from investment operations	0.19		0.36	(0.22)	0.49	0.43	0.77

Less dividends and distributions:
From net investment income	(0.12)		(0.22)	(0.17)	(0.21)	(0.28)	(0.32)
From net realized gain on investments	(0.03)		—	(0.23)	(0.34)	(0.25)	(0.02)

Total dividends and distributions	(0.15)		(0.22)	(0.40)	(0.55)	(0.53)	(0.34)

Net asset value at end of period	$11.21		$11.17	$11.03	$11.65	$11.71	$11.81

Total investment return (a)	1.70	%(b)	3.30%	(1.95%)	4.33%	3.88%	6.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.82	%††	1.92%	1.46%	1.76%	2.39%	2.81%
Net expenses	0.92	%††	0.92%	0.92%	0.92%	0.92%	0.92%
Expenses (before waiver/reimbursement)	0.98	%††	0.97%	1.00%	1.04%	1.10%	1.15%
Portfolio turnover rate (c)	79%		131%	154%	174%	106%	115%
Net assets at end of period (in 000’s)	$4,977		$4,811	$5,563	$6,852	$6,326	$5,985

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls are 38%, 56%, 63%, 142%, 95% and 105% for the six months ended April 30, 2015, and the years ended October 31, 2014, 2013, 2012, 2011, and 2010, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$11.13		$10.99	$11.61	$11.67	$11.77	$11.34

Net investment income (loss)	0.13		0.27	0.23	0.26	0.33	0.38
Net realized and unrealized gain (loss) on investments	0.09		0.15	(0.39)	0.28	0.16	0.45

Total from investment operations	0.22		0.42	(0.16)	0.54	0.49	0.83

Less dividends and distributions:
From net investment income	(0.15)		(0.28)	(0.23)	(0.26)	(0.34)	(0.38)
From net realized gain on investments	(0.03)		—	(0.23)	(0.34)	(0.25)	(0.02)

Total dividends and distributions	(0.18)		(0.28)	(0.46)	(0.60)	(0.59)	(0.40)

Net asset value at end of period	$11.17		$11.13	$10.99	$11.61	$11.67	$11.77

Total investment return (a)	1.97	%(b)	3.85%	(1.47%)	4.86%	4.41%	7.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.35	%††	2.43%	1.96%	2.25%	2.88%	3.31%
Net expenses	0.40	%††	0.41%	0.43%	0.43%	0.43%	0.43%
Expenses (before waiver/reimbursement)	0.49	%††	0.49%	0.54%	0.57%	0.53%	0.55%
Portfolio turnover rate (c)	79%		131%	154%	174%	106%	115%
Net assets at end of period (in 000’s)	$289,325		$290,617	$340,887	$370,596	$377,749	$523,050

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls are 38%, 56%, 63%, 142%, 95% and 105% for the six months ended April 30, 2015, and the years ended October 31, 2014, 2013, 2012, 2011, and 2010, respectively.

28	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Indexed Bond Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay Indexed Bond Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class A and Investor Class shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund’s primary benchmark index.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation

Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

29

Notes to Financial Statements (Unaudited) (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund did not hold any securities that were fair valued in such a manner.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost

30	MainStay Indexed Bond Fund

method. Interest income is accrued as earned using the effective interest rate method and includes realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the security returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(J)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their

31

Notes to Financial Statements (Unaudited) (continued)

obligations may be affected by economic or political developments in a specific country, industry or region.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund.

NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the six-month period ended April 30, 2015, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.25%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Class A, 0.82%; Investor Class, 0.92%; and Class I, 0.40%. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fees and expenses.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $407,686 and waived its fees and/or reimbursed expenses in the amount of $133,147.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $1,592 and $629, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $181.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$32,076
Investor Class	9,477
Class I	215,995

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

32	MainStay Indexed Bond Fund

(F)  Capital.  As of April 30, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$1,869,151	0.6%

Note 4–Federal Income Tax

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$8,552,437

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of U.S. government securities were $247,974 and $251,630, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $11,994 and $13,376, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	443,811	$4,971,331
Shares issued to shareholders in reinvestment of dividends and distributions	51,802	579,122
Shares redeemed	(577,901)	(6,452,397)

Net increase (decrease) in shares outstanding before conversion	(82,288)	(901,944)
Shares converted into Class A (See Note 1)	7,591	84,696
Shares converted from Class A (See Note 1)	(8,404)	(94,126)

Net increase (decrease)	(83,101)	$(911,374)

Year ended October 31, 2014:
Shares sold	837,622	$9,190,457
Shares issued to shareholders in reinvestment of dividends and distributions	89,914	990,023
Shares redeemed	(1,916,454)	(21,067,493)

Net increase (decrease) in shares outstanding before conversion	(988,918)	(10,887,013)
Shares converted into Class A (See Note 1)	19,594	214,496
Shares converted from Class A (See Note 1)	(15,980)	(175,837)

Net increase (decrease)	(985,304)	$(10,848,354)

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	42,651	$478,899
Shares issued to shareholders in reinvestment of dividends and distributions	5,682	63,816
Shares redeemed	(35,934)	(404,221)

Net increase (decrease) in shares outstanding before conversion	12,399	138,494
Shares converted into Investor Class (See Note 1)	8,367	94,126
Shares converted from Investor Class (See Note 1)	(7,553)	(84,696)

Net increase (decrease)	13,213	$147,924

Year ended October 31, 2014:
Shares sold	43,898	$485,501
Shares issued to shareholders in reinvestment of dividends and distributions	8,811	97,488
Shares redeemed	(122,795)	(1,354,506)

Net increase (decrease) in shares outstanding before conversion	(70,086)	(771,517)
Shares converted into Investor Class (See Note 1)	15,901	175,837
Shares converted from Investor Class (See Note 1)	(19,505)	(214,496)

Net increase (decrease)	(73,690)	$(810,176)

33

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	4,706,741	$52,716,734
Shares issued to shareholders in reinvestment of dividends and distributions	391,440	4,380,955
Shares redeemed	(5,305,918)	(59,268,243)

Net increase (decrease)	(207,737)	$(2,170,554)

Year ended October 31, 2014:
Shares sold	9,474,889	$104,272,848
Shares issued to shareholders in reinvestment of dividends and distributions	625,711	6,898,369
Shares redeemed	(15,005,258)	(164,613,135)

Net increase (decrease)	(4,904,658)	$(53,441,918)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

34	MainStay Indexed Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Indexed Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including NYL Investors as subadvisor to the Fund and responses from New York Life Investments and NYL Investors to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and NYL Investors and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and NYL Investors

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that NYL Investors provides to the Fund. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined NYL Investors’ track record and

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and NYL Investors’ overall legal and compliance environment. The Board also reviewed NYL Investors’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and NYL Investors to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided by New York Life Investments and NYL Investors under the Agreements and the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund. Because NYL

Investors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and NYL Investors must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profit-

36	MainStay Indexed Bond Fund

ability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to NYL Investors are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board noted that the Fund’s expense limitation arrangement had been reduced the previous year and noted favorably the expected impact of the lower expense limitation.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

38	MainStay Indexed Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at www.mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

39

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1652036 MS139-15	MSIN10-06/15 NL0B3

MainStay Total Return Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	-3.45 1.10%	-2.10 2.51%	3.67 4.63%	4.44 4.93%	0.86 0.86%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	-3.56 0.98	-2.19 2.41	3.56 4.51	4.34 4.83	1.01 1.01
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	-4.35 0.61	-3.30 1.66	3.38 3.73	4.05 4.05	1.76 1.76
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	-0.38 0.61	0.66 1.66	3.73 3.73	4.05 4.05	1.76 1.76
Class I Shares	No Sales Charge		1.18	2.81	4.95	5.27	0.62
Class R1 Shares[4]	No Sales Charge		1.13	2.71	4.84	5.16	0.72
Class R2 Shares[4]	No Sales Charge		1.01	2.46	4.58	4.90	0.97
Class R6 Shares[5]	No Sales Charge		1.21	2.84	4.95	5.27	0.53

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through
February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R1 and Class R2 shares, first offered on June 29, 2012, include the historical performance of Class I shares through June 28, 2012, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R1 and Class R2 shares would likely have been different.
5.	Performance figures for Class R6 shares, first offered on December 29, 2014, include the historical performance of Class I shares through December 28, 2014, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R6 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[6]	2.06%	4.46%	4.12%	4.75%
Average Lipper Core Bond Fund[7]	1.80	3.77	4.19	4.33

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper core bond fund is representative of funds that invest in at least 85% in domestic investment-grade issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Total Return Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Total Return Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,011.00	$4.74	$1,020.10	$4.76

Investor Class Shares	$1,000.00	$1,009.80	$4.93	$1,019.90	$4.96

Class B Shares	$1,000.00	$1,006.10	$8.61	$1,016.20	$8.65

Class C Shares	$1,000.00	$1,006.10	$8.61	$1,016.20	$8.65

Class I Shares	$1,000.00	$1,011.80	$2.99	$1,021.80	$3.01

Class R1 Shares	$1,000.00	$1,011.30	$3.49	$1,021.30	$3.51

Class R2 Shares	$1,000.00	$1,010.10	$4.73	$1,020.10	$4.76

Class R6 Shares[2,3]	$1,000.00	$1,013.00	$1.75	$1,015.00	$1.75

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.95% for Class A, 0.99% for Investor Class, 1.73% for Class B and Class C, 0.60% for Class I, 0.70% for Class R1, 0.95% for Class R2 and 0.52% for Class R6) multiplied by the average account value over the period, divided by 365 and multiplied by 181 days for Class A, Investor Class, Class B, Class C, Class I, Class R1 and Class R2 (to reflect the one-half year period) and 122 days for Class R6 (to reflect the since-inception period). The table above represents actual expenses incurred during the one-half year period.
2.	Expenses paid during the period reflect ongoing costs for the period from inception through April 30, 2015. Had these shares been offered for the full six-month period ended April 30, 2015, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $2.61 for Class R6 and the ending account value would have been $1,022.20 for Class R6.
3.	The inception date for Class R6 shares was December 29, 2014.

7

Portfolio Composition as of April 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2015 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–6.50%, due 2/1/17–9/1/44

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.375%–6.50%, due 1/1/21–4/1/45

3.	United States Treasury Notes, 1.00%–2.50%, due 9/30/18–11/15/24

4.	United States Treasury Bonds, 2.875%–6.25%, due 5/15/30–11/15/44

5.	JPMorgan Chase & Co., 3.375%–7.90%, due 10/1/15–12/29/49
6.	Bank of America Corp., 3.30%–5.70%, due 1/24/22–12/29/49

7.	Hiland Partners, L.P. / Hiland Partners Finance Corp., 5.50%–7.25%, due 10/1/20–5/15/22

8.	Goldman Sachs Group, Inc. (The), 3.625%–6.75%, due 1/18/18–10/1/37

9.	Protective Life Corp., 6.40%–8.45%, due 1/15/18–10/15/39

10.	Morgan Stanley, 4.875%–5.75%, due 1/25/21–11/24/25

8	MainStay Total Return Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, and Louis N. Cohen, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Total Return Bond Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Total Return Bond Fund returned 1.10% for Class A shares, 0.98% for Investor Class shares and 0.61% for Class B shares and Class C shares for the six months ended April 30, 2015. Over the same period, the Fund’s Class I shares returned 1.18%, Class R1 shares returned 1.13%, Class R2 shares returned 1.01% and Class R6 shares1 returned 1.21%. For the six months ended April 30, 2015, all share classes underperformed the 2.06% return of the Barclays U.S. Aggregate Bond Index,2 which is the Fund’s broad-based securities-market index. Over the same period, all share classes also underperformed the 1.80% return of the Average Lipper3 Core Bond Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s allocation to spread product4 affects relative performance when the compensation demanded for credit risk or interest-rate risk rises or falls. In a stressed market where investors seek relative safety, the market demands more compensation for risk, enabling defensively postured portfolios to outperform as prices for riskier assets fall. In a market with an appetite for risk, the risk premium for spread product falls, leading to tighter spreads, higher prices for risk assets and superior returns for aggressively postured portfolios.

During the reporting period, the Fund’s position in spread product continued to be robust. Peer funds that were more defensively postured than the Fund (either through reduced commitments to credit risk or longer durations) would have been advantaged during the reporting period. Peer funds with postures that were more aggressive (through larger commitments to credit-sensitive sectors such as high-yield corporate bonds or securitizations of nonconforming residential mortgages) would likely have had poorer performance than the Fund.

The Fund underperformed the Barclays U.S. Aggregate Bond Index for several reasons:

•	On average, U.S. Treasury yields fell during the reporting period. Because the Fund had a shorter duration[5] than the benchmark, the Fund was less sensitive to this change.
•

Corporate bonds trailed comparable-duration U.S. Treasury securities, with the performance gap more pronounced for below-investment-grade securities. The underperformance of the Fund’s corporate bonds can mostly be explained by dampened investor confidence in a sluggish economic recovery.

•	The Fund was overweight in commodity-sensitive sectors such as pipelines, energy and metals/mining, which detracted from the Fund’s relative performance.

These effects were partially offset by several postures that benefited the Fund’s performance relative to the benchmark:

•	The Fund’s overweight positions in investment-grade corporate bonds and high-yield corporate bonds offered a yield advantage relative to the Barclays U.S. Aggregate Bond Index.

•

The Fund’s concentration of assets near the 10-year maturity point of the U.S. Treasury yield curve contrasted with the more uniform distribution of the Barclays U.S. Aggregate Bond Index. During the reporting period, the Fund benefited from the narrowing of yields between shorter-maturity and 10-year maturity U.S. Treasury securities.

•

Within its residential mortgage-backed position, the Fund emphasized agency mortgage pass-through securities[6] with stable cash flow profiles. These securities are collateralized by pools of loans with restrained refinancing incentives. An example might be smaller-balance loans. In a period of falling mortgage rates, this defense against refinancing enabled the Fund’s securities to preserve yield by moderating prepayments.

•

The Fund’s underweight position in Ginnie Mae mortgage-backed securities relative to the Barclays U.S. Aggregate Bond Index contributed positively to relative performance. The prices of Ginnie Mae mortgage-backed securities fell in light of the potential for faster prepayments, given resurgent refinancing activity among borrowers eligible for Federal Housing Administration mortgages.

1.	See footnote on page 5 for more information on Class R6 shares.
2.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.
3.	See footnote on page 6 for more information on Lipper Inc.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Mortgage pass-through securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or an investment bank to investors.

9

What was the Fund’s duration strategy during the reporting period?

The Fund maintained an intermediate duration during the reporting period. At the end of the reporting period, the Fund had a duration of 4.7 years, which was approximately 0.7 years shorter than the duration of the Barclays U.S. Aggregate Bond Index. To keep the Fund nearly fully invested while maintaining a short duration posture, we executed the duration tilt with U.S. Treasury futures. The Fund’s duration began the reporting period 1.1 years shorter than the duration of the Index. The narrowing of the duration gap between the Fund and the Barclays U.S. Aggregate Bond Index from 1.1 years shorter than the Index to 0.7 years shorter than the Index was mostly accomplished by reducing the size of the Fund’s U.S. Treasury futures position.

Duration affected Fund returns in two ways: through price-sensitivity and yield. Because the Fund’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index, the Fund was less sensitive than its benchmark to changes in U.S. Treasury yields. Accordingly, the short-duration posture would have detracted from the Fund’s performance relative to the benchmark and longer-duration peers as U.S. Treasury yields fell during the reporting period. The yield effect was also a performance headwind for the Fund as the presence of the U.S. Treasury futures lowered the Fund’s yield.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

We promoted credit risk as the principal driver of performance during the reporting period. We expected corporate bonds (both investment-grade and high-yield) and commercial mortgage-backed securities to have returns superior to those of government-related debt for three reasons. First, we believed the prospects of the credit-related sectors were aligned with the decision of the Federal Reserve’s monetary policymaking committee to maintain the federal funds target rate in a near-zero range. Second, we felt that low interest-rates would be likely to spark healthy demand for higher-yielding products. Third, improving profitability led us to believe that corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, these improving credit fundamentals supported a narrowing of spreads alongside a favorable balance of supply and demand for corporate bonds. In addition, we believed that the strong performance of the stock market would buoy the returns of corporate bonds across the credit-quality spectrum.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

During the reporting period, an overweight position relative to the Barclays U.S. Aggregate Bond Index in moderate-quality corporate bonds detracted from performance because of wider spreads relative to comparable-duration U.S. Treasury securities. While the corporate bonds benefited from their respective yields in relation to comparable-duration U.S. Treasury securities, the yield advantage was not enough to offset the negative impact of spread widening.

In the corporate bond sector, the Fund’s better-performing holdings included Goldman Sachs, JP Morgan, Bank of America, Morgan Stanley and Royal Bank of Scotland. Lower interest rates enabled these banks to preserve margins and profitability. The Fund’s positions in homebuilders and related entities, such as KB Homes and Building Materials Corp., added to performance as the companies benefited from the upturn in housing. The Fund’s technology-related bonds, such as Freescale Semiconductors, performed well, given the potential for a merger. The Fund’s holding in bonds of companies with improving balance sheets, such as Telefonica, helped the Fund’s performance.

On the downside, the Fund’s corporate bond holdings with exposure to Russia and Ukraine, such as Gazprom and TNK-BP, detracted from performance. Prices of commodities such as iron ore fell because of concerns about the growth potential of emerging economies such as China. Against this backdrop, the Fund’s holdings in metals/mining enterprises, including Arcelor Mittal, Vale and AK Steel underperformed. In the insurance sector, Fund holdings in Genworth and XL Group were negatively affected by the mispricing of risk and of acquisitions. The outlook for companies involved in oil & gas exploration & production was clouded by an unfavorable imbalance of supply and demand that led to price declines. In this environment, the Fund’s positions in Freeport-McMoRan, Continental Resources and Samson Investment detracted from performance.

The Fund was underweight relative to the Barclays U.S. Aggregate Bond Index in residential mortgages to provide space for an overweight position in corporate bonds. The Fund may also have a smaller mortgage commitment than some of its peers. The Fund’s underweight position in agency mortgages benefited performance, as agency mortgage pass-throughs trailed comparable-duration U.S. Treasury securities, given expectations of lower mortgage rates and faster prepayments. Within the Fund’s mortgage position, we favored securities whose underlying loans were less apt to refinance. The stability of these securities’ cash flow profiles led to better performance

10	MainStay Total Return Bond Fund

relative to the Barclays U.S. Aggregate Bond Index against the backdrop of declining U.S. Treasury yields and mortgage rates.

Did the Fund make any significant purchases or sales during the reporting period?

The majority of the Fund’s trading activity took the form of relative-value trades in corporate bonds, rolling U.S. Treasury futures forward, reinvesting mortgage paydowns and investing periodic cash contributions. As mentioned earlier, elimination of some U.S. Treasury futures narrowed the duration gap between the Fund and the Barclays U.S. Aggregate Bond Index by 0.4 years.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s sector weightings were stable during the reporting period. We reduced the size of the Fund’s U.S. Treasury futures position by an equivalent of 5% of net assets.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2015, the Fund held overweight positions relative to the Barclays U.S. Aggregate Bond Index in investment-grade corporate bonds and high-yield corporate bonds. As of the same date, the Fund held underweight positions relative to the Index in U.S. Treasury securities, agency debentures, agency mortgage-backed securities and asset-backed securities. The Fund’s sector allocation committed capital to credit-sensitive sectors and deemphasizes lower-yielding sectors such as U.S. Treasury securities, agency debentures and cash.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments April 30, 2015 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 95.5%† Asset-Backed Security 0.1%
Utilities 0.1%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	$675,000	$750,235

Total Asset-Backed Security (Cost $674,816)		750,235

Corporate Bonds 61.2%
Aerospace & Defense 0.4%
KLX, Inc. 5.875%, due 12/1/22 (a)	6,750,000	6,800,625
TransDigm, Inc. 6.50%, due 7/15/24	475,000	482,054

		7,282,679

Agriculture 1.5%
Altria Group, Inc.
9.25%, due 8/6/19	2,838,000	3,618,967
9.95%, due 11/10/38	620,000	1,052,898
Bunge, Ltd. Finance Corp. 4.10%, due 3/15/16	7,655,000	7,844,515
Cargill, Inc.
4.307%, due 5/14/21 (a)	3,000,000	3,318,660
6.00%, due 11/27/17 (a)	1,050,000	1,168,888
7.35%, due 3/6/19 (a)	1,340,000	1,597,848
Lorillard Tobacco Co. 8.125%, due 6/23/19	720,000	879,254
Philip Morris International, Inc.
4.25%, due 11/10/44	3,300,000	3,330,152
4.375%, due 11/15/41	3,175,000	3,247,590

		26,058,772

Auto Manufacturers 1.4%
Ford Motor Co.
7.45%, due 7/16/31	2,095,000	2,843,977
9.215%, due 9/15/21	2,355,000	3,119,143
Ford Motor Credit Co. LLC
8.125%, due 1/15/20	2,580,000	3,212,085
12.00%, due 5/15/15	1,000,000	1,002,874
General Motors Financial Co., Inc. 3.15%, due 1/15/20	8,750,000	8,816,273
Navistar International Corp. 8.25%, due 11/1/21	5,500,000	5,438,125

		24,432,477

	Principal Amount	Value

Auto Parts & Equipment 0.4%
Continental Rubber of America Corp. 4.50%, due 9/15/19 (a)	$600,000	$619,159
Goodyear Tire & Rubber Co. (The) 7.00%, due 5/15/22	450,000	492,750
MPG Holdco I, Inc. 7.375%, due 10/15/22 (a)	5,700,000	6,070,500

		7,182,409

Banks 7.8%
AgriBank FCB 9.125%, due 7/15/19	5,795,000	7,347,973
Banco Santander Mexico S.A. 4.125%, due 11/9/22 (a)	4,120,000	4,223,000
♦Bank of America Corp.
3.30%, due 1/11/23	680,000	681,546
4.25%, due 10/22/26	11,900,000	11,925,728
5.125%, due 12/29/49 (b)	3,490,000	3,426,744
5.70%, due 1/24/22	415,000	480,981
Barclays Bank PLC 6.05%, due 12/4/17 (a)	4,028,000	4,415,095
BBVA Bancomer S.A. 6.75%, due 9/30/22 (a)	3,025,000	3,437,156
CIT Group, Inc. 6.625%, due 4/1/18 (a)	3,835,000	4,113,037
Citigroup, Inc.
4.05%, due 7/30/22	580,000	604,136
5.30%, due 5/6/44	3,000,000	3,248,043
5.50%, due 2/15/17	6,055,000	6,480,606
5.875%, due 1/30/42	3,489,000	4,298,894
Discover Bank
7.00%, due 4/15/20	2,100,000	2,479,573
8.70%, due 11/18/19	474,000	580,463
♦Goldman Sachs Group, Inc. (The)
3.625%, due 1/22/23	2,850,000	2,927,038
5.95%, due 1/18/18	1,000,000	1,108,866
6.15%, due 4/1/18	5,000,000	5,598,770
6.75%, due 10/1/37	5,000,000	6,280,535
♦JPMorgan Chase & Co.
3.375%, due 5/1/23	11,500,000	11,471,342
4.85%, due 2/1/44	5,000,000	5,547,465
5.15%, due 10/1/15	1,000,000	1,017,811
7.90%, due 12/29/49 (b)	3,750,000	3,993,750
Lloyds Bank PLC 6.50%, due 9/14/20 (a)	7,000,000	8,210,622
Mellon Capital III 6.369%, due 9/5/66 (b)	GBP 2,500,000	3,990,999
♦Morgan Stanley
4.875%, due 11/1/22	$3,945,000	4,273,713
5.00%, due 11/24/25	4,535,000	4,911,682
5.75%, due 1/25/21	5,000,000	5,798,250

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers, as of April 30, 2015, excluding short-term investment. May be subject to change daily.

12	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
Regions Bank 7.50%, due 5/15/18	$392,000	$453,108
Royal Bank of Scotland Group PLC 5.125%, due 5/28/24	3,700,000	3,821,519
Santander Bank N.A. 2.00%, due 1/12/18	6,675,000	6,688,644

		133,837,089

Beverages 1.2%
Anheuser-Busch InBev Worldwide, Inc. 7.75%, due 1/15/19	2,000,000	2,409,662
Constellation Brands, Inc.
3.875%, due 11/15/19	5,000,000	5,175,000
7.25%, due 9/1/16	1,723,000	1,847,745
Embotelladora Andina S.A. 5.00%, due 10/1/23 (a)	2,450,000	2,701,307
PepsiCo., Inc. 0.70%, due 2/26/16	7,980,000	7,996,279

		20,129,993

Building Materials 0.5%
Building Materials Corporation of America
5.375%, due 11/15/24 (a)	4,940,000	5,063,500
6.75%, due 5/1/21 (a)	2,105,000	2,236,562
USG Corp. 5.50%, due 3/1/25 (a)	1,960,000	2,058,000

		9,358,062

Chemicals 1.4%
Dow Chemical Co. (The) 9.40%, due 5/15/39	5,000,000	7,996,895
Eastman Chemical Co. 2.70%, due 1/15/20	5,320,000	5,402,487
Huntsman International LLC 5.125%, due 11/15/22 (a)	5,000,000	5,053,125
WR Grace & Co. 5.125%, due 10/1/21 (a)	5,595,000	5,832,787

		24,285,294

Commercial Services 0.8%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, due 4/1/23	500,000	509,845
Hertz Corp. (The)
6.25%, due 10/15/22	500,000	517,500
6.75%, due 4/15/19	2,895,000	2,995,717
7.375%, due 1/15/21	1,655,000	1,741,887
United Rentals North America, Inc.
4.625%, due 7/15/23	3,885,000	3,938,458
7.625%, due 4/15/22	3,750,000	4,134,375

		13,837,782

	Principal Amount	Value

Computers 0.8%
Hewlett-Packard Co.
2.65%, due 6/1/16	$3,435,000	$3,497,950
4.65%, due 12/9/21	2,200,000	2,407,722
NCR Corp.
5.00%, due 7/15/22	4,150,000	4,098,125
6.375%, due 12/15/23	2,975,000	3,131,187
SunGard Data Systems, Inc. 6.625%, due 11/1/19	500,000	521,250

		13,656,234

Diversified Financial Services 0.5%
Alterra Finance LLC 6.25%, due 9/30/20	2,900,000	3,394,372
General Electric Capital Corp. 5.40%, due 2/15/17	2,985,000	3,220,331
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (a)	1,780,000	1,802,341

		8,417,044

Electric 1.9%
Abu Dhabi National Energy Co. 6.25%, due 9/16/19 (a)	185,000	215,436
Calpine Corp. 5.75%, due 1/15/25	6,930,000	6,964,996
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (a)	3,000,000	3,518,760
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (a)	6,000,000	6,523,968
IPALCO Enterprises, Inc.
5.00%, due 5/1/18	1,000,000	1,065,000
7.25%, due 4/1/16 (a)	1,605,000	1,671,768
N.V. Energy, Inc. 6.25%, due 11/15/20	5,000,000	5,885,345
PPL Capital Funding, Inc. 5.00%, due 3/15/44	1,000,000	1,142,572
PPL WEM Holdings, Ltd. 3.90%, due 5/1/16 (a)	950,000	974,411
Public Service Co. of New Mexico 7.95%, due 5/15/18	604,000	709,580
Puget Energy, Inc. 6.50%, due 12/15/20	3,155,000	3,772,948

		32,444,784

Electronics 0.0%‡
Corning, Inc. 6.625%, due 5/15/19	500,000	588,896

Engineering & Construction 0.4%
MasTec, Inc. 4.875%, due 3/15/23	3,605,000	3,406,725
SBA Tower Trust 2.933%, due 12/15/42 (a)	3,225,000	3,279,438

		6,686,163

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Entertainment 0.4%
Isle of Capri Casinos, Inc. 8.875%, due 6/15/20	$450,000	$492,750
Pinnacle Entertainment, Inc.
7.75%, due 4/1/22	450,000	498,375
8.75%, due 5/15/20	1,000,000	1,051,250
Scientific Games International, Inc. 7.00%, due 1/1/22 (a)	4,000,000	4,170,000

		6,212,375

Finance—Auto Loans 0.4%
Ally Financial, Inc.
4.625%, due 6/26/15	527,000	528,318
5.50%, due 2/15/17	722,000	754,490
6.25%, due 12/1/17	53,000	56,776
7.50%, due 9/15/20	166,000	194,452
8.00%, due 11/1/31	3,580,000	4,492,900

		6,026,936

Finance—Consumer Loans 0.6%
Navient Corp.
5.00%, due 10/26/20	500,000	487,500
6.00%, due 1/25/17	3,935,000	4,121,912
Springleaf Finance Corp. 6.00%, due 6/1/20	5,000,000	5,112,500

		9,721,912

Finance—Credit Card 0.3%
Capital One Bank USA N.A. 3.375%, due 2/15/23	3,046,000	3,062,318
Discover Financial Services 3.85%, due 11/21/22	1,526,000	1,567,336

		4,629,654

Finance—Investment Banker/Broker 0.4%
Bear Stearns Cos. LLC (The) 7.25%, due 2/1/18	275,000	315,316
Jefferies Group LLC
5.125%, due 1/20/23	1,190,000	1,233,921
6.45%, due 6/8/27	1,960,000	2,093,603
8.50%, due 7/15/19	2,800,000	3,346,028

		6,988,868

Finance—Leasing Companies 0.1%
International Lease Finance Corp. 5.75%, due 5/15/16	2,070,000	2,139,863

Finance—Mortgage Loan/Banker 0.5%
Countrywide Financial Corp. 6.25%, due 5/15/16	8,615,000	9,052,900

	Principal Amount	Value

Finance—Other Services 0.4%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.
5.875%, due 2/1/22	$2,255,000	$2,330,881
6.00%, due 8/1/20	4,090,000	4,300,430

		6,631,311

Food 1.4%
Grupo Bimbo S.A.B. de C.V. 3.875%, due 6/27/24 (a)	7,000,000	7,164,500
Kerry Group Financial Services 3.20%, due 4/9/23 (a)	4,375,000	4,361,009
Kroger Co. (The) 6.15%, due 1/15/20	5,275,000	6,167,804
Tyson Foods, Inc. 5.15%, due 8/15/44	6,000,000	6,702,924

		24,396,237

Food Services 0.3%
Aramark Services, Inc. 5.75%, due 3/15/20	4,215,000	4,394,137

Forest Products & Paper 0.0%‡
Georgia-Pacific LLC 8.875%, due 5/15/31	50,000	75,156

Health Care—Products 0.9%
Alere, Inc. 6.50%, due 6/15/20	4,963,000	5,161,520
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC 5.75%, due 8/1/22 (a)	475,000	491,625
Zimmer Holdings, Inc. 3.55%, due 4/1/25	8,900,000	8,917,346

		14,570,491

Health Care—Services 2.5%
Anthem, Inc.
2.30%, due 7/15/18	7,949,000	8,078,267
4.65%, due 1/15/43	3,895,000	4,074,930
CHS / Community Health Systems, Inc.
6.875%, due 2/1/22	450,000	477,563
7.125%, due 7/15/20	3,750,000	4,021,875
Cigna Corp. 3.25%, due 4/15/25	3,730,000	3,740,459
DaVita HealthCare Partners, Inc. 5.75%, due 8/15/22	3,950,000	4,196,875
Fresenius Medical Care U.S. Finance II, Inc. 5.625%, due 7/31/19 (a)	2,690,000	2,938,825
Fresenius Medical Care U.S. Finance, Inc.
5.75%, due 2/15/21 (a)	825,000	901,312
6.50%, due 9/15/18 (a)	65,000	72,800
6.875%, due 7/15/17	1,250,000	1,368,750

14	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Health Care—Services (continued)
HCA, Inc. 5.00%, due 3/15/24	$6,000,000	$6,376,200
MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (a)	5,475,000	5,748,805
Roche Holdings, Inc. 6.00%, due 3/1/19 (a)	788,000	908,663
Tenet Healthcare Corp. 8.125%, due 4/1/22	450,000	491,062

		43,396,386

Holding Company—Diversified 0.4%
Hutchison Whampoa International 14, Ltd. 3.625%, due 10/31/24 (a)	7,400,000	7,527,480

Home Builders 1.4%
K Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (a)	475,000	497,562
KB Home 7.25%, due 6/15/18	6,450,000	6,982,125
NVR, Inc. 3.95%, due 9/15/22	6,420,000	6,659,537
Standard Pacific Corp. 5.875%, due 11/15/24	5,820,000	6,038,250
TRI Pointe Holdings, Inc.
4.375%, due 6/15/19 (a)	500,000	492,500
5.875%, due 6/15/24 (a)	3,180,000	3,136,275

		23,806,249

Home Furnishing 0.6%
Whirlpool Corp. (MTN) 4.85%, due 6/15/21	8,850,000	9,837,253

Housewares 0.3%
Tupperware Brands Corp. 4.75%, due 6/1/21	4,785,000	5,132,147

Insurance 4.3%
American International Group, Inc. Series A2 5.75%, due 3/15/67 (b)	GBP 2,750,000	4,406,486
Genworth Financial, Inc. 8.625%, due 12/15/16	$4,300,000	4,633,250
Genworth Holdings, Inc. 4.90%, due 8/15/23	3,487,000	3,033,690
Hartford Financial Services Group, Inc. (The)
6.00%, due 1/15/19	600,000	679,024
6.10%, due 10/1/41	4,495,000	5,697,125

	Principal Amount	Value

Insurance (continued)
Liberty Mutual Group, Inc.
4.25%, due 6/15/23 (a)	$2,020,000	$2,138,433
6.50%, due 3/15/35 (a)	335,000	410,272
6.50%, due 5/1/42 (a)	3,675,000	4,517,780
Markel Corp.
3.625%, due 3/30/23	2,515,000	2,554,594
5.00%, due 3/30/43	2,500,000	2,619,527
♦Protective Life Corp.
6.40%, due 1/15/18	3,050,000	3,399,890
7.375%, due 10/15/19	4,180,000	4,994,586
8.45%, due 10/15/39	4,670,000	6,845,319
Prudential Financial, Inc. 7.375%, due 6/15/19	6,550,000	7,888,728
Travelers Cos., Inc. (The) 6.25%, due 6/20/16	1,200,000	1,275,500
Unum Group 7.125%, due 9/30/16	750,000	809,452
Validus Holdings, Ltd. 8.875%, due 1/26/40	2,570,000	3,536,243
Voya Financial, Inc.
2.90%, due 2/15/18	6,380,000	6,570,315
5.50%, due 7/15/22	3,520,000	4,047,197
XLIT, Ltd. 6.50%, due 10/29/49 (b)	4,475,000	3,938,000

		73,995,411

Internet 0.7%
Alibaba Group Holding, Ltd. 1.625%, due 11/28/17 (a)	6,575,000	6,591,773
Baidu, Inc. 3.25%, due 8/6/18	5,000,000	5,180,900

		11,772,673

Iron & Steel 1.0%
AK Steel Corp. 7.625%, due 10/1/21	2,525,000	2,083,125
ArcelorMittal 7.75%, due 10/15/39	5,290,000	5,461,925
Cliffs Natural Resources, Inc. 4.875%, due 4/1/21	4,380,000	2,452,800
United States Steel Corp.
7.375%, due 4/1/20	450,000	470,250
7.50%, due 3/15/22	3,600,000	3,685,500
Vale Overseas, Ltd. 6.875%, due 11/21/36	3,560,000	3,593,820

		17,747,420

Leisure Time 0.2%
NCL Corp., Ltd. 5.25%, due 11/15/19 (a)	2,925,000	3,012,750

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Lodging 1.3%
Caesars Entertainment Operating Co., Inc. 9.00%, due 2/15/20 (c)	$970,000	$744,475
MGM Resorts International 6.00%, due 3/15/23	5,000,000	5,178,125
Wyndham Worldwide Corp.
2.50%, due 3/1/18	1,735,000	1,744,206
4.25%, due 3/1/22	6,370,000	6,574,267
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, due 3/1/25 (a)	8,510,000	8,541,912

		22,782,985

Machinery—Construction & Mining 0.1%
Terex Corp. 6.00%, due 5/15/21	1,000,000	1,015,000

Machinery—Diversified 0.4%
Zebra Technologies Corp. 7.25%, due 10/15/22 (a)	7,100,000	7,668,000

Media 3.4%
CCO Holdings LLC / CCO Holdings Capital Corp.
5.75%, due 1/15/24	500,000	506,250
6.50%, due 4/30/21	5,000,000	5,195,625
Clear Channel Worldwide Holdings, Inc.
Series B 6.50%, due 11/15/22	1,145,000	1,210,837
Series B 7.625%, due 3/15/20	3,450,000	3,631,125
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.50%, due 3/1/16	5,000,000	5,103,050
5.00%, due 3/1/21	6,300,000	6,970,862
DISH DBS Corp.
4.625%, due 7/15/17	600,000	617,925
5.875%, due 7/15/22	475,000	478,563
7.125%, due 2/1/16	955,000	988,425
iHeartCommunications, Inc.
9.00%, due 3/1/21	2,500,000	2,396,875
9.00%, due 9/15/22	4,925,000	4,703,375
10.625%, due 3/15/23 (a)	540,000	549,450
NBC Universal Media LLC
5.15%, due 4/30/20	7,900,000	9,033,903
5.95%, due 4/1/41	4,474,000	5,615,657
Time Warner Cable, Inc. 8.75%, due 2/14/19	7,000,000	8,263,206
Time Warner, Inc. 7.70%, due 5/1/32	1,980,000	2,758,782

		58,023,910

	Principal Amount	Value

Mining 0.9%
Anglo American Capital PLC 9.375%, due 4/8/19 (a)	$4,880,000	$6,081,573
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	4,500,000	5,658,975
Vedanta Resources PLC 7.125%, due 5/31/23 (a)	4,270,000	3,939,075

		15,679,623

Miscellaneous—Manufacturing 0.9%
Amsted Industries, Inc.
5.00%, due 3/15/22 (a)	500,000	515,625
5.375%, due 9/15/24 (a)	5,850,000	5,967,000
Bombardier, Inc.
6.125%, due 1/15/23 (a)	3,000,000	2,867,100
7.75%, due 3/15/20 (a)	450,000	475,808
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (a)	3,000,000	2,797,500
Siemens Financieringsmaatschappij N.V. 6.125%, due 8/17/26 (a)	265,000	337,165
Tyco Electronics Group S.A. 6.55%, due 10/1/17	2,945,000	3,287,760

		16,247,958

Oil & Gas 3.7%
BP Capital Markets PLC 3.20%, due 3/11/16	3,050,000	3,117,042
CHC Helicopter S.A. 9.25%, due 10/15/20	427,500	373,122
Chesapeake Energy Corp.
4.875%, due 4/15/22	2,760,000	2,546,100
6.50%, due 8/15/17	192,000	204,000
6.625%, due 8/15/20	3,775,000	3,888,250
Chesapeake Energy Corp. (Escrow Claim Shares)
6.775%, due 3/15/19 (d)(e)(f)	225,000	47,250
Chevron Corp. 1.961%, due 3/3/20	1,855,000	1,863,238
CITGO Petroleum Corp. 6.25%, due 8/15/22 (a)	4,025,000	3,934,438
CNOOC Finance 2011, Ltd. 4.25%, due 1/26/21 (a)	5,490,000	5,880,608
Concho Resources, Inc. 5.50%, due 4/1/23	5,625,000	5,702,344
Continental Resources, Inc. 5.00%, due 9/15/22	5,250,000	5,328,750
Eni S.p.A. 4.15%, due 10/1/20 (a)	2,900,000	3,051,035
Linn Energy LLC / Linn Energy Finance Corp. 6.50%, due 9/15/21	575,000	468,625
Marathon Petroleum Corp. 6.50%, due 3/1/41	3,480,000	4,254,853

16	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas (continued)
Samson Investment Co. 9.75%, due 2/15/20	$3,245,000	$393,456
Sanchez Energy Corp. 6.125%, due 1/15/23	5,000,000	4,900,000
SM Energy Co. 5.00%, due 1/15/24	4,000,000	3,930,000
Valero Energy Corp. 6.125%, due 6/15/17	9,600,000	10,526,870
Whiting Petroleum Corp. 5.00%, due 3/15/19	4,100,000	4,089,750

		64,499,731

Oil & Gas Services 0.0%‡
Basic Energy Services, Inc. 7.75%, due 10/15/22	575,000	465,750

Packaging & Containers 0.2%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 6.75%, due 1/31/21 (a)	475,000	492,813
Owens-Brockway Glass Container, Inc. 5.00%, due 1/15/22 (a)	3,000,000	3,078,750
Reynolds Group Issuer, Inc. 8.25%, due 2/15/21	475,000	505,281

		4,076,844

Pharmaceuticals 1.9%
Abbott Laboratories 2.00%, due 3/15/20	7,420,000	7,456,736
Actavis Funding SCS 4.75%, due 3/15/45	2,435,000	2,461,637
Eli Lilly & Co. 1.25%, due 3/1/18	8,500,000	8,522,627
Endo Finance LLC 6.00%, due 2/1/25 (a)	4,015,000	4,117,884
Mylan, Inc. 7.875%, due 7/15/20 (a)	575,000	602,085
Zoetis, Inc.
3.25%, due 2/1/23	6,885,000	6,835,456
4.70%, due 2/1/43	2,745,000	2,774,092

		32,770,517

Pipelines 5.0%
Copano Energy LLC / Copano Energy Finance Corp. 7.125%, due 4/1/21	408,000	434,060
Energy Transfer Equity, L.P. 5.875%, due 1/15/24	3,010,000	3,160,500
Energy Transfer Partners, L.P.
5.20%, due 2/1/22	3,500,000	3,811,766
6.05%, due 6/1/41	1,310,000	1,408,965
9.70%, due 3/15/19	2,000,000	2,504,286

	Principal Amount	Value

Pipelines (continued)
EnLink Midstream Partners, L.P.
4.40%, due 4/1/24	$4,130,000	$4,297,170
5.60%, due 4/1/44	3,975,000	4,245,944
♦Hiland Partners, L.P. / Hiland Partners Finance Corp.
5.50%, due 5/15/22 (a)	7,350,000	7,616,438
7.25%, due 10/1/20 (a)	8,000,000	8,680,000
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	2,385,000	2,607,635
Kinder Morgan Finance Co. LLC 6.00%, due 1/15/18 (a)	3,720,000	4,085,278
Kinder Morgan, Inc. 2.00%, due 12/1/17	6,425,000	6,441,332
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 6.50%, due 8/15/21	7,000,000	7,350,000
Panhandle Eastern Pipe Line Co., L.P. 8.125%, due 6/1/19	600,000	721,044
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	5,137,000	5,684,943
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
4.125%, due 11/15/19 (a)	5,500,000	5,513,750
5.00%, due 1/15/18 (a)	4,000,000	4,150,000
6.875%, due 2/1/21	450,000	472,500
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp.
5.50%, due 10/15/19 (a)	3,070,000	3,246,525
6.25%, due 10/15/22 (a)	4,000,000	4,245,000
Williams Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23	4,900,000	4,971,393

		85,648,529

Real Estate 0.3%
ProLogis, L.P. 4.25%, due 8/15/23	5,400,000	5,745,103

Real Estate Investment Trusts 1.2%
Alexandria Real Estate Equities, Inc. 4.60%, due 4/1/22	3,325,000	3,556,520
American Tower Corp. 4.50%, due 1/15/18	2,750,000	2,942,588
Crown Castle International Corp. 5.25%, due 1/15/23	126,000	133,006
Health Care REIT, Inc. 5.25%, due 1/15/22	3,000,000	3,350,901
Iron Mountain, Inc. 5.75%, due 8/15/24	6,175,000	6,391,434

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Ventas Realty, L.P. / Ventas Capital Corp.
4.00%, due 4/30/19	$2,920,000	$3,112,711
4.25%, due 3/1/22	1,370,000	1,464,201
Weyerhaeuser Co. 7.375%, due 10/1/19	131,000	156,256

		21,107,617

Retail 2.2%
CVS Pass-Through Trust 5.789%, due 1/10/26 (a)(e)	72,778	82,194
Family Tree Escrow LLC 5.75%, due 3/1/23 (a)	3,470,000	3,643,500
L Brands, Inc. 8.50%, due 6/15/19	127,000	153,035
Macy’s Retail Holdings, Inc.
3.875%, due 1/15/22	5,500,000	5,832,976
6.90%, due 4/1/29	1,988,000	2,567,053
7.45%, due 7/15/17	5,500,000	6,188,237
Nordstrom, Inc. 5.00%, due 1/15/44	2,643,000	3,018,615
O’Reilly Automotive, Inc. 4.625%, due 9/15/21	5,955,000	6,617,154
QVC, Inc.
4.45%, due 2/15/25	1,535,000	1,539,011
4.85%, due 4/1/24	1,550,000	1,594,443
Walgreens Boots Alliance, Inc. 3.30%, due 11/18/21	6,440,000	6,580,386

		37,816,604

Semiconductors 0.4%
Freescale Semiconductor, Inc. 5.00%, due 5/15/21 (a)	5,860,000	6,226,250

Telecommunications 2.2%
Crown Castle Towers LLC 5.495%, due 1/15/37 (a)	3,578,000	3,742,470
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	1,051,000	1,153,472
Intelsat Luxembourg S.A. 6.75%, due 6/1/18	475,000	474,703
Sprint Capital Corp.
6.875%, due 11/15/28	755,000	683,275
6.90%, due 5/1/19	475,000	489,169
8.75%, due 3/15/32	500,000	512,500
T-Mobile USA, Inc.
6.375%, due 3/1/25	500,000	513,495
6.731%, due 4/28/22	5,500,000	5,795,625
Telecom Italia Capital S.A. 7.721%, due 6/4/38	480,000	570,000

	Principal Amount	Value

Telecommunications (continued)
Telefonica Emisiones SAU
4.57%, due 4/27/23	$7,610,000	$8,302,031
5.462%, due 2/16/21	785,000	891,171
Verizon Communications, Inc.
3.45%, due 3/15/21	785,000	817,884
5.15%, due 9/15/23	9,680,000	10,925,361
6.55%, due 9/15/43	845,000	1,057,277
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	1,160,000	1,238,300

		37,166,733

Textiles 0.3%
Cintas Corp. No 2 2.85%, due 6/1/16	5,480,000	5,589,129

Toys, Games & Hobbies 0.3%
Hasbro, Inc.
5.10%, due 5/15/44	4,045,000	4,219,081
6.35%, due 3/15/40	1,500,000	1,729,642

		5,948,723

Trucking & Leasing 0.4%
Penske Truck Leasing Co., L.P. / PTL Finance Corp. 3.75%, due 5/11/17 (a)	7,330,000	7,640,308

Total Corporate Bonds (Cost $1,037,383,245)		1,055,384,601

Mortgage-Backed Securities 2.3%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.3%
Banc of America Commercial Mortgage Trust Series 2007-2, Class A4 5.613%, due 4/10/49 (g)	2,560,000	2,703,291
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.411%, due 12/25/36 (a)(b)	113,351	102,639
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW16, Class A4 5.706%, due 6/11/40 (g)	2,270,000	2,445,512
CD 2006-CD3 Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	2,601,952	2,711,403
CFCRE Commercial Mortgage Trust Series 2011-C1, Class A2 3.759%, due 4/15/44 (a)	1,245,360	1,263,921
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.144%, due 12/10/49 (g)	1,196,552	1,304,143

18	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Commercial Mortgage Loan Trust Series 2008-LS1, Class A4B 6.038%, due 12/10/49 (g)	$4,526,485	$4,818,362
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	2,470,000	2,819,678
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class A5 5.224%, due 4/10/37 (g)	2,457,851	2,464,999
GS Mortgage Securities Corp. II
Series 2006-GG6, Class A4 5.553%, due 4/10/38 (b)	2,919,880	2,955,108
Series 2007-GG10, Class A4 5.975%, due 8/10/45 (g)	2,780,814	2,993,282
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2007-LDPX, Class A3 5.42%, due 1/15/49	3,331,054	3,522,160
Series 2007-CB18, Class A4 5.44%, due 6/12/47	2,160,950	2,287,238
LB-UBS Commercial Mortgage Trust Series 2007-C6, Class A4 5.858%, due 7/15/40 (b)	1,547,424	1,621,502
Morgan Stanley Capital I, Trust Series 2007-IQ15, Class A4 5.907%, due 6/11/49 (g)	2,463,897	2,667,454
Timberstar Trust 1 Series 2006-1A, Class A 5.668%, due 10/15/36 (a)	160,000	168,852
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, Class A4 6.15%, due 2/15/51 (g)	3,041,769	3,214,103

		40,063,647

Residential Mortgage (Collateralized Mortgage Obligation) 0.0%‡
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.72%, due 2/25/42 (a)(b)(d)(e)	317,996	260,757

Total Mortgage-Backed Securities (Cost $37,107,271)		40,324,404

U.S. Government & Federal Agencies 31.9%
Fannie Mae (Collateralized Mortgage Obligation) 0.0%‡
Series 1991-66, Class J 8.125%, due 6/25/21	247	275

	Principal Amount	Value

Federal Home Loan Bank 0.8%
1.50%, due 2/28/17	$13,370,000	$13,415,217

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 7.7%
2.375%, due 6/1/35 (b)	115,439	123,260
3.00%, due 6/1/43	8,938,339	9,096,993
3.00%, due 4/1/45	8,370,000	8,509,152
3.50%, due 12/1/41	9,092,125	9,532,617
3.50%, due 5/1/42	8,578,780	8,992,404
3.50%, due 2/1/43	5,773,709	6,051,788
3.50%, due 5/1/43	3,500,778	3,675,135
3.50%, due 5/1/44	11,650,508	12,289,940
4.00%, due 8/1/31	2,623,444	2,825,528
4.00%, due 1/1/41	2,896,857	3,163,044
4.00%, due 2/1/41	5,448,146	5,893,201
4.00%, due 4/1/41	1,475,023	1,593,850
4.00%, due 1/1/42	16,933,663	18,392,300
4.00%, due 6/1/42	6,214,848	6,764,863
4.00%, due 8/1/44	10,200,148	11,077,904
4.50%, due 9/1/39	423,228	473,236
4.50%, due 1/1/40	3,123,164	3,466,472
4.50%, due 12/1/40	2,112,119	2,362,439
4.50%, due 5/1/41	2,068,033	2,279,181
4.50%, due 6/1/41	9,427,299	10,428,537
4.50%, due 8/1/41	4,423,305	4,858,949
5.00%, due 8/1/33	266,731	299,968
5.50%, due 1/1/21	94,548	102,565
5.50%, due 2/1/33	90,703	102,228
5.50%, due 7/1/34	272,117	309,271
5.50%, due 4/1/37	15,444	17,443
5.50%, due 5/1/37	9,932	11,209
5.50%, due 7/1/37	50,515	57,006
5.50%, due 1/1/38	82,784	95,235
6.00%, due 2/1/27	62,329	70,882
6.00%, due 3/1/36	93,318	107,303
6.50%, due 4/1/37	146,626	168,438

		133,192,341

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 13.4%
3.00%, due 4/1/43	14,082,816	14,366,324
3.50%, due 2/1/41	8,414,584	8,834,173
3.50%, due 3/1/41	769,679	808,043
3.50%, due 11/1/41	13,729,488	14,426,669
3.50%, due 1/1/42	2,206,097	2,340,065
3.50%, due 3/1/42	7,656,047	8,039,613
3.50%, due 10/1/42	3,858,065	4,073,446
3.50%, due 2/1/43	3,707,245	3,920,880
3.50%, due 3/1/43	6,862,982	7,246,902
3.50%, due 5/1/43	3,486,847	3,658,133
3.50%, due 6/1/43	1,031,299	1,088,955
4.00%, due 9/1/31	2,038,472	2,199,188

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
♦Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 11/1/40	$1,398,118	$1,528,260
4.00%, due 1/1/41	3,908,832	4,261,009
4.00%, due 2/1/41	20,595,663	22,111,311
4.00%, due 3/1/41	3,751,076	4,100,886
4.00%, due 10/1/41	4,788,464	5,234,712
4.00%, due 1/1/42	8,950,559	9,686,461
4.00%, due 2/1/42	2,919,822	3,131,113
4.00%, due 3/1/42	12,369,964	13,437,938
4.00%, due 7/1/42	2,651,602	2,869,996
4.00%, due 9/1/42	5,052,720	5,510,099
4.00%, due 9/1/44	7,718,428	8,252,213
4.50%, due 4/1/18	29,397	30,756
4.50%, due 7/1/18	165,806	173,471
4.50%, due 11/1/18	207,583	217,179
4.50%, due 6/1/23	242,980	260,008
4.50%, due 6/1/39	14,595,077	16,020,605
4.50%, due 8/1/39	4,862,627	5,388,886
4.50%, due 9/1/39	5,281,652	5,774,505
4.50%, due 1/1/40	789,125	861,074
4.50%, due 8/1/40	1,609,673	1,756,790
4.50%, due 9/1/40	9,920,555	10,895,841
4.50%, due 12/1/40	10,056,697	11,070,374
4.50%, due 7/1/41	4,520,694	5,005,176
4.50%, due 8/1/41	2,535,678	2,806,586
4.50%, due 8/1/42	2,640,063	2,907,032
5.00%, due 9/1/17	55,246	58,035
5.00%, due 9/1/20	41,909	44,995
5.00%, due 10/1/20	86,345	93,225
5.00%, due 12/1/20	136,658	147,265
5.00%, due 7/1/33	554,389	620,233
5.00%, due 10/1/33	223,679	251,433
5.00%, due 5/1/35	1,270,915	1,418,422
5.00%, due 6/1/35	2,259,546	2,528,840
5.00%, due 7/1/35	229,110	255,369
5.00%, due 1/1/36	262,088	292,060
5.00%, due 2/1/36	1,976,503	2,203,584
5.00%, due 5/1/36	722,390	805,402
5.00%, due 9/1/36	192,347	214,389
5.50%, due 2/1/17	29,294	30,715
5.50%, due 6/1/21	159,218	171,789
5.50%, due 6/1/33	1,233,372	1,403,290
5.50%, due 11/1/33	195,401	222,284
5.50%, due 12/1/33	146,929	167,168
5.50%, due 4/1/34	524,263	596,693
5.50%, due 5/1/34	700,300	797,142
5.50%, due 6/1/34	182,791	208,126
5.50%, due 3/1/35	258,955	294,326
5.50%, due 4/1/36	487,653	551,390

	Principal Amount	Value

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.50%, due 12/1/36	$128,075	$144,964
5.50%, due 1/1/37	569,740	657,526
5.50%, due 4/1/37	356,994	403,610
5.50%, due 7/1/37	563,709	650,787
5.50%, due 8/1/37	169,117	191,746
5.50%, due 9/1/37	4,083	4,616
6.00%, due 8/1/17	7,640	7,902
6.00%, due 1/1/33	77,822	89,584
6.00%, due 3/1/33	69,051	79,132
6.00%, due 8/1/34	3,243	3,731
6.00%, due 9/1/35	200,763	231,989
6.00%, due 6/1/36	83,619	95,666
6.00%, due 12/1/36	149,751	172,820
6.00%, due 4/1/37	67,057	74,237
6.00%, due 9/1/37	24,558	28,105
6.00%, due 10/1/37	251,688	278,631
6.00%, due 11/1/37	19,741	22,528
6.00%, due 1/1/38	2,951	3,377
6.00%, due 11/1/38	157,372	179,592
6.50%, due 6/1/31	27,626	31,831
6.50%, due 8/1/31	14,992	17,274
6.50%, due 10/1/31	12,804	15,196
6.50%, due 6/1/32	33,292	38,359
6.50%, due 6/1/36	8,117	9,853
6.50%, due 7/1/36	21,881	26,085
6.50%, due 8/1/36	2,224	2,587
6.50%, due 11/1/36	94,061	109,249
6.50%, due 2/1/37	35,048	41,891
6.50%, due 7/1/37	7,201	8,297
6.50%, due 8/1/37	26,034	29,997
6.50%, due 9/1/37	88,029	102,368
6.50%, due 3/1/38	111,367	128,317

		231,552,694

Freddie Mac (Collateralized Mortgage Obligations) 0.0%‡
Series 2690, Class PG 5.00%, due 4/15/32	77,523	77,991

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.7%
4.00%, due 11/20/40	635,190	683,820
4.00%, due 12/20/44	9,548,335	10,237,835
6.00%, due 2/15/29	15,063	17,318
6.00%, due 4/15/29	78,313	91,186
6.00%, due 8/15/32	157,405	183,263
6.50%, due 7/15/28	20,534	24,113
6.50%, due 5/15/29	10,979	13,013

		11,250,548

20	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
♦United States Treasury Bonds 4.3%
2.875%, due 5/15/43	$25,641,000	$26,271,999
3.00%, due 11/15/44	32,555,000	34,256,520
3.125%, due 8/15/44	7,075,000	7,619,442
5.375%, due 2/15/31	2,525,000	3,521,587
6.25%, due 5/15/30	1,240,000	1,852,832

		73,522,380

♦United States Treasury Notes 5.0%
1.00%, due 11/30/19	6,260,000	6,153,874
1.25%, due 10/31/18	2,395,000	2,406,975
1.25%, due 1/31/20	36,850,000	36,570,751
1.375%, due 9/30/18	1,700,000	1,717,000
2.00%, due 8/31/21	6,000,000	6,097,032
2.25%, due 11/15/24	8,000,000	8,148,128
2.50%, due 5/15/24	23,795,000	24,774,688

		85,868,448

United States Treasury Strip Principal 0.0%‡
(zero coupon), due 8/15/23	820,000	694,452

Total U.S. Government & Federal Agencies (Cost $537,683,024)		549,574,346

Total Long-Term Bonds (Cost $1,612,848,356)		1,646,033,586

	Shares
Common Stock 0.0%‡
Media 0.0%‡
ION Media Networks, Inc. (d)(e)(f)	2	757

Total Common Stock (Cost $4)		757

	Principal Amount	Value

Short-Term Investment 3.6%
Repurchase Agreement 3.6%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $61,257,385 (Collateralized by a United States Treasury Note security with a rate of 1.00% and a maturity date of 5/31/18, with a Principal Amount of $62,095,000 and a Market Value of $62,485,019)	$61,257,385	$61,257,385

Total Short-Term Investment (Cost $61,257,385)		61,257,385

Total Investments (Cost $1,674,105,745) (h)	99.1%	1,707,291,728
Other Assets, Less Liabilities	0.9	16,271,062
Net Assets	100.0%	$1,723,562,790

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2015.

(c)	Issue in default.

(d)	Illiquid security—As of April 30, 2015, the total market value of these securities was $308,764, which represented less than one-tenth of a percent of the Fund’s net assets.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2015, the total market value of these securities was $390,958, which represented less than one-tenth of a percent of the Fund’s net assets.

(f)	Restricted security.

(g)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2015.

(h)	As of April 30, 2015, cost was $1,674,147,467 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$47,513,436
Gross unrealized depreciation	(14,369,175)

Net unrealized appreciation	$33,144,261

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

As of April 30, 2015, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Pound Sterling vs. U.S. Dollar	5/7/15	JPMorgan Chase Bank	GBP	5,587,000	$8,630,239	$(54,340)

Foreign Currency Sale Contracts			Contract Amount Sold		Contract Amount Purchased
Pound Sterling vs. U.S. Dollar	5/7/15	JPMorgan Chase Bank	GBP	5,587,000	8,580,179	4,280
Pound Sterling vs. U.S. Dollar	7/16/15	JPMorgan Chase Bank		5,671,000	8,755,797	55,144
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$5,084

As of April 30, 2015, the Fund held the following Futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
United States Treasury Bond Ultra Long	173	June 2015	$28,458,500	$29,053
2-Year United States Treasury Note	(2,012)	June 2015	(441,162,440)	(1,963,250)
5-Year United States Treasury Note	(741)	June 2015	(89,018,414)	(932,263)
10-Year United States Treasury Note	(789)	June 2015	(101,287,875)	(1,312,598)
			$(603,010,229)	$(4,179,058)

1.	As of April 30, 2015, cash in the amount of $2,631,775 was on deposit with brokers for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2015.

The following abbreviations are used in the preceding pages:

GBP—British Pound Sterling

MTN—Medium Term Note

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Security	$—	$750,235	$—	$750,235
Corporate Bonds (b)	—	1,055,255,157	129,444	1,055,384,601
Mortgage-Backed Securities (c)	—	40,063,647	260,757	40,324,404
U.S. Government & Federal Agencies	—	549,574,346	—	549,574,346

Total Long-Term Bonds	—	1,645,643,385	390,201	1,646,033,586

Common Stock (d)	—	—	757	757
Short-Term Investment
Repurchase Agreement	—	61,257,385	—	61,257,385

Total Investments in Securities	—	1,706,900,770	390,958	1,707,291,728

Other Financial Instruments
Foreign Currency Forward Contracts (e)	—	59,424	—	59,424
Futures Contracts Long (e)	29,053	—	—	29,053

Total Other Financial Instruments	29,053	59,424	—	88,477

Total Investments in Securities and Other Financial Instruments	$29,053	$1,706,960,194	$390,958	$1,707,380,205

22	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (e)	$—	$(54,340)	$—	$(54,340)
Futures Contracts Short (e)	(4,208,111)	—	—	(4,208,111)

Total Other Financial Instruments	$(4,208,111)	$(54,340)	$—	$(4,262,451)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $47,250 and $82,194 are held in Oil & Gas and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $260,757 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 security valued at $757 is held in Media within the Common Stock section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Purchases	Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2015 (a)
Long-Term Bonds
Corporate Bonds Oil & Gas	$—	$—	$—	$47,250	(b)	$—	$—		$—	$—	$47,250	$47,250
Retail	84,641	(52)	(53)	174		—	(2,516)		—	—	82,194	434
Mortgage-Backed Securities
Residential Mortgage (Collateralized Mortgage Obligation)	269,328	—	—	10,093		—	(18,664	) (c)	—	—	260,757	6,360
Common Stock
Media	757	—	—	—		—	—		—	—	757	—

Total	$354,726	$(52)	$(53)	$57,517		$—	$(21,180)		$—	$—	$390,958	$54,044

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Security received through litigation.

(c)	Sales include principal reductions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,674,105,745)	$1,707,291,728
Cash collateral on deposit at broker	2,631,775
Cash denominated in foreign currencies (identified cost $242,004)	244,057
Cash	134,125
Receivables:
Dividends and interest	15,822,506
Fund shares sold	7,949,617
Variation margin on futures contracts	300,146
Investment securities sold	3,687
Other assets	284,881
Unrealized appreciation on foreign currency forward contracts	59,424

Total assets	1,734,721,946

Liabilities
Payables:
Investment securities purchased	8,579,773
Fund shares redeemed	1,393,849
Manager (See Note 3)	391,497
NYLIFE Distributors (See Note 3)	147,903
Professional fees	24,656
Custodian	9,536
Accrued expenses	2,013
Dividend payable	555,589
Unrealized depreciation on foreign currency forward contracts	54,340

Total liabilities	11,159,156

Net assets	$1,723,562,790

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$160,332
Additional paid-in capital	1,699,717,231

1,699,877,563
Distributions in excess of net investment income	(19,557)
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(5,310,937)
Net unrealized appreciation (depreciation) on investments and futures contracts	29,006,925
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	8,796

Net assets	$1,723,562,790

Class A
Net assets applicable to outstanding shares	$578,066,253

Shares of beneficial interest outstanding	53,798,253

Net asset value per share outstanding	$10.75
Maximum sales charge (4.50% of offering price)	0.51

Maximum offering price per share outstanding	$11.26

Investor Class
Net assets applicable to outstanding shares	$8,138,912

Shares of beneficial interest outstanding	753,332

Net asset value per share outstanding	$10.80
Maximum sales charge (4.50% of offering price)	0.51

Maximum offering price per share outstanding	$11.31

Class B
Net assets applicable to outstanding shares	$6,754,777

Shares of beneficial interest outstanding	627,839

Net asset value and offering price per share outstanding	$10.76

Class C
Net assets applicable to outstanding shares	$27,030,713

Shares of beneficial interest outstanding	2,509,536

Net asset value and offering price per share outstanding	$10.77

Class I
Net assets applicable to outstanding shares	$1,098,094,734

Shares of beneficial interest outstanding	102,133,390

Net asset value and offering price per share outstanding	$10.75

Class R1
Net assets applicable to outstanding shares	$4,121,814

Shares of beneficial interest outstanding	383,449

Net asset value and offering price per share outstanding	$10.75

Class R2
Net assets applicable to outstanding shares	$1,329,239

Shares of beneficial interest outstanding	123,765

Net asset value and offering price per share outstanding	$10.74

Class R6
Net assets applicable to outstanding shares	$26,348

Shares of beneficial interest outstanding	2,451

Net asset value and offering price per share outstanding	$10.75

24	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Interest	$28,453,765
Dividends	283

Total income	28,454,048

Expenses
Manager (See Note 3)	4,168,837
Transfer agent (See Note 3)	1,411,998
Distribution/Service—Class A (See Note 3)	587,083
Distribution/Service—Investor Class (See Note 3)	9,682
Distribution/Service—Class B (See Note 3)	34,041
Distribution/Service—Class C (See Note 3)	136,119
Distribution/Service—Class R2 (See Note 3)	34
Registration	90,106
Professional fees	49,137
Shareholder communication	26,869
Custodian	22,862
Trustees	10,938
Shareholder service (See Note 3)	1,997
Miscellaneous	18,721

Total expenses before waiver/reimbursement	6,568,424
Expense waiver/reimbursement from Manager (See Note 3)	(921,825)

Net expenses	5,646,599

Net investment income (loss)	22,807,449

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(586,388)
Futures transactions	(2,789,274)
Foreign currency transactions	415,475

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(2,960,187)

Net change in unrealized appreciation (depreciation) on:
Investments	1,371,206
Futures contracts	(2,762,346)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(84,765)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(1,475,905)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	(4,436,092)

Net increase (decrease) in net assets resulting from operations	$18,371,357

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$22,807,449	$28,701,572
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(2,960,187)	(2,289,602)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(1,475,905)	11,445,744

Net increase (decrease) in net assets resulting from operations	18,371,357	37,857,714

Dividends and distributions to shareholders:
From net investment income:
Class A	(6,529,625)	(2,261,973)
Investor Class	(104,097)	(225,484)
Class B	(65,498)	(161,780)
Class C	(259,247)	(563,667)
Class I	(15,782,031)	(25,557,883)
Class R1	(60,935)	(959)
Class R2	(365)	(809)
Class R6	(267)	—

	(22,802,065)	(28,772,555)

From net realized gain on investments:
Class A	(1,274,521)	(37,168)
Investor Class	(29,982)	(5,320)
Class B	(26,068)	(4,959)
Class C	(104,212)	(17,927)
Class I	(3,755,344)	(477,982)
Class R1	(15,833)	(17)
Class R2	(104)	(17)

	(5,206,064)	(543,390)

Total dividends and distributions to shareholders	(28,008,129)	(29,315,945)

Capital share transactions:
Net proceeds from sale of shares	656,602,720	543,467,001
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	25,229,024	28,808,224
Cost of shares redeemed	(166,931,668)	(228,458,339)

Increase (decrease) in net assets derived from capital share transactions	514,900,076	343,816,886

Net increase (decrease) in net assets	505,263,304	352,358,655

	2015	2014
Net Assets
Beginning of period	1,218,299,486	865,940,831

End of period	$1,723,562,790	$1,218,299,486

Distributions in excess of net investment income at end of period	$(19,557)	$(24,941)

26	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014		2013		2012		2011		2010
Net asset value at beginning of period	$10.82		$10.71		$11.14		$10.85		$10.89		$10.32

Net investment income (loss)	0.15		0.34		0.34		0.35		0.39		0.36
Net realized and unrealized gain (loss) on investments	(0.03)		0.12		(0.39)		0.50		0.09		0.61
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00	‡	(0.00	)‡	—		—		(0.01)

Total from investment operations	0.12		0.46		(0.05)		0.85		0.48		0.96

Less dividends and distributions:
From net investment income	(0.15)		(0.34)		(0.35)		(0.36)		(0.44)		(0.37)
From net realized gain on investments	(0.04)		(0.01)		(0.03)		(0.20)		(0.08)		(0.02)

Total dividends and distributions	(0.19)		(0.35)		(0.38)		(0.56)		(0.52)		(0.39)

Net asset value at end of period	$10.75		$10.82		$10.71		$11.14		$10.85		$10.89

Total investment return (a)	1.10	%(b)	4.33%		(0.45%)		8.20%		4.63%		9.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.75	%††	3.11%		3.11%		3.27%		3.62%		3.47%
Net expenses	0.95	%††	0.86%		0.89%		0.89%		0.93%		0.96%
Expenses (before waiver/reimbursement)	1.01	%††	0.96%		0.97%		0.98%		1.03%		1.06%
Portfolio turnover rate	11%		26	%(c)	65	% (c)	65	%(c)	104	%(c)	185	%(c)
Net assets at end of period (in 000’s)	$578,066		$324,814		$58,425		$66,161		$47,432		$35,837

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45%, 38%, 65% and 79% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014		2013		2012		2011		2010
Net asset value at beginning of period	$10.88		$10.77		$11.20		$10.90		$10.94		$10.37

Net investment income (loss)	0.14		0.34		0.33		0.34		0.38		0.35
Net realized and unrealized gain (loss) on investments	(0.04)		0.11		(0.40)		0.51		0.09		0.61
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00	‡	(0.00	)‡	—		—		(0.01)

Total from investment operations	0.10		0.45		(0.07)		0.85		0.47		0.95

Less dividends and distributions:
From net investment income	(0.14)		(0.33)		(0.33)		(0.35)		(0.43)		(0.36)
From net realized gain on investments	(0.04)		(0.01)		(0.03)		(0.20)		(0.08)		(0.02)

Total dividends and distributions	(0.18)		(0.34)		(0.36)		(0.55)		(0.51)		(0.38)

Net asset value at end of period	$10.80		$10.88		$10.77		$11.20		$10.90		$10.94

Total investment return (a)	0.98	%(b)	4.16%		(0.57%)		8.14%		4.51%		9.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.71	%††	3.03%		3.00%		3.16%		3.55%		3.38%
Net expenses	0.99	%††	1.01%		1.00%		1.00%		1.03%		1.07%
Expenses (before waiver/reimbursement)	1.04	%††	1.10%		1.09%		1.09%		1.13%		1.17%
Portfolio turnover rate	11%		26	%(c)	65	% (c)	65	%(c)	104	%(c)	185	%(c)
Net assets at end of period (in 000’s)	$8,139		$7,590		$8,352		$8,670		$6,013		$4,608

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45%, 38%, 65% and 79% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2015*		2014		2013		2012		2011		2010
Net asset value at beginning of period	$10.84		$10.72		$11.15		$10.86		$10.90		$10.33

Net investment income (loss)	0.10		0.25		0.25		0.26		0.30		0.27
Net realized and unrealized gain (loss) on investments	(0.04)		0.12		(0.40)		0.50		0.09		0.61
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00	‡	(0.00	)‡	—		—		(0.01)

Total from investment operations	0.06		0.37		(0.15)		0.76		0.39		0.87

Less dividends and distributions:
From net investment income	(0.10)		(0.24)		(0.25)		(0.27)		(0.35)		(0.28)
From net realized gain on investments	(0.04)		(0.01)		(0.03)		(0.20)		(0.08)		(0.02)

Total dividends and distributions	(0.14)		(0.25)		(0.28)		(0.47)		(0.43)		(0.30)

Net asset value at end of period	$10.76		$10.84		$10.72		$11.15		$10.86		$10.90

Total investment return (a)	0.61	%(b)	3.50%		(1.33%)		7.27%		3.74%		8.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.97	%††	2.28%		2.24%		2.41%		2.81%		2.62%
Net expenses	1.73	%††	1.76%		1.75%		1.75%		1.78%		1.81%
Expenses (before waiver/reimbursement)	1.79	%††	1.85%		1.84%		1.84%		1.88%		1.91%
Portfolio turnover rate	11%		26	%(c)	65	% (c)	65	%(c)	104	%(c)	185	%(c)
Net assets at end of period (in 000’s)	$6,755		$6,794		$7,896		$10,129		$7,815		$7,797

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45%, 38%, 65% and 79% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.

	Six months ended April 30,		Year ended October 31,
Class C	2015*		2014		2013		2012		2011		2010
Net asset value at beginning of period	$10.85		$10.73		$11.17		$10.87		$10.91		$10.34

Net investment income (loss)	0.10		0.25		0.25		0.26		0.30		0.27
Net realized and unrealized gain (loss) on investments	(0.04)		0.12		(0.41)		0.51		0.09		0.61
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00	‡	(0.00	)‡	—		—		(0.01)

Total from investment operations	0.06		0.37		(0.16)		0.77		0.39		0.87

Less dividends and distributions:
From net investment income	(0.10)		(0.24)		(0.25)		(0.27)		(0.35)		(0.28)
From net realized gain on investments	(0.04)		(0.01)		(0.03)		(0.20)		(0.08)		(0.02)

Total dividends and distributions	(0.14)		(0.25)		(0.28)		(0.47)		(0.43)		(0.30)

Net asset value at end of period	$10.77		$10.85		$10.73		$11.17		$10.87		$10.91

Total investment return (a)	0.61	%(b)	3.49%		(1.42%)		7.36%		3.74%		8.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.96	%††	2.28%		2.24%		2.41%		2.80%		2.63%
Net expenses	1.73	%††	1.76%		1.75%		1.75%		1.78%		1.81%
Expenses (before waiver/reimbursement)	1.79	%††	1.85%		1.84%		1.84%		1.88%		1.91%
Portfolio turnover rate	11%		26	%(c)	65	% (c)	65	%(c)	104	%(c)	185	%(c)
Net assets at end of period (in 000’s)	$27,031		$26,485		$28,683		$39,141		$27,052		$22,850

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45%, 38%, 65% and 79% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.

28	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014		2013		2012		2011		2010
Net asset value at beginning of period	$10.83		$10.72		$11.15		$10.85		$10.89		$10.32

Net investment income (loss)	0.16		0.37		0.38		0.38		0.43		0.41
Net realized and unrealized gain (loss) on investments	(0.04)		0.12		(0.40)		0.51		0.09		0.60
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00	‡	(0.00	)‡	—		—		(0.01)

Total from investment operations	0.12		0.49		(0.02)		0.89		0.52		1.00

Less dividends and distributions:
From net investment income	(0.16)		(0.37)		(0.38)		(0.39)		(0.48)		(0.41)
From net realized gain on investments	(0.04)		(0.01)		(0.03)		(0.20)		(0.08)		(0.02)

Total dividends and distributions	(0.20)		(0.38)		(0.41)		(0.59)		(0.56)		(0.43)

Net asset value at end of period	$10.75		$10.83		$10.72		$11.15		$10.85		$10.89

Total investment return (a)	1.18	%(b)	4.60%		(0.17%)		8.61%		4.97%		9.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.11	%††	3.43%		3.41%		3.55%		3.98%		3.84%
Net expenses	0.60	%††	0.60%		0.60%		0.60%		0.60%		0.59%
Expenses (before waiver/reimbursement)	0.75	%††	0.71%		0.72%		0.73%		0.78%		0.81%
Portfolio turnover rate	11%		26	%(c)	65	% (c)	65	%(c)	104	%(c)	185	%(c)
Net assets at end of period (in 000’s)	$1,098,095		$852,556		$762,533		$756,608		$533,433		$486,383

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 23%, 45%, 38%, 65% and 79% for the years ended October 31, 2014, 2013, 2012, 2011 and 2010, respectively.

	Six months ended April 30,		Year ended October 31,				June 29, 2012** through October 31,
Class R1	2015*		2014		2013		2012
Net asset value at beginning of period	$10.83		$10.72		$11.15		$10.87

Net investment income (loss)	0.16		0.36		0.36		0.12
Net realized and unrealized gain (loss) on investments	(0.04)		0.12		(0.39)		0.28
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00	‡	(0.00	)‡	—

Total from investment operations	0.12		0.48		(0.03)		0.40

Less dividends and distributions:
From net investment income	(0.16)		(0.36)		(0.37)		(0.12)
From net realized gain on investments	(0.04)		(0.01)		(0.03)		—

Total dividends and distributions	(0.20)		(0.37)		(0.40)		(0.12)

Net asset value at end of period	$10.75		$10.83		$10.72		$11.15

Total investment return (a)	1.13	%(b)	4.49%		(0.27%)		3.70	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.01	%††	3.31%		3.30%		3.36	%††
Net expenses	0.70	%††	0.70%		0.70%		0.73	%††
Expenses (before waiver/reimbursement)	0.85	%††	0.81%		0.82%		0.82	%††
Portfolio turnover rate	11%		26	%(c)	65	% (c)	65	%(c)
Net assets at end of period (in 000’s)	$4,122		$34		$26		$26

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rate not including mortgage dollar roll were 23%, 45% and 38% for the years ended October 31, 2014, 2013 and the period ended October 31, 2012, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,				June 29, 2012** through October 31,
Class R2	2015*		2014		2013		2012
Net asset value at beginning of period	$10.82		$10.71		$11.14		$10.86

Net investment income (loss)	0.15		0.34		0.33		0.11
Net realized and unrealized gain (loss) on investments	(0.04)		0.11		(0.39)		0.28
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00	‡	(0.00	)‡	—

Total from investment operations	0.11		0.45		(0.06)		0.39

Less dividends and distributions:
From net investment income	(0.15)		(0.33)		(0.34)		(0.11)
From net realized gain on investments	(0.04)		(0.01)		(0.03)		—

Total dividends and distributions	(0.19)		(0.34)		(0.37)		(0.11)

Net asset value at end of period	$10.74		$10.82		$10.71		$11.14

Total investment return (a)	1.01	%(b)	4.24%		(0.52%)		3.62	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.75	%††	3.09%		3.04%		3.10	%††
Net expenses	0.95	%††	0.95%		0.95%		0.98	%††
Expenses (before waiver/reimbursement)	1.09	%††	1.06%		1.07%		1.07	%††
Portfolio turnover rate	11%		26	%(c)	65	% (c)	65	%(c)
Net assets at end of period (in 000’s)	$1,329		$27		$26		$26

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rate not including mortgage dollar roll were 23%, 45% and 38% for the years ended October 31, 2014, 2013 and the period ended October 31, 2012, respectively.

Class R6	December 29, 2014* through April 30, 2015**
Net asset value at beginning of period	$10.71

Net investment income (loss)	0.11
Net realized and unrealized gain (loss) on investments	0.04

Total from investment operations	0.15

Less dividends:
From net investment income	(0.11)

Net asset value at end of period	$10.75

Total investment return (a) (b)	1.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.09	%††
Net expenses	0.52	%††
Expenses (before waiver/reimbursement)	0.58	%††
Portfolio turnover rate	11%
Net assets at end of period (in 000’s)	$26

*	Commencement of operations.
**	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges.
(b)	Total investment return is not annualized.

30	MainStay Total Return Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Total Return Bond Fund (formerly known as MainStay Intermediate Term Bond) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay Intermediate Term Bond Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers eight classes of shares. Class I shares commenced operations on January 2, 1991. Class A, Class B, and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R1 and Class R2 shares commenced operations on June 29, 2012. Class R6 shares commenced operations on December 29, 2014. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1 and Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification

Topic 946 Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data

31

Notes to Financial Statements (Unaudited) (continued)

obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund held securities with a value of $390,958 that were fair valued.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of

32	MainStay Total Return Bond Fund

an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than short-term securities for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call.

Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term securities. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate,

33

Notes to Financial Statements (Unaudited) (continued)

security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2015, the Fund did not hold any rights or warrants.

(K)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the security returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set

34	MainStay Total Return Bond Fund

forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(M)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(N)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(O)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. In order to keep the Fund nearly fully invested, while maintaining a short duration posture, the Fund executed a duration tilt with U.S. Treasury futures. The Fund invested in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$29,053	$29,053
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	59,424	—	59,424

Total Fair Value		$59,424	$29,053	$88,477

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$(4,208,111)	$(4,208,111)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(54,340)	—	(54,340)

Total Fair Value		$(54,340)	$(4,208,111)	$(4,262,451)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

35

Notes to Financial Statements (Unaudited) (continued)

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(2,789,274)	$(2,789,274)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	448,438	—	448,438

Total Realized Gain (Loss)		$448,438	$(2,789,274)	$(2,340,836)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(2,762,346)	$(2,762,346)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(183,686)	—	(183,686)

Total Change in Unrealized Appreciation (Depreciation)		$(183,686)	$(2,762,346)	$(2,946,032)

Average Notional Amount

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$—	$29,052,287	$29,052,287
Futures Contracts Short	$—	$(630,868,699)	$(630,868,699)
Forward Contracts Long	$6,627,259	$—	$6,627,259
Forward Contracts Short	$(13,650,759)	$—	$(13,650,759)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory

Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, which came into effect on February 28, 2015, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $1 billion and 0.475% in excess of $1 billion. Prior to February 28, 2015, the Fund paid the Manager a monthly fee at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.575% from $500 million to $1 billion; and 0.55% in excess of $1 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.54% for the six-month period ended April 30, 2015.

Prior to February 28, 2015, New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.60% up to $500 million; 0.50% from $500 million to $1 billion; and 0.475% in excess of $1 billion.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.60% of its average daily net assets. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

36	MainStay Total Return Bond Fund

In addition, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that the Total Annual fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R1 and Class R2 shares of the Fund do not exceed 0.70% and 0.95%, respectively, of the Fund’s average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $4,168,837 and waived its fees and/or reimbursed expenses in the amount of $921,825.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1 and Class R2 shares. For its services, the Manager is entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1 and Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2015, shareholder service fees incurred by the Fund were as follows:

Class R1	$1,985
Class R2	12

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $12,842 and $4,031, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $675, $1,851 and $2,138, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$432,928
Investor Class	8,303
Class B	7,295
Class C	29,148
Class I	930,702
Class R1	3,598
Class R2	24

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R2	$27,070	2.0%
Class R6	25,282	96.0

Note 4–Federal Income Tax

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$28,772,555
Long-Term Capital Gain	543,390
Total	$29,315,945

37

Notes to Financial Statements (Unaudited) (continued)

Note 5–Restricted Securities

As of April 30, 2015, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	4/30/15 Value	Percent of Net Assets
Chesapeake Energy Corp. (Escrow Claim Shares) Corporate Bond 6.775%, due 3/15/19	11/26/14	$225,000	$—	$47,250	0.0	%‡
ION Media Networks, Inc. Common Stock	3/12/10	2	4	757	0.0	‡
Total			$4	$48,007	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of U.S. government securities were $337,944 and $120,188, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $391,064 and $44,014 respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	27,775,394	$299,487,805
Shares issued to shareholders in reinvestment of dividends and distributions	485,661	5,218,431
Shares redeemed	(4,481,869)	(48,370,765)

Net increase (decrease) in shares outstanding before conversion	23,779,186	256,335,471
Shares converted into Class A (See Note 1)	24,371	262,056
Shares converted from Class A (See Note 1)	(11,618)	(125,247)

Net increase (decrease)	23,791,939	$256,472,280

Year ended October 31, 2014:
Shares sold	26,298,565	$284,927,436
Shares issued to shareholders in reinvestment of dividends and distributions	188,500	2,033,964
Shares redeemed	(1,957,410)	(21,119,626)

Net increase (decrease) in shares outstanding before conversion	24,529,655	265,841,774
Shares converted into Class A (See Note 1)	45,614	492,411
Shares converted from Class A (See Note 1)	(24,207)	(261,793)

Net increase (decrease)	24,551,062	$266,072,392

38	MainStay Total Return Bond Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	114,993	$1,248,034
Shares issued to shareholders in reinvestment of dividends and distributions	12,270	132,532
Shares redeemed	(75,941)	(824,048)

Net increase (decrease) in shares outstanding before conversion	51,322	556,518
Shares converted into Investor Class (See Note 1)	22,790	246,724
Shares converted from Investor Class (See Note 1)	(18,144)	(196,224)

Net increase (decrease)	55,968	$607,018

Year ended October 31, 2014:
Shares sold	111,485	$1,210,815
Shares issued to shareholders in reinvestment of dividends and distributions	21,007	227,624
Shares redeemed	(223,109)	(2,414,298)

Net increase (decrease) in shares outstanding before conversion	(90,617)	(975,859)
Shares converted into Investor Class (See Note 1)	46,925	508,700
Shares converted from Investor Class (See Note 1)	(34,806)	(377,500)

Net increase (decrease)	(78,498)	$(844,659)

Class B	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	82,193	$887,967
Shares issued to shareholders in reinvestment of dividends and distributions	7,399	79,549
Shares redeemed	(71,120)	(768,511)

Net increase (decrease) in shares outstanding before conversion	18,472	199,005
Shares converted from Class B (See Note 1)	(17,408)	(187,309)

Net increase (decrease)	1,064	$11,696

Year ended October 31, 2014:
Shares sold	80,752	$874,861
Shares issued to shareholders in reinvestment of dividends and distributions	13,623	146,995
Shares redeemed	(170,474)	(1,838,325)

Net increase (decrease) in shares outstanding before conversion	(76,099)	(816,469)
Shares converted from Class B (See Note 1)	(33,542)	(361,818)

Net increase (decrease)	(109,641)	$(1,178,287)

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	617,414	$6,654,664
Shares issued to shareholders in reinvestment of dividends and distributions	26,963	290,138
Shares redeemed	(575,394)	(6,223,211)

Net increase (decrease)	68,983	$721,591

Year ended October 31, 2014:
Shares sold	858,862	$9,341,590
Shares issued to shareholders in reinvestment of dividends and distributions	42,904	463,357
Shares redeemed	(1,133,378)	(12,251,902)

Net increase (decrease)	(231,612)	$(2,446,955)

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	31,841,057	$342,513,598
Shares issued to shareholders in reinvestment of dividends and distributions	1,806,617	19,430,869
Shares redeemed	(10,215,342)	(110,295,601)

Net increase (decrease)	23,432,332	$251,648,866

Year ended October 31, 2014:
Shares sold	22,851,443	$247,105,681
Shares issued to shareholders in reinvestment of dividends and distributions	2,403,234	25,934,482
Shares redeemed	(17,714,355)	(190,834,175)

Net increase (decrease)	7,540,322	$82,205,988

Class R1	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	414,806	$4,482,552
Shares issued to shareholders in reinvestment of dividends and distributions	7,140	76,768
Shares redeemed	(41,604)	(449,532)

Net increase (decrease)	380,342	$4,109,788

Year ended October 31, 2014:
Shares sold	606	$6,618
Shares issued to shareholders in reinvestment of dividends and distributions	90	976
Shares redeemed	(1)	(13)

Net increase (decrease)	695	$7,581

Class R2	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	121,238	$1,302,100
Shares issued to shareholders in reinvestment of dividends and distributions	44	469

Net increase (decrease)	121,282	$1,302,569

Year ended October 31, 2014:
Shares issued to shareholders in reinvestment of dividends and distributions	77	$826

Net increase (decrease)	77	$826

Class R6	Shares	Amount
Period ended April 30, 2015 (a):
Shares sold	2,426	$26,000
Shares issued to shareholders in reinvestment of dividends and distributions	25	268

Net increase (decrease)	2,451	$26,268

(a)	Inception date was December 29, 2014.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Total Return Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit

Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and

40	MainStay Total Return Bond Fund

managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including

MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay

Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of

42	MainStay Total Return Bond Fund

smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

43

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

44	MainStay Total Return Bond Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1651403 MS139-15	MSTRB10-06/15 NL0B4

MainStay U.S. Equity Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information.

You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s

Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (6/29/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.98% 6.86	7.90 14.18%	14.63 15.94%	4.78 5.54%	2.48 2.48%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.96 6.83	7.81 14.09	14.41 15.71	4.58 5.34	2.73 2.73
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5.59 6.48	12.22 13.17	14.82 14.82	4.54 4.54	3.45 3.45
Class I Shares	No Sales Charge		6.95	14.49	16.22	5.78	2.27

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividends and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Russell 1000® Index[4]	4.75%	13.00%	14.47%	6.79%
Average Lipper Alternative Active Extension Fund[5]	3.87	12.24	13.47	5.52

4.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The average Lipper alternative active extension fund is representative of funds that combine long and short stock selection to invest in a diversified portfolio of U.S. large-cap equities, with a target net exposure of 100% long. Typical strategies vary between 110% long and 10% short to 160% long and 60% short. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay U.S. Equity Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay U.S. Equity Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,068.60	$12.26	$1,012.90	$11.93

Investor Class Shares	$1,000.00	$1,068.30	$12.77	$1,012.40	$12.42

Class C Shares	$1,000.00	$1,064.80	$16.59	$1,008.70	$16.14

Class I Shares	$1,000.00	$1,069.50	$10.93	$1,014.20	$10.64

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (2.39% for Class A, 2.49% for Investor Class, 3.24% for Class C and 2.13% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of April 30, 2015 (Unaudited)

Oil, Gas & Consumable Fuels	8.2%
Banks	7.3
Specialty Retail	5.7
Biotechnology	5.6
Internet Software & Services	5.4
Pharmaceuticals	5.4
Technology Hardware, Storage & Peripherals	5.2
Health Care Providers & Services	4.8
Hotels, Restaurants & Leisure	4.5
Food Products	4.0
Software	3.6
IT Services	3.5
Capital Markets	3.4
Media	3.4
Aerospace & Defense	3.2
Semiconductors & Semiconductor Equipment	3.1
Internet & Catalog Retail	2.8
Food & Staples Retailing	2.6
Chemicals	2.5
Communications Equipment	2.5
Health Care Equipment & Supplies	2.5
Diversified Financial Services	2.4
Road & Rail	2.3
Machinery	2.2
Insurance	2.1
Household Durables	2.0
Energy Equipment & Services	1.8
Real Estate Investment Trusts	1.8
Building Products	1.7
Airlines	1.5
Beverages	1.5

Diversified Telecommunication Services	1.5%
Electronic Equipment, Instruments & Components	1.3
Multiline Retail	1.3
Real Estate Management & Development	1.3
Automobiles	1.2
Metals & Mining	1.2
Professional Services	1.2
Auto Components	1.1
Wireless Telecommunication Services	1.1
Household Products	0.9
Paper & Forest Products	0.8
Air Freight & Logistics	0.7
Health Care Technology	0.7
Industrial Conglomerates	0.7
Life Sciences Tools & Services	0.7
Multi-Utilities	0.7
Textiles, Apparel & Luxury Goods	0.7
Electrical Equipment	0.6
Trading Companies & Distributors	0.6
Diversified Consumer Services	0.5
Electric Utilities	0.5
Marine	0.4
Commercial Services & Supplies	0.3
Exchange Traded Fund	0.2
Tobacco	0.0 ‡
Short-Term Investment	0.2
Other Assets, Less Liabilities	0.1
Investments Sold Short	–29.0

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2015 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Exxon Mobil Corp.

4.	Berkshire Hathaway, Inc. Class B

5.	Wells Fargo & Co.
6.	JPMorgan Chase & Co.

7.	Johnson & Johnson

8.	Chevron Corp.

9.	Gilead Sciences, Inc.

10.	Comcast Corp. Class A

Top Five Short Positions as of April 30, 2015 (Unaudited)

1.	Tahoe Resources, Inc.
2.	Clean Energy Fuels Corp.
3.	Genworth Financial, Inc. Class A
4.	AK Steel Holding Corp.
5.	RingCentral, Inc. Class A

8	MainStay U.S. Equity Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Mona Patni, Andrew Ver Planck, CFA, and Migene Kim, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay U.S. Equity Opportunities Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay U.S. Equity Opportunities Fund returned 6.86% for Class A shares, 6.83% for Investor Class shares and 6.48% for Class C shares for the six months ended April 30, 2015. Over the same period, the Fund’s Class I shares returned 6.95%. For the six months ended April 30, 2015, all share classes outperformed the 4.75% return of the Russell 1000® Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes also outperformed the 3.87% return of the average Lipper2 Alternative Active Extension Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Russell 1000® Index resulted primarily from strong stock selection. More specifically, the Fund has the ability to establish both long and short positions and to invest in smaller, less-efficient securities. By “smaller and less efficient” we mean that when compared to larger companies, less information may be available to investors; less coverage may be provided by analysts; and in some cases, the companies may have a shorter operating history. These inefficiencies may result in certain securities being significantly over- or undervalued, a fact that the Fund was able to use to its advantage during the reporting period.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Information technology, industrials and consumer discretionary made the strongest sector contributions to the Fund’s performance relative to the Russell 1000® Index. (Contributions take weightings and total returns into account.) Favorable stock selection helped the Fund’s relative performance in all three sectors. Our decision to hold overweight positions in the consumer discretionary and information technology sectors also added to the Fund’s relative performance.

Materials, consumer staples and telecommunication services were the sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Index. Weak stock selection in materials and consumer staples hurt relative performance. Overweighting telecommunication services, the third-worst-performing sector in the Russell 1000® Index during the reporting period, also detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contributions to absolute performance came from hardware, computers & peripherals company Apple; pharmaceutical company Hospira; and Internet & catalog retail company Amazon.com. Shares of Apple rose during the reporting period as the company announced strong first- and second-quarter results and successfully released new products like Apple Watch. Apple also boosted its dividend and unveiled a share buyback program. Hospira, a maker of injectable drugs and infusion technologies, saw its stock price rise following acquisition news by Pfizer, which agreed to buy Hospira in an all-cash $16 billion deal paying a premium of close to 40%. Shares of Amazon.com rallied after the company reported strong quarterly performance. Investors were impressed with higher-than-expected profits from the company’s cloud computing business.

The most substantial detractors from the Fund’s absolute performance were metals & mining company United States Steel, oil & gas exploration & production company WPX Energy and integrated oil company Exxon Mobil. United States Steel saw its shares decline after it missed already drastically reduced expectations for the first quarter of 2015 and cut its 2015 earnings guidance. High imports, high inventories and a struggling energy sector weighed on steel demand and pricing during the reporting period. Shares of WPX Energy and Exxon Mobil suffered from the decline in oil prices.

Did the Fund make any significant purchases or sales during the reporting period?

Among the Fund’s purchases during the reporting period were shares of health care provider AmerisourceBergen and aerospace & defense company General Dynamics. These were purchased because they looked attractive on the basis of improving momentum and valuation scores. The Fund sold shares of metals & mining company United States Steel and trimmed its position in software company EMC Corp. because of declining momentum scores.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the sectors that saw the most substantial weighting increases relative to the Russell 1000® Index were telecommunication services and materials. Over the same period, the largest sector-weighting reductions were in financials and information technology.

1.	See footnote on page 6 for more information on the Russell 1000® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

How was the Fund positioned at the end of the reporting period?

As of April 30, 2015, the Fund’s most substantially overweight sector positions relative to the Russell 1000® Index were in health care and information technology. As of the same date, the Fund held underweight positions relative to the Index in the materials and utilities sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay U.S. Equity Opportunities Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value

Common Stocks 128.5%†
Aerospace & Defense 3.2%
Boeing Co. (The)	45,800	$6,564,972
Cubic Corp.	3,600	178,488
Engility Holdings, Inc.	37,254	1,038,269
General Dynamics Corp.	31,200	4,284,384
Huntington Ingalls Industries, Inc.	28,243	3,716,496
Textron, Inc.	91,500	4,024,170

		19,806,779

Air Freight & Logistics 0.7%
FedEx Corp. (a)	24,900	4,222,293

Airlines 1.5%
Hawaiian Holdings, Inc. (b)	109,900	2,536,492
SkyWest, Inc.	176,700	2,411,955
United Continental Holdings, Inc. (b)	70,501	4,211,730

		9,160,177

Auto Components 1.1%
Cooper Tire & Rubber Co.	58,600	2,489,914
Lear Corp.	28,900	3,208,767
Tower International, Inc. (b)	33,100	855,966

		6,554,647

Automobiles 1.2%
Ford Motor Co.	282,800	4,468,240
General Motors Co.	80,028	2,805,782
Tesla Motors, Inc. (b)	1,400	316,470

		7,590,492

Banks 7.3%
Banco Latinoamericano de Comercio Exterior S.A. Class E	76,700	2,436,759
Bank of America Corp. (a)	480,083	7,647,722
Citigroup, Inc.	40,468	2,157,754
Fifth Third Bancorp	131,099	2,621,980
First Niagara Financial Group, Inc.	214,000	1,946,330
First Republic Bank	4,102	239,106
♦JPMorgan Chase & Co. (a)	152,619	9,654,678
KeyCorp	207,981	3,005,325
People’s United Financial, Inc.	109,300	1,651,523
SunTrust Banks, Inc.	79,763	3,310,164
♦Wells Fargo & Co. (a)	188,067	10,362,492

		45,033,833

Beverages 1.5%
Coca-Cola Co. (The)	23,189	940,546
Coca-Cola Enterprises, Inc.	27,500	1,221,275
PepsiCo., Inc. (a)	76,584	7,284,670

		9,446,491

	Shares	Value

Biotechnology 5.6%
Acorda Therapeutics, Inc. (b)	27,108	$815,137
Amgen, Inc. (a)	44,427	7,015,468
Biogen, Inc. (a)(b)	16,000	5,982,880
Bluebird Bio, Inc. (b)	3,100	412,889
Celgene Corp. (b)	12,400	1,339,944
Cepheid, Inc. (b)	33,600	1,884,960
Emergent BioSolutions, Inc. (b)	33,200	985,708
Genomic Health, Inc. (b)	18,500	500,795
♦Gilead Sciences, Inc. (a)(b)	80,300	8,070,953
Infinity Pharmaceuticals, Inc. (b)	55,000	696,850
Insys Therapeutics, Inc. (b)	5,800	304,906
MacroGenics, Inc. (b)	5,052	144,538
Myriad Genetics, Inc. (b)	105,800	3,494,574
Sangamo BioSciences, Inc. (b)	11,300	139,781
United Therapeutics Corp. (b)	17,800	2,842,482

		34,631,865

Building Products 1.7%
American Woodmark Corp. (b)	40,600	2,058,420
Masco Corp.	138,100	3,658,269
Owens Corning, Inc.	93,900	3,630,174
Universal Forest Products, Inc.	14,600	807,672

		10,154,535

Capital Markets 3.4%
Bank of New York Mellon Corp. (The)	118,034	4,997,560
Lazard, Ltd. Class A	70,740	3,751,342
Legg Mason, Inc.	53,400	2,811,510
LPL Financial Holdings, Inc.	20,492	829,311
Raymond James Financial, Inc.	54,200	3,063,926
State Street Corp.	60,721	4,682,803
Waddell & Reed Financial, Inc. Class A	12,018	592,728

		20,729,180

Chemicals 2.5%
A. Schulman, Inc.	11,200	475,440
Dow Chemical Co. (The) (a)	107,600	5,487,600
Huntsman Corp.	35,900	827,495
LyondellBasell Industries, N.V. Class A	46,493	4,812,955
Mosaic Co. (The)	91,700	4,034,800

		15,638,290

Commercial Services & Supplies 0.3%
R.R. Donnelley & Sons Co.	69,200	1,288,504
Tyco International PLC	11,400	448,932

		1,737,436

Communications Equipment 2.5%
Arris Group, Inc. (b)	113,800	3,832,215
Brocade Communications Systems, Inc.	325,000	3,672,500
Cisco Systems, Inc.	121,225	3,494,917

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Communications Equipment (continued)
EchoStar Corp. Class A (b)	67,519	$3,375,950
Emulex Corp. (b)	49,600	397,792
Palo Alto Networks, Inc. (b)	1,544	228,079
QUALCOMM, Inc.	3,276	222,768

		15,224,221

Diversified Consumer Services 0.5%
Apollo Education Group, Inc. (b)	8,246	138,409
DeVry Education Group, Inc.	24,820	750,557
K12, Inc. (b)	19,000	307,230
Regis Corp. (b)	110,600	1,827,112

		3,023,308

Diversified Financial Services 2.4%
♦Berkshire Hathaway, Inc. Class B (a)(b)	73,689	10,405,624
PHH Corp. (b)	27,900	700,848
Voya Financial, Inc.	90,300	3,823,302

		14,929,774

Diversified Telecommunication Services 1.5%
AT&T, Inc.	39,269	1,360,278
Inteliquent, Inc.	17,006	323,284
Verizon Communications, Inc. (a)	100,938	5,091,313
Vonage Holdings Corp. (b)	518,100	2,398,803

		9,173,678

Electric Utilities 0.5%
American Electric Power Co., Inc.	15,800	898,546
Entergy Corp.	25,600	1,975,808
Exelon Corp.	1,000	34,020

		2,908,374

Electrical Equipment 0.6%
Emerson Electric Co.	2,193	129,014
Encore Wire Corp.	12,700	571,627
General Cable Corp.	62,500	1,019,375
Regal Beloit Corp.	26,600	2,080,120
SolarCity Corp. (b)	635	38,132

		3,838,268

Electronic Equipment, Instruments & Components 1.3%
Arrow Electronics, Inc. (b)	15,900	949,389
Insight Enterprises, Inc. (b)	10,600	303,372
Jabil Circuit, Inc.	163,441	3,680,691
Sanmina Corp. (b)	112,500	2,287,125
TTM Technologies, Inc. (b)	92,100	861,135

		8,081,712

Energy Equipment & Services 1.8%
Cameron International Corp. (b)	17,500	959,350
FMC Technologies, Inc. (b)	3,400	149,940
Halliburton Co.	17,300	846,835
Helmerich & Payne, Inc.	11,508	897,279

	Shares	Value

Energy Equipment & Services (continued)
Nabors Industries, Ltd.	78,958	$1,318,599
National Oilwell Varco, Inc.	1,100	59,851
Oceaneering International, Inc.	13,000	716,430
Patterson-UTI Energy, Inc.	50,437	1,127,267
Pioneer Energy Services Corp. (b)	50,100	373,245
Schlumberger, Ltd.	32,843	3,107,276
Seventy Seven Energy, Inc. (b)	37,300	189,111
Superior Energy Services, Inc.	29,200	744,600
Unit Corp. (b)	20,680	720,491

		11,210,274

Food & Staples Retailing 2.6%
Casey’s General Stores, Inc.	7,400	608,132
CVS Health Corp.	28,100	2,790,049
Ingles Markets, Inc. Class A	20,300	849,758
Kroger Co. (The) (a)	66,427	4,577,484
Rite Aid Corp. (b)	143,800	1,108,698
SUPERVALU, Inc. (b)	225,900	1,985,661
Wal-Mart Stores, Inc.	49,592	3,870,656

		15,790,438

Food Products 4.0%
Archer-Daniels-Midland Co.	95,200	4,653,376
Bunge, Ltd.	47,100	4,068,027
ConAgra Foods, Inc.	63,600	2,299,140
Dean Foods Co.	145,000	2,356,250
Fresh Del Monte Produce, Inc.	57,900	2,138,247
Ingredion, Inc.	35,900	2,850,460
Keurig Green Mountain, Inc.	4,000	465,480
Pilgrim’s Pride Corp.	64,300	1,588,210
Sanderson Farms, Inc.	19,600	1,472,352
Tyson Foods, Inc. Class A	70,800	2,796,600

		24,688,142

Health Care Equipment & Supplies 2.5%
Analogic Corp.	8,300	701,350
Becton Dickinson & Co.	14,300	2,014,441
Boston Scientific Corp. (b)	46,600	830,412
Cynosure, Inc. Class A (b)	75,600	2,526,552
Edwards Lifesciences Corp. (b)	30,300	3,837,495
Hill-Rom Holdings, Inc.	5,253	262,335
ICU Medical, Inc. (b)	2,183	184,180
Inogen, Inc. (b)	17,600	646,624
Masimo Corp. (b)	7,800	263,328
Merit Medical Systems, Inc. (b)	30,400	590,064
Natus Medical, Inc. (b)	51,500	1,942,065
NuVasive, Inc. (b)	7,107	317,896
Orthofix International N.V. (b)	35,700	1,153,467

		15,270,209

Health Care Providers & Services 4.8%
Aetna, Inc. (a)	21,100	2,254,957
AmerisourceBergen Corp.	38,700	4,423,410

12	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Health Care Providers & Services (continued)
Anthem, Inc. (a)	31,662	$4,778,746
Cardinal Health, Inc.	21,510	1,814,153
Centene Corp. (b)	56,200	3,483,838
Health Net, Inc. (b)	67,700	3,564,405
McKesson Corp.	17,700	3,954,180
Molina Healthcare, Inc. (b)	39,300	2,327,739
Providence Service Corp. (The) (b)	38,300	1,628,516
RadNet, Inc. (b)	151,300	1,267,894
UnitedHealth Group, Inc.	2,500	278,500

		29,776,338

Health Care Technology 0.7%
Allscripts Healthcare Solutions, Inc. (b)	301,200	4,005,960

Hotels, Restaurants & Leisure 4.5%
BJ’s Restaurants, Inc. (b)	49,600	2,321,280
Bloomin’ Brands, Inc.	107,800	2,442,748
Brinker International, Inc.	26,400	1,461,768
Carnival Corp.	91,600	4,027,652
Darden Restaurants, Inc.	59,900	3,819,823
Panera Bread Co. Class A (b)	16,800	3,065,664
Penn National Gaming, Inc. (b)	150,200	2,415,216
Red Robin Gourmet Burgers, Inc. (b)	28,200	2,117,538
Royal Caribbean Cruises, Ltd.	54,309	3,696,270
SeaWorld Entertainment, Inc.	68,500	1,452,200
Vail Resorts, Inc.	10,200	1,011,942

		27,832,101

Household Durables 2.0%
Ethan Allen Interiors, Inc.	21,500	520,730
Harman International Industries, Inc.	28,300	3,689,754
La-Z-Boy, Inc.	8,678	227,450
Tempur Sealy International, Inc. (b)	46,500	2,832,315
Universal Electronics, Inc. (b)	18,200	981,708
Whirlpool Corp.	21,268	3,734,661

		11,986,618

Household Products 0.9%
Procter & Gamble Co. (The)	37,959	3,018,120
Spectrum Brands Holdings, Inc.	29,700	2,715,471

		5,733,591

Industrial Conglomerates 0.7%
General Electric Co.	151,885	4,113,046

Insurance 2.1%
American International Group, Inc. (a)	91,826	5,168,885
AmTrust Financial Services, Inc.	10,000	594,700
Assurant, Inc.	29,900	1,837,654
HCI Group, Inc.	3,289	143,335
Lincoln National Corp.	1,091	61,631
MetLife, Inc.	93,200	4,780,228

		12,586,433

	Shares	Value

Internet & Catalog Retail 2.8%
Amazon.com, Inc. (b)	13,923	$5,872,443
Expedia, Inc.	40,692	3,834,407
Groupon, Inc. (b)	533,300	3,690,436
Netflix, Inc. (b)	1,700	946,050
Overstock.com, Inc. (b)	76,400	1,640,308
Priceline Group, Inc. (The) (b)	700	866,467
Zulily, Inc. Class A (b)	24,200	301,653

		17,151,764

Internet Software & Services 5.4%
AOL, Inc. (b)	94,100	3,754,590
Blucora, Inc. (b)	29,400	401,898
DHI Group, Inc. (b)	99,700	757,720
EarthLink Holdings Corp.	130,000	614,900
eBay, Inc. (a)(b)	92,357	5,380,719
Facebook, Inc. Class A (b)	56,400	4,442,628
Google, Inc. Class A (b)	8,037	4,410,465
Google, Inc. Class C (b)	7,123	3,827,588
IAC/InterActiveCorp.	54,000	3,770,280
Monster Worldwide, Inc. (b)	347,500	2,046,775
Rackspace Hosting, Inc. (b)	72,100	3,886,190

		33,293,753

IT Services 3.5%
Accenture PLC Class A	600	55,590
Automatic Data Processing, Inc.	13,900	1,175,106
Booz Allen Hamilton Holding Corp.	33,482	920,755
Computer Sciences Corp.	60,644	3,908,506
CoreLogic, Inc. (b)	36,200	1,415,782
International Business Machines Corp. (a)	34,007	5,825,059
Leidos Holdings, Inc.	90,100	3,751,764
Visa, Inc. Class A	11,100	733,155
Xerox Corp.	335,700	3,860,550

		21,646,267

Life Sciences Tools & Services 0.7%
Bruker Corp. (b)	42,000	796,320
Quintiles Transnational Holdings, Inc. (b)	50,800	3,346,704
Thermo Fisher Scientific, Inc.	2,000	251,360

		4,394,384

Machinery 2.2%
Caterpillar, Inc.	16,277	1,414,146
Cummins, Inc.	17,985	2,486,606
Meritor, Inc. (b)	197,400	2,589,888
Terex Corp.	121,500	3,336,390
Titan International, Inc.	72,400	752,236
Trinity Industries, Inc.	13,000	352,170
Wabash National Corp. (b)	175,300	2,457,706

		13,389,142

Marine 0.4%
Matson, Inc.	59,700	2,417,850

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Media 3.4%
Carmike Cinemas, Inc. (b)	4,694	$141,665
Cinemark Holdings, Inc.	24,700	1,052,961
♦Comcast Corp. Class A	135,360	7,818,393
Interpublic Group of Cos., Inc. (The)	182,900	3,811,636
New Media Investment Group, Inc.	1,900	43,947
News Corp. Class A (b)	222,400	3,509,472
Scholastic Corp.	47,700	1,938,528
Time Warner Cable, Inc.	5,800	902,016
Walt Disney Co. (The)	15,775	1,715,058

		20,933,676

Metals & Mining 1.2%
Coeur Mining, Inc. (b)	218,924	1,142,783
Materion Corp.	11,600	463,884
Newmont Mining Corp.	59,000	1,562,910
Nucor Corp.	1,600	78,176
Steel Dynamics, Inc.	181,416	4,014,736
United States Steel Corp.	3,900	93,678

		7,356,167

Multi-Utilities 0.7%
MDU Resources Group, Inc.	9,757	217,483
PG&E Corp.	74,400	3,937,248

		4,154,731

Multiline Retail 1.3%
Big Lots, Inc.	76,200	3,472,434
Dillard’s, Inc. Class A	6,000	789,540
Target Corp.	49,699	3,917,772

		8,179,746

Oil, Gas & Consumable Fuels 8.2%
Alon USA Energy, Inc.	76,300	1,227,667
Anadarko Petroleum Corp.	9,300	875,130
Apache Corp.	15,300	1,046,520
Cheniere Energy, Inc. (b)	6,800	520,132
Chesapeake Energy Corp.	56,400	889,428
♦Chevron Corp. (a)	82,359	9,146,790
ConocoPhillips	44,454	3,019,316
Delek US Holdings, Inc.	29,035	1,071,972
Devon Energy Corp.	16,300	1,111,823
EOG Resources, Inc.	9,608	950,711
♦Exxon Mobil Corp. (a)	144,745	12,646,371
Frontline, Ltd. (b)	91,400	233,984
Green Plains, Inc.	33,500	1,043,190
Hess Corp.	12,932	994,471
HollyFrontier Corp.	3,028	117,426
Kinder Morgan, Inc.	18,451	792,470
Marathon Oil Corp.	39,700	1,234,670
Marathon Petroleum Corp.	19,566	1,928,621
Murphy Oil Corp.	10,100	480,861
Newfield Exploration Co. (b)	20,700	812,268

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Pacific Ethanol, Inc. (b)	79,204	$947,280
Pioneer Natural Resources Co.	600	103,668
QEP Resources, Inc.	32,400	729,000
SemGroup Corp. Class A	29,000	2,441,510
SM Energy Co.	12,800	742,016
Targa Resources Corp.	13,000	1,364,610
Tesoro Corp.	2,454	210,627
Valero Energy Corp.	32,659	1,858,297
Westmoreland Coal Co. (b)	28,000	795,760
WPX Energy, Inc. (b)	52,700	724,625

		50,061,214

Paper & Forest Products 0.8%
Boise Cascade Co. (b)	10,568	366,710
Domtar Corp.	30,000	1,296,600
International Paper Co.	55,400	2,976,088

		4,639,398

Pharmaceuticals 5.4%
AbbVie, Inc.	37,700	2,437,682
Actavis PLC (b)	6,300	1,782,018
Bristol-Myers Squibb Co.	28,400	1,809,932
Depomed, Inc. (b)	71,600	1,665,416
Eli Lilly & Co.	12,561	902,759
Horizon Pharma PLC (b)	12,100	340,252
IGI Laboratories, Inc. (b)	4,336	22,027
Impax Laboratories, Inc. (b)	28,600	1,294,436
♦Johnson & Johnson (a)	96,292	9,552,166
Medicines Co. (The) (b)	56,300	1,441,843
Merck & Co., Inc. (a)	81,296	4,841,990
Pernix Therapeutics Holdings, Inc. (b)	31,275	199,535
Pfizer, Inc.	147,411	5,001,655
Prestige Brands Holdings, Inc. (b)	25,800	1,012,650
Sagent Pharmaceuticals, Inc. (b)	30,600	713,286

		33,017,647

Professional Services 1.2%
Barrett Business Services, Inc.	14,100	627,027
Insperity, Inc.	48,400	2,330,944
ManpowerGroup, Inc.	46,060	3,930,300
TriNet Group, Inc. (b)	12,300	430,746
TrueBlue, Inc. (b)	10,900	313,702

		7,632,719

Real Estate Investment Trusts 1.8%
CBL & Associates Properties, Inc.	7,565	136,246
Crown Castle International Corp. (a)	23,800	1,988,014
Equity Commonwealth (b)	13,000	327,730
Gaming and Leisure Properties, Inc.	35,300	1,260,210
Host Hotels & Resorts, Inc.	80,500	1,621,270
Iron Mountain, Inc.	38,300	1,320,967
Lamar Advertising Co. Class A	2,900	168,084
Outfront Media, Inc.	46,500	1,335,480

14	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Real Estate Investment Trusts (continued)
Simon Property Group, Inc.	2,500	$453,725
Summit Hotel Properties, Inc.	60,300	794,151
Weyerhaeuser Co.	53,700	1,692,087

		11,097,964

Real Estate Management & Development 1.3%
CBRE Group, Inc. Class A (b)	16,500	632,610
Jones Lang LaSalle, Inc.	21,300	3,537,078
Realogy Holdings Corp. (b)	81,700	3,873,397

		8,043,085

Road & Rail 2.3%
AMERCO	7,200	2,318,688
Avis Budget Group, Inc. (b)	69,600	3,768,144
Con-way, Inc.	87,858	3,610,964
Ryder System, Inc.	18,700	1,783,232
Union Pacific Corp.	25,800	2,740,734

		14,221,762

Semiconductors & Semiconductor Equipment 3.1%
Avago Technologies, Ltd.	7,200	841,536
First Solar, Inc. (b)	61,200	3,651,804
Intel Corp. (a)	200,532	6,527,317
Marvell Technology Group, Ltd.	126,900	1,777,869
Micron Technology, Inc. (b)	95,100	2,675,163
ON Semiconductor Corp. (b)	327,700	3,775,104

		19,248,793

Software 3.6%
AVG Technologies N.V. (b)	38,000	908,960
BroadSoft, Inc. (b)	17,000	537,880
Citrix Systems, Inc. (b)	13,483	905,518
Electronic Arts, Inc. (b)	39,454	2,291,883
EnerNOC, Inc. (b)	43,600	481,780
ePlus, Inc. (b)	4,400	365,024
♦Microsoft Corp. (a)	314,508	15,297,669
Oracle Corp.	25,362	1,106,291

		21,895,005

Specialty Retail 5.7%
Barnes & Noble, Inc. (b)	105,500	2,310,450
Best Buy Co., Inc.	111,000	3,846,150
Brown Shoe Co., Inc.	5,251	155,955
Build-A-Bear Workshop, Inc. (b)	40,000	737,200
CST Brands, Inc.	86,060	3,589,563
Dick’s Sporting Goods, Inc.	68,900	3,738,514
Express, Inc. (b)	145,700	2,374,910
GameStop Corp. Class A	3,004	115,774
Gap, Inc. (The)	51,330	2,034,721
Home Depot, Inc. (The) (a)	6,329	677,076
Lowe’s Cos., Inc. (a)	72,716	5,007,224
Murphy USA, Inc. (b)	26,900	1,757,377

	Shares	Value

Specialty Retail (continued)
Office Depot, Inc. (b)	267,200	$2,463,584
Stage Stores, Inc.	121,200	2,340,372
Staples, Inc.	249,100	4,065,312

		35,214,182

Technology Hardware, Storage & Peripherals 5.2%
♦Apple, Inc. (a)	183,170	22,923,725
EMC Corp.	2,291	61,651
Hewlett-Packard Co. (a)	166,301	5,482,944
Lexmark International, Inc. Class A	84,600	3,755,394

		32,223,714

Textiles, Apparel & Luxury Goods 0.7%
Carter’s, Inc.	31,800	3,175,548
PVH Corp.	7,911	817,602

		3,993,150

Tobacco 0.0%‡
Philip Morris International, Inc.	1,100	91,817

Trading Companies & Distributors 0.6%
HD Supply Holdings, Inc. (b)	114,900	3,791,700

Wireless Telecommunication Services 1.1%
T-Mobile U.S., Inc. (b)	119,300	4,060,972
Telephone & Data Systems, Inc.	99,925	2,668,997

		6,729,969

Total Common Stocks (Cost $713,167,380)		789,698,102

Exchange-Traded Fund 0.2% (c)
S&P 500 Index—SPDR Trust Series 1	5,585	1,164,584

Total Exchange-Traded Fund (Cost $1,174,547)		1,164,584

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Short-Term Investment 0.2%
Repurchase Agreement 0.2%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $1,359,487 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 11/2/22, with a Principal Amount of $1,405,000 and a Market Value of $1,388,137)	$1,359,487	$1,359,487

Total Short-Term Investment (Cost $1,359,487)		1,359,487

Total Investments, Before Investments Sold Short (Cost $715,701,414) (f)	128.9%	792,222,173

	Shares
Investments Sold Short (29.0%) Common Stocks Sold Short (29.0%)
Aerospace & Defense (0.3%)
KEYW Holding Corp. (The) (b)	(212,659)	(2,052,159)

Auto Components (0.8%)
Dorman Products, Inc. (b)	(43,200)	(2,023,056)
Gentherm, Inc. (b)	(19,518)	(1,029,184)
Motorcar Parts of America, Inc. (b)	(54,300)	(1,587,189)

		(4,639,429)

Banks (0.5%)
Bank Of The Ozarks, Inc.	(19,600)	(759,696)
Boston Private Financial Holdings, Inc.	(3,400)	(44,710)
PacWest Bancorp	(45,500)	(2,052,050)

		(2,856,456)

Beverages (0.2%)
Boston Beer Co., Inc. (The) (b)	(5,700)	(1,412,460)

Biotechnology (0.9%)
Alnylam Pharmaceuticals, Inc. (b)	(8,900)	(906,643)
Arrowhead Research Corp. (b)	(41,500)	(286,350)
CytRx Corp. (b)	(64,100)	(281,399)
Esperion Therapeutics, Inc. (b)	(3,300)	(313,929)
Exact Sciences Corp. (b)	(13,700)	(286,330)
Geron Corp. (b)	(38,600)	(139,732)
Idera Pharmaceuticals, Inc. (b)	(86,900)	(244,189)
Insmed, Inc. (b)	(14,800)	(296,592)
Isis Pharmaceuticals, Inc. (b)	(4,400)	(249,568)
Karyopharm Therapeutics, Inc. (b)	(10,200)	(277,032)
Keryx Biopharmaceuticals, Inc. (b)	(14,200)	(151,372)
Kythera Biopharmaceuticals, Inc. (b)	(6,400)	(279,616)
MannKind Corp. (b)	(21,900)	(93,951)

	Shares	Value

Biotechnology (continued)
OvaScience, Inc. (b)	(10,500)	$(259,822)
Puma Biotechnology, Inc. (b)	(1,200)	(216,696)
Sarepta Therapeutics, Inc. (b)	(21,600)	(263,520)
Synta Pharmaceuticals Corp. (b)	(111,800)	(251,550)
TESARO, Inc. (b)	(5,100)	(277,797)
Ultragenyx Pharmaceutical, Inc. (b)	(4,800)	(270,864)

		(5,346,952)

Chemicals (0.8%)
Flotek Industries, Inc. (b)	(65,000)	(928,850)
Koppers Holdings, Inc.	(8,400)	(188,832)
Platform Specialty Products Corp. (b)	(71,900)	(1,936,986)
Rentech, Inc. (b)	(547,900)	(657,480)
Senomyx, Inc. (b)	(210,400)	(1,218,216)

		(4,930,364)

Commercial Services & Supplies (0.5%)
Mobile Mini, Inc.	(25,970)	(1,000,884)
US Ecology, Inc.	(43,900)	(2,059,349)

		(3,060,233)

Communications Equipment (0.2%)
Procera Networks, Inc. (b)	(116,300)	(1,338,613)
Ubiquiti Networks, Inc.	(6,100)	(174,277)

		(1,512,890)

Construction & Engineering (0.5%)
Chicago Bridge & Iron Co. N.V.	(43,400)	(2,068,010)
MasTec, Inc. (b)	(8,187)	(146,875)
Primoris Services Corp.	(39,700)	(763,431)
Tutor Perini Corp. (b)	(13,900)	(294,680)

		(3,272,996)

Construction Materials (0.2%)
Martin Marietta Materials, Inc.	(9,900)	(1,412,235)

Diversified Consumer Services (0.5%)
2U, Inc. (b)	(10,200)	(271,422)
Bright Horizons Family Solutions, Inc. (b)	(8,700)	(437,436)
Capella Education Co.	(4,400)	(237,732)
Graham Holdings Co. Class B	(100)	(102,293)
Sotheby’s	(50,900)	(2,173,939)

		(3,222,822)

Diversified Telecommunication Services (0.4%)
8x8, Inc. (b)	(245,600)	(2,144,088)
Globalstar, Inc. (b)	(172,924)	(447,873)

		(2,591,961)

Electrical Equipment (0.9%)
Capstone Turbine Corp. (b)	(1,358,300)	(853,284)
Enphase Energy, Inc. (b)	(20,600)	(258,942)
Fuelcell Energy, Inc. (b)	(1,600,100)	(1,968,123)
Plug Power, Inc. (b)	(167,500)	(425,450)
Power Solutions International, Inc. (b)	(33,200)	(2,118,160)

		(5,623,959)

16	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks Sold Short (continued)
Electronic Equipment, Instruments & Components (1.5%)
Control4 Corp. (b)	(121,200)	$(1,420,464)
FARO Technologies, Inc. (b)	(18,000)	(716,940)
InvenSense, Inc. (b)	(15,800)	(235,736)
IPG Photonics Corp. (b)	(22,579)	(2,000,048)
Knowles Corp. (b)	(104,400)	(2,001,348)
Maxwell Technologies, Inc. (b)	(137,400)	(769,440)
Zebra Technologies Corp. Class A (b)	(22,400)	(2,062,592)

		(9,206,568)

Energy Equipment & Services (0.4%)
Atwood Oceanics, Inc.	(8,468)	(282,662)
Diamond Offshore Drilling, Inc.	(8,731)	(292,226)
Dril-Quip, Inc. (b)	(3,600)	(286,992)
Hercules Offshore, Inc. (b)	(558,154)	(449,370)
North Atlantic Drilling, Ltd.	(225,716)	(347,603)
Rowan Cos. PLC Class A	(12,550)	(265,934)
Seadrill, Ltd.	(32,445)	(424,705)

		(2,349,492)

Food Products (0.4%)
Boulder Brands, Inc. (b)	(227,100)	(2,166,534)
Diamond Foods, Inc. (b)	(8,900)	(249,556)

		(2,416,090)

Health Care Equipment & Supplies (1.0%)
Antares Pharma, Inc. (b)	(694,100)	(1,700,545)
Cerus Corp. (b)	(480,300)	(2,132,532)
GenMark Diagnostics, Inc. (b)	(59,600)	(572,160)
Rockwell Medical, Inc. (b)	(140,200)	(1,361,342)
Unilife Corp. (b)	(131,800)	(441,530)

		(6,208,109)

Health Care Providers & Services (1.4%)
BioScrip, Inc. (b)	(256,500)	(1,205,550)
Brookdale Senior Living, Inc. (b)	(58,400)	(2,115,832)
Envision Healthcare Holdings, Inc. (b)	(53,877)	(2,045,171)
ExamWorks Group, Inc. (b)	(8,988)	(368,059)
MEDNAX, Inc. (b)	(5,789)	(409,745)
Premier, Inc. Class A (b)	(56,500)	(2,141,350)

		(8,285,707)

Health Care Technology (0.1%)
Vocera Communications, Inc. (b)	(40,000)	(455,600)

Hotels, Restaurants & Leisure (1.0%)
Belmond, Ltd. Class A (b)	(15,233)	(187,671)
Caesars Entertainment Corp. (b)	(200,400)	(1,901,796)
Dunkin’ Brands Group, Inc.	(42,500)	(2,214,675)
Scientific Games Corp. Class A (b)	(97,800)	(1,239,126)
Zoe’s Kitchen, Inc. (b)	(21,900)	(670,797)

		(6,214,065)

	Shares	Value

Household Durables (0.9%)
Beazer Homes USA, Inc. (b)	(17,500)	$(306,425)
Hovnanian Enterprises, Inc. Class A (b)	(645,600)	(2,014,272)
KB Home	(107,800)	(1,562,022)
Taylor Morrison Home Corp. Class A (b)	(69,800)	(1,292,696)
William Lyon Homes Class A (b)	(21,584)	(467,294)

		(5,642,709)

Insurance (1.1%)
Ambac Financial Group, Inc. (b)	(88,700)	(2,040,987)
eHealth, Inc. (b)	(65,900)	(807,934)
Genworth Financial, Inc. Class A (b)	(270,600)	(2,378,574)
MBIA, Inc. (b)	(178,272)	(1,559,880)

		(6,787,375)

Internet & Catalog Retail (0.3%)
TripAdvisor, Inc. (b)	(26,545)	(2,136,607)

Internet Software & Services (0.2%)
Bazaarvoice, Inc. (b)	(106,400)	(572,432)
Millennial Media, Inc. (b)	(356,200)	(552,110)

		(1,124,542)

Life Sciences Tools & Services (0.2%)
Accelerate Diagnostics, Inc. (b)	(6,600)	(150,480)
Fluidigm Corp. (b)	(7,600)	(284,696)
Pacific Biosciences of California, Inc. (b)	(52,500)	(270,900)
Sequenom, Inc. (b)	(71,400)	(317,016)

		(1,023,092)

Machinery (0.6%)
Manitowoc Co., Inc. (The)	(600)	(11,838)
Navistar International Corp. (b)	(19,100)	(572,236)
NN, Inc.	(40,700)	(1,024,012)
Proto Labs, Inc. (b)	(29,000)	(2,030,000)

		(3,638,086)

Marine (0.2%)
Golden Ocean Group, Ltd.	(78,200)	(389,436)
Navios Maritime Holdings, Inc.	(292,600)	(1,108,954)

		(1,498,390)

Media (1.4%)
Cumulus Media, Inc. Class A (b)	(246,400)	(561,792)
DreamWorks Animation SKG, Inc. Class A (b)	(83,175)	(2,167,540)
Global Eagle Entertainment, Inc. (b)	(76,800)	(980,736)
Media General, Inc. (b)	(100,700)	(1,700,823)
Rentrak Corp. (b)	(44,100)	(2,090,340)
World Wrestling Entertainment, Inc. Class A	(94,000)	(1,261,480)

		(8,762,711)

Metals & Mining (1.5%)
AK Steel Holding Corp. (b)	(446,100)	(2,266,188)
Allegheny Technologies, Inc.	(24,436)	(830,580)
Hecla Mining Co.	(185,841)	(561,240)
Horsehead Holding Corp. (b)	(142,600)	(2,131,870)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Common Stocks Sold Short (continued)
Metals & Mining (continued)
Royal Gold, Inc.	(16,465)	$(1,062,486)
Tahoe Resources, Inc.	(178,815)	(2,523,080)

		(9,375,444)

Multiline Retail (0.1%)
Tuesday Morning Corp. (b)	(47,800)	(756,196)

Oil, Gas & Consumable Fuels (1.8%)
Alpha Natural Resources, Inc. (b)	(1,124,200)	(910,602)
Arch Coal, Inc. (b)	(546,300)	(532,206)
Clean Energy Fuels Corp. (b)	(242,200)	(2,390,514)
Cobalt International Energy, Inc. (b)	(49,342)	(527,959)
CONSOL Energy, Inc.	(36,403)	(1,182,369)
DHT Holdings, Inc.	(140,400)	(1,123,200)
GasLog, Ltd.	(27,811)	(619,907)
Laredo Petroleum, Inc. (b)	(38,472)	(607,858)
Peabody Energy Corp.	(325,787)	(1,540,973)
Range Resources Corp.	(5,300)	(336,868)
Rice Energy, Inc. (b)	(25,900)	(637,917)
Scorpio Tankers, Inc.	(33,400)	(311,956)
Southwestern Energy Co. (b)	(5,636)	(157,977)
Teekay Tankers, Ltd. Class A	(48,907)	(308,114)

		(11,188,420)

Paper & Forest Products (0.1%)
Louisiana-Pacific Corp. (b)	(35,500)	(541,020)

Personal Products (0.3%)
Elizabeth Arden, Inc. (b)	(111,556)	(1,569,593)
Nu Skin Enterprises, Inc. Class A	(6,294)	(355,926)

		(1,925,519)

Pharmaceuticals (0.2%)
Aerie Pharmaceuticals, Inc. (b)	(10,500)	(101,220)
Ampio Pharmaceuticals, Inc. (b)	(45,900)	(110,619)
Aratana Therapeutics, Inc. (b)	(17,200)	(222,052)
Relypsa, Inc. (b)	(7,700)	(222,761)
Repros Therapeutics, Inc. (b)	(48,700)	(374,503)
TherapeuticsMD, Inc. (b)	(48,400)	(313,632)

		(1,344,787)

Professional Services (1.0%)
Acacia Research Corp.	(199,600)	(2,199,592)
Advisory Board Co. (The) (b)	(39,700)	(2,060,033)
Paylocity Holding Corp. (b)	(18,500)	(520,775)
WageWorks, Inc. (b)	(26,500)	(1,335,600)

		(6,116,000)

Real Estate Investment Trusts (0.2%)
Altisource Residential Corp.	(53,800)	(1,030,270)

	Shares	Value

Real Estate Management & Development (0.4%)
Altisource Asset Management Corp. (b)	(400)	$(89,600)
Howard Hughes Corp. (The) (b)	(13,800)	(2,048,886)

		(2,138,486)

Road & Rail (0.2%)
Hertz Global Holdings, Inc. (b)	(69,800)	(1,454,632)

Semiconductors & Semiconductor Equipment (0.2%)
SunPower Corp. (b)	(35,200)	(1,133,088)

Software (0.3%)
Zynga, Inc. Class A (b)	(775,300)	(1,899,485)

Specialty Retail (2.8%)
Aeropostale, Inc. (b)	(602,100)	(1,860,489)
bebe stores, inc.	(241,300)	(798,703)
Cabela’s, Inc. (b)	(39,900)	(2,104,326)
CarMax, Inc. (b)	(30,200)	(2,056,922)
Conn’s, Inc. (b)	(30,800)	(861,476)
Container Store Group, Inc. (The) (b)	(74,700)	(1,364,022)
Five Below, Inc. (b)	(61,306)	(2,067,238)
Francesca’s Holdings Corp. (b)	(8,975)	(151,947)
Lumber Liquidators Holdings, Inc. (b)	(28,730)	(789,788)
Men’s Wearhouse, Inc. (The)	(2,500)	(141,475)
Rent-A-Center, Inc.	(64,000)	(1,894,400)
Restoration Hardware Holdings, Inc. (b)	(19,300)	(1,663,081)
Sears Hometown and Outlet Stores, Inc. (b)	(13,736)	(95,190)
Tiffany & Co.	(1,318)	(115,299)
Tile Shop Holdings, Inc. (b)	(92,900)	(1,204,913)

		(17,169,269)

Technology Hardware, Storage & Peripherals (0.8%)
Nimble Storage, Inc. (b)	(85,100)	(2,081,546)
Stratasys, Ltd. (b)	(41,300)	(1,546,685)
Violin Memory, Inc. (b)	(315,400)	(1,075,514)

		(4,703,745)

Textiles, Apparel & Luxury Goods (0.6%)
Iconix Brand Group, Inc. (b)	(37,100)	(976,101)
Kate Spade & Co. (b)	(64,800)	(2,118,960)
Tumi Holdings, Inc. (b)	(17,100)	(399,969)

		(3,495,030)

Thrifts & Mortgage Finance (0.2%)
BofI Holding, Inc. (b)	(9,700)	(890,557)
Ocwen Financial Corp. (b)	(26,900)	(228,381)

		(1,118,938)

Trading Companies & Distributors (0.2%)
Titan Machinery, Inc. (b)	(95,800)	(1,403,470)

18	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Transportation Infrastructure (0.3%)
Wesco Aircraft Holdings, Inc. (b)	(112,800)	$(1,768,704)

Wireless Telecommunication Services (0.4%)
RingCentral, Inc. Class A (b)	(130,800)	(2,253,684)

Total Common Stocks Sold Short (Proceeds $184,594,548)		(178,500,246)

	Number of Warrants	Value
Warrants Sold Short (0.0%)‡
Oil, Gas & Consumable Fuels (0.0%)‡
Magnum Hunter Resources Corp. (b)(d)(e)	(31,660)	(6,582)

Total Warrants Sold Short (Proceeds $0)		(6,582)

Total Investments Sold Short (Proceeds $184,594,548)	(29.0)%	(178,506,828)

Total Investments, Net of Investments Sold Short (Cost $531,106,866)	99.9	613,715,345
Other Assets, Less Liabilities	0.1	727,245
Net Assets	100.0%	$614,442,590
‡	Less than one-tenth of a percent.

(a)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short. (See Note 2(I))

(b)	Non-income producing security.

(c)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(d)	Illiquid security—As of April 30, 2015, the total market value of these securities was $(6,582), which represented less than one-tenth of a percent the Fund’s net assets.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2015, the total market value of the fair valued securities was $(6,582), which represented less than one-tenth of a percent of the Fund’s net assets.

(f)	As of April 30, 2015, cost was $718,644,086 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$86,408,776
Gross unrealized depreciation	(12,830,689)

Net unrealized appreciation	$73,578,087

The following abbreviation is used in the preceding pages:

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$789,698,102	$—	$—	$789,698,102
Exchange-Traded Fund	1,164,584	—	—	1,164,584
Short-Term Investment
Repurchase Agreement	—	1,359,487	—	1,359,487

Total Investments in Securities	$790,862,686	$1,359,487	$—	$792,222,173

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(178,500,246)	$—	$—	$(178,500,246)
Warrants Sold Short	—	(6,582)	—	(6,582)

Total Investments in Securities Sold Short	$(178,500,246)	$(6,582)	$—	$(178,506,828)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

20	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities before investments sold short, at value (identified cost $715,701,414)	$792,222,173
Receivables:
Investment securities sold	61,768,139
Fund shares sold	2,597,346
Dividends	459,555
Other assets	51,705

Total assets	857,098,918

Liabilities
Investments sold short (proceeds $184,594,548)	178,506,828
Payables:
Investment securities purchased	62,840,541
Manager (See Note 3)	504,873
Broker fees and charges on short sales	449,430
Fund shares redeemed	228,682
Professional fees	32,562
NYLIFE Distributors (See Note 3)	32,385
Dividends on investments sold short	24,950
Shareholder communication	14,724
Custodian	13,448
Transfer agent (See Note 3)	4,630
Accrued expenses	3,275

Total liabilities	242,656,328

Net assets	$614,442,590

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$72,167
Additional paid-in capital	492,689,794

492,761,961
Undistributed net investment income	471,520
Accumulated net realized gain (loss) on investments and investments sold short	38,600,630
Net unrealized appreciation (depreciation) on investments	76,520,759
Net unrealized appreciation (depreciation) on investments sold short	6,087,720

Net assets	$614,442,590

Class A
Net assets applicable to outstanding shares	$58,117,145

Shares of beneficial interest outstanding	6,834,472

Net asset value per share outstanding	$8.50
Maximum sales charge (5.50% of offering price)	0.49

Maximum offering price per share outstanding	$8.99

Investor Class
Net assets applicable to outstanding shares	$2,006,975

Shares of beneficial interest outstanding	238,782

Net asset value per share outstanding	$8.41
Maximum sales charge (5.50% of offering price)	0.49

Maximum offering price per share outstanding	$8.90

Class C
Net assets applicable to outstanding shares	$26,999,559

Shares of beneficial interest outstanding	3,511,494

Net asset value and offering price per share outstanding	$7.69

Class I
Net assets applicable to outstanding shares	$527,318,911

Shares of beneficial interest outstanding	61,582,591

Net asset value and offering price per share outstanding	$8.56

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends	$6,611,907

Expenses
Manager (See Note 3)	2,824,365
Broker fees and charges on short sales	2,641,003
Dividends on investments sold short	391,384
Distribution/Service—Class A (See Note 3)	39,209
Distribution/Service—Investor Class (See Note 3)	2,086
Distribution/Service—Class C (See Note 3)	79,924
Registration	37,842
Transfer agent (See Note 3)	32,539
Professional fees	32,201
Custodian	32,177
Shareholder communication	12,772
Trustees	4,522
Miscellaneous	10,149

Total expenses	6,140,173

Net investment income (loss)	471,734

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment transactions	48,355,065
Investments sold short	(6,053,500)

Net realized gain (loss) on investments and investments sold short	42,301,565

Net change in unrealized appreciation (depreciation) on:
Investments	2,620,119
Investments sold short	(8,155,875)

Net change in unrealized appreciation (depreciation) on investments and investments sold short	(5,535,756)

Net realized and unrealized gain (loss) on investments and investments sold short	36,765,809

Net increase (decrease) in net assets resulting from operations	$37,237,543

22	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$471,734	$(484,800)
Net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	42,301,565	81,069,468
Net change in unrealized appreciation (depreciation) on investments, investments sold short and foreign currency transactions	(5,535,756)	(3,675,810)

Net increase (decrease) in net assets resulting from operations	37,237,543	76,908,858

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(214)	(5)
Class I	—	(464,513)

	(214)	(464,518)

From net realized gain on investments:
Class A	(3,118,181)	(712,901)
Investor Class	(242,895)	(150,335)
Class C	(1,379,349)	(321,367)
Class I	(76,207,635)	(101,783,042)

	(80,948,060)	(102,967,645)

Total dividends and distributions to shareholders	(80,948,274)	(103,432,163)

Capital share transactions:
Net proceeds from sale of shares	166,930,936	149,995,544
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	80,264,458	103,150,115
Cost of shares redeemed	(124,618,775)	(172,400,685)

Increase (decrease) in net assets derived from capital share transactions	122,576,619	80,744,974

Net increase (decrease) in net assets	78,865,888	54,221,669

Net Assets
Beginning of period	535,576,702	481,355,033

End of period	$614,442,590	$535,576,702

Undistributed net investment income at end of period	$471,520	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Cash Flows

for the six months ended April 30, 2015 (Unaudited)

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$37,237,543
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(666,301,534)
Investments sold	606,118,092
Purchases to cover securities sold short	(225,408,374)
Securities sold short	245,498,148
Purchase of short term investments, net	(207,266)
Increase in investment securities sold receivable	(13,171,030)
Decrease in dividends and interest receivable	2,818
Increase in other assets	(23,653)
Increase in investment securities purchased payable	13,272,168
Increase in broker fees and charges payable on short sales	71,468
Increase in dividends and interest payable for securities sold short	6,867
Increase in professional fees payable	22,816
Increase in custodian payable	8,756
Increase in shareholder communication payable	3,802
Decrease in due to Trustees	(1,053)
Increase in due to manager	75,037
Decrease in due to transfer agent	(1,548)
Increase in due to NYLIFE Distributors	24,440
Decrease in accrued expenses	(2,796)
Net change in unrealized (appreciation) depreciation on investments	(2,620,119)
Net realized (gain) loss from investments	(48,355,065)
Net change in unrealized (appreciation) depreciation on securities sold short	8,155,875
Net realized (gain) loss from securities sold short	6,053,500

Net cash used in operating activities	(39,541,108)

Cash flows from financing activities:
Proceeds from shares sold	164,694,830
Payment on shares redeemed	(124,469,906)
Cash distributions paid	(683,816)

Net cash from financing activities	39,541,108

Net increase (decrease) in cash:	—

Cash at beginning of period	—

Cash at end of period	$—

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $80,264,458.

24	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$9.36		$10.31	$8.29	$7.89	$7.31	$6.41

Net investment income (loss) (a)	(0.01)		(0.04)	(0.01)	0.02	0.03	0.00 ‡
Net realized and unrealized gain (loss) on investments	0.62		1.53	2.59	1.03	0.56	0.92

Total from investment operations	0.61		1.49	2.58	1.05	0.59	0.92

Less dividends and distributions:
From net investment income	—		—	(0.03)	(0.02)	(0.01)	(0.02)
From net realized gain on investments	(1.47)		(2.44)	(0.53)	(0.63)	—	—

Total dividends and distributions	(1.47)		(2.44)	(0.56)	(0.65)	(0.01)	(0.02)

Net asset value at end of period	$8.50		$9.36	$10.31	$8.29	$7.89	$7.31

Total investment return (b)	6.86	% (c)	17.79%	33.36%	14.54%	8.05%	14.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.17	%)††	(0.47%)	(0.12%)	0.31%	0.33%	0.07%
Net expenses (excluding short sale expenses)	1.31	% ††	1.30%	1.30%	1.30%	1.34%	1.34%
Expenses (including short sales expenses, before waiver/reimbursement)	2.39	% ††	2.45%	2.55%	2.35%	2.03%	2.29%
Short sale expenses	1.08	% ††	1.15%	1.25%	1.05%	0.69%	0.95%
Portfolio turnover rate	82%		163%	128%	140%	145%	117%
Net assets at end of period (in 000’s)	$58,117		$18,611	$2,700	$500	$417	$229

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$9.28		$10.25	$8.25	$7.85	$7.28	$6.40

Net investment income (loss) (a)	(0.01)		(0.06)	(0.03)	0.02	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	0.61		1.53	2.57	1.01	0.56	0.90

Total from investment operations	0.60		1.47	2.54	1.03	0.57	0.89

Less dividends and distributions:
From net investment income	—		—	(0.01)	(0.00)‡	(0.00)‡	(0.01)
From net realized gain on investments	(1.47)		(2.44)	(0.53)	(0.63)	—	—

Total dividends and distributions	(1.47)		(2.44)	(0.54)	(0.63)	(0.00)‡	(0.01)

Net asset value at end of period	$8.41		$9.28	$10.25	$8.25	$7.85	$7.28

Total investment return (b)	6.83	% (c)	17.66%	32.94%	14.31%	7.86%	13.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.17	%)††	(0.63%)	(0.28%)	0.19%	0.10%	(0.16%)
Net expenses (excluding short sale expenses)	1.41	% ††	1.53%	1.56%	1.54%	1.58%	1.58%
Expenses (including short sales expenses, before waiver/reimbursement)	2.49	% ††	2.70%	2.81%	2.61%	2.27%	2.50%
Short sale expenses	1.08	% ††	1.17%	1.25%	1.07%	0.69%	0.92%
Portfolio turnover rate	82%		163%	128%	140%	145%	117%
Net assets at end of period (in 000’s)	$2,007		$1,357	$594	$151	$121	$81

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$8.63		$9.76	$7.93	$7.62	$7.12	$6.30

Net investment income (loss) (a)	(0.04)		(0.12)	(0.09)	(0.04)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	0.57		1.43	2.45	0.98	0.55	0.88

Total from investment operations	0.53		1.31	2.36	0.94	0.50	0.82

Less dividends and distributions:
From net investment income	—		—	(0.00)‡	—	(0.00)‡	—
From net realized gain on investments	(1.47)		(2.44)	(0.53)	(0.63)	—	—

Total dividends and distributions	(1.47)		(2.44)	(0.53)	(0.63)	(0.00)‡	—

Net asset value at end of period	$7.69		$8.63	$9.76	$7.93	$7.62	$7.12

Total investment return (b)	6.48	% (c)	16.68%	31.91%	13.42%	7.05%	13.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.96	%)††	(1.43%)	(1.03%)	(0.56%)	(0.63%)	(0.87%)
Net expenses (excluding short sale expenses)	2.16	% ††	2.28%	2.31%	2.30%	2.32%	2.34%
Expenses (including short sales expenses, before waiver/reimbursement)	3.24	% ††	3.42%	3.58%	3.36%	3.02%	3.23%
Short sale expenses	1.08	% ††	1.14%	1.27%	1.06%	0.70%	0.89%
Portfolio turnover rate	82%		163%	128%	140%	145%	117%
Net assets at end of period (in 000’s)	$27,000		$6,229	$1,190	$451	$379	$289

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$9.41		$10.34	$8.32	$7.92	$7.33	$6.43

Net investment income (loss) (a)	0.01		(0.01)	0.04	0.05	0.05	0.02
Net realized and unrealized gain (loss) on investments	0.61		1.53	2.56	1.02	0.57	0.91

Total from investment operations	0.62		1.52	2.60	1.07	0.62	0.93

Less dividends and distributions:
From net investment income	—		(0.01)	(0.05)	(0.04)	(0.03)	(0.03)
From net realized gain on investments	(1.47)		(2.44)	(0.53)	(0.63)	—	—

Total dividends and distributions	(1.47)		(2.45)	(0.58)	(0.67)	(0.03)	(0.03)

Net asset value at end of period	$8.56		$9.41	$10.34	$8.32	$7.92	$7.33

Total investment return (b)	6.95	% (c)	18.13%	33.60%	14.76%	8.42%	14.53%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.22	% ††	(0.09%)	0.44%	0.69%	0.61%	0.33%
Net expenses (excluding short sale expenses)	1.06	% ††	1.05%	1.05%	1.06%	1.09%	1.09%
Expenses (including short sales expenses, before waiver/reimbursement)	2.13	% ††	2.24%	2.32%	2.12%	1.79%	2.01%
Short sale expenses	1.07	% ††	1.19%	1.27%	1.06%	0.70%	0.92%
Portfolio turnover rate	82%		163%	128%	140%	145%	117%
Net assets at end of period (in 000’s)	$527,319		$509,379	$476,871	$461,366	$380,953	$334,987

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

26	MainStay U.S. Equity Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). At a meeting of the Board of Trustees (“the Board”) of the Trust on December 10-12, 2012, the Board approved a change to the name of the MainStay 130/30 Core Fund, and modifications to its principal investment strategies. Accordingly, effective February 28, 2013, the MainStay 130/30 Core Fund’s name changed to MainStay U.S. Equity Opportunities Fund (the “Fund”). The Fund is the successor of a series of Eclipse Funds Inc., the MainStay 130/30 Core Fund (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the Predecessor Fund. These financial statements and notes relate to the Fund, a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Class A, Class C and Class I shares commenced operations on June 29, 2007. Investor Class shares commenced operations on February 28, 2008.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally

4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with

27

Notes to Financial Statements (Unaudited) (continued)

investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund held a security with a value of ($6,582) that was fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B) Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or

28	MainStay U.S. Equity Opportunities Fund

expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2015, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D) Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I) Securities Sold Short.  The Fund engages in sales of securities it does not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged

29

Notes to Financial Statements (Unaudited) (continued)

investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(J) Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2015, the Fund did not hold any rights.

(L) Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(M) Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(N) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the Subadvisor’s services.

30	MainStay U.S. Equity Opportunities Fund

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at a 1.00% annual rate of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares of 1.50%. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2016 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages:1.60% for Investor Class and 2.35% for Class C, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $2,824,365.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $23,119 and $2,615, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $1,999.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$1,453
Investor Class	942
Class C	9,046
Class I	21,098

(E) Small Account Fee.   Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$39,344,960
Long-Term Capital Gain	64,087,203
Total	$103,432,163

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

31

Notes to Financial Statements (Unaudited) (continued)

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities, other than short-term securities, were $666,302 and $606,115, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	5,491,955	$47,020,893
Shares issued to shareholders in reinvestment of dividends and distributions	361,897	3,018,218
Shares redeemed	(1,026,688)	(8,916,022)

Net increase (decrease) in shares outstanding before conversion	4,827,164	41,123,089
Shares converted into Class A (See Note 1)	32,047	273,096
Shares converted from Class A (See Note 1)	(12,230)	(103,712)

Net increase (decrease)	4,846,981	$41,292,473

Year ended October 31, 2014:
Shares sold	1,901,955	$17,064,956
Shares issued to shareholders in reinvestment of dividends and distributions	81,064	664,723
Shares redeemed	(262,197)	(2,339,284)

Net increase (decrease) in shares outstanding before conversion	1,720,822	15,390,395
Shares converted into Class A (See Note 1)	11,343	100,419
Shares converted from Class A (See Note 1)	(6,568)	(59,210)

Net increase (decrease)	1,725,597	$15,431,604

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	123,414	$1,051,463
Shares issued to shareholders in reinvestment of dividends and distributions	28,454	234,462
Shares redeemed	(39,291)	(328,799)

Net increase (decrease) in shares outstanding before conversion	112,577	957,126
Shares converted into Investor Class (See Note 1)	12,376	103,712
Shares converted from Investor Class (See Note 1)	(32,407)	(273,096)

Net increase (decrease)	92,546	$787,742

Year ended October 31, 2014:
Shares sold	115,833	$1,021,515
Shares issued to shareholders in reinvestment of dividends and distributions	18,469	150,340
Shares redeemed	(41,171)	(359,590)

Net increase (decrease) in shares outstanding before conversion	93,131	812,265
Shares converted into Investor Class (See Note 1)	6,625	59,210
Shares converted from Investor Class (See Note 1)	(11,431)	(100,419)

Net increase (decrease)	88,325	$771,056

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	2,974,707	$22,935,673
Shares issued to shareholders in reinvestment of dividends and distributions	122,336	924,861
Shares redeemed	(307,127)	(2,373,343)

Net increase (decrease)	2,789,916	$21,487,191

Year ended October 31, 2014:
Shares sold	654,778	$5,466,855
Shares issued to shareholders in reinvestment of dividends and distributions	16,447	125,495
Shares redeemed	(71,532)	(591,803)

Net increase (decrease)	599,693	$5,000,547

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	11,275,617	$95,922,907
Shares issued to shareholders in reinvestment of dividends and distributions	9,068,762	76,086,917
Shares redeemed	(12,895,115)	(113,000,611)

Net increase (decrease)	7,449,264	$59,009,213

Year ended October 31, 2014:
Shares sold	14,180,940	$126,442,218
Shares issued to shareholders in reinvestment of dividends and distributions	12,434,253	102,209,557
Shares redeemed	(18,616,907)	(169,110,008)

Net increase (decrease)	7,998,286	$59,541,767

32	MainStay U.S. Equity Opportunities Fund

Note 9–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named The MainStay Funds as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”). On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint.

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. A decision has not been issued.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay U.S. Equity Opportunities Fund	$45,424	$44,515

At this stage of the proceedings it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset values.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay U.S. Equity Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone Holdings from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Cornerstone Holdings and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Cornerstone Holdings provides to the Fund. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to

34	MainStay U.S. Equity Opportunities Fund

the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis, and with the Board’s Alternative and Closed-End Funds Oversight Committee that occur regularly with respect to the Fund. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no

36	MainStay U.S. Equity Opportunities Fund

minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

37

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC their proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

38	MainStay U.S. Equity Opportunities Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1651782 MS139-15	MSUER10-06/15 NL0C2

MainStay High Yield Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (800-624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (12/14/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.41 0.09%	–4.68 –0.19%	5.48 6.46%	8.67 9.35%	1.50 1.50%
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.46 0.04	–4.63 –0.14	5.51 6.48	8.64 9.32	1.46 1.46
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–1.27 –0.33	–1.80 –0.89	5.69 5.69	8.51 8.51	2.21 2.21
Class I Shares	No Sales Charge		0.13	0.06	6.71	9.61	1.25

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
BofA Merrill Lynch U.S. High Yield Master II Constrained Index[4]	1.52%	2.58%	8.16%	8.73%
Average Lipper High Yield Fund[5]	1.00	1.36	7.27	7.07

4.	The BofA Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. The BofA Merrill Lynch U.S. High Yield Master II Constrained Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The average Lipper high yield fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,000.90	$9.62	$1,015.20	$9.69

Investor Class Shares	$1,000.00	$1,000.40	$9.32	$1,015.50	$9.39

Class C Shares	$1,000.00	$996.70	$12.97	$1,011.80	$13.07

Class I Shares	$1,000.00	$1,001.30	$8.39	$1,016.40	$8.45

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.94% for Class A, 1.88% for Investor Class, 2.62% for Class C and 1.69% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of April 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2015 (excluding short-term investment) (Unaudited)

1.	Sprint Capital Corp., 6.875%–8.75%, due 11/15/28–3/15/32
2.	ArcelorMittal, 7.50%–7.75%, due 10/15/39–3/1/41
3.	Ford Motor Co.
4.	Reynolds Group Issuer, Inc., 8.25%–9.875%, due 5/15/18–2/15/21
5.	MGM Resorts International, 6.75%–8.625%, due 2/1/19–10/1/20
6.	T-Mobile USA, Inc., 6.125%–6.625%, due 4/28/20–1/15/22
7.	Valeant Pharmaceuticals International, Inc., 5.625%–7.50%, due 7/15/21–4/15/25
8.	HCA, Inc., 5.00%–5.375%, due 3/15/24–2/1/25
9.	Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp., 5.875%–6.00%, due 8/1/20–2/1/22
10.	Intelsat Luxembourg S.A., 7.75%–8.125%, due 6/1/21–6/1/23

Top Five Short Positions as of April 30, 2015 (Unaudited)

1.	United States Treasury Note, 0.375%, due 5/31/16
2.	Williams Partners, L.P. / ACMP Finance Corp., 4.875%, due 5/15/23
3.	Rice Energy, Inc., 6.25%, due 5/1/22
4.	Levi Strauss & Co., 7.625%, due 5/15/20
5.	Time Warner Cable, Inc., 8.75%, due 2/14/19

8	MainStay High Yield Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, Michael Kimble, CFA, and Taylor Wagenseil of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Opportunities Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay High Yield Opportunities Fund returned 0.09% for Class A shares, 0.04% for Investor Class shares and –0.33% for Class C shares for the six months ended April 30, 2015. Over the same period, Class I shares returned 0.13%. For the six months ended April 30, 2015, all share classes underperformed the 1.52% return of the BofA Merrill Lynch U.S. High Yield Master II Constrained Index,1 which is the Fund’s broad-based securities-market index, and the 1.00% return of the Average Lipper2 High Yield Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

At the beginning of the reporting period, high-yield credit spreads3 generally widened, largely driven by volatility in the energy sector. This had a negative impact on the Fund’s relative performance, given the Fund’s exposure to the energy sector. The energy sector made up about 15% of the high-yield bond market during the reporting period, so the dramatic price swings in oil and gas in the fourth quarter of 2014 had a material effect on the high-yield bond market as a whole and on the Fund as well. Midway through the reporting period, the high-yield corporate bond market started to firm up as energy prices stabilized and started to drift higher.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund was invested in currency forwards, which were used to hedge non-dollar exposure. These forwards had a positive impact on the Fund’s performance.

What was the Fund’s duration4 strategy during the reporting period?

At the end of the reporting period, the Fund’s effective duration was approximately 4.5 years, which was in line with the duration of the BofA Merrill Lynch U.S. High Yield Master II Constrained Index. Our strategy was to have the Fund’s spread duration in line with the Index while slightly minimizing rate exposure with a short position in two-year U.S. Treasury securities.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Several developments had an impact on the Fund’s positioning during the reporting period. Among these developments were inconsistent economic data, the energy sell-off and a flattening yield curve.5 Nevertheless, we did not make any major changes to the Fund’s positioning. During the reporting period, we moderately increased the Fund’s spread duration and we reduced the Fund’s exposure to emerging markets because we believed that idiosyncratic risks had bubbled up in that sector.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

At the beginning of the reporting period, we believed that investor sentiment was fragile, as capital flight benefited global sovereigns while riskier credit-sensitive assets did not perform as well. Positions in more defensive sectors such as capital goods and healthcare performed well, while the Fund’s positions in commodity-based sectors—such as energy and metals & mining, which experienced elevated price volatility during the reporting period—detracted from the Fund’s relative performance. With the exception of some specific issues in the energy sector, we believed that the fundamental underpinnings of the high-yield corporate bond issuer base remained in excellent shape. We anticipated that spreads could compress from current levels, which we believed would continue to benefit high-yield corporate bonds.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund purchased a new issue of discount retailer Dollar Tree. The bonds were issued to finance the acquisition of Family Dollar by Dollar Tree. We felt that this acquisition would improve Dollar Tree’s operational efficiency and the new issue was attractive from a relative value perspective. The Fund also purchased bonds of casino operator Isle of Capri, the proceeds of which were used to refinance existing debt. The company’s results have improved as customer visits increased amid better economic conditions.

1.	See footnote on page 6 for more information on the BofA Merrill Lynch U.S. High Yield Master II Constrained Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

9

The Fund sold out of its position in Belgian insurance company Ageas Hybrid Financing S.A. and its position in junior subordinated notes of German bank Deutsche Postbank Funding Trust. As the noise surrounding a potential Greek exit from the Euro zone rose, we sold these notes to reduce our weighting to the region’s financial sector. We believed that a Greek exit would have negative ramifications for Euro zone financial companies; and since these two notes were trading at a relatively tight spread, we felt that the sales were prudent.

How did the Fund’s industry weightings change during the reporting period?

During the reporting period, there were no material changes to the industry weightings in the Fund. The Fund’s top five industries continued to be service, energy (though underweight relative to the BofA Merrill Lynch U.S. High Yield Master II Constrained Index), banking, basic industry and capital goods.

How was the Fund positioned at the end of the reporting period?

In spite of volatility in the markets, our baseline view on Federal Reserve policy, economic fundamentals and valuations within the credit markets did not change. We believe that economic growth will continue to be moderate while the Federal Reserve remains highly accommodative. Even so, we believe that it’s increasingly likely that the Federal Open Market Committee will raise the federal funds target rate in the coming months. Our central belief is that monetary policy plays a critical role in the creation of credit and that the Federal Reserve has the ability to control monetary policy through its influence on short-term interest rates.

As of April 30, 2015, the Fund maintained an overweight position relative to the BofA Merrill Lynch U.S. High Yield Master II Constrained Index in basic industries, banking and capital goods. As of the same date, the Fund held underweight positions relative to the Index in energy and health care.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Opportunities Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 119.7%† Asset-Backed Securities 1.8%
Home Equity 1.6%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.234%, due 10/25/36 (a)	$1,718,893	$1,560,938
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.244%, due 5/25/37 (a)	322,386	202,990
First NLC Trust Series 2007-1, Class A1 0.244%, due 8/25/37 (a)(b)	1,001,800	565,245
GSAA Home Equity Trust Series 2006-14, Class A1 0.224%, due 9/25/36 (a)	440,322	233,806
Series 2006-18, Class AV1 0.244%, due 11/25/36 (a)	106,521	46,813
Series 2007-5, Class 2A1A 0.294%, due 4/25/47 (a)	386,096	312,121
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.304%, due 4/25/37 (a)	322,359	308,812
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.274%, due 4/25/37 (a)	534,659	525,926
JP Morgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 0.274%, due 3/25/47 (a)	496,051	307,870
Series 2007-CH2, Class AF2 5.437%, due 1/25/37 (c)	1,251,933	950,910
Morgan Stanley ABS Capital I, Inc.
Series 2006-HE6, Class A2B 0.274%, due 9/25/36 (a)	895,253	501,525
Series 2006-HE8, Class A2B 0.274%, due 10/25/36 (a)	213,643	132,783
Series 2007-NC2, Class A2FP 0.324%, due 2/25/37 (a)	1,679,238	1,007,741
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37 (c)	3,266,405	1,729,401
Securitized Asset Backed Receivables LLC Trust Series 2006-FR4, Class A2A 0.254%, due 8/25/36 (a)	2,963,415	1,292,185
Series 2007-BR4, Class A2A 0.264%, due 5/25/37 (a)	1,043,886	680,600

	Principal Amount	Value

Home Equity (continued)
Soundview Home Equity Loan Trust Series 2007-OPT1, Class 2A1 0.254%, due 6/25/37 (a)	$1,223,902	$731,585
Series 2006-EQ2, Class A2 0.284%, due 1/25/37 (a)	1,796,277	1,233,392
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.284%, due 9/25/37 (a)	2,288,565	1,130,856

		13,455,499

Student Loans 0.2%
KeyCorp Student Loan Trust Series 2000-A, Class A2 0.582%, due 5/25/29 (a)	1,961,430	1,903,510

Total Asset-Backed Securities (Cost $18,963,825)		15,359,009

Corporate Bonds 108.4%
Aerospace & Defense 2.8%
Ducommun, Inc. 9.75%, due 7/15/18 (d)	2,630,000	2,787,800
KLX, Inc. 5.875%, due 12/1/22 (b)	6,825,000	6,876,188
Orbital ATK, Inc. 5.25%, due 10/1/21 (b)	7,200,000	7,452,000
TransDigm, Inc. 6.00%, due 7/15/22	6,765,000	6,807,281

		23,923,269

Airlines 2.0%
America West Airlines Pass-Through Trust Series 2000-1, Class G 8.057%, due 1/2/22	1,171,068	1,352,583
American Airlines Group, Inc. 4.625%, due 3/1/20 (b)	4,750,000	4,684,688
Continental Airlines, Inc. Series 2003-ERJ1 7.875%, due 1/2/20	1,495,366	1,579,406
Series 2004-ERJ1 9.558%, due 3/1/21	3,331,561	3,698,032
Series 2005-ERJ1 9.798%, due 10/1/22	917,939	1,030,386
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	800,047	920,054

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount		Value

Corporate Bonds (continued)
Airlines (continued)
U.S. Airways Group, Inc. 6.125%, due 6/1/18 (d)		$2,000,000	$2,103,750
Series A 6.25%, due 10/22/24		741,765	843,757
UAL 2009-2B Pass-Through Trust 12.00%, due 7/15/17 (b)		1,257,634	1,342,524

			17,555,180

Auto Manufacturers 2.1%
Ford Holdings LLC 9.30%, due 3/1/30 (d)		2,475,000	3,768,762
9.375%, due 3/1/20		210,000	267,907
♦ Ford Motor Co. 7.50%, due 8/1/26		255,000	328,002
8.90%, due 1/15/32 (d)		410,000	586,536
9.98%, due 2/15/47 (d)		2,000,000	3,158,224
Navistar International Corp. 8.25%, due 11/1/21 (d)		9,995,000	9,882,556

			17,991,987

Auto Parts & Equipment 2.0%
Dana Holding Corp. 5.375%, due 9/15/21 (d)		4,645,000	4,830,800
MPG Holdco I, Inc. 7.375%, due 10/15/22 (b)		3,405,000	3,626,325
Schaeffler Finance B.V. 4.75%, due 5/15/21 (b)		6,880,000	7,034,800
ZF North America Capital, Inc. 4.75%, due 4/29/25 (b)		2,220,000	2,225,550

			17,717,475

Banks 10.8%
Banco de Bogota S.A. 5.375%, due 2/19/23 (b)		5,800,000	6,047,660
Banco do Brasil S.A. 5.875%, due 1/26/22 (b)		2,840,000	2,860,448
5.875%, due 1/19/23 (b)		2,860,000	2,902,042
Bank of America Corp. 8.00%, due 7/29/49 (a)(d)		504,000	538,650
Barclays PLC 6.50%, due 12/29/49 (a)	EUR	9,000,000	10,277,202
Citigroup, Inc. 6.30%, due 12/29/49 (a)		$8,750,000	8,853,250
Credit Agricole S.A. 7.875%, due 1/29/49 (a)(b)		6,000,000	6,415,968
Dresdner Funding Trust I 8.151%, due 6/30/31 (b)		5,500,000	6,881,875
HSBC Holdings PLC 6.375%, due 12/29/49 (a)(d)		6,500,000	6,721,000
ICICI Bank, Ltd. Series Reg S 6.375%, due 4/30/22 (a)		4,650,000	4,847,625

	Principal Amount		Value

Banks (continued)
Industrial Senior Trust 5.50%, due 11/1/22 (b)		$7,500,000	$7,391,250
Lloyds Banking Group PLC 7.50%, due 4/30/49 (a)		2,650,000	2,828,875
National Capital Trust I Series Reg S 5.62%, due 9/29/49 (a)	GBP	5,000,000	8,233,538
Sberbank of Russia Via SB Capital S.A. Series Reg S 5.125%, due 10/29/22		$6,800,000	5,644,000
VTB Bank OJSC Via VTB Capital S.A. 6.95%, due 10/17/22 (b)		7,000,000	6,416,060
Wachovia Capital Trust III 5.57%, due 3/29/49 (a)		1,000,000	996,250
Wells Fargo & Co. 5.90%, due 12/29/49 (a)		6,075,000	6,363,563

			94,219,256

Building Materials 1.6%
Associated Materials LLC / AMH New Finance, Inc. 9.125%, due 11/1/17		5,800,000	4,930,000
Cemex Finance LLC 6.00%, due 4/1/24 (b)		5,350,000	5,486,960
USG Corp. 5.875%, due 11/1/21 (b)		3,125,000	3,351,563

			13,768,523

Chemicals 1.4%
Axalta Coating Systems U.S. Holdings, Inc. / Axalta Coating Systems Dutch Holding B.V. 7.375%, due 5/1/21 (b)		2,000,000	2,170,000
Hexion, Inc. 6.625%, due 4/15/20 (d)		645,000	603,075
8.875%, due 2/1/18 (d)		6,075,000	5,414,344
Huntsman International LLC 4.25%, due 4/1/25 (b)	EUR	200,000	221,763
8.625%, due 3/15/21		$1,201,000	1,273,060
Momentive Performance Materials, Inc. 4.69%, due 4/24/22 (d)		2,510,000	2,120,950
Momentive Performance Materials, Inc. (Escrow Claim Shares) 10.00%, due 10/15/20 (e)(f)(g)(h)		2,510,000	3

			11,803,195

Coal 0.5%
Alpha Natural Resources, Inc. 7.50%, due 8/1/20 (b)		5,677,000	2,072,105
Arch Coal, Inc.
7.00%, due 6/15/19		3,475,000	764,500
7.25%, due 10/1/20		571,000	198,422
7.25%, due 6/15/21		1,245,000	267,675

12	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Coal (continued)
Peabody Energy Corp. 6.00%, due 11/15/18	$1,695,000	$1,335,872

		4,638,574

Commercial Services 2.9%
Ashtead Capital, Inc. 6.50%, due 7/15/22 (b)	2,740,000	2,933,526
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.125%, due 6/1/22 (b)	800,000	807,000
5.50%, due 4/1/23 (d)	5,810,000	5,924,399
Hertz Corp. (The) 6.25%, due 10/15/22	750,000	776,250
7.375%, due 1/15/21	3,345,000	3,520,612
Service Corp. International 5.375%, due 5/15/24 (d)	3,530,000	3,750,625
United Rentals North America, Inc. 5.50%, due 7/15/25	960,000	972,528
6.125%, due 6/15/23	4,285,000	4,491,751
7.375%, due 5/15/20	975,000	1,051,333
7.625%, due 4/15/22	955,000	1,052,888

		25,280,912

Computers 2.2%
NCR Corp. 6.375%, due 12/15/23 (d)	9,230,000	9,714,575
SunGard Data Systems, Inc. 6.625%, due 11/1/19 (d)	6,135,000	6,395,737
7.625%, due 11/15/20 (d)	2,507,000	2,651,153

		18,761,465

Cosmetics & Personal Care 0.6%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (b)	5,020,000	5,421,600

Diversified Financial Services 1.2%
Glen Meadow Pass-through Trust 6.505%, due 2/12/67 (a)(b)	11,000,000	10,285,000

Electric 1.2%
Calpine Corp. 5.75%, due 1/15/25 (d)	10,490,000	10,542,975

Entertainment 3.0%
Isle of Capri Casinos, Inc. 5.875%, due 3/15/21 (b)	1,712,000	1,767,640
5.875%, due 3/15/21	361,000	372,733
8.875%, due 6/15/20 (d)	6,150,000	6,734,250

	Principal Amount		Value

Entertainment (continued)
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21 (d)		$3,800,000	$4,056,500
Pinnacle Entertainment, Inc. 7.75%, due 4/1/22 (d)		6,255,000	6,927,412
Scientific Games International, Inc. 10.00%, due 12/1/22 (b)		6,700,000	6,214,250

			26,072,785

Finance—Auto Loans 0.6%
Ally Financial, Inc. 8.00%, due 11/1/31 (d)		4,261,000	5,398,799

Finance—Consumer Loans 2.8%
Navient Corp. 7.25%, due 1/25/22 (d)		650,000	689,000
8.00%, due 3/25/20 (d)		6,000,000	6,682,440
OneMain Financial Holdings, Inc. 7.25%, due 12/15/21 (b)		5,650,000	5,981,655
Springleaf Finance Corp. 6.00%, due 6/1/20 (d)		6,920,000	7,075,700
7.75%, due 10/1/21 (d)		3,270,000	3,597,000

			24,025,795

Finance—Other Services 1.8%
Ausdrill Finance Pty, Ltd. 6.875%, due 11/1/19 (b)		2,740,000	2,274,200
♦ Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.875%, due 2/1/22 (d)		1,695,000	1,752,037
6.00%, due 8/1/20 (d)		11,100,000	11,671,095

			15,697,332

Food 3.0%
HJ Heinz Co. 4.875%, due 2/15/25 (b)		3,635,000	3,969,420
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (b)		4,775,000	4,763,063
Pilgrim’s Pride Corp. 5.75%, due 3/15/25 (b)		3,215,000	3,295,375
Premier Foods Finance PLC Series Reg S 6.50%, due 3/15/21	GBP	6,100,000	8,836,800
Smithfield Foods, Inc. 6.625%, due 8/15/22 (d)		$5,085,000	5,479,087

			26,343,745

Forest Products & Paper 0.4%
Stora Enso OYJ 7.25%, due 4/15/36 (b)		3,000,000	3,375,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Hand & Machine Tools 0.9%
Mcron Finance Sub LLC / Mcron Finance Corp. 8.375%, due 5/15/19 (b)	$4,320,000	$4,590,000
Milacron LLC / Mcron Finance Corp. 7.75%, due 2/15/21 (b)	3,500,000	3,640,000

		8,230,000

Health Care—Products 2.5%
Alere, Inc. 6.50%, due 6/15/20 (d)	4,865,000	5,059,600
7.25%, due 7/1/18	1,461,000	1,550,486
8.625%, due 10/1/18 (d)	1,240,000	1,286,500
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 10.50%, due 11/1/18 (d)	3,200,000	3,444,000
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC 5.75%, due 8/1/22 (b)	10,145,000	10,500,075

		21,840,661

Health Care—Services 4.4%
CHS / Community Health Systems, Inc. 6.875%, due 2/1/22 (d)	9,750,000	10,347,187
♦ HCA, Inc. 5.00%, due 3/15/24 (d)	10,000,000	10,627,000
5.375%, due 2/1/25	2,915,000	3,060,750
MPH Acquisition Holdings LLC 6.625%, due 4/1/22 (b)	6,160,000	6,468,062
Tenet Healthcare Corp. 8.125%, due 4/1/22	6,695,000	7,305,919

		37,808,918

Holding Company—Diversified 0.3%
Stena AB 7.00%, due 2/1/24 (b)	2,630,000	2,524,800

Home Builders 3.5%
Beazer Homes USA, Inc. 5.75%, due 6/15/19 (d)	2,030,000	1,999,550
7.25%, due 2/1/23 (d)	2,720,000	2,652,000
8.125%, due 6/15/16 (d)	4,000,000	4,230,000
K Hovnanian Enterprises, Inc. 7.00%, due 1/15/19 (b)	2,350,000	2,244,250
7.25%, due 10/15/20 (b)	6,080,000	6,368,800
PulteGroup, Inc. 7.875%, due 6/15/32 (d)	5,295,000	6,168,675
TRI Pointe Holdings, Inc. 5.875%, due 6/15/24 (b)	6,690,000	6,598,012

		30,261,287

	Principal Amount	Value

Insurance 4.1%
American International Group, Inc. 8.175%, due 5/15/68 (a)(d)	$4,000,000	$5,540,000
Genworth Holdings, Inc. 6.15%, due 11/15/66 (a)(d)	11,906,000	7,500,780
Liberty Mutual Group, Inc. 7.80%, due 3/7/87 (b)	3,000,000	3,690,300
10.75%, due 6/15/88 (a)(b)	2,000,000	3,060,000
Lincoln National Corp. 6.05%, due 4/20/67 (a)(d)	3,000,000	2,865,000
7.00%, due 5/17/66 (a)(d)	3,840,000	3,676,800
Oil Insurance, Ltd. 3.255%, due 12/29/49 (a)(b)	3,250,000	2,795,000
Pacific Life Insurance Co. 7.90%, due 12/30/23 (b)	2,000,000	2,624,266
9.25%, due 6/15/39 (b)	1,000,000	1,533,910
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (a)(b)	2,500,000	2,612,500

		35,898,556

Iron & Steel 4.8%
AK Steel Corp. 7.625%, due 10/1/21 (d)	3,530,000	2,912,250
8.375%, due 4/1/22 (d)	2,700,000	2,322,000
♦ ArcelorMittal 7.50%, due 3/1/41 (d)	8,105,000	8,287,362
7.75%, due 10/15/39	13,935,000	14,387,886
Severstal OAO Via Steel Capital S.A. 5.90%, due 10/17/22 (b)	7,750,000	7,276,475
United States Steel Corp. 7.00%, due 2/1/18 (d)	2,145,000	2,279,063
7.375%, due 4/1/20 (d)	2,855,000	2,983,475
7.50%, due 3/15/22 (d)	1,400,000	1,433,250

		41,881,761

Lodging 3.0%
Caesars Entertainment Operating Co., Inc. 9.00%, due 2/15/20 (h)	2,275,000	1,746,062
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Properties 8.00%, due 10/1/20	3,475,000	3,475,000
♦ MGM Resorts International 6.75%, due 10/1/20 (d)	10,859,000	11,686,998
8.625%, due 2/1/19 (d)	3,975,000	4,576,219
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, due 3/1/25 (b)	4,600,000	4,617,250

		26,101,529

14	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Machinery—Construction & Mining 0.9%
Terex Corp. 6.00%, due 5/15/21	$6,620,000	$6,719,300
6.50%, due 4/1/20 (d)	750,000	783,750

		7,503,050

Machinery—Diversified 0.5%
Zebra Technologies Corp. 7.25%, due 10/15/22 (b)	3,640,000	3,931,200

Media 3.5%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.75%, due 1/15/24 (d)	6,680,000	6,763,500
Clear Channel Worldwide Holdings, Inc. Series A 7.625%, due 3/15/20	559,000	584,155
Series B 6.50%, due 11/15/22	1,000,000	1,057,500
7.625%, due 3/15/20 (d)	5,147,000	5,417,217
DISH DBS Corp. 6.75%, due 6/1/21 (d)	5,120,000	5,421,210
iHeartCommunications, Inc. 9.00%, due 3/1/21 (d)	11,675,000	11,193,406

		30,436,988

Mining 1.5%
Aleris International, Inc. 6.00%, due 6/1/20 (b)(e)(f)(g)	11,797	10,268
7.625%, due 2/15/18 (d)	3,755,000	3,877,038
7.875%, due 11/1/20 (d)	4,375,000	4,518,237
Vedanta Resources PLC 8.25%, due 6/7/21 (b)	4,215,000	4,193,925

		12,599,468

Miscellaneous—Manufacturing 1.9%
Bombardier, Inc. 6.00%, due 10/15/22 (b)	740,000	695,600
6.125%, due 1/15/23 (b)	2,700,000	2,580,390
7.75%, due 3/15/20 (b)	2,995,000	3,166,763
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (b)	9,355,000	8,723,538
Textron Financial Corp. 6.00%, due 2/15/67 (a)(b)	1,010,000	903,950

		16,070,241

Oil & Gas 8.5%
Berry Petroleum Co. LLC 6.375%, due 9/15/22 (d)	7,995,000	6,575,887
California Resources Corp. 6.00%, due 11/15/24	5,455,000	5,127,700

	Principal Amount		Value

Oil & Gas (continued)
CHC Helicopter S.A. 9.25%, due 10/15/20		$9,499,500	$8,291,164
CITGO Petroleum Corp. 6.25%, due 8/15/22 (b)		3,915,000	3,826,912
Concho Resources, Inc. 6.50%, due 1/15/22 (d)		2,500,000	2,631,250
EP Energy LLC / Everest Acquisition Finance, Inc. 9.375%, due 5/1/20 (d)		8,020,000	8,581,400
Gazprom Oao Via Gaz Capital S.A. Series Reg S 3.60%, due 2/26/21	EUR	2,000,000	2,082,887
8.625%, due 4/28/34 (b)		$1,900,000	2,161,250
Hilcorp Energy I, L.P. / Hilcorp Finance Co. 7.625%, due 4/15/21 (b)		4,770,000	4,984,650
Linn Energy LLC / Linn Energy Finance Corp. 6.50%, due 9/15/21		1,170,000	953,550
7.75%, due 2/1/21 (d)		2,650,000	2,279,000
8.625%, due 4/15/20		2,640,000	2,404,037
Petrobras Global Finance B.V. 6.25%, due 3/17/24		1,310,000	1,301,616
7.25%, due 3/17/44 (d)		2,960,000	2,907,460
Precision Drilling Corp. 6.50%, due 12/15/21 (d)		2,865,000	2,786,213
6.625%, due 11/15/20 (d)		1,600,000	1,612,000
Samson Investment Co. 9.75%, due 2/15/20 (d)		9,245,000	1,120,956
Sunoco, L.P. / Sunoco Finance Corp. 6.375%, due 4/1/23 (b)		2,435,000	2,532,400
Swift Energy Co. 7.875%, due 3/1/22		2,460,000	1,143,900
8.875%, due 1/15/20 (d)		2,849,000	1,339,030
Whiting Petroleum Corp. 5.75%, due 3/15/21		9,450,000	9,585,891

			74,229,153

Oil & Gas Services 1.9%
Basic Energy Services, Inc. 7.75%, due 2/15/19 (d)		6,710,000	5,737,050
7.75%, due 10/15/22 (d)		2,025,000	1,640,250
CGG S.A. 6.50%, due 6/1/21 (d)		5,550,000	4,495,500
PHI, Inc. 5.25%, due 3/15/19 (d)		5,200,000	5,018,000

			16,890,800

Packaging & Containers 2.7%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 6.00%, due 6/30/21 (b)		1,700,000	1,725,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Packaging & Containers (continued)
Novelis, Inc. 8.75%, due 12/15/20 (d)	$4,865,000	$5,193,388
♦ Reynolds Group Issuer, Inc. 8.25%, due 2/15/21 (d)	2,600,000	2,765,750
8.50%, due 5/15/18 (d)	5,175,000	5,304,375
9.875%, due 8/15/19 (d)	8,066,000	8,595,331

		23,584,344

Pharmaceuticals 1.6%
♦ Valeant Pharmaceuticals International, Inc. 5.625%, due 12/1/21 (b)	5,400,000	5,535,000
6.125%, due 4/15/25 (b)	1,570,000	1,620,044
7.50%, due 7/15/21 (b)	6,530,000	7,085,050

		14,240,094

Pipelines 2.5%
Crestwood Midstream Partners, L.P. / Crestwood Midstream Finance Corp. 6.25%, due 4/1/23 (b)	4,600,000	4,807,000
Georgian Oil and Gas Corp. 6.875%, due 5/16/17 (b)	5,350,000	5,403,500
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 6.25%, due 6/15/22 (d)	1,333,000	1,409,648
6.50%, due 8/15/21	293,000	307,650
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 4.25%, due 11/15/23 (d)	3,000,000	2,925,000
6.875%, due 2/1/21 (d)	5,500,000	5,775,000
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 5.875%, due 10/1/20	1,096,000	1,139,840

		21,767,638

Real Estate Investment Trusts 1.1%
Iron Mountain, Inc. 6.00%, due 8/15/23 (d)	8,600,000	9,159,000

Retail 0.9%
Family Tree Escrow LLC 5.75%, due 3/1/23 (b)	5,335,000	5,601,750
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 5.75%, due 3/1/25 (d)	1,760,000	1,821,600

		7,423,350

Semiconductors 1.0%
Freescale Semiconductor, Inc. 5.00%, due 5/15/21 (b)	3,150,000	3,346,875
6.00%, due 1/15/22 (b)	4,908,000	5,303,094

		8,649,969

	Principal Amount		Value

Software 0.6%
First Data Corp. 10.625%, due 6/15/21 (d)		$4,940,000	$5,605,369

Telecommunications 11.1%
CenturyLink, Inc. 6.75%, due 12/1/23 (d)		5,685,000	6,149,806
Frontier Communications Corp. 6.25%, due 9/15/21 (d)		1,750,000	1,736,875
8.50%, due 4/15/20 (d)		3,500,000	3,876,250
Hughes Satellite Systems Corp. 7.625%, due 6/15/21 (d)		5,601,000	6,245,115
♦ Intelsat Luxembourg S.A. 7.75%, due 6/1/21 (d)		10,584,000	9,724,050
8.125%, due 6/1/23 (d)		3,410,000	3,121,207
♦ Sprint Capital Corp. 6.875%, due 11/15/28 (d)		18,465,000	16,710,825
8.75%, due 3/15/32 (d)		6,685,000	6,852,125
Sprint Communications, Inc. 6.00%, due 11/15/22 (d)		6,325,000	5,977,125
Sprint Corp. 7.875%, due 9/15/23 (d)		3,500,000	3,513,125
♦ T-Mobile USA, Inc. 6.125%, due 1/15/22 (d)		5,225,000	5,388,281
6.542%, due 4/28/20 (d)		8,000,000	8,439,600
6.625%, due 11/15/20 (d)		1,550,000	1,617,813
Telecom Italia Capital S.A. 7.20%, due 7/18/36		710,000	812,950
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (b)		2,990,000	3,038,587
ViaSat, Inc. 6.875%, due 6/15/20		4,030,000	4,285,139
Virgin Media Finance PLC 6.375%, due 10/15/24 (b)	GBP	3,750,000	6,144,795
Windstream Corp. 7.50%, due 4/1/23		$3,000,000	2,842,500

			96,476,168

Transportation 1.8%
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (b)		4,770,000	4,960,800
Hornbeck Offshore Services, Inc. 5.00%, due 3/1/21 (d)		10,695,000	8,903,587
Ukraine Railways via Shortline PLC 9.50%, due 5/21/18 (b)		2,720,000	1,550,384

			15,414,771

Total Corporate Bonds (Cost $951,388,119)			941,351,982

16	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value

Foreign Bonds 5.4%
Banks 2.5%
HBOS Capital Fund L.P. Series A 6.461%, due 11/29/49 (a)	GBP	3,500,000	$5,781,345
ING Groep N.V. 5.14%, due 3/29/49 (a)		5,000,000	7,790,123
Santander UK PLC 4.814%, due 9/28/49 (a)		5,000,000	7,751,748

			21,323,216

Holding Company—Diversified 0.1%
Stena AB Series Reg S 7.875%, due 3/15/20	EUR	1,000,000	1,317,664

Insurance 1.2%
Assicurazioni Generali S.p.A. 6.416%, due 12/29/49 (a)	GBP	6,400,000	10,437,997

Packaging & Containers 1.6%
Ardagh Packaging Finance PLC Series Reg S 9.25%, due 10/15/20	EUR	5,700,000	6,832,261
Rexam PLC 6.75%, due 6/29/67 (a)		6,300,000	7,300,320

			14,132,581

Total Foreign Bonds (Cost $45,701,422)			47,211,458

Loan Assignments 3.3% (i)
Airlines 0.3%
U.S. Airways Group, Inc. New Term Loan B1 3.50%, due 5/23/19		$2,970,000	2,970,532

Auto Parts & Equipment 0.4%
Allison Transmission, Inc. New Term Loan B3 3.50%, due 8/23/19		3,524,520	3,544,345

Computers 0.1%
SunGard Data Systems, Inc. Term Loan E 4.00%, due 3/8/20		593,278	596,801

Entertainment 0.6%
Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20		4,937,500	4,984,816

	Principal Amount	Value

Food Services 0.1%
Aramark Services, Inc. USD Term Loan F 3.25%, due 2/24/21	$861,986	$863,603
Extended Synthetic LOC 2 3.673%, due 7/26/16	57,145	56,859
Extended Synthetic LOC 3 3.673%, due 7/26/16	31,723	31,565

		952,027

Health Care—Products 1.0%
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	9,036,713	9,006,051

Leisure Time 0.2%
ClubCorp Club Operations, Inc. New Term Loan 4.50%, due 7/24/20	1,878,103	1,889,058

Media 0.4%
Charter Communications Operating LLC Term Loan F 3.00%, due 1/3/21	378,720	377,773
Clear Channel Communications, Inc. Term Loan D 6.934%, due 1/30/19	3,127,798	2,986,265

		3,364,038

Mining 0.2%
FMG Resources (August 2006) Pty, Ltd. New Term Loan B 3.75%, due 6/30/19	1,462,725	1,319,703

Real Estate 0.0%‡
Realogy Corp. Extended Letter of Credit 4.524%, due 10/10/16	165,773	164,116

Total Loan Assignments (Cost $28,740,354)		28,791,487

Mortgage-Backed Securities 0.8%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.8%
Banc of America Commercial Mortgage Trust Series 2007-2, Class A4 5.613%, due 4/10/49 (j)	600,000	633,584
Banc of America Commercial Mortgage, Inc. Series 2005-J, Class 1A1 2.496%, due 11/25/35 (j)	453,746	401,631

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Bear Stearns Commercial Mortgage Securities Series 2006-PW14, Class A4 5.201%, due 12/11/38	$590,000	$618,310
CD 2006-CD3 Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	452,847	471,896
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	286,765	271,024
GreenPoint Mortgage Funding Trust Series 2007-AR2, Class 1A1 0.304%, due 4/25/47 (a)	115	115
GS Mortgage Securities Corp. II Series 2007-GG10, Class A4 5.795%, due 8/10/45 (j)	570,539	614,131
IndyMac Index Mortgage Loan Trust Series 2004-AR4, Class 3A 2.386%, due 8/25/34 (j)	485,682	483,326
Series 2005-AR9, Class 4A2 2.463%, due 7/25/35 (j)	1,824,269	1,560,161
Morgan Stanley Mortgage Loan Trust Series 2007-6XS, Class 2A1S 0.284%, due 2/25/47 (a)	820,940	783,468
Structured Asset Securities Corp. Series 2005-11H, Class A2 5.00%, due 6/25/35 (f)	135,434	134,708
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 2.648%, due 7/25/36 (j)	494,865	477,109

		6,449,463

Residential Mortgage (Collateralized Mortgage Obligation) 0.0%‡
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 1.96%, due 11/25/36 (j)	443,265	391,530

Total Mortgage-Backed Securities (Cost $5,849,303)		6,840,993

Total Long-Term Bonds (Cost $1,050,643,023)		1,039,554,929

	Shares	Value

Common Stocks 2.5%
Auto Manufacturers 2.4%
♦ Ford Motor Co. (d)	1,059,000	$16,732,200
General Motors Co.	118,745	4,163,200
Motors Liquidation Co. GUC Trust	19,523	390,460

		21,285,860

Electric 0.1%
Dynegy, Inc. (k)	13,120	436,502

Total Common Stocks (Cost $20,866,370)		21,722,362

Preferred Stock 0.1%
Diversified Financial Services 0.1%
Citigroup Capital XIII 7.875% (a)	40,000	1,035,600

Total Preferred Stock (Cost $1,000,000)		1,035,600

	Number of Warrants
Warrants 0.3%
Auto Manufacturers 0.3%
General Motors Co.
Strike Price $10.00 Expires 7/10/16 (k)	76,519	1,959,652
Strike Price $18.33 Expires 7/10/19 (k)	40,620	705,163

Total Warrants (Cost $2,232,447)		2,664,815

	Principal Amount
Short-Term Investment 1.1%
Repurchase Agreement 1.1%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $9,873,890 (Collateralized by a United States Treasury Note with a rate of 1.50% and a maturity date of 1/31/19, with a Principal Amount of $9,905,000 and a Market Value of $10,074,584)	$9,873,890	9,873,890

Total Short-Term Investment (Cost $9,873,890)		9,873,890

Total Investments, Before Investments Sold Short (Cost $1,084,615,730) (l)	123.7%	1,074,851,596

18	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Long-Term Bonds Sold Short (25.8%) Corporate Bonds Sold Short (2.8%)
Apparel (0.7%)
Levi Strauss & Co. 7.625%, due 5/15/20	$(5,779,000)	$(6,018,828)

Media (0.1%)
Time Warner Cable, Inc. 8.75%, due 2/14/19	(1,000,000)	(1,180,458)

Oil & Gas (0.8%)
Rice Energy, Inc. 6.25%, due 5/1/22	(6,685,000)	(6,718,425)

Pipelines (1.2%)
Williams Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23	(10,115,000)	(10,262,376)

Total Corporate Bonds Sold Short (Proceeds $24,176,281)		(24,180,087)

U.S. Government Security Sold Short (23.0%)
United States Treasury Note 0.375%, due 5/31/16	(200,250,000)	(200,390,776)

Total U.S. Government Security Sold Short (Proceeds $200,222,777)		(200,390,776)

Total Long-Term Bonds Sold Short (Proceeds $224,399,058)		(224,570,863)

Total Investments, Net of Investments Sold Short (Cost $860,216,672)	97.9	850,280,733
Other Assets, Less Liabilities	2.1	18,450,832
Net Assets	100.0%	$868,731,565
‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2015.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown was the rate in effect as of April 30, 2015.

(d)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(K)).

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2015, the total market value of these securities was $10,271, which represented less than one-tenth of a percent of the Fund’s net assets.

(f)	Illiquid security—As of April 30, 2015, the total market value of these securities was $144,979, which represented less than one-tenth of a percent of the Fund’s net assets.

(g)	Restricted security.

(h)	Issue in default.

(i)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of April 30, 2015.

(j)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2015.

(k)	Non-income producing security.

(l)	As of April 30, 2015, cost was $1,084,646,008 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$48,700,671
Gross unrealized depreciation	(58,495,083)

Net unrealized depreciation	$(9,794,412)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

As of April 30, 2015, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	5/7/15	JPMorgan Chase Bank	EUR	30,375,000	$33,584,340	$523,093
Pound Sterling vs. U.S. Dollar	5/7/15	JPMorgan Chase Bank	GBP	36,493,000	56,341,977	(326,178)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Euro vs. U.S. Dollar	5/7/15	JPMorgan Chase Bank	EUR	30,375,000	34,446,986	339,553
Euro vs. U.S. Dollar	7/16/15	JPMorgan Chase Bank		25,513,000	28,457,404	(217,163)
Pound Sterling vs. U.S. Dollar	5/7/15	JPMorgan Chase Bank	GBP	36,493,000	56,043,760	27,961
Pound Sterling vs. U.S. Dollar	7/16/15	JPMorgan Chase Bank		36,502,000	56,357,628	354,939
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$702,205

As of April 30, 2015, the Fund held the following Futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(1,028)	June 2015	$(225,405,064)	$(918,031)

			$(225,405,064)	$(918,031)

1.	As of April 30, 2015, cash in the amount of $724,425 was on deposit with brokers for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2015.

As of April 30, 2015, the Fund held the following centrally cleared credit default swap contract1:

Reference Entity	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	Receive/(Pay) Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Markit iTraxx Europe Crossover Series 23	6/20/2020	Buy	$9,000	(5.00)%	$1,046,207	$(1,067,625)	$(21,418)

As of April 30, 2015, the Fund held the following OTC credit default swap contract:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	Receive/(Pay) Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Staples, Inc. 2.75%, 1/12/18	Credit Suisse First Boston	6/20/2019	Buy	$12,500	(1.00)%	$(722,080)	$54,377	$(667,703)

1.	As of April 30, 2015, cash in the amount of $309,552 was on deposit with a broker for centrally cleared swap agreements.

2.	Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Fund	receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at April 30, 2015.

The following abbreviations are used in the preceding pages:

EUR—Euro

GBP—British Pound Sterling

20	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$15,359,009	$—	$15,359,009
Corporate Bonds (b)	—	941,341,711	10,271	941,351,982
Foreign Bonds	—	47,211,458	—	47,211,458
Loan Assignments (c)	—	28,538,947	252,540	28,791,487
Mortgage-Backed Securities	—	6,840,993	—	6,840,993

Total Long-Term Bonds	—	1,039,292,118	262,811	1,039,554,929

Common Stocks	21,722,362	—	—	21,722,362
Preferred Stock	1,035,600	—	—	1,035,600
Warrants	2,664,815	—	—	2,664,815
Short-Term Investment
Repurchase Agreement	—	9,873,890	—	9,873,890

Total Investments in Securities	25,422,777	1,049,166,008	262,811	1,074,851,596

Other Financial Instruments
Foreign Currency Forward Contracts (d)	—	1,245,546	—	1,245,546

Total Investments in Securities and Other Financial Instruments	$25,422,777	$1,050,411,554	$262,811	$1,076,097,142

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(24,180,087)	$—	$(24,180,087)
U.S. Government Security Sold Short	—	(200,390,776)	—	(200,390,776)

Total Long-Term Bonds Sold Short	—	(224,570,863)	—	(224,570,863)

Other Financial Instruments
Foreign Currency Forward Contracts (d)	—	(543,341)	—	(543,341)
Futures Contracts Short (d)	(918,031)	—	—	(918,031)
Credit Default Swap Contracts (d)	—	(689,121)	—	(689,121)

Total Other Financial Instruments	(918,031)	(1,232,462)	—	(2,150,493)

Total Investments in Securities Sold Short and Other Financial Instruments	$(918,031)	$(225,803,325)	$—	$(226,721,356)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $3 and $10,268 are held in Chemicals and Mining, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	Includes $88,424 and $164,116 of Level 3 securities held in Food Services and Real Estate, respectively, which represent Loan Assignments whose values were obtained from an independent pricing service which utilized significant unobservable inputs to measure each such value as referenced in the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2015 (a)
Long-Term Bonds
Corporate Bonds
Chemicals	$3	$—	$—	$—	$—	$—		$—	$—	$3	$—
Mining	10,025	—	—	243	—	—		—	—	10,268	243
Foreign Bonds
Banks	16,674,293	83,916	1,164,843	(2,695,032)	—	(15,228,020)		—	—	—	—
Loan Assignments
Food Services	88,202	721	—	(499)	—	—		—	—	88,424	(499)
Real Estate	163,068	1,177	20	686	—	(835	) (b)	—	—	164,116	688
Common Stock
Mining	137	—	(465,023)	922,228	—	(457,342)		—	—	—	—

Total	$16,935,728	$85,814	$699,840	$(1,772,374)	$—	$(15,686,197)		$—	$—	$262,811	$432

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Sales include principal reductions.

22	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities before investments sold short, at value (identified cost $1,084,615,730)	$1,074,851,596
Cash	1,734,548
Cash collateral on deposit at broker	1,033,977
Cash denominated in foreign currencies (identified cost $148,102)	224,649
Receivables:
Dividends and interest	18,262,050
Investment securities sold	2,483,130
Fund shares sold	1,727,148
Variation margin on futures contracts	80,311
Premiums paid for OTC swap contracts	722,080
Other assets	56,886
Unrealized appreciation on foreign currency forward contracts	1,245,546

Total assets	1,102,421,921

Liabilities
Investments sold short (proceeds $224,399,058)	224,570,863
Payables:
Fund shares redeemed	2,534,062
Investment securities purchased	2,264,206
Interest on investments sold short	971,765
Manager (See Note 3)	578,986
Transfer agent (See Note 3)	348,486
Broker fees and charges on short sales	343,571
NYLIFE Distributors (See Note 3)	192,856
Professional fees	75,128
Shareholder communication	74,261
Custodian	14,001
Trustees	2,124
Variation margin on centrally cleared swap contract	9,120
Accrued expenses	10,490
Dividend payable	489,393
Unrealized depreciation on foreign currency forward contracts	543,341
Unrealized depreciation on OTC swap contracts	667,703

Total liabilities	233,690,356

Net assets	$868,731,565

Composition of Net Assets
Shares of beneficial interest outstanding (par value $.001 per share) unlimited number of shares authorized	$76,225
Additional paid-in capital	880,107,365

880,183,590
Undistributed net investment income	813,844
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(1,437,574)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	(11,371,286)
Net unrealized appreciation (depreciation) on investments sold short	(171,805)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	714,796

Net assets	$868,731,565

Class A
Net assets applicable to outstanding shares	$337,432,729

Shares of beneficial interest outstanding	29,611,761

Net asset value per share outstanding	$11.40
Maximum sales charge (4.50% of offering price)	0.54

Maximum offering price per share outstanding	$11.94

Investor Class
Net assets applicable to outstanding shares	$5,296,709

Shares of beneficial interest outstanding	467,016

Net asset value per share outstanding	$11.34
Maximum sales charge (4.50% of offering price)	0.53

Maximum offering price per share outstanding	$11.87

Class C
Net assets applicable to outstanding shares	$146,296,291

Shares of beneficial interest outstanding	12,892,302

Net asset value and offering price per share outstanding	$11.35

Class I
Net assets applicable to outstanding shares	$379,705,836

Shares of beneficial interest outstanding	33,253,436

Net asset value and offering price per share outstanding	$11.42

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Interest	$38,406,548
Dividends	438,078

Total income	38,844,626

Expenses
Manager (See Note 3)	3,896,388
Broker fees and charges on short sales	1,937,643
Distribution/Service—Class A (See Note 3)	468,989
Distribution/Service—Investor Class (See Note 3)	6,409
Distribution/Service—Class C (See Note 3)	777,454
Interest on investments sold short	1,178,505
Transfer agent (See Note 3)	1,035,351
Professional fees	66,491
Registration	62,043
Shareholder communication	61,307
Custodian	28,454
Trustees	9,806
Interest expense	167
Miscellaneous	19,891

Total expenses before waiver/reimbursement	9,548,898
Expense waiver/reimbursement from Manager (See Note 3)	(118,879)

Net expenses	9,430,019

Net investment income (loss)	29,414,607

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(10,141,518)
Investments sold short	(454,426)
Futures transactions	(1,631,226)
Swap transactions	(530,152)
Foreign currency transactions	14,605,971

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	1,848,649

Net change in unrealized appreciation (depreciation) on:
Investments	(36,461,483)
Investments sold short	466,374
Futures contracts	112,429
Swap contracts	(226,372)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(3,424,762)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(39,533,814)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(37,685,165)

Net increase (decrease) in net assets resulting from operations	$(8,270,558)

24	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$29,414,607	$67,032,024
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	1,848,649	22,528,919
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(39,533,814)	(39,080,606)

Net increase (decrease) in net assets resulting from operations	(8,270,558)	50,480,337

Dividends and distributions to shareholders:
From net investment income:
Class A	(12,006,982)	(26,749,798)
Investor Class	(169,111)	(258,875)
Class C	(4,484,103)	(8,003,704)
Class I	(14,534,532)	(30,440,700)

	(31,194,728)	(65,453,077)

From net realized gain on investments:
Class A	(10,523,782)	—
Investor Class	(134,780)	—
Class C	(4,256,816)	—
Class I	(12,580,060)	—

	(27,495,438)	—

Total dividends and distributions to shareholders	(58,690,166)	(65,453,077)

Capital share transactions:
Net proceeds from sale of shares	138,165,640	638,448,202
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	50,335,471	55,699,742
Cost of shares redeemed	(434,960,256)	(779,862,287)

Increase (decrease) in net assets derived from capital share transactions	(246,459,145)	(85,714,343)

Net increase (decrease) in net assets	(313,419,869)	(100,687,083)

	2015	2014
Net Assets
Beginning of period	1,182,151,434	1,282,838,517

End of period	$868,731,565	$1,182,151,434

Undistributed net investment income at end of period	$813,844	$2,593,965

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Cash Flows

for the six months ended April 30, 2015 (Unaudited)

Cash flows used in operating activities:
Net decrease in net assets resulting from operations	$(8,270,588)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(104,223,111)
Investments sold	283,731,821
Purchases to cover securities sold short	(77,118,302)
Securities sold short	167,443,920
Purchase of short term investments, net	(7,150,427)
Amortization (accretion) of discount and premium, net	505,072
Decrease in investment securities sold receivable	523,423
Decrease in dividends and interest receivable	4,584,071
Increase in cash collateral on deposit at brokers	(434,532)
Decrease in premiums paid for OTC swap contracts	86,496
Decrease in other assets	16,789
Decrease in receivable for open forward foreign currency contracts	3,263,186
Decrease in investment securities purchased payable	(3,569,612)
Increase in broker fees and charges payable on short sales	59,648
Increase in interest payable for securities sold short	13,837
Increase in variation margin on centrally cleared swap contract	9,120
Increase in professional fees payable	47,966
Increase in custodian payable	9,246
Decrease in shareholder communication payable	(27)
Decrease in due to Trustees	(332)
Decrease in due to manager	(230,066)
Decrease in due to transfer agent	(8,803)
Decrease in due to NYLIFE Distributors	(52,847)
Increase in variation margin on futures contracts	27,814
Increase in payable for open forward foreign currency contracts	320,429
Increase in accrued expenses	777
Net change in unrealized (appreciation) depreciation on OTC swap contracts	204,954
Net change in unrealized (appreciation) depreciation on investments	36,461,483
Net realized (gain) loss from investments	10,141,518
Net change in unrealized (appreciation) depreciation on securities sold short	(466,374)
Net realized (gain) loss from securities sold short	454,426

Net cash provided by operating activities	306,380,975

Cash flows from financing activities:
Proceeds from shares sold	138,327,151
Payment on shares redeemed	(435,064,212)
Cash distributions paid	(8,652,175)

Net cash from financing activities	(305,389,236)

Net increase in cash:	991,739
Cash at beginning of period	967,458

Cash at end of period	$1,959,197

Non cash financing activities not included herein consist of reinvestment of all distributions of $50,335,471.

26	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013		2012		2011		2010
Net asset value at beginning of period	$12.09		$12.22	$11.94		$11.30		$12.05		$10.90

Net investment income (loss) (a)	0.34		0.64	0.68		0.70		0.68		0.82
Net realized and unrealized gain (loss) on investments	(0.47)		(0.22)	0.39		0.75		(0.62)		1.50
Net realized and unrealized gain (loss) on foreign currency transactions	0.11		0.08	(0.06)		0.05		(0.00	)‡	(0.20)

Total from investment operations	(0.02)		0.50	1.01		1.50		0.06		2.12

Less dividends and distributions:
From net investment income	(0.37)		(0.63)	(0.67	)(b)	(0.69)		(0.66)		(0.89)
From net realized gain on investments	(0.30)		—	(0.06)		(0.17)		(0.15)		(0.08)

Total dividends and distributions	(0.67)		(0.63)	(0.73)		(0.86)		(0.81)		(0.97)

Redemption fee (c)	—		—	—		—		—		0.00	‡(a)

Net asset value at end of period	$11.40		$12.09	$12.22		$11.94		$11.30		$12.05

Total investment return (d)	0.09	%(e)	4.12%	8.83%		13.84%		0.49%		20.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.03	%††	5.18%	5.57%		6.13%		5.82%		7.06%
Net expenses (excluding short sale expenses)	1.30	%††	1.27%	1.28	%(f)	1.28	%(f)	1.30	%(f)	1.30%
Expenses (including short sales expenses, before waiver/reimbursement)	1.96	%††	1.50%	1.48%		1.64%		1.75%		2.15%
Short sale expenses	0.64	%††	0.23%	0.20%		0.36%		0.45%		0.66%
Portfolio turnover rate	7%		26%	33%		23%		31%		29%
Net assets at end of period (in 000’s)	$337,433		$455,383	$515,530		$445,818		$416,289		$237,543

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.
(f)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013		2012		2011		2010
Net asset value at beginning of period	$12.04		$12.17	$11.89		$11.26		$12.01		$10.87

Net investment income (loss) (a)	0.35		0.65	0.68		0.70		0.68		0.83
Net realized and unrealized gain (loss) on investments	(0.49)		(0.22)	0.40		0.74		(0.62)		1.48
Net realized and unrealized gain (loss) on foreign currency transactions	0.11		0.08	(0.06)		0.05		(0.00	)‡	(0.20)

Total from investment operations	(0.03)		0.51	1.02		1.49		0.06		2.11

Less dividends and distributions:
From net investment income	(0.37)		(0.64)	(0.68	)(b)	(0.69)		(0.66)		(0.89)
From net realized gain on investments	(0.30)		—	(0.06)		(0.17)		(0.15)		(0.08)

Total dividends and distributions	(0.67)		(0.64)	(0.74)		(0.86)		(0.81)		(0.97)

Redemption fee (c)	—		—	—		—		—		0.00	‡(a)

Net asset value at end of period	$11.34		$12.04	$12.17		$11.89		$11.26		$12.01

Total investment return (d)	0.04	%(e)	4.19%	8.91%		13.83%		0.42%		20.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.15	%††	5.24%	5.60%		6.16%		5.71%		7.24%
Net expenses (excluding short sale expenses)	1.23	%††	1.23%	1.24	%(f)	1.25	%(f)	1.30	%(f)	1.35%
Expenses (including short sales expenses, before waiver/reimbursement)	1.90	%††	1.46%	1.44%		1.61%		1.75%		2.19%
Short sale expenses	0.65	%††	0.23%	0.20%		0.36%		0.45%		0.66%
Portfolio turnover rate	7%		26%	33%		23%		31%		29%
Net assets at end of period (in 000’s)	$5,297		$5,308	$4,646		$2,816		$1,989		$4,467

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.
(f)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

28	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2015*		2014	2013		2012		2011		2010
Net asset value at beginning of period	$12.05		$12.17	$11.89		$11.27		$12.01		$10.88

Net investment income (loss) (a)	0.30		0.55	0.59		0.62		0.59		0.70
Net realized and unrealized gain (loss) on investments	(0.48)		(0.20)	0.40		0.73		(0.61)		1.52
Net realized and unrealized gain (loss) on foreign currency transactions	0.11		0.07	(0.06)		0.05		(0.00	)‡	(0.20)

Total from investment operations	(0.07)		0.42	0.93		1.40		(0.02)		2.02

Less dividends and distributions:
From net investment income	(0.33)		(0.54)	(0.59	)(b)	(0.61)		(0.57)		(0.81)
From net realized gain on investments	(0.30)		—	(0.06)		(0.17)		(0.15)		(0.08)

Total dividends and distributions	(0.63)		(0.54)	(0.65)		(0.78)		(0.72)		(0.89)

Redemption fee (c)	—		—	—		—		—		0.00	‡(a)

Net asset value at end of period	$11.35		$12.05	$12.17		$11.89		$11.27		$12.01

Total investment return (d)	(0.33	%)(e)	3.49%	8.00%		12.97%		(0.16%)		19.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.37	% ††	4.48%	4.86%		5.41%		5.09%		6.07%
Net expenses (excluding short sale expenses)	1.98	% ††	1.98%	1.99	%(f)	2.00	%(f)	2.06	%(f)	2.09%
Expenses (including short sales expenses, before waiver/reimbursement)	2.64	% ††	2.21%	2.19%		2.36%		2.51%		2.94%
Short sale expenses	0.64	% ††	0.23%	0.20%		0.36%		0.45%		0.67%
Portfolio turnover rate	7%		26%	33%		23%		31%		29%
Net assets at end of period (in 000’s)	$146,296		$173,707	$184,556		$172,027		$157,442		$72,327

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.
(f)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013		2012		2011		2010
Net asset value at beginning of period	$12.12		$12.24	$11.96		$11.32		$12.07		$10.92

Net investment income (loss) (a)	0.36		0.67	0.71		0.73		0.71		0.86
Net realized and unrealized gain (loss) on investments	(0.49)		(0.20)	0.39		0.75		(0.62)		1.49
Net realized and unrealized gain (loss) on foreign currency transactions	0.11		0.07	(0.06)		0.05		(0.00	)‡	(0.20)

Total from investment operations	(0.02)		0.54	1.04		1.53		0.09		2.15

Less dividends and distributions:
From net investment income	(0.38)		(0.66)	(0.70	)(b)	(0.72)		(0.69)		(0.92)
From net realized gain on investments	(0.30)		—	(0.06)		(0.17)		(0.15)		(0.08)

Total dividends and distributions	(0.68)		(0.66)	(0.76)		(0.89)		(0.84)		(1.00)

Redemption fee (c)	—		—	—		—		—		0.00	‡(a)

Net asset value at end of period	$11.42		$12.12	$12.24		$11.96		$11.32		$12.07

Total investment return (d)	0.13	% (e)	4.46%	9.09%		14.10%		0.74%		20.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.28	% ††	5.44%	5.82%		6.38%		6.05%		7.51%
Net expenses (excluding short sale expenses)	1.05	% ††	1.02%	1.03	%(f)	1.03	%(f)	1.05	%(f)	1.05%
Expenses (including short sales expenses, before waiver/reimbursement)	1.71	% ††	1.25%	1.23%		1.39%		1.50%		1.89%
Short sale expenses	0.64	% ††	0.23%	0.20%		0.36%		0.45%		0.66%
Portfolio turnover rate	7%		26%	33%		23%		31%		29%
Net assets at end of period (in 000’s)	$379,706		$547,754	$578,106		$513,289		$374,780		$290,900

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Less than $0.01 per share represents a return of capital distribution.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(e)	Total investment return is not annualized.
(f)	Net of waiver/reimbursement and custody fee credit of less than one-tenth of a percent.

30	MainStay High Yield Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay High Yield Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay High Yield Opportunities Fund (the “Predecessor Fund”), a series of Eclipse Funds Inc. (the “Company”). The reorganization of the Predecessor Fund with and into the Fund occurred on May 24, 2013. All information regarding and references to periods prior to May 24, 2013 relate to the Predecessor Fund.

The Fund currently offers four classes of shares. Class A, Class C, and Class I shares commenced operations on December 14, 2007. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

31

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund held securities with a value of $10,271 that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund held Level 3 securities with a value of $252,540 that were valued by utilizing significant unobservable inputs.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers. These securities are generally categorized as Level 2 in the hierarchy.

32	MainStay High Yield Opportunities Fund

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or

33

Notes to Financial Statements (Unaudited) (continued)

bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. Loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2015, the Fund did not hold any unfunded commitments.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Swap Contracts.  The Fund may enter into credit default, interest rate, index and currency exchange rate swap contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instrument. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument, or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swaps agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing, and more types of standardized swaps are expected to be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts

34	MainStay High Yield Opportunities Fund

are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

(K)  Securities Sold Short.  The Fund engages in sales of securities it does not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(L)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The

Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(M)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and

35

Notes to Financial Statements (Unaudited) (continued)

withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2015, the Fund did not hold any rights.

(O)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(P)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(Q)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(R)  Concentration of Risk.  The Fund’s principal investments include high-yield debt securities (sometimes called ‘‘junk bonds’’), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(S)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

(T)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification

36	MainStay High Yield Opportunities Fund

obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(U)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund entered into credit default swap contracts for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit risk. The Fund also invested in foreign currency forward contracts to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$—	$1,245,546	$—	$1,245,546

Total Fair Value		$—	$1,245,546	$—	$1,245,546

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$(918,031)	$(918,031)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	(543,341)	—	(543,341)
Swap Contracts	Unrealized depreciation on swap contracts (b)	(689,121)	—	—	(689,121)

Total Fair Value		$(689,121)	$(543,341)	$(918,031)	$(2,150,493)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only current day’s variation margin of centrally cleared swaps is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$(1,631,226)	$(1,631,226)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	15,457,448	—	15,457,448
Swap Contracts	Net realized gain (loss) on swap transactions	(530,152)	—	—	(530,152)

Total Realized Gain (Loss)		$(530,152)	$15,457,448	$(1,631,226)	$13,296,070

37

Notes to Financial Statements (Unaudited) (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$112,429	$112,429
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	(3,583,615)	—	(3,583,615)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	(226,372)	—	—	(226,372)

Total Change in Unrealized Appreciation (Depreciation)		$(226,372)	$(3,583,615)	$112,429	$(3,697,558)

Average Notional Amount

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Short	$—	$—	$(225,217,667)	$(225,217,667)
Forward Contracts Long	$—	$69,015,881	$—	$69,015,881
Forward Contracts Short	$—	$(180,469,546)	$—	$(180,469,546)
Swap Contracts	$18,500,000	$—	$—	$18,500,000

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $3 billion and 0.775% in excess of $3 billion. During the six-month period ended April 30, 2015, the effective management fee rate was 0.80%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.30% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $3,896,388 and waived its fees and/or reimbursed expenses in the amount of $118,879.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

38	MainStay High Yield Opportunities Fund

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $11,546 and $2,748, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $124 and $3,741, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent serv-

ices on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$419,944
Investor Class	4,014
Class C	121,474
Class I	489,919

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$65,453,077

Note 5–Restricted Securities

As of April 30, 2015, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount	Cost	4/30/15 Value	Percent of Net Assets
Aleris International, Inc.
Corporate Bond 6.00%, due 6/1/20	7/6/10	$11,797	$8,872	$10,268	0.0	%‡
Momentive Performance Materials, Inc. (Escrow Claim Shares)
Corporate Bond 10.00%, due 10/15/20	10/28/14	2,510,000	—	3	0.0	‡
Total			$8,872	$10,271	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015,

39

Notes to Financial Statements (Unaudited) (continued)

although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Purchases and Sales of Securities

(in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities, other than short-term securities, were $82,293 and $250,647, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	4,891,058	$55,696,087
Shares issued to shareholders in reinvestment of dividends and distributions	1,944,118	21,557,163
Shares redeemed	(14,889,206)	(169,803,302)

Net increase (decrease) in shares outstanding before conversion	(8,054,030)	(92,550,052)
Shares converted into Class A (See Note 1)	24,726	278,199
Shares converted from Class A (See Note 1)	(13,640)	(154,817)

Net increase (decrease)	(8,042,944)	$(92,426,670)

Year ended October 31, 2014:
Shares sold	17,171,817	$212,341,160
Shares issued to shareholders in reinvestment of dividends and distributions	2,050,200	25,314,708
Shares redeemed	(23,764,948)	(293,925,774)

Net increase (decrease) in shares outstanding before conversion	(4,542,931)	(56,269,906)
Shares converted into Class A (See Note 1)	36,614	456,630
Shares converted from Class A (See Note 1)	(26,056)	(321,095)

Net increase (decrease)	(4,532,373)	$(56,134,371)

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	59,139	$677,674
Shares issued to shareholders in reinvestment of dividends and distributions	26,741	295,321
Shares redeemed	(48,570)	(553,859)

Net increase (decrease) in shares outstanding before conversion	37,310	419,136
Shares converted into Investor Class (See Note 1)	13,701	154,817
Shares converted from Investor Class (See Note 1)	(24,848)	(278,199)

Net increase (decrease)	26,163	$295,754

Year ended October 31, 2014:
Shares sold	125,745	$1,549,901
Shares issued to shareholders in reinvestment of dividends and distributions	20,107	246,966
Shares redeemed	(76,251)	(938,237)

Net increase (decrease) in shares outstanding before conversion	69,601	858,630
Shares converted into Investor Class (See Note 1)	26,183	321,095
Shares converted from Investor Class (See Note 1)	(36,781)	(456,630)

Net increase (decrease)	59,003	$723,095

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	967,726	$10,982,292
Shares issued to shareholders in reinvestment of dividends and distributions	578,074	6,376,928
Shares redeemed	(3,074,923)	(34,782,402)

Net increase (decrease)	(1,529,123)	$(17,423,182)

Year ended October 31, 2014:
Shares sold	2,441,384	$30,075,236
Shares issued to shareholders in reinvestment of dividends and distributions	468,015	5,752,536
Shares redeemed	(3,648,654)	(44,929,181)

Net increase (decrease)	(739,255)	$(9,101,409)

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	6,208,049	$70,809,587
Shares issued to shareholders in reinvestment of dividends and distributions	1,988,608	22,106,059
Shares redeemed	(20,145,121)	(229,820,693)

Net increase (decrease)	(11,948,464)	$(136,905,047)

Year ended October 31, 2014:
Shares sold	31,619,980	$394,481,905
Shares issued to shareholders in reinvestment of dividends and distributions	1,973,180	24,385,532
Shares redeemed	(35,607,176)	(440,069,095)

Net increase (decrease)	(2,014,016)	$(21,201,658)

40	MainStay High Yield Opportunities Fund

Note 10–Litigation

On May 6, 2015, Cynthia Ann Redus-Tarchis and others filed a second amended complaint against New York Life Investments in the United States District Court for the District of New Jersey. The complaint was brought derivatively on behalf of the Fund, the MainStay Large Cap Growth Fund, the MainStay Marketfield Fund, the MainStay High Yield Corporate Bond Fund and the MainStay High Yield Opportunities Fund and alleges that New York Life Investments violated Section 36(b) of the 1940 Act by charging excessive investment management fees. The plaintiffs seek monetary damages and other relief from New York Life Investments. New York Life Investments believes the case has no merit, and intends to vigorously defend the matter.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay High Yield Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit

Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and

42	MainStay High Yield Opportunities Fund

managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including

MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c)

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life

44	MainStay High Yield Opportunities Fund

Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

45

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

46	MainStay High Yield Opportunities Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund
Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1653333 MS139-15	MSHYR10-06/15 NL0C3

MainStay International Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (9/28/07)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.45 7.36%	–2.20 3.49%	9.38 10.62%	0.16 0.91%	3.12 3.12%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.37 7.27	–2.39 3.29	9.22 10.46	0.05 0.80	3.25 3.25
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5.88 6.88	1.60 2.58	9.64 9.64	0.01 0.01	4.03 4.03
Class I Shares	No Sales Charge		7.56	3.71	10.87	1.13	2.86

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividends and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception (9/28/07)
MSCI EAFE® Index[4]	6.81%	1.66%	7.40%	0.49%
Average Lipper International Multi-Cap Core Fund[5]	5.93	2.36	7.17	0.40

4.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.	The average Lipper international multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap core funds typically have average characteristics compared to the MSCI EAFE® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay International Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay International Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,073.60	$16.30	$1,009.10	$15.79

Investor Class Shares	$1,000.00	$1,072.70	$16.91	$1,008.50	$16.38

Class C Shares	$1,000.00	$1,068.80	$20.62	$1,004.90	$19.98

Class I Shares	$1,000.00	$1,075.60	$15.03	$1,010.30	$14.55

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (3.17% for Class A, 3.29% for Investor Class, 4.02% for Class C and 2.92% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of April 30, 2015 (Unaudited)

Japan	26.3%
United Kingdom	17.5
France	10.5
Germany	10.3
Australia	9.4
Switzerland	7.3
United States	5.8
Netherlands	4.5
China	4.3
Sweden	4.2
Italy	3.7
Denmark	3.3
Hong Kong	3.2
Norway	3.0
Spain	2.8
Belgium	2.6

Israel	2.1%
Finland	1.3
New Zealand	1.2
Ireland	1.1
Republic of Korea	0.9
South Africa	0.8
Singapore	0.7
Taiwan	0.7
India	0.6
Luxembourg	0.5
Portugal	0.3
Faroe Islands	0.2
Austria	0.1
Other Assets, Less Liabilities	1.3
Investments Sold Short	–30.5

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2015 (excluding short-term investment) (Unaudited)

1.	iShares MSCI EAFE Index Fund

2.	Novartis A.G.

3.	Toyota Motor Corp.

4.	Sanofi

5.	Royal Dutch Shell PLC Class A
6.	HSBC Holdings PLC

7.	Nestle S.A. Registered

8.	Total S.A.

9.	Allianz S.E. Registered

10.	Anheuser-Busch InBev N.V.

Top Five Short Positions as of April 30, 2015 (Unaudited)

1.	Yoox S.p.A.

2.	Schibsted ASA

3.	AVEVA Group PLC

4.	Air France-KLM

5.	Balfour Beatty PLC

8	MainStay International Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Andrew Ver Planck, CFA, and Jeremy Roethel, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay International Opportunities Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay International Opportunities Fund returned 7.36% for Class A shares, 7.27% for Investor Class shares and 6.88% for Class C shares for the six months ended April 30, 2015. Over the same period, the Fund’s Class I shares returned 7.56%. For the six months ended April 30, 2015, all share classes outperformed the 6.81% return of the MSCI EAFE® Index,1 which is the Fund’s broad-based securities-market index, and the 5.93% return of the Average Lipper2 International Multi-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Favorable stock selection was responsible for most of the Fund’s outperformance relative to the MSCI EAFE® Index during the reporting period. The Fund may sell securities short and may invest in securities of companies with market capitalizations outside the range of the MSCI EAFE® Index. Through opportunistic short-selling and by investing outside this Index, the Fund seeks to produce returns that exceed those of the MSCI EAFE® Index. This approach helped the Fund outperform the MSCI EAFE® Index during the reporting period.

During the reporting period, which sectors and countries were the strongest positive contributors to the Fund’s relative performance and which sectors and countries were particularly weak?

During the reporting period, the sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI EAFE® Index were financials, industrials and consumer discretionary. (Contributions take weightings and total returns into account.) Favorable stock selection was responsible for the relative outperformance in these sectors. An underweight allocation to the utilities sector had a positive impact on the Fund’s performance relative to the Index. The sectors that detracted the most from the Fund’s performance relative to the MSCI EAFE® Index were consumer staples, health care and materials.

Regionally, favorable stock selection in the Pacific Rim, Europe, and emerging markets made the most substantial positive contributions to the Fund’s performance relative to the MSCI EAFE® Index. Japan was a slight net detractor from relative performance because of stock selection. An overweight allocation to emerging markets provided a positive contribution to relative performance and an underweight allocation relative to the Index in the Pacific Rim also proved beneficial. During the reporting period, the countries that made the strongest positive contributions to the Fund’s relative performance were the U.K., Australia and Hong Kong. The countries that detracted the most from the Fund’s relative performance were Norway, Italy and the Netherlands.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contribution to the Fund’s absolute performance during the reporting period came from a long position in Japanese automobile company Toyota Motor. The company benefited from a weaker yen and from a recovery from negative news in 2014 regarding airbag safety. Another strong contributor to the Fund’s absolute performance was a long position in Japanese consumer-electronics company Sony. Last year, the company began to strategically shift toward higher-margin and higher-growth areas of its business, such as games and imaging. Another notable contributor to the Fund’s absolute performance was a long position in French automobile company Renault. The company benefited from depreciation in the euro and from a surge in new car sales across Europe as economic confidence improved in the region.

The most substantial detractor from the Fund’s absolute performance was a short position in Italian on-line fashion and luxury retailer Yoox. (Short positions are beneficial when stock prices decline.) The company’s stock price rose sharply at the end of March 2015, when Yoox announced that it would be buying Richemont’s luxury retail business Net-a-Porter, in a transaction that would make Yoox the world’s largest online luxury retailer. Another detractor from the Fund’s absolute performance was a short position in British food and drug store company Ocado Group. The company’s shares rebounded from two-year lows at the beginning of the reporting period on rumors of a potential merger. Later, consumer spending strengthened, which boosted Ocado Group’s earnings. Another detractor from the Fund’s absolute performance was a short position in Norwegian Air Shuttle. As crude oil prices fell, the company benefited from cheaper fuel costs. The company also benefited from a favorable reaction to a reorganization plan announced in March 2015.

1.	See footnote on page 6 for more information on the MSCI EAFE® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund made a significant purchase of Japanese diversified banking company Mizuho Financial Group to move from a zero weight to an overweight position relative to the MSCI EAFE® Index. After purchasing $3 billion worth of North American loan assets from Royal Bank of Scotland in late February 2015, Mizuho received positive analyst revisions. This, coupled with an increasing trend in the company’s valuation relative to its peers, made the stock more attractive within the Fund’s investment process as outlined in the prospectus. Another significant purchase during the reporting period was French information technology services company ATOS. The company purchased Xerox’s information technology outsourcing unit in December 2014 and was the recipient of increasing analyst support. In addition, we believed the stock had a favorable long-term price trend and a favorable valuation relative to its peers, making it more attractive.

The Fund exited an overweight position relative to the MSCI EAFE® Index in British-Australian mining company Rio Tinto. Following continued weakness in industrial metal commodities in response to the slowdown in China’s economy, the trend and catalyst components of our investment process became less favorable for the company. Another significant sale during the reporting period was German engineering and manufacturing company Siemens. This took the Fund from an overweight position relative to the MSCI EAFE® Index to a slightly underweight position. The Fund benefited from the long-term price appreciation of the stock, and in accordance with the price increase, the stock gradually became less attractive as an overweight position in light of our investment process as outlined in the prospectus.

How did the Fund’s sector and country weightings change during the reporting period?

During the reporting period, the Fund increased its weightings relative to the MSCI EAFE® Index in the financials, information technology and industrials sectors. Over the same period, the Fund decreased its relative sector weightings in materials, energy and health care.

Regionally, the Fund increased its weighting relative to the MSCI EAFE® Index in the Pacific Rim and decreased its relative weighting in Europe. The Fund increased its country weightings relative to the MSCI EAFE® Index in Germany, Australia and Singapore and decreased its relative weightings in Italy, the U.K. and Switzerland. The Fund is managed and constructed on a bottom-up basis, so all weighting changes primarily reflect our individual stock-selection criteria.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2015, the Fund held overweight positions relative to the MSCI EAFE® Index in the information technology, industrials and telecommunication services sectors. As of the same date, the Fund held underweight positions relative to the Index in the consumer staples, utilities and materials sectors.

As of April 30, 2015, the Fund held overweight positions relative to the MSCI EAFE® Index in emerging markets and Japan. As of the same date, the Fund held underweight positions relative to the Index in Europe and the Pacific Rim. From a country perspective, the Fund was overweight relative to the MSCI EAFE® Index in Israel, Norway and Denmark and was underweight relative to the Index in the U.K., Germany and Switzerland.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay International Opportunities Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value

Common Stocks 123.4%†
Australia 9.4%
Australia & New Zealand Banking Group, Ltd. (Banks)	69,641	$1,867,080
Beach Energy, Ltd. (Oil, Gas & Consumable Fuels)	572,490	499,418
BGP Holdings PLC (Diversified Financial Services) (a)(b)	106,339	8
BHP Billiton PLC (Metals & Mining) (c)	71,362	1,698,191
BHP Billiton, Ltd. (Metals & Mining)	106,570	2,735,151
Bradken, Ltd. (Machinery)	15,689	28,234
Cabcharge Australia, Ltd. (Commercial Services & Supplies)	40,791	145,468
Commonwealth Bank of Australia (Banks)	16,115	1,129,613
CSL, Ltd. (Biotechnology)	13,939	1,000,581
CSR, Ltd. (Construction Materials)	659,463	1,896,518
Downer EDI, Ltd. (Commercial Services & Supplies)	810,157	2,826,292
Echo Entertainment Group, Ltd. (Hotels, Restaurants & Leisure)	754,446	2,696,467
Evolution Mining, Ltd. (Metals & Mining)	594,667	470,691
Fairfax Media, Ltd. (Media)	1,573,749	1,293,602
FlexiGroup Ltd/Australia (Consumer Finance)	96,068	257,980
Independence Group NL (Metals & Mining)	165,491	768,325
Macquarie Group, Ltd. (Capital Markets)	57,264	3,505,914
Magellan Financial Group, Ltd. (Capital Markets)	82,159	1,291,652
Mineral Resources, Ltd. (Commercial Services & Supplies)	141,216	721,931
Myer Holdings, Ltd. (Multiline Retail)	379,347	413,015
National Australia Bank, Ltd. (Banks)	93,557	2,713,572
Nufarm, Ltd. (Chemicals)	167,937	962,955
Origin Energy, Ltd. (Oil, Gas & Consumable Fuels)	185,603	1,859,609
OZ Minerals, Ltd. (Metals & Mining)	764,926	2,817,937
Recall Holdings, Ltd. (Commercial Services & Supplies)	116,512	671,417
Retail Food Group, Ltd. (Hotels, Restaurants & Leisure)	39,142	214,661
Santos, Ltd. (Oil, Gas & Consumable Fuels)	113,228	739,220
Scentre Group (Real Estate Investment Trusts)	154,513	455,852
Seven Group Holdings, Ltd. (Trading Companies & Distributors)	61,891	358,524
Sigma Pharmaceuticals, Ltd. (Health Care Providers & Services)	1,639,247	1,125,412
Southern Cross Media Group, Ltd. (Media)	198,439	167,073
Steadfast Group, Ltd. (Insurance)	346,148	412,966
Suncorp-Group, Ltd. (Insurance)	204,287	2,113,403
Tabcorp Holdings, Ltd. (Hotels, Restaurants & Leisure)	315,690	1,212,672

	Shares	Value

Australia (continued)
Transfield Services, Ltd. (Commercial Services & Supplies) (d)	840,247	$956,084
Treasury Wine Estates, Ltd. (Beverages)	30,964	136,008
Westfield Corp. (Real Estate Investment Trusts)	61,753	459,457
Westpac Banking Corp. (Banks)	55,997	1,609,986
Woodside Petroleum, Ltd. (Oil, Gas & Consumable Fuels)	22,437	619,208
WorleyParsons, Ltd. (Energy Equipment & Services)	278,716	2,511,635

		47,363,782

Austria 0.1%
Austria Technologie & Systemtechnik A.G. (Electronic Equipment, Instruments & Components)	8,282	131,522
RHI A.G. (Construction Materials)	6,965	200,664

		332,186

Belgium 2.6%
♦Anheuser-Busch InBev N.V. (Beverages) (c)	47,207	5,735,197
Delhaize Group S.A. (Food & Staples Retailing) (c)	38,494	3,100,580
KBC Groep N.V. (Banks) (c)(d)	55,327	3,645,014
Melexis N.V. (Semiconductors & Semiconductor Equipment)	9,233	569,757

		13,050,548

China 4.3%
Agricultural Bank of China, Ltd. Class H (Banks)	1,176,000	665,745
APT Satellite Holdings, Ltd. (Diversified Telecommunication Services)	122,000	191,282
Bank of China, Ltd. Class H (Banks)	1,903,000	1,307,145
BYD Electronic International Co., Ltd. (Communications Equipment)	604,758	907,228
China Everbright Bank Co., Ltd. Class H (Banks)	316,000	213,647
China Everbright, Ltd. (Capital Markets)	291,426	961,546
China Galaxy Securities Co., Ltd. (Capital Markets) (e)	764,387	1,257,543
China Life Insurance Co., Ltd. Class H (Insurance)	128,000	621,620
China Railway Construction Corp., Ltd. Class H (Construction & Engineering)	292,240	585,591
China Travel International Investment Hong Kong, Ltd. (Hotels, Restaurants & Leisure)	1,144,510	508,843
Chongqing Changan Automobile Co., Ltd. Class B (Automobiles)	67,829	222,238
Chongqing Rural Commercial Bank Co., Ltd. Class H (Banks)	784,000	706,410
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	507,000	861,566

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
China (continued)
Datang International Power Generation Co., Ltd. Class H (Independent Power & Renewable Electricity Producers)	1,518,000	$895,188
Dongyue Group, Ltd. (Chemicals)	647,000	275,011
Huadian Power International Corp., Ltd. Class H (Independent Power & Renewable Electricity Producers)	1,112,000	1,233,105
Huaneng Power International, Inc. Class H (Independent Power & Renewable Electricity Producers)	818,000	1,161,900
Industrial & Commercial Bank of China, Ltd. Class H (Banks)	338,000	294,507
Jiangnan Group, Ltd. (Electrical Equipment)	1,896,000	607,967
Jintian Pharmaceutical Group, Ltd. (Health Care Providers & Services) (e)	499,000	266,223
Lonking Holdings, Ltd. (Machinery)	648,000	161,074
Man Wah Holdings, Ltd. (Household Durables)	997,200	1,291,963
Shenyin Wanguo Hk, Ltd. (Capital Markets)	300,000	321,695
Sinotrans, Ltd. Class H (Air Freight & Logistics)	1,368,000	1,048,568
TCL Communication Technology Holdings, Ltd. (Technology Hardware, Storage & Peripherals)	202,000	215,700
TravelSky Technology, Ltd. Class H (IT Services)	148,000	288,267
Weiqiao Textile Co. Class H (Textiles, Apparel & Luxury Goods)	546,000	407,047
Yangzijiang Shipbuilding Holdings, Ltd. (Machinery)	3,592,900	3,969,728
Zhejiang Expressway Co., Ltd. Class H (Transportation Infrastructure)	334,000	532,977

		21,981,324

Denmark 3.3%
A.P. Moeller-Maersk A/S Class A (Marine)	803	1,545,492
A.P. Moeller-Maersk A/S Class B (Marine)	1,233	2,441,260
Bavarian Nordic A/S (Biotechnology) (d)	23,749	1,116,135
DFDS A/S (Marine)	6,335	709,103
Novo Nordisk A/S Class B (Pharmaceuticals)	30,804	1,725,494
Pandora A/S (Textiles, Apparel & Luxury Goods)	38,926	4,032,947
Simcorp A/S (Software)	6,088	210,549
TDC A/S (Diversified Telecommunication Services)	153,903	1,171,109
Vestas Wind Systems A/S (Electrical Equipment) (c)	84,888	3,855,434

		16,807,523

Faroe Islands 0.2%
Bakkafrost P/F (Food Products)	53,972	1,267,522

Finland 1.3%
Cramo Oyj (Trading Companies & Distributors)	5,853	109,200
Konecranes Oyj (Machinery)	8,446	274,613

	Shares	Value
Finland (continued)
Neste Oil Oyj (Oil, Gas & Consumable Fuels)	68,237	$1,856,349
Nokia Oyj (Communications Equipment)	443,601	2,999,927
Orion Oyj (Pharmaceuticals)	11,225	367,842
UPM-Kymmene Oyj (Paper & Forest Products)	16,039	290,941
Uponor Oyj (Building Products)	12,560	194,045
Valmet Oyj (Machinery)	42,254	490,039

		6,582,956

France 10.5%
Adocia (Biotechnology) (d)	16,799	1,137,259
Altran Technologies S.A. (IT Services)	23,752	258,538
Atos S.E. (IT Services) (c)	47,661	3,723,913
AXA S.A. (Insurance)	94,926	2,396,352
Casino Guichard Perrachon S.A. (Food & Staples Retailing)	12,403	1,098,331
CNP Assurances (Insurance)	90,957	1,634,617
Credit Agricole S.A. (Banks)	226,778	3,519,283
Faurecia (Auto Components)	58,748	2,780,041
Groupe Fnac (Specialty Retail) (d)	1,702	102,472
Ipsen S.A. (Pharmaceuticals)	23,896	1,375,101
IPSOS (Media)	8,571	253,007
Metropole Television S.A. (Media)	16,934	353,415
Natixis S.A. (Banks)	418,702	3,464,613
Orange S.A. (Diversified Telecommunication Services) (c)	210,629	3,466,997
Rallye S.A. (Food & Staples Retailing)	9,116	339,963
Renault S.A. (Automobiles) (c)	39,406	4,131,614
Safran S.A. (Aerospace & Defense) (c)	26,728	1,950,799
Saft Groupe S.A. (Electrical Equipment)	6,104	243,658
♦Sanofi (Pharmaceuticals) (c)	73,285	7,452,963
Societe Generale S.A. (Banks) (c)	94,365	4,707,576
Technicolor S.A. (Media) (d)	57,374	389,126
Technip S.A. (Energy Equipment & Services)	14,553	991,294
♦Total S.A. (Oil, Gas & Consumable Fuels) (c)	109,301	5,919,626
Unibail-Rodamco S.E. (Real Estate Investment Trusts)	4,691	1,298,387
Vinci S.A. (Construction & Engineering)	6,195	380,005

		53,368,950

Germany 10.0%
Aareal Bank A.G. (Thrifts & Mortgage Finance)	63,929	2,765,303
♦Allianz S.E. Registered (Insurance) (c)	34,519	5,902,628
Aurubis A.G. (Metals & Mining)	43,218	2,751,615
BASF S.E. (Chemicals)	2,961	297,055
Bayer A.G. (Pharmaceuticals)	16,524	2,407,184
Bechtle A.G. (IT Services)	3,432	253,294
Daimler A.G. Registered (Automobiles)	14,167	1,369,590
Deutsche Lufthansa A.G. (Airlines) (d)	8,091	112,423
Deutsche Telekom A.G. (Diversified Telecommunication Services)	132,163	2,439,735
Deutsche Wohnen A.G. (Real Estate Management & Development)	22,145	583,161

12	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Germany (continued)
Dialog Semiconductor PLC (Semiconductors & Semiconductor Equipment) (d)	58,755	$2,662,734
Duerr A.G. (Machinery)	2,442	251,691
Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	10,215	861,582
Hannover Rueck S.E. (Insurance)	1,301	132,943
HOCHTIEF A.G. (Construction & Engineering)	2,505	194,520
Infineon Technologies A.G. (Semiconductors & Semiconductor Equipment) (c)	109,208	1,297,571
Jenoptik A.G. (Electronic Equipment, Instruments & Components)	13,529	164,722
K+S A.G. (Chemicals)	87,290	2,873,821
KUKA A.G. (Machinery)	30,176	2,151,109
Nemetschek A.G. (Software)	3,995	521,416
Nordex S.E. (Electrical Equipment) (d)	94,724	2,063,093
Norma Group S. E. (Machinery)	8,465	451,804
Osram Licht A.G. (Electrical Equipment)	62,376	3,291,292
ProSiebenSat.1 Media A.G. (Media)	71,130	3,660,389
SAF-Holland S.A. (Auto Components)	22,593	344,118
Siemens A.G. (Industrial Conglomerates) (c)	39,379	4,310,278
Sixt S.E. (Road & Rail)	3,755	180,423
Stroeer Media S.E. (Media)	16,073	597,932
United Internet A.G. (Internet Software & Services)	58,236	2,625,289
Volkswagen A.G. (Automobiles)	8,854	2,258,890
VTG A.G. (Road & Rail)	9,197	211,982
Wacker Neuson S.E. (Machinery)	16,434	424,294

		50,413,881

Hong Kong 3.1%
ASM Pacific Technology, Ltd. (Semiconductors & Semiconductor Equipment)	9,400	105,330
BOC Hong Kong Holdings, Ltd. (Banks)	206,000	801,646
Chaoda Modern Agriculture Holdings, Ltd. (Food Products) (d)	38,000	2,853
China High Speed Transmission Equipment Group Co., Ltd. (Electrical Equipment) (d)	1,065,817	962,592
CK Hutchison Holdings, Ltd. (Real Estate Management & Development)	66,000	1,432,736
Haitong International Securities Group, Ltd. (Capital Markets) (e)	494,000	546,369
Hopewell Holdings, Ltd. (Industrial Conglomerates) (c)	125,500	481,842
Hutchison Telecommunications Hong Kong Holdings, Ltd. (Diversified Telecommunication Services)	264,000	121,649
Lifestyle International Holdings, Ltd. (Multiline Retail)	58,500	109,290
NetDragon Websoft, Inc. (Software) (e)	140,842	431,174

	Shares	Value

Hong Kong (continued)
NWS Holdings, Ltd. (Industrial Conglomerates)	191,000	$322,953
Orient Overseas International, Ltd. (Marine)	288,000	1,767,950
PCCW, Ltd. (Diversified Telecommunication Services)	2,829,000	1,893,153
SmarTone Telecommunications Holdings, Ltd. (Wireless Telecommunication Services)	327,500	594,940
Sun Hung Kai & Co., Ltd. (Capital Markets)	473,000	490,924
TCC International Holdings, Ltd. (Construction Materials)	368,000	154,620
Truly International Holdings, Ltd. (Electronic Equipment, Instruments & Components)	2,204,000	1,040,027
United Laboratories International Holdings, Ltd. (The) (Pharmaceuticals) (d)	756,000	511,040
Value Partners Group, Ltd. (Capital Markets)	139,000	258,821
Wheelock & Co., Ltd. (Real Estate Management & Development)	249,000	1,399,103
Xinyi Glass Holdings, Ltd. (Auto Components)	956,000	634,514
Yue Yuen Industrial Holdings, Ltd. (Textiles, Apparel & Luxury Goods) (c)	457,500	1,727,646

		15,791,172

India 0.6%
Amtek Auto, Ltd. (Auto Components)	269,457	676,755
Andhra Bank (Banks) (d)	314,032	377,742
Bajaj Corp., Ltd. (Personal Products)	14,984	103,347
Gujarat State Fertilisers & Chemicals, Ltd. (Chemicals)	301,364	360,530
Manappuram Finance, Ltd. (Consumer Finance)	301,855	164,350
Oriental Bank of Commerce (Banks)	136,740	438,814
Power Finance Corp., Ltd. (Diversified Financial Services)	19,523	81,942
Sintex Industries, Ltd. (Building Products)	421,903	737,658

		2,941,138

Ireland 1.1%
Ryanair Holdings PLC (Airlines)	194,562	2,281,118
Shire PLC (Pharmaceuticals) (c)	38,905	3,165,241

		5,446,359

Israel 2.1%
Bank Hapoalim B.M. (Banks)	355,346	1,780,475
Bank Leumi Le-Israel B.M. (Banks) (d)	268,480	1,044,765
Bezeq-The Israeli Telecommunication Corp., Ltd. (Diversified Telecommunication Services)	1,220,772	2,314,282
Delek Automotive Systems, Ltd. (Specialty Retail)	15,456	187,595
Israel Discount Bank, Ltd. Class A (Banks) (d)	300,343	528,059
Teva Pharmaceutical Industries, Ltd. (Pharmaceuticals)	81,353	4,928,106

		10,783,282

Italy 3.7%
ASTM S.p.A. (Transportation Infrastructure)	7,051	100,544
Banca IFIS S.p.A. (Diversified Financial Services)	51,429	1,053,840

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Italy (continued)
Banca Popolare di Milano Scarl (Banks) (d)	2,667,859	$2,751,511
Biesse S.p.A (Machinery)	14,783	238,639
Cementir Holding S.p.A. (Construction Materials)	79,591	562,877
Credito Emiliano S.p.A. (Banks)	93,845	787,858
Enel S.p.A. (Electric Utilities)	773,317	3,658,075
ENI S.p.A. (Oil, Gas & Consumable Fuels)	117,506	2,261,960
ERG S.p.A. (Oil, Gas & Consumable Fuels)	89,321	1,286,743
Esprinet S.p.A. (Electronic Equipment, Instruments & Components)	53,202	510,386
FNM S.p.A. (Road & Rail)	145,745	107,077
La Doria S.p.A (Food Products)	15,220	222,656
Salini Impregilo S.p.A. (Construction & Engineering) (d)	105,023	460,513
Sogefi S.p.A. (Auto Components) (d)	48,421	161,253
Telecom Italia S.p.A. (Diversified Telecommunication Services)	3,009,001	2,903,110
Telecom Italia S.p.A. (Diversified Telecommunication Services) (d)	576,891	678,257
Unione Di Banche Italiane SCpA (Banks)	127,713	1,016,345

		18,761,644

Japan 26.3%
Aoyama Trading Co., Ltd. (Specialty Retail)	24,900	866,727
Arcland Sakamoto Co., Ltd. (Specialty Retail)	14,200	343,849
Asahi Kasei Corp. (Chemicals)	80,000	750,934
Astellas Pharma, Inc. (Pharmaceuticals)	180,300	2,806,488
Brother Industries, Ltd. (Technology Hardware, Storage & Peripherals)	88,700	1,412,412
Calsonic Kansei Corp. (Auto Components)	274,000	1,975,534
Central Glass Co., Ltd. (Building Products)	259,000	1,194,002
Central Japan Railway Co. (Road & Rail)	5,300	940,323
Chugoku Marine Paints, Ltd. (Chemicals)	146,000	1,269,668
Daicel Corp. (Chemicals)	9,200	110,601
Daihen Corp. (Electrical Equipment)	107,000	522,651
Daiwa Securities Group, Inc. (Capital Markets)	252,000	2,086,729
Dynam Japan Holdings Co., Ltd. (Hotels, Restaurants & Leisure)	486,400	1,033,925
EDION Corp. (Specialty Retail)	275,500	2,006,800
Foster Electric Co., Ltd. (Household Durables)	40,600	1,051,802
Fuji Heavy Industries, Ltd. (Automobiles)	35,300	1,177,198
Fuji Machine Manufacturing Co., Ltd. (Machinery)	28,400	348,260
FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	65,500	2,474,182
Fujikura, Ltd. (Electrical Equipment)	150,000	716,886
Fujimi, Inc. (Chemicals)	22,600	382,205
Fujitsu, Ltd. (IT Services)	335,000	2,207,513
Funai Electric Co., Ltd. (Household Durables) (d)	70,600	830,350

	Shares	Value

Japan (continued)
G-Tekt Corp. (Auto Components)	9,900	$95,229
Happinet Corp. (Distributors)	59,700	688,352
Hazama Ando Corp. (Construction & Engineering)	84,500	480,586
Heiwa Corp. (Leisure Products)	13,700	286,328
Hitachi, Ltd. (Electronic Equipment, Instruments & Components)	435,000	2,964,470
Inabata & Co., Ltd. (Trading Companies & Distributors)	21,200	222,394
ITOCHU Corp. (Trading Companies & Distributors)	8,900	109,639
J Trust Co., Ltd. (Consumer Finance)	69,900	719,795
Jaccs Co., Ltd. (Consumer Finance)	256,000	1,344,936
Japan Airlines Co., Ltd. (Airlines)	58,600	1,954,252
Japan Securities Finance Co., Ltd. (Diversified Financial Services)	88,400	579,281
JFE Holdings, Inc. (Metals & Mining)	16,600	373,984
JSR Corp. (Chemicals)	6,000	102,302
JVC Kenwood Corp. (Household Durables)	648,700	1,983,872
K’s Holdings Corp. (Specialty Retail) (c)	70,200	2,344,388
Kandenko Co., Ltd. (Construction & Engineering)	126,000	794,429
Kao Corp. (Personal Products)	29,400	1,403,590
Kato Works Co., Ltd. (Machinery)	59,000	380,222
Kawasaki Kisen Kaisha, Ltd. (Marine) (c)	754,000	1,945,007
KDDI Corp. (Wireless Telecommunication Services) (c)	160,800	3,799,607
Keihin Corp. (Auto Components)	32,100	525,155
Kobe Steel, Ltd. (Metals & Mining)	105,000	188,905
Komori Corp. (Machinery)	55,600	691,787
Kuraray Co., Ltd. (Chemicals)	11,600	156,202
Kyokuto Kaihatsu Kogyo Co., Ltd. (Machinery)	12,900	143,246
Kyudenko Corp. (Construction & Engineering)	36,000	474,388
Meisei Industrial Co., Ltd. (Construction & Engineering)	17,000	93,376
Minebea Co., Ltd. (Machinery)	79,000	1,213,189
Mitsubishi Chemical Holdings Corp. (Chemicals)	45,800	282,782
Mitsubishi Electric Corp. (Electrical Equipment) (c)	220,000	2,851,193
Mitsubishi UFJ Financial Group, Inc. (Banks) (c)	780,600	5,507,812
Mizuho Financial Group, Inc. (Banks)	2,008,600	3,832,828
Namura Shipbuilding Co., Ltd. (Machinery)	209,400	1,928,100
NEC Capital Solutions, Ltd. (Trading Companies & Distributors)	33,500	523,821
Nexon Co., Ltd. (Software)	74,600	941,038
Nippo Corp. (Construction & Engineering)	106,000	1,770,515
Nippon Suisan Kaisha, Ltd. (Food Products)	700,800	2,115,644
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	48,800	3,289,050
Nissan Motor Co., Ltd. (Automobiles)	98,300	1,018,060
Nitto Denko Corp. (Chemicals)	6,700	428,700
NOK Corp. (Auto Components) (c)	76,100	2,398,117

14	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Japan (continued)
North Pacific Bank, Ltd. (Banks)	168,000	$662,499
NTT DOCOMO, Inc. (Wireless Telecommunication Services)	76,500	1,359,419
ORIX Corp. (Diversified Financial Services)	202,800	3,101,290
Otsuka Holdings Co., Ltd. (Pharmaceuticals) (c)	71,600	2,256,246
Panasonic Corp. (Household Durables)	251,800	3,609,597
Round One Corp. (Hotels, Restaurants & Leisure)	78,600	417,950
Ryobi, Ltd. (Machinery)	129,000	423,696
Saizeriya Co., Ltd. (Hotels, Restaurants & Leisure)	49,700	1,013,855
Sankyo Tateyama, Inc. (Building Products)	47,200	883,533
SBI Holdings, Inc. (Capital Markets)	155,100	2,060,040
Seiko Epson Corp. (Technology Hardware, Storage & Peripherals) (c)	92,400	1,610,949
Senko Co., Ltd. (Road & Rail)	20,000	126,414
Shin-Etsu Chemical Co., Ltd. (Chemicals)	13,900	850,788
Showa Corp. (Auto Components)	59,400	625,005
Sodick Co., Ltd. (Machinery)	218,000	2,266,845
Sony Corp. (Household Durables) (c)(d)	75,800	2,289,414
Sumitomo Chemical Co., Ltd. (Chemicals)	50,000	279,299
Sumitomo Dainippon Pharma Co., Ltd. (Pharmaceuticals)	27,200	305,738
Sumitomo Heavy Industries, Ltd. (Machinery) (c)	301,000	1,869,452
Sumitomo Metal Mining Co., Ltd. (Metals & Mining)	18,000	264,544
Sumitomo Mitsui Financial Group, Inc. (Banks) (c)	99,976	4,359,819
Takata Corp. (Auto Components)	100,200	1,236,654
Takeuchi Manufacturing Co., Ltd. (Machinery)	44,000	2,122,499
Takuma Co., Ltd. (Machinery)	87,000	670,315
TDK Corp. (Electronic Equipment, Instruments & Components)	28,900	2,074,687
Toho Holdings Co., Ltd. (Health Care Providers & Services)	61,500	1,070,998
Toho Zinc Co., Ltd. (Metals & Mining)	117,000	450,477
Tokio Marine Holdings, Inc. (Insurance)	84,500	3,445,110
Toray Industries, Inc. (Chemicals)	50,000	432,763
Toridoll.corp (Hotels, Restaurants & Leisure)	74,500	1,048,009
Toyo Engineering Corp. (Construction & Engineering)	221,000	625,674
Toyo Tanso Co., Ltd. (Electrical Equipment)	16,000	300,825
♦Toyota Motor Corp. (Automobiles) (c)	124,800	8,669,379
TPR Co., Ltd. (Auto Components)	23,200	608,803
Universal Entertainment Corp. (Leisure Products)	7,500	125,282
YAMABIKO Corp. (Machinery)	5,900	255,751

		133,229,228

	Shares	Value

Luxembourg 0.5%
APERAM S.A. (Metals & Mining) (c)(d)	71,673	$2,723,536

Netherlands 4.5%
BE Semiconductor Industries N.V. (Semiconductors & Semiconductor Equipment)	50,210	1,434,022
BinckBank N.V. (Capital Markets)	135,411	1,352,286
Boskalis Westminster N.V. (Construction & Engineering)	27,226	1,415,826
Delta Lloyd N.V. (Insurance)	118,208	2,235,679
Heineken Holding N.V. (Beverages)	26,257	1,829,452
ING Groep N.V. (Banks) (d)	29,148	447,801
Koninklijke Ahold N.V. (Food & Staples Retailing)	176,074	3,400,101
♦Royal Dutch Shell PLC Class A (Oil, Gas & Consumable Fuels) (c)	233,612	7,358,360
Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels) (c)	101,603	3,271,190

		22,744,717

New Zealand 1.2%
Air New Zealand, Ltd. (Airlines)	807,654	1,662,925
Meridian Energy, Ltd. (Independent Power & Renewable Electricity Producers) (b)(d)	742,156	1,138,565
Spark New Zealand, Ltd. (Diversified Telecommunication Services)	1,414,043	3,202,120
Z Energy, Ltd. (Oil, Gas & Consumable Fuels)	31,667	116,311

		6,119,921

Norway 3.0%
Austevoll Seafood ASA (Food Products)	100,259	581,938
Avance Gas Holding, Ltd. (Oil, Gas & Consumable Fuels) (f)	22,487	354,864
Borregaard ASA (Chemicals)	14,376	111,178
BW LPG, Ltd. (Oil, Gas & Consumable Fuels) (f)	111,840	989,771
BW Offshore, Ltd. (Energy Equipment & Services)	457,586	340,686
DNB ASA (Banks) (e)	111,424	1,979,514
Kongsberg Automotive ASA (Auto Components) (d)	486,040	404,121
Leroy Seafood Group ASA (Food Products)	23,430	777,408
Norsk Hydro ASA (Metals & Mining) (e)	642,869	3,034,599
Prosafe S.E. (Energy Equipment & Services)	55,907	198,605
Salmar ASA (Food Products)	85,241	1,385,921
Seadrill, Ltd. (Energy Equipment & Services) (e)	11,934	151,881
Statoil ASA (Oil, Gas & Consumable Fuels)	60,708	1,285,583
Yara International ASA (Chemicals)	65,698	3,363,993

		14,960,062

Portugal 0.3%
EDP-Energias de Portugal S.A. (Electric Utilities)	329,016	1,316,900

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Portugal (continued)
Portugal Telecom SGPS S.A. Registered (Diversified Telecommunication Services)	490,398	$313,811

		1,630,711

Republic of Korea 0.9%
AK Holdings, Inc. (Chemicals)	3,983	316,390
Hanil Cement Co., Ltd. (Construction Materials)	2,116	297,188
Harim Holdings Co., Ltd. (Industrial Conglomerates) (d)	130,805	622,247
Korea Petro Chemical, Ind. (Chemicals)	4,023	649,007
Mirae Asset Securities Co., Ltd. (Capital Markets)	1,414	77,874
Neowiz Games Corp. (Software) (d)	15,865	322,520
OCI Materials Co., Ltd. (Chemicals)	7,345	695,158
Silicon Works Co., Ltd. (Semiconductors & Semiconductor Equipment)	11,768	445,890
Soulbrain Co., Ltd. (Chemicals)	7,046	272,242
Sungwoo Hitech Co., Ltd. (Auto Components)	76,295	801,939

		4,500,455

Singapore 0.7%
Asian Pay Television Trust (Media)	166,000	112,882
ComfortDelGro Corp., Ltd. (Road & Rail)	430,900	998,959
Jardine Cycle & Carriage, Ltd. (Distributors)	17,400	532,112
Olam International, Ltd. (Food & Staples Retailing)	161,600	246,638
Oversea-Chinese Banking Corp., Ltd. (Banks)	176,400	1,420,654
STATS ChipPAC, Ltd. (Semiconductors & Semiconductor Equipment) (d)(e)	875,900	334,429

		3,645,674

South Africa 0.8%
Astral Foods, Ltd. (Food Products)	36,684	556,731
Investec PLC (Capital Markets)	237,110	2,267,899
Lewis Group, Ltd. (Specialty Retail)	90,434	657,382
Naspers, Ltd. (Media)	1,231	193,164
Sibanye Gold, Ltd. (Metals & Mining)	232,414	548,566

		4,223,742

Spain 2.8%
Acerinox S.A. (Metals & Mining)	102,552	1,498,500
ACS Actividades De Construccion Y Servicios S.A. (Construction & Engineering) (c)	57,008	2,011,159
Banco Santander S.A. (Banks)	360,724	2,729,216
CIE Automotive S.A. (Auto Components)	12,858	195,187
Ence Energia y Celulosa S.A. (Paper & Forest Products)	245,726	884,249
Iberdrola S.A. (Electric Utilities)	227,756	1,523,276
Red Electrica Corp. S.A. (Electric Utilities) (c)	16,362	1,373,101
Repsol S.A. (Oil, Gas & Consumable Fuels) (c)	111,681	2,296,762
Telefonica S.A. (Diversified Telecommunication Services) (c)	113,877	1,736,708

		14,248,158

	Shares	Value

Sweden 4.2%
Axfood AB (Food & Staples Retailing)	21,080	$332,230
Bilia AB (Specialty Retail)	16,543	588,761
Boliden AB (Metals & Mining) (c)	168,732	3,647,960
Getinge AB Class B (Health Care Equipment & Supplies)	99,422	2,417,227
Haldex AB (Machinery)	65,176	974,234
Husqvarna AB (Household Durables)	73,363	542,568
Intrum Justitia AB (Commercial Services & Supplies)	69,501	2,191,526
JM AB (Household Durables)	6,856	204,254
Meda AB Class A (Pharmaceuticals)	71,461	1,200,254
Medivir AB (Biotechnology) (d)	68,011	742,676
Mekonomen AB (Specialty Retail)	8,210	204,396
Mycronic AB (Electronic Equipment, Instruments & Components)	71,086	515,266
Nordea Bank AB (Banks)	279,900	3,539,155
Securitas AB (Commercial Services & Supplies)	180,026	2,691,783
Telefonaktiebolaget LM Ericsson Class B (Communications Equipment)	119,328	1,307,610

		21,099,900

Switzerland 7.3%
ABB, Ltd. (Electrical Equipment) (d)	74,299	1,627,056
Kudelski S.A. (Electronic Equipment, Instruments & Components)	20,671	310,680
Lonza Group A.G. Registered (Life Sciences Tools & Services) (d)	4,948	702,733
♦Nestle S.A. Registered (Food Products) (c)	87,433	6,817,997
♦Novartis A.G. (Pharmaceuticals) (c)	91,683	9,472,605
Roche Holding A.G. (Pharmaceuticals) (c)	16,445	4,736,810
STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment)	310,972	2,476,088
Swiss Life Holding A.G. Registered (Insurance) (c)(d)	7,165	1,706,254
Swiss Prime Site A.G. (Real Estate Management & Development) (c)(d)	15,191	1,336,096
Temenos Group A.G. Registered (Software) (d)	19,783	719,389
UBS Group A.G. (Capital Markets) (c)(d)	160,300	3,229,661
Zurich Insurance Group A.G. (Insurance) (c)(d)	11,467	3,551,610

		36,686,979

Taiwan 0.7%
AU Optronics Corp. (Electronic Equipment, Instruments & Components)	1,792,000	903,668
Coretronic Corp. (Electronic Equipment, Instruments & Components)	198,000	268,747
Elitegroup Computer Systems Co., Ltd. (Technology Hardware, Storage & Peripherals)	673,789	674,212
Innolux Corp. (Electronic Equipment, Instruments & Components)	1,583,000	818,358
Pegatron Corp. (Technology Hardware, Storage & Peripherals)	87,000	258,111

16	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Taiwan (continued)
Wan Hai Lines, Ltd. (Marine)	74,000	$81,998
Yageo Corp. (Electronic Equipment, Instruments & Components)	143,000	293,842

		3,298,936

United Kingdom 17.5%
3i Group PLC (Capital Markets)	84,063	651,946
Acacia Mining PLC (Metals & Mining)	25,034	110,697
Ashtead Group PLC (Trading Companies & Distributors)	195,000	3,359,681
AstraZeneca PLC (Pharmaceuticals) (c)	74,274	5,118,549
Aviva PLC (Insurance)	35,603	287,275
Barratt Developments PLC (Household Durables)	162,986	1,297,307
Bellway PLC (Household Durables)	44,651	1,363,737
Berkeley Group Holdings PLC (Household Durables)	12,682	488,476
BP PLC (Oil, Gas & Consumable Fuels)	623,282	4,497,277
British American Tobacco PLC (Tobacco) (c)	101,993	5,609,834
British Land Co. PLC (The) (Real Estate Investment Trusts)	63,244	806,225
Centamin PLC (Metals & Mining)	701,936	684,415
Cobham PLC (Aerospace & Defense)	116,673	531,044
Debenhams PLC (Multiline Retail)	909,607	1,249,058
easyJet PLC (Airlines) (c)	71,173	1,980,385
Enterprise Inns PLC (Hotels, Restaurants & Leisure) (d)	89,040	159,340
Entertainment One, Ltd. (Media)	82,400	397,576
Evraz PLC (Metals & Mining)	390,994	1,136,048
Fenner PLC (Machinery)	57,075	183,974
Fiat Chrysler Automobiles N.V. (Automobiles) (d)	121,980	1,813,657
Galliford Try PLC (Construction & Engineering)	67,537	1,557,709
GlaxoSmithKline PLC (Pharmaceuticals) (c)	219,332	5,074,205
Go-Ahead Group PLC (Road & Rail)	25,696	972,371
Greggs PLC (Food & Staples Retailing)	44,484	810,771
Halfords Group PLC (Specialty Retail)	122,923	855,440
Home Retail Group PLC (Internet & Catalog Retail)	409,306	1,048,011
♦HSBC Holdings PLC (Banks) (c)	688,010	6,824,613
Imperial Tobacco Group PLC (Tobacco) (c)	88,298	4,317,099
International Game Technology PLC (Hotels, Restaurants & Leisure) (d)	27,251	554,830
ITV PLC (Media)	609,031	2,364,409
J Sainsbury PLC (Food & Staples Retailing)	261,685	1,088,795
Keller Group PLC (Construction & Engineering)	21,012	322,084
Legal & General Group PLC (Insurance)	874,162	3,476,931
Man Group PLC (Capital Markets)	875,809	2,588,122
Micro Focus International PLC (Software) (c)	101,938	1,961,453
Next PLC (Multiline Retail)	6,488	730,833

	Shares	Value

United Kingdom (continued)
Old Mutual PLC (Insurance)	986,523	$3,542,805
Pace PLC (Communications Equipment)	344,843	2,193,475
Persimmon PLC (Household Durables) (d)	59,567	1,550,827
Playtech PLC (Software)	37,077	466,281
Redrow PLC (Household Durables)	22,720	129,244
Renishaw PLC (Electronic Equipment, Instruments & Components)	3,186	122,183
Rolls-Royce Holdings PLC (Aerospace & Defense) (d)	8,802	141,046
Royal Mail PLC (Air Freight & Logistics)	159,777	1,145,261
Sky PLC (Media)	219,091	3,615,984
Soco International PLC (Oil, Gas & Consumable Fuels)	63,531	176,443
Stagecoach Group PLC (Road & Rail)	72,012	400,685
Standard Chartered PLC (Banks)	110,235	1,802,771
Trinity Mirror PLC (Media) (d)	33,473	94,451
Tullett Prebon PLC (Capital Markets)	59,395	325,848
Unilever N.V., CVA (Food Products)	12,235	532,542
Unilever PLC (Food Products)	2,698	118,461
Vodafone Group PLC (Wireless Telecommunication Services)	895,667	3,160,885
WH Smith PLC (Specialty Retail)	45,329	997,213
WM Morrison Supermarkets PLC (Food & Staples Retailing)	568,367	1,627,026

		88,417,608

United States 0.4%
Carnival PLC (Hotels, Restaurants & Leisure) (c)	44,202	2,018,591
Transocean, Ltd. (Energy Equipment & Services) (c)(e)	10,953	196,382

		2,214,973

Total Common Stocks (Cost $580,810,361)		624,636,867

Exchange-Traded Funds 5.1% (g)
United States 5.1%
iShares MSCI China ETF (Capital Markets)	35,750	2,240,810
♦iShares MSCI EAFE Index Fund (Capital Markets)	350,799	23,331,642

Total Exchange-Traded Funds (Cost $25,479,520)		25,572,452

Preferred Stocks 0.3%
Germany 0.3%
Bayerische Motoren Werke A.G. 3.55% (Automobiles)	4,438	407,204
Porsche Automobil Holding S.E. 2.37% (Automobiles)	4,799	458,628
Volkswagen A.G. 2.11% (Automobiles)	2,894	750,232

		1,616,064

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Preferred Stocks (continued)
United Kingdom 0.0%‡
Rolls—Royce Holdings PLC 0.00% (Aerospace & Defense) (b)(d)	1,241,082	$1,905

Total Preferred Stocks (Cost $1,616,300)		1,617,969

	Number of Rights
Rights 0.1%
Hong Kong 0.1%
Haitong International Securities Group, Ltd., Expires 5/15/15 (Capital Markets) (a)(d)	494,000	328,617

Total Rights (Cost $111,361)		328,617

	Principal Amount
Short-Term Investment 0.3%
Repurchase Agreement 0.3%
United States 0.3%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $ 1,629,882 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $ 1,690,000 and a Market Value of $1,665,292) (Capital Markets)	$1,629,882	1,629,882

Total Short-Term Investment (Cost $1,629,882)		1,629,882

Total Investments, Before Investments Sold Short (Cost $609,647,424) (h)	129.2%	653,785,787

	Shares
Investments Sold Short (30.5%) Common Stocks Sold Short (30.5%)
Australia (2.7%)
Ainsworth Game Technology, Ltd. (Hotels, Restaurants & Leisure)	(382,396)	(844,609)
Beadell Resources, Ltd. (Metals & Mining)	(2,240,197)	(399,973)
BlueScope Steel, Ltd. (Metals & Mining)	(435,840)	(1,197,437)
Breville Group, Ltd. (Distributors)	(124,260)	(754,237)
Buru Energy, Ltd. (Oil, Gas & Consumable Fuels) (d)	(345,386)	(146,946)
Cover-more Group, Ltd. (Insurance)	(115,338)	(200,245)
CuDeco, Ltd. (Metals & Mining) (a)(b)(d)	(180,283)	(201,160)

	Shares	Value

Australia (continued)
Donaco International, Ltd. (Hotels, Restaurants & Leisure) (d)	(377,526)	$(184,859)
Energy World Corp., Ltd. (Independent Power & Renewable Electricity Producers) (d)	(344,006)	(118,310)
Graincorp, Ltd. Class A (Food Products)	(70,813)	(552,868)
GWA Group, Ltd. (Building Products)	(87,291)	(172,183)
iProperty Group, Ltd. (Internet Software & Services) (d)	(171,570)	(342,747)
Jacana Minerals, Ltd. (Metals & Mining) (a)(b)	(26,409)	(2)
JB Hi-Fi, Ltd. (Specialty Retail)	(72,000)	(1,113,792)
Karoon Gas Australia, Ltd. (Oil, Gas & Consumable Fuels) (d)	(622,697)	(1,349,060)
Mayne Pharma Group, Ltd. (Pharmaceuticals) (d)	(179,332)	(152,876)
OzForex Group, Ltd. (Diversified Financial Services)	(112,993)	(201,924)
Paladin Energy, Ltd. (Oil, Gas & Consumable Fuels) (d)	(3,999,030)	(1,105,720)
Regis Resources, Ltd. (Metals & Mining) (d)	(348,283)	(345,954)
Senex Energy, Ltd. (Oil, Gas & Consumable Fuels) (d)	(1,053,970)	(333,316)
Sirius Resources NL (Metals & Mining) (d)	(595,443)	(1,358,411)
Syrah Resources, Ltd. (Metals & Mining) (d)	(191,110)	(589,558)
Transpacific Industries Group, Ltd. (Commercial Services & Supplies)	(2,556,823)	(1,540,547)
Virgin Australia Holdings, Ltd. (Airlines) (d)	(1,080,301)	(434,689)
Virgin Australia International Holdings Pty, Ltd. (Airlines) (a)(b)	(444,108)	(3,514)
Vocus Communications, Ltd. (Diversified Telecommunication Services)	(51,075)	(233,795)

		(13,878,732)

Austria (0.2%)
Schoeller-Bleckmann Oilfield Equipment A.G. (Energy Equipment & Services)	(13,324)	(942,498)
Telekom Austria A.G. (Diversified Telecommunication Services)	(45,923)	(340,711)

		(1,283,209)

Belgium (0.3%)
Ablynx N.V. (Biotechnology) (d)	(15,220)	(167,955)
Euronav N.V. (Oil, Gas & Consumable Fuels) (d)	(98,438)	(1,358,133)
EVS Broadcast Equipment S.A. (Communications Equipment)	(6,148)	(240,336)

		(1,766,424)

China (3.2%)
Anton Oilfield Services Group (Energy Equipment & Services)	(118,000)	(28,619)
BBMG Corp. (Construction Materials)	(233,500)	(289,593)
Bloomage BioTechnology Corp., Ltd. (Chemicals)	(147,500)	(345,586)

18	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks Sold Short (continued)
China (continued)
Boshiwa International Holding, Ltd. (Specialty Retail) (a)(b)(d)	(86,000)	$(9,321)
China Datang Corp. Renewable Power Co., Ltd. (Independent Power & Renewable Electricity Producers)	(913,000)	(151,853)
China Everbright Water, Ltd. (Water Utilities) (d)	(641,700)	(542,462)
China Foods, Ltd. (Food Products) (d)	(1,404,000)	(1,049,777)
China Huarong Energy Co., Ltd. (Machinery) (d)	(3,197,000)	(432,845)
China Modern Dairy Holdings, Ltd. (Food Products) (d)	(2,403,000)	(977,927)
China Molybdenum Co., Ltd. Class H (Metals & Mining)	(447,000)	(447,951)
China Pioneer Pharma Holdings, Ltd. (Health Care Providers & Services)	(184,000)	(142,971)
China Shanshui Cement Group, Ltd. (Construction Materials) (a)(b)	(932,000)	(755,167)
CIMC Enric Holdings, Ltd. (Machinery)	(466,000)	(514,600)
CITIC Resources Holdings, Ltd. (Trading Companies & Distributors) (d)	(892,000)	(159,781)
Citic Telecom International Holdings, Ltd. (Diversified Telecommunication Services)	(628,000)	(259,982)
CT Environmental Group, Ltd. (Water Utilities)	(506,000)	(710,858)
Daphne International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	(716,000)	(202,273)
FIH Mobile, Ltd. (Electronic Equipment, Instruments & Components) (d)	(2,384,000)	(1,265,896)
First Tractor Co., Ltd. Class H (Machinery)	(1,052,000)	(952,313)
Goodbaby International Holdings, Ltd. (Leisure Products)	(1,136,000)	(521,171)
Greatview Aseptic Packaging Co., Ltd. (Containers & Packaging)	(758,000)	(457,995)
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. (Pharmaceuticals)	(160,000)	(614,977)
Hilong Holding, Ltd. (Energy Equipment & Services)	(1,594,000)	(602,320)
Li Ning Co., Ltd. (Textiles, Apparel & Luxury Goods) (d)	(1,931,333)	(1,073,946)
NVC Lighting Holdings, Ltd. (Household Products) (a)(b)	(777,000)	(160,401)
Sinopec Kantons Holdings, Ltd. (Oil, Gas & Consumable Fuels)	(1,214,000)	(1,100,388)
Tong Ren Tang Technologies Co., Ltd. Class H (Pharmaceuticals)	(273,000)	(477,632)
Uni-President China Holdings, Ltd. (Food Products)	(412,000)	(332,828)
West China Cement, Ltd. (Construction Materials)	(2,932,000)	(498,754)
Wisdom Holdings Group (Media)	(260,000)	(227,078)
Xinchen China Power Holdings, Ltd. (Auto Components) (d)	(331,000)	(158,740)

	Shares	Value

China (continued)
Zhaojin Mining Industry Co., Ltd. Class H (Metals & Mining)	(1,018,000)	$(726,498)

		(16,192,503)

Denmark (0.6%)
ALK-Abello A/S (Pharmaceuticals)	(952)	(112,888)
D/S Norden A/S (Marine) (d)	(30,151)	(605,866)
Genmab A/S (Biotechnology) (d)	(11,609)	(894,128)
Jyske Bank A/S (Banks) (d)	(19,090)	(936,890)
Rockwool International A/S (Building Products)	(3,236)	(428,796)

		(2,978,568)

Finland (0.5%)
Outokumpu Oyj (Metals & Mining) (d)	(227,456)	(1,372,647)
Outotec Oyj (Construction & Engineering)	(168,823)	(1,179,044)

		(2,551,691)

France (1.4%)
AB Science S.A. (Pharmaceuticals) (d)	(32,389)	(560,193)
Air France-KLM (Airlines) (d)	(233,445)	(2,019,062)
CGG S.A. (Energy Equipment & Services) (d)	(224,802)	(1,592,210)
GameLoft S.E. (Software) (d)	(38,529)	(202,137)
Innate Pharma S.A. (Biotechnology) (d)	(72,381)	(1,257,172)
Societe Television Francaise 1 (Media)	(40,768)	(711,449)
Solocal Group (Media) (d)	(541,001)	(302,590)
Sopra Steria Group (IT Services)	(2,939)	(259,220)

		(6,904,033)

Germany (2.3%)
AIXTRON S.E. (Semiconductors & Semiconductor Equipment) (d)	(237,360)	(1,577,766)
Aurelius A.G. (Capital Markets)	(5,111)	(246,579)
Bilfinger S.E. (Commercial Services & Supplies)	(31,559)	(1,584,986)
Drillisch A.G. (Wireless Telecommunication Services)	(29,477)	(1,368,212)
Evotec A.G. (Life Sciences Tools & Services) (d)	(158,326)	(658,706)
Gerry Weber International A.G. (Textiles, Apparel & Luxury Goods)	(13,897)	(456,538)
Heidelberger Druckmaschinen A.G. (Machinery) (d)	(693,416)	(1,868,681)
LPKF Laser & Electronics A.G. (Electronic Equipment, Instruments & Components)	(32,644)	(385,617)
Puma S.E. (Textiles, Apparel & Luxury Goods)	(3,498)	(712,595)
SGL Carbon S.E. (Electrical Equipment) (d)	(97,584)	(1,591,203)
SMA Solar Technology A.G. (Semiconductors & Semiconductor Equipment) (d)	(24,987)	(375,277)
Tom Tailor Holding A.G. (Specialty Retail) (d)	(17,732)	(219,699)
Vossloh A.G. (Machinery)	(8,680)	(547,271)
Xing A.G. (Internet Software & Services)	(1,884)	(312,679)

		(11,905,809)

Hong Kong (1.9%)
AGtech Holdings, Ltd. (IT Services) (d)	(1,536,000)	(180,181)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Common Stocks Sold Short (continued)
Hong Kong (continued)
Anxin-China Holdings, Ltd. (Electronic Equipment, Instruments & Components) (a)(b)	(1,608,000)	$(79,876)
China All Access Holdings, Ltd. (Communications Equipment)	(542,000)	(190,009)
China Dynamics Holdings, Ltd. (Trading Companies & Distributors) (d)	(1,460,000)	(133,500)
China Innovationpay Group, Ltd. (Electronic Equipment, Instruments & Components) (d)	(1,800,000)	(194,968)
China LNG Group, Ltd. (Capital Markets)	(1,800,000)	(509,394)
China Precious Metal Resources Holdings Co., Ltd. (Metals & Mining) (d)	(2,356,000)	(200,865)
Esprit Holdings, Ltd. (Specialty Retail)	(762,681)	(721,492)
Haier Healthwise Holdings, Ltd. (Leisure Products) (d)	(4,732,000)	(707,587)
KuangChi Science, Ltd. (Paper & Forest Products) (d)	(469,000)	(220,839)
Melco International Development, Ltd. (Hotels, Restaurants & Leisure)	(815,000)	(1,379,734)
Newocean Energy Holdings, Ltd. (Oil, Gas & Consumable Fuels)	(818,000)	(455,026)
Pacific Basin Shipping, Ltd. (Marine)	(2,840,000)	(1,054,480)
Paradise Entertainment, Ltd. (Hotels, Restaurants & Leisure)	(360,000)	(103,348)
Sa Sa International Holdings, Ltd. (Specialty Retail)	(1,178,000)	(598,897)
Tech Pro Technology Development, Ltd. (Electrical Equipment) (d)	(568,000)	(458,786)
Town Health International Medical Group, Ltd. (Health Care Providers & Services)	(1,260,000)	(404,588)
Towngas China Co., Ltd. (Gas Utilities)	(233,000)	(249,781)
United Photovoltaics Group, Ltd. (Semiconductors & Semiconductor Equipment) (d)	(11,894,000)	(1,822,615)

		(9,665,966)

Italy (2.8%)
Banca Carige S.p.A. (Banks) (d)	(4,911,614)	(402,325)
Banca Monte Dei Paschi Di Siena S.p.A (Banks) (d)	(1,463,730)	(898,042)
Banca Popolare Dell’emilia Romagna S.C. (Banks) (d)	(172,297)	(1,416,128)
Banca Profilo S.p.A. (Capital Markets)	(687,627)	(255,339)
Brunello Cucinelli S.p.A. (Textiles, Apparel & Luxury Goods)	(47,098)	(872,090)
Credito Valtellinese S.C. (Banks) (d)	(1,266,397)	(1,576,616)
Maire Tecnimont S.p.A. (Construction & Engineering) (d)	(512,549)	(1,533,317)
Piaggio & C. S.p.A. (Automobiles)	(28,953)	(87,989)
Prada S.p.A. (Textiles, Apparel & Luxury Goods)	(106,200)	(576,186)

	Shares	Value

Italy (continued)
RCS MediaGroup S.p.A. (Media) (d)	(1,047,673)	$(1,438,851)
Salvatore Ferragamo S.p.A. (Textiles, Apparel & Luxury Goods)	(16,524)	(513,787)
Trevi Finanziaria Industriale S.p.A (Construction & Engineering)	(56,311)	(163,814)
World Duty Free S.p.A (Specialty Retail) (d)	(156,845)	(1,758,368)
Yoox S.p.A. (Internet & Catalog Retail) (d)	(77,977)	(2,456,364)

		(13,949,216)

Japan (4.6%)
3-D Matrix, Ltd. (Biotechnology) (d)	(33,700)	(425,569)
Acom Co., Ltd. (Consumer Finance) (d)	(213,700)	(710,816)
Aplus Financial Co., Ltd. (Consumer Finance) (d)	(727,400)	(788,722)
Asukanet Co., Ltd. (Commercial Services & Supplies)	(25,300)	(529,030)
Ateam, Inc. (Internet Software & Services)	(22,400)	(478,361)
Atom Corp. (Hotels, Restaurants & Leisure)	(32,200)	(210,820)
Clarion Co., Ltd. (Household Durables)	(247,000)	(686,996)
Elecom Co., Ltd. (Technology Hardware, Storage & Peripherals)	(5,600)	(125,444)
F@N Communications, Inc. (Internet Software & Services)	(76,200)	(640,513)
Fuji Kyuko Co., Ltd. (Hotels, Restaurants & Leisure)	(46,000)	(432,439)
Fujita Kanko, Inc. (Hotels, Restaurants & Leisure)	(89,000)	(350,714)
Ichigo Group Holdings Co., Ltd. (Capital Markets)	(610,200)	(1,670,174)
Ikyu Corp. (Internet & Catalog Retail)	(14,300)	(279,023)
Japan Communications, Inc. (Wireless Telecommunication Services) (d)	(110,400)	(410,330)
Japan Drilling Co., Ltd. (Energy Equipment & Services)	(19,100)	(642,850)
Japan Tissue Engineering Co., Ltd. (Biotechnology) (d)	(44,300)	(531,628)
Jin Co., Ltd. (Specialty Retail)	(8,200)	(313,959)
JP-Holdings Inc. (Diversified Consumer Services)	(40,700)	(116,780)
Maeda Kosen Co., Ltd. (Building Products)	(34,300)	(321,874)
Matsuya Co., Ltd. (Multiline Retail)	(65,200)	(981,727)
NanoCarrier Co., Ltd. (Biotechnology) (d)	(23,800)	(226,898)
Next Co., Ltd. (Media)	(27,000)	(263,006)
Nihon M&A Center, Inc. (Professional Services)	(16,800)	(585,311)
Nippon Gas Co., Ltd. (Oil, Gas & Consumable Fuels)	(14,500)	(359,398)
Nippon Parking Development Co., Ltd. (Commercial Services & Supplies)	(458,100)	(698,358)
Nippon Yakin Kogyo Co., Ltd. (Metals & Mining) (d)	(449,000)	(902,503)
Nishimatsuya Chain Co., Ltd. (Specialty Retail)	(25,600)	(237,406)
Obara Group, Inc. (Machinery)	(6,500)	(383,238)

20	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks Sold Short (continued)
Japan (continued)
Oncotherapy Science, Inc. (Biotechnology) (d)	(121,000)	$(357,212)
Orient Corp. (Consumer Finance) (d)	(795,200)	(1,285,750)
OSAKA Titanium Technologies Co., Ltd. (Metals & Mining)	(40,500)	(871,057)
Pacific Metals Co., Ltd. (Metals & Mining) (d)	(196,000)	(598,379)
Park24 Co., Ltd. (Commercial Services & Supplies)	(9,300)	(186,000)
Rinnai Corp. (Household Durables)	(9,800)	(745,075)
Sac’s Bar Holdings, Inc. (Specialty Retail)	(8,500)	(152,620)
Seria Co., Ltd. (Multiline Retail)	(7,000)	(224,295)
Shibuya Kogyo Co., Ltd. (Machinery)	(15,300)	(312,123)
Shin Nippon Biomedical Laboratories, Ltd. (Life Sciences Tools & Services) (d)	(56,400)	(367,666)
SMS Co., Ltd. (Internet Software & Services)	(10,700)	(130,369)
Sparx Group Co., Ltd. (Capital Markets)	(383,600)	(787,669)
Sumitomo Mitsui Construction Co., Ltd. (Construction & Engineering)	(115,100)	(160,311)
tella, Inc. (Life Sciences Tools & Services) (d)	(16,800)	(207,102)
United Arrows, Ltd. (Specialty Retail)	(43,500)	(1,341,119)
WirelessGate, Inc. (Wireless Telecommunication Services)	(24,800)	(721,850)
Yumeshin Holdings Co., Ltd. (Professional Services)	(43,400)	(295,540)

		(23,048,024)

Netherlands (0.8%)
Brunel International N.V. (Professional Services)	(22,607)	(462,841)
Royal Imtech N.V. (Construction & Engineering) (d)	(69,310)	(370,622)
SBM Offshore N.V. (Energy Equipment & Services) (d)	(126,973)	(1,643,550)
TomTom N.V. (Household Durables) (d)	(158,656)	(1,412,073)

		(3,889,086)

New Zealand (0.1%)
Xero, Ltd. (Software) (d)	(36,797)	(557,005)

Norway (1.6%)
Aker ASA (Diversified Financial Services)	(5,272)	(118,504)
Det Norske Oljeselskap ASA (Oil, Gas & Consumable Fuels) (d)	(25,918)	(190,058)
DNO ASA (Oil, Gas & Consumable Fuels) (d)	(877,030)	(1,654,937)
Hexagon Composites ASA (Machinery)	(88,822)	(286,032)
Opera Software ASA (Internet Software & Services)	(181,747)	(1,768,974)
Petroleum Geo-Services ASA (Energy Equipment & Services)	(243,610)	(1,617,630)
Schibsted ASA (Media)	(33,404)	(2,079,790)
Vard Holdings, Ltd. (Machinery) (d)	(838,500)	(402,746)

		(8,118,671)

	Shares	Value

Portugal (0.3%)
Banco BPI S.A. (Banks) (d)	(669,745)	$(1,095,565)
Banco Comercial Portugues S.A. (Banks) (d)	(2,079,285)	(207,426)

		(1,302,991)

Russia (0.0%)‡
Polyus Gold International, Ltd. (Metals & Mining)	(36,396)	(104,656)

Singapore (0.6%)
Biosensors International Group, Ltd. (Health Care Equipment & Supplies) (d)	(564,600)	(352,437)
Ezion Holdings, Ltd. (Energy Equipment & Services)	(394,000)	(356,524)
Ezra Holdings, Ltd. (Energy Equipment & Services) (d)	(478,640)	(158,312)
Rex International Holding, Ltd. (Oil, Gas & Consumable Fuels) (d)	(732,000)	(173,428)
SIA Engineering Co., Ltd. (Transportation Infrastructure)	(48,600)	(153,798)
SIIC Environment Holdings, Ltd. (Water Utilities) (d)	(1,968,800)	(334,419)
Super Group, Ltd. (Food Products)	(547,000)	(615,672)
United Engineers, Ltd. (Construction & Engineering)	(368,600)	(737,687)

		(2,882,277)

Spain (1.2%)
Fomento de Construcciones y Contratas S.A. (Construction & Engineering) (d)	(119,641)	(1,537,218)
Liberbank S.A. (Banks) (d)	(2,230,968)	(1,925,353)
NH Hotel Group S.A. (Hotels, Restaurants & Leisure) (d)	(197,787)	(1,154,871)
Promotora de Informaciones S.A. (Media) (d)	(1,573,437)	(519,513)
Tecnicas Reunidas S.A. (Energy Equipment & Services)	(21,774)	(1,014,408)

		(6,151,363)

Sweden (0.4%)
Arcam AB (Machinery) (d)	(43,352)	(674,039)
Cloetta AB (Food Products) (d)	(146,835)	(452,547)
Orexo AB (Pharmaceuticals) (d)	(14,952)	(177,412)
Qliro Group AB (Internet & Catalog Retail) (d)	(73,906)	(137,293)
Ratos AB (Capital Markets)	(15,405)	(104,917)
SSAB AB A Shares (Metals & Mining) (d)	(53,907)	(325,420)

		(1,871,628)

Switzerland (0.7%)
Bossard Holding A.G. Registered (Trading Companies & Distributors) (d)	(1,288)	(154,524)
Daetwyler Holding A.G. (Industrial Conglomerates)	(1,004)	(142,829)
Evolva Holding S.A. (Pharmaceuticals) (d)	(324,057)	(546,548)
Forbo Holding A.G. (Household Durables) (d)	(208)	(252,228)
Meyer Burger Technology A.G. (Machinery) (d)	(259,284)	(1,778,122)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Common Stocks Sold Short (continued)
Switzerland (continued)
Panalpina Welttransport Holding A.G. (Air Freight & Logistics)	(1,623)	$(226,981)
Tecan Group A.G. (Life Sciences Tools & Services)	(1,774)	(235,584)
Valora Holding A.G. (Specialty Retail) (d)	(1,379)	(308,296)

		(3,645,112)

United Kingdom (4.3%)
AVEVA Group PLC (Software)	(78,226)	(2,026,508)
Balfour Beatty PLC (Construction & Engineering)	(525,710)	(1,952,302)
Chemring Group PLC (Aerospace & Defense)	(31,268)	(103,207)
De La Rue PLC (Commercial Services & Supplies)	(36,855)	(309,875)
Devro PLC (Food Products)	(87,950)	(394,465)
Dialight PLC (Electrical Equipment)	(29,525)	(317,492)
Drax Group PLC (Independent Power & Renewable Electricity Producers)	(287,201)	(1,758,994)
Genel Energy PLC (Oil, Gas & Consumable Fuels) (d)	(96,174)	(927,046)
Gulf Keystone Petroleum, Ltd. (Oil, Gas & Consumable Fuels) (d)	(614,188)	(377,100)
Imagination Technologies Group PLC (Semiconductors & Semiconductor Equipment) (d)	(438,238)	(1,321,954)
International Personal Finance PLC (Consumer Finance)	(62,304)	(473,749)
Kaz Minerals PLC (Metals & Mining) (d)	(153,738)	(613,669)
Lonmin PLC (Metals & Mining) (d)	(674,165)	(1,486,433)
N Brown Group PLC (Internet & Catalog Retail)	(66,355)	(347,620)
Ocado Group PLC (Internet & Catalog Retail) (d)	(316,039)	(1,722,743)
Ophir Energy PLC (Oil, Gas & Consumable Fuels) (d)	(328,874)	(716,806)
Oxford Instruments PLC (Electronic Equipment, Instruments & Components)	(63,895)	(909,322)
Premier Foods PLC (Food Products) (d)	(1,350,230)	(955,837)
Serco Group PLC (Commercial Services & Supplies)	(536,450)	(1,096,776)
SuperGroup PLC (Specialty Retail) (d)	(25,451)	(403,215)
Telecity Group PLC (Internet Software & Services)	(76,402)	(1,037,145)
Telecom Plus PLC (Multi-Utilities)	(54,556)	(641,201)
Thomas Cook Group PLC (Hotels, Restaurants & Leisure) (d)	(837,055)	(1,842,410)
Xaar PLC (Technology Hardware, Storage & Peripherals)	(26,420)	(177,621)

		(21,913,490)

Total Common Stocks Sold Short (Proceeds $162,611,445)		(154,560,454)

	Number of Rights	Value

Rights Sold Short (0.0%)‡
Austria (0.0%)‡
Intercell A.G. (Biotechnology) (a)(b)(d)	(19,159)	$(2)

Total Rights Sold Short (Proceeds $0)		(2)

Total Investments Sold Short (Proceeds $162,611,445)	(30.5)%	(154,560,456)

Total Investments, Net of Investments Sold Short (Cost $447,035,979)	98.7	499,225,331
Other Assets, Less Liabilities	1.3	6,752,348
Net Assets	100.0%	$505,977,679

‡	Less than one-tenth of a percent.

(a)	Illiquid security—As of April 30, 2015, the total market value of these securities was $(880,818), which represented (0.2)% of the Fund’s net assets.

(b)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2015, the total market value of these securities was $(68,965), which represented less than one-tenth of a percent of the Fund’s net assets.

(c)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities sold short. (See Note 2(J))

(d)	Non-income producing security.

(e)	All or a portion of this security was held on loan. As of April 30, 2015, the market value of securities loaned was $6,202,528 and the Fund received non-cash collateral in the amount of $6,548,137. (See Note 2(M))

(f)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(g)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(h)	As of April 30, 2015, cost was $612,303,614 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$64,004,331
Gross unrealized depreciation	(22,522,158)

Net unrealized appreciation	$41,482,173

22	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of April 30, 2015, the Fund held the following Futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
CHF Currency	13	June 2015	$1,748,013	$128,375
Euro FX Currency	(31)	June 2015	(4,365,575)	(253,813)
Euro/CHF	(27)	June 2015	(3,788,668)	62,222
Japanese Yen Currency	(72)	June 2015	(7,540,200)	(114,750)

			$(13,946,430)	$(177,966)

1.	As of April 30, 2015, cash in the amount of $1,988,977 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2015.

The following abbreviation is used in the preceding pages:

CVA—Company Voluntary Arrangement

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)
Australia	$2,511,635	$44,852,139	$8	$47,363,782
Austria	—	332,186	—	332,186
Belgium	—	13,050,548	—	13,050,548
China	—	21,981,324	—	21,981,324
Denmark	—	16,807,523	—	16,807,523
Faroe Islands	—	1,267,522	—	1,267,522
Finland	—	6,582,956	—	6,582,956
France	1,298,387	52,070,563	—	53,368,950
Germany	—	50,413,881	—	50,413,881
Hong Kong	—	15,791,172	—	15,791,172
India	—	2,941,138	—	2,941,138
Ireland	—	5,446,359	—	5,446,359
Israel	—	10,783,282	—	10,783,282
Italy	—	18,761,644	—	18,761,644
Japan	—	133,229,228	—	133,229,228
Luxembourg	—	2,723,536	—	2,723,536
Netherlands	—	22,744,717	—	22,744,717
New Zealand	—	4,981,356	1,138,565	6,119,921
Norway	—	14,960,062	—	14,960,062
Portugal	—	1,630,711	—	1,630,711
Republic of Korea	—	4,500,455	—	4,500,455
Singapore	—	3,645,674	—	3,645,674
South Africa	—	4,223,742	—	4,223,742
Spain	—	14,248,158	—	14,248,158
Sweden	—	21,099,900	—	21,099,900
Switzerland	—	36,686,979	—	36,686,979
Taiwan	—	3,298,936	—	3,298,936
United Kingdom	554,830	87,862,778	—	88,417,608
United States	—	2,214,973	—	2,214,973

Total Common Stocks	4,364,852	619,133,442	1,138,573	624,636,867

Exchange-Traded Funds	25,572,452	—	—	25,572,452
Preferred Stocks (c)	—	1,616,064	1,905	1,617,969
Rights	328,617	—	—	328,617
Short-Term Investment
Repurchase Agreement	—	1,629,882	—	1,629,882

Total Investments in Securities	30,265,921	622,379,388	1,140,478	653,785,787

Other Financial Instruments
Futures Contracts Long (d)	128,375	—	—	128,375
Futures Contracts Short (d)	62,222	—	—	62,222

Total Other Financial Instruments	190,597	—	—	190,597

Total Investments in Securities and Other Financial Instruments	$30,456,518	$622,379,388	$1,140,478	$653,976,384

24	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short (e)
Australia	$—	$(13,674,056)	$(204,676)	$(13,878,732)
Austria	—	(1,283,209)	—	(1,283,209)
Belgium	—	(1,766,424)	—	(1,766,424)
China	—	(15,267,614)	(924,889)	(16,192,503)
Denmark	—	(2,978,568)	—	(2,978,568)
Finland	—	(2,551,691)	—	(2,551,691)
France	—	(6,904,033)	—	(6,904,033)
Germany	—	(11,905,809)	—	(11,905,809)
Hong Kong	—	(9,586,090)	(79,876)	(9,665,966)
Italy	—	(13,949,216)	—	(13,949,216)
Japan	—	(23,048,024)	—	(23,048,024)
Netherlands	—	(3,889,086)	—	(3,889,086)
New Zealand	—	(557,005)	—	(557,005)
Norway	—	(8,118,671)	—	(8,118,671)
Portugal	—	(1,302,991)	—	(1,302,991)
Russia	—	(104,656)	—	(104,656)
Singapore	—	(2,882,277)	—	(2,882,277)
Spain	—	(6,151,363)	—	(6,151,363)
Sweden	—	(1,871,628)	—	(1,871,628)
Switzerland	—	(3,645,112)	—	(3,645,112)
United Kingdom	—	(21,913,490)	—	(21,913,490)
Rights Sold Short (f)	—	—	(2)	(2)

Total Investments in Securities Sold Short	—	(153,351,013)	(1,209,443)	(154,560,456)

Other Financial Instruments
Futures Contracts Short (d)	(368,563)	—	—	(368,563)

Total Other Financial Instruments	(368,563)	—	—	(368,563)

Total Investments in Securities Sold Short and Other Financial Instruments	$(368,563)	$(153,351,013)	$(1,209,443)	$(154,929,019)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $8 and $1,138,565 are held in Australia and New Zealand, respectively, within the Common Stocks section of the Portfolio of Investments.

(c)	The Level 3 security valued at $1,905 is held in United Kingdom within the Preferred Stocks section of the Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

(e)	The Level 3 securities valued at $(204,676), $(924,889) and $(79,876) are held in Australia, China and Hong Kong, respectively, within the Common Stocks Sold Short section of the Portfolio of Investments.

(f)	The Level 3 security valued at $(2) is held in Austria within the Rights Sold Short section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2015, certain foreign equity securities with a market value of $347,688,685 held by the Fund at October 31, 2014, transferred from Level 1 to Level 2 due to these securities being fair valued at period end by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. (See Note 2)

As of January 31, 2015, a foreign equity security with a market value of $(537,990) transferred from Level 1 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of October 31, 2014, the value obtained for the security utilized significant observable inputs. (See Note 2)

As of January 31, 2015, a foreign equity security with a market value of $(1,044) transferred from Level 3 to Level 2. The transfer occurred as a result of a change in the observable nature of the inputs. As of October 31, 2014, the fair value obtained for the security utilized significant unobservable inputs. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2015 (a)
Common Stocks
Australia	$9	$—	$—	$(1)	$—	$—	$—	$—	$8	$(1)
Hong Kong	1,044	—	—			—	—	(1,044)	—	—
New Zealand	—	—	—	70,196	1,068,369	—	—	—	1,138,565	70,196
Preferred Stocks
United Kingdom	1,267	—	—	42	1,867	(1,271)	—	—	1,905	38
Common Stocks Sold Short
Australia	(3,910)	—	—	18,963	—	—	(219,729)	—	(204,676)	18,963
China	(788,015)	—	(379,388)	(373,861)	1,011,378	(395,003)	—	—	(924,889)	(360,164)
Hong Kong	—	—	272,279	(159,771)	125,877	—	(318,261)	—	(79,876)	(159,771)
Spain	(613,028)	—	376,124	(168,585)	405,489	—	—	—	—	—
Rights Sold Short
Austria	(2)	—	—	—	—	—	—	—	(2)	—

Total	$(1,402,635)	$—	$269,015	$(613,017)	$2,612,980	$(396,274)	$(537,990)	$(1,044)	$(68,965)	$(430,739)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

26	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay International Opportunities Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$2,624,794	0.5%
Air Freight & Logistics	2,193,829	0.4
Airlines	7,991,103	1.6
Auto Components	13,462,425	2.7
Automobiles	22,276,690	4.4
Banks	68,478,088	13.5
Beverages	7,700,657	1.5
Biotechnology	3,996,651	0.8
Building Products	3,009,238	0.6
Capital Markets	50,805,820	10.0
Chemicals	15,223,584	3.0
Commercial Services & Supplies	10,204,501	2.0
Communications Equipment	7,408,240	1.5
Construction & Engineering	11,166,375	2.2
Construction Materials	3,111,867	0.6
Consumer Finance	2,487,061	0.5
Distributors	1,220,464	0.2
Diversified Financial Services	4,816,361	1.0
Diversified Telecommunication Services	23,721,263	4.7
Electric Utilities	7,871,352	1.6
Electrical Equipment	17,042,647	3.4
Electronic Equipment, Instruments & Components	10,118,558	2.0
Energy Equipment & Services	4,390,483	0.9
Food & Staples Retailing	12,044,435	2.4
Food Products	14,379,673	2.8
Health Care Equipment & Supplies	2,417,227	0.5
Health Care Providers & Services	3,324,215	0.7
Hotels, Restaurants & Leisure	10,879,143	2.2
Household Durables	16,633,411	3.3
Independent Power & Renewable Electricity Producers	4,428,758	0.9
Industrial Conglomerates	5,737,320	1.1
Insurance	31,460,193	6.2
Internet & Catalog Retail	1,048,011	0.2
Internet Software & Services	2,625,289	0.5
IT Services	6,731,525	1.3
Leisure Products	411,610	0.1
Life Sciences Tools & Services	702,733	0.1
Machinery	21,912,795	4.3
Marine	8,490,810	1.7
Media	13,493,010	2.7
Metals & Mining	25,904,141	5.1
Multiline Retail	2,502,196	0.5
Oil, Gas & Consumable Fuels	36,250,260	7.2
Paper & Forest Products	1,175,190	0.2
Personal Products	1,506,937	0.3
Pharmaceuticals	52,903,866	10.5

	Value	Percent †
Real Estate Investment Trusts	$3,019,921	0.6%
Real Estate Management & Development	4,751,096	0.9
Road & Rail	3,938,234	0.8
Semiconductors & Semiconductor Equipment	9,325,821	1.8
Software	5,573,820	1.1
Specialty Retail	9,155,023	1.8
Technology Hardware, Storage & Peripherals	6,645,566	1.3
Textiles, Apparel & Luxury Goods	6,167,640	1.2
Thrifts & Mortgage Finance	2,765,303	0.5
Tobacco	9,926,933	2.0
Trading Companies & Distributors	4,683,259	0.9
Transportation Infrastructure	633,521	0.1
Wireless Telecommunication Services	8,914,851	1.8

	653,785,787	129.2
Other Assets, Less Liabilities*	(147,808,108)	(29.2)

Net Assets	$505,977,679	100.0%

†	Percentages indicated are based on Fund net assets.

*	Includes investments sold short (details on following pages)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

The table below sets forth the diversification of MainStay International Opportunities Fund investments sold short by industry.

	Value	Percent †
Aerospace & Defense	$(103,207)	(0.0)‡%
Air Freight & Logistics	(226,981)	(0.0)‡
Airlines	(2,457,265)	(0.5)
Auto Components	(158,740)	(0.0)‡
Automobiles	(87,989)	(0.0)‡
Banks	(8,458,345)	(1.7)
Biotechnology	(3,860,564)	(0.8)
Building Products	(922,853)	(0.2)
Capital Markets	(3,574,072)	(0.7)
Chemicals	(345,586)	(0.1)
Commercial Services & Supplies	(5,945,572)	(1.2)
Communications Equipment	(430,345)	(0.1)
Construction & Engineering	(7,634,315)	(1.5)
Construction Materials	(1,543,514)	(0.3)
Consumer Finance	(3,259,037)	(0.6)
Containers & Packaging	(457,995)	(0.1)
Distributors	(754,237)	(0.1)
Diversified Consumer Services	(116,780)	(0.0)‡
Diversified Financial Services	(320,428)	(0.1)
Diversified Telecommunication Services	(834,488)	(0.2)
Electrical Equipment	(2,367,481)	(0.5)
Electronic Equipment, Instruments & Components	(2,835,679)	(0.6)
Energy Equipment & Services	(8,598,921)	(1.7)
Food Products	(5,331,921)	(1.1)
Gas Utilities	(249,781)	(0.1)
Health Care Equipment & Supplies	(352,437)	(0.1)
Health Care Providers & Services	(547,559)	(0.1)
Hotels, Restaurants & Leisure	(6,503,805)	(1.3)
Household Durables	(3,096,372)	(0.6)
Household Products	(160,401)	(0.0)‡
Independent Power & Renewable Electricity Producers	(2,029,157)	(0.4)
Industrial Conglomerates	(142,829)	(0.0)‡
Insurance	(200,245)	(0.0)‡
Internet & Catalog Retail	(4,943,043)	(1.0)
Internet Software & Services	(4,710,788)	(0.9)
IT Services	(439,401)	(0.1)
Leisure Products	(1,228,758)	(0.2)
Life Sciences Tools & Services	(1,469,058)	(0.3)
Machinery	(8,152,010)	(1.6)
Marine	(1,660,346)	(0.3)
Media	(5,542,277)	(1.1)
Metals & Mining	(11,742,573)	(2.3)
Multi-Utilities	(641,201)	(0.1)
Multiline Retail	(1,206,022)	(0.2)
Oil, Gas & Consumable Fuels	(10,247,362)	(2.0)
Paper & Forest Products	(220,839)	(0.0)‡
Pharmaceuticals	(2,642,526)	(0.5)
Professional Services	(1,343,692)	(0.3)

	Value	Percent †
Semiconductors & Semiconductor Equipment	$(5,097,612)	(1.0)%
Software	(2,785,650)	(0.6)
Specialty Retail	(7,178,184)	(1.4)
Technology Hardware, Storage & Peripherals	(303,065)	(0.1)
Textiles, Apparel & Luxury Goods	(4,407,415)	(0.9)
Trading Companies & Distributors	(447,805)	(0.1)
Transportation Infrastructure	(153,798)	(0.0)‡
Water Utilities	(1,587,739)	(0.3)
Wireless Telecommunication Services	(2,500,392)	(0.5)

	$(154,560,456)	(30.5)%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

28	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities before investments sold short, at value (identified cost $609,647,424) including securities on loan of $6,202,528	$653,785,787
Cash collateral on deposit at broker	1,988,977
Cash denominated in foreign currencies (identified cost $1,526,574)	1,561,419
Receivables:
Fund shares sold	3,944,828
Dividends	2,641,692
Investment securities sold	681,736
Other assets	43,883

Total assets	664,648,322

Liabilities
Investments sold short (proceeds $162,611,445)	154,560,456
Payables:
Investment securities purchased	1,779,989
Fund shares redeemed	1,027,425
Broker fees and charges on short sales	494,483
Manager (See Note 3)	438,980
Dividends on investments sold short	205,476
Custodian	68,273
Variation margin on futures contracts	31,418
Professional fees	26,488
NYLIFE Distributors (See Note 3)	20,420
Transfer agent (See Note 3)	16,987
Trustees	25
Accrued Expenses	223

Total liabilities	158,670,643

Net assets	$505,977,679

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$55,957
Additional paid-in capital	453,275,316

453,331,273
Undistributed net investment income	737,892
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions (a)	(110,878)
Net unrealized appreciation (depreciation) on investments and futures contracts	43,960,397
Net unrealized appreciation (depreciation) on investments sold short	8,050,989
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	8,006

Net assets	$505,977,679

Class A
Net assets applicable to outstanding shares	$43,902,526

Shares of beneficial interest outstanding	4,874,321

Net asset value per share outstanding	$9.01
Maximum sales charge (5.50% of offering price)	0.52

Maximum offering price per share outstanding	$9.53

Investor Class
Net assets applicable to outstanding shares	$1,925,798

Shares of beneficial interest outstanding	214,551

Net asset value per share outstanding	$8.98
Maximum sales charge (5.50% of offering price)	0.52

Maximum offering price per share outstanding	$9.50

Class C
Net assets applicable to outstanding shares	$17,545,826

Shares of beneficial interest outstanding	2,007,352

Net asset value and offering price per share outstanding	$8.74

Class I
Net assets applicable to outstanding shares	$442,603,529

Shares of beneficial interest outstanding	48,860,594

Net asset value and offering price per share outstanding	$9.06

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$7,926,263
Securities lending income	24,052

Total income	7,950,315

Expenses
Broker fees and charges on short sales	2,406,345
Manager (See Note 3)	2,301,293
Dividends on investments sold short	1,091,089
Custodian	156,373
Distribution/Service—Class A (See Note 3)	33,432
Distribution/Service—Investor Class (See Note 3)	1,493
Distribution/Service—Class C (See Note 3)	50,837
Transfer agent (See Note 3)	61,160
Registration	39,805
Professional fees	33,875
Shareholder communication	10,384
Trustees	3,549
Miscellaneous	12,212

Total expenses	6,201,847

Net investment income (loss)	1,748,468

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	(3,865,614)
Investments sold short	6,826,927
Futures transactions	(50,348)
Foreign currency transactions	(282,772)

Net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	2,628,193

Net change in unrealized appreciation (depreciation) on:
Investments (c)	44,302,803
Investments sold short	(16,668,280)
Futures contracts	(305,690)
Translation of other assets and liabilities in foreign currencies	58,681

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts and foreign currency transactions	27,387,514

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	30,015,707

Net increase (decrease) in net assets resulting from operations	$31,764,175

(a)	Dividends recorded net of foreign withholding taxes in the amount of $597,831.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $78,736.

(c)	Net change in unrealized appreciation (deprecriation) on investments recorded net of change in foreign capital gains tax in the amount of $11,654.

30	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,748,468	$5,649,029
Net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	2,628,193	25,207,406
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts and foreign currency transactions	27,387,514	(30,990,049)

Net increase (decrease) in net assets resulting from operations	31,764,175	(133,614)

Dividends and distributions to shareholders:
From net investment income:
Class A	(455,154)	(441,813)
Investor Class	(18,480)	(16,446)
Class C	(106,416)	(70,809)
Class I	(7,294,220)	(6,783,601)

	(7,874,270)	(7,312,669)

From net realized gain on investments:
Class A	(742,099)	—
Investor Class	(31,694)	—
Class C	(256,569)	—
Class I	(10,642,422)	—

	(11,672,784)	—

Total dividends and distributions to shareholders	(19,547,054)	(7,312,669)

Capital share transactions:
Net proceeds from sale of shares	148,835,672	265,027,887
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	18,959,394	7,183,488
Cost of shares redeemed	(83,574,449)	(118,174,876)

Increase (decrease) in net assets derived from capital share transactions	84,220,617	154,036,499

Net increase (decrease) in net assets	96,437,738	146,590,216

Net Assets
Beginning of period	409,539,941	262,949,725

End of period	$505,977,679	$409,539,941

Undistributed net investment income at end of period	$737,892	$6,863,694

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Statement of Cash Flows

for the six months ended April 30, 2015 (Unaudited)

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$31,764,175
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(358,401,535)
Investments sold	284,311,697
Purchases to cover securities sold short	(148,883,972)
Securities sold short	162,958,423
Sale of short term investments, net	1,650,310
Decrease in investment securities sold receivable	52,203,840
Increase in dividends and interest receivable	(1,205,113)
Increase in cash collateral on deposit at broker	(1,898,977)
Increase in other assets	(12,681)
Decrease in investment securities purchased payable	(53,561,838)
Increase in broker fees and charges payable on short sales	126,745
Increase in dividends and interest payable for securities sold short	129,247
Increase in professional fees payable	16,019
Increase in custodian payable	37,611
Decrease in shareholder communication payable	(8,613)
Decrease in due to Trustees	(808)
Increase in due to manager	72,413
Decrease in due to transfer agent	(491)
Increase in due to NYLIFE Distributors	9,904
Decrease in variation margin on futures contracts	139,868
Decrease in accrued expenses	(4,925)
Net change in unrealized (appreciation) depreciation on investments	(44,302,803)
Net realized (gain) loss from investments	3,786,878
Net change in unrealized (appreciation) depreciation on securities sold short	16,668,280
Net realized (gain) loss from securities sold short	(6,826,927)

Net cash used in operating activities	(61,233,273)

Cash flows from financing activities:
Proceeds from shares sold	145,444,238
Payment on shares redeemed	(82,753,644)
Cash distributions paid	(587,661)

Net cash from financing activities	62,102,933

Net increase in cash:	869,660
Cash at beginning of period	691,759

Cash at end of period	$1,561,419

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $18,959,394.

32	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$8.83		$8.94	$6.79	$6.36	$6.77	$6.31

Net investment income (loss) (a)	0.03		0.14	0.11	0.10	0.12	0.05
Net realized and unrealized gain (loss) on investments	0.58		0.03	2.18	0.48	(0.38)	0.55
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.01)	(0.00)‡	(0.01)	—

Total from investment operations	0.61		0.17	2.28	0.58	(0.27)	0.60

Less dividends and distributions:
From net investment income	(0.16)		(0.28)	(0.13)	(0.15)	(0.14)	(0.14)
From net realized gain on investments	(0.27)		—	—	—	—	—

Total dividends and distributions	(0.43)		(0.28)	(0.13)	(0.15)	(0.14)	(0.14)

Net asset value at end of period	$9.01		$8.83	$8.94	$6.79	$6.36	$6.77

Total investment return (b)	7.36	%(c)	2.06%	34.12%	9.37%	(4.08%)	9.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.78	%††	1.58%	1.33%	1.64%	1.77%	0.88%
Net expenses (excluding short sale expenses)	1.50	%††	1.52%	1.56%	1.58%	1.60%	1.60%
Expenses (including short sales expenses, before waiver/reimbursement)	3.17	%††	3.06%	2.84%	3.19%	2.91%	2.87%
Short sale expenses	1.67	%††	1.54%	1.28%	1.61%	1.28%	1.15%
Portfolio turnover rate	50%		136%	157%	162%	157%	160%
Net assets at end of period (in 000’s)	$43,903		$23,074	$10,491	$394	$110	$75

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$8.80		$8.92	$6.78	$6.35	$6.77	$6.31

Net investment income (loss) (a)	0.03		0.12	0.12	0.09	0.10	0.07
Net realized and unrealized gain (loss) on investments	0.58		0.04	2.15	0.48	(0.37)	0.52
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.01)	(0.00)‡	(0.01)	—

Total from investment operations	0.61		0.16	2.26	0.57	(0.28)	0.59

Less dividends and distributions:
From net investment income	(0.16)		(0.28)	(0.12)	(0.14)	(0.14)	(0.13)
From net realized gain on investments	(0.27)		—	—	—	—	—

Total dividends and distributions	(0.43)		(0.28)	(0.12)	(0.14)	(0.14)	(0.13)

Net asset value at end of period	$8.98		$8.80	$8.92	$6.78	$6.35	$6.77

Total investment return (b)	7.27	%(c)	1.93%	33.89%	9.26%	(4.32%)	9.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.79	%††	1.32%	1.53%	1.43%	1.52%	1.06%
Net expenses (excluding short sale expenses)	1.63	%††	1.67%	1.70%	1.70%	1.70%	1.70%
Expenses (including short sales expenses, before waiver/reimbursement)	3.29	%††	3.19%	3.09%	3.37%	3.09%	3.06%
Short sale expenses	1.66	%††	1.52%	1.30%	1.59%	1.27%	1.18%
Portfolio turnover rate	50%		136%	157%	162%	157%	160%
Net assets at end of period (in 000’s)	$1,926		$947	$496	$238	$226	$186

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class C	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$8.57		$8.73	$6.64	$6.22	$6.64	$6.20

Net investment income (loss) (a)	0.01		0.06	0.04	0.04	0.06	0.02
Net realized and unrealized gain (loss) on investments	0.54		0.04	2.14	0.47	(0.38)	0.52
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.01)	(0.00)‡	(0.01)	—

Total from investment operations	0.55		0.10	2.17	0.51	(0.33)	0.54

Less dividends and distributions:
From net investment income	(0.11)		(0.26)	(0.08)	(0.09)	(0.09)	(0.10)
From net realized gain on investments	(0.27)		—	—	—	—	—

Total dividends and distributions	(0.38)		(0.26)	(0.08)	(0.09)	(0.09)	(0.10)

Net asset value at end of period	$8.74		$8.57	$8.73	$6.64	$6.22	$6.64

Total investment return (b)	6.88	%(c)	1.11%	32.97%	8.41%	(5.06%)	8.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.14	%††	0.66%	0.50%	0.71%	0.88%	0.33%
Net expenses (excluding short sale expenses)	2.39	%††	2.42%	2.45%	2.45%	2.45%	2.45%
Expenses (including short sales expenses, before waiver/reimbursement)	4.02	%††	3.97%	3.85%	4.14%	3.85%	3.81%
Short sale expenses	1.63	%††	1.55%	1.31%	1.60%	1.28%	1.19%
Portfolio turnover rate	50%		136%	157%	162%	157%	160%
Net assets at end of period (in 000’s)	$17,546		$6,975	$1,503	$159	$121	$100

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$8.89		$8.98	$6.82	$6.38	$6.80	$6.34

Net investment income (loss) (a)	0.04		0.15	0.14	0.11	0.13	0.09
Net realized and unrealized gain (loss) on investments	0.58		0.05	2.17	0.50	(0.38)	0.52
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.01)	(0.00)‡	(0.01)	—

Total from investment operations	0.62		0.20	2.30	0.61	(0.26)	0.61

Less dividends and distributions:
From net investment income	(0.18)		(0.29)	(0.14)	(0.17)	(0.16)	(0.15)
From net realized gain on investments	(0.27)		—	—	—	—	—

Total dividends and distributions	(0.45)		(0.29)	(0.14)	(0.17)	(0.16)	(0.15)

Net asset value at end of period	$9.06		$8.89	$8.98	$6.82	$6.38	$6.80

Total investment return (b)	7.56	%(c)	2.25%	34.51%	9.46%	(3.87%)	9.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.86	%††	1.70%	1.78%	1.70%	1.92%	1.37%
Net expenses (excluding short sale expenses)	1.25	%††	1.27%	1.30%	1.34%	1.35%	1.35%
Expenses (including short sales expenses, before waiver/reimbursement)	2.92	%††	2.80%	2.60%	2.93%	2.65%	2.65%
Short sale expenses	1.67	%††	1.53%	1.30%	1.59%	1.27%	1.18%
Portfolio turnover rate	50%		136%	157%	162%	157%	160%
Net assets at end of period (in 000’s)	$442,604		$378,544	$250,459	$171,404	$142,717	$126,402

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

34	MainStay International Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). At a meeting of the Board of Trustees (“Board”) of the Trust on December 10-12, 2012, the Board approved a change to the name of the 130/30 International Fund, and modifications to its principal investment strategies. Accordingly, effective February 28, 2013, the 130/30 International Fund’s name changed to MainStay International Opportunities Fund (The “Fund “). The Fund is the successor of a series of Eclipse Funds Inc., the MainStay 130/30 International Fund (“Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information regarding and references to periods prior to February 26, 2010 relate to the Predecessor Fund. These financial statements and notes relate to the Fund, a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Class A, Class C and Class I shares commenced operations on September 28, 2007. Investor Class shares commenced operations on February 28, 2008.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally

4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with

35

Notes to Financial Statements (Unaudited) (continued)

investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund held securities with a value of $(68,965) that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2015, certain foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the

36	MainStay International Opportunities Fund

amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2015, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or

37

Notes to Financial Statements (Unaudited) (continued)

bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investing in these transactions. The Fund may enter into futures contracts to manage currency exposure. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Securities Sold Short.  The Fund engages in sales of securities it does not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(K)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2015, the Fund did not hold any warrants.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty

38	MainStay International Opportunities Fund

risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of the six-month period ended April 30, 2015, the Fund had securities on loan with a value of $6,202,528 and had received non-cash collateral of $6,548,137. The Fund earned income from securities loaned in the amount of $24,052 as reflected in the Statement of Operations.

(N)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(O)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to manage currency exposure. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$190,597	$190,597

Total Fair Value		$190,597	$190,597

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(368,563)	$(368,563)

Total Fair Value		$(368,563)	$(368,563)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(50,348)	$(50,348)

Total Realized Gain (Loss)		$(50,348)	$(50,348)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(305,690)	$(305,690)

Total Change in Unrealized Appreciation (Depreciation)		$(305,690)	$(305,690)

39

Notes to Financial Statements (Unaudited) (continued)

Average Notional Amount

	Foreign Exchange Contracts Risk	Total
Futures Contracts Long	$2,662,266	$2,662,266
Futures Contracts Short	$(13,252,529)	$(13,252,529)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings “ or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the Subadvisor’s services.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at 1.10% annual rate of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares of 1.60%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2016 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages: 1.70% for Investor Class and 2.45% for Class C, respectively. These voluntary waivers or reimbursements may be discontinued at any time without notice. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $2,301,293.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $18,645 and $3,054, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares of $920, $26 and $1,377, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$3,403
Investor Class	944
Class C	8,041
Class I	48,772

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain

40	MainStay International Opportunities Fund

shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$7,312,669

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6—Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities, other than short-term securities, were $355,490 and $281,244, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	2,928,632	$25,718,850
Shares issued to shareholders in reinvestment of dividends and distributions	138,763	1,122,594
Shares redeemed	(797,811)	(6,791,790)

Net increase (decrease) in shares outstanding before conversion	2,269,584	20,049,654
Shares converted into Class A (See Note 1)	4,425	37,988
Shares converted from Class A (See Note 1)	(11,723)	(102,693)

Net increase (decrease)	2,262,286	$19,984,949

Year ended October 31, 2014:
Shares sold	3,050,609	$27,576,031
Shares issued to shareholders in reinvestment of dividends and distributions	48,537	426,641
Shares redeemed	(1,657,603)	(15,003,501)

Net increase (decrease) in shares outstanding before conversion	1,441,543	12,999,171
Shares converted into Class A (See Note 1)	1,517	13,331
Shares converted from Class A (See Note 1)	(4,238)	(37,891)

Net increase (decrease)	1,438,822	$12,974,611

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	106,468	$933,292
Shares issued to shareholders in reinvestment of dividends and distributions	6,204	50,070
Shares redeemed	(13,027)	(111,963)

Net increase (decrease) in shares outstanding before conversion	99,645	871,399
Shares converted into Investor Class (See Note 1)	11,763	102,693
Shares converted from Investor Class (See Note 1)	(4,438)	(37,988)

Net increase (decrease)	106,970	$936,104

Year ended October 31, 2014:
Shares sold	63,678	$569,826
Shares issued to shareholders in reinvestment of dividends and distributions	1,807	15,848
Shares redeemed	(16,299)	(146,796)

Net increase (decrease) in shares outstanding before conversion	49,186	438,878
Shares converted into Investor Class (See Note 1)	4,252	37,891
Shares converted from Investor Class (See Note 1)	(1,520)	(13,331)

Net increase (decrease)	51,918	$463,438

41

Notes to Financial Statements (Unaudited) (continued)

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	1,329,842	$11,278,320
Shares issued to shareholders in reinvestment of dividends and distributions	32,665	257,072
Shares redeemed	(169,324)	(1,417,446)

Net increase (decrease)	1,193,183	$10,117,946

Year ended October 31, 2014:
Shares sold	726,376	$6,390,908
Shares issued to shareholders in reinvestment of dividends and distributions	4,424	38,000
Shares redeemed	(88,867)	(782,838)

Net increase (decrease)	641,933	$5,646,070

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	12,787,905	$110,905,210
Shares issued to shareholders in reinvestment of dividends and distributions	2,156,169	17,529,658
Shares redeemed	(8,649,983)	(75,253,250)

Net increase (decrease)	6,294,091	$53,181,618

Year ended October 31, 2014:
Shares sold	25,198,364	$230,491,122
Shares issued to shareholders in reinvestment of dividends and distributions	759,117	6,702,999
Shares redeemed	(11,274,356)	(102,241,741)

Net increase (decrease)	14,683,125	$134,952,380

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

42	MainStay International Opportunities Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay International Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone Holdings from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Cornerstone Holdings and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Cornerstone Holdings provides to the Fund. The Board

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis, and with the Board’s Alternative and Closed-End Funds Oversight Committee that occur regularly with respect to the Fund. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which

44	MainStay International Opportunities Fund

brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

46	MainStay International Opportunities Fund

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

47

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1653789 MS139-15	MSIR10-06/15 NL0C4

MainStay Balanced Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.04 2.60%	1.40 7.31%	9.05 10.29%	6.19 6.79%	1.14 1.14%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.09 2.56	1.25 7.14	8.85 10.09	6.06 6.66	1.30 1.30
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–2.53 2.16	1.47 6.35	8.99 9.27	5.86 5.86	2.05 2.05
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1.23 2.16	5.35 6.32	9.27 9.27	5.86 5.86	2.05 2.05
Class I Shares	No Sales Charge		2.75	7.59	10.57	7.13	0.89
Class R1 Shares	No Sales Charge		2.70	7.49	10.45	7.02	0.98
Class R2 Shares	No Sales Charge		2.55	7.19	10.17	6.75	1.24
Class R3 Shares[4]	No Sales Charge		2.46	6.94	9.91	6.49	1.48

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R3 shares, first offered on April 28, 2006, include the historical performance of Class I shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell Midcap® Value Index[5]	3.83%	9.97%	14.57%	9.77%
Balanced Composite Index[6]	2.99	7.33	10.27	7.95
BofA Merrill Lynch 1-10 Year U.S. Corporate & Government Index[7]	1.62	3.21	3.44	4.23
Average Lipper Mixed-Asset Target Allocation Growth Fund[8]	3.55	7.43	9.24	6.48

5.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Value Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Balanced Composite Index consists of the Russell Midcap® Value Index and the BofA Merrill Lynch 1-10 Year U.S. Corporate & Government Index weighted 60%/40%, respectively. The Balanced Composite Index is the Fund’s secondary benchmark. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.	The BofA Merrill Lynch 1-10 Year U.S. Corporate & Government Index is a market capitalization-weighted index including U.S. government and fixed coupon domestic investment grade corporate bonds. The Fund has selected the BofA Merrill Lynch 1-10 Year U.S. Corporate & Government Index as an additional benchmark. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Balanced Fund

Cost in Dollars of a $1,000 Investment in MainStay Balanced Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,026.00	$5.63	$1,019.20	$5.61

Investor Class Shares	$1,000.00	$1,025.60	$6.33	$1,018.50	$6.31

Class B Shares	$1,000.00	$1,021.60	$10.08	$1,014.80	$10.04

Class C Shares	$1,000.00	$1,021.60	$10.08	$1,014.80	$10.04

Class I Shares	$1,000.00	$1,027.50	$4.37	$1,020.50	$4.36

Class R1 Shares	$1,000.00	$1,027.00	$4.88	$1,020.00	$4.86

Class R2 Shares	$1,000.00	$1,025.50	$6.13	$1,018.70	$6.11

Class R3 Shares	$1,000.00	$1,024.60	$7.38	$1,017.50	$7.35

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.12% for Class A, 1.26% for Investor Class, 2.01% for Class B and Class C, 0.87% for Class I, 0.97% for Class R1, 1.22% for Class R2 and 1.47% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of April 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2015 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.50%–2.375%, due 6/30/16–2/15/25

2.	iShares Intermediate Government / Credit Bond Fund

3.	iShares Intermediate Credit Bond Fund

4.	Vanguard Mid-Cap Value

5.	Federal Home Loan Mortgage Corporation, 1.00%–1.75%, due 9/10/15–5/1/20
6.	Federal National Mortgage Association, 0.875%–2.625%, due 12/28/17–9/6/24

7.	Morgan Stanley

8.	Bank of America Corp.

9.	JPMorgan Chase & Co.

10.	Ford Motor Credit Co. LLC, 2.375%–3.219%, due 1/16/18–1/9/22

8	MainStay Balanced Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, of New York Life Investments,1 the Fund’s Manager, Thomas J. Girard, Donald F. Serek, CFA, and George S. Cherpelis of NYL Investors LLC, the Fund’s fixed-income Subadvisor, and Andrew Ver Planck, CFA, and Migene Kim, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s equity Subadvisor.

How did MainStay Balanced Fund perform relative to its benchmarks and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Balanced Fund returned 2.60% for Class A shares, 2.56% for Investor Class shares and 2.16% for Class B and Class C shares for the six months ended April 30, 2015. Over the same period, Class I shares returned 2.75%, Class R1 shares returned 2.70%, Class R2 shares returned 2.55% and Class R3 shares returned 2.46%. For the six months ended April 30, 2015, all share classes underperformed the 3.83% return of the Russell Midcap® Value Index,2 which is the Fund’s primary benchmark. Over the same period, all share classes underperformed the 2.99% return of the Balanced Composite Index,2 which is the Fund’s secondary benchmark. For the six months ended April 30, 2015, all share classes outperformed the 1.62% return of the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index,2 which is an additional benchmark of the Fund, but underperformed the 3.55% return of the Average Lipper3 Mixed-Asset Target Allocation Growth Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests in a mix of stocks and bonds, while the Russell Midcap® Value Index consists entirely of mid-cap value stocks. The Fund continued to maintain a sizable allocation to bonds, which underperformed the Russell Midcap® Value Index during the reporting period. All share classes of the Fund trailed the Russell Midcap® Value Index, primarily as a result of the Fund’s sizable allocation to bonds.

Volatile commodity prices, a strengthening U.S. dollar and concerns about an anticipated Federal Reserve interest-rate hike were among the factors that affected the performance of the equity portion of the Fund relative to the Russell Midcap® Value Index during the reporting period. The performance of the equity portion of the Fund was particularly challenged during the reporting period by underperformance in the consumer discretionary and consumer staples sectors. Some of the stocks we held as overweight positions relative to the Russell Midcap® Value Index reported weak financial results for various reasons, including the impact of a stronger U.S. dollar on company earnings. General underperformance of utilities and real estate investment trust (REIT) stocks, which investors shunned because of their interest-rate sensitivity, helped the performance of the equity portion of the Fund relative to the Russell Midcap® Value Index. The equity portion of the Fund held underweight positions in the utilities and REIT sectors relative to the Index primarily because our model tended to give poor scores to these stocks. Volatile swings in crude oil prices and the subsequent impact on the performance of energy stocks also affected the performance of both price momentum and valuation factors in our model. Many energy stocks scored poorly both on price momentum and operating cash flow to enterprise-based valuation.

The fixed-income portion of the Fund outperformed the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index during the reporting period. This was primarily the result of an overweight position relative to this Index in corporate bonds. Within the corporate sector, our largest allocation was to financial institutions. Within the financials sector, the fixed-income portion of the Fund held overweight positions in banks, insurance companies and REITs. Since our allocations to these sectors had higher total returns than their benchmark cohort and we overweighted these sectors, they had a positive impact on performance relative to the Index.

During the reporting period, which equity sectors were the strongest positive contributors to the Fund’s relative performance and which equity sectors were particularly weak?

In the equity portion of the Fund, energy, industrials and utilities made the strongest sector contributions to performance relative to the Russell Midcap® Value Index. (Contributions take weightings and total returns into account.) In the energy and industrials sectors, our allocation policy detracted from relative performance. Strong stock selection within the two sectors, however, more than overcame the weakness from having allocations that were overweight relative to the Russell Midcap® Value Index. In the energy sector, stock selection within oil & gas exploration & production and oil & gas storage & transportation proved beneficial. A positive contribution in the industrials sector was mainly driven by transportation stocks, where our allocation to airlines and selection among airlines and railroad stocks contributed positively to performance.

The sectors that detracted the most from the Fund’s relative performance in the equity portion of the Fund were financials,

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on this index.
3.	See footnote on page 6 for more information on Lipper Inc.

9

materials and consumer discretionary. In each of these sectors, the main driver of underperformance was stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

The strongest positive contributors to absolute performance in the equity portion of the Fund were Hospira, Cigna and Electronic Arts. We held a large quantity of generic pharmaceutical company Hospira, as it had a significant weight in the Russell Midcap Value® Index and was ranked highly by our stock-selection model. Hospira’s shares rallied sharply in February 2015, when it was announced that Pfizer had agreed to buy Hospira, the biggest provider of injectable drugs, for $90 per share. A substantial position in managed care company Cigna was also held in the equity portion of the Fund because of its weight in the Russell Midcap Value® Index and its ranking in our model. The position helped absolute performance, as Cigna delivered strong returns during the reporting period. Interactive game publisher and distributor Electronic Arts, which the equity portion of the Fund owned in large quantities, also performed well, helped by strong financial results.

A long position in integrated steel producer, United States Steel, was the most substantial detractor from absolute performance in the equity portion of the Fund, followed by long positions in for-profit education company DeVry Education Group and aluminum producer Alcoa. Shares of United States Steel struggled, given continued weakness in global commodity prices. The company also had exposure to falling crude oil prices through its oil country tubular business. Alcoa’s share price and earnings both suffered as a result of lower commodity prices during the reporting period. Investors were disappointed with weak revenues at DeVry Education Group, as the for-profit education sector generally continued struggling to turn around.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

The equity portion of the Fund started purchasing KeyCorp in December 2014, as our model tried to reduce potential sensitivity to a rising interest-rate environment by purchasing a diversified basket of banks. Shares of retail drug store chain RiteAid were also first purchased in December 2014, and more shares were added during the first quarter of 2015 as the company’s return prospects continued to improve relative to our valuation and price momentum metrics.

In the equity portion of the Fund, we started trimming shares of aluminum producer Alcoa in November 2014 and continued to sell the shares throughout the reporting period. The position was completely eliminated in April 2015. As commodity prices (including the price of crude oil) declined through the second half of 2014, Alcoa’s shares came under pressure. While the stock became cheaper in terms of valuation, its sentiment and price momentum scores deteriorated quickly, making the stock unattractive in terms of overall expected return. We also completely eliminated a position in electrical utilities company Great Plains Energy in April 2015. The company operates in the Midwestern United States; and we sold shares steadily during the reporting period, primarily because of weak momentum and sentiment readings.

How did the Fund’s equity sector weightings change during the reporting period?

During the reporting period, materials saw the largest increase in sector weighting relative to the Russell Midcap® Value Index. The Fund purchased chemicals stocks to reduce its underweight exposure to the materials sector. In the consumer discretionary sector, the Fund went from a neutral position relative to the Russell Midcap® Value Index to an overweight position. In the equity portion of the Fund, we also added to an already overweight position in the health care sector.

Consumer staples saw the most substantial sector-weighting decrease relative to the Russell Midcap® Value Index, as the Fund moved from an overweight position to a position that was more modestly overweight. We also reduced the Fund’s overweight equity exposure to the telecommunication services sector during the reporting period.

How was the equity portion of the Fund positioned at the end of the reporting period?

As of April 30, 2015, the equity portion of the Fund was most substantially overweight relative to the Russell Midcap® Value Index in the energy, consumer staples and health care sectors. As of the same date, the equity portion of the Fund was most substantially underweight in the financials and utilities sectors. The Fund’s stance on the latter two sectors remained consistently negative throughout the reporting period.

What was the duration4 strategy of the fixed-income portion of the Fund during the reporting period?

Throughout the reporting period, the strategy of the fixed-income portion of the Fund was to maintain a duration that was

4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

10	MainStay Balanced Fund

similar to that of the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index. At some points during the reporting period, the Fund had either a slightly long or slightly short duration relative to the Index. As of April 30, 2015, the effective duration of the fixed-income portion of the Fund was 3.87 years.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Fund during the reporting period?

Throughout the reporting period, we maintained an overweight position relative to the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index in corporate bonds. The Fund’s allocation to corporate bonds typically exceeded the corporate weighting in this Index by 6% to 12%. Generally speaking, we added to our corporate bond allocation during periods of relative weakness and reduced the allocation during periods of strength relative to the Index.

Which market segments were the strongest contributors to the relative performance of the fixed-income portion of the Fund and which market segments were particularly weak?

Our overweight position relative to the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index in corporate bonds made the strongest positive contribution to the relative performance of the fixed-income portion of the Fund. Within the corporate bond sector, industrials made a slightly greater contribution than holdings among financial institutions. Utilities, sovereigns and supranationals made much smaller contributions to the Fund’s relative performance.

Did the fixed-income portion of the Fund make any significant purchases or sales during the reporting period?

The fixed-income portion of the Fund did not make any significant purchases or sales during the reporting period.

How did sector weightings in the fixed-income portion of the Fund change during the reporting period?

The fixed-income portion of the Fund maintained an overweight position in corporate bonds and an underweight position in U.S. Treasury securities throughout the reporting period. The fixed-income portion of the Fund also maintained an overweight position in the banking sector throughout the reporting period, although this position was not static. The fixed-income portion of the Fund maintained underweight positions in sovereign debt, supranational debt and foreign agency securities during the reporting period. The position in corporate bonds ranged from approximately 6% overweight relative to the BofA 1–10 Year U.S. Government & Corporate Index to a 12% overweight. Our underweight position in U.S. Treasury securities ranged from approximately 14% underweight to approximately 25% underweight. The fixed-income portion of the Fund also maintained overweight positions in asset-backed securities and commercial mortgage-backed securities. The asset-backed securities position ranged from approximately 5% overweight to 8% overweight, and our commercial mortgage-backed securities position ranged from 2% overweight to 3% overweight during the reporting period.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of April 30, 2015, the fixed-income portion of the Fund maintained an overweight position in corporate bonds and an underweight position in U.S. Treasury securities relative to the BofA Merrill Lynch 1–10 Year U.S. Corporate & Government Index. The Fund also maintained an overweight position in the banking sector. Also within financials, the Fund held overweight positions in insurance and REITs. The Fund maintained underweight positions in sovereigns, supranationals and foreign agency securities as of the end of the reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments April 30, 2015 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 36.9%† Asset-Backed Securities 2.1%
Auto Floor Plan 0.3%
CNH Wholesale Master Note Trust Series 2013-2A, Class A 0.782%, due 8/15/19 (a)(b)	$950,000	$950,757
Ford Credit Floorplan Master Owner Trust A
Series 2013-5, Class A2 0.652%, due 9/15/18 (a)	700,000	701,200
Series 2013-4, Class A2 0.732%, due 6/15/20 (a)	400,000	401,734
Navistar Financial Dealer Note Master Trust Series 2013-2, Class A 0.861%, due 9/25/18 (a)(b)	425,000	425,311

		2,479,002

Automobile 0.1%
Chesapeake Funding LLC Series 2013-1A, Class A 0.628%, due 1/7/25 (a)(b)	351,691	351,845
Nissan Auto Lease Trust Series 2014-B, Class A3 1.12%, due 9/15/17	600,000	599,994

		951,839

Credit Cards 0.1%
American Express Issuance Trust II Series 2013-2, Class A 0.612%, due 8/15/19 (a)	275,000	275,936
Citibank Credit Card Issuance Trust Series 2013-A7, Class A7 0.611%, due 9/10/20 (a)	375,000	376,167
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.612%, due 7/15/21 (a)	600,000	602,502

		1,254,605

Other ABS 1.6%
Apartment Investment & Management Co. CLO Series 2014-AA, Class A 1.815%, due 7/20/26 (a)(b)	500,000	499,805
Apidos CDO Series 2013-14A, Class A 1.403%, due 4/15/25 (a)(b)	1,250,000	1,228,037
Ares CLO, Ltd. Series 2013-2A, Class A1 1.506%, due 7/28/25 (a)(b)	587,000	582,146
Babson CLO, Ltd. Series 2013-IA, Class A 1.357%, due 4/20/25 (a)(b)	1,300,000	1,285,934

	Principal Amount	Value

Other ABS (continued)
Ballyrock CDO, Ltd. Series 2013-1A, Class A 1.441%, due 5/20/25 (a)(b)	$1,000,000	$988,310
Carlyle Global Market Strategies Series 2014-2A, Class A 1.727%, due 5/15/25 (a)(b)	800,000	799,040
Cedar Funding, Ltd. Series 2014-4A, Class A1 1.777%, due 10/23/26 (a)(b)	588,000	586,712
Cent CLO, L.P. Series 2013-18A, Class A 1.397%, due 7/23/25 (a)(b)	1,000,000	979,450
CNH Equipment Trust Series 2014-C, Class A3 1.05%, due 11/15/19	300,000	300,042
Dryden Senior Loan Fund Series 2014-31A, Class A 1.625%, due 4/18/26 (a)(b)	820,000	815,080
Galaxy XVII CLO, Ltd. Series 2014-17A, Class A 1.755%, due 7/15/26 (a)(b)	600,000	599,508
Highbridge Loan Management, Ltd Series 6A-2015, Class A 1.271%, due 5/5/27 (b)(c)	600,000	600,000
Jamestown CLO, Ltd. Series 2013-3A, Class A1A 1.725%, due 1/15/26 (a)(b)	1,100,000	1,100,022
Nomad CLO, Ltd. Series 2013-1A, Class A1 1.475%, due 1/15/25 (a)(b)	800,000	792,168
Octagon Loan Funding, Ltd. Series 2014-1A, Class A1 1.706%, due 11/18/26 (a)(b)	1,150,000	1,147,401
Race Point VIII CLO, Ltd. Series 2013-8A, Class A 1.511%, due 2/20/25 (a)(b)	780,000	777,286
Sheridan Square CLO, Ltd. Series 2013-1A, Class A2 1.445%, due 4/15/25 (a)(b)	800,000	795,984

		13,876,925

Total Asset-Backed Securities (Cost $18,626,330)		18,562,371

Corporate Bonds 16.0%
Aerospace & Defense 0.2%
BAE Systems PLC 3.50%, due 10/11/16 (b)	350,000	360,755

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2015, excluding short-term investments. May be subject to change daily.

12	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Aerospace & Defense (continued)
General Dynamics Corp. 2.25%, due 7/15/16	$200,000	$203,950
Northrop Grumman Corp. 3.25%, due 8/1/23	450,000	460,431
United Technologies Corp. 1.80%, due 6/1/17	950,000	967,945

		1,993,081

Auto Manufacturers 0.7%
Daimler Finance North America LLC
2.375%, due 8/1/18 (b)	1,000,000	1,022,166
3.875%, due 9/15/21 (b)	500,000	541,025
♦Ford Motor Credit Co. LLC
2.375%, due 1/16/18	2,850,000	2,893,394
3.219%, due 1/9/22	1,825,000	1,856,069

		6,312,654

Banks 3.7%
Abbey National Treasury Services PLC 3.05%, due 8/23/18	725,000	755,112
Australia & New Zealand Banking Group, Ltd. 4.50%, due 3/19/24 (b)	650,000	676,716
♦Bank of America Corp.
2.00%, due 1/11/18	900,000	905,893
2.25%, due 4/21/20	1,750,000	1,736,352
4.25%, due 10/22/26	950,000	952,054
BB&T Corp.
0.915%, due 2/1/19 (a)	1,150,000	1,153,381
1.131%, due 6/15/18 (a)	725,000	731,666
1.45%, due 1/12/18	300,000	300,429
Citigroup, Inc.
5.375%, due 8/9/20	700,000	797,028
6.00%, due 8/15/17	400,000	438,653
Credit Agricole S.A. 1.625%, due 4/15/16 (b)	675,000	679,575
Credit Suisse 3.75%, due 3/26/25 (b)	800,000	797,628
Deutsche Bank A.G. 4.50%, due 4/1/25	1,300,000	1,272,911
Export-Import Bank of Korea 1.75%, due 2/27/18	200,000	199,996
Goldman Sachs Group, Inc. (The)
2.60%, due 4/23/20	1,925,000	1,933,131
3.50%, due 1/23/25	275,000	275,083
5.375%, due 3/15/20	450,000	509,241
6.00%, due 6/15/20	175,000	202,731
HSBC Bank PLC 4.125%, due 8/12/20 (b)	1,150,000	1,252,805
HSBC USA, Inc. 1.147%, due 9/24/18 (a)	400,000	404,522

	Principal Amount	Value

Banks (continued)
Intesa Sanpaolo S.p.A. 2.375%, due 1/13/17	$975,000	$984,793
♦JPMorgan Chase & Co. 3.875%, due 9/10/24	3,550,000	3,585,741
Korea Development Bank (The)
1.50%, due 1/22/18	200,000	199,054
3.875%, due 5/4/17	400,000	418,044
♦Morgan Stanley
2.65%, due 1/27/20	675,000	682,708
3.95%, due 4/23/27	575,000	564,453
5.00%, due 11/24/25	875,000	947,678
5.50%, due 1/26/20	1,130,000	1,280,005
5.625%, due 9/23/19	600,000	679,430
Santander UK PLC 5.00%, due 11/7/23 (b)	1,905,000	2,017,323
Skandinaviska Enskilda Banken AB 1.75%, due 3/19/18 (b)	1,200,000	1,203,456
Sumitomo Mitsui Trust Bank, Ltd. 1.051%, due 9/16/16 (a)(b)	475,000	477,239
Swedbank AB 1.75%, due 3/12/18 (b)	950,000	953,324
UBS AG 1.80%, due 3/26/18	1,125,000	1,128,036
Wells Fargo & Co.
4.10%, due 6/3/26	550,000	570,043
4.125%, due 8/15/23	575,000	611,414

		32,277,648

Beverages 0.2%
Anheuser-Busch InBev Finance, Inc. 2.15%, due 2/1/19	800,000	813,630
Anheuser-Busch InBev Worldwide, Inc. 4.375%, due 2/15/21	300,000	332,673
Diageo Capital PLC 1.50%, due 5/11/17	250,000	252,299
SABMiller Holdings, Inc. 2.45%, due 1/15/17 (b)	575,000	586,742

		1,985,344

Biotechnology 0.2%
Amgen, Inc. 2.125%, due 5/1/20	1,400,000	1,396,860

Chemicals 0.8%
Airgas, Inc. 2.375%, due 2/15/20	750,000	751,066
Albemarle Corp.
3.00%, due 12/1/19	875,000	877,094
4.15%, due 12/1/24	1,200,000	1,235,017
Dow Chemical Co. (The) 5.70%, due 5/15/18	144,000	161,115

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Chemicals (continued)
Eastman Chemical Co. 3.80%, due 3/15/25	$1,350,000	$1,392,181
LYB International Finance B.V. 4.00%, due 7/15/23	975,000	1,031,818
NewMarket Corp. 4.10%, due 12/15/22	1,065,000	1,096,860
NOVA Chemicals Corp. 5.00%, due 5/1/25 (b)	500,000	526,875

		7,072,026

Cosmetics & Personal Care 0.0%‡
Procter & Gamble Co. (The) 1.45%, due 8/15/16	150,000	151,758

Diversified Financial Services 0.3%
General Electric Capital Corp.
2.20%, due 1/9/20	800,000	810,766
4.375%, due 9/16/20	525,000	584,498
6.00%, due 8/7/19	750,000	876,696

		2,271,960

Electric 1.1%
Arizona Public Service Co. 2.20%, due 1/15/20	650,000	654,474
Commonwealth Edison Co. 1.95%, due 9/1/16	350,000	355,308
Dayton Power & Light Co. (The) 1.875%, due 9/15/16	275,000	277,765
Electricite de France 2.15%, due 1/22/19 (b)	700,000	707,680
Exelon Generation Co. LLC 2.95%, due 1/15/20	1,325,000	1,346,016
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (b)	1,850,000	1,951,763
GDF Suez 1.625%, due 10/10/17 (b)	450,000	453,493
Great Plains Energy, Inc. 4.85%, due 6/1/21	210,000	232,792
Hydro-Quebec 2.00%, due 6/30/16	550,000	558,744
Kansas City Power & Light Co. 7.15%, due 4/1/19	1,000,000	1,195,749
NextEra Energy Capital Holdings, Inc. 1.339%, due 9/1/15	1,000,000	1,002,579
Niagara Mohawk Power Corp. 2.721%, due 11/28/22 (b)	325,000	324,449
NiSource Finance Corp. 4.45%, due 12/1/21	400,000	434,739
Pepco Holdings, Inc. 2.70%, due 10/1/15	500,000	503,536

		9,999,087

	Principal Amount	Value

Electronics 0.2%
Amphenol Corp. 3.125%, due 9/15/21	$400,000	$409,459
Thermo Fisher Scientific, Inc. 3.30%, due 2/15/22	1,700,000	1,728,315

		2,137,774

Finance—Consumer Loans 0.1%
John Deere Capital Corp.
1.70%, due 1/15/20	675,000	669,780
2.80%, due 9/18/17	150,000	156,062
5.75%, due 9/10/18	150,000	170,818

		996,660

Finance—Credit Card 0.4%
American Express Credit Corp.
0.82%, due 3/18/19 (a)	725,000	725,234
2.25%, due 8/15/19	929,000	940,653
Capital One Bank USA N.A. 2.15%, due 11/21/18	1,540,000	1,556,138

		3,222,025

Finance—Other Services 0.1%
National Rural Utilities Cooperative Finance Corp. 2.35%, due 6/15/20	450,000	455,928

Food 0.3%
Ingredion, Inc.
1.80%, due 9/25/17	250,000	249,661
4.625%, due 11/1/20	650,000	707,457
Mondelez International, Inc. 4.125%, due 2/9/16	1,425,000	1,461,087

		2,418,205

Gas 0.0%‡
Sempra Energy 2.30%, due 4/1/17	200,000	204,025

Hand & Machine Tools 0.0%‡
Stanley Black & Decker, Inc. 3.40%, due 12/1/21	175,000	183,618

Health Care—Products 0.9%
Becton, Dickinson & Co.
2.675%, due 12/15/19	1,725,000	1,758,996
3.734%, due 12/15/24	675,000	697,007
Medtronic, Inc. 3.15%, due 3/15/22 (b)	2,750,000	2,840,624
Zimmer Holdings, Inc.
2.70%, due 4/1/20	750,000	757,357
3.15%, due 4/1/22	1,500,000	1,510,215

		7,564,199

14	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Holding Company—Diversified 0.1%
MUFG Americas Holdings Corp. 2.25%, due 2/10/20	$875,000	$875,275

Insurance 0.9%
American International Group, Inc. 4.125%, due 2/15/24	625,000	672,093
Assurant, Inc. 2.50%, due 3/15/18	850,000	863,800
MetLife, Inc. 1.903%, due 12/15/17	350,000	352,514
Metropolitan Life Global Funding I 3.65%, due 6/14/18 (b)	2,000,000	2,127,344
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (b)	1,450,000	1,625,217
Pricoa Global Funding I 2.20%, due 5/16/19 (b)	500,000	504,381
Principal Financial Group, Inc. 8.875%, due 5/15/19	450,000	562,735
QBE Insurance Group, Ltd. 2.40%, due 5/1/18 (b)	325,000	328,812
Voya Financial, Inc. 2.90%, due 2/15/18	1,100,000	1,132,813

		8,169,709

Iron & Steel 0.1%
Carpenter Technology Corp. 4.45%, due 3/1/23	350,000	356,854
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	550,000	549,410

		906,264

Machinery 0.1%
Caterpillar Financial Services Corp. 2.10%, due 6/9/19	600,000	608,433

Media 0.2%
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.50%, due 3/1/16	300,000	306,183
Time Warner Cable, Inc. 4.00%, due 9/1/21	1,250,000	1,243,546

		1,549,729

Mining 0.3%
Barrick Gold Corp. 4.10%, due 5/1/23	990,000	977,000
BHP Billiton Finance USA, Ltd. 1.875%, due 11/21/16	450,000	457,006
Rio Tinto Finance USA, Ltd. 2.25%, due 9/20/16	475,000	483,197

	Principal Amount	Value

Mining (continued)
Yamana Gold, Inc. 4.95%, due 7/15/24	$625,000	$625,146

		2,542,349

Oil & Gas 0.7%
Anadarko Petroleum Corp. 5.95%, due 9/15/16	800,000	850,708
BP Capital Markets PLC
1.846%, due 5/5/17	225,000	228,365
3.062%, due 3/17/22	1,000,000	1,019,030
Helmerich & Payne International Drilling Co. 4.65%, due 3/15/25 (b)	1,050,000	1,104,373
Nabors Industries, Inc. 5.00%, due 9/15/20	1,210,000	1,233,120
Petroleos Mexicanos
3.125%, due 1/23/19	300,000	306,000
3.50%, due 1/30/23	300,000	289,875
Phillips 66 3.605%, due 2/15/25	975,000	966,964
Statoil ASA 3.125%, due 8/17/17	125,000	130,668
Total Capital International S.A. 1.55%, due 6/28/17	200,000	202,552

		6,331,655

Packaging & Containers 0.1%
Owens-Brockway Glass Container, Inc. 5.00%, due 1/15/22 (b)	700,000	718,375

Pharmaceuticals 1.4%
Actavis Funding SCS
2.45%, due 6/15/19	750,000	751,958
3.45%, due 3/15/22	1,100,000	1,117,679
3.80%, due 3/15/25	1,625,000	1,642,511
Bayer U.S. Finance LLC
2.375%, due 10/8/19 (b)	1,300,000	1,319,284
3.00%, due 10/8/21 (b)	1,275,000	1,315,467
EMD Finance LLC
2.40%, due 3/19/20 (b)	2,000,000	2,023,298
2.95%, due 3/19/22 (b)	1,600,000	1,623,342
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	500,000	562,312
Perrigo Finance PLC 3.50%, due 12/15/21	1,100,000	1,125,016
Sanofi 4.00%, due 3/29/21	475,000	520,127

		12,000,994

Pipelines 0.5%
Energy Transfer Partners, L.P. 4.15%, due 10/1/20	950,000	1,005,315
Kinder Morgan, Inc. 3.05%, due 12/1/19	1,850,000	1,868,393

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Pipelines (continued)
Plains All American Pipeline, L.P. / PAA Finance Corp. 8.75%, due 5/1/19	$800,000	$993,080
Spectra Energy Partners, L.P. 2.95%, due 9/25/18	425,000	437,297
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (b)	525,000	501,064

		4,805,149

Real Estate 0.3%
ProLogis, L.P. 4.25%, due 8/15/23	1,180,000	1,255,412
WEA Finance LLC / Westfield UK & Europe Finance PLC 2.70%, due 9/17/19 (b)	1,150,000	1,165,005

		2,420,417

Real Estate Investment Trusts 0.5%
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	1,525,000	1,636,863
DDR Corp. 4.75%, due 4/15/18	800,000	859,298
Education Realty Operating Partnership, L.P. 4.60%, due 12/1/24	525,000	544,931
Hospitality Properties Trust 6.30%, due 6/15/16	600,000	617,226
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	325,000	373,669
Liberty Property, L.P. 4.40%, due 2/15/24	275,000	290,080

		4,322,067

Retail 0.1%
Home Depot, Inc. (The) 4.40%, due 4/1/21	500,000	564,509

Semiconductors 0.1%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (b)	525,000	528,549

Software 0.2%
Fiserv, Inc. 4.75%, due 6/15/21	500,000	552,733
Oracle Corp. 2.50%, due 5/15/22	1,050,000	1,043,568

		1,596,301

Telecommunications 1.0%
AT&T, Inc.
2.45%, due 6/30/20	1,100,000	1,098,767
3.40%, due 5/15/25	1,250,000	1,236,796

	Principal Amount	Value

Telecommunications (continued)
Harris Corp. 2.70%, due 4/27/20	$400,000	$402,148
Orange S.A. 2.75%, due 2/6/19	475,000	490,638
Telefonica Emisiones SAU 3.192%, due 4/27/18	1,000,000	1,039,627
Verizon Communications, Inc.
2.00%, due 11/1/16	300,000	304,342
3.00%, due 11/1/21	2,350,000	2,377,417
3.45%, due 3/15/21	345,000	359,452
5.15%, due 9/15/23	1,000,000	1,128,653
Vodafone Group PLC 1.25%, due 9/26/17	350,000	348,703

		8,786,543

Textiles 0.0%‡
Mohawk Industries, Inc. 3.85%, due 2/1/23	300,000	306,349

Transportation 0.2%
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	400,000	446,167
Canadian National Railway Co. 1.45%, due 12/15/16	400,000	404,101
Ryder System, Inc. 2.65%, due 3/2/20	1,150,000	1,163,177

		2,013,445

Total Corporate Bonds (Cost $136,309,978)		139,688,964

Foreign Government Bonds 0.5%
Regional (State & Province) 0.2%
Province of Ontario 1.10%, due 10/25/17	950,000	951,359
Province of Quebec 3.50%, due 7/29/20	400,000	433,206

		1,384,565

Sovereign 0.3%
Brazilian Government International Bond 2.625%, due 1/5/23	500,000	456,750
Italy Government International Bond 4.75%, due 1/25/16	500,000	513,725
Poland Government International Bond 5.00%, due 3/23/22	150,000	171,112
Romanian Government International Bond 4.375%, due 8/22/23 (b)	750,000	795,000
Russian Federation 3.50%, due 1/16/19 (b)	600,000	587,700

16	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Foreign Government Bonds (continued)
Sovereign (continued)
Turkey Government International Bond 6.75%, due 4/3/18	$275,000	$303,875

		2,828,162

Total Foreign Government Bonds (Cost $4,169,511)		4,212,727

Mortgage-Backed Securities 0.7%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.7%
Boca Hotel Portfolio Trust Series 2013-BOCA, Class A 1.332%, due 8/15/26 (a)(b)	289,375	289,375
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.855%, due 5/10/47	300,000	324,280
Commercial Mortgage Pass-Through Certificates
Series 2013-THL, Class A2 1.23%, due 6/8/30 (a)(b)	800,000	799,494
Series 2013-LC13, Class A2 3.009%, due 8/10/46	600,000	626,169
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (b)	400,000	420,296
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2012-C6, Class A2 2.206%, due 5/15/45	500,000	508,783
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (a)	379,697	392,726
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class A2 3.019%, due 8/15/46	600,000	626,782
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, due 11/15/38	600,000	631,354
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13, Class A2 2.936%, due 11/15/46	500,000	519,364
Series 2013-C12, Class A4 4.259%, due 10/15/46	600,000	667,264
Morgan Stanley Capital I, Inc. Series 2007-T25, Class A3 5.514%, due 11/12/49 (a)	583,660	617,822
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4 5.308%, due 11/15/48	97,051	101,559

Total Mortgage-Backed Securities (Cost $6,563,514)		6,525,268

	Principal Amount	Value

U.S. Government & Federal Agencies 17.6%
Federal Home Loan Bank 0.1%
1.30%, due 6/5/18	$375,000	$374,818

♦Federal Home Loan Mortgage Corporation 0.9%
1.00%, due 3/8/17	1,200,000	1,207,598
1.00%, due 9/27/17	225,000	225,577
1.00%, due 9/29/17	750,000	755,063
1.125%, due 5/25/18	600,000	598,973
1.20%, due 6/12/18	650,000	648,523
1.25%, due 5/12/17	1,200,000	1,212,895
1.25%, due 10/2/19	775,000	766,860
1.375%, due 5/1/20	2,275,000	2,253,017
1.75%, due 9/10/15	250,000	251,476

		7,919,982

♦Federal National Mortgage Association 0.6%
0.875%, due 2/8/18	1,150,000	1,146,244
0.875%, due 5/21/18	450,000	447,857
1.00%, due 12/28/17	300,000	299,103
1.00%, due 2/15/18	650,000	647,532
1.625%, due 1/21/20	650,000	652,996
1.75%, due 6/20/19	350,000	355,287
1.75%, due 9/12/19	650,000	657,640
2.625%, due 9/6/24	1,200,000	1,236,275

		5,442,934

♦United States Treasury Notes 16.0%
0.50%, due 6/30/16	100,000	100,195
0.50%, due 7/31/16	4,500,000	4,508,087
0.50%, due 11/30/16	6,000,000	6,002,346
0.625%, due 12/31/16	6,800,000	6,814,878
0.625%, due 2/15/17	1,625,000	1,627,538
0.75%, due 1/15/17	2,950,000	2,961,523
0.75%, due 3/15/17	5,000,000	5,017,190
0.875%, due 6/15/17	10,900,000	10,951,099
0.875%, due 7/15/17	3,390,000	3,405,360
0.875%, due 11/15/17	7,500,000	7,514,648
0.875%, due 1/15/18	15,275,000	15,285,738
1.00%, due 10/31/16	2,000,000	2,016,406
1.00%, due 12/15/17	6,400,000	6,430,003
1.00%, due 3/15/18	2,600,000	2,607,719
1.00%, due 5/31/18	3,590,000	3,593,927
1.25%, due 10/31/18	575,000	577,875
1.25%, due 11/30/18	2,995,000	3,007,870
1.375%, due 6/30/18	2,925,000	2,959,506
1.375%, due 9/30/18	1,675,000	1,691,750
1.375%, due 3/31/20	7,420,000	7,396,234
1.375%, due 4/30/20	375,000	373,770
1.50%, due 12/31/18	1,935,000	1,958,735
1.625%, due 3/31/19	3,670,000	3,726,485
1.625%, due 6/30/19	1,925,000	1,951,168
1.625%, due 7/31/19	4,940,000	5,003,291

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
1.625%, due 11/15/22	$5,600	$5,510
1.75%, due 10/31/20	3,905,000	3,941,914
1.75%, due 2/28/22	950,000	947,254
1.75%, due 3/31/22	750,000	747,539
1.875%, due 11/30/21	2,910,000	2,930,006
2.00%, due 7/31/20	2,800,000	2,870,655
2.00%, due 9/30/20	1,800,000	1,842,610
2.00%, due 2/28/21	2,400,000	2,447,813
2.00%, due 10/31/21	2,650,000	2,689,337
2.00%, due 2/15/25	1,650,000	1,643,298
2.125%, due 1/31/21	2,175,000	2,234,304
2.125%, due 6/30/21	4,000,000	4,098,752
2.125%, due 12/31/21	150,000	153,363
2.25%, due 7/31/18	55,000	57,170
2.25%, due 7/31/21	3,550,000	3,661,491
2.375%, due 12/31/20	1,700,000	1,770,790

		139,525,147

Total U.S. Government & Federal Agencies (Cost $151,901,447)		153,262,881

Total Long-Term Bonds (Cost $317,570,780)		322,252,211

	Shares
Common Stocks 55.1%
Advertising 0.0%‡
Clear Channel Outdoor Holdings, Inc. Class A	18,800	213,944

Aerospace & Defense 1.2%
General Dynamics Corp.	9,558	1,312,505
L-3 Communications Holdings, Inc.	11,685	1,342,724
Northrop Grumman Corp.	8,320	1,281,613
Orbital ATK, Inc.	28,177	2,061,429
Raytheon Co.	9,628	1,001,312
Spirit AeroSystems Holdings, Inc. Class A (d)	23,025	1,171,742
Triumph Group, Inc.	15,093	894,109
United Technologies Corp.	10,192	1,159,340

		10,224,774

Agriculture 0.8%
Altria Group, Inc.	23,426	1,172,471
Archer-Daniels-Midland Co.	27,051	1,322,253
Bunge, Ltd.	21,850	1,887,184
Philip Morris International, Inc.	12,423	1,036,948
Reynolds American, Inc.	15,952	1,169,282

		6,588,138

Airlines 0.5%
Alaska Air Group, Inc.	29,310	1,877,599
Delta Air Lines, Inc.	29,407	1,312,729

	Shares	Value

Airlines (continued)
Southwest Airlines Co.	24,783	$1,005,198

		4,195,526

Auto Manufacturers 0.3%
Ford Motor Co.	82,660	1,306,028
General Motors Co.	33,117	1,161,082

		2,467,110

Auto Parts & Equipment 0.2%
Johnson Controls, Inc.	22,977	1,157,581
Lear Corp.	2,105	233,718

		1,391,299

Banks 3.8%
Associated Banc-Corp.	9,856	185,391
♦Bank of America Corp.	82,867	1,320,071
Bank of Hawaii Corp.	6,062	366,084
Bank of New York Mellon Corp. (The)	30,896	1,308,137
BankUnited, Inc.	7,450	244,807
BB&T Corp.	30,697	1,175,388
Capital One Financial Corp.	14,633	1,183,078
CIT Group, Inc.	49,711	2,238,486
Citigroup, Inc.	24,632	1,313,378
Citizens Financial Group, Inc.	7,532	196,209
Comerica, Inc.	4,057	192,342
Commerce Bancshares, Inc.	20,599	879,783
Cullen/Frost Bankers, Inc.	2,686	195,917
Fifth Third Bancorp	186,203	3,724,060
First Horizon National Corp.	12,814	182,600
First Republic Bank	18,955	1,104,887
Fulton Financial Corp.	15,034	182,814
Huntington Bancshares, Inc.	33,557	364,429
♦JPMorgan Chase & Co.	20,820	1,317,073
KeyCorp	214,770	3,103,427
M&T Bank Corp.	1,490	178,308
♦Morgan Stanley	27,416	1,022,891
Northern Trust Corp.	44	3,219
PNC Financial Services Group, Inc.	11,189	1,026,367
Regions Financial Corp.	98,323	966,515
Signature Bank (d)	8,445	1,132,390
State Street Corp.	17,053	1,315,127
SunTrust Banks, Inc.	81,111	3,366,107
SVB Financial Group (d)	3,855	511,790
Synovus Financial Corp.	6,595	182,418
U.S. Bancorp	23,914	1,025,193
Wells Fargo & Co.	21,204	1,168,340
Zions Bancorp.	20,257	573,982

		33,251,008

Biotechnology 0.4%
Amgen, Inc.	8,226	1,298,968
Bio-Rad Laboratories, Inc. Class A (d)	6,820	916,949
Charles River Laboratories International, Inc. (d)	7,978	551,758

18	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Biotechnology (continued)
Myriad Genetics, Inc. (d)	32,866	$1,085,564

		3,853,239

Building Materials 0.3%
Owens Corning, Inc.	60,458	2,337,306

Capital Markets 0.1%
Goldman Sachs Group, Inc. (The)	5,922	1,163,199

Chemicals 1.6%
Air Products & Chemicals, Inc.	6,767	970,591
Albemarle Corp.	41,843	2,498,027
Ashland, Inc.	10,848	1,370,753
Axalta Coating Systems, Ltd. (d)	23,473	720,152
Cabot Corp.	12,024	513,906
Celanese Corp. Series A	21,328	1,415,326
Dow Chemical Co. (The)	25,658	1,308,558
E.I. du Pont de Nemours & Co.	13,855	1,014,186
Mosaic Co. (The)	57,039	2,509,716
Westlake Chemical Corp.	21,085	1,644,208

		13,965,423

Commercial Services 1.4%
ADT Corp. (The)	66,494	2,500,174
Apollo Education Group, Inc. (d)	27,613	463,484
DeVry Education Group, Inc.	54,799	1,657,122
Graham Holdings Co. Class B	289	295,627
Leidos Holdings, Inc.	50,378	2,097,740
ManpowerGroup, Inc.	8,497	725,049
R.R. Donnelley & Sons Co.	112,481	2,094,396
Service Corp. International	15,300	423,504
ServiceMaster Global Holdings, Inc. (d)	43,442	1,501,356
Total System Services, Inc.	21,855	864,584

		12,623,036

Computers 1.2%
Brocade Communications Systems, Inc.	202,277	2,285,730
Computer Sciences Corp.	42,909	2,765,485
EMC Corp.	43,427	1,168,620
Hewlett-Packard Co.	39,742	1,310,294
Lexmark International, Inc. Class A	50,885	2,258,785
Western Digital Corp.	10,209	997,828

		10,786,742

Cosmetics & Personal Care 0.3%
Colgate-Palmolive Co.	15,002	1,009,334
Procter & Gamble Co. (The)	14,727	1,170,944

		2,180,278

Diversified Telecommunication Services 0.0%‡
Windstream Holdings, Inc.	1	10

	Shares	Value

Electric 3.6%
Ameren Corp.	21,467	$878,859
American Electric Power Co., Inc.	20,350	1,157,305
CMS Energy Corp.	43,048	1,460,619
Consolidated Edison, Inc.	45,413	2,795,170
Dominion Resources, Inc.	14,216	1,019,003
DTE Energy Co.	30,899	2,460,487
Duke Energy Corp.	13,105	1,016,555
Edison International	46,218	2,816,525
Entergy Corp.	43,102	3,326,612
Exelon Corp.	30,391	1,033,902
NextEra Energy, Inc.	10,008	1,010,107
PG&E Corp.	21,810	1,154,185
Pinnacle West Capital Corp.	41,123	2,516,728
PPL Corp.	16,496	561,359
Public Service Enterprise Group, Inc.	93,186	3,870,946
Southern Co. (The)	23,019	1,019,742
Westar Energy, Inc.	980	36,897
Wisconsin Energy Corp.	2,066	101,482
Xcel Energy, Inc.	92,009	3,120,025

		31,356,508

Electrical Components & Equipment 0.1%
Emerson Electric Co.	19,901	1,170,776

Electronics 0.7%
Agilent Technologies, Inc.	30,535	1,263,233
Arrow Electronics, Inc. (d)	6,811	406,685
Jabil Circuit, Inc.	103,481	2,330,392
Keysight Technologies, Inc. (d)	15,297	511,838
Thermo Fisher Scientific, Inc.	9,250	1,162,540

		5,674,688

Energy—Alternate Sources 0.3%
First Solar, Inc. (d)	38,182	2,278,320

Engineering & Construction 0.1%
AECOM (d)	18,180	573,761

Entertainment 0.3%
Dolby Laboratories, Inc. Class A	11,058	445,195
Gaming and Leisure Properties, Inc.	30,767	1,098,382
Regal Entertainment Group Class A	66,667	1,466,674

		3,010,251

Environmental Controls 0.2%
Covanta Holding Corp.	25,144	510,172
Waste Management, Inc.	26,548	1,314,922

		1,825,094

Finance—Consumer Loans 0.4%
Navient Corp.	43,009	840,396
Santander Consumer USA Holdings, Inc.	12,651	312,353

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Finance—Consumer Loans (continued)
Synchrony Financial (d)	63,554	$1,979,707

		3,132,456

Finance—Credit Card 0.1%
Discover Financial Services	20,168	1,169,139

Finance—Investment Banker/Broker 0.5%
Charles Schwab Corp. (The)	33,360	1,017,480
Interactive Brokers Group, Inc. Class A	60,325	2,048,034
Raymond James Financial, Inc.	16,015	905,328

		3,970,842

Finance—Mortgage Loan/Banker 0.0%‡
FNF Group	4,317	155,369

Finance—Other Services 0.4%
CME Group, Inc.	11,522	1,047,465
NASDAQ OMX Group, Inc. (The)	49,788	2,421,190

		3,468,655

Food 1.2%
Ingredion, Inc.	17,271	1,371,317
Kellogg Co.	18,555	1,175,088
Mondelez International, Inc. Class A	26,559	1,019,069
Pilgrim’s Pride Corp.	79,611	1,966,392
Pinnacle Foods, Inc.	25,899	1,050,205
Sysco Corp.	27,460	1,016,844
Whole Foods Market, Inc.	57,236	2,733,591

		10,332,506

Forest Products & Paper 0.4%
Domtar Corp.	46,346	2,003,074
International Paper Co.	35,584	1,911,573

		3,914,647

Gas 0.6%
Sempra Energy	9,260	983,134
UGI Corp.	72,513	2,524,178
Vectren Corp.	40,577	1,751,709

		5,259,021

Hand & Machine Tools 0.1%
Regal Beloit Corp.	14,352	1,122,326

Health Care—Products 1.3%
Becton Dickinson & Co.	9,312	1,311,782
Boston Scientific Corp. (d)	121,952	2,173,185
DENTSPLY International, Inc.	18,045	920,295
Halyard Health, Inc. (d)	24,701	1,197,505
Hill-Rom Holdings, Inc.	34,580	1,726,925
Hologic, Inc. (d)	44,610	1,505,141
Medtronic PLC	15,536	1,156,655

	Shares	Value

Health Care—Products (continued)
Stryker Corp.	14,039	$1,294,957
Zimmer Holdings, Inc.	666	73,153

		11,359,598

Health Care—Services 3.0%
Aetna, Inc.	12,260	1,310,226
Anthem, Inc.	8,765	1,322,902
Cigna Corp.	25,343	3,158,752
Community Health Systems, Inc. (d)	47,352	2,541,855
Express Scripts Holding Co. (d)	15,616	1,349,222
HCA Holdings, Inc. (d)	56,385	4,173,054
Health Net, Inc. (d)	41,439	2,181,763
Humana, Inc.	15,683	2,597,105
LifePoint Hospitals, Inc. (d)	29,520	2,210,458
Quest Diagnostics, Inc.	34,834	2,487,844
UnitedHealth Group, Inc.	11,655	1,298,367
Universal Health Services, Inc. Class B	11,292	1,320,599

		25,952,147

Home Builders 0.1%
Toll Brothers, Inc. (d)	34,678	1,232,456

Home Furnishing 0.5%
Leggett & Platt, Inc.	49,395	2,097,806
Whirlpool Corp.	11,225	1,971,110

		4,068,916

Household Products & Wares 0.1%
Kimberly-Clark Corp.	10,621	1,165,017

Insurance 4.5%
ACE, Ltd.	10,884	1,164,479
Aflac, Inc.	20,735	1,307,134
Alleghany Corp. (d)	4,940	2,339,189
Allied World Assurance Co. Holdings, A.G.	55,960	2,302,194
Allstate Corp. (The)	18,849	1,313,021
American International Group, Inc.	23,375	1,315,779
American National Insurance Co.	1,862	186,312
Arch Capital Group, Ltd. (d)	6,179	374,942
Aspen Insurance Holdings, Ltd.	42,086	1,966,679
Assurant, Inc.	34,886	2,144,093
Assured Guaranty, Ltd.	44,538	1,157,543
Axis Capital Holdings, Ltd.	47,189	2,456,659
Berkshire Hathaway, Inc. Class B (d)	9,297	1,312,829
Chubb Corp. (The)	11,877	1,168,103
Endurance Specialty Holdings, Ltd.	34,662	2,092,891
Everest Re Group, Ltd.	6,881	1,231,080
Hanover Insurance Group, Inc. (The)	25,782	1,767,872
Hartford Financial Services Group, Inc. (The)	6,109	249,064
Lincoln National Corp.	31,147	1,759,494
Marsh & McLennan Cos., Inc.	18,067	1,014,643
MetLife, Inc.	25,388	1,302,150
Prudential Financial, Inc.	14,248	1,162,637

20	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Insurance (continued)
Reinsurance Group of America, Inc.	2,227	$204,038
StanCorp Financial Group, Inc.	23,723	1,709,954
Travelers Cos., Inc. (The)	12,874	1,301,690
Validus Holdings, Ltd.	30,920	1,293,384
Voya Financial, Inc.	57,103	2,417,741
W.R. Berkley Corp.	29,171	1,429,087
White Mountains Insurance Group, Ltd.	111	75,033

		39,519,714

Internet 0.5%
AOL, Inc. (d)	54,400	2,170,560
Liberty Interactive Corp. Class A (d)	26,234	754,490
Yahoo!, Inc. (d)	23,749	1,010,876

		3,935,926

Investment Management/Advisory Services 0.4%
Ameriprise Financial, Inc.	994	124,528
BlackRock, Inc.	3,206	1,166,792
Franklin Resources, Inc.	22,607	1,165,617
Legg Mason, Inc.	22,009	1,158,774
NorthStar Asset Management Group, Inc.	7,871	165,527

		3,781,238

Iron & Steel 0.2%
Steel Dynamics, Inc.	82,606	1,828,071

IT Services 0.4%
CoreLogic, Inc. (d)	48,335	1,890,382
Teradata Corp. (d)	34,505	1,517,875

		3,408,257

Leisure Time 0.5%
Carnival Corp.	29,824	1,311,361
Jarden Corp. (d)	25,244	1,291,988
Royal Caribbean Cruises, Ltd.	21,358	1,453,626

		4,056,975

Machinery—Construction & Mining 0.2%
Caterpillar, Inc.	15,133	1,314,755

Machinery—Diversified 0.3%
AGCO Corp.	28,824	1,484,724
Deere & Co.	11,436	1,035,187

		2,519,911

Media 1.1%
CBS Corp. Class B	16,375	1,017,379
Comcast Corp. Class A	22,698	1,311,037
John Wiley & Sons, Inc. Class A	12,119	689,329
Liberty Media Corp. Class A (d)	10,188	391,015
Liberty Media Corp. Class C (d)	20,279	769,588
News Corp. Class A (d)	76,419	1,205,892

	Shares	Value

Media (continued)
Thomson Reuters Corp.	28,509	$1,170,580
Time Warner, Inc.	13,762	1,161,650
Twenty-First Century Fox, Inc. Class A	29,689	1,011,801
Walt Disney Co. (The)	9,359	1,017,510

		9,745,781

Mining 0.4%
Freeport-McMoRan, Inc.	44,904	1,044,916
Newmont Mining Corp.	87,960	2,330,060

		3,374,976

Miscellaneous—Manufacturing 0.9%
Danaher Corp.	14,203	1,162,942
Dover Corp.	2,304	174,459
Eaton Corp. PLC	14,780	1,015,829
General Electric Co.	37,942	1,027,469
Textron, Inc.	70,696	3,109,210
Trinity Industries, Inc.	63,944	1,732,243

		8,222,152

Office & Business Equipment 0.3%
Xerox Corp.	204,626	2,353,199

Oil & Gas 3.1%
Anadarko Petroleum Corp.	10,946	1,030,019
Apache Corp.	17,153	1,173,265
Atwood Oceanics, Inc.	1,298	43,327
California Resources Corp.	132,437	1,231,664
Chevron Corp.	10,525	1,168,906
Cimarex Energy Co.	4,667	580,575
Cobalt International Energy, Inc. (d)	3,706	39,654
ConocoPhillips	15,102	1,025,728
CVR Energy, Inc.	44,156	1,768,006
Denbury Resources, Inc.	4,201	37,011
Devon Energy Corp.	14,906	1,016,738
EP Energy Corp. Class A (d)	13,740	202,940
Exxon Mobil Corp.	11,696	1,021,880
Gulfport Energy Corp. (d)	792	38,760
Helmerich & Payne, Inc.	557	43,429
Hess Corp.	15,082	1,159,806
Laredo Petroleum, Inc. (d)	2,611	41,254
Marathon Oil Corp.	37,705	1,172,625
Marathon Petroleum Corp.	12,915	1,273,032
Murphy Oil Corp.	32,098	1,528,186
Murphy USA, Inc. (d)	29,945	1,956,307
Nabors Industries, Ltd.	51,417	858,664
Newfield Exploration Co. (d)	2,112	82,875
Noble Energy, Inc.	7,320	371,270
Occidental Petroleum Corp.	14,679	1,175,788
Patterson-UTI Energy, Inc.	1,924	43,001
PBF Energy, Inc. Class A	55,001	1,560,928
Phillips 66	12,689	1,006,365
QEP Resources, Inc.	51,626	1,161,585

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Oil & Gas (continued)
SandRidge Energy, Inc. (d)	18,109	$34,226
Seadrill, Ltd.	3,436	44,977
Seventy Seven Energy, Inc. (d)	6,568	33,300
Tesoro Corp.	14,858	1,275,262
Ultra Petroleum Corp. (d)	2,372	40,395
Unit Corp. (d)	1,340	46,686
Valero Energy Corp.	22,862	1,300,848
Whiting Petroleum Corp. (d)	1,068	40,488
WPX Energy, Inc. (d)	41,307	567,971

		27,197,741

Oil & Gas Services 0.4%
Baker Hughes, Inc.	14,950	1,023,477
Cameron International Corp. (d)	10,566	579,228
Frank’s International N.V.	4,912	102,170
National Oilwell Varco, Inc.	22,222	1,209,099
Oil States International, Inc. (d)	780	37,120
Superior Energy Services, Inc.	24,300	619,650
Targa Resources Corp.	270	28,342

		3,599,086

Packaging & Containers 0.3%
Rock-Tenn Co. Class A	39,966	2,517,059

Pharmaceuticals 1.8%
Abbott Laboratories	24,931	1,157,297
Bristol-Myers Squibb Co.	15,987	1,018,852
Cardinal Health, Inc.	52,136	4,397,150
Eli Lilly & Co.	16,270	1,169,325
Johnson & Johnson	11,714	1,162,029
Mallinckrodt PLC (d)	17,386	1,967,747
Merck & Co., Inc.	17,222	1,025,742
Omnicare, Inc.	17,022	1,497,596
Perrigo Co. PLC	1,211	221,952
Pfizer, Inc.	38,618	1,310,309
VWR Corp. (d)	33,375	885,772

		15,813,771

Pipelines 0.3%
Kinder Morgan, Inc.	23,864	1,024,959
ONEOK, Inc.	5,872	282,443
Spectra Energy Corp.	27,263	1,015,547

		2,322,949

Real Estate 0.4%
Jones Lang LaSalle, Inc.	14,735	2,446,894
Realogy Holdings Corp. (d)	23,717	1,124,423

		3,571,317

Real Estate Investment Trusts 4.8%
American Campus Communities, Inc.	1,835	73,657
Annaly Capital Management, Inc.	199,465	2,008,613
Apartment Investment & Management Co. Class A	1,115	42,069

	Shares	Value

Real Estate Investment Trusts (continued)
AvalonBay Communities, Inc.	12,565	$2,064,932
BioMed Realty Trust, Inc.	7,448	154,546
Boston Properties, Inc.	14,428	1,908,969
Brandywine Realty Trust	70	1,021
Brixmor Property Group, Inc.	22,698	532,268
Camden Property Trust	176	13,214
CBL & Associates Properties, Inc.	71,689	1,291,119
Columbia Property Trust, Inc.	49,882	1,308,405
Communications Sales & Leasing, Inc. (d)	17,490	526,093
Corporate Office Properties Trust	26,868	709,046
DDR Corp.	12,551	213,995
Digital Realty Trust, Inc.	30,196	1,914,728
Duke Realty Corp.	22,306	441,882
Equity Commonwealth (d)	26,743	674,191
Equity Lifestyle Properties, Inc.	20,912	1,104,572
Equity Residential	15,592	1,151,625
Essex Property Trust, Inc.	3,650	810,117
General Growth Properties, Inc.	25,951	711,057
HCP, Inc.	24,446	984,929
Health Care REIT, Inc.	3,838	276,413
Home Properties, Inc.	20,346	1,496,652
Hospitality Properties Trust	48,006	1,444,020
Host Hotels & Resorts, Inc.	119,406	2,404,837
Iron Mountain, Inc.	27,226	939,025
Kimco Realty Corp.	42,910	1,034,131
Macerich Co. (The)	2,216	181,180
Mid-America Apartment Communities, Inc.	10,767	803,326
National Retail Properties, Inc.	28,727	1,103,117
NorthStar Realty Finance Corp.	20,303	380,884
Outfront Media, Inc.	13,490	387,433
Piedmont Office Realty Trust, Inc. Class A	22,052	385,469
Plum Creek Timber Co., Inc.	32,857	1,386,565
ProLogis, Inc.	29,357	1,180,151
Public Storage	6,235	1,171,619
Realty Income Corp.	3,244	152,371
Regency Centers Corp.	488	30,637
Retail Properties of America, Inc. Class A	83,934	1,268,243
Senior Housing Properties Trust	18,431	377,283
Simon Property Group, Inc.	5,613	1,018,703
SL Green Realty Corp.	6,771	828,500
Starwood Property Trust, Inc.	12,022	288,648
Taubman Centers, Inc.	7,100	511,271
UDR, Inc.	21,489	704,195
Ventas, Inc.	5,335	367,581
Vornado Realty Trust	6,021	623,113
Weingarten Realty Investors	607	19,885
Weyerhaeuser Co.	81,417	2,565,450

		41,971,750

Retail 3.3%
Abercrombie & Fitch Co. Class A	6,668	149,897
Ascena Retail Group, Inc. (d)	59,490	891,755

22	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Retail (continued)
Bed Bath & Beyond, Inc. (d)	993	$69,967
Best Buy Co., Inc.	70,659	2,448,334
Big Lots, Inc.	43,215	1,969,308
Chico’s FAS, Inc.	31,275	527,296
Costco Wholesale Corp.	8,140	1,164,427
CST Brands, Inc.	30,804	1,284,835
CVS Health Corp.	13,153	1,305,961
Darden Restaurants, Inc.	33,490	2,135,657
Dick’s Sporting Goods, Inc.	33,488	1,817,059
Dillard’s, Inc. Class A	14,896	1,960,165
J.C. Penney Co., Inc. (d)	13,492	111,984
Kohl’s Corp.	46,715	3,347,130
Michaels Cos., Inc. (The) (d)	68,801	1,779,194
Rite Aid Corp. (d)	136,597	1,053,163
Signet Jewelers, Ltd.	2,701	362,285
Staples, Inc.	184,898	3,017,535
Target Corp.	16,789	1,323,477
Wal-Mart Stores, Inc.	17,002	1,327,006
Walgreens Boots Alliance, Inc.	12,153	1,007,848

		29,054,283

Savings & Loans 0.1%
First Niagara Financial Group, Inc.	80,834	735,185
Hudson City Bancorp, Inc.	18,274	169,948

		905,133

Semiconductors 1.2%
Intel Corp.	40,268	1,310,723
Marvell Technology Group, Ltd.	109,678	1,536,589
Micron Technology, Inc. (d)	45,868	1,290,267
NVIDIA Corp.	101,546	2,253,813
ON Semiconductor Corp. (d)	176,268	2,030,607
Teradyne, Inc.	114,894	2,096,816

		10,518,815

Semiconductors & Semiconductor Equipment 0.3%
Broadcom Corp. Class A	50,736	2,242,785

Shipbuilding 0.2%
Huntington Ingalls Industries, Inc.	14,266	1,877,263

Software 0.7%
Activision Blizzard, Inc.	11,014	251,284
Citrix Systems, Inc. (d)	30,336	2,037,366
Electronic Arts, Inc. (d)	40,673	2,362,695
Microsoft Corp.	26,991	1,312,842
Nuance Communications, Inc. (d)	5,352	82,046

		6,046,233

Telecommunications 1.8%
Amdocs, Ltd.	12,804	705,116

	Shares	Value

Telecommunications (continued)
AT&T, Inc.	29,570	$1,024,305
CenturyLink, Inc.	32,388	1,164,673
Cisco Systems, Inc.	45,583	1,314,158
Corning, Inc.	61,994	1,297,534
EchoStar Corp. Class A (d)	40,095	2,004,750
Frontier Communications Corp.	366,742	2,515,850
Harris Corp.	10,909	875,338
Juniper Networks, Inc.	77,973	2,060,826
Sprint Corp. (d)	221,896	1,138,326
T-Mobile U.S., Inc. (d)	33,970	1,156,339
Telephone & Data Systems, Inc.	13,650	364,592

		15,621,807

Textiles 0.2%
Cintas Corp.	19,418	1,552,469

Toys, Games & Hobbies 0.0%‡
Hasbro, Inc.	5,178	366,551

Transportation 0.4%
CSX Corp.	31,827	1,148,636
FedEx Corp.	7,808	1,324,003
Golar LNG, Ltd.	788	28,364
Norfolk Southern Corp.	9,961	1,004,567
Tidewater, Inc.	1,203	33,311

		3,538,881

Trucking & Leasing 0.0%‡
AMERCO	822	264,717

Total Common Stocks (Cost $400,402,884)		480,477,090

Exchange-Traded Funds 7.7% (e)
♦iShares Intermediate Credit Bond Fund	127,619	14,089,138
♦iShares Intermediate Government / Credit Bond Fund	304,013	33,940,011
iShares Russell 1000 Value Index Fund	45,120	4,692,029
S&P 500 Index—SPDR Trust Series 1	7,027	1,465,270
S&P Midcap 400 Index—Midcap SPDR Trust Series 1	11,181	3,054,090
♦Vanguard Mid-Cap Value	103,209	9,458,073

Total Exchange-Traded Funds (Cost $65,433,522)		66,698,611

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Number of Rights	Value

Rights 0.0%‡
Food & Staples Retailing 0.0%‡
Safeway Casa Ley CVR due 1/30/19 (c)(d)(f)	17,798	$18,063
Safeway PDC, LLC CVR due 1/30/17 (c)(d)(f)	17,798	869

Total Rights (Cost $18,932)		18,932

	Principal Amount
Short-Term Investments 1.0%
Repurchase Agreements 1.0%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $1,087,632 (Collateralized by Federal National Mortgage Association securities with rates between 1.96% and 2.11% and a maturity date of 11/7/22, with a Principal Amount of $1,125,000 and a Market Value of $1,115,012)	$1,087,632	1,087,632
TD Securities (U.S.A.) LLC 0.10%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $7,517,021 (Collateralized by United States Treasury securities with rates between 3.00% and 4.50% and maturity dates between 9/30/16 and 8/15/39 with a Principal Amount of $5,776,500 and a Market Value of $7,667,438)	7,517,000	7,517,000

Total Short-Term Investments (Cost $8,604,632)		8,604,632

Total Investments (Cost $792,030,750) (g)	100.7%	878,051,476
Other Assets, Less Liabilities	(0.7)	(6,250,612)
Net Assets	100.0%	$871,800,864
‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of April 30, 2015.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2015, the total market value of these securities was $618,932, which represented 0.1% of the Fund’s net assets.

(d)	Non-income producing security.

(e)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(f)	Illiquid security—As of April 30, 2015, the total market value of these securities was $18,932, which represented less than one-tenth of a percent of the Fund’s net assets.

(g)	As of April 30, 2015, cost was $797,062,686 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$91,315,339
Gross unrealized depreciation	(10,326,549)

Net unrealized appreciation	$80,988,790

As of April 30, 2015, the Fund held the following Futures contracts1:

Type	Number of Contracts Long	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	39	June 2015	$8,551,359	$1,139
10-Year United States Treasury Note	13	June 2015	1,668,875	(245)

			$10,220,234	$894

1.	As of April 30, 2015, cash in the amount of $9,750 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2015.

24	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the preceding pages:

CVR—Contingent Value Right

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$18,562,371	$—	$18,562,371
Corporate Bonds	—	139,688,964	—	139,688,964
Foreign Government Bonds	—	4,212,727	—	4,212,727
Mortgage-Backed Securities	—	6,525,268	—	6,525,268
U.S. Government & Federal Agencies	—	153,262,881	—	153,262,881

Total Long-Term Bonds	—	322,252,211	—	322,252,211

Common Stocks	480,477,090	—	—	480,477,090
Exchange-Traded Funds	66,698,611	—	—	66,698,611
Rights (b)	—	—	18,932	18,932
Short-Term Investments
Repurchase Agreements	—	8,604,632	—	8,604,632

Total Investments in Securities	547,175,701	330,856,843	18,932	878,051,476

Other Financial Instruments
Futures Contracts Long (c)	1,139	—	—	1,139

Total Investments in Securities and Other Financial Instruments	$547,176,840	$330,856,843	$18,932	$878,052,615

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Long (c)	$(245)	$—	$—	$(245)

Total Other Financial Instruments	$(245)	$—	$—	$(245)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $18,932 are held in Food & Staples Retailing within the Rights section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, securities with a total value of $1,743,550 transferred from Level 3 to Level 2. The transfer occurred as a result of a change in the observable nature of the inputs. As of October 31, 2014, the fair value for these securities utilized significant unobservable inputs. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases (a)	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2015 (b)
Long-Term Bonds
Asset-Backed Securities
Other ABS	$1,743,550	$—	$—	$—	$—	$—	$—	$(1,743,550)	$—	$—
Rights
Food & Staples Retailing	—	—	—	—	18,932	—	—	—	18,932	—

Total	$1,743,550	$—	$—	$—	$18,932	$—	$—	$(1,743,550)	$18,932	$—

(a)	Purchases include securities received from a corporate action.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

26	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $792,030,750)	$878,051,476
Cash	417,355
Cash collateral on deposit at broker	9,750
Receivables:
Investment securities sold	54,970,969
Dividends and interest	1,843,987
Fund shares sold	1,768,084
Other assets	74,852

Total assets	937,136,473

Liabilities
Payables:
Investment securities purchased	62,718,190
Fund shares redeemed	1,599,895
Manager (See Note 3)	511,667
Transfer agent (See Note 3)	204,522
NYLIFE Distributors (See Note 3)	202,180
Shareholder communication	35,874
Professional fees	34,813
Custodian	22,942
Variation margin on futures contracts	1,870
Trustees	165
Accrued expenses	3,491

Total liabilities	65,335,609

Net assets	$871,800,864

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$26,584
Additional paid-in capital	763,110,667

763,137,251
Undistributed net investment income	1,278,264
Accumulated net realized gain (loss) on investments and futures transactions	21,363,729
Net unrealized appreciation (depreciation) on investments and futures contracts	86,021,620

Net assets	$871,800,864

Class A
Net assets applicable to outstanding shares	$259,192,809

Shares of beneficial interest outstanding	7,905,162

Net asset value per share outstanding	$32.79
Maximum sales charge (5.50% of offering price)	1.91

Maximum offering price per share outstanding	$34.70

Investor Class
Net assets applicable to outstanding shares	$82,087,658

Shares of beneficial interest outstanding	2,502,239

Net asset value per share outstanding	$32.81
Maximum sales charge (5.50% of offering price)	1.91

Maximum offering price per share outstanding	$34.72

Class B
Net assets applicable to outstanding shares	$34,544,272

Shares of beneficial interest outstanding	1,057,510

Net asset value and offering price per share outstanding	$32.67

Class C
Net assets applicable to outstanding shares	$110,778,262

Shares of beneficial interest outstanding	3,392,920

Net asset value and offering price per share outstanding	$32.65

Class I
Net assets applicable to outstanding shares	$325,851,118

Shares of beneficial interest outstanding	9,916,161

Net asset value and offering price per share outstanding	$32.86

Class R1
Net assets applicable to outstanding shares	$7,307,026

Shares of beneficial interest outstanding	222,656

Net asset value and offering price per share outstanding	$32.82

Class R2
Net assets applicable to outstanding shares	$49,939,111

Shares of beneficial interest outstanding	1,523,550

Net asset value and offering price per share outstanding	$32.78

Class R3
Net assets applicable to outstanding shares	$2,100,608

Shares of beneficial interest outstanding	64,099

Net asset value and offering price per share outstanding	$32.77

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$6,547,846
Interest	3,239,082

Total income	9,786,928

Expenses
Manager (See Note 3)	2,934,833
Distribution/Service—Class A (See Note 3)	308,142
Distribution/Service—Investor Class (See Note 3)	100,588
Distribution/Service—Class B (See Note 3)	175,409
Distribution/Service—Class C (See Note 3)	499,906
Distribution/Service—Class R2 (See Note 3)	61,213
Distribution/Service—Class R3 (See Note 3)	6,242
Transfer agent (See Note 3)	655,755
Registration	61,112
Custodian	42,446
Shareholder communication	40,239
Professional fees	36,032
Shareholder service (See Note 3)	29,135
Trustees	6,954
Miscellaneous	14,536

Total expenses	4,972,542

Net investment income (loss)	4,814,386

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	27,145,512
Futures transactions	(496,850)

Net realized gain (loss) on investments and futures transactions	26,648,662

Net change in unrealized appreciation (depreciation) on:
Investments	(10,906,767)
Futures contracts	104,166

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(10,802,601)

Net realized and unrealized gain (loss) on investments and futures transactions	15,846,061

Net increase (decrease) in net assets resulting from operations	$20,660,447

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,982.

28	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,814,386	$6,437,051
Net realized gain (loss) on investments and futures transactions	26,648,662	64,971,430
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(10,802,601)	4,375,753

Net increase (decrease) in net assets resulting from operations	20,660,447	75,784,234

Dividends and distributions to shareholders:
From net investment income:
Class A	(1,108,362)	(1,933,296)
Investor Class	(307,621)	(577,741)
Class B	(16,566)	(14,204)
Class C	(55,835)	(28,288)
Class I	(1,813,111)	(3,124,349)
Class R1	(35,742)	(108,543)
Class R2	(193,064)	(473,728)
Class R3	(5,821)	(19,418)

	(3,536,122)	(6,279,567)

From net realized gain on investments:
Class A	(18,973,063)	(12,175,972)
Investor Class	(6,456,494)	(4,796,504)
Class B	(2,935,092)	(2,703,756)
Class C	(7,403,414)	(4,255,323)
Class I	(25,224,207)	(15,841,196)
Class R1	(519,778)	(710,377)
Class R2	(3,888,189)	(3,820,125)
Class R3	(226,815)	(201,195)

	(65,627,052)	(44,504,448)

Total dividends and distributions to shareholders	(69,163,174)	(50,784,015)

Capital share transactions:
Net proceeds from sale of shares	153,069,267	195,920,328
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	66,461,464	49,031,587
Cost of shares redeemed	(88,334,761)	(158,817,707)

Increase (decrease) in net assets derived from capital share transactions	131,195,970	86,134,208

Net increase (decrease) in net assets	82,693,243	111,134,427

Net Assets
Beginning of period	789,107,621	677,973,194

End of period	$871,800,864	$789,107,621

Undistributed net investment income at end of period	$1,278,264	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013		2012		2011		2010
Net asset value at beginning of period	$34.91		$33.91	$28.37		$26.03		$24.94		$22.09

Net investment income (loss) (a)	0.20		0.32	0.32		0.31		0.34		0.35
Net realized and unrealized gain (loss) on investments	0.69		3.19	5.54		2.32		1.10		2.84

Total from investment operations	0.89		3.51	5.86		2.63		1.44		3.19

Less dividends and distributions:
From net investment income	(0.15)		(0.31)	(0.32)		(0.29)		(0.35)		(0.34)
From net realized gain on investments	(2.86)		(2.20)	—		—		—		—

Total dividends and distributions	(3.01)		(2.51)	(0.32)		(0.29)		(0.35)		(0.34)

Net asset value at end of period	$32.79		$34.91	$33.91		$28.37		$26.03		$24.94

Total investment return (b)	2.60	%(c)	11.08%	20.78%		10.17%		5.79%		14.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.21	%††	0.95%	1.04%		1.13%		1.31%		1.47%
Net expenses	1.12	%††	1.13%	1.16%		1.20%		1.19%		1.25%
Portfolio turnover rate	87%		162%	167	%(d)	209	%(d)	221	%(d)	123%
Net assets at end of period (in 000’s)	$259,193		$229,459	$185,670		$140,585		$133,436		$152,963

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013		2012		2011		2010
Net asset value at beginning of period	$34.93		$33.93	$28.39		$26.05		$24.95		$22.09

Net investment income (loss) (a)	0.18		0.27	0.27		0.26		0.29		0.30
Net realized and unrealized gain (loss) on investments	0.69		3.19	5.53		2.32		1.11		2.86

Total from investment operations	0.87		3.46	5.80		2.58		1.40		3.16

Less dividends and distributions:
From net investment income	(0.13)		(0.26)	(0.26)		(0.24)		(0.30)		(0.30)
From net realized gain on investments	(2.86)		(2.20)	—		—		—		—

Total dividends and distributions	(2.99)		(2.46)	(0.26)		(0.24)		(0.30)		(0.30)

Net asset value at end of period	$32.81		$34.93	$33.93		$28.39		$26.05		$24.95

Total investment return (b)	2.56	%(c)	10.85%	20.58%		9.92%		5.62%		14.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08	%††	0.79%	0.86%		0.94%		1.12%		1.28%
Net expenses	1.26	%††	1.29%	1.34%		1.39%		1.38%		1.44%
Portfolio turnover rate	87%		162%	167	%(d)	209	%(d)	221	%(d)	123%
Net assets at end of period (in 000’s)	$82,088		$79,169	$73,801		$61,579		$58,345		$59,469

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

30	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2015*		2014	2013		2012		2011		2010
Net asset value at beginning of period	$34.81		$33.82	$28.30		$25.97		$24.87		$22.02

Net investment income (loss) (a)	0.06		0.02	0.05		0.05		0.10		0.13
Net realized and unrealized gain (loss) on investments	0.68		3.18	5.51		2.31		1.10		2.84

Total from investment operations	0.74		3.20	5.56		2.36		1.20		2.97

Less dividends and distributions:
From net investment income	(0.02)		(0.01)	(0.04)		(0.03)		(0.10)		(0.12)
From net realized gain on investments	(2.86)		(2.20)	—		—		—		—

Total dividends and distributions	(2.88)		(2.21)	(0.04)		(0.03)		(0.10)		(0.12)

Net asset value at end of period	$32.67		$34.81	$33.82		$28.30		$25.97		$24.87

Total investment return (b)	2.16	%(c)	10.06%	19.66%		9.11%		4.83%		13.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.34	%††	0.05%	0.15%		0.19%		0.37%		0.53%
Net expenses	2.01	%††	2.04%	2.10%		2.14%		2.13%		2.19%
Portfolio turnover rate	87%		162%	167	%(d)	209	%(d)	221	%(d)	123%
Net assets at end of period (in 000’s)	$34,544		$35,506	$41,749		$49,835		$61,438		$70,778

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

	Six months ended April 30,		Year ended October 31,
Class C	2015*		2014	2013		2012		2011		2010
Net asset value at beginning of period	$34.79		$33.81	$28.29		$25.96		$24.86		$22.01

Net investment income (loss) (a)	0.05		0.01	0.03		0.05		0.10		0.13
Net realized and unrealized gain (loss) on investments	0.69		3.18	5.53		2.31		1.10		2.84

Total from investment operations	0.74		3.19	5.56		2.36		1.20		2.97

Less dividends and distributions:
From net investment income	(0.02)		(0.01)	(0.04)		(0.03)		(0.10)		(0.12)
From net realized gain on investments	(2.86)		(2.20)	—		—		—		—

Total dividends and distributions	(2.88)		(2.21)	(0.04)		(0.03)		(0.10)		(0.12)

Net asset value at end of period	$32.65		$34.79	$33.81		$28.29		$25.96		$24.86

Total investment return (b)	2.16	%(c)	10.03%	19.67%		9.11%		4.83%		13.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.31	%††	0.04%	0.11%		0.19%		0.37%		0.53%
Net expenses	2.01	%††	2.04%	2.09%		2.14%		2.13%		2.19%
Portfolio turnover rate	87%		162%	167	%(d)	209	%(d)	221	%(d)	123%
Net assets at end of period (in 000’s)	$110,778		$84,308	$65,110		$52,876		$56,010		$62,892

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013		2012		2011		2010
Net asset value at beginning of period	$34.99		$33.97	$28.42		$26.08		$24.99		$22.12

Net investment income (loss) (a)	0.24		0.41	0.41		0.38		0.41		0.41
Net realized and unrealized gain (loss) on investments	0.68		3.21	5.54		2.32		1.10		2.86

Total from investment operations	0.92		3.62	5.95		2.70		1.51		3.27

Less dividends and distributions:
From net investment income	(0.19)		(0.40)	(0.40)		(0.36)		(0.42)		(0.40)
From net realized gain on investments	(2.86)		(2.20)	—		—		—		—

Total dividends and distributions	(3.05)		(2.60)	(0.40)		(0.36)		(0.42)		(0.40)

Net asset value at end of period	$32.86		$34.99	$33.97		$28.42		$26.08		$24.99

Total investment return (b)	2.75	%(c)	11.37%	21.07%		10.43%		6.04%		14.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.47	%††	1.21%	1.30%		1.38%		1.56%		1.73%
Net expenses	0.87	%††	0.88%	0.91%		0.95%		0.94%		1.00%
Portfolio turnover rate	87%		162%	167	%(d)	209	%(d)	221	%(d)	123%
Net assets at end of period (in 000’s)	$325,851		$303,727	$244,477		$227,707		$208,772		$219,406

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

	Six months ended April 30,		Year ended October 31,
Class R1	2015*		2014	2013		2012		2011		2010
Net asset value at beginning of period	$34.94		$33.93	$28.39		$26.05		$24.96		$22.10

Net investment income (loss) (a)	0.23		0.38	0.37		0.35		0.38		0.39
Net realized and unrealized gain (loss) on investments	0.69		3.19	5.54		2.32		1.10		2.85

Total from investment operations	0.92		3.57	5.91		2.67		1.48		3.24

Less dividends and distributions:
From net investment income	(0.18)		(0.36)	(0.37)		(0.33)		(0.39)		(0.38)
From net realized gain on investments	(2.86)		(2.20)	—		—		—		—

Total dividends and distributions	(3.04)		(2.56)	(0.37)		(0.33)		(0.39)		(0.38)

Net asset value at end of period	$32.82		$34.94	$33.93		$28.39		$26.05		$24.96

Total investment return (b)	2.70	%(c)	11.24%	20.94%		10.33%		5.94%		14.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.36	%††	1.12%	1.20%		1.28%		1.46%		1.64%
Net expenses	0.97	%††	0.97%	1.01%		1.05%		1.04%		1.10%
Portfolio turnover rate	87%		162%	167	%(d)	209	%(d)	221	%(d)	123%
Net assets at end of period (in 000’s)	$7,307		$6,392	$10,881		$9,441		$20,337		$19,660

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

32	MainStay Balanced Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class R2	2015*		2014	2013		2012		2011		2010
Net asset value at beginning of period	$34.91		$33.90	$28.37		$26.03		$24.94		$22.08

Net investment income (loss) (a)	0.19		0.29	0.30		0.28		0.31		0.33
Net realized and unrealized gain (loss) on investments	0.67		3.20	5.52		2.33		1.10		2.85

Total from investment operations	0.86		3.49	5.82		2.61		1.41		3.18

Less dividends and distributions:
From net investment income	(0.13)		(0.28)	(0.29)		(0.27)		(0.32)		(0.32)
From net realized gain on investments	(2.86)		(2.20)	—		—		—		—

Total dividends and distributions	(2.99)		(2.48)	(0.29)		(0.27)		(0.32)		(0.32)

Net asset value at end of period	$32.78		$34.91	$33.90		$28.37		$26.03		$24.94

Total investment return (b)	2.55	%(c)	10.97%	20.62%		10.06%		5.68%		14.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.12	%††	0.85%	0.95%		1.03%		1.21%		1.38%
Net expenses	1.22	%††	1.23%	1.26%		1.30%		1.29%		1.35%
Portfolio turnover rate	87%		162%	167	%(d)	209	%(d)	221	%(d)	123%
Net assets at end of period (in 000’s)	$49,939		$47,872	$53,833		$45,799		$41,344		$41,429

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

	Six months ended April 30,		Year ended October 31,
Class R3	2015*		2014	2013		2012		2011		2010
Net asset value at beginning of period	$34.89		$33.89	$28.36		$26.03		$24.93		$22.08

Net investment income (loss) (a)	0.15		0.20	0.17		0.21		0.24		0.27
Net realized and unrealized gain (loss) on investments	0.68		3.20	5.58		2.32		1.12		2.84

Total from investment operations	0.83		3.40	5.75		2.53		1.36		3.11

Less dividends and distributions:
From net investment income	(0.09)		(0.20)	(0.22)		(0.20)		(0.26)		(0.26)
From net realized gain on investments	(2.86)		(2.20)	—		—		—		—

Total dividends and distributions	(2.95)		(2.40)	(0.22)		(0.20)		(0.26)		(0.26)

Net asset value at end of period	$32.77		$34.89	$33.89		$28.36		$26.03		$24.93

Total investment return (b)	2.46	%(c)	10.67%	20.36%		9.76%		5.47%		14.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.90	%††	0.61%	0.54%		0.77%		0.92%		1.12%
Net expenses	1.47	%††	1.47%	1.50%		1.55%		1.54%		1.59%
Portfolio turnover rate	87%		162%	167	%(d)	209	%(d)	221	%(d)	123%
Net assets at end of period (in 000’s)	$2,101		$2,674	$2,451		$329		$234		$168

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 163%, 202% and 218% for the years ended October 31, 2013, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Balanced Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay Balanced Fund, a series of Eclipse Funds (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on May 25, 2012. All information regarding and references to periods prior to May 25, 2012 relate to the Predecessor Fund.

The Fund currently offers eight classes of shares. Class I shares commenced operations on May 1, 1989. Class C shares commenced operations on December 30, 2002. Class A, Class B, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund pre-

pares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisors or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs

34	MainStay Balanced Fund

reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or

Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund held securities with a value of $618,932 that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the

35

Notes to Financial Statements (Unaudited) (continued)

amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-

line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily

36	MainStay Balanced Fund

fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investments in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2015, the Fund did not hold any warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(K)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the security returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(L)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts to help manage the dura-

37

Notes to Financial Statements (Unaudited) (continued)

tion and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$1,139	$1,139

Total Fair Value		$1,139	$1,139

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(245)	$(245)

Total Fair Value		$(245)	$(245)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(496,850)	$(496,850)

Total Realized Gain (Loss)		$(496,850)	$(496,850)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$104,166	$104,166

Total Change in Unrealized Appreciation (Depreciation)		$104,166	$104,166

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$6,665,066	$6,665,066
Futures Contracts Short	$(9,104,008)	$(9,104,008)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings and is responsible for the day-to-day portfolio management of the equity portion of the Fund. NYL Investors LLC (“NYL Investors” or the ‘‘Subadvisor,” and, together with Cornerstone Holdings, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the six-month period ended April 30, 2015, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.70%.

38	MainStay Balanced Fund

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $2,934,833.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates, or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2015, shareholder service fees incurred by the Fund were as follows:

Class R1	$3,402
Class R2	24,485
Class R3	1,248

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $51,799 and $20,461, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $1,400, $96, $13,445 and $5,086, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$147,798
Investor Class	105,438
Class B	45,969
Class C	130,862
Class I	190,755
Class R1	4,080
Class R2	29,359
Class R3	1,494

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$19,763,340
Long-Term Capital Gain	31,020,675
Total	$50,784,015

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

39

Notes to Financial Statements (Unaudited) (continued)

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of U.S. government securities were $210,328 and $160,545, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $584,027 and $564,403, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	1,471,196	$48,780,230
Shares issued to shareholders in reinvestment of dividends and distributions	597,674	19,446,681
Shares redeemed	(828,747)	(27,526,336)

Net increase (decrease) in shares outstanding before conversion	1,240,123	40,700,575
Shares converted into Class A (See Note 1)	117,751	3,883,116
Shares converted from Class A (See Note 1)	(24,651)	(810,288)

Net increase (decrease)	1,333,223	$43,773,403

Year ended October 31, 2014:
Shares sold	1,586,967	$53,522,587
Shares issued to shareholders in reinvestment of dividends and distributions	423,696	13,661,189
Shares redeemed	(1,146,024)	(38,730,391)

Net increase (decrease) in shares outstanding before conversion	864,639	28,453,385
Shares converted into Class A (See Note 1)	268,357	8,995,536
Shares converted from Class A (See Note 1)	(36,420)	(1,238,074)

Net increase (decrease)	1,096,576	$36,210,847

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	175,647	$5,838,809
Shares issued to shareholders in reinvestment of dividends and distributions	207,306	6,750,701
Shares redeemed	(141,285)	(4,715,209)

Net increase (decrease) in shares outstanding before conversion	241,668	7,874,301
Shares converted into Investor Class (See Note 1)	94,221	3,067,012
Shares converted from Investor Class (See Note 1)	(99,972)	(3,305,387)

Net increase (decrease)	235,917	$7,635,926

Year ended October 31, 2014:
Shares sold	237,510	$7,990,239
Shares issued to shareholders in reinvestment of dividends and distributions	166,363	5,361,343
Shares redeemed	(292,148)	(9,829,672)

Net increase (decrease) in shares outstanding before conversion	111,725	3,521,910
Shares converted into Investor Class (See Note 1)	202,328	6,789,192
Shares converted from Investor Class (See Note 1)	(223,122)	(7,503,493)

Net increase (decrease)	90,931	$2,807,609

Class B	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	132,243	$4,376,270
Shares issued to shareholders in reinvestment of dividends and distributions	87,786	2,848,881
Shares redeemed	(94,875)	(3,130,147)

Net increase (decrease) in shares outstanding before conversion	125,154	4,095,004
Shares converted from Class B (See Note 1)	(87,665)	(2,834,453)

Net increase (decrease)	37,489	$1,260,551

Year ended October 31, 2014:
Shares sold	136,806	$4,573,482
Shares issued to shareholders in reinvestment of dividends and distributions	82,436	2,637,955
Shares redeemed	(221,830)	(7,412,892)

Net increase (decrease) in shares outstanding before conversion	(2,588)	(201,455)
Shares converted from Class B (See Note 1)	(211,857)	(7,043,161)

Net increase (decrease)	(214,445)	$(7,244,616)

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	1,124,070	$37,214,786
Shares issued to shareholders in reinvestment of dividends and distributions	192,057	6,229,100
Shares redeemed	(346,357)	(11,400,284)

Net increase (decrease)	969,770	$32,043,602

Year ended October 31, 2014:
Shares sold	647,622	$21,779,352
Shares issued to shareholders in reinvestment of dividends and distributions	108,222	3,462,402
Shares redeemed	(258,648)	(8,630,835)

Net increase (decrease)	497,196	$16,610,919

40	MainStay Balanced Fund

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	1,468,983	$48,840,805
Shares issued to shareholders in reinvestment of dividends and distributions	807,831	26,335,052
Shares redeemed	(1,041,968)	(34,501,377)

Net increase (decrease)	1,234,846	$40,674,480

Year ended October 31, 2014:
Shares sold	2,277,536	$77,250,701
Shares issued to shareholders in reinvestment of dividends and distributions	575,053	18,593,983
Shares redeemed	(1,367,280)	(45,895,065)

Net increase (decrease)	1,485,309	$49,949,619

Class R1	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	33,474	$1,110,711
Shares issued to shareholders in reinvestment of dividends and distributions	17,061	555,520
Shares redeemed	(10,815)	(369,580)

Net increase (decrease)	39,720	$1,296,651

Year ended October 31, 2014:
Shares sold	49,029	$1,650,503
Shares issued to shareholders in reinvestment of dividends and distributions	25,408	818,920
Shares redeemed	(212,192)	(7,349,016)

Net increase (decrease)	(137,755)	$(4,879,593)

Class R2	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	196,309	$6,493,963
Shares issued to shareholders in reinvestment of dividends and distributions	124,879	4,062,892
Shares redeemed	(169,101)	(5,628,388)

Net increase (decrease)	152,087	$4,928,467

Year ended October 31, 2014:
Shares sold	816,542	$27,594,390
Shares issued to shareholders in reinvestment of dividends and distributions	132,791	4,275,206
Shares redeemed	(1,165,844)	(39,336,420)

Net increase (decrease)	(216,511)	$(7,466,824)

Class R3	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	12,333	$413,693
Shares issued to shareholders in reinvestment of dividends and distributions	7,152	232,637
Shares redeemed	(32,022)	(1,063,440)

Net increase (decrease)	(12,537)	$(417,110)

Year ended October 31, 2014:
Shares sold	45,927	$1,559,074
Shares issued to shareholders in reinvestment of dividends and distributions	6,859	220,589
Shares redeemed	(48,467)	(1,633,416)

Net increase (decrease)	4,319	$146,247

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Balanced Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) and NYL Investors LLC (“NYL Investors”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments, Cornerstone Holdings and NYL Investors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings and NYL Investors as subadvisors to the Fund, and responses from New York Life Investments, Cornerstone Holdings and NYL Investors to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments, Cornerstone Holdings and NYL Investors; (ii) the investment performance of the Fund, New York Life Investments, Cornerstone Holdings and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments,

Cornerstone Holdings and NYL Investors from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments, Cornerstone Holdings and NYL Investors and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments, Cornerstone Holdings and NYL Investors

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

42	MainStay Balanced Fund

The Board also examined the nature, scope and quality of the advisory services that New York Life Investments, Cornerstone Holdings and NYL Investors provide to the Fund. The Board evaluated New York Life Investments’ Cornerstone Holdings’ and NYL Investors’ experience in serving as investment adviser and subadvisors, as applicable, to the Fund and managing other portfolios. It examined New York Life Investments’, Cornerstone Holdings’ and NYL Investors’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, Cornerstone Holdings and NYL Investors and New York Life Investments, Cornerstone Holdings’ and NYL Investors’ overall legal and compliance environment. The Board also reviewed New York Life Investments’, Cornerstone Holdings’ and NYL Investors’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’, Cornerstone Holdings’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, Cornerstone Holdings or NYL Investors had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments, Cornerstone Holdings and NYL Investors to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis,

Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, Cornerstone Holdings and NYL Investors

The Board considered the costs of the services provided by New York Life Investments, Cornerstone Holdings and NYL Investors under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings and NYL Investors, due to their relationships with the Fund. Because Cornerstone Holdings and NYL Investors are affiliates of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments, Cornerstone Holdings and NYL Investors in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including Cornerstone Holdings and NYL Investors, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments, Cornerstone Holdings and NYL Investors must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments, Cornerstone Holdings and NYL Investors to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings and NYL Investors, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Cornerstone Holdings and NYL Investors are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, Cornerstone Holdings and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the

44	MainStay Balanced Fund

same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

45

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

46	MainStay Balanced Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1652824 MS139-15	MSBL10-06/15 NL0B7

MainStay U.S. Small Cap Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.90 3.81%	3.61 9.64%	11.19 12.45%	6.62 7.23%	1.25 1.25%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.05 3.65	3.33 9.35	10.88 12.14	6.45 7.05	1.53 1.53
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–1.74 3.26	3.54 8.54	11.03 11.30	6.25 6.25	2.28 2.28
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.26 3.26	7.50 8.50	11.30 11.30	6.26 6.26	2.28 2.28
Class I Shares	No Sales Charge		3.88	9.88	12.73	7.60	1.00
Class R1 Shares[4]	No Sales Charge		3.83	9.79	12.61	7.49	1.10
Class R2 Shares[4]	No Sales Charge		3.74	9.53	12.34	7.22	1.35

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R1 and Class R2 shares, first offered on July 31, 2012, include the historical performance of Class I shares through July 30, 2012, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for the newer classes would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 2500TM Index[5]	5.64%	10.70%	14.01%	9.93%
Average Lipper Small-Cap Core Fund[6]	3.84	7.15	12.04	8.79

5.

The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500TM Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The average Lipper small-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P SmallCap 600 Index. This average is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay U.S. Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay U.S. Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,038.10	$6.37	$1,018.50	$6.31

Investor Class Shares	$1,000.00	$1,036.50	$7.68	$1,017.30	$7.60

Class B Shares	$1,000.00	$1,032.60	$11.44	$1,013.50	$11.33

Class C Shares	$1,000.00	$1,032.60	$11.44	$1,013.50	$11.33

Class I Shares	$1,000.00	$1,038.80	$5.11	$1,019.80	$5.06

Class R1 Shares	$1,000.00	$1,038.30	$5.61	$1,019.30	$5.56

Class R2 Shares	$1,000.00	$1,037.40	$6.87	$1,018.10	$6.81

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.26% for Class A, 1.52% for Investor Class, 2.27% for Class B and Class C, 1.01% for Class I, 1.11% for Class R1 and 1.36% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of April 30, 2015 (Unaudited)

Banks	12.9%
Health Care Equipment & Supplies	7.3
Machinery	6.1
Specialty Retail	5.1
Thrifts & Mortgage Finance	4.5
Health Care Providers & Services	4.2
Hotels, Restaurants & Leisure	3.9
Electronic Equipment, Instruments & Components	3.5
Semiconductors & Semiconductor Equipment	3.4
Real Estate Investment Trusts	3.3
Textiles, Apparel & Luxury Goods	3.3
Chemicals	3.0
Building Products	2.9
Aerospace & Defense	2.7
Capital Markets	2.7
IT Services	2.4
Communications Equipment	2.2
Electric Utilities	2.2
Auto Components	2.1
Multi-Utilities	1.9
Media	1.6

Software	1.6%
Commercial Services & Supplies	1.5
Diversified Consumer Services	1.5
Energy Equipment & Services	1.5
Containers & Packaging	1.4
Food Products	1.4
Food & Staples Retailing	1.2
Household Durables	1.2
Road & Rail	1.2
Life Sciences Tools & Services	1.0
Paper & Forest Products	1.0
Diversified Telecommunication Services	0.9
Internet Software & Services	0.9
Diversified Financial Services	0.7
Construction Materials	0.5
Insurance	0.4
Short-Term Investment	0.8
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2015 (excluding short-term investment) (Unaudited)

1.	BankUnited, Inc.
2.	Investors Bancorp, Inc.
3.	Mueller Industries, Inc.
4.	Bank of Hawaii Corp.
5.	LegacyTexas Financial Group, Inc.
6.	Vectren Corp.
7.	Brinker International, Inc.
8.	Armstrong World Industries, Inc.
9.	Hexcel Corp.
10.	Harmonic, Inc.

8	MainStay U.S. Small Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David Pearl and Michael Welhoelter, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay U.S. Small Cap Fund perform relative to its primary benchmark and peers for the six months ended April 30, 2015?

Excluding all sales charges, MainStay U.S. Small Cap Fund returned 3.81% for Class A shares, 3.65% for Investor Class shares, and 3.26% for Class B shares and Class C shares for the six months ended April 30, 2015. Over the same period, Class I shares returned 3.88%, Class R1 shares returned 3.83% and Class R2 shares returned 3.74%. For the six months ended April 30, 2015, all share classes underperformed the 5.64% return of the Russell 2500™ Index,1 which is the Fund’s broad-based securities-market index. Over the same period, Class I shares outperformed—and all other share classes underperformed—the 3.84% return of the Average Lipper2 Small-Cap Core Fund. See page 5 for Fund returns with applicable sales charges.

Where there any changes to the Fund during the reporting period?

Effective January 1, 2015, Janet Navon no longer serves as a portfolio manager of the Fund. David Pearl and Michael Welhoelter continue to serve as portfolio managers of the Fund.

What factors affected the Fund’s relative performance during the reporting period?

Stock selection had the most significant impact on the Fund’s performance relative to the Russell 2500™ Index, detracting in the information technology, health care and materials sectors, while contributing positively in the industrials and consumer staples sectors. (Contributions take weightings and total returns into account.) An underweight position relative to the Russell 2500™ Index in the energy sector also helped the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Among the stocks that made the strongest contributions to the Fund’s absolute performance were semiconductor company Cypress Semiconductor and capital markets company Diamond Hill Investment Group. Cypress Semiconductor agreed in December to merge with Spansion Inc. in an all-stock transaction valued at approximately $4 billion. Investment manager Diamond Hill Investment Group manages roughly $16 billion, using a value investment approach. The majority of its strategies have outperformed the company’s benchmarks over the long term, helping the company add $10 billion in assets under management over the last several years.

Among the stocks that detracted the most from the Fund’s absolute performance were Flotek Industries and eHealth. Shares of Flotek declined in concert with the general decline in the energy sector. Flotek is a leading provider of drilling supplies including specialty chemicals to the energy and mining industries. During the reporting period, the company had a strong balance sheet and generated a large amount of free cash flow. eHealth is the nation’s first and largest private health insurance exchange, but the company’s shares declined after management reported revenue that was below the company’s previously issued guidance. We believe consumers are becoming increasingly engaged in health care purchasing decisions, and eHealth has built one of the best online portals.

Did the Fund make any significant purchases or sales during the reporting period?

We added several positions to the Fund during the reporting period, including specialty retailer Pier 1 Imports, which has invested heavily in its business in recent years and has enhanced its on-line presence. Another purchase was intellectual property company Universal Display, which has patents related to organic light-emitting diode (OLED) technology.

During the reporting period, the Fund eliminated its position in software company Rovi Corp., mainly because of concern over patent litigation that has increased the level of risk associated with Rovi’s intellectual property portfolio. We also sold the Fund’s position in online travel company Travelzoo, which has struggled to increase its subscriber base at a rate commensurate with the level of capital reinvested in the business.

How did the Fund’s sector weightings change during the reporting period?

The most significant change in the Fund’s composition during the reporting period was an increase in exposure to the financials sector. Several other sectors experienced incremental reductions but were virtually unchanged over the reporting period. These moves were the result of stock-specific decisions and did not reflect top-down predictions for individual sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2015, the Fund’s most significantly overweight position relative to the Russell 2500™ Index was in the consumer discretionary sector. As of the same date, the Fund’s most substantially underweight positions were in the energy and information technology sectors.

1.	See footnote on page 6 for more information on the Russell 2500™ Index.
2.	See footnote on page 6 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value

Common Stocks 99.1%†
Aerospace & Defense 2.7%
Curtiss-Wright Corp.	70,820	$5,174,109
♦Hexcel Corp.	196,025	9,830,654

		15,004,763

Auto Components 2.1%
Dana Holding Corp.	251,955	5,434,669
Visteon Corp. (a)	58,950	5,977,530

		11,412,199

Banks 12.9%
♦Bank of Hawaii Corp.	172,900	10,441,431
♦BankUnited, Inc.	387,060	12,718,792
CVB Financial Corp.	431,372	6,750,972
First Financial Bancorp	297,990	5,143,307
♦Investors Bancorp, Inc.	950,501	11,253,932
♦LegacyTexas Financial Group, Inc.	409,600	10,424,320
Texas Capital Bancshares, Inc. (a)	152,140	8,011,692
Umpqua Holdings Corp.	378,058	6,430,767

		71,175,213

Building Products 2.9%
♦Armstrong World Industries, Inc. (a)	186,380	10,202,441
Simpson Manufacturing Co., Inc.	177,640	5,823,039

		16,025,480

Capital Markets 2.7%
Diamond Hill Investment Group, Inc.	50,300	9,164,660
Waddell & Reed Financial, Inc. Class A	111,020	5,475,506

		14,640,166

Chemicals 3.0%
Chemtura Corp. (a)	170,900	5,149,217
Flotek Industries, Inc. (a)	365,120	5,217,565
Innophos Holdings, Inc.	115,350	6,095,094

		16,461,876

Commercial Services & Supplies 1.5%
Waste Connections, Inc.	172,595	8,182,729

Communications Equipment 2.2%
♦Harmonic, Inc. (a)	1,358,085	9,520,176
Ubiquiti Networks, Inc.	95,280	2,722,149

		12,242,325

Construction Materials 0.5%
United States Lime & Minerals, Inc.	40,550	2,676,300

Containers & Packaging 1.4%
Silgan Holdings, Inc.	144,360	7,776,673

	Shares	Value

Diversified Consumer Services 1.5%
Service Corp. International	301,900	$8,356,592

Diversified Financial Services 0.7%
CBOE Holdings, Inc.	68,280	3,842,116

Diversified Telecommunication Services 0.9%
Lumos Networks Corp.	355,275	5,023,589

Electric Utilities 2.2%
Great Plains Energy, Inc.	246,400	6,450,752
Westar Energy, Inc.	143,950	5,419,717

		11,870,469

Electronic Equipment, Instruments & Components 3.5%
National Instruments Corp.	176,384	5,044,583
OSI Systems, Inc. (a)	94,335	6,340,255
Universal Display Corp. (a)	173,404	7,641,914

		19,026,752

Energy Equipment & Services 1.5%
Dril-Quip, Inc. (a)	57,800	4,607,816
Oil States International, Inc. (a)	80,820	3,846,224

		8,454,040

Food & Staples Retailing 1.2%
SpartanNash Co.	225,068	6,790,302

Food Products 1.4%
B&G Foods, Inc.	259,700	7,894,880

Health Care Equipment & Supplies 7.3%
Greatbatch, Inc. (a)	115,600	6,233,152
Integra LifeSciences Holdings Corp. (a)	154,262	9,067,520
Sirona Dental Systems, Inc. (a)	77,388	7,177,737
Teleflex, Inc.	75,900	9,332,664
Tornier N.V. (a)	72,695	1,880,620
Wright Medical Group, Inc. (a)	254,717	6,462,170

		40,153,863

Health Care Providers & Services 4.2%
Bio-Reference Laboratories, Inc. (a)	230,200	7,624,224
U.S. Physical Therapy, Inc.	169,892	8,012,107
WellCare Health Plans, Inc. (a)	97,580	7,555,619

		23,191,950

Hotels, Restaurants & Leisure 3.9%
♦Brinker International, Inc.	184,675	10,225,455
Life Time Fitness, Inc. (a)	77,125	5,514,437
Monarch Casino & Resort, Inc. (a)	311,746	5,704,952

		21,444,844

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2015, excluding short-term investment. May be subject to change daily.

10	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Household Durables 1.2%
M/I Homes, Inc. (a)	300,260	$6,773,866

Insurance 0.4%
eHealth, Inc. (a)	156,470	1,918,322

Internet Software & Services 0.9%
Monster Worldwide, Inc. (a)	863,204	5,084,272

IT Services 2.4%
EVERTEC, Inc.	360,530	7,473,787
Forrester Research, Inc.	158,862	5,526,809

		13,000,596

Life Sciences Tools & Services 1.0%
Bio-Rad Laboratories, Inc. Class A (a)	42,020	5,649,589

Machinery 6.1%
John Bean Technologies Corp.	214,650	8,283,344
♦Mueller Industries, Inc.	314,750	11,028,840
Mueller Water Products, Inc. Class A	645,750	6,044,220
Woodward, Inc.	177,130	8,333,966

		33,690,370

Media 1.6%
Morningstar, Inc.	118,610	9,001,313

Multi-Utilities 1.9%
♦Vectren Corp.	239,430	10,336,193

Paper & Forest Products 1.0%
KapStone Paper and Packaging Corp.	199,410	5,573,509

Real Estate Investment Trusts 3.3%
Blackstone Mortgage Trust, Inc. Class A	232,550	7,146,261
CubeSmart	251,350	5,798,645
NorthStar Realty Finance Corp.	282,500	5,299,700

		18,244,606

Road & Rail 1.2%
Werner Enterprises, Inc.	255,710	6,870,928

Semiconductors & Semiconductor Equipment 3.4%
CEVA, Inc. (a)	129,875	2,688,413
Cypress Semiconductor Corp. (a)	649,560	8,652,139
Teradyne, Inc.	140,360	2,561,570
Veeco Instruments, Inc. (a)	161,567	4,767,842

		18,669,964

Software 1.6%
CommVault Systems, Inc. (a)	187,100	8,559,825

	Shares	Value

Specialty Retail 5.1%
Big 5 Sporting Goods Corp.	354,550	$4,836,062
Brown Shoe Co., Inc.	276,245	8,204,476
Express, Inc. (a)	289,500	4,718,850
Hibbett Sports, Inc. (a)	114,100	5,339,880
Pier 1 Imports, Inc.	413,450	5,230,143

		28,329,411

Textiles, Apparel & Luxury Goods 3.3%
Iconix Brand Group, Inc. (a)	150,365	3,956,103
Movado Group, Inc.	200,436	5,868,766
Steven Madden, Ltd. (a)	213,440	8,328,429

		18,153,298

Thrifts & Mortgage Finance 4.5%
Brookline Bancorp, Inc.	689,830	7,429,469
Capitol Federal Financial, Inc.	467,150	5,605,800
Northwest Bancshares, Inc.	410,890	5,058,056
TrustCo Bank Corp.	1,007,050	6,717,023

		24,810,348

Total Common Stocks (Cost $422,069,963)		546,313,531

	Principal Amount
Short-Term Investment 0.8%
Repurchase Agreement 0.8%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $4,558,484 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.10% and a maturity date of 10/17/22, with a Principal Amount of $4,725,000 and a Market Value of $4,653,756)	$4,558,484	4,558,484

Total Short-Term Investment (Cost $4,558,484)		4,558,484

Total Investments (Cost $426,628,447) (b)	99.9%	550,872,015
Other Assets, Less Liabilities	0.1	562,849
Net Assets	100.0%	$551,434,864

(a)	Non-income producing security.

(b)	As of April 30, 2015, cost was $426,991,656 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$132,314,451
Gross unrealized depreciation	(8,434,092)

Net unrealized appreciation	$123,880,359

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$546,313,531	$—	$—	$546,313,531
Short-Term Investment
Repurchase Agreement	—	4,558,484	—	4,558,484

Total Investments in Securities	$546,313,531	$4,558,484	$—	$550,872,015

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $426,628,447)	$550,872,015
Receivables:
Fund shares sold	735,678
Investment securities sold	605,739
Dividends	281,986
Other assets	52,591

Total assets	552,548,009

Liabilities
Payables:
Fund shares redeemed	404,850
Manager (See Note 3)	391,741
Transfer agent (See Note 3)	155,918
NYLIFE Distributors (See Note 3)	84,972
Shareholder communication	35,733
Professional fees	30,493
Custodian	3,611
Trustees	514
Accrued expenses	5,313

Total liabilities	1,113,145

Net assets	$551,434,864

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$20,592
Additional paid-in capital	501,787,111

501,807,703
Undistributed net investment income	141,957
Accumulated net realized gain (loss) on investments	(74,758,364)
Net unrealized appreciation (depreciation) on investments	124,243,568

Net assets	$551,434,864

Class A
Net assets applicable to outstanding shares	$130,973,408

Shares of beneficial interest outstanding	4,902,566

Net asset value per share outstanding	$26.72
Maximum sales charge (5.50% of offering price)	1.56

Maximum offering price per share outstanding	$28.28

Investor Class
Net assets applicable to outstanding shares	$87,644,389

Shares of beneficial interest outstanding	3,314,975

Net asset value per share outstanding	$26.44
Maximum sales charge (5.50% of offering price)	1.54

Maximum offering price per share outstanding	$27.98

Class B
Net assets applicable to outstanding shares	$24,435,701

Shares of beneficial interest outstanding	1,002,042

Net asset value and offering price per share outstanding	$24.39

Class C
Net assets applicable to outstanding shares	$21,825,763

Shares of beneficial interest outstanding	895,205

Net asset value and offering price per share outstanding	$24.38

Class I
Net assets applicable to outstanding shares	$286,393,837

Shares of beneficial interest outstanding	10,471,050

Net asset value and offering price per share outstanding	$27.35

Class R1
Net assets applicable to outstanding shares	$75,373

Shares of beneficial interest outstanding	2,760

Net asset value and offering price per share outstanding	$27.31

Class R2
Net assets applicable to outstanding shares	$86,393

Shares of beneficial interest outstanding	3,241

Net asset value and offering price per share outstanding	$26.66

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends	$4,169,202

Expenses
Manager (See Note 3)	2,272,936
Distribution/Service—Class A (See Note 3)	161,854
Distribution/Service—Investor Class (See Note 3)	109,661
Distribution/Service—Class B (See Note 3)	124,976
Distribution/Service—Class C (See Note 3)	107,330
Distribution/Service—Class R2 (See Note 3)	58
Transfer agent (See Note 3)	457,229
Registration	52,001
Shareholder communication	35,965
Professional fees	30,887
Custodian	6,871
Trustees	4,853
Shareholder service (See Note 3)	60
Miscellaneous	12,558

Total expenses	3,377,239

Net investment income (loss)	791,963

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	13,402,299
Net change in unrealized appreciation (depreciation) on investments	4,825,602

Net realized and unrealized gain (loss) on investments	18,227,901

Net increase (decrease) in net assets resulting from operations	$19,019,864

14	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$791,963	$1,241,789
Net realized gain (loss) on investments	13,402,299	60,867,031
Net change in unrealized appreciation (depreciation) on investments	4,825,602	(13,933,514)

Net increase (decrease) in net assets resulting from operations	19,019,864	48,175,306

Dividends to shareholders:
From net investment income:
Class I	(649,900)	—
Class R1	(106)	—

Total dividends to shareholders	(650,006)	—

Capital share transactions:
Net proceeds from sale of shares	62,208,093	87,114,181
Net asset value of shares issued to shareholders in reinvestment of dividends	639,072	—
Cost of shares redeemed	(57,066,903)	(190,234,859)

Increase (decrease) in net assets derived from capital share transactions	5,780,262	(103,120,678)

Net increase (decrease) in net assets	24,150,120	(54,945,372)

Net Assets
Beginning of period	527,284,744	582,230,116

End of period	$551,434,864	$527,284,744

Undistributed net investment income at end of period	$141,957	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class A	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$25.74		$23.67	$17.38	$16.21	$15.36	$12.51

Net investment income (loss) (a)	0.04		0.05	(0.02)	0.06	0.07	(0.00)‡
Net realized and unrealized gain (loss) on investments	0.94		2.02	6.36	1.11	0.83	2.85

Total from investment operations	0.98		2.07	6.34	1.17	0.90	2.85

Less dividends:
From net investment income	—		—	(0.05)	—	(0.05)	—

Net asset value at end of period	$26.72		$25.74	$23.67	$17.38	$16.21	$15.36

Total investment return (b)	3.81	%(c)	8.75%	36.59%	7.22%	5.86%	22.78%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.30	%††	0.21%	(0.10%)	0.32%	0.43%	(0.02%)
Net expenses	1.26	%††	1.24%	1.30%	1.38%	1.36%	1.48%
Portfolio turnover rate	15%		36%	38%	32%	45%	49%
Net assets at end of period (in 000’s)	$130,973		$128,443	$129,496	$83,047	$89,115	$97,707

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Investor Class	2015*		2014	2013	2012		2011	2010
Net asset value at beginning of period	$25.51		$23.52	$17.29	$16.17		$15.35	$12.52

Net investment income (loss) (a)	0.01		(0.02)	(0.08)	(0.00	)‡	0.03	(0.03)
Net realized and unrealized gain (loss) on investments	0.92		2.01	6.33	1.12		0.82	2.86

Total from investment operations	0.93		1.99	6.25	1.12		0.85	2.83

Less dividends:
From net investment income	—		—	(0.02)	—		(0.03)	—

Net asset value at end of period	$26.44		$25.51	$23.52	$17.29		$16.17	$15.35

Total investment return (b)	3.65	%(c)	8.46%	36.16%	6.93%		5.55%	22.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.04	%††	(0.07%)	(0.38%)	(0.00	%)(d)	0.17%	(0.20%)
Net expenses	1.52	%††	1.52%	1.60%	1.68%		1.63%	1.63%
Expenses (before waiver/reimbursement)	1.52	%††	1.52%	1.60%	1.68%		1.66%	1.81%
Portfolio turnover rate	15%		36%	38%	32%		45%	49%
Net assets at end of period (in 000’s)	$87,644		$87,739	$85,662	$67,818		$68,152	$67,217

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Less than one-hundredth of a percent.

16	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class B	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$23.62		$21.94	$16.25	$15.32	$14.62	$12.02

Net investment income (loss) (a)	(0.08)		(0.18)	(0.21)	(0.12)	(0.09)	(0.12)
Net realized and unrealized gain (loss) on investments	0.85		1.86	5.92	1.05	0.79	2.72

Total from investment operations	0.77		1.68	5.71	0.93	0.70	2.60

Less dividends:
From net investment income	—		—	(0.02)	—	(0.00)‡	—

Net asset value at end of period	$24.39		$23.62	$21.94	$16.25	$15.32	$14.62

Total investment return (b)	3.26	% (c)	7.66%	35.15%	6.07%	4.81%	21.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.70	%)††	(0.80%)	(1.11%)	(0.73%)	(0.57%)	(0.93%)
Net expenses	2.27	% ††	2.27%	2.35%	2.43%	2.38%	2.38%
Expenses (before waiver/reimbursement)	2.27	% ††	2.27%	2.35%	2.43%	2.41%	2.56%
Portfolio turnover rate	15%		36%	38%	32%	45%	49%
Net assets at end of period (in 000’s)	$24,436		$26,054	$30,879	$29,832	$37,309	$43,744

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,
Class C	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$23.61		$21.93	$16.24	$15.31	$14.62	$12.01

Net investment income (loss) (a)	(0.08)		(0.19)	(0.22)	(0.12)	(0.09)	(0.12)
Net realized and unrealized gain (loss) on investments	0.85		1.87	5.93	1.05	0.78	2.73

Total from investment operations	0.77		1.68	5.71	0.93	0.69	2.61

Less dividends:
From net investment income	—		—	(0.02)	—	(0.00)‡	—

Net asset value at end of period	$24.38		$23.61	$21.93	$16.24	$15.31	$14.62

Total investment return (b)	3.26	% (c)	7.66%	35.18%	6.07%	4.74%	21.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.71	%)††	(0.82%)	(1.13%)	(0.74%)	(0.57%)	(0.91%)
Net expenses	2.27	% ††	2.27%	2.35%	2.43%	2.38%	2.38%
Expenses (before waiver/reimbursement)	2.27	% ††	2.27%	2.35%	2.43%	2.41%	2.56%
Portfolio turnover rate	15%		36%	38%	32%	45%	49%
Net assets at end of period (in 000’s)	$21,826		$21,326	$21,323	$16,036	$17,589	$19,944

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,
Class I	2015*		2014	2013	2012	2011	2010
Net asset value at beginning of period	$26.39		$24.20	$17.76	$16.53	$15.67	$12.72

Net investment income (loss) (a)	0.07		0.12	0.03	0.10	0.10	0.04
Net realized and unrealized gain (loss) on investments	0.95		2.07	6.51	1.13	0.86	2.91

Total from investment operations	1.02		2.19	6.54	1.23	0.96	2.95

Less dividends:
From net investment income	(0.06)		—	(0.10)	—	(0.10)	—

Net asset value at end of period	$27.35		$26.39	$24.20	$17.76	$16.53	$15.67

Total investment return (b)	3.88	%(c)	9.05%	36.99%	7.44%	6.11%	23.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.55	%††	0.47%	0.15%	0.57%	0.60%	0.30%
Net expenses	1.01	%††	0.99%	1.04%	1.13%	1.10%	1.17%
Expenses (before waiver/reimbursement)	1.01	%††	0.99%	1.04%	1.13%	1.10%	1.23%
Portfolio turnover rate	15%		36%	38%	32%	45%	49%
Net assets at end of period (in 000’s)	$286,394		$263,613	$314,781	$167,135	$173,456	$152,227

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,		July 31, 2012** through October 31,
Class R1	2015*		2014	2013	2012
Net asset value at beginning of period	$26.34		$24.18	$17.76	$17.05

Net investment income (loss) (a)	0.06		0.09	0.01	(0.00	)‡
Net realized and unrealized gain (loss) on investments	0.95		2.07	6.50	0.71

Total from investment operations	1.01		2.16	6.51	0.71

Less dividends:
From net investment income	(0.04)		—	(0.09)	—

Net asset value at end of period	$27.31		$26.34	$24.18	$17.76

Total investment return (b)	3.83	%(c)	8.93%	36.82%	4.16	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.45	%††	0.34%	0.04%	(0.03	%)††
Net expenses	1.11	%††	1.09%	1.14%	1.26	% ††
Portfolio turnover rate	15%		36%	38%	32%
Net assets at end of period (in 000’s)	$75		$71	$55	$26

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

18	MainStay U.S. Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,		July 31, 2012** through October 31,
Class R2	2015*		2014	2013	2012
Net asset value at beginning of period	$25.70		$23.65	$17.37	$16.69

Net investment income (loss) (a)	0.01		0.03	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	0.95		2.02	6.37	0.69

Total from investment operations	0.96		2.05	6.33	0.68

Less dividends:
From net investment income	—		—	(0.05)	—

Net asset value at end of period	$26.66		$25.70	$23.65	$17.37

Total investment return (b)	3.74	%(c)	8.67%	36.50%	4.07	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.07	%††	0.12%	(0.18%)	(0.27	%)††
Net expenses	1.36	%††	1.34%	1.40%	1.51	% ††
Portfolio turnover rate	15%		36%	38%	32%
Net assets at end of period (in 000’s)	$86		$39	$36	$26

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay U.S. Small Cap Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor of the MainStay U.S. Small Cap Fund, a series of Eclipse Funds (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on May 25, 2012. All information regarding and references to periods prior to May 25, 2012 relate to the Predecessor Fund.

The Fund currently offers seven classes of shares. Class I shares commenced operations on January 12, 1987. Class A and Class B shares commenced operations on January 2, 2004. Class C shares commenced operations on December 30, 2002. Investor Class shares commenced operations on February 28, 2008. Class R1 and R2 shares commenced operations on July 31, 2012. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1 and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1 and Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund

prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs

20	MainStay U.S. Small Cap Fund

reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level, of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and

21

Notes to Financial Statements (Unaudited) (continued)

distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory

22	MainStay U.S. Small Cap Fund

Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $1 billion and 0.80% in excess of $1 billion. During the six-month period ended April 30, 2015, the effective management fee rate was 0.85%.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $2,272,936.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R1 shares are not subject to a distribution and/or service fee.

In accordance with the Shareholder Services Plans for the Class R1 and Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1and Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1 and Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

During the six-month period ended April 30, 2015, shareholder service fees incurred by the Fund were as follows:

Class R1	$37
Class R2	23

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $11,918 and $12,666, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $81, $13,084 and $477, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$68,910
Investor Class	159,574
Class B	45,484
Class C	39,040
Class I	144,157
Class R1	39
Class R2	25

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$73,045,002	25.5%
Class R1	40,301	53.5
Class R2	40,035	46.3

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2014, for federal income tax purposes, capital loss carryforwards of $87,797,454 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these

23

Notes to Financial Statements (Unaudited) (continued)

capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016	$40,144	$—
2017	47,653	—
Total	$87,797	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities, other than short-term securities, were $97,463 and $79,912, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	272,246	$7,181,510
Shares redeemed	(446,080)	(11,797,734)

Net increase (decrease) in shares outstanding before conversion	(173,834)	(4,616,224)
Shares converted into Class A (See Note 1)	100,263	2,689,084
Shares converted from Class A (See Note 1)	(13,173)	(354,227)

Net increase (decrease)	(86,744)	$(2,281,367)

Year ended October 31, 2014:
Shares sold	693,423	$17,182,009
Shares redeemed	(1,343,458)	(33,335,859)

Net increase (decrease) in shares outstanding before conversion	(650,035)	(16,153,850)
Shares converted into Class A (See Note 1)	214,103	5,378,158
Shares converted from Class A (See Note 1)	(45,584)	(1,129,895)

Net increase (decrease)	(481,516)	$(11,905,587)

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	106,097	$2,782,528
Shares redeemed	(211,522)	(5,540,402)

Net increase (decrease) in shares outstanding before conversion	(105,425)	(2,757,874)
Shares converted into Investor Class (See Note 1)	67,081	1,744,162
Shares converted from Investor Class (See Note 1)	(85,977)	(2,296,821)

Net increase (decrease)	(124,321)	$(3,310,533)

Year ended October 31, 2014:
Shares sold	243,086	$5,969,147
Shares redeemed	(474,273)	(11,674,570)

Net increase (decrease) in shares outstanding before conversion	(231,187)	(5,705,423)
Shares converted into Investor Class (See Note 1)	214,178	5,313,479
Shares converted from Investor Class (See Note 1)	(185,570)	(4,629,779)

Net increase (decrease)	(202,579)	$(5,021,723)

Class B	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	69,388	$1,682,602
Shares redeemed	(95,835)	(2,308,975)

Net increase (decrease) in shares outstanding before conversion	(26,447)	(626,373)
Shares converted from Class B (See Note 1)	(74,712)	(1,782,198)

Net increase (decrease)	(101,159)	$(2,408,571)

Year ended October 31, 2014:
Shares sold	138,712	$3,161,185
Shares redeemed	(229,651)	(5,278,938)

Net increase (decrease) in shares outstanding before conversion	(90,939)	(2,117,753)
Shares converted from Class B (See Note 1)	(213,370)	(4,931,963)

Net increase (decrease)	(304,309)	$(7,049,716)

24	MainStay U.S. Small Cap Fund

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	62,855	$1,518,431
Shares redeemed	(70,833)	(1,710,788)

Net increase (decrease)	(7,978)	$(192,357)

Year ended October 31, 2014:
Shares sold	151,293	$3,438,941
Shares redeemed	(220,224)	(5,034,216)

Net increase (decrease)	(68,931)	$(1,595,275)

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	1,803,743	$48,994,462
Shares issued to shareholders in reinvestment of dividends and distributions	23,815	638,966
Shares redeemed	(1,347,527)	(35,708,998)

Net increase (decrease)	480,031	$13,924,430

Year ended October 31, 2014:
Shares sold	2,281,286	$57,350,687
Shares redeemed	(5,297,646)	(134,911,108)

Net increase (decrease)	(3,016,360)	$(77,560,421)

Class R1	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	46	$1,249
Shares issued to shareholders in reinvestment of dividends and distributions	4	106
Shares redeemed	—	(6)

Net increase (decrease)	50	$1,349

Year ended October 31, 2014:
Shares sold	462	$12,212
Shares redeemed	(7)	(168)

Net increase (decrease)	455	$12,044

Class R2 (a)	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	1,739	$47,311

Net increase (decrease)	1,739	$47,311

(a) For the year ended October 31, 2014, there was no share activity.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay U.S. Small Cap Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Epoch and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory,

26	MainStay U.S. Small Cap Fund

senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board primarily consid-

ered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in

28	MainStay U.S. Small Cap Fund

all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

29

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay U.S. Small Cap Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1651569 MS139-15	MSUSC10-06/15 NL0B1

MainStay New York Tax Free Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Since Inception (5/14/12)	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.60 1.98%	3.31 8.18%	3.42 5.04%	0.85 0.85%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.64 1.95	3.13 7.99	3.28 4.90	0.97 0.97
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	0.82 1.82	6.72 7.72	4.63 4.63	1.22 1.22
Class I Shares	No Sales Charge		2.11	8.35	5.32	0.60

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Since Inception
Barclays New York Municipal Bond Index[3]	1.04%	4.81%	3.20%
Average Lipper New York Municipal Debt Fund[4]	1.30	5.48	2.89

3.	The Barclays New York Municipal Bond Index is a market value-weighted index of New York investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. The Barclays New York Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The average Lipper New York municipal debt fund is representative of funds that, by portfolio practice, limit assets to those securities that are exempt from taxation in New York (double tax-exempt) or a city in New York (triple tax-exempt). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay New York Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay New York Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,019.80	$3.76	$1,021.10	$3.76

Investor Class Shares	$1,000.00	$1,019.50	$4.11	$1,020.70	$4.11

Class C Shares	$1,000.00	$1,018.20	$5.35	$1,019.50	$5.36

Class I Shares	$1,000.00	$1,021.10	$2.51	$1,022.30	$2.51

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.75% for Class A, 0.82% for Investor Class, 1.07% for Class C and 0.50% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of April 30, 2015 (Unaudited)

General	20.3%
Development	18.7
Higher Education	12.5
Medical	9.2
Tobacco Settlement	6.8
General Obligation	6.3
Facilities	4.0
Nursing Homes	3.7
Airport	3.2

Transportation	3.2%
Utilities	3.2
Single Family Housing	2.1
Water	1.8
Unaffiliated Investment Company	1.0
School District	0.6
Power	0.3
Other Assets, Less Liabilities	3.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2015 (Unaudited)

1.	New York Liberty Development Corp., World Trade Center, Revenue Bonds, 5.00%–7.25%, due 11/15/40–11/15/44

2.	Guam Government, Revenue Bonds, 5.375%–6.50%, due 12/1/24–11/1/40

3.	Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds, 5.00%–5.125%, due 6/1/35–6/1/46

4.	Puerto Rico Infrastructure Financing Authority, Revenue Bonds, 5.50%, due 7/1/17–7/1/24

5.	New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center, Revenue Bonds, 5.00%, due 7/1/41
6.	Long Island Power Authority, Revenue Bonds, 5.00%, due 9/1/44

7.	Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds, 5.00%, due 8/1/32–8/1/42

8.	Hudson Yards Infrastructure Corp., Revenue Bonds, 5.25%–5.75%, due 2/15/47

9.	Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds, 4.75%, due 12/15/32

10.	New York City Industrial Development Agency, Pilot-Queens Baseball Stadium, Revenue Bonds, 5.00%–6.375%, due 1/1/36–1/1/39

8	MainStay New York Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden and Scott Sprauer of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay New York Tax Free Opportunities Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay New York Tax Free Opportunities Fund returned 1.98% for Class A shares, 1.95% for Investor Class shares and 1.82% for Class C shares for the six months ended April 30, 2015. Over the same period, Class I shares returned 2.11%. For the six months ended April 30, 2015, all share classes outperformed the 1.04% return of the Barclays New York Municipal Bond Index,1 which is the Fund’s broad-based securities-market index, and the 1.30% return of the Average Lipper2 New York Municipal Debt Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s emphasis on lower-investment-grade securities (bonds rated A and BBB),3 its non-investment-grade exposure (which is not reflected in the primary benchmark), and its focus on longer maturities contributed positively to the Fund’s performance relative to the Barclays New York Municipal Bond Index as credit spreads4 narrowed during the reporting period. The Fund’s exposure to U.S. territory bonds also helped performance relative to the Barclays New York Municipal Bond Index.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund favored longer-duration municipal securities because of the steep yield curve and our constructive view of the municipal market. We coupled this positioning with a short position in a 10-year U.S. Treasury future to help mitigate the effect of duration5 and reduce interest-rate volatility. While this hedging strategy enabled the Fund to maintain a higher tax-exempt income stream over the reporting period, municipal bonds underperformed U.S. Treasury securities, which reduced the effectiveness of the hedge.

What was the Fund’s duration strategy during the reporting period?

Overall, our strategy is to keep the Fund’s duration close to that of the average duration of the municipal bonds in which the Fund can invest, as outlined in its prospectus. The Fund may invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands) and up to 20% of net assets in securities rated below investment grade. These bonds may differ from those included in the Barclays New York Municipal Bond Index. As a result, the Fund’s duration may also differ from that of the Index. At times, depending on conditions in the municipal market, seasonal technicals (supply and demand), and our outlook for what lies ahead, we may adjust the Fund’s duration modestly shorter or longer than that of the universe. During the reporting period, the Fund’s duration was slightly longer than that of the Barclays New York Municipal Bond Index as we continued to see value in bonds maturing in more than 15 years. At the end of the reporting period, the Fund’s modified duration to worst6 was 4.9 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

During the reporting period, our expectation for credit-spread tightening was bolstered by positive cash flows and an increase in refinancings in the municipal market. In the primary market, we were able to buy lower-investment-grade and high-yield securities that we believed to be attractively priced during the first half of the reporting period. The Fund continued to maintain a relatively high degree of liquidity during the reporting period.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s relative performance and which market segments were particularly weak?

The Barclays New York Municipal Bond Index consists entirely of investment-grade bonds, but the Fund may opportunistically invest up to 20% of its net assets in below-investment-grade municipal bonds. During the reporting period, the Fund was positioned with a longer-maturity, lower-rating profile than the

1.	See footnote on page 6 for more information on the Barclays New York Municipal Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

Barclays New York Municipal Bond Index. This strategy performed well during the reporting period as credit spreads for bonds rated A and BBB and bonds with non-investment-grade ratings narrowed more than spreads for higher-quality bonds. This trend spanned the entire municipal universe of sectors. Specifically, the Fund maintained exposure to the tobacco sector and U.S. territory bonds, which were among the Fund’s best-performing positions. The U.S. Treasury hedge that we used to reduce interest-rate volatility detracted slightly from the Fund’s overall performance. (Contributions take weightings and total returns into account.)

Did the Fund make any significant purchases or sales during the reporting period?

Because the Fund remained focused on diversification and liquidity, no individual purchase or sale was considered significant.

How did the Fund’s sector weightings change during the reporting period?

The prevalent sectors in the Fund—including tax-backed, tobacco, health care, industrial development revenue/pollution control revenue (“IDR/PCR”) and transportation—continued to reflect our desire to construct a reasonably well-diversified Fund and to include exposure to infrequent municipal issuers with a bias toward individual security selection (as opposed to a top-down approach to portfolio construction). During the reporting period, the Fund increased its exposure to tax-backed and tobacco bonds and subsequently decreased its exposure to IDR/PCR and charter school bonds.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2015, the Fund held an overweight position relative to the Barclays New York Municipal Bond Index in bonds with maturities of 15 years or longer. The Fund was also overweight relative to the Index in credits rated BBB, and the Fund had an approximate exposure of 16.6% to below-investment-grade municipal credits. On the other hand, the Fund held underweight positions relative to the Barclays New York Municipal Bond Index in securities rated AAA7 and in bonds with maturities of less than 10 years.

7.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay New York Tax Free Opportunities Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Principal Amount	Value

Municipal Bonds 95.9%†
Airport 3.2%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds
Series C 6.00%, due 10/1/23 (a)	$500,000	$564,080
Series C, Insured: AGM 6.00%, due 10/1/34 (a)	1,000,000	1,171,370
Niagara Frontier Transportation Authority, Revenue Bonds
Series A 5.00%, due 4/1/24 (a)	590,000	676,388
Series A 5.00%, due 4/1/27 (a)	700,000	791,000
Series A 5.00%, due 4/1/29 (a)	325,000	360,227

		3,563,065

Development 18.7%
Brooklyn Arena Local Development Corp., Barclays Center Project, Revenue Bonds 6.00%, due 7/15/30	790,000	921,037
Buffalo & Erie County Industrial Land Development Corp., Buffalo State College Foundation Housing, Revenue Bonds Series A 5.375%, due 10/1/41	855,000	950,392
Build NYC Resource Corp., Pratt Paper, Inc. Project, Revenue Bonds 5.00%, due 1/1/35 (a)(b)	1,000,000	1,074,090
♦Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds
5.00%, due 8/1/32	1,000,000	1,087,280
5.00%, due 8/1/42	1,000,000	1,078,020
Dobbs Ferry Local Development Corp., Mercy College Project, Revenue Bonds 5.00%, due 7/1/39	1,000,000	1,109,290
Dutchess County Local Development Corp., Revenue Bonds
Series A 5.00%, due 7/1/34	500,000	551,150
Series A 5.00%, due 7/1/44	1,250,000	1,361,625
Hempstead Town Local Development Corp., Adelphi University Project, Revenue Bonds Series B 5.25%, due 2/1/39	475,000	528,599
Monroe County Industrial Development Corp., St. John Fisher College, Revenue Bonds Series A 5.50%, due 6/1/39	115,000	128,215

	Principal Amount	Value

Development (continued)
New York City Industrial Development Agency, Liberty Interactive Corp., Revenue Bonds 5.00%, due 9/1/35	$1,700,000	$1,709,741
New York City Industrial Development Agency, Revenue Bonds Series A 5.00%, due 7/1/28 (a)	1,500,000	1,651,590
New York Liberty Development Corp., Bank of America, Revenue Bonds
Class 2 5.625%, due 7/15/47	1,050,000	1,188,012
Class 3 6.375%, due 7/15/49	545,000	622,472
♦New York Liberty Development Corp., World Trade Center, Revenue Bonds
Class 2 5.00%, due 9/15/43	1,040,000	1,149,263
Class 3 5.00%, due 3/15/44	500,000	541,325
Class 2 5.375%, due 11/15/40 (b)	1,500,000	1,651,605
Class 3 7.25%, due 11/15/44 (b)	500,000	606,785
Port Authority of New York & New Jersey, JFK International Airport, Revenue Bonds
5.50%, due 12/1/31	600,000	694,476
Insured: AGM 6.00%, due 12/1/42	380,000	453,169
6.00%, due 12/1/42	520,000	613,137
Westchester County Local Development Corp., Pace University, Revenue Bonds Series A 5.50%, due 5/1/42	1,000,000	1,159,420

		20,830,693

Facilities 4.0%
♦Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds Insured: AGM 4.75%, due 12/15/32	2,000,000	2,130,800
Puerto Rico Public Buildings Authority, Revenue Bonds Series H, Insured: AMBAC 5.50%, due 7/1/16	500,000	511,940
Territory of Guam, Unlimited General Obligation
Series A 6.75%, due 11/15/29	1,000,000	1,192,280

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2015. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Facilities (continued)
Territory of Guam, Unlimited General Obligation (continued)
Series A 7.00%, due 11/15/39	$500,000	$601,480

		4,436,500

General 20.3%
Build NYC Resource Corp., Bronx Charter School For Excellence, Revenue Bonds Series A 5.50%, due 4/1/43	750,000	825,495
♦Guam Government, Revenue Bonds
Series A 5.375%, due 12/1/24	1,000,000	1,108,140
Series A 6.50%, due 11/1/40	2,000,000	2,387,980
♦Hudson Yards Infrastructure Corp., Revenue Bonds
Series A 5.25%, due 2/15/47	1,400,000	1,544,676
Series A 5.75%, due 2/15/47	525,000	604,485
♦New York City Industrial Development Agency, Pilot-Queens Baseball Stadium, Revenue Bonds
Insured: AMBAC 5.00%, due 1/1/36	830,000	852,294
Insured: AMBAC 5.00%, due 1/1/39	510,000	523,362
Insured: GTY 6.375%, due 1/1/39	500,000	575,855
New York City Industrial Development Agency, United Jewish Appeal, Revenue Bonds 5.00%, due 7/1/34	1,000,000	1,118,120
New York City Industrial Development Agency, Yankee Stadium, Revenue Bonds
Insured: GTY (zero coupon), due 3/1/40	380,000	131,826
Insured: GTY (zero coupon), due 3/1/44	500,000	143,035
Insured: GTY (zero coupon), due 3/1/46	3,250,000	844,837
Insured: GTY (zero coupon), due 3/1/47	1,115,000	277,468
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds 5.00%, due 5/1/28	500,000	556,857
New York City Transitional Finance Authority, Revenue Bonds 6.00%, due 7/15/38	500,000	573,265

	Principal Amount	Value

General (continued)
New York City Trust for Cultural Resources, American Museum National History, Revenue Bonds Series A 5.00%, due 7/1/41	$1,000,000	$1,134,790
New York City Trust for Cultural Resources, Lincoln Center, Revenue Bonds Series A-1 0.14%, due 12/1/35 (c)	600,000	600,000
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: AMBAC 5.00%, due 7/1/18	1,000,000	1,006,310
♦Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series C, Insured: AMBAC 5.50%, due 7/1/17	860,000	890,754
Series C, Insured: AMBAC 5.50%, due 7/1/18	980,000	1,013,467
Series C, Insured: AMBAC 5.50%, due 7/1/24	400,000	399,196
Schenectady Metroplex Development Authority, Revenue Bonds Series A, Insured: AGM 5.50%, due 8/1/33	1,000,000	1,171,150
Territory of Guam, Section 30, Revenue Bonds Series A 5.75%, due 12/1/34	500,000	549,270
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Insured: AGM 5.00%, due 10/1/32	1,000,000	1,128,580
Virgin Islands Public Finance Authority, Matching Fund Loan Notes, Revenue Bonds 5.00%, due 10/1/39	425,000	452,136
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds Series A 6.75%, due 10/1/37	750,000	855,075
Virgin Islands Public Finance Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/32	1,200,000	1,354,296

		22,622,719

General Obligation 6.3%
City of New York, Unlimited General Obligation Series H-5 0.20%, due 3/1/34 (c)	790,000	790,000

12	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
General Obligation (continued)
Commonwealth of Puerto Rico, Public Improvement Project, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 7/1/35	$250,000	$250,073
Insured: AGM 5.25%, due 7/1/20	200,000	214,308
Series A, Insured: NATL-RE 5.50%, due 7/1/19	820,000	860,492
Series A, Insured: AGC 5.50%, due 7/1/29	160,000	170,371
Nassau County, General Obligation Series A 4.00%, due 4/1/27	1,000,000	1,055,940
Newburgh, Limited General Obligation Series A 5.50%, due 6/15/31	500,000	533,775
Puerto Rico Municipal Finance Agency, Unlimited General Obligation Series A, Insured: AGM 4.75%, due 8/1/22	1,220,000	1,220,232
Suffolk County Industrial Development Agency, Westhampton Free Association Library, Revenue Bonds Insured: AMBAC 5.00%, due 6/15/17	315,000	334,451
Town of Oyster Bay, NY, Public Improvement Project, General Obligation
Series B 4.00%, due 12/1/20	100,000	109,374
Series A, Insured: BAM 5.00%, due 1/15/28	500,000	570,685
Village of Harrison, NY, Public Improvement, General Obligation
5.00%, due 12/15/24	395,000	482,105
5.00%, due 12/15/25	365,000	442,252

		7,034,058

Higher Education 12.5%
Cattaraugus County, NY, St. Bonaventure University, Revenue Bonds
5.00%, due 5/1/39	365,000	386,422
5.00%, due 5/1/44	1,200,000	1,266,744
Dutchess County Industrial Development Agency, Bard College Civic Facility, Revenue Bonds Series A-1 5.00%, due 8/1/46	1,000,000	1,002,040

	Principal Amount	Value

Higher Education (continued)
Dutchess County Local Development Corp., Marist College Project, Revenue Bonds Series A 5.00%, due 7/1/39	$1,000,000	$1,104,990
Madison County Capital Resource Corp., Colgate University Project, Revenue Bonds Series A 5.00%, due 7/1/29	1,000,000	1,147,220
Monroe County Industrial Development Corp., John Fisher College, Revenue Bonds Series A 5.00%, due 6/1/24	330,000	372,966
New York City Industrial Development Agency, Polytechnic University Project, Revenue Bonds Insured: ACA 5.25%, due 11/1/37	440,000	480,832
New York City Industrial Development Agency, Vaughn College of Aeronautics & Technology, Revenue Bonds Series B 5.25%, due 12/1/36	500,000	517,520
New York State Dormitory Authority, Culinary Institute of America, Revenue Bonds 6.00%, due 7/1/38	1,500,000	1,675,095
New York State Dormitory Authority, New York University, Revenue Bonds Series A 5.25%, due 7/1/48	755,000	853,708
New York State Dormitory Authority, The New School, Revenue Bonds 6.00%, due 7/1/50	1,500,000	1,745,145
New York State Dormitory Authority, Touro College & University System, Revenue Bonds Series A 5.50%, due 1/1/39	1,350,000	1,506,276
New York State Dormitory Authority, Yeshiva University, Revenue Bonds
Insured: AMBAC 5.25%, due 7/1/16	125,000	125,184
Insured: AMBAC 5.25%, due 7/1/18	200,000	200,164
Orange County Funding Corp., Mount St. Mary College, Revenue Bonds Series A 5.00%, due 7/1/42	1,000,000	1,049,660

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Higher Education (continued)
St. Lawrence County Industrial Development Agency, Clarkson University Project, Revenue Bonds 5.375%, due 9/1/41	$500,000	$559,315

		13,993,281

Medical 9.2%
Albany Industrial Development Agency, St. Peter’s Hospital, Revenue Bonds Series A 5.25%, due 11/15/32	1,400,000	1,552,040
Monroe County Industrial Development Corp., Rochester General Hospital, Revenue Bonds Series A 5.00%, due 12/1/32	540,000	591,095
Nassau County Local Economic Assistance Corp., Revenue Bonds 5.00%, due 7/1/34	250,000	277,220
New York State Dormitory Authority, Catholic Health System Obligation Group, Revenue Bonds
Series A 5.00%, due 7/1/32	600,000	655,608
Series B 5.00%, due 7/1/32	390,000	426,145
♦New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center, Revenue Bonds 5.00%, due 7/1/41	2,000,000	2,199,440
New York State Dormitory Authority, Miriam Osborn Memorial Home, Revenue Bonds 5.00%, due 7/1/42	965,000	1,017,399
New York State Dormitory Authority, North Shore Long Island Jewish Obligated Group, Revenue Bonds Series B 5.00%, due 5/1/39	1,500,000	1,645,995
Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center, Revenue Bonds
4.50%, due 7/1/32	965,000	970,829
5.00%, due 7/1/42	500,000	513,600
Suffolk County Economic Development Corp., Revenue Bonds 5.00%, due 7/1/33	250,000	278,665
Westchester County Healthcare Corp., Revenue Bonds Series A 4.50%, due 11/1/26	125,000	133,764

		10,261,800

	Principal Amount	Value

Nursing Homes 3.7%
Southold Local Development Corp., Peconic Landing, Inc. Project, Revenue Bonds 5.00%, due 12/1/45	$1,625,000	$1,720,745
Tompkins County Development Corp., Kendal at Ithaca, Inc. Project, Revenue Bonds Series A 5.00%, due 7/1/44	750,000	800,820
Westchester County Local Development Corp., Kendal on Hudson Project, Revenue Bonds 5.00%, due 1/1/34	1,500,000	1,613,025

		4,134,590

Power 0.3%
Guam Power Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/30	175,000	200,627
Puerto Rico Electric Power Authority, Revenue Bonds Series T, Insured: NATL-RE 5.00%, due 7/1/23	115,000	115,214

		315,841

School District 0.6%
Genesee Valley Central School District at Angelica Belmont, General Obligation Insured: AGM 4.00%, due 6/15/30	665,000	706,695

Single Family Housing 2.1%
New York State Mortgage Agency, Revenue Bonds
Series 135 0.14%, due 4/1/37 | (a)(c)	1,125,000	1,125,000
Series 139 0.14%, due 10/1/37 (a)(c)	665,000	665,000
Southampton Housing Authority, Revenue Bonds
3.00%, due 5/15/32	165,000	155,859
3.125%, due 5/15/35	315,000	302,705
3.25%, due 5/15/37	75,000	73,087

		2,321,651

Tobacco Settlement 6.8%
Chautauqua Tobacco Asset Securitization Corp., Revenue Bonds 5.00%, due 6/1/34	750,000	802,507
♦Nassau County Tobacco Settlement Corp., Asset-Backed, Revenue Bonds
Series A-3 5.00%, due 6/1/35	1,015,000	867,094
Series A-3 5.125%, due 6/1/46	2,015,000	1,625,057

14	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Tobacco Settlement (continued)
New York Counties Tobacco Trust V, Pass Through, Revenue Bonds Series S 1 (zero coupon), due 6/1/38	$1,000,000	$235,960
Niagara Tobacco Asset Securitization Corp., Revenue Bonds 5.25%, due 5/15/40	500,000	556,245
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds
Series B 5.25%, due 6/1/37	850,000	925,905
Series B 5.375%, due 6/1/28	825,000	818,458
TSASC, Inc., Revenue Bonds
Series 1 5.00%, due 6/1/34	1,205,000	1,094,538
Series 1 5.125%, due 6/1/42	735,000	628,572

		7,554,336

Transportation 3.2%
Metropolitan Transportation Authority, Revenue Bonds Series E 5.00%, due 11/15/42	890,000	985,266
Port Authority of New York and New Jersey, Revenue Bonds Series 178 5.00%, due 12/1/38 (a)	1,500,000	1,649,220
Puerto Rico Highways & Transportation Authority, Revenue Bonds Series N, Insured: NATL-RE 5.25%, due 7/1/32	945,000	976,799

		3,611,285

Utilities 3.2%
Guam Government Waterworks Authority, Revenue Bonds 5.25%, due 7/1/33	1,210,000	1,362,932
♦Long Island Power Authority, Revenue Bonds Series A 5.00%, due 9/1/44	2,000,000	2,198,600

		3,561,532

	Principal Amount	Value

Water 1.8%
Monroe County Water Authority, Revenue Bonds 5.00%, due 8/1/37	$750,000	$839,565
New York City Water And Sewer System, Revenue Bonds Series DD 5.00%, due 6/15/34	1,000,000	1,140,520

		1,980,085

Total Municipal Bonds (Cost $101,979,990)		106,928,131

	Shares
Unaffiliated Investment Company 1.0%
New York 1.0%
Nuveen New York AMT-Free Municipal Income Fund	84,540	1,104,938

Total Unaffiliated Investment Company (Cost $1,146,025)		1,104,938

Total Investments (Cost $103,126,015) (d)	96.9%	108,033,069
Other Assets, Less Liabilities	3.1	3,512,343
Net Assets	100.0%	$111,545,412

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2015.

(d)	As of April 30, 2015, cost was $103,127,701 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$5,126,906
Gross unrealized depreciation	(221,538)

Net unrealized appreciation	$4,905,368

As of April 30, 2015, the Fund held the following Futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(125)	June 2015	$(16,046,875)	$(40,314)

			$(16,046,875)	$(40,314)

1.	At April 30, 2015, cash in the amount of $168,750 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2015.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

The following abbreviations are used in the preceding pages:

ACA—ACA Financial Guaranty Corp.

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

GTY—Assured Guaranty Corp.

NATL-RE—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$106,928,131	$—	$106,928,131
Unaffiliated Investment Company	1,104,938	—	—	1,104,938

Total Investments in Securities	$1,104,938	$106,928,131	$—	$108,033,069

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (b)	$(40,314)	$—	$—	$(40,314)

Total Other Financial Instruments	$(40,314)	$—	$—	$(40,314)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

16	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $103,126,015)	$108,033,069
Cash	1,971,749
Cash collateral on deposit at broker	168,750
Receivables:
Dividends and interest	1,601,967
Fund shares sold	176,224
Variation margin on futures contracts	17,578
Other assets	9,294

Total assets	111,978,631

Liabilities
Payables:
Fund shares redeemed	148,880
Manager (See Note 3)	37,142
Professional fees	28,259
NYLIFE Distributors (See Note 3)	11,249
Transfer agent (See Note 3)	2,820
Custodian	2,689
Shareholder communication	570
Dividend payable	201,610

Total liabilities	433,219

Net assets	$111,545,412

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$10,756
Additional paid-in capital	109,060,782

109,071,538
Undistributed net investment income	7,951
Accumulated net realized gain (loss) on investments and futures transactions	(2,400,817)
Net unrealized appreciation (depreciation) on investments and futures contracts	4,866,740

Net assets	$111,545,412

Class A
Net assets applicable to outstanding shares	$36,682,082

Shares of beneficial interest outstanding	3,537,407

Net asset value per share outstanding	$10.37
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.86

Investor Class
Net assets applicable to outstanding shares	$161,191

Shares of beneficial interest outstanding	15,545

Net asset value per share outstanding	$10.37
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price per share outstanding	$10.86

Class C
Net assets applicable to outstanding shares	$9,362,301

Shares of beneficial interest outstanding	902,733

Net asset value and offering price per share outstanding	$10.37

Class I
Net assets applicable to outstanding shares	$65,339,838

Shares of beneficial interest outstanding	6,300,081

Net asset value and offering price per share outstanding	$10.37

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Interest	$2,362,619
Dividends	22,786

Total income	2,385,405

Expenses
Manager (See Note 3)	276,198
Distribution/Service—Class A (See Note 3)	37,500
Distribution/Service—Investor Class (See Note 3)	209
Distribution/Service—Class C (See Note 3)	18,994
Professional fees	26,393
Transfer agent (See Note 3)	9,410
Custodian	5,422
Registration	4,767
Shareholder communication	4,732
Trustees	879
Miscellaneous	4,435

Total expenses before waiver/reimbursement	388,939
Expense waiver/reimbursement from Manager (See Note 3)	(53,342)

Net expenses	335,597

Net investment income (loss)	2,049,808

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	382,288
Futures transactions	(493,269)

Net realized gain (loss) on investments and futures transactions	(110,981)

Net change in unrealized appreciation (depreciation) on:
Investments	219,327
Futures contracts	73,236

Net change in unrealized appreciation (depreciation) on investments and futures contracts	292,563

Net realized and unrealized gain (loss) on investments and futures transactions	181,582

Net increase (decrease) in net assets resulting from operations	$2,231,390

18	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,049,808	$3,395,723
Net realized gain (loss) on investments and futures transactions	(110,981)	(1,467,655)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	292,563	8,625,290

Net increase (decrease) in net assets resulting from operations	2,231,390	10,553,358

Dividends to shareholders:
From net investment income:
Class A	(532,448)	(850,483)
Investor Class	(2,946)	(4,479)
Class C	(122,289)	(145,303)
Class I	(1,391,465)	(2,395,742)

Total dividends to shareholders	(2,049,148)	(3,396,007)

Capital share transactions:
Net proceeds from sale of shares	25,080,797	36,366,039
Net asset value of shares issued to shareholders in reinvestment of dividends	1,684,194	3,173,413
Cost of shares redeemed	(17,089,861)	(19,890,038)

Increase (decrease) in net assets derived from capital share transactions	9,675,130	19,649,414

Net increase (decrease) in net assets	9,857,372	26,806,765

Net Assets
Beginning of period	101,688,040	74,881,275

End of period	$111,545,412	$101,688,040

Undistributed net investment income at end of period	$7,951	$7,291

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,		May 14, 2012** through October 31,
Class A	2015*		2014	2013	2012
Net asset value at beginning of period	$10.35		$9.50	$10.38	$10.00

Net investment income (loss)	0.19		0.38	0.36	0.14
Net realized and unrealized gain (loss) on investments	0.02		0.85	(0.84)	0.38

Total from investment operations	0.21		1.23	(0.48)	0.52

Less dividends and distributions:
From net investment income	(0.19)		(0.38)	(0.36)	(0.14)
From net realized gain on investments	—		—	(0.04)	—

Total dividends and distributions	(0.19)		(0.38)	(0.40)	(0.14)

Net asset value at end of period	$10.37		$10.35	$9.50	$10.38

Total investment return (a)	1.98	%(b)	13.21%	(4.76%)	5.22	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.55	%††	3.82%	3.61%	3.46	%††
Net expenses	0.75	%††	0.75%	0.75%	0.75	%††
Expenses (before waiver/reimbursement)	0.85	%††	0.85%	0.92%	1.13	%††
Portfolio turnover rate	6%		48%	61%	67%
Net assets at end of period (in 000’s)	$36,682		$24,453	$19,314	$2,368

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,		May 14, 2012** through October 31,
Investor Class	2015*		2014	2013	2012
Net asset value at beginning of period	$10.35		$9.51	$10.38	$10.00

Net investment income (loss)	0.18		0.37	0.34	0.13
Net realized and unrealized gain (loss) on investments	0.02		0.84	(0.83)	0.38

Total from investment operations	0.20		1.21	(0.49)	0.51

Less dividends and distributions:
From net investment income	(0.18)		(0.37)	(0.34)	(0.13)
From net realized gain on investments	—		—	(0.04)	—

Total dividends and distributions	(0.18)		(0.37)	(0.38)	(0.13)

Net asset value at end of period	$10.37		$10.35	$9.51	$10.38

Total investment return (a)	1.95	%(b)	12.95%	(4.86%)	5.16	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.51	%††	3.71%	3.41%	3.18	%††
Net expenses	0.82	%††	0.87%	0.98%	0.92	%††
Expenses (before waiver/reimbursement)	0.92	%††	0.97%	1.15%	1.30	%††
Portfolio turnover rate	6%		48%	61%	67%
Net assets at end of period (in 000’s)	$161		$165	$95	$56

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

20	MainStay New York Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended April 30,		Year ended October 31,		May 14, 2012** through October 31,
Class C	2015*		2014	2013	2012
Net asset value at beginning of period	$10.35		$9.51	$10.38	$10.00

Net investment income (loss)	0.17		0.34	0.32	0.12
Net realized and unrealized gain (loss) on investments	0.02		0.84	(0.83)	0.38

Total from investment operations	0.19		1.18	(0.51)	0.50

Less dividends and distributions:
From net investment income	(0.17)		(0.34)	(0.32)	(0.12)
From net realized gain on investments	—		—	(0.04)	—

Total dividends and distributions	(0.17)		(0.34)	(0.36)	(0.12)

Net asset value at end of period	$10.37		$10.35	$9.51	$10.38

Total investment return (a)	1.82	%(b)	12.66%	(5.11%)	5.03	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.22	%††	3.45%	3.11%	2.96	%††
Net expenses	1.07	%††	1.12%	1.23%	1.17	%††
Expenses (before waiver/reimbursement)	1.17	%††	1.22%	1.40%	1.55	%††
Portfolio turnover rate	6%		48%	61%	67%
Net assets at end of period (in 000’s)	$9,362		$5,538	$3,166	$601

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	Six months ended April 30,		Year ended October 31,		May 14, 2012** through October 31,
Class I	2015*		2014	2013	2012
Net asset value at beginning of period	$10.35		$9.51	$10.38	$10.00

Net investment income (loss)	0.20		0.41	0.39	0.15
Net realized and unrealized gain (loss) on investments	0.02		0.84	(0.83)	0.38

Total from investment operations	0.22		1.25	(0.44)	0.53

Less dividends and distributions:
From net investment income	(0.20)		(0.41)	(0.39)	(0.15)
From net realized gain on investments	—		—	(0.04)	—

Total dividends and distributions	(0.20)		(0.41)	(0.43)	(0.15)

Net asset value at end of period	$10.37		$10.35	$9.51	$10.38

Total investment return (a)	2.11	%(b)	13.37%	(4.41%)	5.36	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.83	%††	4.09%	3.87%	3.21	%††
Net expenses	0.50	%††	0.50%	0.50%	0.50	%††
Expenses (before waiver/reimbursement)	0.60	%††	0.60%	0.67%	0.88	%††
Portfolio turnover rate	6%		48%	61%	67%
Net assets at end of period (in 000’s)	$65,340		$71,532	$52,307	$52,619

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay New York Tax Free Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Class A, Investor Class, Class C and Class I shares. The inception date was on May 14, 2012. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares, and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and New York state and, in some cases, New York local income taxes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

22	MainStay New York Tax Free Opportunities Fund

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. As of April 30, 2015, the Fund did not hold any illiquid securities.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities.

23

Notes to Financial Statements (Unaudited) (continued)

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve positioning of the portfolio. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to

24	MainStay New York Tax Free Opportunities Fund

return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(I)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of New York, and its political subdivisions, agencies and instrumentalities, events in New York will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2015:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(40,314)	$(40,314)

Total Fair Value		$(40,314)	$(40,314)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(493,269)	$(493,269)

Total Realized Gain (Loss)		$(493,269)	$(493,269)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$73,236	$73,236

Total Change in Unrealized Appreciation (Depreciation)		$73,236	$73,236

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(16,037,435)	$(16,037,435)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual

25

Notes to Financial Statements (Unaudited) (continued)

rate of 0.50% of the Fund’s average daily net assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $276,198 and waived its fees and/or reimbursed expenses in the amount of $53,342.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $7,179 and $37, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $5,000 and $557, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$1,825
Investor Class	70
Class C	3,047
Class I	4,468

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$45,130,961	69.1%

Note 4–Federal Income Tax

As of October 31, 2014, for federal income tax purposes, capital loss carryforwards of $2,401,700 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$1,212	$1,190

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$7,722
Exempt Interest Dividends	3,388,285
Total	$3,396,007

26	MainStay New York Tax Free Opportunities Fund

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities, other than short-term securities, were $11,704 and $5,976, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	1,410,064	$14,717,094
Shares issued to shareholders in reinvestment of dividends and distributions	37,394	390,434
Shares redeemed	(273,482)	(2,858,365)

Net increase (decrease)	1,173,976	$12,249,163

Year ended October 31, 2014:
Shares sold	2,026,436	$20,141,076
Shares issued to shareholders in reinvestment of dividends and distributions	71,917	715,826
Shares redeemed	(1,764,221)	(17,506,247)

Net increase (decrease) in shares outstanding before conversion	334,132	3,350,655
Shares converted from Class A (See Note 1)	(2,803)	(27,983)

Net increase (decrease)	331,329	$3,322,672

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	2,371	$24,894
Shares issued to shareholders in reinvestment of dividends and distributions	269	2,815
Shares redeemed	(2,995)	(31,410)

Net increase (decrease)	(355)	$(3,701)

Year ended October 31, 2014:
Shares sold	4,141	$41,706
Shares issued to shareholders in reinvestment of dividends and distributions	433	4,317
Shares redeemed	(1,423)	(14,535)

Net increase (decrease) in shares outstanding before conversion	3,151	31,488
Shares converted into Investor Class (See Note 1)	2,803	27,983

Net increase (decrease)	5,954	$59,471

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	390,942	$4,084,259
Shares issued to shareholders in reinvestment of dividends and distributions	7,650	79,886
Shares redeemed	(31,093)	(324,866)

Net increase (decrease)	367,499	$3,839,279

Year ended October 31, 2014:
Shares sold	352,425	$3,490,019
Shares issued to shareholders in reinvestment of dividends and distributions	10,012	99,890
Shares redeemed	(160,156)	(1,585,206)

Net increase (decrease)	202,281	$2,004,703

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	598,505	$6,254,550
Shares issued to shareholders in reinvestment of dividends and distributions	115,833	1,211,059
Shares redeemed	(1,326,198)	(13,875,220)

Net increase (decrease)	(611,860)	$(6,409,611)

Year ended October 31, 2014:
Shares sold	1,254,710	$12,693,238
Shares issued to shareholders in reinvestment of dividends and distributions	236,377	2,353,380
Shares redeemed	(79,102)	(784,050)

Net increase (decrease)	1,411,985	$14,262,568

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay New York Tax Free Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and

28	MainStay New York Tax Free Opportunities Fund

managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful investment performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c)

29

Board Consideration and Approval of Management Agreement and

Subsidiary Agreement (Unaudited) (continued)

process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset

30	MainStay New York Tax Free Opportunities Fund

Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

31

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay New York Tax Free Opportunities Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1652571 MS139-15	MSNTF10-06/15 NL035

MainStay Short Duration High Yield Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Since Inception (12/17/12)	Gross Expense Ratio[2]
Class A Shares	Maximum 3.0% Initial Sales Charge	With sales charges Excluding sales charges	–0.64 2.43%	0.04 3.14%	3.28 4.62%	1.01 1.01%
Investor Class Shares	Maximum 3.0% Initial Sales Charge	With sales charges Excluding sales charges	–0.80 2.27	–0.08 3.01	3.11 4.45	1.12 1.12
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	0.99 1.99	1.27 2.25	3.73 3.73	1.87 1.87
Class I Shares	No Sales Charge		2.46	3.39	4.85	0.76
Class R2 Shares	No Sales Charge		2.38	3.03	4.51	1.11

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Since Inception
BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index[3]	1.55%	2.32%	5.13%
Average Lipper High Yield Fund[4]	1.00	1.36	4.82

3.	The BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index generally tracks the performance of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. BofA Merrill Lynch 1-5 Year BB-B U.S. High Yield Corporate Cash Pay Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The average Lipper high yield fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Short Duration High Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Short Duration High Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,024.30	$4.97	$1,019.90	$4.96

Investor Class Shares	$1,000.00	$1,022.70	$5.57	$1,019.30	$5.56

Class C Shares	$1,000.00	$1,019.90	$9.32	$1,015.60	$9.30

Class I Shares	$1,000.00	$1,024.60	$3.71	$1,021.10	$3.71

Class R2 Shares	$1,000.00	$1,023.80	$5.47	$1,019.40	$5.46

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.99% for Class A, 1.11% for Investor Class, 1.86% for Class C, 0.74% for Class I and 1.09% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Portfolio Composition as of April 30, 2015 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2015 (excluding short-term investment) (Unaudited)

1.	CCO Holdings LLC / CCO Holdings Capital Corp., 7.00%–7.25%, due 10/30/17–1/15/19

2.	Schaeffler Holding Finance B.V., 6.25%–6.875%, due 8/15/18–11/15/19

3.	T-Mobile USA, Inc., 5.25%–6.542%, due 9/1/18–4/28/20

4.	Carlson Wagonlit B.V., 6.875%, due 6/15/19

5.	Hughes Satellite Systems Corp., 6.50%, due 6/15/19
6.	Florida East Coast Holdings Corp., 6.75%–9.75%, due 5/1/19–5/1/20

7.	Summit Materials LLC / Summit Materials Finance Corp., 10.50%, due 1/31/20

8.	Valeant Pharmaceuticals International, Inc., 5.375%–6.75%, due 8/15/18–10/15/20

9.	ACI Worldwide, Inc., 6.375%, due 8/15/20

10.	Kaiser Aluminum Corp., 8.25%, due 6/1/20

8	MainStay Short Duration High Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Short Duration High Yield Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Short Duration High Yield Fund returned 2.43% for Class A shares, 2.27% for Investor Class shares and 1.99% for Class C shares for the six months ended April 30, 2015. Over the same period, the Fund’s Class I shares returned 2.46% and Class R2 shares returned 2.38%. For the six months ended April 30, 2015, all share classes outperformed the 1.55% return of the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes outperformed the 1.00% return of the Average Lipper2 High Yield Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund is managed with a bottom-up investment style, which focuses on individual credit selection. Positioning and credit selection within the energy and metals/minerals sectors, both of which experienced increased volatility during the reporting period, were the main contributors to the Fund’s relative performance for the six months ended April 30, 2015. The Fund’s underweight position in weaker energy companies in advance of the sharp decline in high-yield energy bond prices also contributed positively to the Fund’s relative performance. Within the metals/minerals sector, the Fund’s focus on aluminum and gold mining companies and underweight positions in coal and iron ore credits added to both absolute and relative performance.

What was the Fund’s duration3 strategy during the reporting period?

The Fund is not managed to a duration strategy, and the duration positioning is the result of our bottom-up investment-selection process. The modified duration to worst4 of the Fund as of April 30, 2015, was 1.84 years. The Fund’s duration was shorter than the 2.22-year duration of the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Because the Fund is managed with a bottom-up investment style, the factors that prompted significant decisions were specific to each individual company. We believed that the valuations and the credit profiles in higher-quality, high-yield bonds were attractive. As a result, the Fund maintained a relatively conservative position during the reporting period.

Which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, security selection within the basic industry and retail sectors and an underweight position and security selection in the energy sector contributed positively to the Fund’s performance relative to the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index. An underweight position in the banking sector detracted from the Fund’s relative performance. In addition, an underweight position in the health care sector detracted slightly from relative performance.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund added bonds of discount retailer Dollar Tree, which were issued in conjunction with the company’s acquisition of Family Dollar. We expected that the acquisition would create savings through synergies that lower-producing stores would be divested and that management would pursue its stated goal of returning the company’s credit rating to investment grade.

The Fund’s position in bonds of water distribution product company Mueller Water Products was called (redeemed by the issuer prior to maturity) and refinanced with loans that were added to the Fund. We sold the bonds in wireless communications company Sprint, as we felt that the yield offered by the bonds did not provide adequate compensation for the increased risk profile of the credit.

How did the Fund’s sector weightings change during the reporting period?

We constructed a portfolio of what we considered to be higher-quality, short-duration high-yield bonds. We looked for resilient credits, as measured by strong asset coverage, conservative debt maturities and robust liquidity. During the reporting period, we increased the Fund’s weightings in the energy and media sectors. Over the same period, we decreased the Fund’s weightings in the capital goods and leisure sectors.

1.	See footnote on page 6 for more information on the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.

9

How was the Fund positioned at the end of the reporting period?

As of April 30, 2015, the Fund held overweight positions in the leisure, basic industry, automotive and consumer goods sectors relative to the BofA Merrill Lynch 1–5 Year BB–B U.S. High Yield Corporate Cash Pay Index. As of the same date, the Fund held underweight positions relative to the Index in the banking, energy and financial services sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Short Duration High Yield Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 95.3%† Convertible Bonds 2.3%
Auto Parts & Equipment 0.5%
Exide Technologies, Inc. 7.00%, due 4/30/25 (a)(b)	$2,860,250	$2,345,405

Mining 0.9%
Detour Gold Corp. 5.50%, due 11/30/17	4,432,000	4,299,040

Oil & Gas 0.9%
Stone Energy Corp. 1.75%, due 3/1/17	4,150,000	3,901,000

Total Convertible Bonds (Cost $10,269,882)		10,545,445

Corporate Bonds 88.5%
Aerospace & Defense 1.5%
Aerojet Rocketdyne Holdings, Inc. 7.125%, due 3/15/21	3,785,000	4,059,412
Kratos Defense & Security Solutions, Inc. 7.00%, due 5/15/19	2,585,000	2,300,650
Spirit AeroSystems, Inc. 6.75%, due 12/15/20	200,000	211,750

		6,571,812

Airlines 0.3%
United Continental Holdings, Inc. 6.375%, due 6/1/18	1,120,000	1,190,000

Apparel 0.6%
Wolverine World Wide, Inc. 6.125%, due 10/15/20	2,540,000	2,698,750

Auto Manufacturers 1.3%
Allied Specialty Vehicles, Inc. 8.50%, due 11/1/19 (c)	3,320,000	3,527,500
General Motors Financial Co., Inc. 4.75%, due 8/15/17	145,000	152,972
Jaguar Land Rover Automotive PLC 4.125%, due 12/15/18 (c)	670,000	689,263
4.25%, due 11/15/19 (c)	1,250,000	1,284,375

		5,654,110

Auto Parts & Equipment 6.1%
Allison Transmission, Inc. 7.125%, due 5/15/19 (c)	4,375,000	4,537,313
Exide Technologies, Inc. 11.00%, due 4/30/20 (a)	1,585,391	1,347,582

	Principal Amount	Value
Auto Parts & Equipment (continued)
International Automotive Components Group S.A. 9.125%, due 6/1/18 (c)	$1,140,000	$1,174,200
♦Schaeffler Holding Finance B.V. 6.25%, due 11/15/19 (b)(c)	1,990,000	2,119,350
6.875%, due 8/15/18 (b)(c)	10,244,000	10,679,370
Tenneco, Inc. 6.875%, due 12/15/20	3,454,000	3,661,240
Titan International, Inc. 6.875%, due 10/1/20	520,000	471,900
TRW Automotive, Inc. 7.25%, due 3/15/17 (c)	200,000	219,000
ZF North America Capital, Inc. 4.00%, due 4/29/20 (c)	3,355,000	3,375,969

		27,585,924

Beverages 0.2%
Constellation Brands, Inc. 3.875%, due 11/15/19	790,000	817,650

Building Materials 4.0%
Boise Cascade Co. 6.375%, due 11/1/20	1,890,000	1,989,225
Building Materials Corporation of America 6.75%, due 5/1/21 (c)	1,285,000	1,365,312
Gibraltar Industries, Inc. 6.25%, due 2/1/21	631,000	640,465
Headwaters, Inc. 7.25%, due 1/15/19	1,540,000	1,613,150
♦Summit Materials LLC / Summit Materials Finance Corp. 10.50%, due 1/31/20	6,392,000	6,983,260
USG Corp. 6.30%, due 11/15/16	2,075,000	2,181,344
7.875%, due 3/30/20 (c)	2,848,000	3,082,960
9.75%, due 1/15/18	305,000	353,038

		18,208,754

Chemicals 2.1%
Ineos Finance PLC 7.50%, due 5/1/20 (c)	900,000	951,120
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	2,535,000	2,601,544
PolyOne Corp. 7.375%, due 9/15/20	5,680,000	5,978,200

		9,530,864

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services 2.8%
Alliance Data Systems Corp. 5.25%, due 12/1/17 (c)	$3,425,000	$3,562,000
6.375%, due 4/1/20 (c)	800,000	832,000
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 4.875%, due 11/15/17	1,940,000	1,983,650
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	2,636,000	2,708,490
Jaguar Holding Co. I 9.375%, due 10/15/17 (b)(c)	1,020,000	1,042,950
Modular Space Corp. 10.25%, due 1/31/19 (c)	1,135,000	919,350
Service Corp. International 6.75%, due 4/1/16	500,000	520,000
7.625%, due 10/1/18	155,000	179,025
United Rentals North America, Inc. 7.375%, due 5/15/20	1,000,000	1,078,290

		12,825,755

Computers 0.8%
IGATE Corp. 4.75%, due 4/15/19	3,325,000	3,482,938

Diversified Financial Services 0.1%
Community Choice Financial, Inc. 10.75%, due 5/1/19	765,000	439,875

Electric 1.1%
GenOn Energy, Inc. 7.875%, due 6/15/17	3,310,000	3,318,275
9.50%, due 10/15/18	1,780,000	1,846,750

		5,165,025

Electronics 0.4%
Kemet Corp. 10.50%, due 5/1/18	1,820,000	1,870,050

Engineering & Construction 0.6%
Transfield Services, Ltd. 8.375%, due 5/15/20 (c)	2,655,000	2,827,575

Entertainment 3.7%
Affinity Gaming LLC / Affinity Gaming Finance Corp. 9.00%, due 5/15/18	3,104,000	3,080,720
GLP Capital, L.P. / GLP Financing II, Inc. 4.375%, due 11/1/18	1,600,000	1,656,000
MU Finance PLC 8.375%, due 2/1/17 (c)	1,532,203	1,570,508

	Principal Amount	Value
Entertainment (continued)
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. 5.00%, due 8/1/18 (c)	$4,296,000	$4,435,620
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 9.50%, due 6/15/19 (c)	2,826,000	2,967,300
Vail Resorts, Inc. 6.50%, due 5/1/19	3,012,000	3,109,890

		16,820,038

Finance—Auto Loans 1.0%
Ally Financial, Inc. 2.75%, due 1/30/17	1,400,000	1,395,100
3.25%, due 2/13/18	2,295,000	2,292,131
3.50%, due 1/27/19	100,000	99,250
4.625%, due 6/26/15	440,000	441,100
6.25%, due 12/1/17	415,000	444,569

		4,672,150

Finance—Consumer Loans 0.1%
OneMain Financial Holdings, Inc. 6.75%, due 12/15/19 (c)	390,000	410,475

Finance—Investment Banker/Broker 0.2%
KCG Holdings, Inc. 6.875%, due 3/15/20 (c)	920,000	880,900

Finance—Leasing Companies 0.3%
Oxford Finance LLC / Oxford Finance Co-Issuer, Inc. 7.25%, due 1/15/18 (c)	1,240,000	1,281,850

Finance—Mortgage Loan/Banker 0.7%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 7.375%, due 10/1/17	2,595,000	2,698,800
Prospect Holding Co. LLC / Prospect Holding Finance Co. 10.25%, due 10/1/18 (c)	440,000	312,400

		3,011,200

Finance—Other Services 2.6%
Cantor Commercial Real Estate Co., L.P. / CCRE Finance Corp. 7.75%, due 2/15/18 (c)	3,715,000	3,882,175
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 3.50%, due 3/15/17	4,325,000	4,346,625
Outerwall, Inc. 6.00%, due 3/15/19	3,655,000	3,581,900

		11,810,700

12	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Food 1.0%
KeHE Distributors LLC / KeHE Distributors Finance Corp. 7.625%, due 8/15/21 (c)	$725,000	$768,500
Smithfield Foods, Inc. 7.75%, due 7/1/17	620,000	688,200
Wells Enterprises, Inc. 6.75%, due 2/1/20 (c)	3,080,000	3,149,300

		4,606,000

Forest Products & Paper 0.6%
Smurfit Kappa Acquisitions 4.875%, due 9/15/18 (c)	2,640,000	2,772,000

Gas 0.3%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	1,325,000	1,374,688

Health Care—Products 1.4%
ConvaTec Healthcare E S.A. 10.50%, due 12/15/18 (c)	128,000	135,360
Hanger, Inc. 7.125%, due 11/15/18	2,450,000	2,499,000
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC 4.875%, due 4/15/20 (c)	225,000	228,656
Teleflex, Inc. 6.875%, due 6/1/19	3,516,000	3,643,455

		6,506,471

Health Care—Services 1.4%
Centene Corp. 5.75%, due 6/1/17	1,044,000	1,106,640
Fresenius Medical Care U.S. Finance, Inc. 6.50%, due 9/15/18 (c)	207,000	231,840
6.875%, due 7/15/17	525,000	574,875
HCA, Inc. 3.75%, due 3/15/19	2,000,000	2,060,000
6.50%, due 2/15/16	760,000	787,550
8.00%, due 10/1/18	225,000	261,562
Kindred Escrow Corp. II 8.00%, due 1/15/20 (c)	420,000	453,096
Wellcare Health Plans, Inc. 5.75%, due 11/15/20	605,000	641,300

		6,116,863

Holding Companies—Diversified 1.2%
Carlson Travel Holdings, Inc. 7.50%, due 8/15/19 (b)(c)	4,600,000	4,669,000
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (c)	795,000	800,962

		5,469,962

	Principal Amount	Value
Home Builders 2.2%
AV Homes, Inc. 8.50%, due 7/1/19 (c)	$1,140,000	$1,094,400
Brookfield Residential Properties, Inc. 6.50%, due 12/15/20 (c)	1,475,000	1,545,062
D.R. Horton, Inc. 3.75%, due 3/1/19	1,165,000	1,179,563
Mattamy Group Corp. 6.50%, due 11/15/20 (c)	2,435,000	2,386,300
Meritage Homes Corp. 4.50%, due 3/1/18	2,265,000	2,307,469
Standard Pacific Corp. 10.75%, due 9/15/16	570,000	634,125
Taylor Morrison Communities, Inc. / Monarch Communities, Inc. 7.75%, due 4/15/20 (c)	695,000	735,400

		9,882,319

Household Products & Wares 2.5%
Century Intermediate Holding Co. 2 9.75%, due 2/15/19 (b)(c)	1,935,000	2,051,100
Prestige Brands, Inc. 8.125%, due 2/1/20	2,840,000	3,053,000
Scotts Miracle-Gro Co. (The) 6.625%, due 12/15/20	2,025,000	2,131,312
Spectrum Brands, Inc. 6.375%, due 11/15/20	695,000	736,700
6.75%, due 3/15/20	3,240,000	3,410,100

		11,382,212

Insurance 0.9%
CNO Financial Group, Inc. 6.375%, due 10/1/20 (c)	2,520,000	2,664,900
Ironshore Holdings (U.S.), Inc. 8.50%, due 5/15/20 (c)	1,302,000	1,572,471

		4,237,371

Internet 0.9%
Equinix, Inc. 4.875%, due 4/1/20	1,315,000	1,357,738
IAC / InterActiveCorp. 4.875%, due 11/30/18	2,775,000	2,872,125

		4,229,863

Investment Company 1.2%
American Capital, Ltd. 6.50%, due 9/15/18 (c)	5,405,000	5,621,876

Iron & Steel 0.9%
BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC 7.125%, due 5/1/18 (c)	2,367,000	2,461,384
Cliffs Natural Resources, Inc. 8.25%, due 3/31/20 (c)	1,670,000	1,636,600

		4,097,984

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Leisure Time 1.8%
♦Carlson Wagonlit B.V. 6.875%, due 6/15/19 (c)	$7,920,000	$8,335,800

Lodging 0.2%
Eldorado Resorts LLC / Eldorado Capital Corp. 8.625%, due 6/15/19 (c)	520,000	543,400
MTR Gaming Group, Inc. 11.50%, due 8/1/19	500,000	538,750

		1,082,150

Machinery—Construction & Mining 0.5%
BlueLine Rental Finance Corp. 7.00%, due 2/1/19 (c)	2,390,000	2,438,039

Machinery—Diversified 0.3%
Briggs & Stratton Corp. 6.875%, due 12/15/20	1,360,000	1,487,500

Media 4.8%
♦CCO Holdings LLC / CCO Holdings Capital Corp. 7.00%, due 1/15/19	6,115,000	6,351,956
7.25%, due 10/30/17	9,355,000	9,722,651
DISH DBS Corp. 4.25%, due 4/1/18	2,450,000	2,493,855
7.75%, due 5/31/15	150,000	150,375
Numericable-SFR 4.875%, due 5/15/19 (c)	2,310,000	2,330,213
Videotron, Ltd. 9.125%, due 4/15/18	710,000	724,626

		21,773,676

Metal Fabricate & Hardware 1.1%
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 8.625%, due 6/1/21 (c)	705,000	719,100
Shale-Inland Holdings LLC / Shale-Inland Finance Corp. 8.75%, due 11/15/19 (c)	695,000	573,375
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.75%, due 12/15/18 (c)	3,350,000	3,626,375

		4,918,850

Mining 3.9%
AuRico Gold, Inc. 7.75%, due 4/1/20 (c)	2,825,000	2,895,625
Evraz, Inc. 7.50%, due 11/15/19 (c)	2,565,000	2,508,570

	Principal Amount	Value
Mining (continued)
Hecla Mining Co. 6.875%, due 5/1/21	$245,000	$221,725
♦Kaiser Aluminum Corp. 8.25%, due 6/1/20	5,500,000	5,981,250
New Gold, Inc. 7.00%, due 4/15/20 (c)	3,564,000	3,715,470
Novelis, Inc. 8.375%, due 12/15/17	2,200,000	2,288,000

		17,610,640

Miscellaneous—Manufacturing 0.7%
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (c)	2,590,000	2,745,400
Koppers, Inc. 7.875%, due 12/1/19	175,000	175,656
SPX Corp. 6.875%, due 9/1/17	405,000	441,450

		3,362,506

Oil & Gas 5.1%
California Resources Corp. 5.00%, due 1/15/20	2,560,000	2,419,200
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp. 6.50%, due 4/15/21 (c)	1,430,000	1,422,850
Carrizo Oil & Gas, Inc. 7.50%, due 9/15/20	1,195,000	1,257,499
Chesapeake Energy Corp. 3.525%, due 4/15/19 (d)	1,450,000	1,392,000
Chesapeake Energy Corp. (Escrow Claim Shares) 6.775%, due 3/15/19 (a)(e)(f)	305,000	64,050
Comstock Resources, Inc. 7.75%, due 4/1/19	2,665,000	1,282,132
10.00%, due 3/15/20 (c)	1,980,000	1,940,400
Frontier Oil Corp. 6.875%, due 11/15/18	450,000	466,313
Oasis Petroleum, Inc. 7.25%, due 2/1/19	3,035,000	3,097,217
PetroQuest Energy, Inc. 10.00%, due 9/1/17	2,175,000	1,892,250
Rex Energy Corp. 8.875%, due 12/1/20	1,736,000	1,492,960
Seventy Seven Operating LLC 6.625%, due 11/15/19	395,000	314,025
SM Energy Co. 6.625%, due 2/15/19	3,027,000	3,125,377
Whiting Petroleum Corp. 5.00%, due 3/15/19	1,395,000	1,391,512
6.50%, due 10/1/18	820,000	832,300

14	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
WPX Energy, Inc. 5.25%, due 1/15/17	$690,000	$710,700

		23,100,785

Packaging & Containers 0.6%
AEP Industries, Inc. 8.25%, due 4/15/19	2,205,000	2,232,563
Owens-Brockway Glass Container, Inc. 7.375%, due 5/15/16	100,000	105,500
Owens-Illinois, Inc. 7.80%, due 5/15/18	120,000	135,000

		2,473,063

Pharmaceuticals 2.7%
Endo Finance LLC / Endo Finco, Inc. 7.00%, due 7/15/19 (c)	500,000	521,250
NBTY, Inc. 9.00%, due 10/1/18	3,630,000	3,775,200
Salix Pharmaceuticals, Ltd. 6.50%, due 1/15/21 (c)	1,070,000	1,214,450
♦Valeant Pharmaceuticals International, Inc. 5.375%, due 3/15/20 (c)	5,500,000	5,640,938
6.375%, due 10/15/20 (c)	440,000	463,650
6.75%, due 8/15/18 (c)	775,000	820,531

		12,436,019

Pipelines 1.6%
Targa Pipeline Partners, L.P. / Atlas Pipeline Finance Corp. 6.625%, due 10/1/20	1,715,000	1,783,600
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.00%, due 1/15/18 (c)	2,030,000	2,106,125
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 5.50%, due 10/15/19 (c)	3,380,000	3,574,350

		7,464,075

Real Estate 0.8%
AAF Holdings LLC / AAF Finance Co. 12.00%, due 7/1/19 (b)(c)	1,562,234	1,429,444
Rialto Holdings LLC / Rialto Corp. 7.00%, due 12/1/18 (c)	2,185,000	2,275,131

		3,704,575

Retail 5.3%
AmeriGas Finance LLC / AmeriGas Finance Corp. 6.75%, due 5/20/20	3,245,000	3,443,756
Building Materials Holding Corp. 9.00%, due 9/15/18 (c)	1,390,000	1,501,200

	Principal Amount	Value
Retail (continued)
DriveTime Automotive Group, Inc. / DT Acceptance Corp. 8.00%, due 6/1/21 (c)	$1,310,000	$1,273,975
Family Tree Escrow LLC 5.25%, due 3/1/20 (c)	5,500,000	5,761,250
GameStop Corp. 5.50%, due 10/1/19 (c)	3,655,000	3,769,219
L Brands, Inc. 8.50%, due 6/15/19	2,504,000	3,017,320
Radio Systems Corp. 8.375%, due 11/1/19 (c)	3,996,000	4,310,685
Rite Aid Corp. 8.00%, due 8/15/20	820,000	865,633

		23,943,038

Software 1.5%
♦ACI Worldwide, Inc. 6.375%, due 8/15/20 (c)	6,275,000	6,596,594

Storage & Warehousing 1.0%
Algeco Scotsman Global Finance PLC 8.50%, due 10/15/18 (c)	2,785,000	2,694,487
Mobile Mini, Inc. 7.875%, due 12/1/20	1,700,000	1,785,000

		4,479,487

Telecommunications 8.2%
Frontier Communications Corp. 8.25%, due 4/15/17	1,000,000	1,105,000
♦Hughes Satellite Systems Corp. 6.50%, due 6/15/19	7,400,000	8,121,500
Intelsat Jackson Holdings S.A. 7.25%, due 4/1/19	3,540,000	3,668,325
Sable International Finance, Ltd. 8.75%, due 2/1/20 (c)	2,200,000	2,370,500
Sprint Communications, Inc. 7.00%, due 3/1/20 (c)	1,330,000	1,471,313
9.00%, due 11/15/18 (c)	3,865,000	4,397,636
♦T-Mobile USA, Inc. 5.25%, due 9/1/18	2,075,000	2,147,625
6.464%, due 4/28/19	6,915,000	7,139,737
6.542%, due 4/28/20	2,935,000	3,096,278
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	3,505,000	3,741,587

		37,259,501

Transportation 1.9%
♦Florida East Coast Holdings Corp. 6.75%, due 5/1/19 (c)	5,860,000	5,830,700
9.75%, due 5/1/20 (c)	1,290,000	1,241,625
XPO Logistics, Inc. 7.875%, due 9/1/19 (c)	1,542,000	1,638,375

		8,710,700

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

Principal Amount		Value
Corporate Bonds (continued)
Trucking & Leasing 0.9%
Flexi-Van Leasing, Inc. 7.875%, due 8/15/18 (c)	$950,000	$973,750
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19	2,665,000	2,918,175

		3,891,925

Vitamins & Nutrition Products 0.6%
Alphabet Holding Co., Inc. 7.75%, due 11/1/17 (b)	2,605,000	2,595,231

Total Corporate Bonds (Cost $402,758,504)		401,718,158

Loan Assignments 4.5% (g)
Aerospace & Defense 0.3%
DAE Aviation Holdings, Inc. New Term Loan B1 5.00%, due 11/2/18	746,888	748,755
2nd Lien Term Loan 7.75%, due 8/5/19	695,000	698,909

		1,447,664

Buildings & Real Estate 1.1%
Mueller Water Products, Inc. New Term Loan B 4.00%, due 11/25/21	4,987,500	5,019,869

Chemicals 0.1%
Phibro Animal Health Corp. Term Loan B 4.00%, due 4/16/21	645,125	643,109

Household Products & Wares 0.4%
Prestige Brands, Inc. Term Loan B2 4.50%, due 9/3/21	1,805,556	1,811,951

Leisure Time 0.5%
Bauer Performance Sports, Ltd. Term Loan B 4.00%, due 4/15/21	2,203,050	2,203,969

Lodging 0.2%
Cannery Casino Resorts LLC New Term Loan B 6.00%, due 10/2/18	672,623	669,597
New 2nd Lien Term Loan 10.00%, due 10/2/19	145,000	124,555

	Principal Amount	Value
Lodging (continued)
Four Seasons Holdings, Inc. New 1st Lien Term Loan 3.50%, due 6/27/20	$117,568	$117,861

		912,013

Metal Fabricate & Hardware 0.1%
Neenah Foundry Co. Term Loan 6.75%, due 4/26/17 (e)(f)	586,181	577,388

Oil & Gas 0.5%
Headwaters, Inc. Term Loan B 4.50%, due 3/24/22	2,000,000	2,008,750

Pharmaceuticals 0.3%
Grifols Worldwide Operations USA, Inc. USD Term Loan B 3.184%, due 2/27/21	1,485,000	1,488,712

Retail 0.1%
Steinway Musical Instruments, Inc. 1st Lien Term Loan 4.75%, due 9/19/19	241,340	241,944

Retail Stores 0.6%
Dollar Tree, Inc. Term Loan B 4.25%, due 3/9/22	2,500,000	2,531,250

Textiles 0.3%
Hanesbrands, Inc. USD Term Loan B 3.25%, due 4/15/22	1,500,000	1,507,500

Total Loan Assignments (Cost $20,217,461)		20,394,119

Total Long-Term Bonds (Cost $433,245,847)		432,657,722

	Shares
Common Stock 0.1%
Auto Parts & Equipment 0.1%
Exide Technologies, Inc. (a)(f)	38,397	165,107

Total Common Stock (Cost $174,105)		165,107

16	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 4.4%
Repurchase Agreement 4.4%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $20,040,883 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $20,745,000 and a Market Value of $20,441,708)	$20,040,883	$20,040,883

Total Short-Term Investment (Cost $20,040,883)		20,040,883

Total Investments (Cost $453,460,835) (h)	99.8%	452,863,712
Other Assets, Less Liabilities	0.2	895,653
Net Assets	100.0%	$453,759,365

(a)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2015, the total market value of these securities was $3,922,144, which represented 0.9% of the Fund’s net assets.
(b)	PIK (“Payment in Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Floating rate—Rate shown was the rate in effect as of April 30, 2015.

(e)	Illiquid security—As of April 30, 2015, the total market value of these securities was $641,438, which represented 0.1% of the Fund’s net assets.

(f)	Restricted security.

(g)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of April 30, 2015.

(h)	As of April 30, 2015, cost was $453,483,686 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$5,304,130
Gross unrealized depreciation	(5,924,104)

Net unrealized depreciation	$(619,974)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$8,200,040	$2,345,405	$10,545,445
Corporate Bonds (c)	—	400,306,526	1,411,632	401,718,158
Loan Assignments (d)	—	18,886,619	1,507,500	20,394,119

Total Long-Term Bonds	—	427,393,185	5,264,537	432,657,722

Common Stock (e)	—	—	165,107	165,107
Short-Term Investment
Repurchase Agreement	—	20,040,883	—	20,040,883

Total Investments in Securities	$—	$447,434,068	$5,429,644	$452,863,712

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $2,345,405 is held in Auto Parts & Equipment within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $1,347,582 and $64,050 are held in Auto Parts & Equipment and Oil & Gas, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 security valued at $1,507,500 is held in Textiles within Loan Assignments whose value was obtained from an independent pricing service which utilized significant unobservable inputs to measure such value as referenced in the Portfolio of Investments.

(e)	The Level 3 security valued at $165,107 is held in Auto Parts & Equipment within the Common Stock section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April, 30, 2015, a security with a market value of $693,263 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of October 31, 2014, the fair value obtained for this Loan Assignment, from an independent pricing service, utilized significant unobservable inputs.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales (d)	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2015 (a)
Long-Term Bonds
Convertible Bonds
Auto Parts & Equipment	$—	$—	$—	$(51,249)	$2,396,654	(b)	$—	$—	$—	$2,345,405	$(51,249)
Corporate Bonds
Auto Parts & Equipment	—	—	—	(121,183)	1,468,765	(b)	—	—	—	1,347,582	(121,183)
Oil & Gas	—	—	—	64,050 (c)	—		—	—	—	64,050	64,050
Loan Assignments
Aerospace & Defense	693,263	—	—	—	—		—	—	(693,263)	—	—
Auto Parts & Equipment	2,017,859	2,871	8,666	5,853	—		(2,035,249)	—	—	—	—
Distribution & Wholesale	2,032,230	(47)	(4,695)	3,035	—		(2,030,523)	—	—	—	—
Lodging	150,375	70	1,545	(1,615)	—		(150,375)	—	—	—	—
Textiles	—	—	—	7,500	1,500,000		—	—	—	1,507,500	7,500
Common Stock
Auto Parts & Equipment	—	—	—	(8,998)	174,105	(b)	—	—	—	165,107	(8,998)

Total	$4,893,727	$2,894	$5,516	$(102,607)	$5,539,524		$(4,216,147)	$—	$(693,263)	$5,429,644	$(109,880)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investements” in the Statement of Operations.

(b)	Security received through a restructure.

(c)	Security received through litigation.

(d)	Sales include principal reductions.

18	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $453,460,835)	$452,863,712
Receivables:
Interest	7,504,071
Investment securities sold	2,897,805
Fund shares sold	492,066
Other assets	75,374

Total assets	463,833,028

Liabilities
Due to custodian	2,038,242
Payables:
Investment securities purchased	7,076,284
Fund shares redeemed	402,116
Manager (See Note 3)	242,347
NYLIFE Distributors (See Note 3)	46,233
Transfer agent (See Note 3)	37,159
Professional fees	29,843
Shareholder communication	10,517
Custodian	4,340
Dividend payable	186,582

Total liabilities	10,073,663

Net assets	$453,759,365

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$45,330
Additional paid-in capital	456,510,947

456,556,277
Undistributed net investment income	27,257
Accumulated net realized gain (loss) on investments	(2,227,046)
Net unrealized appreciation (depreciation) on investments	(597,123)

Net assets	$453,759,365

Class A
Net assets applicable to outstanding shares	$71,500,305

Shares of beneficial interest outstanding	7,143,878

Net asset value per share outstanding	$10.01
Maximum sales charge (3.00% of offering price)	0.31

Maximum offering price per share outstanding	$10.32

Investor Class
Net assets applicable to outstanding shares	$3,604,521

Shares of beneficial interest outstanding	360,111

Net asset value per share outstanding	$10.01
Maximum sales charge (3.00% of offering price)	0.31

Maximum offering price per share outstanding	$10.32

Class C
Net assets applicable to outstanding shares	$37,945,661

Shares of beneficial interest outstanding	3,792,020

Net asset value and offering price per share outstanding	$10.01

Class I
Net assets applicable to outstanding shares	$340,659,250

Shares of beneficial interest outstanding	34,028,618

Net asset value and offering price per share outstanding	$10.01

Class R2
Net assets applicable to outstanding shares	$49,628

Shares of beneficial interest outstanding	4,959

Net asset value and offering price per share outstanding	$10.01

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Interest	$12,659,436

Expenses
Manager (See Note 3)	1,448,503
Distribution/Service—Class A (See Note 3)	85,849
Distribution/Service—Investor Class (See Note 3)	3,966
Distribution/Service—Class C (See Note 3)	190,132
Distribution/Service—Class R2 (See Note 3)	61
Transfer agent (See Note 3)	110,141
Registration	57,097
Professional fees	31,692
Shareholder communication	14,195
Custodian	9,448
Trustees	3,426
Shareholder service (See Note 3)	24
Miscellaneous	7,897

Total expenses	1,962,431

Net investment income (loss)	10,697,005

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(2,204,013)
Net change in unrealized appreciation (depreciation) on investments	2,704,019

Net realized and unrealized gain (loss) on investments	500,006

Net increase (decrease) in net assets resulting from operations	$11,197,011

20	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,697,005	$15,505,759
Net realized gain (loss) on investments	(2,204,013)	324,962
Net change in unrealized appreciation (depreciation) on investments	2,704,019	(4,044,628)

Net increase (decrease) in net assets resulting from operations	11,197,011	11,786,093

Dividends and distributions to shareholders:
From net investment income:
Class A	(1,602,291)	(3,192,293)
Investor Class	(74,056)	(96,360)
Class C	(721,711)	(1,079,919)
Class I	(8,417,933)	(11,015,826)
Class R2	(1,113)	(2,311)

	(10,817,104)	(15,386,709)

From net realized gain on investments:
Class A	(50,892)	(115,510)
Investor Class	(2,304)	(3,534)
Class C	(28,564)	(37,038)
Class I	(253,855)	(317,201)
Class R2	(36)	(58)

	(335,651)	(473,341)

Total dividends and distributions to shareholders	(11,152,755)	(15,860,050)

Capital share transactions:
Net proceeds from sale of shares	140,985,842	336,329,486
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	9,951,824	14,145,242
Cost of shares redeemed	(95,782,275)	(138,360,359)

Increase (decrease) in net assets derived from capital share transactions	55,155,391	212,114,369

Net increase (decrease) in net assets	55,199,647	208,040,412

Net Assets
Beginning of period	398,559,718	190,519,306

End of period	$453,759,365	$398,559,718

Undistributed net investment income at end of period	$27,257	$147,356

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

Class A	Six months ended April 30, 2015*		Year ended October 31, 2014	December 17, 2012** through October 31, 2013
Net asset value at beginning of period	$10.01		$10.09	$10.00

Net investment income (loss)	0.23		0.46	0.35
Net realized and unrealized gain (loss) on investments	0.01		(0.07)	0.09

Total from investment operations	0.24		0.39	0.44

Less dividends and distributions:
From net investment income	(0.23)		(0.45)	(0.35)
From net realized gain on investments	(0.01)		(0.02)	—

Total dividends and distributions	(0.24)		(0.47)	(0.35)

Net asset value at end of period	$10.01		$10.01	$10.09

Total investment return (a)	2.43	%(b)	3.98%	4.49	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.67	%††	4.58%	4.49	%††
Net expenses	0.99	%††	1.01%	1.05	%††
Expenses (before waiver/reimbursement)	0.99	%††	1.01%	1.20	%††
Portfolio turnover rate	35%		65%	90%
Net assets at end of period (in 000’s)	$71,500		$71,206	$44,274

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

Investor Class	Six months ended April 30, 2015*		Year ended October 31, 2014	December 17, 2012** through October 31, 2013
Net asset value at beginning of period	$10.02		$10.09	$10.00

Net investment income (loss)	0.23		0.44	0.33
Net realized and unrealized gain (loss) on investments	0.00	‡	(0.05)	0.09

Total from investment operations	0.23		0.39	0.42

Less dividends and distributions:
From net investment income	(0.23)		(0.44)	(0.33)
From net realized gain on investments	(0.01)		(0.02)	—

Total dividends and distributions	(0.24)		(0.46)	(0.33)

Net asset value at end of period	$10.01		$10.02	$10.09

Total investment return (a)	2.27	%(b)	3.97%	4.25	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.56	%††	4.48%	4.37	%††
Net expenses	1.11	%††	1.12%	1.18	%††
Expenses (before waiver/reimbursement)	1.11	%††	1.12%	1.33	%††
Portfolio turnover rate	35%		65%	90%
Net assets at end of period (in 000’s)	$3,605		$2,940	$1,399

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

22	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class C	Six months ended April 30, 2015*		Year ended October 31, 2014	December 17, 2012** through October 31, 2013
Net asset value at beginning of period	$10.01		$10.09	$10.00

Net investment income (loss)	0.19		0.37	0.27
Net realized and unrealized gain (loss) on investments	0.01		(0.06)	0.09

Total from investment operations	0.20		0.31	0.36

Less dividends and distributions:
From net investment income	(0.19)		(0.37)	(0.27)
From net realized gain on investments	(0.01)		(0.02)	—

Total dividends and distributions	(0.20)		(0.39)	(0.27)

Net asset value at end of period	$10.01		$10.01	$10.09

Total investment return (a)	1.99	%(b)	3.12%	3.69	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.80	%††	3.73%	3.63	%††
Net expenses	1.86	%††	1.87%	1.93	%††
Expenses (before waiver/reimbursement)	1.86	%††	1.87%	2.08	%††
Portfolio turnover rate	35%		65%	90%
Net assets at end of period (in 000’s)	$37,946		$39,106	$14,291

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

Class I	Six months ended April 30, 2015*		Year ended October 31, 2014	December 17, 2012** through October 31, 2013
Net asset value at beginning of period	$10.02		$10.09	$10.00

Net investment income (loss)	0.23		0.49	0.37
Net realized and unrealized gain (loss) on investments	0.01		(0.06)	0.08

Total from investment operations	0.24		0.43	0.45

Less dividends and distributions:
From net investment income	(0.24)		(0.48)	(0.36)
From net realized gain on investments	(0.01)		(0.02)	—

Total dividends and distributions	(0.25)		(0.50)	(0.36)

Net asset value at end of period	$10.01		$10.02	$10.09

Total investment return (a)	2.46	%(b)	4.34%	4.64	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.94	%††	4.85%	4.59	%††
Net expenses	0.74	%††	0.76%	0.80	%††
Expenses (before waiver/reimbursement)	0.74	%††	0.76%	0.95	%††
Portfolio turnover rate	35%		65%	90%
Net assets at end of period (in 000’s)	$340,659		$285,259	$130,529

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

Class R2	Six months ended April 30, 2015*		Year ended October 31, 2014	December 17, 2012** through October 31, 2013
Net asset value at beginning of period	$10.01		$10.09	$10.00

Net investment income (loss)	0.23		0.46	0.36
Net realized and unrealized gain (loss) on investments	0.01		(0.08)	0.07

Total from investment operations	0.24		0.38	0.43

Less dividends and distributions:
From net investment income	(0.23)		(0.44)	(0.34)
From net realized gain on investments	(0.01)		(0.02)	—

Total dividends and distributions	(0.24)		(0.46)	(0.34)

Net asset value at end of period	$10.01		$10.01	$10.09

Total investment return (a)	2.38	%(b)	3.87%	4.37	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.57	%††	4.48%	4.14	%††
Net expenses	1.09	%††	1.11%	1.15	%††
Expenses (before waiver/reimbursement)	1.09	%††	1.11%	1.30	%††
Portfolio turnover rate	35%		65%	90%
Net assets at end of period (in 000’s)	$50		$49	$26

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(b)	Total investment return is not annualized.

24	MainStay Short Duration High Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Short Duration High Yield Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers five classes of shares: Class A, Investor Class, Class C, Class I and Class R2 shares. The inception date was on December 17, 2012. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within 18 months of the date of purchase. Class C shares are offered at NAV without an initial sales charge and a 1.00% CDSC may be imposed on redemptions made within 18 months of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek high current income. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

25

Notes to Financial Statements (Unaudited) (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund held securities with a market value of $3,922,144 that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy.

26	MainStay Short Duration High Yield Fund

Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund held a Level 3 security with a value of $1,507,500 that was valued by utilizing significant unobservable inputs.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example,

27

Notes to Financial Statements (Unaudited) (continued)

the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2015, the Fund did not hold any unfunded commitments.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(J)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(K)  Concentration of Risk.  The Fund’s principal investments include high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (‘‘MacKay Shields” or the “Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.65% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.05% of its average daily net assets. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

28	MainStay Short Duration High Yield Fund

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $1,448,503.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, the Distributor receives a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager, its affiliates or independent third party service providers are entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $6,991 and $2,213, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $16,197 and $17,248, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$13,313
Investor Class	2,450
Class C	29,363
Class I	65,005
Class R2	10

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R2	$27,642	55.7%

Note 4–Federal Income Tax

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$15,860,050

29

Notes to Financial Statements (Unaudited) (continued)

Note 5–Restricted Securities

As of April 30, 2015, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	4/30/15 Value	Percent of Net Assets
Chesapeake Energy Corp. (Escrow Claim Shares) Corporate Bond 6.775%, due 3/15/19	11/26/14	$305,000	$—	$64,050	0.0	%‡
Exide Technologies, Inc. Common Stock	4/30/15	38,397	174,105	165,107	0.1
Neenah Foundry Co. Term Loan Loan Assignment 6.75%, due 4/26/17	5/10/13	$586,181	572,946	577,388	0.1
Total			$747,051	$806,545	0.2%

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities, other than short-term securities, were $203,615 and $146,295, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	2,156,119	$21,394,611
Shares issued to shareholders in reinvestment of dividends and distributions	146,601	1,452,085
Shares redeemed	(2,269,176)	(22,532,727)

Net increase (decrease)	33,544	$313,969

Year ended October 31, 2014:
Shares sold	7,857,125	$79,558,813
Shares issued to shareholders in reinvestment of dividends and distributions	295,871	2,991,316
Shares redeemed	(5,429,355)	(55,019,018)

Net increase (decrease)	2,723,641	$27,531,111

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	135,732	$1,349,991
Shares issued to shareholders in reinvestment of dividends and distributions	7,394	73,257
Shares redeemed	(76,549)	(760,094)

Net increase (decrease)	66,577	$663,154

Year ended October 31, 2014:
Shares sold	237,435	$2,403,724
Shares issued to shareholders in reinvestment of dividends and distributions	9,576	96,755
Shares redeemed	(92,101)	(934,266)

Net increase (decrease)	154,910	$1,566,213

30	MainStay Short Duration High Yield Fund

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	547,338	$5,424,941
Shares issued to shareholders in reinvestment of dividends and distributions	62,827	622,025
Shares redeemed	(723,918)	(7,184,183)

Net increase (decrease)	(113,753)	$(1,137,217)

Year ended October 31, 2014:
Shares sold	2,908,219	$29,480,407
Shares issued to shareholders in reinvestment of dividends and distributions	91,980	929,089
Shares redeemed	(510,493)	(5,163,379)

Net increase (decrease)	2,489,706	$25,246,117

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	11,333,347	$112,816,299
Shares issued to shareholders in reinvestment of dividends and distributions	787,851	7,803,307
Shares redeemed	(6,572,516)	(65,304,760)

Net increase (decrease)	5,548,682	$55,314,846

Year ended October 31, 2014:
Shares sold	22,193,487	$224,814,542
Shares issued to shareholders in reinvestment of dividends and distributions	1,002,061	10,125,714
Shares redeemed	(7,647,396)	(77,193,620)

Net increase (decrease)	15,548,152	$157,746,636

Class R2	Shares	Amount
Six-month period ended April 30, 2015:
Shares issued to shareholders in reinvestment of dividends and distributions	116	$1,150
Shares redeemed	(51)	(511)

Net increase (decrease)	65	$639

Year ended October 31, 2014:
Shares sold	7,066	$72,000
Shares issued to shareholders in reinvestment of dividends and distributions	235	2,368
Shares redeemed	(4,993)	(50,076)

Net increase (decrease)	2,308	$24,292

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Short Duration High Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the

Fund grows and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated

32	MainStay Short Duration High Yield Fund

MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful investment performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board noted that the Fund had recently underperformed relative to peers, but acknowledged that the Fund’s investment strategy was likely to underperform in more speculative market conditions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no

34	MainStay Short Duration High Yield Fund

minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

35

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at
800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

36	MainStay Short Duration High Yield Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1656193 MS139-15	MSSHY10-06/15 NL0B9

MainStay Cornerstone Growth Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (8/7/06)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.75 5.03%	9.83 16.22%	10.79 12.05%	7.30 8.00%	1.21 1.21%
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.79 4.98	9.67 16.05	10.70 11.96	7.25 7.95	1.30 1.30
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within First Six Years of Purchase	With sales charges Excluding sales charges	–0.23 4.54	10.16 15.16	10.85 11.11	7.14 7.14	2.05 2.05
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3.62 4.57	14.16 15.16	11.11 11.11	7.14 7.14	2.05 2.05
Class R2 Shares[3]	No Sales Charge		4.98	16.07	11.92	7.88	1.31
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (11/2/09)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		5.19%	16.52%	12.34%	13.50%	0.96%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount being shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, Class B shares, Class C shares and Class R2 shares were first offered as of the close of business on January 18, 2013 and include the historical performance of Class A shares through January 18, 2013. Performance figures for Investor Class shares, Class B shares, Class C shares and Class R2 shares have been adjusted for differences in fees and expenses. Unadjusted, the performance for the newer classes would likely have been different.
4.

Performance figures for Class A and Class I shares reflect the historical performance of Class A and Class I shares of the Keystone Large Cap Growth Fund (the predecessor to the Fund, which was subject to a different fee structure), for periods prior to January 11, 2013. Performance data for the classes varies based on differences in their fee and expense structures and the length of time these shares have been offered. Keystone Large Cap

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Russell 1000® Growth Index[5]	6.54%	16.67%	15.49%	10.07%
S&P 500® Index[6]	4.40	12.98	14.33	8.07
Average Lipper Multi-Cap Growth Fund[7]	5.63	14.91	13.90	8.55

Growth Fund commenced operations, and Class A shares were first offered, on August 7, 2006. Class I shares were first offered on November 2, 2009.
5.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The S&P 500® Index is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the

Fund’s secondary benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper multi-cap growth fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have above-average characteristics compared to the S&P Super Composite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Cornerstone Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Cornerstone Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,050.30	$5.95	$1,019.00	$5.86

Investor Class Shares	$1,000.00	$1,049.80	$6.71	$1,018.20	$6.61

Class B Shares	$1,000.00	$1,045.40	$10.50	$1,014.50	$10.34

Class C Shares	$1,000.00	$1,045.70	$10.50	$1,014.50	$10.34

Class I Shares	$1,000.00	$1,051.90	$4.68	$1,020.20	$4.61

Class R2 Shares	$1,000.00	$1,049.80	$6.51	$1,018.40	$6.41

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.17% for Class A, 1.32% for Investor Class, 2.07% for Class B and Class C, 0.92% for Class I and 1.28% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of April 30, 2015 (Unaudited)

Internet Software & Services	18.8%
Media	9.3
Technology Hardware, Storage & Peripherals	7.2
Biotechnology	5.0
Software	5.0
Aerospace & Defense	4.9
Capital Markets	4.4
Oil, Gas & Consumable Fuels	4.4
Beverages	4.3
Internet & Catalog Retail	4.2
Multiline Retail	3.4
Specialty Retail	3.4
Health Care Providers & Services	3.1
Personal Products	3.1

Household Durables	2.6%
Trading Companies & Distributors	2.5
Banks	2.4
Semiconductors & Semiconductor Equipment	2.2
Hotels, Restaurants & Leisure	2.0
IT Services	2.0
Chemicals	1.9
Textiles, Apparel & Luxury Goods	1.9
Pharmaceuticals	0.9
Short-Term Investment	0.9
Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2015 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.
2.	Walt Disney Co. (The)
3.	Amazon.com, Inc.
4.	Salesforce.com, Inc.
5.	Facebook, Inc. Class A
6.	Dollar General Corp.
7.	Home Depot, Inc. (The)
8.	Estee Lauder Cos., Inc. (The) Class A
9.	Rackspace Hosting, Inc.
10.	Google, Inc. Class A

8	MainStay Cornerstone Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Thomas G. Kamp, CFA, of Cornerstone Capital Management LLC, the Fund’s Subadvisor.

How did MainStay Cornerstone Growth Fund perform relative to its benchmarks and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Cornerstone Growth Fund returned 5.03% for Class A shares, 4.98% for Investor Class shares, 4.54% for Class B shares and 4.57% for Class C shares for the six months ended April 30, 2015. Over the same period, Class I shares returned 5.19% and Class R2 shares returned 4.98%. During the six months ended April 30, 2015, all share classes underperformed the 6.54% return of the Russell 1000® Growth Index,1 which is the Fund’s primary benchmark. Over the same period, all share classes outperformed the 4.40% return of the S&P 500® Index, which is the Fund’s secondary benchmark. For the six months ended April 30, 2015, all share classes underperformed the 5.63% return of the Average Lipper2 Multi-Cap Growth Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s underperformance of the Russell 1000® Growth Index resulted primarily from stock selection decisions. The most substantial detractors from the Fund’s performance were leading 3D manufacturing company Stratsys and technology companies Apple and Micron. The moves in each of these stocks are discussed below.

An important factor affecting the relative performance of the Fund was the large amount of acquisition activity. The Fund benefited from the announced acquisition of two health care companies in its portfolio, Pharmacyclics and Catamaran. In addition, the discussion of potential deals provided a takeout premium for a few of the companies in which the Fund invests, including pharmaceutical company Perrigo. The sentiment on the overall market has been boosted by the aggressive deal environment; and we feel that this theme is adequately represented in the Fund, as a degree of “optionality” exists in many of the Fund’s holdings.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Health care, consumer discretionary and financials made the strongest positive sector contributions relative to the Russell 1000® Growth Index. (Contributions take weightings and total returns into account.) The Fund’s weakest-contributing sectors relative to the Index were information technology, industrials and consumer staples.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contributors to the Fund’s absolute performance were website hosting company Rackspace Hosting and biotechnology company Pharmacyclics. Rackspace Hosting’s shares rallied following the release of the company’s fiscal-third-quarter results, which featured better-than-expected margins and strong business-pipeline activity, including a record number of large deals and a healthy fourth-quarter outlook. Pharmacyclics’ shares performed well as a result of announcements on partnerships formed with large pharmaceutical companies and on speculation that the company would be acquired. The company did ultimately get acquired by AbbVie for $20 billion.

The most substantial detractors from the Fund’s absolute performance were leading 3D manufacturing company Stratasys and technology company Micron. Shares of Stratasys declined sharply after the company reported disappointing fourth-quarter 2014 results and issued weak 2015 guidance. The company’s results were below our expectations, primarily because of a revenue shortfall in the Makerbot consumer 3D printing business and incremental investment spending planned for 2015. The Fund’s position in Micron Technology underperformed because of a confluence of factors, including lower bit growth expectations for the February quarter, concerns over slower personal computer sales, pricing pressure on PC dynamic random-access memory (DRAM) and uncertainty about the DRAM supply environment.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, we initiated a position in Royal Caribbean Cruises. We believed that the cruise-line industry supply growth had looked very rational for multiple years and that the rapid growth of the Chinese market should further enhance the long-term supply outlook. We initiated a position in Internet software & services company Yelp, as we believe that the stock is undervalued and participates in the large and underpenetrated local advertising market. We believed the U.S. local advertising opportunity was about $137 billion as of April 30, 2015, of which digital advertising is increasing its share from about 21% of the market. We added a new position in Ecolab in the first quarter of 2015. Ecolab is a service company with a scale-driven data advantage. We believe that the company is still early in its growth curve, with only 13% market share of its $100 billion market. This market share is two times that of Ecolab’s largest competitor. Finally, we

1.	See footnote on page 6 for more information on this index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

initiated a position in low-cost retailer Dollar General near the end of 2014, and we added to the position on weakness throughout the first quarter of 2015. The company is focused on low-end domestic consumers, which we believe places it in a prime position to benefit from falling energy prices, further job growth and rising wages.

We trimmed the Fund’s position in Starbucks during the first quarter of 2015. The company had significantly outperformed the market during the fourth quarter of 2014, as our investment thesis came to fruition. We had believed that category-leading innovation and execution would generate consistently strong top-line and earnings-per-share growth and that the stock would move higher. We exited the Fund’s position in electronic equipment, instruments & components company Trimble Navigation. Although we had assumed that strength in the company’s engineering and construction business would ultimately drive multiple expansion, our perception was eclipsed by continued setbacks in the company’s agricultural business.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its exposure relative to the Russell 1000® Growth Index in the consumer staples and materials sectors. The Fund decreased its exposure relative to the Index in the industrials and energy sectors.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2015, the Fund held a significantly overweight position relative to the Russell 1000® Growth Index in the consumer discretionary sector. This was offset to some extent by a significantly underweight position in the consumer staples sector. The Fund held a modestly overweight position relative to the Russell 1000® Growth Index in the information technology sector and underweight positions in the industrials and materials sectors. The Fund remains underweight in the health care sector, mostly because of difficulty finding reasonably priced biotechnology or pharmaceutical stocks. We continue to believe that the Fund is well positioned fundamentally, with many stocks poised to benefit from good execution at the company level, as well as from an uptick in market sentiment.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Cornerstone Growth Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value

Common Stocks 98.9%†
Aerospace & Defense 4.9%
Precision Castparts Corp.	124,540	$25,741,172
Textron, Inc.	687,710	30,245,486

		55,986,658

Banks 2.4%
First Republic Bank	484,589	28,246,693

Beverages 4.3%
Coca-Cola Co. (The)	715,479	29,019,828
Diageo PLC, Sponsored ADR	187,590	20,826,242

		49,846,070

Biotechnology 5.0%
Alexion Pharmaceuticals, Inc. (a)	167,914	28,416,086
Gilead Sciences, Inc. (a)	293,185	29,468,025

		57,884,111

Capital Markets 4.4%
Affiliated Managers Group, Inc. (a)	59,695	13,498,830
Ameriprise Financial, Inc.	194,381	24,352,052
Charles Schwab Corp. (The)	413,155	12,601,227
Virtu Financial, Inc. Class A (a)	41,846	895,086

		51,347,195

Chemicals 1.9%
Ecolab, Inc.	193,266	21,641,927

Health Care Providers & Services 3.1%
Catamaran Corp. (a)	370,906	22,013,271
Envision Healthcare Holdings, Inc. (a)	349,107	13,252,102

		35,265,373

Hotels, Restaurants & Leisure 2.0%
Royal Caribbean Cruises, Ltd.	332,385	22,622,123

Household Durables 2.6%
PulteGroup, Inc.	1,540,334	29,728,446

Internet & Catalog Retail 4.2%
♦Amazon.com, Inc. (a)	115,900	48,884,302

Internet Software & Services 18.8%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	218,080	17,727,723
CoStar Group, Inc. (a)	148,483	30,354,380
♦Facebook, Inc. Class A (a)	534,568	42,107,921
♦Google, Inc. Class A (a)	57,096	31,332,572

	Shares	Value

Internet Software & Services (continued)
MercadoLibre, Inc.	159,461	$22,696,084
Pandora Media, Inc. (a)	773,036	13,790,962
♦Rackspace Hosting, Inc. (a)	640,330	34,513,787
Yelp, Inc. (a)	609,014	23,989,062

		216,512,491

IT Services 2.0%
Visa, Inc. Class A	342,844	22,644,846

Media 9.3%
CBS Corp. Class B	286,628	17,808,198
Time Warner Cable, Inc.	147,724	22,974,036
♦Walt Disney Co. (The)	616,131	66,985,762

		107,767,996

Multiline Retail 3.4%
♦Dollar General Corp.	546,346	39,724,818

Oil, Gas & Consumable Fuels 4.4%
Anadarko Petroleum Corp.	284,445	26,766,274
EOG Resources, Inc.	247,806	24,520,404

		51,286,678

Personal Products 3.1%
♦Estee Lauder Cos., Inc. (The) Class A	432,914	35,191,579

Pharmaceuticals 0.9%
Perrigo Co. PLC	58,472	10,716,748

Semiconductors & Semiconductor Equipment 2.2%
Micron Technology, Inc. (a)	922,612	25,953,076

Software 5.0%
FireEye, Inc. (a)	324,605	13,406,187
♦Salesforce.com, Inc. (a)	612,225	44,582,224

		57,988,411

Specialty Retail 3.4%
♦Home Depot, Inc. (The)	370,825	39,670,859

Technology Hardware, Storage & Peripherals 7.2%
♦Apple, Inc.	580,248	72,618,037
Stratasys, Ltd. (a)	270,352	10,124,683

		82,742,720

Textiles, Apparel & Luxury Goods 1.9%
NIKE, Inc. Class B	217,660	21,513,514

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Trading Companies & Distributors 2.5%
Fastenal Co.	439,744	$18,741,889
HD Supply Holdings, Inc. (a)	308,059	10,165,947

		28,907,836

Total Common Stocks (Cost $996,936,103)		1,142,074,470

	Principal Amount

Short-Term Investment 0.9%
Repurchase Agreement 0.9%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $9,788,275 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $10,135,000 and a Market Value of $9,986,826)	$9,788,275	$9,788,275

Total Short-Term Investment (Cost $9,788,275)		9,788,275

Total Investments (Cost $1,006,724,378) (b)	99.8%	1,151,862,745
Other Assets, Less Liabilities	0.2	2,660,701
Net Assets	100.0%	$1,154,523,446
(a)	Non-income producing security.

(b)	As of April 30, 2015, cost was $1,007,198,201 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$176,524,007
Gross unrealized depreciation	(31,859,463)

Net unrealized appreciation	$144,664,544

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,142,074,470	$—	$—	$1,142,074,470
Short-Term Investment
Repurchase Agreement	—	9,788,275	—	9,788,275

Total Investments in Securities	$1,142,074,470	$9,788,275	$—	$1,151,862,745

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,006,724,378)	$1,151,862,745
Receivables:
Investment securities sold	20,773,748
Fund shares sold	1,102,589
Dividends	332,817
Other assets	81,712

Total assets	1,174,153,611

Liabilities
Payables:
Investment securities purchased	17,474,500
Fund shares redeemed	694,804
Manager (See Note 3)	668,376
Transfer agent (See Note 3)	480,989
NYLIFE Distributors (See Note 3)	158,016
Shareholder communication	113,934
Professional fees	30,063
Custodian	1,665
Trustees	936
Accrued expenses	6,882

Total liabilities	19,630,165

Net assets	$1,154,523,446

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$35,474
Additional paid-in capital	941,037,058

941,072,532
Net investment loss	(2,314,855)
Accumulated net realized gain (loss) on investments	70,627,402
Net unrealized appreciation (depreciation) on investments	145,138,367

Net assets	$1,154,523,446

Class A
Net assets applicable to outstanding shares	$308,606,927

Shares of beneficial interest outstanding	9,527,852

Net asset value per share outstanding	$32.39
Maximum sales charge (5.50% of offering price)	1.89

Maximum offering price per share outstanding	$34.28

Investor Class
Net assets applicable to outstanding shares	$236,019,811

Shares of beneficial interest outstanding	7,316,920

Net asset value per share outstanding	$32.26
Maximum sales charge (5.50% of offering price)	1.88

Maximum offering price per share outstanding	$34.14

Class B
Net assets applicable to outstanding shares	$48,322,494

Shares of beneficial interest outstanding	1,527,087

Net asset value and offering price per share outstanding	$31.64

Class C
Net assets applicable to outstanding shares	$5,147,749

Shares of beneficial interest outstanding	162,681

Net asset value and offering price per share outstanding	$31.64

Class I
Net assets applicable to outstanding shares	$556,392,912

Shares of beneficial interest outstanding	16,938,866

Net asset value and offering price per share outstanding	$32.85

Class R2
Net assets applicable to outstanding shares	$33,553

Shares of beneficial interest outstanding	1,039

Net asset value and offering price per share outstanding (a)	$32.30

(a)	The difference in the NAV recalculation and NAV stated is caused by rounding differences.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends	$4,127,544

Expenses
Manager (See Note 3)	3,915,761
Transfer agent (See Note 3)	1,436,452
Distribution/Service—Class A (See Note 3)	374,518
Distribution/Service—Investor Class (See Note 3)	296,151
Distribution/Service—Class B (See Note 3)	247,769
Distribution/Service—Class C (See Note 3)	24,402
Distribution/Service—Class R2 (See Note 3)	41
Registration	61,018
Shareholder communication	58,702
Professional fees	38,562
Trustees	10,257
Custodian	6,978
Shareholder service (See Note 3)	16
Miscellaneous	19,102

Total expenses before waiver/reimbursement	6,489,729
Expense waiver/reimbursement from Manager (See Note 3)	(47,330)

Net expenses	6,442,399

Net investment income (loss)	(2,314,855)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	72,511,111
Net change in unrealized appreciation (depreciation) on investments	(13,000,803)

Net realized and unrealized gain (loss) on investments	59,510,308

Net increase (decrease) in net assets resulting from operations	$57,195,453

14	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(2,314,855)	$(2,922,810)
Net realized gain (loss) on investments	72,511,111	106,676,942
Net change in unrealized appreciation (depreciation) on investments	(13,000,803)	15,515,453

Net increase (decrease) in net assets resulting from operations	57,195,453	119,269,585

Dividends and distributions to shareholders:
From net investment income:
Class A	—	(244,081)
Class I	—	(1,673,008)

	—	(1,917,089)

From net realized gain on investments:
Class A	(26,165,915)	(15,607,079)
Investor Class	(21,114,525)	(12,050,558)
Class B	(4,630,871)	(2,942,828)
Class C	(435,809)	(221,686)
Class I	(48,731,201)	(27,960,501)
Class R2	(2,822)	(1,424)

Total dividends and distributions to shareholders	(101,081,143)	(60,701,165)

Capital share transactions:
Net proceeds from sale of shares	71,966,646	216,962,318
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	100,526,715	60,350,076
Cost of shares redeemed	(128,891,920)	(376,464,396)

Increase (decrease) in net assets derived from capital share transactions	43,601,441	(99,152,002)

Net increase (decrease) in net assets	(284,249)	(40,583,582)

Net Assets
Beginning of period	1,154,807,695	1,195,391,277

End of period	$1,154,523,446	$1,154,807,695

Net investment (loss) at end of period	$(2,314,855)	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2015*		Year ended October 31, 2014	July 1, 2013 through October 31, 2013***		Year ended June 30,
Class A						2013	2012****	2011****	2010****
Net asset value at beginning of period	$33.75		$32.09	$29.72		$29.41	$30.71	$21.10	$20.24

Net investment income (loss) (a)	(0.07)		(0.09)	(0.01)		0.10	(0.07)	(0.18)	(0.12)
Net realized and unrealized gain (loss) on investments	1.69		3.35	3.88		2.57	0.16	9.79	0.98

Total from investment operations	1.62		3.26	3.87		2.67	0.09	9.61	0.86

Less dividends and distributions:
From net investment income	—		(0.02)	—		(0.06)	—	—	—
From net realized gain on investments	(2.98)		(1.58)	(1.50)		(2.30)	(1.39)	—	—

Total dividends and distributions	(2.98)		(1.60)	(1.50)		(2.36)	(1.39)	—	—

Net asset value at end of period	$32.39		$33.75	$32.09		$29.72	$29.41	$30.71	$21.10

Total investment return (b)	5.03	% (c)	10.74%	13.40	% (c)	9.64%	0.72%	45.55%	4.25%
Ratios of net investment income (loss) to average net assets:
Before expense waivers and reimbursements	(0.46	%)††	(0.34%)	(0.23	%)††	0.32%	(0.24%)	(0.58%)	(0.42%)
After expense waivers and reimbursements	(0.45	%)††	(0.30%)	(0.14	%)††	0.34%	(0.24%)	(0.65%)	(0.51%)
Ratios of expenses to average net assets:
Before expense waivers and reimbursements	1.18	% ††	1.21%	1.26	% ††	1.21%	1.34%	1.33%	1.39%
After expense waivers and reimbursements	1.17	% ††	1.17%	1.17	% ††	1.19%	1.34%	1.40%	1.48%
Portfolio turnover rate	59%		88%	36%		98%	114%	120%	132%
Net assets at end of period (in 000’s)	$308,607		$298,913	$316,746		$272,378	$35,680	$155,583	$171,330

*	Unaudited.
***	The Fund changed its fiscal year end from June 30 to October 31.
****	This year was audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

Investor Class	Six months ended April 30, 2015*		Year ended October 31, 2014	July 1, 2013 through October 31, 2013***		January 18, 2013** through June 30, 2013
Net asset value at beginning of period	$33.64		$32.01	$29.64		$29.20	†

Net investment income (loss) (a)	(0.10)		(0.14)	(0.00	)‡	(0.03)
Net realized and unrealized gain (loss) on investments	1.70		3.35	3.87		0.47

Total from investment operations	1.60		3.21	3.87		0.44

Less distributions:
From net realized gain on investments	(2.98)		(1.58)	(1.50)		—

Net asset value at end of period	$32.26		$33.64	$32.01		$29.64

Total investment return (b)	4.98	% (c)	10.58%	13.44	% (c)	1.51	% (c)(d)
Ratios of net investment income (loss) to average net assets:	(0.60	%)††	(0.43%)	(0.01	%)††	(0.25	%)††
Ratio of expenses to average net assets:	1.32	% ††	1.30%	1.05	% ††	1.77	% ††
Portfolio turnover rate	59%		88%	36%		98%
Net assets at end of period (in 000’s)	$236,020		$239,712	$245,125		$233,120

*	Unaudited.
**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

16	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class B	Six months ended April 30, 2015*		Year ended October 31, 2014	July 1, 2013 through October 31, 2013***		January 18, 2013** through June 30, 2013
Net asset value at beginning of period	$33.18		$31.81	$29.54		$29.20	†

Net investment income (loss) (a)	(0.21)		(0.37)	(0.08)		(0.13)
Net realized and unrealized gain (loss) on investments	1.65		3.32	3.85		0.47

Total from investment operations	1.44		2.95	3.77		0.34

Less distributions:
From net realized gain on investments	(2.98)		(1.58)	(1.50)		—

Net asset value at end of period	$31.64		$33.18	$31.81		$29.54

Total investment return (b)	4.54	% (c)	9.79%	13.14	% (c)	1.16	% (c)(d)
Ratios of net investment income (loss) to average net assets:	(1.35	%)††	(1.17%)	(0.76	%)††	(0.99	%)††
Ratios of expenses to average net assets:	2.07	% ††	2.05%	1.80	% ††	2.52	% ††
Portfolio turnover rate	59%		88%	36%		98%
Net assets at end of period (in 000’s)	$48,322		$51,495	$59,371		$55,524

*	Unaudited.
**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

Class C	Six months ended April 30, 2015*		Year ended October 31, 2014	July 1, 2013 through October 31, 2013***		January 18, 2013** through June 30, 2013
Net asset value at beginning of period	$33.17		$31.81	$29.54		$29.20	†

Net investment income (loss) (a)	(0.21)		(0.37)	(0.08)		(0.13)
Net realized and unrealized gain (loss) on investments	1.66		3.31	3.85		0.47

Total from investment operations	1.45		2.94	3.77		0.34

Less distributions:
From net realized gain on investments	(2.98)		(1.58)	(1.50)		—

Net asset value at end of period	$31.64		$33.17	$31.81		$29.54

Total investment return (b)	4.57	% (c)	9.76%	13.14	% (c)	1.16	% (c)(d)
Ratios of net investment income (loss) to average net assets:	(1.35	%)††	(1.19%)	(0.76	%)††	(1.00	%)††
Ratios of expenses to average net assets:	2.07	% ††	2.05%	1.80	% ††	2.52	% ††
Portfolio turnover rate	59%		88%	36%		98%
Net assets at end of period (in 000’s)	$5,148		$4,880	$4,325		$3,851

*	Unaudited.
**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended April 30, 2015*		Year ended October 31, 2014	July 1, 2013 through October 31, 2013***		Year ended June 30,			November 2, 2009** through June 30, 2010****
Class I						2013	2012****	2011****
Net asset value at beginning of period	$34.14		$32.44	$30.01		$29.63	$30.84	$21.14	$22.64

Net investment income (loss) (a)	(0.03)		(0.02)	0.01		0.17	0.00 ‡	(0.11)	(0.04)
Net realized and unrealized gain (loss) on investments	1.72		3.39	3.92		2.61	0.18	9.81	(1.46)

Total from investment operations	1.69		3.37	3.93		2.78	0.18	9.70	(1.50)

Less dividends and distributions:
From net investment income	—		(0.09)	—		(0.10)	—	—	—
From net realized gain on investments	(2.98)		(1.58)	(1.50)		(2.30)	(1.39)	—	—

Total dividends and distributions	(2.98)		(1.67)	(1.50)		(2.40)	(1.39)	—	—

Net asset value at end of period	$32.85		$34.14	$32.44		$30.01	$29.63	$30.84	$21.14

Total investment return (b)	5.19	% (c)	11.00%	13.51	%(c)	9.91%	1.02%	45.88%	(6.63	%)(c)
Ratios of net investment income (loss) to average net assets:
Before expense waivers and reimbursements	(0.21	%)††	(0.09%)	0.04	%††	0.55%	0.01%	(0.34%)	(0.18	%)††
After expense waivers and reimbursements	(0.20	%)††	(0.05%)	0.11	%††	0.58%	0.01%	(0.38%)	(0.26	%)††
Ratios of expenses to average net assets:
Before expense waivers and reimbursements	0.93	% ††	0.96%	0.99	%††	1.00%	1.10%	1.10%	1.12	% ††
After expense waivers and reimbursements	0.92	% ††	0.92%	0.92	%††	0.97%	1.10%	1.14%	1.20	% ††
Portfolio turnover rate	59%		88%	36%		98%	114%	120%	132%
Net assets at end of period (in 000’s)	$556,393		$559,776	$569,795		$450,402	$289,136	$142,960	$7,518

*	Unaudited.
**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
****	This year was audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

Class R2	Six months ended April 30, 2015*		Year ended October 31, 2014	July 1, 2013 through October 31, 2013***		January 18, 2013** through June 30, 2013
Net asset value at beginning of period	$33.68		$32.04	$29.70		$29.20	†

Net investment income (loss) (a)	(0.09)		(0.14)	(0.04)		0.03
Net realized and unrealized gain (loss) on investments	1.69		3.36	3.88		0.47

Total from investment operations	1.60		3.22	3.84		0.50

Less distributions:
From net realized gain on investments	(2.98)		(1.58)	(1.50)		—

Net asset value at end of period	$32.30		$33.68	$32.04		$29.70

Total investment return (b)	4.98	% (c)	10.60%	13.30	% (c)	1.71	% (c)(d)
Ratios of net investment income (loss) to average net assets:	(0.56	%) ††	(0.44%)	(0.37	%)††	0.23	% ††
Ratios of expenses to average net assets:	1.28	% ††	1.31%	1.39	% ††	1.30	% ††
Portfolio turnover rate	59%		88%	36%		98%
Net assets at end of period (in 000’s)	$34		$32	$29		$25

*	Unaudited.
**	Inception date.
***	The Fund changed its fiscal year end from June 30 to October 31.
†	Based on the net asset value of Class A as of January 18, 2013.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

18	MainStay Cornerstone Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Cornerstone Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is successor to Keystone Large Cap Growth Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Cornerstone Capital Management LLC, a Minnesota limited liability company and the predecessor entity to the Fund’s Subadvisor (as defined in Note 3(A)), served as investment adviser. The financial statements of the Fund reflect the historical results of corresponding shares of the Predecessor Fund prior to its reorganization on January 11, 2013. Upon the completion of the reorganization, the Class A and Class I shares of the Fund assumed the performance, financial and other information of the Predecessor Fund. All information regarding and references to periods prior to January 11, 2013 refer to the Predecessor Fund.

The Fund currently offers six classes of shares. Investor Class, Class B, Class C and Class R2 were first offered as of the close of business on January 18, 2013. Class B shares were closed to new investors as of January 18, 2013, however, existing Class B shareholders continue to be able to add to their existing account. Class A shares commenced operations on August 7, 2006. Class I shares commenced operations on November 2, 2009. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a CDSC that declined depending on the number of years a shareholder has held its Class B shares may be imposed on redemptions made within six years of the date of purchase of such shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes.

19

Notes to Financial Statements (Unaudited) (continued)

“Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund did not hold any securities that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not

20	MainStay Cornerstone Growth Fund

expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  Effective after the close of business on January 11, 2013, New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), began serving as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the

21

Notes to Financial Statements (Unaudited) (continued)

responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management LLC (“CCM” or “Subadvisor”), an affiliate of New York Life Investments, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and CCM, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million; 0.675% from $500 million to $1 billion; and 0.65% in excess of $1 billion. During the six-month period ended April 30, 2015, the effective management fee rate was 0.68%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A and Class I shares do not exceed 1.34% and 1.09%, respectively, of average daily net assets. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests.

Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) applicable to Class A and Class I shares do not exceed the following percentages of average daily net assets: Class A, 1.17%; and Class I, 0.92%. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $3,915,761 and waived its fees and/or reimbursed expenses in the amount of $47,330.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $9,008 and $13,018, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $248, $310, $27,741 and $191, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$321,525
Investor Class	420,845
Class B	88,041
Class C	8,667
Class I	597,339
Class R2	35

(E)  Capital.  As of April 30, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class R2	$33,455	99.7%

22	MainStay Cornerstone Growth Fund

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund has capital losses of $1,402,218 that will expire on 10/31/2015, and are subject to limitation.

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$56,047,746
Long-Term Capital Gain	4,653,419
Total	$60,701,165

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities, other than short-term securities, were $668,927 and $720,078, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	527,285	$16,914,240
Shares issued to shareholders in reinvestment of dividends and distributions	815,840	25,788,723
Shares redeemed	(672,791)	(21,624,135)

Net increase (decrease) in shares outstanding before conversion	670,334	21,078,828
Shares converted into Class A (See Note 1)	178	5,739

Net increase (decrease)	670,512	$21,084,567

Year ended October 31, 2014:
Shares sold	1,312,037	$41,756,369
Shares issued to shareholders in reinvestment of dividends and distributions	513,574	15,602,599
Shares redeemed	(2,840,659)	(89,429,149)

Net increase (decrease) in shares outstanding before conversion	(1,015,048)	(32,070,181)
Shares converted into Class A (See Note 1)	458	14,508

Net increase (decrease)	(1,014,590)	$(32,055,673)

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	209,554	$6,591,150
Shares issued to shareholders in reinvestment of dividends and distributions	669,014	21,073,910
Shares redeemed	(687,285)	(21,965,965)

Net increase (decrease) in shares outstanding before conversion	191,283	5,699,095
Shares converted into Investor Class (See Note 1)	864	27,795

Net increase (decrease)	192,147	$5,726,890

Year ended October 31, 2014:
Shares sold	445,873	$14,183,610
Shares issued to shareholders in reinvestment of dividends and distributions	396,433	12,022,055
Shares redeemed	(1,378,654)	(43,884,473)

Net increase (decrease) in shares outstanding before conversion	(536,348)	(17,678,808)
Shares converted into Investor Class (See Note 1)	2,812	88,903

Net increase (decrease)	(533,536)	$(17,589,905)

23

Notes to Financial Statements (Unaudited) (continued)

Class B	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	73,922	$2,319,369
Shares issued to shareholders in reinvestment of dividends and distributions	149,109	4,620,880
Shares redeemed	(247,000)	(7,624,690)

Net increase (decrease) in shares outstanding before conversion	(23,969)	(684,441)
Shares converted from Class B (See Note 1)	(1,062)	(33,534)

Net increase (decrease)	(25,031)	$(717,975)

Year ended October 31, 2014:
Shares sold	140,554	$4,413,977
Shares issued to shareholders in reinvestment of dividends and distributions	97,445	2,934,757
Shares redeemed	(548,894)	(17,268,143)

Net increase (decrease) in shares outstanding before conversion	(310,895)	(9,919,409)
Shares converted from Class B (See Note 1)	(3,308)	(103,411)

Net increase (decrease)	(314,203)	$(10,022,820)

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	16,644	$524,506
Shares issued to shareholders in reinvestment of dividends and distributions	12,297	381,075
Shares redeemed	(13,374)	(420,840)

Net increase (decrease)	15,567	$484,741

Year ended October 31, 2014:
Shares sold	28,547	$897,161
Shares issued to shareholders in reinvestment of dividends and distributions	6,257	188,335
Shares redeemed	(23,671)	(744,055)

Net increase (decrease)	11,133	$341,441

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	1,403,175	$45,617,285
Shares issued to shareholders in reinvestment of dividends and distributions	1,519,653	48,659,304
Shares redeemed	(2,378,557)	(77,256,290)

Net increase (decrease)	544,271	$17,020,299

Year ended October 31, 2014:
Shares sold	4,877,287	$155,711,201
Shares issued to shareholders in reinvestment of dividends and distributions	965,142	29,600,906
Shares redeemed	(7,014,692)	(225,138,576)

Net increase (decrease)	(1,172,263)	$(39,826,469)

Class R2	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	3	$96
Shares issued to shareholders in reinvestment of dividends and distributions	90	2,823

Net increase (decrease)	93	$2,919

Year ended October 31, 2014:
Shares issued to shareholders in reinvestment of dividends and distributions	47	$1,424

Net increase (decrease)	47	$1,424

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay Cornerstone Growth Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Cornerstone Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management LLC (“Cornerstone”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone as subadvisor to the Fund and responses from New York Life Investments and Cornerstone to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Cornerstone; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit Fund investors;

and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Cornerstone and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cornerstone

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Cornerstone provides to the Fund. The Board evaluated Cornerstone’s experience in serving as subadvisor to the Fund and

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

managing other portfolios. It examined Cornerstone’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone, and Cornerstone’s overall legal and compliance environment. The Board also reviewed Cornerstone’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cornerstone’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions. The Board considered its discussions with representatives from New York Life Investments and Cornerstone regarding initiatives to improve investment performance, including the engagement of an independent consultant to analyze the investment process used in managing the Fund. The Board observed that Cornerstone had implemented recommendations from the consultant. The Board determined that it would continue to monitor the Fund’s investment performance in the coming year.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone

The Board considered the costs of the services provided by New York Life Investments and Cornerstone under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone, due to their relationships with the Fund. Because Cornerstone is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including Cornerstone, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone in exchange for

26	MainStay Cornerstone Growth Fund

commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Cornerstone are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

28	MainStay Cornerstone Growth Fund

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure (Unaudited)

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

29

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1652391 MS139-15	MSCG10-06/15 NL045

MainStay California Tax Free Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Since Inception (2/28/13)	Gross Expense Ratio[2]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.53 2.06%	3.60 8.49%	1.88 4.07%	0.88 0.88%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.55 2.04	3.51 8.39	1.74 3.92	1.04 1.04
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1.00 2.00	7.16 8.16	3.69 3.69	1.30 1.30
Class I Shares	No Sales Charge		2.19	8.77	4.34	0.63

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Since Inception
Barclays California Municipal Bond Index[3]	1.22%	5.17%	3.52%
Average Lipper California Municipal Debt Fund[4]	1.36	6.19	3.23

3.	The Barclays California Municipal Bond Index is a market-value-weighted index of California investment grade tax exempt fixed-rate municipal bonds with maturities of one year or more. The Barclays California Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The average Lipper California municipal debt fund is representative of funds that, by portfolio practice, invest primarily in municipal debt issues that are exempt from taxation in California (double tax-exempt) or a city in California (triple tax-exempt). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay California Tax Free Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay California Tax Free Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,020.60	$3.76	$1,021.10	$3.76

Investor Class Shares	$1,000.00	$1,020.40	$4.11	$1,020.70	$4.11

Class C Shares	$1,000.00	$1,020.00	$5.36	$1,019.50	$5.36

Class I Shares	$1,000.00	$1,021.90	$2.51	$1,022.30	$2.51

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.75% for Class A, 0.82% for Investor Class, 1.07% for Class C and 0.50% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Industry Composition as of April 30, 2015 (Unaudited)

School District	20.2%
General	15.5
Transportation	10.0
General Obligation	6.4
Water	5.6
Tobacco Settlement	5.5
Development	5.1
Facilities	5.1
Airport	4.0
Medical	3.8
Higher Education	2.9

Education	2.6%
Closed-End Funds	1.4
Pollution	1.3
Nursing Homes	1.0
Utilities	1.0
Housing	0.9
Mello-Roos	0.6
Power	0.6
Other Assets, Less Liabilities	6.5

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2015 (Unaudited)

1.	Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, (zero coupon)–6.50%, due 1/15/35–1/15/43

2.	Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds, 3.25%–5.75%, due 6/1/27–6/1/47

3.	Kern Community College District, Safety Repair & Improvement, Unlimited General Obligation, 5.25%–5.75%, due 11/1/31–11/1/34

4.	California State, Unlimited General Obligation, 4.50%–6.00%, due 3/1/36–4/1/38

5.	San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, 5.00%–5.25%, due 1/15/44
6.	California State Public Works Board, Capital Projects, Revenue Bonds, 5.00%–6.625%, due 11/1/34–11/1/38

7.	Bay Area Toll Authority, Revenue Bonds, 5.00%–5.125%, due 4/1/34–4/1/39

8.	Guam Government, Business Privilege, Revenue Bonds, 6.50%, due 11/1/40

9.	Santa Barbara Unified School District, Election of 2010, Unlimited General Obligation, (zero coupon)–5.00%, due 8/1/36–8/1/38

10.	Tobacco Securitization Authority Southern California, Asset-Backed, Revenue Bonds, 5.00%–5.125%, due 6/1/37–6/1/46

8	MainStay California Tax Free Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden and Scott Sprauer of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay California Tax Free Opportunities Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay California Tax Free Opportunities Fund returned 2.06% for Class A shares, 2.04% for Investor Class shares and 2.00% for Class C shares for the six months ended April 30, 2015. Over the same period, Class I shares returned 2.19%. For the six months ended April 30, 2015, all share classes outperformed the 1.22% return of the Barclays California Municipal Bond Index,1 which is the Fund’s broad-based securities-market index, and the 1.36% return of the Average Lipper2 California Municipal Debt Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s emphasis on lower-investment-grade securities (bonds rated A and BBB)3 and its non-investment-grade exposure (which is not reflected in the Barclays California Municipal Bond Index) contributed positively to the Fund’s performance relative to the Index as credit spreads4 narrowed during the reporting period.

What was the Fund’s duration5 strategy during the reporting period?

Overall, our strategy is to keep the Fund’s duration close to that of the average duration of the municipal bonds in which the Fund can invest, as outlined in its prospectus. The Fund may invest in bonds of U.S. territories (Puerto Rico, Guam and the U.S. Virgin Islands) and up to 20% of net assets in securities rated below investment grade. These bonds may differ from those included in the Barclays California Municipal Bond Index. As a result, the Fund’s duration may also differ from that of the Index. At times, depending on conditions in the municipal market, seasonal technicals (supply and demand), and our outlook for what lies ahead, we may adjust the Fund’s duration modestly shorter or longer than that of the universe. During the reporting period, the Funds duration was slightly longer than that of the Barclays California Municipal Bond Index as we continued to see value in bonds maturing in more than 15 years. At the end of the reporting period, the Fund’s modified duration to worst6 was 5.01 years.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

Most of our activity during the reporting period stemmed from positive cash flows entering the Fund over the past several months. We were able to buy securities in the primary market that we believed to be attractively priced. In the secondary market, we sought to improve the Fund’s overall structure (coupon, maturity and call provisions), and we increased exposure to new money bonds with advance refunding capability.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s relative performance and which market segments were particularly weak?

The Barclays California Municipal Bond Index consists entirely of investment-grade bonds, but the Fund may opportunistically invest up to 20% of its net assets in below-investment-grade municipal bonds. During the reporting period, the Fund was positioned with a longer maturity and a lower-rating profile than the Barclays California Municipal Bond Index. This strategy performed well during the reporting period as credit spreads for bonds rated A and BBB and bonds with non-investment-grade ratings narrowed more than spreads for bonds rated AA and AAA.7 This trend spanned the entire universe of municipal sectors. Specifically, the Fund maintained increased exposure to local general obligation bonds and non-investment grade tobacco-backed bonds, which were among the Fund’s best-performing positions. (Contributions take weightings and total returns into account.)

1.	See footnote on page 6 for more information on the Barclays California Municipal Bond Index.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
7.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

9

Did the Fund make any significant purchases or sales during the reporting period?

Because the Fund remained focused on diversification and liquidity, no individual purchase or sale was considered significant.

How did the Fund’s sector weightings change during the reporting period?

The prevalent sectors in the Fund—such as local general obligation, dedicated tax, toll roads, water/sewer, tobacco and hospitals—continued to reflect our desire to construct a reasonably well-diversified Fund and to include exposure to infrequent municipal issuers with a bias toward individual security selection (as opposed to a top-down approach to portfolio construction). During the reporting period, the Fund increased its exposure to tobacco-backed bonds and local general obligation bonds and subsequently decreased its exposure to dedicated tax bonds.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2015, the Fund was overweight relative to the Barclays California Municipal Bond Index in bonds with maturities of 15 years or longer. The Fund was also overweight relative to the Index in credits rated BBB, and the Fund had an approximate exposure of 17.5% to below-investment-grade municipal credits.

As of the same date, the Fund held underweight positions relative to the Barclays California Municipal Bond Index in securities rated AAA and in bonds with maturities of less than 10 years.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay California Tax Free Opportunities Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Principal Amount	Value

Municipal Bonds 92.1%†
Airport 4.0%
Antonio B Won Pat International Airport Authority, Guam Airport, Revenue Bonds
Series C, Insured: AGM 6.00%, due 10/1/34 (a)	$1,000,000	$1,171,370
City of Fresno California Airport, Revenue Bonds
Series B 5.00%, due 7/1/20 (a)	1,020,000	1,157,475
Los Angeles, Department of Airports, International Airport, Revenue Bonds
Series B 5.00%, due 5/15/31	1,500,000	1,702,875
Sacramento County, California Airport System, Revenue Bonds
Series B, Insured: AGM 5.25%, due 7/1/39 (a)	620,000	677,276

		4,708,996

Development 5.1%
California Statewide Communities Development Authority, John Muir Health, Revenue Bonds 5.00%, due 7/1/29	1,650,000	1,842,126
California Statewide Communities Development Authority, Provident Group, Pomona Properties, Revenue Bonds
Series A 5.75%, due 1/15/45	500,000	522,075
California Statewide Communities Development Authority, Revenue Bonds Insured: AGM 5.00%, due 11/15/49	1,000,000	1,118,280
City of Chula Vista, California Industrial Development, San Diego Gas, Revenue Bonds
Series F 4.00%, due 5/1/39 (a)	1,000,000	986,320
Emeryville Redevelopment Agency Successor Agency, Tax Allocation
Series A, Insured: AGM 5.00%, due 9/1/33	385,000	438,530
Inland Valley Development Agency, Tax Allocation
Series A 5.25%, due 9/1/37	500,000	568,020

	Principal Amount	Value

Development (continued)
San Francisco City & County Redevelopment Agency, Successor Agency Community, 6-Mission Bay Public Improvements, Special Tax
Series B 5.00%, due 8/1/28	$580,000	$655,586

		6,130,937

Education 2.6%
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds
Series A, Insured: AGM 5.00%, due 8/1/32	1,095,000	1,212,592
California School Finance Authority, Classical Academies Project, Revenue Bonds
Series A-1 7.375%, due 10/1/43	500,000	590,665
California School Finance Authority, KIPP LA Projects, Revenue Bonds
Series A 5.00%, due 7/1/34	600,000	636,768
California State Municipal Finance Authority, Partnerships Uplift Community Project, Revenue Bonds
Series A 5.30%, due 8/1/47	500,000	525,060
Folsom Cordova Unified School District School Facilities Improvement, Election 2007, Unlimited General Obligation
Series B, Insured: GTY (zero coupon), due 10/1/34	250,000	106,658

		3,071,743

Facilities 5.1%
♦California State Public Works Board, Capital Project, Revenue Bonds
Series I 5.00%, due 11/1/38	1,760,000	1,966,431
Series I-1 6.625%, due 11/1/34	190,000	190,811
Puerto Rico Public Buildings Authority, Revenue Bonds
Series H, Insured: AMBAC 5.50%, due 7/1/16	505,000	517,059
Series H, Insured: AMBAC 5.50%, due 7/1/17	250,000	258,940

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2015. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Facilities (continued)
San Bernardino County Financing Authority, Court House Facilities Project, Revenue Bonds
Series C, Insured: NATL-RE 5.50%, due 6/1/37	$1,445,000	$1,540,876
Stockton Redevelopment Agency, Stockton Events Center-Arena Project, Revenue Bonds
Insured: NATL-RE 5.00%, due 9/1/28	285,000	285,011
Insured: NATL-RE 5.00%, due 9/1/36	320,000	320,003
Territory of Guam, Unlimited General Obligation
Series A 6.75%, due 11/15/29	500,000	596,140
Series A 7.00%, due 11/15/39	300,000	360,888

		6,036,159

General 15.5%
Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds
Series A-1, Insured: NATL-RE 4.75%, due 9/1/33	1,000,000	1,073,830
Anaheim Public Financing Authority, Revenue Bonds
Series A 5.00%, due 5/1/33	1,000,000	1,145,730
Brentwood Infrastructure Financing Authority, Special Assessment
Series A, Insured: AGM 4.00%, due 9/2/35	400,000	404,940
Series A, Insured: AGM 5.00%, due 9/2/30	715,000	814,442
California Statewide Communities Development Authority, California Baptist University, Revenue Bonds
Series A 6.375%, due 11/1/43	500,000	569,780
Cathedral City Public Financing Authority, Tax Allocation
Series A, Insured: NATL-RE (zero coupon), due 8/1/30	1,085,000	528,254
City of Irvine, Community Facilities District, Special Tax 5.00%, due 9/1/49	1,385,000	1,514,539
City of San Jose California Special Hotel Tax Convention Center Expansion, Revenue Bonds 6.50%, due 5/1/36	760,000	927,854

	Principal Amount	Value

General (continued)
♦Guam Government, Business Privilege, Revenue Bonds
Series A 6.50%, due 11/1/40	$1,740,000	$2,077,542
Montclair Financing Authority, Public Facilities Project, Revenue Bonds Insured: AGM 5.00%, due 10/1/32	1,000,000	1,144,490
Puerto Rico Convention Center District Authority, Revenue Bonds
Series A, Insured: AMBAC 5.00%, due 7/1/18	815,000	820,143
Puerto Rico Infrastructure Financing Authority, Revenue Bonds
Series C, Insured: AMBAC 5.50%, due 7/1/18	165,000	170,635
Series C, Insured: AMBAC 5.50%, due 7/1/26	1,005,000	1,000,769
Riverside County Transportation Commission, Limited Tax, Revenue Bonds
Series A 5.25%, due 6/1/39	1,000,000	1,157,350
South Orange County Public Financing Authority, Special Tax
Series A 5.00%, due 8/15/32	775,000	872,270
Southern California Public Power Authority, Natural Gas Project, Revenue Bonds
Series A 5.00%, due 11/1/33	1,245,000	1,451,309
Territory of Guam, Section 30, Revenue Bonds
Series A 5.75%, due 12/1/34	500,000	549,270
Virgin Islands Public Finance Authority, Matching Fund Loan Notes, Revenue Bonds Insured: AGM 5.00%, due 10/1/29	1,000,000	1,146,700
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A 6.75%, due 10/1/37	500,000	570,050
Virgin Islands Public Finance Authority, Revenue Bonds
Series A, Insured: AGM 5.00%, due 10/1/32	470,000	530,433

		18,470,330

General Obligation 6.4%
♦California State, Unlimited General Obligation Insured: XLCA 4.50%, due 3/1/36	1,625,000	1,665,462
6.00%, due 4/1/38	500,000	585,535

12	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
General Obligation (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: AGC 5.00%, due 7/1/23	$100,000	$101,450
Series C, Insured: AGM 5.25%, due 7/1/26	100,000	103,722
Series A, Insured: NATL-RE 5.50%, due 7/1/16	370,000	377,981
Series A, Insured: NATL-RE 5.50%, due 7/1/19	745,000	781,788
Series A, Insured: AGM 5.50%, due 7/1/27	185,000	194,045
♦Kern Community College District, Safety Repair & Improvement, Unlimited General Obligation
Series C 5.25%, due 11/1/31	1,500,000	1,669,050
Series C 5.75%, due 11/1/34	650,000	787,163
Puerto Rico Municipal Finance Agency, Unlimited General Obligation
Series A, Insured: AGM 5.25%, due 8/1/21	250,000	250,245
Puerto Rico Public Buildings Authority, Revenue Bonds Insured: CIFG 5.25%, due 7/1/20	100,000	107,154
Tahoe Forest, California Hospital District, Unlimited General Obligation 3.50%, due 8/1/38	1,000,000	964,830
Yuba Community College District, Election 2006, Unlimited General Obligation
Series B, Insured: AMBAC (zero coupon), due 8/1/42	100,000	25,752

		7,614,177

Higher Education 2.9%
California Educational Facilities Authority, Claremont Mckenna College, Revenue Bonds 5.00%, due 1/1/39	1,630,000	1,802,128
California Municipal Finance Authority, Touro College & University System, Revenue Bonds
Series A 5.25%, due 1/1/40	250,000	276,047
California Statewide Communities Development Authority, Lancer Plaza Project, Revenue Bonds 5.875%, due 11/1/43	1,000,000	1,076,140

	Principal Amount	Value

Higher Education (continued)
University of California, Revenue Bonds
Series AF 5.00%, due 5/15/27	$225,000	$265,595

		3,419,910

Housing 0.9%
California Municipal Finance Authority, Caritas Affordable Housing, Inc., Revenue Bonds
Series A 5.25%, due 8/15/39	1,000,000	1,092,900

Medical 3.8%
California Health Facilities Financing Authority, Lucile Packard Children’s Hospital, Revenue Bonds
Series A 5.00%, due 8/15/51	1,500,000	1,652,745
California Municipal Finance Authority, Community Hospitals Center, Revenue Bonds 5.50%, due 2/1/39	1,000,000	1,107,160
California Statewide Communities Development Authority, Inland Regional Center Project, Revenue Bonds 5.375%, due 12/1/37	500,000	525,310
City of Whittier, California, Health Facility Presbyterian Inter Community Hospital, Revenue Bonds 6.25%, due 6/1/36	1,000,000	1,204,210

		4,489,425

Mello-Roos 0.6%
San Marcos Public Facilities Authority, Special Tax
Series A, Insured: AGM 4.00%, due 9/1/38	750,000	749,970

Nursing Homes 1.0%
Abag Finance Authority for Nonprofit Corp., Episcopal Senior Communities, Revenue Bonds
Series A 5.00%, due 7/1/42	500,000	539,765
California Statewide Communities Development Authority, Redwoods Project, Revenue Bonds 5.375%, due 11/15/44	535,000	603,239

		1,143,004

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Pollution 1.3%
California Pollution Control Financing Authority, Pacific Gas & Electric, Revenue Bonds
Series F 0.11%, due 11/1/26 (b)	$1,600,000	$1,600,000

Power 0.6%
Guam Power Authority, Revenue Bonds
Series A, Insured: AGM 5.00%, due 10/1/30	300,000	343,932
Puerto Rico Electric Power Authority, Revenue Bonds
Series TT, Insured: AGM 4.20%, due 7/1/19	170,000	172,547
Series UU, Insured: AGM 5.00%, due 7/1/24	225,000	225,787

		742,266

School District 20.2%
Alhambra City Elementary School District, Election of 1999, Unlimited General Obligation
Series B, Insured: NATL-RE (zero coupon), due 9/1/31	2,880,000	1,440,778
Alum Rock Union Elementary School District, Election of 2008, Unlimited General Obligation
Series A, Insured: GTY 5.00%, due 8/1/33	400,000	444,468
Alvord Unified School District, Election 2012, Unlimited General Obligation
Series A, Insured: AGM 5.25%, due 8/1/37	825,000	945,483
Anaheim, California, School District, Unlimited General Obligation Insured: AGM 6.25%, due 8/1/40	1,500,000	1,865,835
Arcadia Unified School District, Election 2006, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 8/1/32	1,000,000	1,066,960
Centinela Valley Union High School District, Election 2008, Unlimited General Obligation
Series B 6.00%, due 8/1/36	500,000	613,835

	Principal Amount	Value

School District (continued)
Centinela Valley Union High School District, Election 2010, Unlimited General Obligation
Series A (zero coupon), due 8/1/34	$2,750,000	$809,957
Series A 5.75%, due 8/1/41	1,000,000	1,214,710
Coalinga-Huron Joint Unified School District, Election 2010, Unlimited General Obligation
Series A, Insured: AGM (zero coupon), due 8/1/36	2,750,000	1,041,727
Denair Unified School District, Election 2007, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/33	1,105,000	459,956
El Monte Union High School District, Election of 2008, Unlimited General Obligation
Series A, Insured: GTY 5.50%, due 6/1/34	1,000,000	1,126,220
Fontana Unified School District, CABS, Unlimited General Obligation
Series C (zero coupon), due 8/1/33	2,825,000	1,190,201
Los Angeles Unified School District, Unlimited General Obligation
Series D 5.00%, due 1/1/34	1,410,000	1,596,811
Oakland Unified School District, Alameda County, Election of 2012, Unlimited General Obligation 6.625%, due 8/1/38	500,000	612,490
Oceanside, California Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/51	1,250,000	148,000
Palm Springs Unified School District, Election 2008, Unlimited General Obligation
Series C 5.00%, due 8/1/31	360,000	416,261
Pittsburg Unified School District, CABS, Election 2010, Unlimited General Obligation
Series C (zero coupon), due 8/1/47	3,500,000	601,650
Pomona Unified School District, Election 2010, Unlimited General Obligation
Series C (zero coupon), due 8/1/52	7,500,000	923,475

14	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
School District (continued)
San Diego Unified School District, Election 1998, Unlimited General Obligation
Series E-2, Insured: AGM 5.50%, due 7/1/27	$150,000	$194,400
San Jacinto Unified School District, Unlimited General Obligation Insured: AGM 5.00%, due 8/1/31	855,000	980,326
San Ysidro School District, Unlimited General Obligation
Series F, Insured: AGM (zero coupon), due 8/1/47	2,500,000	262,225
♦Santa Barbara Unified School District, Election of 2010, Unlimited General Obligation
Series A (zero coupon), due 8/1/36	1,000,000	938,290
Series B 5.00%, due 8/1/38	1,000,000	1,131,920
Stockton Unified School District, Unlimited General Obligation
Insured: AGM 5.00%, due 7/1/28	500,000	562,860
Insured: AGM 5.00%, due 1/1/29	200,000	224,252
Taft Elementary School District, Election 2012, Unlimited General Obligation
Series B, Insured: AGM 6.00%, due 8/1/44	1,200,000	1,508,340
Twin Rivers Unified School District, Unlimited General Obligation
Series A, Insured: BAM (zero coupon), due 2/1/39	3,500,000	994,385
Westminster School District, CABS, Election 2008, Unlimited General Obligation
Series B, Insured: BAM (zero coupon), due 8/1/48	5,000,000	663,500

		23,979,315

Tobacco Settlement 5.5%
California County Tobacco Securitization Agency, Asset Backed, Revenue Bonds
Series A 5.125%, due 6/1/38	790,000	677,804
5.125%, due 6/1/38	50,000	42,257
5.60%, due 6/1/36	500,000	464,935
♦Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds
Series A 3.25%, due 6/1/34	500,000	448,280

	Principal Amount	Value

Tobacco Settlement (continued)
♦Golden State Tobacco Securitization Corp., Asset Backed, Revenue Bonds (continued)
Series A-1 4.50%, due 6/1/27	$465,000	$452,594
Series A-1 5.125%, due 6/1/47	1,000,000	798,730
Series A-1 5.75%, due 6/1/47	1,000,000	869,390
Tobacco Securitization Authority Northern California, Asset-Backed, Revenue Bonds
Series A-1 5.375%, due 6/1/38	820,000	692,187
♦Tobacco Securitization Authority Southern California, Asset-Backed, Revenue Bonds
Series A-1 5.00%, due 6/1/37	1,300,000	1,112,800
Series A-1 5.125%, due 6/1/46	1,125,000	946,957

		6,505,934

Transportation 10.0%
Alameda Corridor Transportation Authority, Revenue Bonds
Series A, Insured: AGM 5.00%, due 10/1/29	1,000,000	1,164,790
♦Bay Area Toll Authority, Revenue Bonds
Series F-1 5.00%, due 4/1/34	1,000,000	1,152,730
Series F-1 5.125%, due 4/1/39	850,000	983,892
♦Foothill-Eastern Transportation Corridor Agency, Revenue Bonds
Insured: AGM (zero coupon), due 1/15/35	5,000,000	2,114,400
Series C 6.50%, due 1/15/43	500,000	598,030
Port of Los Angeles, Harbor Department, Revenue Bonds
Series A 5.00%, due 8/1/36 (a)	1,000,000	1,123,520
Puerto Rico Highways & Transportation Authority, Revenue Bonds
Series M, Insured: GTY 4.125%, due 7/1/19	120,000	121,763
Series N, Insured: NATL-RE 5.25%, due 7/1/32	640,000	661,536
Insured: AMBAC 5.50%, due 7/1/26	130,000	132,435
San Francisco Municipal Transportation Agency, Revenue Bonds 5.00%, due 3/1/44	1,500,000	1,700,145

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Transportation (continued)
♦San Joaquin Hills Transportation Corridor Agency, Revenue Bonds
Series A 5.00%, due 1/15/44	$1,000,000	$1,099,170
Series B 5.25%, due 1/15/44	1,000,000	1,102,230

		11,954,641

Utilities 1.0%
Guam Government Waterworks Authority, Revenue Bonds 5.25%, due 7/1/33	1,100,000	1,239,029

Water 5.6%
Anaheim Public Financing Authority, Revenue Bonds Insured: NATL-RE 4.75%, due 2/1/39	500,000	528,440
Bay Area Water Supply & Conservation Agency, Revenue Bonds
Series A 5.00%, due 10/1/30	1,000,000	1,162,980
California Pollution Control Financing Authority, Revenue Bonds 5.00%, due 11/21/45 (c)	1,270,000	1,317,625
El Centro Financing Authority, Waste Water, Revenue Bonds
Series A, Insured: AGM 5.00%, due 10/1/32	500,000	567,455
Oxnard Financing Authority, Waste Water, Revenue Bonds Insured: AGM 5.00%, due 6/1/34	1,000,000	1,119,160
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: GTY 5.00%, due 7/1/28	100,000	101,087
Stockton Public Financing Authority, Delta Water Supply Project, Revenue Bonds
Series A 6.25%, due 10/1/38	1,000,000	1,208,740
Stockton Public Financing Authority, Water Systems Capital Improvement Projects, Revenue Bonds
Series A, Insured: NATL-RE 4.75%, due 10/1/35	25,000	25,367

	Principal Amount	Value

Water (continued)
Watereuse Finance Authority, Revenue Bonds
Series A 5.50%, due 5/1/36	$500,000	$594,505

		6,625,359

Total Municipal Bonds (Cost $105,523,903)		109,574,095

	Shares
Closed-End Funds 1.4%
California 1.4%
BlackRock MuniYield California Insured Fund, Inc.	36,232	563,045
Nuveen California AMT-Free Municipal Income Fund	70,693	1,056,154

Total Closed-End Funds (Cost $1,595,852)		1,619,199

Total Investments (Cost $107,119,755) (d)	93.5%	111,193,294
Other Assets, Less Liabilities	6.5	7,724,538
Net Assets	100.0%	$118,917,832

(a)	Interest on these securities was subject to alternative minimum tax.

(b)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2015.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	As of April 30, 2015, cost was $107,119,755 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$4,463,710
Gross unrealized depreciation	(390,171)

Net unrealized appreciation	$4,073,539

16	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of April 30, 2015, the Fund held the following Futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
United States Treasury Long Bond	(50)	June 2015	$(7,979,688)	$129,578
10-Year United States Treasury Note	(100)	June 2015	(12,837,500)	(34,594)

			$(20,817,188)	$94,984

1.	As of April 30, 2015, cash in the amount of $335,500 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2015.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

CIFG—CIFG Group

GTY—Assured Guaranty Corp.

NATL-RE—National Public Finance Guarantee Corp.

XLCA—XL Capital Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$109,574,095	$—	$109,574,095
Closed-End Funds	1,619,199	—	—	1,619,199

Total Investments in Securities	1,619,199	109,574,095	—	111,193,294

Other Financial Instruments
Futures Contracts Short (b)	129,578	—	—	129,578

Total Investments in Securities and Other Financial Instruments	$1,748,777	$109,574,095	$—	$111,322,872

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (b)	$(34,594)	$—	$—	$(34,594)

Total Other Financial Instruments	$(34,594)	$—	$—	$(34,594)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities, at value (identified cost $107,119,755)	$111,193,294
Cash	3,054,431
Cash collateral on deposit at broker	335,500
Receivables:
Fund shares sold	3,482,379
Dividends and interest	1,402,310
Variation margin on futures contracts	28,125
Other assets	6,547

Total assets	119,502,586

Liabilities
Payables:
Fund shares redeemed	251,227
Manager (See Note 3)	39,389
Professional fees	33,910
NYLIFE Distributors (See Note 3)	6,842
Shareholder communication	4,617
Custodian	2,171
Transfer agent (See Note 3)	1,761
Dividend payable	244,837

Total liabilities	584,754

Net assets	$118,917,832

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$11,805
Additional paid-in capital	117,891,914

117,903,719
Undistributed net investment income	17,441
Accumulated net realized gain (loss) on investments and futures transactions	(3,171,851)
Net unrealized appreciation (depreciation) on investments and futures contracts	4,168,523

Net assets	$118,917,832

Class A
Net assets applicable to outstanding shares	$25,321,736

Shares of beneficial interest outstanding	2,513,837

Net asset value per share outstanding	$10.07
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price per share outstanding	$10.54

Investor Class
Net assets applicable to outstanding shares	$160,770

Shares of beneficial interest outstanding	15,961

Net asset value per share outstanding	$10.07
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price per share outstanding	$10.54

Class C
Net assets applicable to outstanding shares	$7,202,206

Shares of beneficial interest outstanding	714,798

Net asset value and offering price per share outstanding	$10.08

Class I
Net assets applicable to outstanding shares	$86,233,120

Shares of beneficial interest outstanding	8,560,186

Net asset value and offering price per share outstanding	$10.07

18	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Interest	$2,281,557
Dividends	36,756

Total income	2,318,313

Expenses
Manager (See Note 3)	271,494
Distribution/Service—Class A (See Note 3)	13,508
Distribution/Service—Investor Class (See Note 3)	153
Distribution/Service—Class C (See Note 3)	11,389
Professional fees	24,431
Transfer agent (See Note 3)	7,340
Custodian	5,263
Shareholder communication	3,719
Registration	2,502
Trustees	771
Miscellaneous	3,862

Total expenses before waiver/reimbursement	344,432
Expense waiver/reimbursement from Manager (See Note 3)	(45,966)

Net expenses	298,466

Net investment income (loss)	2,019,847

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	768,409
Futures transactions	(514,757)

Net realized gain (loss) on investments and futures transactions	253,652

Net change in unrealized appreciation (depreciation) on:
Investments	(63,633)
Futures contracts	82,608

Net change in unrealized appreciation (depreciation) on investments and futures contracts	18,975

Net realized and unrealized gain (loss) on investments and futures transactions	272,627

Net increase (decrease) in net assets resulting from operations	$2,292,474

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the year ended October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,019,847	$2,421,766
Net realized gain (loss) on investments and futures transactions	253,652	(734,390)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	18,975	6,134,838

Net increase (decrease) in net assets resulting from operations	2,292,474	7,822,214

Dividends to shareholders:
From net investment income:
Class A	(186,760)	(178,396)
Investor Class	(2,124)	(2,227)
Class C	(71,894)	(4,258)
Class I	(1,756,767)	(2,239,274)

Total dividends to shareholders	(2,017,545)	(2,424,155)

Capital share transactions:
Net proceeds from sale of shares	47,135,721	39,420,199
Net asset value of shares issued to shareholders in reinvestment of dividends	1,311,076	2,376,452
Cost of shares redeemed	(18,914,843)	(10,253,988)

Increase (decrease) in net assets derived from capital share transactions	29,531,954	31,542,663

Net increase (decrease) in net assets	29,806,883	36,940,722

Net Assets
Beginning of period	89,110,949	52,170,227

End of period	$118,917,832	$89,110,949

Undistributed net investment income at end of period	$17,441	$15,139

20	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class A	Six months ended April 30, 2015*		Year ended October 31, 2014	February 28, 2013** through October 31, 2013
Net asset value at beginning of period	$10.04		$9.16	$10.00

Net investment income (loss)	0.17		0.38	0.22
Net realized and unrealized gain (loss) on investments	0.03		0.87	(0.84)

Total from investment operations	0.20		1.25	(0.62)

Less dividends:
From net investment income	(0.17)		(0.37)	(0.22)

Net asset value at end of period	$10.07		$10.04	$9.16

Total investment return (a)	2.06	%(b)	13.93%	(6.23	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.45	%††	3.94%	4.01	% ††
Net expenses	0.75	%††	0.75%	0.75	% ††
Expenses (before waiver/reimbursement)	0.83	%††	0.87%	1.10	% ††
Portfolio turnover rate	23%		69%	142%
Net assets at end of period (in 000’s)	$25,322		$3,058	$4,143

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

Investor Class	Six months ended April 30, 2015*		Year ended October 31, 2014	February 28, 2013** through October 31, 2013
Net asset value at beginning of period	$10.04		$9.15	$10.00

Net investment income (loss)	0.17		0.36	0.21
Net realized and unrealized gain (loss) on investments	0.03		0.89	(0.85)

Total from investment operations	0.20		1.25	(0.64)

Less dividends:
From net investment income	(0.17)		(0.36)	(0.21)

Net asset value at end of period	$10.07		$10.04	$9.15

Total investment return (a)	2.04	%(b)	13.85%	(6.43	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.47	%††	3.67%	3.44	% ††
Net expenses	0.82	%††	0.91%	0.94	% ††
Expenses (before waiver/reimbursement)	0.90	%††	1.03%	1.29	% ††
Portfolio turnover rate	23%		69%	142%
Net assets at end of period (in 000’s)	$161		$90	$43

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

Class C	Six months ended April 30, 2015*		Year ended October 31, 2014	February 28, 2013** through October 31, 2013
Net asset value at beginning of period	$10.04		$9.16	$10.00

Net investment income (loss)	0.16		0.33	0.20
Net realized and unrealized gain (loss) on investments	0.04		0.88	(0.84)

Total from investment operations	0.20		1.21	(0.64)

Less dividends:
From net investment income	(0.16)		(0.33)	(0.20)

Net asset value at end of period	$10.08		$10.04	$9.16

Total investment return (a)	2.00	%(b)	13.39%	(6.48	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.16	%††	3.03%	3.35	% ††
Net expenses	1.07	%††	1.17%	1.19	% ††
Expenses (before waiver/reimbursement)	1.15	%††	1.29%	1.54	% ††
Portfolio turnover rate	23%		69%	142%
Net assets at end of period (in 000’s)	$7,202		$807	$73

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

Class I	Six months ended April 30, 2015*		Year ended October 31, 2014	February 28, 2013** through October 31, 2013
Net asset value at beginning of period	$10.04		$9.16	$10.00

Net investment income (loss)	0.19		0.40	0.24
Net realized and unrealized gain (loss) on investments	0.03		0.88	(0.84)

Total from investment operations	0.22		1.28	(0.60)

Less dividends:
From net investment income	(0.19)		(0.40)	(0.24)

Net asset value at end of period	$10.07		$10.04	$9.16

Total investment return (a)	2.19	%(b)	14.34%	(6.17	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.78	%††	4.08%	3.70	% ††
Net expenses	0.50	%††	0.50%	0.50	% ††
Expenses (before waiver/reimbursement)	0.58	%††	0.62%	0.85	% ††
Portfolio turnover rate	23%		69%	142%
Net assets at end of period (in 000’s)	$86,233		$85,155	$47,911

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.

22	MainStay California Tax Free Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay California Tax Free Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Class A, Investor Class, Class C and Class I shares. The inception date was on February 28, 2013. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares, and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from federal and California income taxes.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

23

Notes to Financial Statements (Unaudited) (continued)

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective

24	MainStay California Tax Free Opportunities Fund

interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., interest rate, security, or securities index). The Fund is subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve positioning of the portfolio. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. During the six-month period ended April 30, 2015, the Fund did not have any portfolio securities on loan.

(I)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region. Because the Fund’s principal investments include municipal bonds issued by or on behalf of the State of California, and its political subdivisions, agencies and instrumentalities, events in California will affect the Fund’s investments and performance. These events may include fiscal or political policy changes, tax base erosion, budget deficits and other financial difficulties.

25

Notes to Financial Statements (Unaudited) (continued)

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund invested in futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$129,578	$129,578

Total Fair Value		$129,578	$129,578

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(34,594)	$(34,594)

Total Fair Value		$(34,594)	$(34,594)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(514,757)	$(514,757)

Total Realized Gain (Loss)		$(514,757)	$(514,757)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$82,608	$82,608

Total Change in Unrealized Appreciation (Depreciation)		$82,608	$82,608

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(17,707,953)	$(17,707,953)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

26	MainStay California Tax Free Opportunities Fund

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.50% of the Fund’s average daily net assets. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% of the Fund’s average daily net assets. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.75% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $271,494 and waived its fees and/or reimbursed expenses in the amount of $45,966.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $5,194 and $365, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $50.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$542
Investor Class	49
Class C	1,833
Class I	4,916

(E)   Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$39,160,247	45.4%

Note 4–Federal Income Tax

As of October 31, 2014, for federal income tax purposes, capital loss carryforwards of $3,413,127 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$3,294	$119

27

Notes to Financial Statements (Unaudited) (continued)

During the year ended October 31, 2014, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from:
Ordinary Income	$9,663
Exempt Interest Dividends	2,414,492
Total	$2,424,155

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the period ended April 30, 2015, purchases and sales of securities, other than short-term securities, were $51,436 and $23,872, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	2,239,782	$22,673,783
Shares issued to shareholders in reinvestment of dividends and distributions	13,961	141,491
Shares redeemed	(44,455)	(449,920)

Net increase (decrease)	2,209,288	$22,365,354

Year ended October 31, 2014:
Shares sold	742,221	$7,130,684
Shares issued to shareholders in reinvestment of dividends and distributions	18,082	172,865
Shares redeemed	(908,223)	(8,783,781)

Net increase (decrease)	(147,920)	$(1,480,232)

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	9,460	$95,574
Shares issued to shareholders in reinvestment of dividends and distributions	204	2,062
Shares redeemed	(2,684)	(27,238)

Net increase (decrease)	6,980	$70,398

Year ended October 31, 2014:
Shares sold	4,064	$39,510
Shares issued to shareholders in reinvestment of dividends and distributions	231	2,227

Net increase (decrease)	4,295	$41,737

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	684,626	$6,922,650
Shares issued to shareholders in reinvestment of dividends and distributions	2,942	29,834
Shares redeemed	(53,203)	(538,830)

Net increase (decrease)	634,365	$6,413,654

Year ended October 31, 2014:
Shares sold	80,420	$801,601
Shares issued to shareholders in reinvestment of dividends and distributions	342	3,321
Shares redeemed	(8,280)	(82,017)

Net increase (decrease)	72,482	$722,905

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	1,729,623	$17,443,714
Shares issued to shareholders in reinvestment of dividends and distributions	112,281	1,137,689
Shares redeemed	(1,765,960)	(17,898,855)

Net increase (decrease)	75,944	$682,548

Year ended October 31, 2014:
Shares sold	3,171,549	$31,448,404
Shares issued to shareholders in reinvestment of dividends and distributions	228,465	2,198,039
Shares redeemed	(149,046)	(1,388,190)

Net increase (decrease)	3,250,968	$32,258,253

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay California Tax Free Opportunities Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 8-10, 2014 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay California Tax Free Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2014 and December 2014 as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and total expenses. The Board also considered information on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Portfolio Analytics and Risk Oversight Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In considering the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows and the extent to which economies of scale may benefit

Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and peer funds identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year as well as information furnished specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Portfolio Analytics and Risk Oversight Group; (iii) compliance services provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel and infrastructure that benefit the Fund and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Portfolio Analytics and Risk Oversight Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to peer funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful investment performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates , including

MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates , including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Fund and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Fund, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments

30	MainStay California Tax Free Opportunities Fund

and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board considered whether the Fund’s expense structure permits economies of scale to be shared with Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other MainStay Funds. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay

Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also acknowledged measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

32	MainStay California Tax Free Opportunities Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

33

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1652570 MS139-15	MSCTF10-06/15 NL0C5

MainStay Emerging Markets Opportunities Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2015

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Message from the President

During the six months ended April 30, 2015, investors weathered a number of market events. In December 2014, U.S. stocks fell to their lowest levels during the six-month reporting period when the price of crude oil substantially declined.

Although energy prices began to rise again in 2015, many energy, utility and natural resources stocks suffered losses for the reporting period. On the other hand, lower energy prices helped airlines and trucking companies, and low gasoline prices boosted household purchasing power. The U.S. stock market as a whole recovered from its December lows and provided positive returns for the six months ended April 30, 2015.

Early in the new year, renewed speculation that Greece might exit the European monetary union took a toll on international markets. European bonds, which have faced a series of setbacks in recent years, remained weak; and as an asset class, international bonds declined during the reporting period.

Despite widespread anticipation of a Federal Reserve rate hike, the Federal Open Market Committee kept the federal funds target rate in its now-familiar near-zero range. Other central banks, including those in Europe, Japan and China also remained accommodative as they sought to stimulate economic growth.

In the United States, gross domestic product (GDP) growth slowed in the fourth quarter of 2014 and slowed further in the first quarter of 2015. While severe winter weather was partly to blame, other factors played a role. A strike by a dock workers’ union on the West Coast disrupted supply chains, and export companies headquartered in the United States faced reduced demand as the U.S. dollar strengthened relative to other major currencies.

The U.S. labor market showed modest improvement during much of the reporting period, and inflation remained low. The merger and acquisition market was active, and solid earnings reports helped stocks at all capitalization levels. According to Russell data, mid-cap stocks modestly outperformed large-cap and small-cap stocks overall, and growth-oriented stocks outperformed value-oriented stocks at all capitalization levels during the reporting period.

At MainStay, our portfolio managers seek to identify trends that are likely to influence the markets in which they invest. Even when the markets move in unexpected ways, however, our portfolio managers seek to pursue the investment objectives of their respective Funds using the investment strategies and processes outlined in each Fund’s prospectus.

The semiannual report that follows provides more detailed information about the markets, securities and specific investment decisions that influenced your MainStay Fund during the six months ended April 30, 2015. As you review this information, we hope that you’ll maintain a long-term perspective suited to your investment goals and objectives.

By regularly reviewing the investments you already own, you may be in a better position to expand your investment horizons by adding diversification, widening your risk profile or choosing additional Funds that fit with those you already own.

We thank you for choosing MainStay Funds. It has been a privilege to serve you, and we look forward to playing a continuing role as you pursue your financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Total Returns for the Period Ended April 30, 2015

Class	Sales Charge		Six Months	One Year	Since Inception (11/15/13)	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.18% 6.01	8.42 14.73%	2.98 7.06%	1.97 1.97%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.06 5.88	8.08 14.37	2.76 6.83	2.20 2.20
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4.46 5.46	12.48 13.48	6.05 6.05	2.95 2.95
Class I Shares	No Sales Charge	No Sales Charge	6.15	14.98	7.32	1.72

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividends and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Since Inception
MSCI Emerging Markets Index[3]	3.92%	7.80%	5.14%
Average Lipper Emerging Markets Fund[4]	0.68	3.78	3.30

3.	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The average Lipper emerging markets fund is representative of funds that seek long-term capital appreciation by investing primarily in emerging market equity securities, where “emerging market” is defined by a country’s per-capita GNP or other economic measures. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Emerging Markets Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay Emerging Markets Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2014, to April 30, 2015, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2014, to April 30, 2015.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2015. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/14	Ending Account Value (Based on Actual Returns and Expenses) 4/30/15	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/15	Expenses Paid During Period[1]

Class A Shares	$1,000.00	$1,060.10	$8.17	$1,016.90	$8.00

Investor Class Shares	$1,000.00	$1,058.80	$9.39	$1,015.70	$9.20

Class C Shares	$1,000.00	$1,054.60	$13.19	$1,012.00	$12.92

Class I Shares	$1,000.00	$1,061.50	$6.90	$1,018.10	$6.76

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.60% for Class A, 1.84% for Investor Class, 2.59% for Class C and 1.35% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

7

Country Composition as of April 30, 2015 (Unaudited)

China	23.5%
Republic of Korea	18.2
Taiwan	11.1
South Africa	8.4
India	8.3
Brazil	6.2
Mexico	4.1
Thailand	3.6
Hong Kong	2.7
Turkey	2.5
Poland	2.1
Indonesia	2.0
Malaysia	1.4

Chile	0.9%
Egypt	0.9
Russia	0.8
Czech Republic	0.6
Colombia	0.4
Hungary	0.3
Philippines	0.3
Peru	0.0 ‡
United States	–0.7
Other Assets, Less Liabilities	2.4

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2015 (excluding short-term investment) (Unaudited)

1.	Taiwan Semiconductor Manufacturing Co., Ltd.
2.	China Mobile, Ltd.
3.	Tencent Holdings, Ltd.
4.	Samsung Electronics Co., Ltd.
5.	Naspers, Ltd.
6.	America Movil S.A.B. de C.V. Series L
7.	Hyosung Corp.
8.	China Railway Construction Corp., Ltd. Class H
9.	Hyundai Motor Co.
10.	Bank of China, Ltd. Class H

8	MainStay Emerging Markets Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Andrew Ver Planck, CFA, and Jeremy Roethel, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay Emerging Markets Opportunities Fund perform relative to its primary benchmark and peers during the six months ended April 30, 2015?

Excluding all sales charges, MainStay Emerging Markets Opportunities Fund returned 6.01% for Class A shares, 5.88% for Investor Class and 5.46% for Class C shares for the six months ended April 30, 2015. Over the same period, the Fund’s Class I shares returned 6.15%. For the six months ended April 30, 2015, all share classes outperformed the 3.92% return of the MSCI Emerging Markets Index,1 which is the Fund’s broad-based securities-market index, and the 0.68% return of the Average Lipper2 Emerging Markets Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Favorable stock selection was responsible for most of the Fund’s outperformance relative to the MSCI Emerging Markets Index during the reporting period. The Fund may sell securities short and may invest in securities of companies with market capitalizations outside the range of the MSCI Emerging Markets Index. Through opportunistic shorting and by investing outside the MSCI Emerging Markets Index, the Fund seeks to produce returns that exceed those of the Index. This approach helped the Fund outperform the MSCI Emerging Markets Index during the reporting period.

During the reporting period, which sectors and countries were the strongest positive contributors to the Fund’s relative performance and which sectors and countries were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI Emerging Markets Index were industrials, information technology and financials. (Contributions take weightings and total returns into account.) Favorable stock selection within each sector was responsible for the relative outperformance in these sectors.

The sectors that detracted the most from the Fund’s relative performance were energy, telecommunication services and utilities. The energy sector was the largest detractor because of an overweight allocation to the sector relative to the MSCI Emerging Markets Index and unfavorable stock selection. An underweight allocation relative to the Index in the telecommunication services sector and an overweight allocation in the utilities sector also detracted from the Fund’s relative performance, although the Fund had positive stock selection in both sectors. Among the detracting sectors, only the Fund’s holdings in the energy sector had a negative total return.

From a regional perspective, favorable stock selection in Asia; Latin America; and Europe, the Middle East and Africa (EMEA) contributed positively to the Fund’s performance relative to the MSCI Emerging Markets Index. Stock selection in Latin America detracted from relative performance during the reporting period. The performance of the Latin America region was negative at the Fund level, but was relatively better than the region’s performance in the Index, so it provided positive allocation benefits. Elsewhere, the impact of allocation decisions relative to the MSCI Emerging Markets Index across regions was not significant.

During the reporting period, the countries that made the strongest positive contributions to the Fund’s relative performance were China, Taiwan and South Korea. The countries that detracted the most from the Fund’s relative performance were Thailand, Russia and the Philippines.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stock that made the strongest positive contribution to the Fund’s absolute performance during the reporting period was a long position in China Life Insurance, a Chinese life insurance company listed in Hong Kong. China Life Insurance benefited from the continued strong performance of China’s equity and bond markets during the first four months of 2015. Another strong contributor to the Fund’s absolute performance was a long position in Tencent Holdings, a Chinese application software company listed in Hong Kong. Tencent’s various touch-points with Internet users have provided the company with a broad user base. In addition, many investors considered Tencent to be well positioned in the migration from personal computers to mobile devices. Another notable contributor to the Fund’s absolute performance was a long position in China Railway Construction, a Chinese infrastructure company listed in Hong Kong and one of two dominant railway construction companies in China.

The stock that detracted the most from the Fund’s absolute performance during the reporting period was a long position in Kroton Educational, a Brazilian educational services company and one of the largest private education companies in Brazil and the world. The company operates in the primary, secondary and postsecondary education segments. Its margin expansion was slower than we expected on higher macro impacts as the fiscal adjustments imposed by the Brazilian government freeze out any material expansion of the federal loan program. Another significant detractor from the Fund’s absolute performance

1.	See footnote on page 6 for more information on the MSCI Emerging Markets Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

during the reporting period was a short position in a total return equity swap of Hanmi Pharmaceutical, a Korean specialty pharmaceutical company. Amneal Pharmaceuticals announced that it had signed a license and distribution agreement for Hanmi Pharmaceutical’s Esomezol, a drug designed to treat an array of gastric conditions. Another notable detractor from the Fund’s absolute performance was a long position in Petroleo Brasileiro (Petrobras), a Brazilian integrated oil & gas company specializing in exploration and production and oil and gas refining, transportation and distribution. An investigation placed Petrobras at the center of what may be the largest corruption scandal in Brazil’s history. Petrobas’ auditing company, PricewaterhouseCoopers, refused to sign off on the publication of the company’s 2014 third-quarter audited accounts, without which Petrobas lacked credibility. Amid these difficulties, the value of the company’s assets declined by billions of dollars.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund made a significant purchase of PICC Property and Casualty, a Chinese insurance company, to move from an underweight to an overweight position relative to the MSCI Emerging Markets Index. Before the Fund purchased the stock, the stock had steadily become more attractive in our investment process because of what we viewed as improving analyst sentiment, an accelerating long-term price trend and an improving valuation relative to its peers. Another significant purchase was China Unicom, a telecommunication carrier based in China. The purchase moved the Fund from a zero weight to an overweight position relative to the MSCI Emerging Markets Index in the stock. After the company announced somewhat disappointing second-quarter results—and after Telefonica sold almost $1 billion of China Unicom stock—the company’s lowered stock price made the valuation relative to peers more attractive, at which point the Fund purchased the stock. The timing of the Fund’s entry was influenced by analyst upgrades.

The Fund moved from an overweight position relative to the MSCI Emerging Markets Index to an underweight position in South African telecommunication carrier MTN Group. The sale followed what we believed were deteriorating trends and a significant pullback in analyst support for the stock after competitor Vodacom announced strategic acquisition intentions.

Another significant sale during the reporting period was in Sasol, a South African integrated oil & gas company. The Fund dropped from an overweight position relative to the MSCI Emerging Markets Index to an underweight position because of deteriorating revenue in the wake of declining crude oil prices. The sale reflected the unattractiveness of the stock to our investment process and an effort to control overall risk in the Fund.

How did the Fund’s sector and country weightings change during the reporting period?

The Fund utilizes a bottom-up, stock-by-stock security-selection process. The sector changes that result from this process do not reflect top-down assessments of sectors, regions or countries.

During the reporting period, the Fund increased its sector weightings relative to the MSCI Emerging Markets Index in the financials, industrials and materials sectors and decreased its sector weightings in the utilities, telecommunication services and health care sectors.

Regionally, the Fund increased its weighting relative to the MSCI Emerging Markets Index in Asia and decreased its weightings in Latin America and EMEA. The Fund increased its country weightings relative to the MSCI Emerging Markets Index in South Korea, Mexico and China and decreased its relative weightings in Brazil, Russia and Indonesia.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2015, the Fund held overweight positions relative to the MSCI Emerging Markets Index in the information technology, industrials and financials sectors. As of the same date, the Fund held underweight positions relative to the Index in the consumer staples, energy and materials sectors.

As of April 30, 2015, the Fund held overweight positions relative to the MSCI Emerging Markets Index in Asia and held underweight positions relative to the Index in Latin America and EMEA. From a country perspective, the Fund held overweight positions relative to the MSCI Emerging Markets Index in South Korea, China and Thailand as of April 30, 2015. As of the same date, the Fund held underweight positions relative to the Index in Russia, Malaysia and Brazil.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Emerging Markets Opportunities Fund

Portfolio of Investments April 30, 2015 (Unaudited)

	Shares	Value

Common Stocks 94.3%†
Brazil 4.4%
Ambev S.A. (Beverages)	50,100	$314,939
Banco Bradesco S.A. (Banks)	13,440	134,001
Banco do Brasil S.A. (Banks)	71,500	631,716
BM&FBovespa S.A. (Diversified Financial Services)	9,800	40,365
BR Malls Participacoes S.A. (Real Estate Management & Development)	35,300	192,144
CETIP S.A.—Mercados Organizados (Capital Markets)	30,000	344,015
Cia de Saneamento de Minas Gerais-COPASA (Water Utilities)	13,000	78,312
Cia Energetica de Minas Gerais (Electric Utilities)	13,600	65,631
Cielo S.A. (IT Services)	75,600	1,052,345
CVC Brasil Operadora e Agencia de Viagens S.A. (Hotels, Restaurants & Leisure)	10,300	59,278
Direcional Engenharia S.A. (Household Durables)	60,400	127,899
EcoRodovias Infraestrutura e Logistica S.A. (Transportation Infrastructure)	16,600	48,870
Even Construtora e Incorporadora S.A. (Household Durables)	66,200	108,980
Fibria Celulose S.A. (Paper & Forest Products) (a)	11,200	157,055
JBS S.A. (Food Products)	127,500	657,611
Light S.A. (Electric Utilities)	58,300	345,394
Magazine Luiza S.A. (Multiline Retail)	74,100	123,215
MRV Engenharia e Participacoes S.A. (Household Durables)	94,000	257,389
Multiplus S.A. (Media)	13,700	152,326
Petroleo Brasileiro S.A. (Oil, Gas & Consumable Fuels) (a)	147,000	695,249
Porto Seguro S.A. (Insurance)	31,700	396,546
Raia Drogasil S.A. (Food & Staples Retailing)	34,100	387,069
Restoque Comercio e Confeccoes de Roupas S.A. (Textiles, Apparel & Luxury Goods)	6,500	19,201
Sao Martinho S.A. (Food Products)	33,300	423,634
Ser Educacional S.A. (Diversified Consumer Services)	91,630	448,578
Smiles S.A. (Media)	24,700	417,275
Sul America S.A. (Insurance)	125,900	593,365
Tecnisa S.A. (Household Durables)	76,300	98,764
Transmissora Alianca de Energia Eletrica S.A. (Electric Utilities)	32,500	213,902
Ultrapar Participacoes S.A. (Oil, Gas & Consumable Fuels)	1,800	41,425
Vale S.A. (Metals & Mining)	19,800	148,848

	Shares	Value

Brazil (continued)
Via Varejo S.A. (Specialty Retail)	79,700	$499,952

		9,275,293

Chile 0.9%
AES Gener S.A. (Independent Power & Renewable Electricity Producers)	190,245	111,040
Banco de Credito e Inversiones (Banks)	8,668	432,231
Corpbanca S.A. (Banks)	49,602,239	561,913
Empresas CMPC S.A. (Paper & Forest Products)	68,561	194,804
Empresas COPEC S.A. (Oil, Gas & Consumable Fuels)	46,926	540,341
Vina Concha y Toro S.A. (Beverages)	64,187	130,714

		1,971,043

China 23.5%
Agricultural Bank of China, Ltd. Class H (Banks)	2,299,000	1,301,487
Angang Steel Co., Ltd. Class H (Metals & Mining)	386,000	321,542
ANTA Sports Products, Ltd. (Textiles, Apparel & Luxury Goods)	62,000	137,469
APT Satellite Holdings, Ltd. (Diversified Telecommunication Services)	170,500	267,324
Asia Cement China Holdings Corp. (Construction Materials)	167,000	96,934
♦Bank of China, Ltd. Class H (Banks)	2,806,000	1,927,403
Bank of Communications Co., Ltd. Class H (Banks)	1,155,000	1,187,632
Beijing Capital International Airport Co., Ltd. Class H (Transportation Infrastructure)	370,000	392,761
Boer Power Holdings, Ltd. (Electrical Equipment)	203,000	391,662
Boyaa Interactive International, Ltd. (Software)	44,000	45,229
BYD Co., Ltd., Sponsored ADR (Automobiles)	900	10,863
BYD Electronic International Co., Ltd. (Communications Equipment)	25,500	38,254
Chaowei Power Holdings, Ltd. (Auto Components)	135,000	96,999
China Cinda Asset Management Co., Ltd. (Capital Markets) (a)	629,000	372,752
China CITIC Bank Corp., Ltd. Class H (Banks)	1,152,000	1,045,563
China Communications Construction Co., Ltd. Class H (Construction & Engineering)	425,000	775,709
China Construction Bank Corp. Class H (Banks)	759,000	738,654
China Everbright Bank Co., Ltd. Class H (Banks)	733,000	495,579
China Everbright, Ltd. (Capital Markets) (b)	446,000	1,471,555
China Life Insurance Co., Ltd. Class H (Insurance) (b)	326,000	1,583,188

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2015, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
China (continued)
China Lilang, Ltd. (Textiles, Apparel & Luxury Goods)	331,000	$344,815
China Medical System Holdings, Ltd. (Pharmaceuticals)	247,000	434,059
China Merchants Bank Co., Ltd. Class H (Banks)	64,500	196,248
China Minsheng Banking Corp., Ltd. Class H (Banks)	21,800	32,063
♦China Mobile, Ltd. (Wireless Telecommunication Services) (b)	255,000	3,639,558
China National Materials Co., Ltd. Class H (Construction Materials)	536,000	197,016
China Pacific Insurance Group Co., Ltd. Class H (Insurance) (b)	20,400	111,146
China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	362,000	343,511
♦China Railway Construction Corp., Ltd. Class H (Construction & Engineering)	1,031,000	2,065,919
China Railway Group, Ltd. Class H (Construction & Engineering)	910,000	1,284,239
China Resources Power Holdings Co., Ltd. (Independent Power & Renewable Electricity Producers) (b)	274,000	831,179
China Shenhua Energy Co., Ltd. Class H (Oil, Gas & Consumable Fuels) (b)	291,500	755,442
China Taiping Insurance Holdings Co., Ltd. (Insurance) (a)(b)	17,600	65,866
China Telecom Corp., Ltd. Class H (Diversified Telecommunication Services)	1,604,000	1,188,759
China Travel International Investment Hong Kong, Ltd. (Hotels, Restaurants & Leisure)	1,396,000	620,654
China Unicom Hong Kong, Ltd. (Diversified Telecommunication Services)	620,000	1,164,429
Chongqing Changan Automobile Co., Ltd. Class B (Automobiles)	362,700	1,188,367
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	546,000	927,840
CNOOC, Ltd., Sponsored ADR (Oil, Gas & Consumable Fuels) (b)	500	85,625
Dongyue Group, Ltd. (Chemicals)	756,000	321,342
Fufeng Group, Ltd. (Chemicals)	252,000	197,671
Great Wall Motor Co., Ltd. Class H (Automobiles) (b)	68,500	519,323
Guangdong Investment, Ltd. (Water Utilities)	892,000	1,325,134
Huadian Power International Corp., Ltd. Class H (Independent Power & Renewable Electricity Producers)	410,000	454,652
Industrial & Commercial Bank of China, Ltd. Class H (Banks)	2,098,000	1,828,032
Jiangnan Group, Ltd. (Electrical Equipment)	1,220,000	391,202

	Shares	Value

China (continued)
Jintian Pharmaceutical Group, Ltd. (Health Care Providers & Services) (c)	578,000	$308,371
Metallurgical Corp. of China, Ltd. Class H (Construction & Engineering)	1,437,700	854,823
New China Life Insurance Co., Ltd. Class H (Insurance) (b)	37,100	230,201
Pacific Online, Ltd. (Internet Software & Services)	85,000	45,562
Peak Sport Products Co., Ltd. (Textiles, Apparel & Luxury Goods)	380,000	129,294
People’s Insurance Co. Group Of China, Ltd. (Insurance)	1,383,000	961,126
PetroChina Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	516,000	665,028
PICC Property & Casualty Co., Ltd. Class H (Insurance)	752,000	1,669,885
Ping An Insurance Group Co. of China, Ltd. Class H (Insurance) (b)	10,000	144,000
Sany Heavy Equipment International Holdings Co., Ltd. (Machinery) (a)	583,000	164,459
Shandong Chenming Paper Holdings, Ltd. Class H (Paper & Forest Products)	521,500	394,595
Shandong Luoxin Pharmaceutical Group Stock Co., Ltd. Class H (Pharmaceuticals)	114,000	228,971
Shanghai Industrial Holdings, Ltd. (Industrial Conglomerates) (b)	294,000	1,174,424
Shanghai Jin Jiang International Hotels Group Co., Ltd. Class H (Hotels, Restaurants & Leisure)	608,000	309,044
Shenzhen Expressway Co., Ltd. Class H (Transportation Infrastructure)	256,000	246,503
Sinotrans, Ltd. Class H (Air Freight & Logistics)	1,788,000	1,370,498
TCL Communication Technology Holdings, Ltd. (Technology Hardware, Storage & Peripherals)	496,000	529,639
♦Tencent Holdings, Ltd. (Internet Software & Services) (b)	171,400	3,539,830
Tianneng Power International, Ltd. (Auto Components)	20,000	9,779
TravelSky Technology, Ltd. Class H (IT Services)	195,000	379,811
Weiqiao Textile Co. Class H (Textiles, Apparel & Luxury Goods)	197,000	146,865
Welling Holding, Ltd. (Household Durables)	514,000	133,755
Xiamen International Port Co., Ltd. Class H (Transportation Infrastructure)	1,060,200	584,106
Xingda International Holdings, Ltd. (Auto Components)	307,000	99,792
Yuexiu Transport Infrastructure, Ltd. (Transportation Infrastructure) (c)	44,000	32,268
Zhejiang Expressway Co., Ltd. Class H (Transportation Infrastructure)	308,000	491,488

12	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
China (continued)
Zijin Mining Group Co., Ltd. Class H (Metals & Mining) (d)(e)	3,962,000	$1,518,233

		49,575,000

Colombia 0.1%
Ecopetrol S.A. (Oil, Gas & Consumable Fuels)	243,590	207,593

Czech Republic 0.6%
CEZ A.S. (Electric Utilities)	48,123	1,251,384
O2 Czech Republic A.S. (Diversified Telecommunication Services)	4,137	33,982

		1,285,366

Egypt 0.9%
Commercial International Bank Egypt S.A.E. (Banks)	198,663	1,445,429
Orascom Telecom Media and Technology Holding S.A.E (Wireless Telecommunication Services) (a)	625,972	78,668
Telecom Egypt Co. (Diversified Telecommunication Services)	270,299	348,192

		1,872,289

Hong Kong 2.7%
Belle International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	811,000	1,040,530
China High Speed Transmission Equipment Group Co., Ltd. (Electrical Equipment) (a)	797,000	719,810
Dawnrays Pharmaceutical Holdings, Ltd. (Pharmaceuticals)	172,000	145,357
GCL-Poly Energy Holdings, Ltd. (Semiconductors & Semiconductor Equipment) (a)	4,592,000	1,381,452
Huabao International Holdings, Ltd. (Chemicals)	408,000	458,278
Kingboard Laminates Holdings, Ltd. (Electronic Equipment, Instruments & Components)	87,000	44,616
Lijun International Pharmaceutical Holding Co., Ltd. (Pharmaceuticals)	780,000	345,822
NetDragon Websoft, Inc. (Software) (c)	64,500	197,460
Real Nutriceutical Group, Ltd. (Personal Products)	400,000	126,214
Skyworth Digital Holdings, Ltd. (Household Durables)	782,000	696,193
TCC International Holdings, Ltd. (Construction Materials)	698,000	293,274
Wasion Group Holdings, Ltd. (Electronic Equipment, Instruments & Components)	182,000	286,824

		5,735,830

	Shares	Value

Hungary 0.3%
Magyar Telekom Telecommunications PLC (Diversified Telecommunication Services) (a)	51,044	$76,340
OTP Bank PLC (Banks)	21,665	480,323

		556,663

India 8.3%
Aban Offshore, Ltd. (Energy Equipment & Services)	74,622	459,885
Amtek Auto, Ltd. (Auto Components)	236,166	593,142
Andhra Bank (Banks) (a)	411,855	495,411
Apollo Tyres, Ltd. (Auto Components)	157,791	430,639
Ashok Leyland, Ltd. (Machinery) (a)	478,768	525,243
Aurobindo Pharma, Ltd. (Pharmaceuticals)	70,519	1,425,685
Bajaj Corp., Ltd. (Personal Products)	14,133	97,478
Bharat Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	55,833	671,533
Ceat, Ltd. (Auto Components)	2,111	25,368
Cox & Kings, Ltd. (Hotels, Restaurants & Leisure)	56,261	271,998
Dewan Housing Finance Corp., Ltd. (Thrifts & Mortgage Finance)	8,342	58,604
Gateway Distriparks, Ltd. (Transportation Infrastructure)	11,741	65,204
Great Eastern Shipping Co., Ltd. (The) (Oil, Gas & Consumable Fuels)	13,919	73,805
Gujarat State Fertilisers & Chemicals, Ltd. (Chemicals)	195,361	233,716
HCL Technologies, Ltd. (IT Services)	96,756	1,347,871
Hexaware Technologies, Ltd. (IT Services)	122,641	541,427
Hindalco Industries, Ltd. (Metals & Mining)	578,784	1,170,099
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	20,950	388,684
Indian Bank (Banks)	76,866	170,377
Infosys, Ltd. (IT Services)	39,645	1,213,995
IRB Infrastructure Developers, Ltd. (Construction & Engineering)	138,886	511,979
JM Financial, Ltd. (Capital Markets)	34,018	25,109
Karnataka Bank, Ltd. (The) (Banks)	271,248	537,433
Manappuram Finance, Ltd. (Consumer Finance)	435,605	237,173
NCC, Ltd. (Construction & Engineering)	368,470	527,380
Oriental Bank of Commerce (Banks)	130,631	419,209
PC Jeweller, Ltd. (Specialty Retail)	31,360	170,552
Power Finance Corp., Ltd. (Diversified Financial Services)	181,685	762,570
PTC India, Ltd. (Independent Power & Renewable Electricity Producers)	5,304	5,940
Reliance Industries, Ltd. (Oil, Gas & Consumable Fuels)	25,143	341,983
Rural Electrification Corp., Ltd. (Diversified Financial Services)	154,127	753,968

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
India (continued)
Sintex Industries, Ltd. (Building Products)	330,733	$578,256
SRF, Ltd. (Textiles, Apparel & Luxury Goods)	30,711	478,135
Symphony, Ltd. (Household Durables)	1,458	51,120
Tata Motors, Ltd., Sponsored ADR (Automobiles) (b)	8,300	341,877
Tata Motors, Ltd. (Automobiles)	166,124	1,327,961
Torrent Pharmaceuticals, Ltd. (Pharmaceuticals)	9,812	185,863
Vardhman Textiles, Ltd. (Textiles, Apparel & Luxury Goods)	6,157	63,068
Wockhardt, Ltd. (Pharmaceuticals)	2,988	60,801

		17,640,541

Indonesia 2.0%
Astra Agro Lestari Tbk PT (Food Products)	137,200	214,503
Bank Negara Indonesia Persero Tbk PT (Banks)	2,636,700	1,304,685
Bank Rakyat Indonesia Persero Tbk PT (Banks)	1,289,800	1,154,767
Gudang Garam Tbk PT (Tobacco)	43,100	164,390
Indofood Sukses Makmur Tbk PT (Food Products)	989,700	513,073
United Tractors Tbk PT (Machinery)	541,400	890,750

		4,242,168

Malaysia 1.4%
AirAsia BHD (Airlines)	511,900	325,992
AMMB Holdings BHD (Banks)	323,300	587,547
Berjaya Auto BHD (Specialty Retail)	284,300	321,942
Coastal Contracts BHD (Machinery)	94,500	79,672
Genting Plantations BHD (Food Products)	32,800	91,379
Hong Leong Financial Group BHD (Banks)	13,300	60,375
IOI Properties Group BHD (Real Estate Management & Development)	119,600	71,739
Malayan Banking BHD (Banks)	142,100	366,618
Malaysia Building Society BHD (Thrifts & Mortgage Finance)	500,500	293,271
MISC BHD (Marine)	90,900	232,683
Padini Holdings BHD (Specialty Retail)	3,800	1,491
Press Metal BHD (Metals & Mining)	445,100	352,932
Puncak Niaga Holdings BHD (Water Utilities) (a)	108,300	78,558
TA Enterprise BHD (Hotels, Restaurants & Leisure)	608,300	121,155
TDM BHD (Food Products)	121,400	26,537

		3,011,891

Mexico 4.1%
Alpek S.A.B. de C.V. (Chemicals)	176,500	239,521
♦America Movil S.A.B. de C.V. Series L (Wireless Telecommunication Services)	2,443,404	2,560,940

	Shares	Value

Mexico (continued)
Coca-Cola Femsa S.A.B. de C.V. Series L (Beverages)	23,300	$186,330
Credito Real S.A.B. de C.V. (Consumer Finance)	79,459	195,669
Empresas ICA S.A.B. de C.V. (Construction & Engineering) (a)(c)	422,700	374,705
Fibra Uno Administracion S.A. de C.V. (Real Estate Investment Trusts)	210,500	524,946
Fomento Economico Mexicano S.A.B. de C.V. (Beverages) (a)	16,000	144,774
Gruma S.A.B. de C.V. Class B (Food Products)	67,600	814,355
Grupo Bimbo S.A.B. de C.V. Class A (Food Products) (a)	236,100	632,955
Grupo Herdez S.A.B De C.V. (Food Products) (a)	34,600	94,066
Grupo Mexico S.A.B. de C.V. (Metals & Mining)	117,600	363,409
Grupo Televisa S.A.B. (Media) (a)	55,200	401,893
Industrias Bachoco S.A.B. de C.V. Series B (Food Products) (a)	43,700	194,602
Mexichem S.A.B de C.V. (Chemicals)	119,300	341,290
OHL Mexico S.A.B. de C.V. (Transportation Infrastructure) (a)	434,321	877,588
Wal-Mart de Mexico S.A.B. de C.V. (Food & Staples Retailing)	294,600	693,199

		8,640,242

Peru 0.0%‡
Ferreycorp SAA (Trading Companies & Distributors)	96,855	42,380

Philippines 0.3%
Cebu Air, Inc. (Airlines)	120,400	229,824
DMCI Holdings, Inc. (Industrial Conglomerates)	1,167,650	393,105

		622,929

Poland 2.1%
Asseco Poland S.A. (Software)	24,267	408,611
Ciech S.A. (Chemicals)	5,716	93,119
Cyfrowy Polsat S.A. (Media)	26,524	184,791
Enea S.A. (Electric Utilities)	73,069	330,764
Energa S.A. (Electric Utilities)	41,310	286,786
KGHM Polska Miedz S.A. (Metals & Mining)	6,912	242,247
PGE Polska Grupa Energetyozna S.A. (Electric Utilities)	18,990	109,399
PKP Cargo S.A. (Road & Rail)	1,907	44,727
Polski Koncern Naftowy Orlen S.A. (Oil, Gas & Consumable Fuels)	22,836	433,942
Polskie Gornictwo Naftowe i Gazownictwo S.A. (Oil, Gas & Consumable Fuels)	334,729	604,711
Powszechny Zaklad Ubezpieczen S.A. (Insurance)	5,440	709,699

14	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Poland (continued)
Synthos S.A. (Chemicals)	59,590	$78,155
Tauron Polska Energia S.A. (Electric Utilities)	600,674	804,643

		4,331,594

Republic of Korea 16.2%
AK Holdings, Inc. (Chemicals)	6,917	549,453
Amorepacific Corp. (Personal Products) (d)(e)	284	1,028,970
Amorepacific Group (Personal Products) (d)(e)	512	778,507
Asiana Airlines, Inc. (Airlines) (a)	51,213	368,224
Celltrion, Inc. (Pharmaceuticals) (a)	706	55,887
CJ CheilJedang Corp. (Food Products)	1,673	651,612
Daewoo Securities Co., Ltd. (Capital Markets)	62,173	969,280
DGB Financial Group, Inc. (Banks)	29,728	336,056
Dong-A Socio Holdings Co., Ltd. (Pharmaceuticals)	2,167	309,414
Dongwon F&B Co., Ltd. (Food Products)	1,326	435,548
Golfzon Co., Ltd. (Software) (a)	3,780	442,528
Golfzonyuwonholdings Co., Ltd. (Distributors)	18,417	226,829
Green Cross, Corp. (Biotechnology)	142	23,354
GS Holdings, Corp. (Oil, Gas & Consumable Fuels)	2,849	132,665
Hanil Cement Co., Ltd. (Construction Materials)	2,732	383,704
Hansol Chemical Co., Ltd. (Chemicals)	2,908	196,035
Hanwha Corp. (Chemicals)	37,352	1,465,726
Harim Holdings Co., Ltd. (Industrial Conglomerates) (a)	86,310	410,582
♦Hyosung Corp. (Chemicals)	18,823	2,082,569
Hyundai Corp. (Trading Companies & Distributors)	5,964	188,747
Hyundai Mobis Co., Ltd. (Auto Components)	2,580	566,286
♦Hyundai Motor Co. (Automobiles)	363	56,982
Hyundai Steel Co. (Metals & Mining)	3,452	252,208
Industrial Bank of Korea (Banks)	113,238	1,555,250
KB Financial Group, Inc. (Banks)	8,566	326,037
KEPCO Plant Service & Engineering Co., Ltd. (Commercial Services & Supplies)	4,205	381,146
KH Vatec Co., Ltd. (Electronic Equipment, Instruments & Components)	10,885	220,280
Kia Motors Corp. (Automobiles)	10,570	487,102
Korea Aerospace Industries, Ltd. (Aerospace & Defense)	9,434	576,481
Korea Electric Power Corp. (Electric Utilities)	21,436	930,725
Korea Electric Terminal Co., Ltd. (Electrical Equipment)	1,642	111,904
Korea Petro Chemical Ind Co., Ltd. (Chemicals)	6,043	974,882
Korean Air Lines Co., Ltd. (Airlines) (a)	17,100	728,878
Kwang Dong Pharmaceutical Co., Ltd. (Pharmaceuticals)	47,453	730,455

	Shares	Value

Republic of Korea (continued)
LF Corp. (Textiles, Apparel & Luxury Goods)	17,035	$558,656
LG Display Co., Ltd. (Electronic Equipment, Instruments & Components)	11,928	329,637
LG Household & Health Care, Ltd. (Household Products)	2,433	1,784,631
Meritz Securities Co., Ltd. (Capital Markets)	28,387	165,684
Mirae Asset Securities Co., Ltd. (Capital Markets)	16,374	901,773
NCSoft Corp. (Software)	4,509	859,038
Neowiz Games Corp. (Software) (a)	30,218	614,303
NH Investment & Securities Co., Ltd. (Capital Markets)	117,185	1,620,189
OCI Materials Co., Ltd. (Chemicals)	7,222	683,517
Partron Co., Ltd. (Electronic Equipment, Instruments & Components)	45,596	478,162
POSCO (Metals & Mining)	3,348	792,216
S&T Motiv Co., Ltd. (Auto Components)	2,034	120,210
Samchully Co., Ltd. (Gas Utilities)	673	80,674
♦Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	1,129	1,480,700
Seah Besteel Corp. (Metals & Mining)	5,050	172,247
SeAH Steel Corp. (Metals & Mining)	3,121	236,369
Silicon Works Co., Ltd. (Semiconductors & Semiconductor Equipment)	17,962	680,580
SK Holdings Co., Ltd. (Industrial Conglomerates)	4,096	705,295
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	25,996	1,111,393
SK Telecom Co., Ltd. (Wireless Telecommunication Services)	3,316	887,104
SL Corp. (Auto Components)	16,346	284,752
Soulbrain Co., Ltd. (Chemicals)	4,181	161,545
Ssangyong Cement Industrial Co., Ltd. (Construction Materials) (a)	8,679	136,246
Sungwoo Hitech Co., Ltd. (Auto Components)	50,642	532,300

		34,311,527

Russia 0.8%
Gazprom OAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	119,280	706,539
Surgutneftegas OAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	79,506	576,360
Tatneft OAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	7,138	243,616
Uralkali PJSC, Sponsored ADR (Chemicals)	13,992	206,545

		1,733,060

South Africa 8.4%
Astral Foods, Ltd. (Food Products)	38,583	585,551
Barclays Africa Group, Ltd. (Banks)	70,178	1,122,920
Barloworld, Ltd. (Trading Companies & Distributors)	43,846	350,077

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
South Africa (continued)
DataTec, Ltd. (Electronic Equipment, Instruments & Components)	48,433	$251,619
FirstRand, Ltd. (Diversified Financial Services)	346,139	1,651,694
Investec, Ltd. (Capital Markets)	102,830	975,390
Lewis Group, Ltd. (Specialty Retail)	84,311	612,873
Liberty Holdings, Ltd. (Insurance)	68,170	948,893
Mediclinic International, Ltd. (Health Care Providers & Services)	89,152	942,664
MMI Holdings, Ltd. (Insurance)	341,927	972,787
Mpact, Ltd. (Containers & Packaging)	5,263	19,069
MTN Group, Ltd. (Wireless Telecommunication Services)	19,940	399,547
♦Naspers, Ltd. (Media)	19,986	3,136,129
Netcare, Ltd. (Health Care Providers & Services)	321,769	1,124,325
Sanlam, Ltd. (Insurance)	213,109	1,376,633
Sappi, Ltd. (Paper & Forest Products) (a)	153,097	627,593
Sasol, Ltd. (Oil, Gas & Consumable Fuels)	10,583	427,271
Sibanye Gold, Ltd. (Metals & Mining)	271,505	640,833
SPAR Group, Ltd. (The) (Food & Staples Retailing)	46,808	751,214
Super Group, Ltd. (Specialty Retail) (a)	14,056	42,572
Telkom SA SOC, Ltd. (Diversified Telecommunication Services) (a)	121,481	835,879

		17,795,533

Taiwan 11.1%
Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	31,000	43,933
AmTRAN Technology Co., Ltd. (Household Durables)	220,000	125,857
Ardentec Corp. (Semiconductors & Semiconductor Equipment)	78,516	73,645
Asia Cement Corp. (Construction Materials)	390,000	493,523
AU Optronics Corp. (Electronic Equipment, Instruments & Components)	854,000	430,654
China Airlines, Ltd. (Airlines) (a)	1,796,000	955,014
China Motor Corp. (Automobiles)	285,000	241,809
Compal Electronics, Inc. (Technology Hardware, Storage & Peripherals)	625,000	569,424
Coretronic Corp. (Electronic Equipment, Instruments & Components)	318,250	431,963
CTBC Financial Holding Co., Ltd. (Banks)	623,768	485,497
Elitegroup Computer Systems Co., Ltd. (Technology Hardware, Storage & Peripherals)	388,766	389,010
Fubon Financial Holding Co., Ltd. (Diversified Financial Services)	247,000	530,877
Great Wall Enterprise Co., Ltd. (Food Products)	134,000	109,126

	Shares	Value

Taiwan (continued)
Hon Hai Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	430,960	$1,291,960
Hu Lane Associate, Inc. (Auto Components)	87,000	441,904
Innolux Corp. (Electronic Equipment, Instruments & Components)	955,000	493,703
Inotera Memories, Inc. (Semiconductors & Semiconductor Equipment) (a)	249,000	286,671
Inventec Corp. (Technology Hardware, Storage & Peripherals)	1,636,000	1,156,543
Johnson Health Tech Co., Ltd. (Leisure Products)	31,000	80,405
King’s Town Bank Co., Ltd. (Banks)	205,000	210,302
Long Chen Paper Co., Ltd. (Paper & Forest Products)	280,000	123,717
Mega Financial Holding Co., Ltd. (Banks)	1,907,000	1,696,110
Micro-Star International Co., Ltd. (Technology Hardware, Storage & Peripherals)	489,000	584,008
Oriental Union Chemical Corp. (Chemicals)	109,000	97,687
Pegatron Corp. (Technology Hardware, Storage & Peripherals)	492,000	1,459,661
PharmaEngine, Inc. (Biotechnology) (a)	19,000	171,168
Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	869,000	1,218,275
Rechi Precision Co., Ltd. (Machinery)	185,670	201,185
Ruentex Industries, Ltd. (Textiles, Apparel & Luxury Goods)	105,000	257,540
Shinkong Synthetic Fibers Corp. (Chemicals)	127,000	46,130
Siliconware Precision Industries Co., Ltd. (Semiconductors & Semiconductor Equipment)	806,000	1,325,126
Ta Chen Stainless Pipe Co., Ltd. (Metals & Mining) (a)	232,000	155,893
Ta Chong Bank, Ltd. (Banks) (a)	78,000	27,984
Taishin Financial Holding Co., Ltd. (Banks)	608,523	278,619
Taiwan PCB Techvest Co., Ltd. (Electronic Equipment, Instruments & Components)	144,000	234,157
♦Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	940,000	4,538,125
Wah Lee Industrial Corp. (Electronic Equipment, Instruments & Components)	30,000	56,162
Wan Hai Lines, Ltd. (Marine)	954,000	1,057,110
Wisdom Marine Lines Co., Ltd. (Marine) (a)	52,000	68,230
WPG Holdings, Ltd. (Electronic Equipment, Instruments & Components)	286,000	357,754
Yageo Corp. (Electronic Equipment, Instruments & Components)	226,920	466,284
YungShin Global Holding Corp. (Pharmaceuticals)	54,000	98,148

		23,360,893

16	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Thailand 3.6%
Bangkok Expressway PCL (Transportation Infrastructure)	55,900	$66,023
Banpu PCL, NVDR (Oil, Gas & Consumable Fuels)	441,200	387,035
Bumrungrad Hospital PCL, NVDR (Health Care Providers & Services)	15,100	73,306
Delta Electronics Thailand PCL, NVDR (Electronic Equipment, Instruments & Components)	256,000	647,643
GFPT PCL, NVDR (Food Products)	202,000	72,268
Hana Microelectronics PCL, NVDR (Electronic Equipment, Instruments & Components)	92,200	124,149
IRPC PCL, NVDR (Oil, Gas & Consumable Fuels)	384,300	53,504
Jasmine International PCL, NVDR (Diversified Telecommunication Services)	1,032,400	172,057
Kasikornbank PCL, NVDR (Banks)	111,800	709,864
Krung Thai Bank PCL, NVDR (Banks)	1,788,000	1,082,029
PTT Exploration & Production PCL, NVDR (Oil, Gas & Consumable Fuels)	175,300	619,918
PTT Global Chemical PCL, NVDR (Chemicals)	725,800	1,413,383
PTT PCL, NVDR (Oil, Gas & Consumable Fuels)	107,200	1,154,422
Siam Commercial Bank PCL (The), NVDR (Banks)	90,600	436,130
Thai Oil PCL, NVDR (Oil, Gas & Consumable Fuels)	40,300	71,367
Thai Union Frozen Products PCL, NVDR (Food Products)	593,200	366,711
Thanachart Capital PCL, NVDR (Banks)	141,300	145,593
TMB Bank PCL, NVDR (Banks)	892,300	70,199

		7,665,601

Turkey 2.5%
Aksa Akrilik Kimya Sanayii AS (Textiles, Apparel & Luxury Goods)	72,948	293,393
Dogus Otomotiv Servis ve Ticaret AS (Distributors)	87,557	425,888
Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	62,728	105,243
Koza Altin Isletmeleri AS (Metals & Mining)	55,897	582,741
TAV Havalimanlari Holding AS (Transportation Infrastructure)	149,065	1,308,690
Tofas Turk Otomobil Fabrikasi AS (Automobiles)	66,751	409,269
Trakya Cam Sanayi AS (Building Products)	12,419	14,953
Tupras Turkiye Petrol Rafinerileri AS (Oil, Gas & Consumable Fuels) (a)	19,853	482,572
Turk Hava Yollari AO (Airlines) (a)	62,921	209,059
Turkiye Is Bankasi Class C (Banks)	340,222	765,395

	Shares	Value

Turkey (continued)
Turkiye Vakiflar Bankasi TAO Class D (Banks)	366,722	$650,923

		5,248,126

United States 0.1%
China Yuchai International, Ltd. (Machinery) (b)	5,700	114,912

Total Common Stocks (Cost $176,536,704)		199,240,474

Exchange-Traded Fund 0.5% (f)
United States 0.5%
iShares MSCI China ETF (Capital Markets)	16,800	1,053,024

Total Exchange-Traded Fund (Cost $1,048,393)		1,053,024

Preferred Stocks 4.1%
Brazil 1.8%
Banco ABC Brasil S.A. 5.00% (Banks)	29,100	124,592
Banco Bradesco S.A. 3.23% (Banks)	22,800	243,366
Banco do Estado do Rio Grande do Sul S.A. Class B 6.20% (Banks)	61,000	236,675
Braskem S.A. Class A 4.55% (Chemicals)	93,900	392,685
Cia Energetica de Minas Gerais 20.03% (Electric Utilities)	140,200	677,048
Cia Energetica de Sao Paulo Class B 28.05% (Independent Power & Renewable Electricity Producers)	7,700	48,557
Cia Paranaense de Energia Class B 7.07% (Electric Utilities)	42,800	481,703
Itau Unibanco Holding S.A. 3.40% (Banks)	40,750	521,116
Petroleo Brasileiro S.A. 0.00% (Oil, Gas & Consumable Fuels) (a)	63,000	272,872
Randon Participacoes S.A. 5.48% (Machinery)	99,600	132,229
Vale S.A. 8.30% (Metals & Mining)	107,100	645,170

		3,776,013

Colombia 0.3%
Avianca Holdings S.A. 2.12% (Airlines)	97,274	153,139
Banco Davivienda S.A. 2.95% (Banks)	44,888	521,998

		675,137

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

	Shares	Value

Preferred Stocks (continued)
Republic of Korea 2.0%
♦Hyundai Motor Co. 2.54% (Automobiles)	10,685	$1,181,738
♦Hyundai Motor Co. 2.56% (Automobiles)	6,816	772,958
LG Chem, Ltd. 2.20% (Chemicals)	1,248	212,663
♦Samsung Electronics Co., Ltd. 1.80% (Technology Hardware, Storage & Peripherals)	1,995	2,020,473

		4,187,832

Total Preferred Stocks (Cost $10,292,314)		8,638,982

	Principal Amount
Short-Term Investment 0.6%
Repurchase Agreement 0.6%
United States 0.6%
State Street Bank and Trust Co. 0.00%, dated 4/30/15 due 5/1/15 Proceeds at Maturity $1,422,506 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $1,475,000 and a Market Value of $1,453,436) (Capital Markets)	$1,422,506	1,422,506

Total Short-Term Investment (Cost $1,422,506)		1,422,506

Total Investments, Before Investments Sold Short (Cost $189,299,917) (g)	99.5%	210,354,986

	Shares
Investment Sold Short (1.9%)
Exchange-Traded Fund Sold Short (1.9%) (f)
United States (1.9%)
iShares MSCI Emerging Markets ETF (Capital Markets)	(95,975)	(4,115,408)

Total Investment Sold Short (Proceeds $4,137,015)		(4,115,408)

Total Investments, Net of Investments Sold Short (Cost $185,162,902)	97.6	206,239,578
Other Assets, Less Liabilities	2.4	5,088,355
Net Assets	100.0%	$211,327,933
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short. (See Note 2(J))

(c)	All or a portion of this security was held on loan. As of April 30, 2015, the market value of securities loaned was $311,110 and the Fund received non-cash collateral in the amount of $327,588. (See Note 2(N))

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2015, the total market value of these securities was $3,325,710, which represented 1.6% of the Fund’s net assets.

(e)	Illiquid security—As of April 30, 2015, the total market value of these securities was $3,325,710, which represented 1.6% of the Fund’s net assets.

(f)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(g)	As of April 30, 2015, cost was $190,361,129 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$29,855,302
Gross unrealized depreciation	(9,861,445)

Net unrealized appreciation	$19,993,857

18	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Equity Swap Contracts

Open OTC equity swap contracts as of April 30, 2015 were as follows:

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Appreciation

Merrill Lynch	AAC Technologies Holdings, Inc.	1 Month LIBOR BBA minus 1.00 bps	2/8/2016	$(161)	$6,797
Merrill Lynch	Adcock Ingram Holdings, Ltd.	1 Month LIBOR BBA minus 1.00 bps	7/20/2015	(23)	2,960
Merrill Lynch	Advanced Semiconductor Engineering, Inc.	1 Month LIBOR BBA plus 0.65 bps	6/8/2015	211	49,732
Merrill Lynch	Advanced Semiconductor Engineering, Inc.	1 Month LIBOR BBA plus 0.65 bps	11/23/2015	103	26,169
Merrill Lynch	Advanced Semiconductor Engineering, Inc.	1 Month LIBOR BBA plus 0.65 bps	1/4/2016	254	43,064
Merrill Lynch	Advanced Semiconductor Engineering, Inc.	1 Month LIBOR BBA plus 0.65 bps	2/11/2016	64	14,364
Merrill Lynch	African Rainbow Minerals, Ltd.	1 Month LIBOR BBA minus 1.00 bps	3/7/2016	(101)	16,753
Merrill Lynch	African Rainbow Minerals, Ltd.	1 Month LIBOR BBA minus 1.00 bps	3/9/2016	(100)	16,473
Merrill Lynch	Ajisen China Holdings, Ltd.	1 Month LIBOR BBA minus 1.50 bps	6/22/2015	(12)	3,059
Merrill Lynch	Ajisen China Holdings, Ltd.	1 Month LIBOR BBA minus 1.50 bps	6/23/2015	(8)	1,953
Merrill Lynch	Ajisen China Holdings, Ltd.	1 Month LIBOR BBA minus 1.50 bps	7/20/2015	(36)	7,332
Merrill Lynch	Ajisen China Holdings, Ltd.	1 Month LIBOR BBA minus 1.50 bps	8/24/2015	(73)	12,383
Merrill Lynch	Ajisen China Holdings, Ltd.	1 Month LIBOR BBA minus 1.50 bps	9/28/2015	(58)	13,988
Merrill Lynch	Ajisen China Holdings, Ltd.	1 Month LIBOR BBA minus 1.50 bps	10/12/2015	(33)	7,302
Merrill Lynch	Alsea S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	8/24/2015	(27)	4,023
Merrill Lynch	Amorepacific Corp.	1 Month LIBOR BBA plus 0.65 bps	9/30/2015	645	452,656
Merrill Lynch	Amorepacific Corp.	1 Month LIBOR BBA plus 0.65 bps	10/13/2015	31	23,456
Merrill Lynch	ArcelorMittal South Africa, Ltd.	1 Month LIBOR BBA minus 1.00 bps	9/28/2015	(121)	67,616
Merrill Lynch	ArcelorMittal South Africa, Ltd.	1 Month LIBOR BBA minus 1.00 bps	10/13/2015	(40)	22,070
Merrill Lynch	ArcelorMittal South Africa, Ltd.	1 Month LIBOR BBA minus 1.00 bps	11/23/2015	(92)	47,014
Merrill Lynch	ArcelorMittal South Africa, Ltd.	1 Month LIBOR BBA minus 1.50 bps	1/4/2016	(48)	13,236
Merrill Lynch	ArcelorMittal South Africa, Ltd.	1 Month LIBOR BBA minus 1.50 bps	1/5/2016	(19)	4,979
Merrill Lynch	ArcelorMittal South Africa, Ltd.	1 Month LIBOR BBA minus 1.75 bps	3/7/2016	(19)	5,050
Merrill Lynch	ArcelorMittal South Africa, Ltd.	1 Month LIBOR BBA minus 1.75 bps	3/9/2016	(18)	4,396
Merrill Lynch	Arezzo Industria e Comercio S.A.	1 Month LIBOR BBA minus 6.80 bps	6/8/2015	(82)	38,738
Merrill Lynch	Arezzo Industria e Comercio S.A.	1 Month LIBOR BBA minus 6.80 bps	6/15/2015	(32)	18,177
Merrill Lynch	Arezzo Industria e Comercio S.A.	1 Month LIBOR BBA minus 6.80 bps	9/28/2015	(38)	23,785
Merrill Lynch	Arezzo Industria e Comercio S.A.	1 Month LIBOR BBA minus 6.80 bps	1/4/2016	(33)	9,949
Merrill Lynch	Arezzo Industria e Comercio S.A.	1 Month LIBOR BBA minus 6.80 bps	5/27/2016	(32)	1,373
Merrill Lynch	Assore, Ltd.	1 Month LIBOR BBA minus 1.50 bps	1/4/2016	(99)	34,776
Merrill Lynch	AU Optronics Corp.	1 Month LIBOR BBA plus 0.65 bps	9/29/2015	464	23,174
Merrill Lynch	AU Optronics Corp.	1 Month LIBOR BBA plus 0.65 bps	11/23/2015	158	45,226
Merrill Lynch	Axtel S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	8/24/2015	(58)	10,136
Merrill Lynch	Axtel S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	9/28/2015	(49)	6,356
Merrill Lynch	B2W Cia Digital	1 Month LIBOR BBA minus 5.50 bps	1/4/2016	(172)	23,617
Merrill Lynch	Banco Bradesco S.A.	1 Month LIBOR BBA plus 0.60 bps	4/11/2016	20	3,488
Merrill Lynch	Banco Bradesco S.A.	1 Month LIBOR BBA plus 0.60 bps	4/12/2016	20	2,965
Merrill Lynch	Bank of China, Ltd.	1 Month LIBOR BBA plus 0.45 bps	6/8/2015	244	139,559
Merrill Lynch	Bank of China, Ltd.	1 Month LIBOR BBA plus 0.45 bps	6/15/2015	73	37,896
Merrill Lynch	Bank of China, Ltd.	1 Month LIBOR BBA plus 0.45 bps	7/20/2015	71	30,518
Merrill Lynch	Bank of China, Ltd.	1 Month LIBOR BBA plus 0.45 bps	8/24/2015	66	31,310
Merrill Lynch	Bank of China, Ltd.	1 Month LIBOR BBA plus 0.45 bps	9/28/2015	38	17,168
Merrill Lynch	Bank of China, Ltd.	1 Month LIBOR BBA plus 0.45 bps	11/23/2015	216	111,075
Merrill Lynch	Bank of China, Ltd.	1 Month LIBOR BBA plus 0.45 bps	3/7/2016	157	35,453
Merrill Lynch	Bank of China, Ltd.	1 Month LIBOR BBA plus 0.45 bps	3/9/2016	155	37,119
Merrill Lynch	Bank of China, Ltd.	1 Month LIBOR BBA plus 0.45 bps	4/6/2016	52	34,480
Merrill Lynch	Bloomage BioTechnology Corp., Ltd.	1 Month LIBOR BBA minus 6.00 bps	6/8/2015	(95)	8,250
Merrill Lynch	Brasil Pharma S.A.	1 Month LIBOR BBA minus 2.50 bps	7/20/2015	(77)	68,917
Merrill Lynch	Brasil Pharma S.A.	1 Month LIBOR BBA minus 2.50 bps	8/24/2015	(39)	34,875
Merrill Lynch	Brasil Pharma S.A.	1 Month LIBOR BBA minus 2.50 bps	5/27/2016	(5)	403
Merrill Lynch	BRF S.A.	1 Month LIBOR BBA plus 0.60 bps	4/11/2016	511	43,304
Merrill Lynch	BRF S.A.	1 Month LIBOR BBA plus 0.60 bps	4/12/2016	515	38,437
Merrill Lynch	China Communications Construction Co., Ltd.	1 Month LIBOR BBA plus 0.45 bps	1/4/2016	419	358,387
Merrill Lynch	China Communications Construction Co., Ltd.	1 Month LIBOR BBA plus 0.45 bps	2/8/2016	67	30,075
Merrill Lynch	China Communications Construction Co., Ltd.	1 Month LIBOR BBA plus 0.45 bps	3/7/2016	99	76,190
Merrill Lynch	China Communications Construction Co., Ltd.	1 Month LIBOR BBA plus 0.45 bps	3/9/2016	97	76,513
Merrill Lynch	China Construction Bank Corp.	1 Month LIBOR BBA plus 0.45 bps	6/8/2015	358	153,310

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Appreciation

Merrill Lynch	China Construction Bank Corp.	1 Month LIBOR BBA plus 0.45 bps	6/15/2015	$108	$39,359
Merrill Lynch	China Construction Bank Corp.	1 Month LIBOR BBA plus 0.45 bps	6/22/2015	867	315,674
Merrill Lynch	China Construction Bank Corp.	1 Month LIBOR BBA plus 0.45 bps	8/24/2015	82	24,631
Merrill Lynch	China Construction Bank Corp.	1 Month LIBOR BBA plus 0.45 bps	9/28/2015	48	13,481
Merrill Lynch	China Construction Bank Corp.	1 Month LIBOR BBA plus 0.45 bps	1/4/2016	112	29,545
Merrill Lynch	China Construction Bank Corp.	1 Month LIBOR BBA plus 0.45 bps	2/8/2016	42	6,969
Merrill Lynch	China Construction Bank Corp.	1 Month LIBOR BBA plus 0.45 bps	4/6/2016	37	16,682
Merrill Lynch	China Life Insurance Co., Ltd.	1 Month LIBOR BBA plus 0.45 bps	8/24/2015	82	59,044
Merrill Lynch	China Life Insurance Co., Ltd.	1 Month LIBOR BBA plus 0.45 bps	9/28/2015	206	134,621
Merrill Lynch	China Life Insurance Co., Ltd.	1 Month LIBOR BBA plus 0.45 bps	11/23/2015	519	387,058
Merrill Lynch	China Life Insurance Co., Ltd.	1 Month LIBOR BBA plus 0.45 bps	3/7/2016	64	13,943
Merrill Lynch	China Life Insurance Co., Ltd.	1 Month LIBOR BBA plus 0.45 bps	3/9/2016	60	13,099
Merrill Lynch	China Life Insurance Co., Ltd.	1 Month LIBOR BBA plus 0.45 bps	5/27/2016	41	31,574
Merrill Lynch	China Mobile, Ltd.	1 Month LIBOR BBA plus 0.45 bps	9/28/2015	533	88,026
Merrill Lynch	China Mobile, Ltd.	1 Month LIBOR BBA plus 0.45 bps	11/23/2015	206	43,854
Merrill Lynch	China Mobile, Ltd.	1 Month LIBOR BBA plus 0.45 bps	2/8/2016	259	47,949
Merrill Lynch	China Mobile, Ltd.	1 Month LIBOR BBA plus 0.45 bps	3/7/2016	172	6,619
Merrill Lynch	China Mobile, Ltd.	1 Month LIBOR BBA plus 0.45 bps	3/9/2016	169	9,156
Merrill Lynch	China Petroleum & Chemical Corp.	1 Month LIBOR BBA plus 0.45 bps	6/22/2015	145	2,973
Merrill Lynch	China Petroleum & Chemical Corp.	1 Month LIBOR BBA plus 0.45 bps	3/7/2016	321	58,634
Merrill Lynch	China Petroleum & Chemical Corp.	1 Month LIBOR BBA plus 0.45 bps	3/9/2016	320	58,368
Merrill Lynch	China Suntien Green Energy Corp., Ltd.	1 Month LIBOR BBA minus 3.00 bps	9/28/2015	(116)	14,753
Merrill Lynch	China Telecom Corp., Ltd.	1 Month LIBOR BBA plus 0.45 bps	1/4/2016	538	124,446
Merrill Lynch	China Telecom Corp., Ltd.	1 Month LIBOR BBA plus 0.45 bps	3/7/2016	24	4,755
Merrill Lynch	China Telecom Corp., Ltd.	1 Month LIBOR BBA plus 0.45 bps	3/9/2016	22	4,333
Merrill Lynch	China Unicom Hong Kong, Ltd.	1 Month LIBOR BBA plus 0.45 bps	1/4/2016	543	140,573
Merrill Lynch	Chroma ATE, Inc.	1 Month LIBOR BBA minus 3.25 bps	6/22/2015	(55)	2,107
Merrill Lynch	Chroma ATE, Inc.	1 Month LIBOR BBA minus 5.00 bps	1/4/2016	(106)	8,935
Merrill Lynch	CNOOC, Ltd.	1 Month LIBOR BBA plus 0.45 bps	6/8/2015	463	22,297
Merrill Lynch	CNOOC, Ltd.	1 Month LIBOR BBA plus 0.45 bps	4/11/2016	87	23,113
Merrill Lynch	CNOOC, Ltd.	1 Month LIBOR BBA plus 0.45 bps	4/12/2016	87	22,980
Merrill Lynch	Coca-Cola Icecek A.S.	1 Month LIBOR BBA minus 7.75 bps	7/20/2015	(275)	79,087
Merrill Lynch	Coca-Cola Icecek A.S.	1 Month LIBOR BBA minus 6.00 bps	9/28/2015	(205)	60,282
Merrill Lynch	Coca-Cola Icecek A.S.	1 Month LIBOR BBA minus 6.00 bps	11/23/2015	(188)	42,286
Merrill Lynch	Coca-Cola Icecek A.S.	1 Month LIBOR BBA minus 6.00 bps	1/4/2016	(61)	13,875
Merrill Lynch	CPFL Energia S.A.	1 Month LIBOR BBA minus 1.00 bps	11/23/2015	(450)	40,618
Merrill Lynch	CPFL Energia S.A.	1 Month LIBOR BBA minus 1.00 bps	1/4/2016	(192)	12,981
Merrill Lynch	Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	1 Month LIBOR BBA plus 0.60 bps	3/7/2016	82	176
Merrill Lynch	Daphne International Holdings, Ltd.	1 Month LIBOR BBA minus 3.50 bps	8/24/2015	(36)	10,776
Merrill Lynch	Daphne International Holdings, Ltd.	1 Month LIBOR BBA minus 3.50 bps	8/25/2015	(1)	239
Merrill Lynch	D-Link Corp.	1 Month LIBOR BBA minus 5.00 bps	8/24/2015	(87)	26,578
Merrill Lynch	Dogan Sirketler Grubu Holding A.S.	1 Month LIBOR BBA minus 6.00 bps	2/8/2016	(308)	89,758
Merrill Lynch	Dogan Sirketler Grubu Holding A.S.	1 Month LIBOR BBA minus 9.25 bps	4/11/2016	(81)	5,896
Merrill Lynch	Dogan Sirketler Grubu Holding A.S.	1 Month LIBOR BBA minus 9.25 bps	4/12/2016	(82)	6,193
Merrill Lynch	Dongkuk Steel Mill Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	8/24/2015	(164)	28,545
Merrill Lynch	Dongkuk Steel Mill Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	9/30/2015	(202)	35,872
Merrill Lynch	Dongkuk Steel Mill Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	10/13/2015	(14)	1,510
Merrill Lynch	Doosan Engine Co., Ltd.	1 Month LIBOR BBA minus 7.00 bps	6/8/2015	(91)	15,731
Merrill Lynch	Doosan Engine Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	6/15/2015	(62)	11,565
Merrill Lynch	Doosan Engine Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	6/22/2015	(38)	7,385
Merrill Lynch	Doosan Engine Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	9/30/2015	(15)	2,116
Merrill Lynch	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	1 Month LIBOR BBA minus 1.50 bps	6/8/2015	(18)	2,815
Merrill Lynch	Eneva S.A.	1 Month LIBOR BBA minus 14.00 bps	6/15/2015	(76)	64,890
Merrill Lynch	Eneva S.A.	1 Month LIBOR BBA minus 14.00 bps	6/22/2015	(94)	79,211
Merrill Lynch	Embraer S.A.	1 Month LIBOR BBA minus 1.50 bps	1/4/2016	(187)	21,332
Merrill Lynch	Embraer S.A.	1 Month LIBOR BBA minus 2.10 bps	2/10/2016	(374)	39,453
Merrill Lynch	Empresas CMPC S.A.	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	110	21,016
Merrill Lynch	Empresas CMPC S.A.	1 Month LIBOR BBA plus 0.60 bps	1/4/2016	135	18,597
Merrill Lynch	Empresas CMPC S.A.	1 Month LIBOR BBA plus 0.60 bps	2/8/2016	49	7,750

20	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Appreciation

Merrill Lynch	Empresas CMPC S.A.	1 Month LIBOR BBA plus 0.60 bps	2/9/2016	$25	$4,006
Merrill Lynch	Empresas CMPC S.A.	1 Month LIBOR BBA plus 0.60 bps	4/11/2016	109	13,961
Merrill Lynch	Empresas CMPC S.A.	1 Month LIBOR BBA plus 0.60 bps	4/12/2016	111	12,303
Merrill Lynch	Epistar Corp.	1 Month LIBOR BBA minus 2.50 bps	1/4/2016	(626)	125,613
Merrill Lynch	Fomento Economico Mexicano S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60 bps	2/8/2016	313	12,026
Merrill Lynch	Fomento Economico Mexicano S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60 bps	4/11/2016	468	15,904
Merrill Lynch	Fomento Economico Mexicano S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60 bps	4/12/2016	480	3,463
Merrill Lynch	Foschini Group, Ltd. (The)	1 Month LIBOR BBA plus 0.80 bps	2/8/2016	601	131,947
Merrill Lynch	Foschini Group, Ltd. (The)	1 Month LIBOR BBA plus 0.80 bps	4/11/2016	299	21,033
Merrill Lynch	Foschini Group, Ltd. (The)	1 Month LIBOR BBA plus 0.80 bps	4/12/2016	311	8,482
Merrill Lynch	Fubon Financial Holding Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	6/22/2015	345	209,620
Merrill Lynch	Fubon Financial Holding Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	11/23/2015	75	28,472
Merrill Lynch	Gazprom OAO	1 Month LIBOR BBA plus 0.80 bps	3/7/2016	386	115,480
Merrill Lynch	Gazprom OAO	1 Month LIBOR BBA plus 0.80 bps	3/9/2016	391	110,566
Merrill Lynch	Gazprom OAO	1 Month LIBOR BBA plus 0.80 bps	4/11/2016	38	9,393
Merrill Lynch	Gazprom OAO	1 Month LIBOR BBA plus 0.80 bps	4/12/2016	39	8,943
Merrill Lynch	GeoVision, Inc.	1 Month LIBOR BBA minus 5.00 bps	5/27/2016	(132)	57,474
Merrill Lynch	Gerdau S.A.	1 Month LIBOR BBA minus 0.50 bps	3/7/2016	(284)	8,677
Merrill Lynch	Gerdau S.A.	1 Month LIBOR BBA minus 0.50 bps	3/9/2016	(304)	26,978
Merrill Lynch	Getin Noble Bank S.A.	1 Month LIBOR BBA minus 5.00 bps	3/7/2016	(46)	1,060
Merrill Lynch	Getin Noble Bank S.A.	1 Month LIBOR BBA minus 5.00 bps	3/9/2016	(46)	706
Merrill Lynch	Gol Linhas Aereas Inteligentes S.A.	1 Month LIBOR BBA minus 15.50 bps	6/8/2015	(187)	115,156
Merrill Lynch	Gol Linhas Aereas Inteligentes S.A.	1 Month LIBOR BBA minus 15.50 bps	6/15/2015	(59)	35,333
Merrill Lynch	Gol Linhas Aereas Inteligentes S.A.	1 Month LIBOR BBA minus 15.50 bps	6/22/2015	(74)	42,890
Merrill Lynch	Gol Linhas Aereas Inteligentes S.A.	1 Month LIBOR BBA minus 15.50 bps	7/20/2015	(41)	22,327
Merrill Lynch	Gol Linhas Aereas Inteligentes S.A.	1 Month LIBOR BBA minus 15.50 bps	11/23/2015	(282)	126,168
Merrill Lynch	Goodbaby International Holdings, Ltd.	1 Month LIBOR BBA minus 6.00 bps	6/8/2015	(39)	5,321
Merrill Lynch	Goodbaby International Holdings, Ltd.	1 Month LIBOR BBA minus 0.45 bps	6/15/2015	(57)	5,622
Merrill Lynch	Goodbaby International Holdings, Ltd.	1 Month LIBOR BBA minus 6.00 bps	6/22/2015	(61)	5,467
Merrill Lynch	Goodbaby International Holdings, Ltd.	1 Month LIBOR BBA minus 6.00 bps	6/23/2015	(36)	3,264
Merrill Lynch	Gourmet Master Co., Ltd.	1 Month LIBOR BBA minus 6.00 bps	9/29/2015	(80)	37,383
Merrill Lynch	Greatview Aseptic Packaging Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	6/8/2015	(84)	284
Merrill Lynch	Greatview Aseptic Packaging Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	7/20/2015	(52)	6,135
Merrill Lynch	Greatview Aseptic Packaging Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	7/23/2015	(27)	3,049
Merrill Lynch	Greatview Aseptic Packaging Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	7/24/2015	(29)	3,128
Merrill Lynch	Greatview Aseptic Packaging Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	9/28/2015	(20)	4,214
Merrill Lynch	Grindrod, Ltd.	1 Month LIBOR BBA minus 1.00 bps	11/23/2015	(52)	16,763
Merrill Lynch	Grindrod, Ltd.	1 Month LIBOR BBA minus 1.00 bps	3/7/2016	(39)	5,650
Merrill Lynch	Grindrod, Ltd.	1 Month LIBOR BBA minus 1.00 bps	3/9/2016	(38)	5,352
Merrill Lynch	Grindrod, Ltd.	1 Month LIBOR BBA minus 1.00 bps	4/11/2016	(61)	3,365
Merrill Lynch	Grindrod, Ltd.	1 Month LIBOR BBA minus 1.00 bps	4/12/2016	(60)	2,052
Merrill Lynch	Grupo Mexico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60 bps	3/7/2016	178	2,559
Merrill Lynch	Grupo Mexico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60 bps	3/9/2016	179	2,042
Merrill Lynch	Grupo Mexico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60 bps	4/11/2016	21	2,212
Merrill Lynch	Grupo Mexico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60 bps	4/12/2016	22	1,846
Merrill Lynch	Grupo Simec S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	1/4/2016	(89)	19,503
Merrill Lynch	Grupo Simec S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	2/8/2016	(27)	4,106
Merrill Lynch	Grupo Simec S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	3/7/2016	(77)	4,980
Merrill Lynch	Grupo Simec S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	3/9/2016	(77)	4,344
Merrill Lynch	Grupo Simec S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	4/12/2016	(53)	66
Merrill Lynch	Grupo Televisa S.A.B.	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	594	38,072
Merrill Lynch	Grupo Televisa S.A.B.	1 Month LIBOR BBA plus 0.60 bps	1/4/2016	247	2,030
Merrill Lynch	Grupo Televisa S.A.B.	1 Month LIBOR BBA plus 0.60 bps	2/8/2016	115	9,315
Merrill Lynch	Grupo Televisa S.A.B.	1 Month LIBOR BBA plus 0.60 bps	3/7/2016	30	2,923
Merrill Lynch	Grupo Televisa S.A.B.	1 Month LIBOR BBA plus 0.60 bps	3/9/2016	29	2,951
Merrill Lynch	Grupo Televisa S.A.B.	1 Month LIBOR BBA plus 0.60 bps	4/11/2016	40	2,437
Merrill Lynch	Grupo Televisa S.A.B.	1 Month LIBOR BBA plus 0.60 bps	4/12/2016	39	2,106
Merrill Lynch	Hanjin Heavy Industries & Construction Co., Ltd.	1 Month LIBOR BBA minus 4.50 bps	7/20/2015	(15)	3,237
Merrill Lynch	Harmony Gold Mining Co., Ltd.	1 Month LIBOR BBA minus 1.00 bps	6/8/2015	(82)	32,165
Merrill Lynch	Harmony Gold Mining Co., Ltd.	1 Month LIBOR BBA minus 1.00 bps	6/9/2015	(1)	470
Merrill Lynch	Harmony Gold Mining Co., Ltd.	1 Month LIBOR BBA minus 1.00 bps	6/22/2015	(134)	50,812

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Appreciation

Merrill Lynch	Harmony Gold Mining Co., Ltd.	1 Month LIBOR BBA minus 1.00 bps	7/20/2015	$(87)	$27,037
Merrill Lynch	Harmony Gold Mining Co., Ltd.	1 Month LIBOR BBA minus 1.00 bps	10/13/2015	(46)	12,464
Merrill Lynch	Harmony Gold Mining Co., Ltd.	1 Month LIBOR BBA minus 1.00 bps	11/23/2015	(69)	3,567
Merrill Lynch	Hiwin Technologies Corp.	1 Month LIBOR BBA minus 4.50 bps	2/11/2016	(543)	21,948
Merrill Lynch	Hollysys Automation Technologies, Ltd.	1 Month LIBOR BBA minus 0.40 bps	11/23/2015	(326)	18,084
Merrill Lynch	Hollysys Automation Technologies, Ltd.	1 Month LIBOR BBA minus 0.40 bps	1/4/2016	(239)	32,242
Merrill Lynch	Hyundai Glovis Co., Ltd.	1 Month LIBOR BBA minus 0.50 bps	2/11/2016	(70)	13,372
Merrill Lynch	Hyundai Glovis Co., Ltd.	1 Month LIBOR BBA minus 1.00 bps	3/7/2016	(149)	4,020
Merrill Lynch	Hyundai Glovis Co., Ltd.	1 Month LIBOR BBA minus 1.00 bps	3/9/2016	(148)	3,441
Merrill Lynch	Hyundai Mipo Dockyard Co., Ltd.	1 Month LIBOR BBA minus 2.00 bps	8/24/2015	(31)	11,234
Merrill Lynch	Hyundai Mipo Dockyard Co., Ltd.	1 Month LIBOR BBA minus 2.00 bps	9/30/2015	(199)	48,387
Merrill Lynch	Hypermarcas S.A.	1 Month LIBOR BBA plus 0.60 bps	3/7/2016	139	6,498
Merrill Lynch	Hypermarcas S.A.	1 Month LIBOR BBA plus 0.60 bps	3/9/2016	366	18,861
Merrill Lynch	Iljin Materials Co., Ltd.	1 Month LIBOR BBA minus 12.00 bps	6/8/2015	(146)	43,766
Merrill Lynch	Iljin Materials Co., Ltd.	1 Month LIBOR BBA minus 6.75 bps	5/27/2016	(20)	6,066
Merrill Lynch	iMarketKorea, Inc.	1 Month LIBOR BBA minus 6.00 bps	8/24/2015	(144)	37,060
Merrill Lynch	iMarketKorea, Inc.	1 Month LIBOR BBA minus 6.00 bps	9/30/2015	(16)	3,207
Merrill Lynch	iMarketKorea, Inc.	1 Month LIBOR BBA minus 6.00 bps	10/13/2015	(72)	11,933
Merrill Lynch	iMarketKorea, Inc.	1 Month LIBOR BBA minus 6.00 bps	11/23/2015	(111)	11,691
Merrill Lynch	Industrial & Commercial Bank of China, Ltd.	1 Month LIBOR BBA plus 0.45 bps	6/8/2015	322	148,948
Merrill Lynch	Industrial & Commercial Bank of China, Ltd.	1 Month LIBOR BBA plus 0.45 bps	6/15/2015	97	38,036
Merrill Lynch	Industrial & Commercial Bank of China, Ltd.	1 Month LIBOR BBA plus 0.45 bps	7/20/2015	349	124,915
Merrill Lynch	Industrial & Commercial Bank of China, Ltd.	1 Month LIBOR BBA plus 0.45 bps	8/24/2015	80	23,687
Merrill Lynch	Industrial & Commercial Bank of China, Ltd.	1 Month LIBOR BBA plus 0.45 bps	9/28/2015	49	14,158
Merrill Lynch	Industrial & Commercial Bank of China, Ltd.	1 Month LIBOR BBA plus 0.45 bps	2/8/2016	98	16,857
Merrill Lynch	Industrial & Commercial Bank of China, Ltd.	1 Month LIBOR BBA plus 0.45 bps	4/6/2016	72	34,364
Merrill Lynch	Industrial & Commercial Bank of China, Ltd.	1 Month LIBOR BBA plus 0.45 bps	4/11/2016	252	61,559
Merrill Lynch	Industrial & Commercial Bank of China, Ltd.	1 Month LIBOR BBA plus 0.45 bps	4/12/2016	254	58,103
Merrill Lynch	Industrias CH S.A.B. de C.V.	1 Month LIBOR BBA minus 0.50 bps	7/20/2015	(7)	1,842
Merrill Lynch	Industrias CH S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	7/20/2015	(77)	21,397
Merrill Lynch	Industrias CH S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	11/23/2015	(77)	19,063
Merrill Lynch	Industrias CH S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	3/7/2016	(29)	1,026
Merrill Lynch	Industrias CH S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	3/9/2016	(29)	936
Merrill Lynch	Industrias CH S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	4/12/2016	(51)	296
Merrill Lynch	Innolux Corp.	1 Month LIBOR BBA plus 0.65 bps	9/29/2015	615	22,246
Merrill Lynch	Innolux Corp.	1 Month LIBOR BBA plus 0.65 bps	11/23/2015	119	31,677
Merrill Lynch	International Meal Co. Alimentacao S.A.	1 Month LIBOR BBA minus 1.00 bps	6/8/2015	(69)	46,701
Merrill Lynch	International Meal Co. Alimentacao S.A.	1 Month LIBOR BBA minus 0.75 bps	6/15/2015	(70)	47,215
Merrill Lynch	International Meal Co. Alimentacao S.A.	1 Month LIBOR BBA minus 0.80 bps	6/22/2015	(62)	41,936
Merrill Lynch	International Meal Co. Alimentacao S.A.	1 Month LIBOR BBA minus 0.90 bps	9/28/2015	(47)	32,782
Merrill Lynch	International Meal Co. Alimentacao S.A.	1 Month LIBOR BBA minus 1.00 bps	1/4/2016	(23)	12,185
Merrill Lynch	International Meal Co. Alimentacao S.A.	1 Month LIBOR BBA minus 0.90 bps	5/27/2016	(28)	1,965
Merrill Lynch	Interpark Holdings Corp.	1 Month LIBOR BBA minus 5.50 bps	1/4/2016	(91)	935
Merrill Lynch	Interpark Holdings Corp.	1 Month LIBOR BBA minus 5.50 bps	1/5/2016	(118)	884
Merrill Lynch	Interpark Holdings Corp.	1 Month LIBOR BBA minus 5.50 bps	2/11/2016	(113)	2,126
Merrill Lynch	Interpark Holdings Corp.	1 Month LIBOR BBA minus 5.50 bps	4/11/2016	(22)	715
Merrill Lynch	Interpark Holdings Corp.	1 Month LIBOR BBA minus 5.50 bps	4/12/2016	(22)	327
Merrill Lynch	Iochpe-Maxion S.A.	1 Month LIBOR BBA minus 1.40 bps	3/7/2016	(38)	5,673
Merrill Lynch	Iochpe-Maxion S.A.	1 Month LIBOR BBA minus 1.40 bps	3/9/2016	(38)	5,942
Merrill Lynch	Itau Unibanco Holding S.A.	1 Month LIBOR BBA plus 0.60 bps	4/11/2016	40	7,674
Merrill Lynch	Itau Unibanco Holding S.A.	1 Month LIBOR BBA plus 0.60 bps	4/12/2016	41	6,771
Merrill Lynch	Itausa—Investimentos Itau S.A.	1 Month LIBOR BBA plus 0.60 bps	4/11/2016	342	54,836
Merrill Lynch	Itausa—Investimentos Itau S.A.	1 Month LIBOR BBA plus 0.60 bps	4/12/2016	342	54,481
Merrill Lynch	Jastrzebska Spolka Weglowa S.A.	1 Month LIBOR BBA minus 5.00 bps	6/8/2015	(90)	66,319
Merrill Lynch	Jastrzebska Spolka Weglowa S.A.	1 Month LIBOR BBA minus 5.00 bps	6/15/2015	(69)	50,368
Merrill Lynch	Jastrzebska Spolka Weglowa S.A.	1 Month LIBOR BBA minus 5.00 bps	6/22/2015	(95)	71,920
Merrill Lynch	Jastrzebska Spolka Weglowa S.A.	1 Month LIBOR BBA minus 5.00 bps	10/13/2015	(31)	18,398
Merrill Lynch	Jastrzebska Spolka Weglowa S.A.	1 Month LIBOR BBA minus 5.00 bps	11/23/2015	(88)	48,165
Merrill Lynch	Jastrzebska Spolka Weglowa S.A.	1 Month LIBOR BBA minus 10.00 bps	1/4/2016	(106)	36,421
Merrill Lynch	Jastrzebska Spolka Weglowa S.A.	1 Month LIBOR BBA minus 6.00 bps	2/8/2016	(91)	30,200
Merrill Lynch	Jastrzebska Spolka Weglowa S.A.	1 Month LIBOR BBA minus 8.00 bps	5/9/2016	(37)	6,314

22	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Appreciation

Merrill Lynch	Jastrzebska Spolka Weglowa S.A.	1 Month LIBOR BBA minus 25.00 bps	5/27/2016	$(7)	$702
Merrill Lynch	JSL S.A.	1 Month LIBOR BBA minus 15.30 bps	9/28/2015	(26)	7,288
Merrill Lynch	JSL S.A.	1 Month LIBOR BBA minus 15.30 bps	11/23/2015	(53)	14,925
Merrill Lynch	Kolao Holdings	1 Month LIBOR BBA minus 6.25 bps	6/8/2015	(39)	9,294
Merrill Lynch	Kolao Holdings	1 Month LIBOR BBA minus 4.25 bps	6/15/2015	(53)	13,956
Merrill Lynch	Kolao Holdings	1 Month LIBOR BBA minus 3.50 bps	6/22/2015	(87)	16,271
Merrill Lynch	Kolao Holdings	1 Month LIBOR BBA minus 8.00 bps	7/20/2015	(21)	1,785
Merrill Lynch	Kolao Holdings	1 Month LIBOR BBA minus 6.00 bps	9/30/2015	(91)	1,996
Merrill Lynch	Kolao Holdings	1 Month LIBOR BBA minus 4.75 bps	5/27/2016	(130)	19,935
Merrill Lynch	Korea Electric Power Corp.	1 Month LIBOR BBA plus 0.65 bps	6/15/2015	70	4,721
Merrill Lynch	Korea Electric Power Corp.	1 Month LIBOR BBA plus 0.65 bps	8/24/2015	52	7,572
Merrill Lynch	Korea Electric Power Corp.	1 Month LIBOR BBA plus 0.65 bps	10/13/2015	—	9
Merrill Lynch	Korea Electric Power Corp.	1 Month LIBOR BBA plus 0.65 bps	3/7/2016	55	8,017
Merrill Lynch	Korea Electric Power Corp.	1 Month LIBOR BBA plus 0.65 bps	3/9/2016	55	7,416
Merrill Lynch	Korea Electric Power Corp.	1 Month LIBOR BBA plus 0.65 bps	4/27/2016	521	129,445
Merrill Lynch	Korean Air Lines Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	1/4/2016	395	23,428
Merrill Lynch	LG Display Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	4/11/2016	81	952
Merrill Lynch	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	7/20/2015	(43)	10,687
Merrill Lynch	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 4.00 bps	8/24/2015	(106)	4,034
Merrill Lynch	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	9/28/2015	(39)	60
Merrill Lynch	Linx S.A.	1 Month LIBOR BBA minus 5.00 bps	6/22/2015	(104)	28,270
Merrill Lynch	Linx S.A.	1 Month LIBOR BBA minus 4.50 bps	11/23/2015	(68)	18,096
Merrill Lynch	Linx S.A.	1 Month LIBOR BBA minus 5.60 bps	1/4/2016	(25)	7,787
Merrill Lynch	Linx S.A.	1 Month LIBOR BBA minus 5.60 bps	1/5/2016	(45)	13,744
Merrill Lynch	LPP S.A.	1 Month LIBOR BBA minus 6.00 bps	11/23/2015	(444)	120,298
Merrill Lynch	LPP S.A.	1 Month LIBOR BBA minus 6.00 bps	1/4/2016	(29)	5,838
Merrill Lynch	Lock&Lock Co., Ltd.	1 Month LIBOR BBA minus 7.00 bps	6/8/2015	(55)	9,216
Merrill Lynch	Lock&Lock Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	6/15/2015	(73)	6,778
Merrill Lynch	Lock&Lock Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	6/22/2015	(82)	4,114
Merrill Lynch	Lock&Lock Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	4/6/2016	(64)	13,770
Merrill Lynch	Lock&Lock Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	5/27/2016	(71)	12,203
Merrill Lynch	Lukoil OAO	1 Month LIBOR BBA plus 0.80 bps	4/11/2016	576	93,275
Merrill Lynch	Lukoil OAO	1 Month LIBOR BBA plus 0.80 bps	4/12/2016	590	79,233
Merrill Lynch	Lung Yen Life Service Corp.	1 Month LIBOR BBA minus 5.00 bps	3/7/2016	(43)	257
Merrill Lynch	Mills Estruturas e Servicos de Engenharia S.A.	1 Month LIBOR BBA minus 5.00 bps	6/15/2015	(192)	152,637
Merrill Lynch	Mills Estruturas e Servicos de Engenharia S.A.	1 Month LIBOR BBA minus 5.00 bps	7/20/2015	(79)	64,042
Merrill Lynch	Mills Estruturas e Servicos de Engenharia S.A.	1 Month LIBOR BBA minus 5.00 bps	8/24/2015	(67)	51,426
Merrill Lynch	Mills Estruturas e Servicos de Engenharia S.A.	1 Month LIBOR BBA minus 5.00 bps	9/28/2015	(82)	60,908
Merrill Lynch	Mills Estruturas e Servicos de Engenharia S.A.	1 Month LIBOR BBA minus 5.00 bps	11/23/2015	(172)	110,673
Merrill Lynch	Mills Estruturas e Servicos de Engenharia S.A.	1 Month LIBOR BBA minus 5.00 bps	2/10/2016	(140)	33,858
Merrill Lynch	Minera Frisco S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	10/13/2015	(12)	6,966
Merrill Lynch	Minera Frisco S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	4/11/2016	(15)	3,409
Merrill Lynch	Minera Frisco S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	4/12/2016	(15)	3,822
Merrill Lynch	NHN Entertainment Corp.	1 Month LIBOR BBA minus 3.50 bps	11/23/2015	(88)	13,879
Merrill Lynch	Oi S.A.	1 Month LIBOR BBA minus 20.00 bps	1/4/2016	(545)	331,298
Merrill Lynch	Oi S.A.	1 Month LIBOR BBA minus 20.00 bps	1/5/2016	(130)	77,705
Merrill Lynch	Oi S.A.	1 Month LIBOR BBA minus 20.00 bps	2/10/2016	(330)	79,257
Merrill Lynch	Organizacion Cultiba S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	7/20/2015	(42)	9,933
Merrill Lynch	Organizacion Cultiba S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	8/24/2015	(18)	4,661
Merrill Lynch	PDG Realty S.A. Empreendimentos e Participacoes	1 Month LIBOR BBA minus 40.00 bps	6/8/2015	(44)	33,498
Merrill Lynch	PDG Realty S.A. Empreendimentos e Participacoes	1 Month LIBOR BBA minus 40.00 bps	6/15/2015	(35)	27,135
Merrill Lynch	PDG Realty S.A. Empreendimentos e Participacoes	1 Month LIBOR BBA minus 40.00 bps	6/22/2015	(59)	45,559
Merrill Lynch	PDG Realty S.A. Empreendimentos e Participacoes	1 Month LIBOR BBA minus 40.00 bps	8/24/2015	(63)	48,004
Merrill Lynch	PDG Realty S.A. Empreendimentos e Participacoes	1 Month LIBOR BBA minus 40.00 bps	9/28/2015	(55)	41,458
Merrill Lynch	PDG Realty S.A. Empreendimentos e Participacoes	1 Month LIBOR BBA minus 40.00 bps	10/13/2015	(4)	3,161
Merrill Lynch	PDG Realty S.A. Empreendimentos e Participacoes	1 Month LIBOR BBA minus 40.00 bps	11/23/2015	(286)	174,061
Merrill Lynch	PDG Realty S.A. Empreendimentos e Participacoes	1 Month LIBOR BBA minus 40.00 bps	1/4/2016	(187)	105,343
Merrill Lynch	PDG Realty S.A. Empreendimentos e Participacoes	1 Month LIBOR BBA minus 40.00 bps	2/10/2016	(150)	70,375
Merrill Lynch	PDG Realty S.A. Empreendimentos e Participacoes	1 Month LIBOR BBA minus 40.00 bps	5/6/2016	(46)	11,661
Merrill Lynch	PDG Realty S.A. Empreendimentos e Participacoes	1 Month LIBOR BBA minus 40.00 bps	5/27/2016	(5)	62
Merrill Lynch	Petroleo Brasileiro S.A.	1 Month LIBOR BBA plus 0.60 bps	4/11/2016	44	24,743

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Appreciation

Merrill Lynch	Petroleo Brasileiro S.A.	1 Month LIBOR BBA plus 0.60 bps	4/12/2016	$45	$24,238
Merrill Lynch	Ping An Insurance Group Co. of China, Ltd.	1 Month LIBOR BBA plus 0.45 bps	7/20/2015	185	146,050
Merrill Lynch	Ping An Insurance Group Co. of China, Ltd.	1 Month LIBOR BBA plus 0.45 bps	8/24/2015	79	57,983
Merrill Lynch	Ping An Insurance Group Co. of China, Ltd.	1 Month LIBOR BBA plus 0.45 bps	3/7/2016	27	9,294
Merrill Lynch	Ping An Insurance Group Co. of China, Ltd.	1 Month LIBOR BBA plus 0.45 bps	3/9/2016	21	7,596
Merrill Lynch	Polski Koncern Naftowy Orlen S.A.	1 Month LIBOR BBA plus 0.80 bps	1/4/2016	209	64,030
Merrill Lynch	Polski Koncern Naftowy Orlen S.A.	1 Month LIBOR BBA plus 0.80 bps	2/8/2016	243	88,807
Merrill Lynch	Powszechny Zaklad Ubezpieczen S.A.	1 Month LIBOR BBA plus 0.80 bps	4/11/2016	89	5,944
Merrill Lynch	Powszechny Zaklad Ubezpieczen S.A.	1 Month LIBOR BBA plus 0.80 bps	4/12/2016	89	6,202
Merrill Lynch	PPC, Ltd.	1 Month LIBOR BBA minus 1.00 bps	3/7/2016	(41)	8,044
Merrill Lynch	PPC, Ltd.	1 Month LIBOR BBA minus 1.00 bps	3/9/2016	(42)	8,299
Merrill Lynch	PPC, Ltd.	1 Month LIBOR BBA minus 1.00 bps	4/11/2016	83	113
Merrill Lynch	Royal Bafokeng Platinum, Ltd.	1 Month LIBOR BBA minus 1.00 bps	3/7/2016	(27)	4,088
Merrill Lynch	Royal Bafokeng Platinum, Ltd.	1 Month LIBOR BBA minus 1.00 bps	3/9/2016	(30)	3,959
Merrill Lynch	Royal Bafokeng Platinum, Ltd.	1 Month LIBOR BBA minus 1.00 bps	4/11/2016	(14)	604
Merrill Lynch	Royal Bafokeng Platinum, Ltd.	1 Month LIBOR BBA minus 1.00 bps	4/12/2016	(14)	669
Merrill Lynch	Samsung Electro-Mechanics Co., Ltd.	1 Month LIBOR BBA minus 0.50 bps	4/11/2016	(148)	11,979
Merrill Lynch	Samsung Electro-Mechanics Co., Ltd.	1 Month LIBOR BBA minus 0.50 bps	4/12/2016	(150)	14,057
Merrill Lynch	Samsung Electronics Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	1/4/2016	313	38,134
Merrill Lynch	Samsung Electronics Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	2/11/2016	49	4,649
Merrill Lynch	Samsung Electronics Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	3/7/2016	270	12,402
Merrill Lynch	Samsung Electronics Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	3/9/2016	270	11,135
Merrill Lynch	Seegene, Inc.	1 Month LIBOR BBA minus 6.00 bps	8/24/2015	(140)	60,191
Merrill Lynch	Seegene, Inc.	1 Month LIBOR BBA minus 6.00 bps	10/13/2015	(33)	13,625
Merrill Lynch	Sekerbank TAS	1 Month LIBOR BBA minus 8.75 bps	1/5/2016	(9)	1,893
Merrill Lynch	Seoul Semiconductor Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	11/23/2015	(414)	59,278
Merrill Lynch	Shandong Weigao Group Medical Polymer Co., Ltd.	1 Month LIBOR BBA minus 0.45 bps	9/28/2015	(205)	19,176
Merrill Lynch	Shinsegae International Co., Ltd.	1 Month LIBOR BBA minus 4.50 bps	11/23/2015	(186)	30,053
Merrill Lynch	SK Hynix, Inc.	1 Month LIBOR BBA plus 0.65 bps	6/15/2015	89	4,752
Merrill Lynch	SK Hynix, Inc.	1 Month LIBOR BBA plus 0.65 bps	6/22/2015	330	17,355
Merrill Lynch	SK Hynix, Inc.	1 Month LIBOR BBA plus 0.65 bps	2/17/2016	12	2,834
Merrill Lynch	SK Hynix, Inc.	1 Month LIBOR BBA plus 0.65 bps	3/7/2016	55	1,605
Merrill Lynch	SK Hynix, Inc.	1 Month LIBOR BBA plus 0.65 bps	3/9/2016	55	1,936
Merrill Lynch	SK Hynix, Inc.	1 Month LIBOR BBA plus 0.65 bps	4/6/2016	384	66,307
Merrill Lynch	SK Hynix, Inc.	1 Month LIBOR BBA plus 0.65 bps	4/11/2016	49	5,656
Merrill Lynch	SK Hynix, Inc.	1 Month LIBOR BBA plus 0.65 bps	4/12/2016	50	5,293
Merrill Lynch	SM Entertainment Co.	1 Month LIBOR BBA minus 6.00 bps	9/30/2015	(4)	942
Merrill Lynch	SM Entertainment Co.	1 Month LIBOR BBA minus 6.00 bps	4/11/2016	(24)	1,118
Merrill Lynch	SM Entertainment Co.	1 Month LIBOR BBA minus 7.75 bps	4/12/2016	(24)	1,261
Merrill Lynch	Standard Bank Group, Ltd.	1 Month LIBOR BBA plus 0.80 bps	2/8/2016	319	55,519
Merrill Lynch	Standard Bank Group, Ltd.	1 Month LIBOR BBA plus 0.80 bps	4/11/2016	597	101,920
Merrill Lynch	Standard Bank Group, Ltd.	1 Month LIBOR BBA plus 0.80 bps	4/12/2016	598	100,936
Merrill Lynch	Suheung Co., Ltd.	1 Month LIBOR BBA minus 7.25 bps	4/11/2016	(24)	979
Merrill Lynch	Suheung Co., Ltd.	1 Month LIBOR BBA minus 3.50 bps	4/12/2016	(24)	898
Merrill Lynch	Taiwan Semiconductor Manufacturing Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	6/15/2015	305	59,491
Merrill Lynch	Taiwan Semiconductor Manufacturing Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	8/24/2015	83	12,823
Merrill Lynch	Taiwan Semiconductor Manufacturing Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	9/29/2015	21	3,009
Merrill Lynch	Taiwan Semiconductor Manufacturing Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	11/23/2015	1,010	165,818
Merrill Lynch	Taiwan Semiconductor Manufacturing Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	1/4/2016	81	5,796
Merrill Lynch	Taiwan Semiconductor Manufacturing Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	2/11/2016	78	8,858
Merrill Lynch	Taiwan Semiconductor Manufacturing Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	4/6/2016	122	36,138
Merrill Lynch	Taiwan Semiconductor Manufacturing Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	4/11/2016	312	9,842
Merrill Lynch	Taiwan Semiconductor Manufacturing Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	4/12/2016	309	8,048
Merrill Lynch	Taiwan Semiconductor Manufacturing Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	5/27/2016	19	5,165
Merrill Lynch	Tegma Gestao Logistica	1 Month LIBOR BBA minus 4.00 bps	6/22/2015	(37)	14,658
Merrill Lynch	Tencent Holdings, Ltd.	1 Month LIBOR BBA plus 0.45 bps	7/3/2015	707	404,014
Merrill Lynch	Tencent Holdings, Ltd.	1 Month LIBOR BBA plus 0.45 bps	8/24/2015	143	41,375
Merrill Lynch	Tencent Holdings, Ltd.	1 Month LIBOR BBA plus 0.45 bps	9/28/2015	33	8,186
Merrill Lynch	Tencent Holdings, Ltd.	1 Month LIBOR BBA plus 0.45 bps	11/23/2015	128	50,316
Merrill Lynch	Tencent Holdings, Ltd.	1 Month LIBOR BBA plus 0.45 bps	3/7/2016	87	16,501
Merrill Lynch	Tencent Holdings, Ltd.	1 Month LIBOR BBA plus 0.45 bps	3/9/2016	84	17,648

24	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Appreciation

Merrill Lynch	Tencent Holdings, Ltd.	1 Month LIBOR BBA plus 0.45 bps	4/11/2016	$34	$7,496
Merrill Lynch	Tencent Holdings, Ltd.	1 Month LIBOR BBA plus 0.45 bps	4/12/2016	34	7,643
Merrill Lynch	Tim Participacoes S.A.	1 Month LIBOR BBA minus 0.40 bps	3/7/2016	(256)	65,402
Merrill Lynch	Tim Participacoes S.A.	1 Month LIBOR BBA minus 0.40 bps	3/9/2016	(258)	67,462
Merrill Lynch	Towngas China Co., Ltd.	1 Month LIBOR BBA minus 2.00 bps	1/4/2016	(177)	959
Merrill Lynch	Truworths International, Ltd.	1 Month LIBOR BBA plus 0.80 bps	4/11/2016	474	19,708
Merrill Lynch	Truworths International, Ltd.	1 Month LIBOR BBA plus 0.80 bps	4/12/2016	470	24,954
Merrill Lynch	Tsingtao Brewery Co., Ltd.	1 Month LIBOR BBA minus 0.45 bps	3/7/2016	(53)	2,166
Merrill Lynch	Tsingtao Brewery Co., Ltd.	1 Month LIBOR BBA minus 0.45 bps	3/9/2016	(39)	1,394
Merrill Lynch	Unimicron Technology Corp.	1 Month LIBOR BBA minus 2.00 bps	9/29/2015	(281)	76,361
Merrill Lynch	Unimicron Technology Corp.	1 Month LIBOR BBA minus 2.00 bps	1/4/2016	(201)	46,356
Merrill Lynch	Unimicron Technology Corp.	1 Month LIBOR BBA minus 2.00 bps	2/11/2016	(180)	35,652
Merrill Lynch	Uni-President China Holdings, Ltd.	1 Month LIBOR BBA minus 2.50 bps	6/22/2015	(27)	275
Merrill Lynch	Uni-President China Holdings, Ltd.	1 Month LIBOR BBA minus 2.50 bps	8/24/2015	(152)	390
Merrill Lynch	Uni-President China Holdings, Ltd.	1 Month LIBOR BBA minus 2.50 bps	9/28/2015	(89)	9,603
Merrill Lynch	Usinas Siderurgicas de Minas Gerais S.A.	1 Month LIBOR BBA minus 9.00 bps	10/13/2015	(343)	142,931
Merrill Lynch	Usinas Siderurgicas de Minas Gerais S.A.	1 Month LIBOR BBA minus 9.00 bps	11/23/2015	(445)	65,560
Merrill Lynch	Vale S.A.	1 Month LIBOR BBA plus 0.60 bps	3/7/2016	149	4,110
Merrill Lynch	Vale S.A.	1 Month LIBOR BBA plus 0.60 bps	4/11/2016	188	46,302
Merrill Lynch	Vale S.A.	1 Month LIBOR BBA plus 0.60 bps	4/12/2016	188	46,634
Merrill Lynch	Wal-Mart de Mexico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60 bps	3/28/2016	375	50,421
Merrill Lynch	WeMade Entertainment Co., Ltd.	1 Month LIBOR BBA minus 17.00 bps	6/8/2015	(154)	25,041
Merrill Lynch	WeMade Entertainment Co., Ltd.	1 Month LIBOR BBA minus 8.00 bps	6/15/2015	(34)	2,889
Merrill Lynch	WeMade Entertainment Co., Ltd.	1 Month LIBOR BBA minus 15.00 bps	6/22/2015	(103)	6,599
Merrill Lynch	Wowprime Corp.	1 Month LIBOR BBA minus 6.00 bps	1/4/2016	(75)	883
Merrill Lynch	XL Axiata Tbk PT	1 Month LIBOR BBA minus 4.00 bps	3/7/2016	(51)	9,903
Merrill Lynch	XL Axiata Tbk PT	1 Month LIBOR BBA minus 4.00 bps	3/10/2016	(52)	10,423
Merrill Lynch	XL Axiata Tbk PT	1 Month LIBOR BBA minus 4.00 bps	4/11/2016	(34)	1,888
Merrill Lynch	XL Axiata Tbk PT	1 Month LIBOR BBA minus 4.00 bps	4/12/2016	(34)	1,915
Merrill Lynch	YG Entertainment, Inc.	1 Month LIBOR BBA minus 8.00 bps	11/23/2015	(66)	2,122

				$10,950	$13,174,192

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Depreciation

Merrill Lynch	Adcock Ingram Holdings, Ltd.	1 Month LIBOR BBA minus 2.25 bps	3/7/2016	$(23)	$(4,230)
Merrill Lynch	Adcock Ingram Holdings, Ltd.	1 Month LIBOR BBA minus 2.25 bps	3/9/2016	(23)	(4,322)
Merrill Lynch	Advantech Co. ,Ltd.	1 Month LIBOR BBA minus 2.50 bps	11/23/2015	(53)	(13,389)
Merrill Lynch	Alsea S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	1/4/2016	(288)	(12,631)
Merrill Lynch	Alsea S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	3/7/2016	(116)	(10,407)
Merrill Lynch	Alsea S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	3/9/2016	(117)	(9,551)
Merrill Lynch	Anadolu Efes Biracilik Ve Malt Sanayii A.S.	1 Month LIBOR BBA minus 2.00 bps	3/7/2016	(81)	(2,068)
Merrill Lynch	Anadolu Efes Biracilik Ve Malt Sanayii A.S.	1 Month LIBOR BBA minus 2.00 bps	3/9/2016	(81)	(2,817)
Merrill Lynch	Anadolu Efes Biracilik Ve Malt Sanayii A.S.	1 Month LIBOR BBA minus 2.00 bps	4/11/2016	(78)	(10,404)
Merrill Lynch	Anadolu Efes Biracilik Ve Malt Sanayii A.S.	1 Month LIBOR BBA minus 2.00 bps	4/12/2016	(75)	(8,560)
Merrill Lynch	Anglo American Platinum, Ltd.	1 Month LIBOR BBA minus 1.00 bps	4/11/2016	(171)	(13,481)
Merrill Lynch	Anglo American Platinum, Ltd.	1 Month LIBOR BBA minus 1.00 bps	4/12/2016	(172)	(12,320)
Merrill Lynch	AviChina Industry & Technology Co., Ltd.	1 Month LIBOR BBA minus 1.00 bps	3/7/2016	(173)	(146,029)
Merrill Lynch	AviChina Industry & Technology Co., Ltd.	1 Month LIBOR BBA minus 1.00 bps	3/9/2016	(167)	(151,312)
Merrill Lynch	B2W Cia Digital	1 Month LIBOR BBA minus 5.50 bps	2/10/2016	(147)	(29,928)
Merrill Lynch	B2W Cia Digital	1 Month LIBOR BBA minus 5.50 bps	3/7/2016	(61)	(9,482)
Merrill Lynch	B2W Cia Digital	1 Month LIBOR BBA minus 5.50 bps	3/9/2016	(61)	(10,378)
Merrill Lynch	B2W Cia Digital	1 Month LIBOR BBA minus 5.50 bps	4/11/2016	(54)	(25,690)
Merrill Lynch	B2W Cia Digital	1 Month LIBOR BBA minus 5.50 bps	4/12/2016	(57)	(22,200)
Merrill Lynch	Banco Bradesco S.A.	1 Month LIBOR BBA plus 0.60 bps	6/8/2015	781	(147,303)
Merrill Lynch	Banco Bradesco S.A.	1 Month LIBOR BBA plus 0.60 bps	10/13/2015	18	(4,334)
Merrill Lynch	Banco Bradesco S.A.	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	51	(4,410)
Merrill Lynch	Banregio Grupo Financiero S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	3/7/2016	(82)	(6,942)
Merrill Lynch	Banregio Grupo Financiero S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	3/9/2016	(82)	(7,790)
Merrill Lynch	Banregio Grupo Financiero S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	4/11/2016	(77)	(11,158)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Depreciation

Merrill Lynch	Banregio Grupo Financiero S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	4/12/2016	$(77)	$(10,452)
Merrill Lynch	BBMG Corp.	1 Month LIBOR BBA minus 0.45 bps	2/8/2016	(461)	(156,664)
Merrill Lynch	BBMG Corp.	1 Month LIBOR BBA minus 0.45 bps	3/7/2016	(70)	(33,191)
Merrill Lynch	BBMG Corp.	1 Month LIBOR BBA minus 0.45 bps	3/9/2016	(68)	(34,330)
Merrill Lynch	BB Seguridade Participacoes S.A.	1 Month LIBOR BBA minus 0.60 bps	3/7/2016	(144)	(15,681)
Merrill Lynch	BB Seguridade Participacoes S.A.	1 Month LIBOR BBA minus 0.60 bps	3/9/2016	(277)	(30,089)
Merrill Lynch	BIM Birlesik Magazalar A.S.	1 Month LIBOR BBA minus 2.00 bps	4/11/2016	(282)	(26,014)
Merrill Lynch	BIM Birlesik Magazalar A.S.	1 Month LIBOR BBA minus 2.00 bps	4/12/2016	(283)	(25,005)
Merrill Lynch	Binggrae Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	4/11/2016	(5)	(1,364)
Merrill Lynch	Binggrae Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	4/12/2016	(52)	(14,200)
Merrill Lynch	Biostime International Holdings, Ltd.	1 Month LIBOR BBA minus 4.50 bps	9/28/2015	(23)	(4,177)
Merrill Lynch	Biostime International Holdings, Ltd.	1 Month LIBOR BBA minus 9.00 bps	1/4/2016	(67)	(82,219)
Merrill Lynch	Biostime International Holdings, Ltd.	1 Month LIBOR BBA minus 9.00 bps	2/8/2016	(40)	(47,172)
Merrill Lynch	Bloomage BioTechnology Corp., Ltd.	1 Month LIBOR BBA minus 0.45 bps	6/15/2015	(96)	(3,177)
Merrill Lynch	Bloomage BioTechnology Corp., Ltd.	1 Month LIBOR BBA minus 12.00 bps	1/4/2016	(8)	(3,798)
Merrill Lynch	Bloomage BioTechnology Corp., Ltd.	1 Month LIBOR BBA minus 12.00 bps	1/5/2016	(23)	(11,681)
Merrill Lynch	Bolsa Mexicana de Valores S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	3/7/2016	(40)	(5,170)
Merrill Lynch	Bolsa Mexicana de Valores S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	3/9/2016	(40)	(5,103)
Merrill Lynch	Brasil Pharma S.A.	1 Month LIBOR BBA minus 2.50 bps	5/6/2016	(10)	(393)
Merrill Lynch	Byd Co., Ltd.	1 Month LIBOR BBA minus 2.00 bps	3/7/2016	(45)	(34,410)
Merrill Lynch	Byd Co., Ltd.	1 Month LIBOR BBA minus 2.00 bps	3/9/2016	(45)	(34,236)
Merrill Lynch	CCC S.A.	1 Month LIBOR BBA minus 5.75 bps	4/11/2016	(161)	(18,741)
Merrill Lynch	CCC S.A.	1 Month LIBOR BBA minus 5.75 bps	4/12/2016	(161)	(19,079)
Merrill Lynch	Centrais Eletricas Brasileiras S.A.	1 Month LIBOR BBA minus 5.00 bps	3/7/2016	(85)	(28,214)
Merrill Lynch	Centrais Eletricas Brasileiras S.A.	1 Month LIBOR BBA minus 5.00 bps	3/9/2016	(85)	(27,960)
Merrill Lynch	Centrais Eletricas Brasileiras S.A.	1 Month LIBOR BBA minus 5.00 bps	4/11/2016	(24)	(13,457)
Merrill Lynch	Centrais Eletricas Brasileiras S.A.	1 Month LIBOR BBA minus 5.00 bps	4/12/2016	(24)	(13,640)
Merrill Lynch	Centrais Eletricas Brasileiras S.A.	1 Month LIBOR BBA minus 1.35 bps	4/11/2016	(46)	(20,225)
Merrill Lynch	Centrais Eletricas Brasileiras S.A.	1 Month LIBOR BBA minus 1.35 bps	4/12/2016	(46)	(20,308)
Merrill Lynch	Cheil Worldwide, Inc.	1 Month LIBOR BBA minus 0.75 bps	4/11/2016	(193)	(16,142)
Merrill Lynch	Cheil Worldwide, Inc.	1 Month LIBOR BBA minus 0.75 bps	4/12/2016	(192)	(16,814)
Merrill Lynch	China Conch Venture Holdings, Ltd.	1 Month LIBOR BBA minus 4.00 bps	3/7/2016	(42)	(15,765)
Merrill Lynch	China Conch Venture Holdings, Ltd.	1 Month LIBOR BBA minus 4.00 bps	3/9/2016	(41)	(15,615)
Merrill Lynch	China Foods, Ltd.	1 Month LIBOR BBA minus 3.50 bps	9/28/2015	(88)	(72,357)
Merrill Lynch	China Foods, Ltd.	1 Month LIBOR BBA minus 3.50 bps	11/23/2015	(54)	(55,115)
Merrill Lynch	China Foods, Ltd.	1 Month LIBOR BBA minus 3.50 bps	2/8/2016	(35)	(38,428)
Merrill Lynch	China Foods, Ltd.	1 Month LIBOR BBA minus 3.50 bps	2/9/2016	(17)	(19,090)
Merrill Lynch	China Foods, Ltd.	1 Month HIBOR BBA minus 0.45 bps	4/7/2016	(10)	(9,947)
Merrill Lynch	China Foods, Ltd.	1 Month LIBOR BBA minus 3.50 bps	5/27/2016	(40)	(51,151)
Merrill Lynch	China Modern Dairy Holdings, Ltd.	1 Month LIBOR BBA minus 6.50 bps	1/4/2016	(245)	(105,331)
Merrill Lynch	China Modern Dairy Holdings, Ltd.	1 Month LIBOR BBA minus 6.50 bps	2/8/2016	(137)	(44,162)
Merrill Lynch	China Modern Dairy Holdings, Ltd.	1 Month LIBOR BBA minus 6.50 bps	2/9/2016	(105)	(31,318)
Merrill Lynch	China Molybdenum Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	3/7/2016	(116)	(72,761)
Merrill Lynch	China Molybdenum Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	3/9/2016	(176)	(112,995)
Merrill Lynch	China Molybdenum Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	4/11/2016	(99)	(57,737)
Merrill Lynch	China Molybdenum Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	4/12/2016	(97)	(59,102)
Merrill Lynch	China Oilfield Services, Ltd.	1 Month LIBOR BBA minus 0.45 bps	3/7/2016	(165)	(50,186)
Merrill Lynch	China Oilfield Services, Ltd.	1 Month LIBOR BBA minus 0.45 bps	3/9/2016	(275)	(84,080)
Merrill Lynch	China Petroleum & Chemical Corp.	1 Month LIBOR BBA plus 0.45 bps	8/24/2015	252	(13,646)
Merrill Lynch	China Petroleum & Chemical Corp.	1 Month LIBOR BBA plus 0.45 bps	9/28/2015	21	(1,802)
Merrill Lynch	China Shipping Container Lines Co., Ltd.	1 Month LIBOR BBA minus 2.00 bps	1/4/2016	(122)	(114,446)
Merrill Lynch	China Shipping Development Co., Ltd.	1 Month LIBOR BBA minus 1.50 bps	3/7/2016	(143)	(39,738)
Merrill Lynch	China Shipping Development Co., Ltd.	1 Month LIBOR BBA minus 1.50 bps	3/9/2016	(139)	(43,731)
Merrill Lynch	China Shipping Development Co., Ltd.	1 Month LIBOR BBA minus 1.50 bps	4/11/2016	(145)	(41,411)
Merrill Lynch	China Shipping Development Co., Ltd.	1 Month LIBOR BBA minus 1.50 bps	4/12/2016	(143)	(41,939)
Merrill Lynch	China Suntien Green Energy Corp., Ltd.	1 Month LIBOR BBA minus 3.00 bps	11/23/2015	(151)	(7,882)
Merrill Lynch	China Suntien Green Energy Corp., Ltd.	1 Month LIBOR BBA minus 3.00 bps	2/8/2016	(40)	(4,542)
Merrill Lynch	China Suntien Green Energy Corp., Ltd.	1 Month LIBOR BBA minus 3.00 bps	3/7/2016	(19)	(5,175)
Merrill Lynch	China Suntien Green Energy Corp., Ltd.	1 Month LIBOR BBA minus 3.00 bps	3/9/2016	(28)	(8,223)
Merrill Lynch	Chroma ATE, Inc.	1 Month LIBOR BBA minus 3.25 bps	6/15/2015	(238)	(1,278)
Merrill Lynch	Cia Brasileira de Distribuicao	1 Month LIBOR BBA plus 0.60 bps	2/10/2016	704	(45,065)

26	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Depreciation

Merrill Lynch	Cia de Minas Buenaventura SAA	1 Month LIBOR BBA minus 0.40 bps	2/8/2016	$(562)	$(37,283)
Merrill Lynch	Cia de Minas Buenaventura SAA	1 Month LIBOR BBA minus 0.40 bps	4/11/2016	(22)	(1,521)
Merrill Lynch	Cia de Minas Buenaventura SAA	1 Month LIBOR BBA minus 0.40 bps	4/12/2016	(21)	(981)
Merrill Lynch	CIMC Enric Holdings, Ltd.	1 Month LIBOR BBA minus 2.00 bps	4/11/2016	(100)	(39,992)
Merrill Lynch	CIMC Enric Holdings, Ltd.	1 Month LIBOR BBA minus 2.00 bps	4/12/2016	(98)	(39,474)
Merrill Lynch	CNOOC, Ltd.	1 Month LIBOR BBA plus 0.45 bps	6/15/2015	106	(1,275)
Merrill Lynch	CNOOC, Ltd.	1 Month LIBOR BBA plus 0.45 bps	6/22/2015	398	(8,019)
Merrill Lynch	CNOOC, Ltd.	1 Month LIBOR BBA plus 0.45 bps	8/24/2015	90	(5,096)
Merrill Lynch	Coca-Cola Icecek A.S.	1 Month LIBOR BBA minus 7.75 bps	4/11/2016	(16)	(268)
Merrill Lynch	Coca-Cola Icecek A.S.	1 Month LIBOR BBA minus 6.00 bps	4/12/2016	(16)	(416)
Merrill Lynch	Controladora Comercial Mexicana S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	4/11/2016	(66)	(3,505)
Merrill Lynch	Controladora Comercial Mexicana S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	4/12/2016	(67)	(2,349)
Merrill Lynch	CPFL Energia S.A.	1 Month LIBOR BBA minus 1.15 bps	4/11/2016	(40)	(9,140)
Merrill Lynch	CPFL Energia S.A.	1 Month LIBOR BBA minus 1.15 bps	4/12/2016	(40)	(8,197)
Merrill Lynch	CSSC Offshore and Marine Engineering Group Co., Ltd.	1 Month HIBOR BBA minus 0.45 bps	4/6/2016	(125)	(122,627)
Merrill Lynch	CSSC Offshore and Marine Engineering Group Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	5/27/2016	(26)	(40,070)
Merrill Lynch	Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	63	(12,734)
Merrill Lynch	Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	1 Month LIBOR BBA plus 0.60 bps	1/4/2016	278	(37,510)
Merrill Lynch	Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	1 Month LIBOR BBA plus 0.60 bps	1/5/2016	212	(29,845)
Merrill Lynch	Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	1 Month LIBOR BBA plus 0.60 bps	1/8/2016	51	(7,198)
Merrill Lynch	Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	1 Month LIBOR BBA plus 0.60 bps	3/9/2016	83	(1,039)
Merrill Lynch	Dongfang Electric Corp., Ltd.	1 Month LIBOR BBA minus 2.50 bps	3/9/2016	(37)	(6,432)
Merrill Lynch	Dongjiang Environmental Co., Ltd.	1 Month LIBOR BBA minus 7.00 bps	4/11/2016	(18)	(8,481)
Merrill Lynch	Dongjiang Environmental Co., Ltd.	1 Month LIBOR BBA minus 7.00 bps	4/12/2016	(40)	(20,190)
Merrill Lynch	Dongkuk Steel Mill Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	1/4/2016	(17)	(1,169)
Merrill Lynch	Dongkuk Steel Mill Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	1/5/2016	(81)	(6,324)
Merrill Lynch	Doosan Engine Co., Ltd.	1 Month LIBOR BBA minus 8.00 bps	4/11/2016	(28)	(726)
Merrill Lynch	Doosan Engine Co., Ltd.	1 Month LIBOR BBA minus 8.00 bps	4/12/2016	(28)	(597)
Merrill Lynch	Eclat Textile Co., Ltd.	1 Month LIBOR BBA minus 3.50 bps	4/11/2016	(290)	(32,418)
Merrill Lynch	Eclat Textile Co., Ltd.	1 Month LIBOR BBA minus 3.50 bps	4/12/2016	(284)	(25,295)
Merrill Lynch	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	1 Month LIBOR BBA minus 1.50 bps	11/23/2015	(120)	(33,377)
Merrill Lynch	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	1 Month LIBOR BBA minus 1.30 bps	2/10/2016	(132)	(6,937)
Merrill Lynch	Famous Brands, Ltd.	1 Month LIBOR BBA minus 1.25 bps	3/7/2016	(100)	(2,438)
Merrill Lynch	Famous Brands, Ltd.	1 Month LIBOR BBA minus 2.50 bps	3/9/2016	(97)	(5,117)
Merrill Lynch	Famous Brands, Ltd.	1 Month LIBOR BBA minus 2.50 bps	4/11/2016	(32)	(5,170)
Merrill Lynch	Famous Brands, Ltd.	1 Month LIBOR BBA minus 2.50 bps	4/12/2016	(88)	(13,259)
Merrill Lynch	Fibra Uno Administracion S.A. de C.V.	1 Month LIBOR BBA plus 0.60 bps	2/8/2016	153	(26,116)
Merrill Lynch	Fibra Uno Administracion S.A. de C.V.	1 Month LIBOR BBA plus 0.60 bps	3/7/2016	172	(28,080)
Merrill Lynch	Fibra Uno Administracion S.A. de C.V.	1 Month LIBOR BBA plus 0.60 bps	3/9/2016	171	(27,349)
Merrill Lynch	Fibra Uno Administracion S.A. de C.V.	1 Month LIBOR BBA plus 0.60 bps	4/11/2016	35	(1,799)
Merrill Lynch	Fibra Uno Administracion S.A. de C.V.	1 Month LIBOR BBA plus 0.60 bps	4/12/2016	35	(1,808)
Merrill Lynch	First Tractor Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	6/15/2015	(27)	(14,988)
Merrill Lynch	First Tractor Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	6/22/2015	(62)	(33,815)
Merrill Lynch	First Tractor Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	10/12/2015	(67)	(14,011)
Merrill Lynch	Getin Noble Bank S.A.	1 Month LIBOR BBA minus 5.00 bps	4/11/2016	(19)	(492)
Merrill Lynch	Getin Noble Bank S.A.	1 Month LIBOR BBA minus 5.00 bps	4/12/2016	(19)	(648)
Merrill Lynch	Greatview Aseptic Packaging Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	1/4/2016	(64)	(14,614)
Merrill Lynch	Greatview Aseptic Packaging Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	3/7/2016	(19)	(6,634)
Merrill Lynch	Greatview Aseptic Packaging Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	3/9/2016	(33)	(11,961)
Merrill Lynch	Grupo Mexico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60 bps	9/28/2015	733	(105,522)
Merrill Lynch	Grupo Mexico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60 bps	10/13/2015	31	(3,765)
Merrill Lynch	Grupo Simec S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	4/11/2016	(52)	(458)
Merrill Lynch	Haier Electronics Group Co., Ltd.	1 Month LIBOR BBA minus 0.45 bps	1/4/2016	(219)	(12,158)
Merrill Lynch	Haier Electronics Group Co., Ltd.	1 Month LIBOR BBA minus 0.45 bps	2/8/2016	(42)	(7,304)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Depreciation

Merrill Lynch	Hancom, Inc.	1 Month LIBOR BBA minus 4.75 bps	4/11/2016	$(102)	$(12,907)
Merrill Lynch	Hancom, Inc.	1 Month LIBOR BBA minus 4.75 bps	4/12/2016	(151)	(16,441)
Merrill Lynch	Hanjin Heavy Industries & Construction Co., Ltd.	1 Month LIBOR BBA minus 7.00 bps	10/13/2015	(99)	(1,412)
Merrill Lynch	Hanjin Heavy Industries & Construction Co., Ltd.	1 Month LIBOR BBA minus 7.00 bps	11/23/2015	(82)	(25,315)
Merrill Lynch	Hanjin Kal Corp.	1 Month LIBOR BBA minus 4.50 bps	2/11/2016	(14)	(1,230)
Merrill Lynch	Hanjin Kal Corp.	1 Month LIBOR BBA minus 4.50 bps	3/7/2016	(216)	(8,126)
Merrill Lynch	Hanjin Kal Corp.	1 Month LIBOR BBA minus 4.50 bps	3/9/2016	(210)	(14,215)
Merrill Lynch	Hankook Shell Oil Co., Ltd.	1 Month LIBOR BBA minus 0.50 bps	4/11/2016	(26)	(3,975)
Merrill Lynch	Hankook Shell Oil Co., Ltd.	1 Month LIBOR BBA minus 7.00 bps	4/12/2016	(26)	(3,889)
Merrill Lynch	Hanmi Pharm Co., Ltd.	1 Month LIBOR BBA minus 6.75 bps	1/4/2016	(23)	(74,111)
Merrill Lynch	Hanmi Pharm Co., Ltd.	1 Month LIBOR BBA minus 6.75 bps	2/11/2016	(109)	(301,656)
Merrill Lynch	Hanmi Pharm Co., Ltd.	1 Month LIBOR BBA plus 0.45 bps	2/19/2016	—	(63,616)
Merrill Lynch	Hollysys Automation Technologies, Ltd.	1 Month LIBOR BBA minus 0.40 bps	4/11/2016	(72)	(15,807)
Merrill Lynch	Hollysys Automation Technologies, Ltd.	1 Month LIBOR BBA minus 0.40 bps	4/12/2016	(70)	(15,628)
Merrill Lynch	Hotel Shilla Co., Ltd.	1 Month LIBOR BBA minus 1.00 bps	2/11/2016	(160)	(7,943)
Merrill Lynch	Hotel Shilla Co., Ltd.	1 Month LIBOR BBA minus 1.00 bps	3/7/2016	(129)	(10,984)
Merrill Lynch	Hotel Shilla Co., Ltd.	1 Month LIBOR BBA minus 1.00 bps	3/9/2016	(129)	(10,803)
Merrill Lynch	Huadian Fuxin Energy Corp., Ltd.	1 Month LIBOR BBA minus 2.50 bps	4/11/2016	(199)	(37,236)
Merrill Lynch	Huadian Fuxin Energy Corp., Ltd.	1 Month LIBOR BBA minus 2.50 bps	4/12/2016	(213)	(37,277)
Merrill Lynch	Hyundai Heavy Industries Co., Ltd.	1 Month LIBOR BBA minus 0.50 bps	2/11/2016	(76)	(32,340)
Merrill Lynch	Hyundai Mipo Dockyard Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	1/4/2016	(67)	(16,115)
Merrill Lynch	Hyundai Mipo Dockyard Co., Ltd.	1 Month LIBOR BBA minus 2.00 bps	2/11/2016	(157)	(46,415)
Merrill Lynch	Hyundai Securities Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	3/7/2016	(108)	(60,735)
Merrill Lynch	Hyundai Securities Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	3/9/2016	(277)	(163,094)
Merrill Lynch	iMarketKorea, Inc.	1 Month LIBOR BBA minus 6.00 bps	3/7/2016	(82)	(4,620)
Merrill Lynch	iMarketKorea, Inc.	1 Month LIBOR BBA minus 6.00 bps	3/9/2016	(80)	(7,107)
Merrill Lynch	Impala Platinum Holdings, Ltd.	1 Month LIBOR BBA minus 1.00 bps	4/11/2016	(208)	(22,472)
Merrill Lynch	Impala Platinum Holdings, Ltd.	1 Month LIBOR BBA minus 1.00 bps	4/12/2016	(212)	(19,000)
Merrill Lynch	Industrias CH S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00 bps	4/11/2016	(50)	(409)
Merrill Lynch	Interpark Corp.	1 Month LIBOR BBA minus 6.50 bps	4/11/2016	(109)	(9,016)
Merrill Lynch	Interpark Corp.	1 Month LIBOR BBA minus 6.50 bps	4/12/2016	(110)	(7,979)
Merrill Lynch	Itau Unibanco Holding S.A.	1 Month LIBOR BBA plus 0.60 bps	6/8/2015	849	(136,048)
Merrill Lynch	Itau Unibanco Holding S.A.	1 Month LIBOR BBA plus 0.60 bps	6/15/2015	340	(54,134)
Merrill Lynch	Itau Unibanco Holding S.A.	1 Month LIBOR BBA plus 0.60 bps	9/28/2015	104	(26,319)
Merrill Lynch	Itau Unibanco Holding S.A.	1 Month LIBOR BBA plus 0.60 bps	10/13/2015	18	(4,036)
Merrill Lynch	Itau Unibanco Holding S.A.	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	61	(3,465)
Merrill Lynch	Kasikornbank PCL	1 Month LIBOR BBA plus 0.65 bps	8/24/2015	207	(11,865)
Merrill Lynch	Kasikornbank PCL	1 Month LIBOR BBA plus 0.65 bps	9/28/2015	428	(40,860)
Merrill Lynch	Kasikornbank PCL	1 Month LIBOR BBA plus 0.65 bps	11/23/2015	139	(17,278)
Merrill Lynch	KCC Corp.	1 Month LIBOR BBA minus 1.00 bps	4/11/2016	(17)	(1,177)
Merrill Lynch	KCC Corp.	1 Month LIBOR BBA minus 1.00 bps	4/12/2016	(17)	(1,054)
Merrill Lynch	Kolao Holdings	1 Month LIBOR BBA minus 6.00 bps	10/13/2015	(9)	(1,200)
Merrill Lynch	Kolao Holdings	1 Month LIBOR BBA minus 6.00 bps	3/7/2016	(37)	(9,054)
Merrill Lynch	Kolao Holdings	1 Month LIBOR BBA minus 6.00 bps	3/9/2016	(36)	(9,822)
Merrill Lynch	KONA I Co., Ltd.	1 Month LIBOR BBA minus 1.00 bps	8/25/2015	—	(14,372)
Merrill Lynch	KONA I Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	9/30/2015	—	(3,049)
Merrill Lynch	KONA I Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	11/23/2015	—	(5,143)
Merrill Lynch	KONA I Co., Ltd.	1 Month LIBOR BBA minus 6.00 bps	4/11/2016	(105)	(15,331)
Merrill Lynch	KONA I Co., Ltd.	1 Month LIBOR BBA minus 6.00 bps	4/12/2016	(106)	(14,721)
Merrill Lynch	Korea District Heating Corp.	1 Month LIBOR BBA minus 3.00 bps	4/11/2016	(21)	(4,871)
Merrill Lynch	Korea District Heating Corp.	1 Month LIBOR BBA minus 3.00 bps	4/12/2016	(21)	(4,889)
Merrill Lynch	Kroton Educacional S.A.	1 Month LIBOR BBA minus 1.90 bps	4/11/2016	(275)	(58,895)
Merrill Lynch	Kroton Educacional S.A.	1 Month LIBOR BBA minus 1.90 bps	4/12/2016	(289)	(45,209)
Merrill Lynch	LEENO Industrial, Inc.	1 Month LIBOR BBA minus 6.00 bps	1/4/2016	(61)	(13,516)
Merrill Lynch	LEENO Industrial, Inc.	1 Month LIBOR BBA minus 6.00 bps	1/5/2016	(62)	(12,694)
Merrill Lynch	LEENO Industrial, Inc.	1 Month LIBOR BBA minus 6.00 bps	2/11/2016	(84)	(14,700)
Merrill Lynch	LEENO Industrial, Inc.	1 Month LIBOR BBA minus 6.00 bps	4/11/2016	(41)	(13,211)
Merrill Lynch	LEENO Industrial, Inc.	1 Month LIBOR BBA minus 6.00 bps	4/12/2016	(42)	(13,076)
Merrill Lynch	LG Display Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	9/30/2015	253	(49,835)
Merrill Lynch	LG Display Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	10/13/2015	—	(57)
Merrill Lynch	LG Display Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	11/23/2015	282	(21,577)

28	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Depreciation

Merrill Lynch	LG Display Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	4/12/2016	$82	$(663)
Merrill Lynch	LG Life Sciences, Ltd.	1 Month LIBOR BBA minus 5.00 bps	4/11/2016	(98)	(27,700)
Merrill Lynch	LG Life Sciences, Ltd.	1 Month LIBOR BBA minus 5.00 bps	4/12/2016	(101)	(24,017)
Merrill Lynch	Lianhua Supermarket Holdings Co., Ltd.	1 Month LIBOR BBA minus 3.50 bps	6/22/2015	(43)	(18,122)
Merrill Lynch	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	11/23/2015	(85)	(4,200)
Merrill Lynch	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	2/8/2016	(46)	(14,900)
Merrill Lynch	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	2/9/2016	(51)	(17,350)
Merrill Lynch	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	3/3/2016	(107)	(70,208)
Merrill Lynch	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	3/7/2016	(56)	(24,134)
Merrill Lynch	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	3/9/2016	(71)	(29,509)
Merrill Lynch	Localiza Rent a Car S.A.	1 Month LIBOR BBA minus 1.25 bps	4/11/2016	(106)	(9,470)
Merrill Lynch	Localiza Rent a Car S.A.	1 Month LIBOR BBA minus 1.25 bps	4/12/2016	(104)	(10,149)
Merrill Lynch	Lock&Lock Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	4/11/2016	(58)	(6,636)
Merrill Lynch	Lock&Lock Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	4/12/2016	(58)	(6,675)
Merrill Lynch	Lojas Americanas S.A.	1 Month LIBOR BBA minus 1.25 bps	4/11/2016	(44)	(4,698)
Merrill Lynch	Lojas Americanas S.A.	1 Month LIBOR BBA minus 1.25 bps	4/12/2016	(44)	(4,690)
Merrill Lynch	Lung Yen Life Service Corp.	1 Month LIBOR BBA minus 5.00 bps	3/9/2016	(61)	(11)
Merrill Lynch	Lung Yen Life Service Corp.	1 Month LIBOR BBA minus 6.00 bps	4/11/2016	(46)	(1,587)
Merrill Lynch	Lung Yen Life Service Corp.	1 Month LIBOR BBA minus 6.00 bps	4/12/2016	(54)	(2,298)
Merrill Lynch	Macronix International	1 Month LIBOR BBA minus 5.00 bps	3/7/2016	(53)	(6,971)
Merrill Lynch	Macronix International	1 Month LIBOR BBA minus 5.00 bps	3/9/2016	(53)	(7,050)
Merrill Lynch	Magnit PJSC	1 Month LIBOR BBA minus 1.00 bps	2/8/2016	(265)	(67,399)
Merrill Lynch	Mondi, Ltd.	1 Month LIBOR BBA minus 1.00 bps	4/11/2016	(45)	(1,164)
Merrill Lynch	Mondi, Ltd.	1 Month LIBOR BBA minus 1.00 bps	4/12/2016	(45)	(1,240)
Merrill Lynch	NHN Entertainment Corp.	1 Month LIBOR BBA minus 0.50 bps	5/6/2016	(21)	(1,140)
Merrill Lynch	NICE Holdings Co., Ltd.	1 Month LIBOR BBA minus 4.25 bps	3/7/2016	(32)	(4,609)
Merrill Lynch	NICE Holdings Co., Ltd.	1 Month LIBOR BBA minus 5.25 bps	3/9/2016	(42)	(7,271)
Merrill Lynch	Northam Platinum, Ltd.	1 Month LIBOR BBA minus 1.00 bps	1/4/2016	(166)	(58,537)
Merrill Lynch	Northam Platinum, Ltd.	1 Month LIBOR BBA minus 1.00 bps	1/5/2016	(155)	(55,786)
Merrill Lynch	Northam Platinum, Ltd.	1 Month LIBOR BBA minus 1.00 bps	2/8/2016	(130)	(30,365)
Merrill Lynch	Northam Platinum, Ltd.	1 Month LIBOR BBA minus 1.00 bps	1/4/2016	—	(272)
Merrill Lynch	Northam Platinum, Ltd.	1 Month LIBOR BBA minus 1.00 bps	1/5/2016	—	(256)
Merrill Lynch	Northam Platinum, Ltd.	1 Month LIBOR BBA minus 1.00 bps	2/8/2016	—	(195)
Merrill Lynch	OCI Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	2/11/2016	(230)	(99,012)
Merrill Lynch	Parade Technologies, Ltd.	1 Month LIBOR BBA minus 10.00 bps	3/7/2016	(190)	(9,417)
Merrill Lynch	Parade Technologies, Ltd.	1 Month LIBOR BBA minus 10.00 bps	3/9/2016	(180)	(9,670)
Merrill Lynch	PDG Realty S.A. Empreendimentos e Participacoes	1 Month LIBOR BBA minus 8.00 bps	5/16/2016	—	(56,211)
Merrill Lynch	Petroleo Brasileiro S.A.	1 Month LIBOR BBA plus 0.60 bps	6/8/2015	450	(266,197)
Merrill Lynch	Petroleo Brasileiro S.A.	1 Month LIBOR BBA plus 0.60 bps	6/22/2015	304	(138,445)
Merrill Lynch	Petroleo Brasileiro S.A.	1 Month LIBOR BBA plus 0.60 bps	9/28/2015	44	(25,232)
Merrill Lynch	Petroleo Brasileiro S.A.	1 Month LIBOR BBA plus 0.60 bps	10/13/2015	23	(12,371)
Merrill Lynch	Petroleo Brasileiro S.A.	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	122	(44,029)
Merrill Lynch	Powszechny Zaklad Ubezpieczen S.A.	1 Month LIBOR BBA plus 0.80 bps	1/4/2016	423	(29,496)
Merrill Lynch	Powszechny Zaklad Ubezpieczen S.A.	1 Month LIBOR BBA plus 0.80 bps	2/8/2016	268	(5,580)
Merrill Lynch	Powszechny Zaklad Ubezpieczen S.A.	1 Month LIBOR BBA plus 0.80 bps	3/7/2016	21	(711)
Merrill Lynch	Powszechny Zaklad Ubezpieczen S.A.	1 Month LIBOR BBA plus 0.80 bps	3/9/2016	20	(392)
Merrill Lynch	PPC, Ltd.	1 Month LIBOR BBA minus 1.00 bps	4/12/2016	(82)	(347)
Merrill Lynch	Samsung Electronics Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	6/8/2015	582	(11)
Merrill Lynch	Samsung Electronics Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	6/15/2015	324	(14,550)
Merrill Lynch	Samsung Electronics Co., Ltd.	1 Month LIBOR BBA plus 0.65 bps	6/22/2015	4,755	(318,842)
Merrill Lynch	Samsung Fine Chemicals Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	2/11/2016	(86)	(35,916)
Merrill Lynch	Samsung Fine Chemicals Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	4/11/2016	(54)	(13,656)
Merrill Lynch	Samsung Fine Chemicals Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	4/12/2016	(54)	(14,094)
Merrill Lynch	Samsung SDI Co., Ltd.	1 Month LIBOR BBA minus 4.00 bps	11/23/2015	(271)	(13,965)
Merrill Lynch	Samsung SDI Co., Ltd.	1 Month LIBOR BBA minus 4.00 bps	2/11/2016	(75)	(5,734)
Merrill Lynch	Samsung Techwin Co., Ltd.	1 Month LIBOR BBA minus 3.50 bps	3/7/2016	(183)	(39,107)
Merrill Lynch	Samsung Techwin Co., Ltd.	1 Month LIBOR BBA minus 3.50 bps	3/9/2016	(185)	(36,479)
Merrill Lynch	Seegene, Inc.	1 Month LIBOR BBA plus 0.45 bps	2/16/2016	—	(48,953)
Merrill Lynch	Seoul Semiconductor Co., Ltd.	1 Month LIBOR BBA minus 3.00 bps	1/4/2016	(22)	(1,593)
Merrill Lynch	Shandong Weigao Group Medical Polymer Co., Ltd.	1 Month LIBOR BBA minus 0.45 bps	7/20/2015	(29)	(299)
Merrill Lynch	Shandong Weigao Group Medical Polymer Co., Ltd.	1 Month LIBOR BBA minus 0.45 bps	1/4/2016	(242)	(24,691)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Rate Paid/Received by the Fund	Termination Date	Notional Amount (000)*	Unrealized Depreciation

Merrill Lynch	Shandong Weigao Group Medical Polymer Co., Ltd.	1 Month LIBOR BBA minus 0.45 bps	1/5/2016	$(3)	$(339)
Merrill Lynch	Shenzhou International Group Holdings, Ltd.	1 Month LIBOR BBA minus 1.50 bps	7/20/2015	(55)	(20,838)
Merrill Lynch	Shenzhou International Group Holdings, Ltd.	1 Month LIBOR BBA minus 0.75 bps	8/24/2015	(122)	(52,835)
Merrill Lynch	Shenzhou International Group Holdings, Ltd.	1 Month LIBOR BBA minus 0.45 bps	9/28/2015	(112)	(57,911)
Merrill Lynch	Shinsegae International Co., Ltd.	1 Month LIBOR BBA minus 4.50 bps	8/24/2015	(86)	(14,431)
Merrill Lynch	Shinsegae International Co., Ltd.	1 Month LIBOR BBA minus 4.50 bps	3/7/2016	(68)	(18,516)
Merrill Lynch	Shinsegae International Co., Ltd.	1 Month LIBOR BBA minus 4.50 bps	3/9/2016	(68)	(18,206)
Merrill Lynch	Shinsegae International Co., Ltd.	1 Month LIBOR BBA minus 4.50 bps	4/11/2016	(35)	(14,021)
Merrill Lynch	Shinsegae International Co., Ltd.	1 Month LIBOR BBA minus 4.50 bps	4/12/2016	(35)	(13,963)
Merrill Lynch	Sinopec Kantons Holdings, Ltd.	1 Month LIBOR BBA minus 3.50 bps	8/24/2015	(71)	(17,752)
Merrill Lynch	Sinopec Kantons Holdings, Ltd.	1 Month LIBOR BBA minus 3.50 bps	8/25/2015	(1)	(356)
Merrill Lynch	Sinopec Kantons Holdings, Ltd.	1 Month LIBOR BBA minus 3.50 bps	10/12/2015	(13)	(1,630)
Merrill Lynch	Sinopec Kantons Holdings, Ltd.	1 Month LIBOR BBA minus 4.50 bps	2/8/2016	(114)	(25,386)
Merrill Lynch	Sinopec Kantons Holdings, Ltd.	1 Month LIBOR BBA minus 3.50 bps	3/7/2016	(33)	(6,577)
Merrill Lynch	Sinopec Kantons Holdings, Ltd.	1 Month LIBOR BBA minus 3.50 bps	3/9/2016	(32)	(6,330)
Merrill Lynch	Sinopec Kantons Holdings, Ltd.	1 Month LIBOR BBA minus 3.50 bps	4/11/2016	(41)	(9,522)
Merrill Lynch	Sinopec Kantons Holdings, Ltd.	1 Month LIBOR BBA minus 3.50 bps	4/12/2016	(22)	(5,149)
Merrill Lynch	Sinopec Kantons Holdings, Ltd.	1 Month LIBOR BBA minus 3.50 bps	4/13/2016	(26)	(6,438)
Merrill Lynch	SK Hynix, Inc.	1 Month LIBOR BBA plus 0.65 bps	8/24/2015	88	(6,628)
Merrill Lynch	SK Hynix, Inc.	1 Month LIBOR BBA plus 0.65 bps	10/13/2015	—	(9)
Merrill Lynch	SK Hynix, Inc.	1 Month LIBOR BBA plus 0.65 bps	11/23/2015	158	(513)
Merrill Lynch	SM Entertainment Co.	1 Month LIBOR BBA minus 6.00 bps	11/23/2015	(77)	(852)
Merrill Lynch	Taiwan Life Insurance Co., Ltd.	1 Month LIBOR BBA minus 2.50 bps	3/7/2016	(30)	(9,157)
Merrill Lynch	Taiwan Life Insurance Co., Ltd.	1 Month LIBOR BBA minus 1.25 bps	3/9/2016	(30)	(8,887)
Merrill Lynch	Telefonica Brasil S.A.	1 Month LIBOR BBA plus 0.60 bps	11/23/2015	681	(94,748)
Merrill Lynch	Telefonica Brasil S.A.	1 Month LIBOR BBA plus 0.60 bps	1/4/2016	67	(7,830)
Merrill Lynch	Texhong Textile Group, Ltd.	1 Month LIBOR BBA minus 4.25 bps	6/22/2015	(39)	(26,653)
Merrill Lynch	Texhong Textile Group, Ltd.	1 Month LIBOR BBA minus 5.00 bps	7/20/2015	(115)	(67,714)
Merrill Lynch	Tong Ren Tang Technologies Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	6/15/2015	—	(6,602)
Merrill Lynch	Ton Yi Industrial Corp.	1 Month LIBOR BBA minus 6.75 bps	10/12/2015	(112)	(8,486)
Merrill Lynch	Ton Yi Industrial Corp.	1 Month LIBOR BBA minus 4.50 bps	1/4/2016	(22)	(10,093)
Merrill Lynch	Ton Yi Industrial Corp.	1 Month LIBOR BBA minus 4.50 bps	2/11/2016	(106)	(30,303)
Merrill Lynch	TOTVS S.A.	1 Month LIBOR BBA minus 1.85 bps	4/11/2016	(67)	(5,948)
Merrill Lynch	TOTVS S.A.	1 Month LIBOR BBA minus 1.85 bps	4/12/2016	(66)	(5,503)
Merrill Lynch	Towngas China Co., Ltd.	1 Month LIBOR BBA minus 2.00 bps	2/8/2016	(142)	(12,167)
Merrill Lynch	Towngas China Co., Ltd.	1 Month LIBOR BBA minus 2.00 bps	3/7/2016	(132)	(26,868)
Merrill Lynch	Towngas China Co., Ltd.	1 Month LIBOR BBA minus 2.00 bps	3/9/2016	(136)	(22,661)
Merrill Lynch	Tsingtao Brewery Co., Ltd.	1 Month LIBOR BBA minus 0.45 bps	4/11/2016	(125)	(2,262)
Merrill Lynch	Tsingtao Brewery Co., Ltd.	1 Month LIBOR BBA minus 0.45 bps	4/12/2016	(113)	(2,237)
Merrill Lynch	Uni-President China Holdings, Ltd.	1 Month LIBOR BBA minus 2.50 bps	8/3/2015	(52)	(19,256)
Merrill Lynch	Usinas Siderurgicas de Minas Gerais S.A.	1 Month LIBOR BBA minus 14.50 bps	4/11/2016	(76)	(25,922)
Merrill Lynch	Usinas Siderurgicas de Minas Gerais S.A.	1 Month LIBOR BBA minus 14.50 bps	4/12/2016	(76)	(25,699)
Merrill Lynch	Vale S.A.	1 Month LIBOR BBA plus 0.60 bps	3/9/2016	155	(2,722)
Merrill Lynch	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	1 Month LIBOR BBA minus 1.00 bps	3/9/2016	(19)	(1,596)
Merrill Lynch	Wal-Mart de Mexico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60 bps	4/11/2016	133	(5,837)
Merrill Lynch	Wal-Mart de Mexico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.60 bps	4/12/2016	136	(8,726)
Merrill Lynch	WeMade Entertainment Co., Ltd.	1 Month LIBOR BBA minus 15.00 bps	7/20/2015	(43)	(1,010)
Merrill Lynch	YG Entertainment, Inc.	1 Month LIBOR BBA minus 6.00 bps	6/22/2015	(29)	(659)
Merrill Lynch	YG Entertainment, Inc.	1 Month LIBOR BBA minus 8.00 bps	8/24/2015	(92)	(18,753)
Merrill Lynch	YG Entertainment, Inc.	1 Month LIBOR BBA minus 6.00 bps	1/4/2016	(68)	(2,358)
Merrill Lynch	YG Entertainment, Inc.	1 Month LIBOR BBA minus 8.00 bps	3/7/2016	(60)	(73)
Merrill Lynch	YG Entertainment, Inc.	1 Month LIBOR BBA minus 8.00 bps	3/9/2016	(58)	(1,806)
Merrill Lynch	Zhaojin Mining Industry Co., Ltd.	1 Month LIBOR BBA minus 3.50 bps	11/23/2015	(67)	(20,363)
Merrill Lynch	Zhaojin Mining Industry Co., Ltd.	1 Month LIBOR BBA minus 3.50 bps	1/4/2016	(105)	(43,507)
Merrill Lynch	Zhaojin Mining Industry Co., Ltd.	1 Month LIBOR BBA minus 3.50 bps	2/8/2016	(132)	(39,249)
Merrill Lynch	Zhaojin Mining Industry Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	3/7/2016	(29)	(4,691)
Merrill Lynch	Zhaojin Mining Industry Co., Ltd.	1 Month LIBOR BBA minus 5.00 bps	3/9/2016	(28)	(5,547)

				$(7,676)	$(7,937,949)

*	Notional amounts reflected as a positive value indicate a long position held by the Fund and a negative value indicates a short position.

30	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

NVDR—Non-Voting Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
China	$96,488	$49,478,512	$—	$49,575,000
Czech Republic	—	1,285,366	—	1,285,366
Egypt	—	1,872,289	—	1,872,289
Hong Kong	—	5,735,830	—	5,735,830
Hungary	—	556,663	—	556,663
India	341,877	17,298,664	—	17,640,541
Indonesia	—	4,242,168	—	4,242,168
Malaysia	—	3,011,891	—	3,011,891
Philippines	—	622,929	—	622,929
Poland	—	4,331,594	—	4,331,594
Republic of Korea	442,528	33,868,999	—	34,311,527
Russia	576,360	1,156,700	—	1,733,060
South Africa	—	17,795,533	—	17,795,533
Taiwan	—	23,360,893	—	23,360,893
Thailand	—	7,665,601	—	7,665,601
Turkey	—	5,248,126	—	5,248,126
All Other Countries	20,251,463	—	—	20,251,463

Total Common Stocks	21,708,716	177,531,758	—	199,240,474

Exchange-Traded Fund	1,053,024	—	—	1,053,024
Preferred Stocks
Republic of Korea	—	4,187,832	—	4,187,832
All Other Countries	4,451,150	—		4,451,150

Total Preferred Stocks	4,451,150	4,187,832	—	8,638,982

Short-Term Investment
Repurchase Agreement	—	1,422,506	—	1,422,506

Total Investments in Securities	27,212,890	183,142,096	—	210,354,986

Other Financial Instruments
Equity Swap Contracts (b)	—	13,174,192	—	13,174,192

Total Investments in Securities and Other Financial Instruments	$27,212,890	$196,316,288	$—	$223,529,178

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Portfolio of Investments April 30, 2015 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Exchange-Traded Fund Sold Short	$(4,115,408)	$—	$—	$(4,115,408)

Total Investments in Securities Sold Short	(4,115,408)	—	—	(4,115,408)

Other Financial Instruments
Equity Swap Contracts (b)	—	(7,397,949)	—	(7,397,949)

Total Investments in Securities Sold Short and Other Financial Instruments	$(4,115,408)	$(7,397,949)	$—	$(11,513,357)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects the unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2015, certain foreign equity securities with a market value of $111,548,411 held by the Fund at October 31, 2014, transferred from Level 1 to Level 2 due to these securities being fair valued at period end by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. (See Note 2)

During the period ended April 30, 2015, an equity swap contract with an unrealized appreciation of $(9,869) transferred from Level 3 to Level 2. The transfer occurred as a result of the value of this equity swap contract being obtained using observable inputs. As of October 31, 2014, the valuation of this equity swap contract was obtained from an independent pricing source using unobservable inputs. (See Note 2)

As of April 30, 2015, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2015 (a)
Equity Swap Contracts (b)	$27,511	$—	$—	$—	$—	$(17,822)	$—	$(9,689)	$—	$—

Total	$27,511	$—	$—	$—	$—	$(17,822)	$—	$(9,689)	$—	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Equity swap contracts (expressed in terms of unrealized appreciation/depreciation).

32	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Emerging Markets Opportunities Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Aerospace & Defense	$576,481	0.3%
Air Freight & Logistics	1,370,498	0.6
Airlines	2,970,130	1.4
Auto Components	3,201,171	1.5
Automobiles	6,538,249	3.1
Banks	29,081,351	13.8
Beverages	776,757	0.4
Biotechnology	194,522	0.1
Building Products	593,209	0.3
Capital Markets	9,321,277	4.4
Chemicals	10,445,912	4.9
Commercial Services & Supplies	381,146	0.2
Communications Equipment	38,254	0.0	‡
Construction & Engineering	6,394,754	3.0
Construction Materials	1,600,697	0.8
Consumer Finance	432,842	0.2
Containers & Packaging	19,069	0.0	‡
Distributors	652,717	0.3
Diversified Consumer Services	448,578	0.2
Diversified Financial Services	3,739,474	1.8
Diversified Telecommunication Services	4,086,962	1.9
Electric Utilities	5,497,379	2.6
Electrical Equipment	1,614,578	0.8
Electronic Equipment, Instruments & Components	6,145,567	2.9
Energy Equipment & Services	459,885	0.2
Food & Staples Retailing	1,831,482	0.9
Food Products	5,883,531	2.8
Gas Utilities	80,674	0.0	‡
Health Care Providers & Services	2,448,666	1.2
Hotels, Restaurants & Leisure	1,382,129	0.7
Household Durables	1,599,957	0.8
Household Products	1,784,631	0.8
Independent Power & Renewable Electricity Producers	1,451,368	0.7
Industrial Conglomerates	2,683,406	1.3
Insurance	9,763,335	4.6
Internet Software & Services	3,585,392	1.7
IT Services	4,535,449	2.1
Leisure Products	80,405	0.0	‡
Machinery	2,108,450	1.0
Marine	1,358,023	0.6
Media	4,292,414	2.0
Metals & Mining	7,700,230	3.6
Multiline Retail	123,215	0.1
Oil, Gas & Consumable Fuels	11,516,169	5.4
Paper & Forest Products	1,497,764	0.7
Personal Products	2,031,169	1.0

	Value	Percent †
Pharmaceuticals	$4,020,462	1.9%
Real Estate Investment Trusts	524,946	0.2
Real Estate Management & Development	263,883	0.1
Road & Rail	44,727	0.0 ‡
Semiconductors & Semiconductor Equipment	9,440,925	4.5
Software	2,567,169	1.2
Specialty Retail	1,649,382	0.8
Technology Hardware, Storage & Peripherals	8,189,458	3.9
Textiles, Apparel & Luxury Goods	4,687,241	2.2
Thrifts & Mortgage Finance	740,559	0.4
Tobacco	164,390	0.1
Trading Companies & Distributors	581,204	0.3
Transportation Infrastructure	4,113,501	1.9
Water Utilities	1,482,004	0.7
Wireless Telecommunication Services	7,565,817	3.6

	210,354,986	99.5
Other Assets, Less Liabilities	972,947	0.5

Net Assets	$211,327,933	100.0%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

The table below sets forth the diversification of MainStay Emerging Markets Opportunities Fund investments sold short by industry.

	Value	Percent †
Capital Markets	$(4,115,408)	(1.9)%

	$(4,115,408)	(1.9)%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

Assets
Investment in securities before investment sold short, at value (identified cost $189,299,917) including securities on loan of $311,110	$210,354,986
Cash denominated in foreign currencies (identified cost $224,089)	227,809
Cash	123,402
Receivables:
Dividends	303,500
Investment securities sold	299,397
Fund shares sold	48,129
Premiums paid for swap contracts	571
Unrealized appreciation on swap contracts	13,174,192
Other assets	50,840

Total assets	224,582,826

Liabilities
Investments sold short (proceeds $4,137,015)	4,115,408
Payables:
Investment securities purchased	377,469
Fund shares redeemed	344,233
Manager (See Note 3)	182,237
Custodian	162,238
Foreign capital gains tax (See Note 2(C))	92,065
Professional fees	26,104
Shareholder communication	10,728
Broker fees and charges on short sales	3,835
Transfer agent (See Note 3)	1,589
NYLIFE Distributors (See Note 3)	1,011
Trustees	27
Unrealized depreciation on swap contracts	7,937,949

Total liabilities	13,254,893

Net assets	$211,327,933

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$19,874
Additional paid-in capital	197,230,908

197,250,782
Distributions in excess of net investment income	(3,968,031)
Accumulated net realized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions (a)	(8,173,935)
Net unrealized appreciation (depreciation) on investments and swap contracts (b)	26,197,464
Net unrealized appreciation (depreciation) on investments sold short	21,607
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	46

Net assets	$211,327,933

Class A
Net assets applicable to outstanding shares	$2,804,902

Shares of beneficial interest outstanding	264,317

Net asset value per share outstanding	$10.61
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.23

Investor Class
Net assets applicable to outstanding shares	$458,902

Shares of beneficial interest outstanding	43,323

Net asset value per share outstanding	$10.59
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price per share outstanding	$11.21

Class C
Net assets applicable to outstanding shares	$546,195

Shares of beneficial interest outstanding	51,860

Net asset value and offering price per share outstanding	$10.53

Class I
Net assets applicable to outstanding shares	$207,517,934

Shares of beneficial interest outstanding	19,514,845

Net asset value and offering price per share outstanding	$10.63

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $93,848.

34	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,655,977
Securities lending income	311

Total income	1,656,288

Expenses
Manager (See Note 3)	1,033,130
Custodian	286,922
Professional fees	34,521
Registration	29,547
Shareholder communication	11,048
Transfer agent (See Note 3)	5,600
Distribution/Service—Class A (See Note 3)	2,189
Distribution/Service—Investor Class (See Note 3)	398
Distribution/Service—Class C (See Note 3)	2,264
Offering (See Note 2)	3,791
Broker fees and charges on short sales	2,151
Trustees	1,585
Miscellaneous	7,130

Total expenses before waiver/reimbursement	1,420,276
Expense waiver/reimbursement from Manager (See Note 3)	(144,666)

Net expenses	1,275,610

Net investment income (loss)	380,678

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	(5,431,088)
Investments sold short	(16,810)
Swap transactions	(1,991,105)
Foreign currency transactions	(248,713)

Net realized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	(7,687,716)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	18,770,868
Investments sold short	21,607
Swap contracts	1,761,633
Translation of other assets and liabilities in foreign currencies	4,615

Net change in unrealized appreciation (depreciation) on investments, investments sold short, swap contracts and foreign currency transactions	20,558,723

Net realized and unrealized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	12,871,007

Net increase (decrease) in net assets resulting from operations	$13,251,685

(a)	Dividends recorded net of foreign withholding taxes in the amount of $222,176.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $224,751.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of change in foreign capital gains tax in the amount of $134,167.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Statements of Changes in Net Assets

for the six months ended April 30, 2015 (Unaudited) and the period November 15, 2013 (inception date) through October 31, 2014

	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$380,678	$2,014,433
Net realized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	(7,687,716)	(93,883)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, swap contracts and foreign currency transactions	20,558,723	5,660,394

Net increase (decrease) in net assets resulting from operations	13,251,685	7,580,944

Dividends and distributions to shareholders:
From net investment income:
Class A	(49,653)	(253)
Investor Class	(8,679)	(40)
Class C	(13,906)	(36)
Class I	(5,648,748)	(114,199)

	(5,720,986)	(114,528)

From net realized gain on investments:
Class A	(8,320)	—
Investor Class	(1,514)	—
Class C	(2,813)	—
Class I	(907,403)	—

	(920,050)	—

Total dividends and distributions to shareholders	(6,641,036)	(114,528)

Capital share transactions:
Net proceeds from sale of shares	45,774,411	213,365,220
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	6,637,598	114,487
Cost of shares redeemed	(32,911,144)	(35,729,704)

Increase (decrease) in net assets derived from capital share transactions	19,500,865	177,750,003

Net increase (decrease) in net assets	26,111,514	185,216,419

Net Assets
Beginning of period	185,216,419	—

End of period	$211,327,933	$185,216,419

Undistributed (distributions in excess of) net investment income at end of period	$(3,968,031)	$1,372,277

36	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class A	Six months ended April 30, 2015*		November 15, 2013** through October 31, 2014
Net asset value at beginning of period	$10.40		$10.00

Net investment income (loss) (a)	0.01		0.15
Net realized and unrealized gain (loss) on investments	0.58		0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)

Total from investment operations	0.58		0.42

Less dividends and distributions:
From net investment income	(0.32)		(0.02)
From net realized gain on investments	(0.05)		—

Total dividends and distributions	(0.37)		(0.02)

Net asset value at end of period	$10.61		$10.40

Total investment return (b)(c)	6.01%		4.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.27	%††	1.57%††
Net expenses (excluding short sale expenses)	1.60	%††	1.60%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.76	%††	1.90%††
Short sale expenses	0.00	%††(d)	0.01%††
Portfolio turnover rate	82%		153%
Net assets at end of period (in 000’s)	$2,805		$1,564

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Less than one-hundredth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Financial Highlights selected per share data and ratios

Investor Class	Six months ended April 30, 2015*		November 15, 2013** through October 31, 2014
Net asset value at beginning of period	$10.38		$10.00

Net investment income (loss) (a)	0.00	‡	0.13
Net realized and unrealized gain (loss) on investments	0.57		0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)

Total from investment operations	0.56		0.40

Less dividends and distributions:
From net investment income	(0.30)		(0.02)
From net realized gain on investments	(0.05)		—

Total dividends and distributions	(0.35)		(0.02)

Net asset value at end of period	$10.59		$10.38

Total investment return (b)(c)	5.88%		3.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	1.33%††
Net expenses (excluding short sale expenses)	1.84	%††	1.83%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.99	%††	2.13%††
Short sale expenses	0.00	%††(d)	0.01%††
Portfolio turnover rate	82%		153%
Net assets at end of period (in 000’s)	$459		$270

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Less than one-hundredth of a percent.

38	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Class C	Six months ended April 30, 2015*		November 15, 2013** through October 31, 2014
Net asset value at beginning of period	$10.32		$10.00

Net investment income (loss) (a)	(0.04)		0.05
Net realized and unrealized gain (loss) on investments	0.57		0.30
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)

Total from investment operations	0.52		0.33

Less dividends and distributions:
From net investment income	(0.26)		(0.01)
From net realized gain on investments	(0.05)		—

Total dividends and distributions	(0.31)		(0.01)

Net asset value at end of period	$10.53		$10.32

Total investment return (b)(c)	5.46%		3.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.88	%)††	0.50%††
Net expenses (excluding short sale expenses)	2.59	% ††	2.58%††
Expenses (including short sales expenses, before waiver/reimbursement)	2.74	% ††	2.88%††
Short sale expenses	0.00	% ††(d)	0.01%††
Portfolio turnover rate	82%		153%
Net assets at end of period (in 000’s)	$546		$519

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Less than one-hundredth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Financial Highlights selected per share data and ratios

Class I	Six months ended April 30, 2015*		November 15, 2013** through October 31, 2014
Net asset value at beginning of period	$10.42		$10.00

Net investment income (loss) (a)	0.02		0.18
Net realized and unrealized gain (loss) on investments	0.58		0.28
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)

Total from investment operations	0.59		0.44

Less dividends and distributions:
From net investment income	(0.33)		(0.02)
From net realized gain on investments	(0.05)		—

Total dividends and distributions	(0.38)		(0.02)

Net asset value at end of period	$10.63		$10.42

Total investment return (b)(c)	6.15%		4.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.41	%††	1.85%††
Net expenses (excluding short sale expenses)	1.35	%††	1.35%††
Expenses (including short sales expenses, before waiver/reimbursement)	1.51	%††	1.65%††
Short sale expenses	0.00	%††(d)	0.01%††
Portfolio turnover rate	82%		153%
Net assets at end of period (in 000’s)	$207,518		$182,864

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Less than one-hundredth of a percent.

40	MainStay Emerging Markets Opportunities Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Emerging Markets Opportunities Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers four classes of shares. Class A, Investor Class, Class C and Class I shares. The inception date for all classes was on November 15, 2013. Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Class A and Investor Class shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

41

Notes to Financial Statements (Unaudited) (continued)

As of April 30, 2015, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Broker Dealer Quotes	• Reported Trades
• Two-sided markets	• Issuer Spreads
• Bids/Offers	• Benchmark securities
• Industry and economic events	• Reference Data (corporate actions or material event notices)
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. During the six-month period ended April 30, 2015, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2015, the Fund did not hold any securities that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of April 30, 2015, certain foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Total return swaps contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value

42	MainStay Emerging Markets Opportunities Fund

illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). During the period ended April 30, 2015, taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the

43

Notes to Financial Statements (Unaudited) (continued)

obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Equity Swaps (Total Return Swaps).  Equity swap contracts may be structured in different ways. For example, when the Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, the Fund may agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to the Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when the Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, a Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. As much as these transactions are offset by segregated cash or liquid assets to cover the Funds’ current obligations (or are otherwise covered as permitted by applicable law), the Funds and New York Life Investments believe these transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Fund engages in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisor does not accurately analyze and predict future market trends, the values or assets or economic factors, a Fund may suffer a loss, which may be substantial.

(J)  Securities Sold Short.  The Fund engages in sales of securities it does not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

(K)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2015, the Fund did not hold any rights or warrants.

(M)  Offering Costs.  Costs were incurred by the Fund in connection with the commencement of the Fund’s operations. These costs are being amortized on a straight line basis over twelve months.

(N)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank

44	MainStay Emerging Markets Opportunities Fund

and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of the six-month period ended April 30, 2015, the Fund had securities on loan with a value of $311,110 and had received non-cash collateral of $327,588. The Fund earned income from securities loaned in the amount of $311 and is reflected in the Statement of Operations.

(O)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial positions, performance and cash flows. The Fund engages in total return swap contracts to gain exposure to emerging market securites, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2015:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Swap Contracts	Unrealized appreciation on swap contracts	$13,174,192	$13,174,192

Total Fair Value		$13,174,192	$13,174,192

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Swap Contracts	Unrealized depreciation on swap contracts	$(7,937,949)	$(7,937,949)

Total Fair Value		$(7,937,949)	$(7,937,949)

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2015:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Swap Contracts	Net realized gain (loss) on swap transactions	$(1,991,105)	$(1,991,105)

Total Realized Gain (Loss)		$(1,991,105)	$(1,991,105)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	$1,761,633	$1,761,633

Total Change in Unrealized Appreciation (Depreciation)		$1,761,633	$1,761,633

Average Notional Amount

	Equity Contracts Risk	Total
Swap Contracts Long	$46,163,489	$46,163,489
Swap Contracts Short	$(45,343,131)	$(45,343,131)

45

Notes to Financial Statements (Unaudited) (continued)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Fund as of April 30, 2015.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
Merrill Lynch	$13,174,192	$(7,937,949)	$—	$5,236,243

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Fund as of April 30, 2015.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Liabilities†
Merrill Lynch	$7,937,949	$(7,937,949)	$—	$—

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings “ or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Holdings, New York Life Investments pays for the Subadvisor’s services.

Under the Management Agreement, the Fund pays the Manager a monthly fee for services performed and facilities furnished at 1.10% annual rate of average daily net assets of the Fund.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares of 1.60%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2016 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fees and expenses.

During the six-month period ended April 30, 2015, New York Life Investments earned fees from the Fund in the amount of $1,033,130 and waived its fees and/or reimbursed expenses in the amount of $144,666.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the six-month period ended April 30, 2015, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $2,938 and $625, respectively. During the six-month period ended April 30, 2015, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $6 and $225, respectively.

46	MainStay Emerging Markets Opportunities Fund

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended April 30, 2015, transfer agent expenses incurred by the Fund were as follows:

Class A	$44
Investor Class	379
Class C	540
Class I	4,637

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2015, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$27,609	1.0%
Investor Class	27,523	6.0
Class C	27,231	5.0
Class I	10,998,655	5.3

Note 4–Federal Income Tax

The tax character of distributions paid during the period ended October 31, 2014 shown in the Statements of Changes in Net Assets was as follows:

2014
Distributions paid from: Ordinary Income	$114,528

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 5, 2014, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an optional maximum aggregate amount of $700,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 4, 2015, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. During the six-month period ended April 30, 2015, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2015, purchases and sales of securities, other than short-term securities, were $169,030 and $153,900, respectively.

Note 8–Capital Share Transactions

Class A	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	132,662	$1,340,214
Shares issued to shareholders in reinvestment of dividends and distributions	5,765	54,535
Shares redeemed	(24,464)	(244,298)

Net increase (decrease)	113,963	$1,150,451

Period ended October 31, 2014 (a):
Shares sold	160,564	$1,615,789
Shares issued to shareholders in reinvestment of dividends and distributions	22	212
Shares redeemed	(10,232)	(99,694)

Net increase (decrease)	150,354	$1,516,307

Investor Class	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	19,308	$190,550
Shares issued to shareholders in reinvestment of dividends and distributions	1,079	10,193
Shares redeemed	(3,070)	(29,901)

Net increase (decrease)	17,317	$170,842

Period ended October 31, 2014 (a):
Shares sold	31,591	$319,525
Shares issued to shareholders in reinvestment of dividends and distributions	4	40
Shares redeemed	(5,589)	(58,463)

Net increase (decrease)	26,006	$261,102

47

Notes to Financial Statements (Unaudited) (continued)

Class C	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	19,927	$195,529
Shares issued to shareholders in reinvestment of dividends and distributions	1,775	16,719
Shares redeemed	(20,143)	(190,023)

Net increase (decrease)	1,559	$22,225

Period ended October 31, 2014 (a):
Shares sold	50,947	$515,151
Shares issued to shareholders in reinvestment of dividends and distributions	4	36
Shares redeemed	(650)	(6,838)

Net increase (decrease)	50,301	$508,349

Class I	Shares	Amount
Six-month period ended April 30, 2015:
Shares sold	4,559,021	$44,048,118
Shares issued to shareholders in reinvestment of dividends and distributions	692,307	6,556,151
Shares redeemed	(3,282,050)	(32,446,922)

Net increase (decrease)	1,969,278	$18,157,347

Period ended October 31, 2014 (a):
Shares sold	21,250,184	$210,914,755
Shares issued to shareholders in reinvestment of dividends and distributions	11,871	114,199
Shares redeemed	(3,716,488)	(35,564,709)

Net increase (decrease)	17,545,567	$175,464,245

(a)	The inception date of the Fund was November 15, 2013.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2015, events and transactions subsequent to April 30, 2015, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

48	MainStay Emerging Markets Opportunities Fund

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the 130/30 Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

49

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity

MainStay Emerging Markets Opportunities Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund (formerly known as MainStay Short Term Bond Fund)

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

MainStay Cushing Royalty Energy Income Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cornerstone Capital Management LLC3

Bloomington, Minnesota

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC3

Chicago, Illinois

MacKay Shields LLC3

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP4

PricewaterhouseCoopers LLP5

1. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

2. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. An affiliate of New York Life Investment Management LLC.

4. For all Funds listed above except MainStay Marketfield Fund.

5. For MainStay Marketfield Fund only.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2015 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1653784 MS139-15	MSEMR10-06/15 NL070

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	July 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	July 8, 2015

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	July 8, 2015

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.